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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08941

The Vantagepoint Funds

(Exact name of registrant as specified in charter)

777 North Capitol Street, NE, Suite 600,

Washington D.C. 20002-4240

(Address of principal executive offices) (Zip code)

Angela Montez, Secretary of the Registrant

777 North Capitol Street, NE, Suite 600,

Washington D.C. 20002-4240

(Name and address of agent for service)

Registrant’s telephone number, including area code: 202-962-4600

Date of fiscal year end: 12/31/12

Date of reporting period: 01/01/12 - 12/31/12

Item 1 (Report to Shareholders): The annual report is set forth below.

ANNUAL REPORT

December 31, 2012

VANTAGEPOINT FUNDS

Shareholder Expenses

As a shareholder of a Vantagepoint Fund, you incur ongoing expenses, such as advisory fees and other fund expenses. The following example is intended to help you understand your ongoing expenses (in dollars and cents) of investing in a fund and to compare these expenses with the ongoing expenses of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first section in the example below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section in the example below provides information about hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

ACTUAL					HYPOTHETICAL
Beginning Account Value 7/01/12	Ending Account Value 12/31/12	2012 Annualized Expense Ratio(a)	Expenses Paid During Period*	Vantagepoint Funds	Beginning Account Value 7/01/12	Ending Account Value 12/31/12	2012 Annualized Expense Ratio	Expenses Paid During Period*
$1,000.00	$1,018.60	0.62%	$3.15	Low Duration Bond	$1,000.00	$1,022.02	0.62%	$3.15
$1,000.00	$1,026.60	0.62%	$3.16	Inflation Protected Securities	$1,000.00	$1,022.02	0.62%	$3.15
$1,000.00	$1,067.10	0.80%	$4.16	Equity Income	$1,000.00	$1,021.11	0.80%	$4.06
$1,000.00	$1,070.60	0.78%	$4.06	Growth & Income	$1,000.00	$1,021.22	0.78%	$3.96
$1,000.00	$1,055.80	0.76%	$3.93	Growth	$1,000.00	$1,021.32	0.76%	$3.86
$1,000.00	$1,087.30	0.99%	$5.19	Select Value	$1,000.00	$1,020.16	0.99%	$5.03
$1,000.00	$1,061.60	0.87%	$4.51	Aggressive Opportunities	$1,000.00	$1,020.76	0.87%	$4.42
$1,000.00	$1,060.40	0.98%	$5.08	Discovery	$1,000.00	$1,020.21	0.98%	$4.98
$1,000.00	$1,128.80	0.98%	$5.24	International	$1,000.00	$1,020.21	0.98%	$4.98
$1,000.00	$1,025.00	0.80%	$4.07	Diversifying Strategies	$1,000.00	$1,021.11	0.80%	$4.06
$1,000.00	$1,016.20	0.40%	$2.03	Core Bond Index Class I	$1,000.00	$1,023.13	0.40%	$2.03
$1,000.00	$1,017.10	0.20%	$1.01	Core Bond Index Class II	$1,000.00	$1,024.13	0.20%	$1.02
$1,000.00	$1,057.50	0.42%	$2.17	500 Stock Index Class I	$1,000.00	$1,023.03	0.42%	$2.14
$1,000.00	$1,059.20	0.22%	$1.14	500 Stock Index Class II	$1,000.00	$1,024.03	0.22%	$1.12
$1,000.00	$1,061.50	0.41%	$2.12	Broad Market Index Class I	$1,000.00	$1,023.08	0.41%	$2.08
$1,000.00	$1,062.30	0.21%	$1.09	Broad Market Index Class II	$1,000.00	$1,024.08	0.21%	$1.07
$1,000.00	$1,085.20	0.42%	$2.20	Mid/Small Company Index Class I	$1,000.00	$1,023.03	0.42%	$2.14
$1,000.00	$1,086.70	0.22%	$1.15	Mid/Small Company Index Class II	$1,000.00	$1,024.03	0.22%	$1.12
$1,000.00	$1,144.00	0.55%	$2.96	Overseas Equity Index Class I	$1,000.00	$1,022.37	0.55%	$2.80
$1,000.00	$1,143.50	0.35%	$1.89	Overseas Equity Index Class II	$1,000.00	$1,023.38	0.35%	$1.78
$1,000.00	$1,036.00	0.82%	$4.20	Model Portfolio Savings Oriented **	$1,000.00	$1,021.01	0.82%	$4.17
$1,000.00	$1,044.30	0.84%	$4.32	Model Portfolio Conservative Growth **	$1,000.00	$1,020.91	0.84%	$4.27
$1,000.00	$1,055.60	0.87%	$4.50	Model Portfolio Traditional Growth **	$1,000.00	$1,020.76	0.87%	$4.42
$1,000.00	$1,064.40	0.90%	$4.67	Model Portfolio Long-Term Growth **	$1,000.00	$1,020.61	0.90%	$4.57
$1,000.00	$1,078.00	0.99%	$5.17	Model Portfolio All-Equity Growth **	$1,000.00	$1,020.16	0.99%	$5.03

(continued)

ACTUAL					HYPOTHETICAL
Beginning Account Value 7/01/12	Ending Account Value 12/31/12	2012 Annualized Expense Ratio	Expenses Paid During Period*	Vantagepoint Funds	Beginning Account Value 7/01/12	Ending Account Value 12/31/12	2012 Annualized Expense Ratio	Expenses Paid During Period*
$1,000.00	$1,036.20	0.83%	$4.25	Milestone Retirement Income **	$1,000.00	$1,020.96	0.83%	$4.22
$1,000.00	$1,046.60	0.87%	$4.48	Milestone 2010 **	$1,000.00	$1,020.76	0.87%	$4.42
$1,000.00	$1,050.80	0.85%	$4.38	Milestone 2015 **	$1,000.00	$1,020.86	0.85%	$4.32
$1,000.00	$1,057.00	0.84%	$4.34	Milestone 2020 **	$1,000.00	$1,020.91	0.84%	$4.27
$1,000.00	$1,061.70	0.85%	$4.41	Milestone 2025 **	$1,000.00	$1,020.86	0.85%	$4.32
$1,000.00	$1,066.60	0.87%	$4.52	Milestone 2030 **	$1,000.00	$1,020.76	0.87%	$4.42
$1,000.00	$1,072.90	0.89%	$4.64	Milestone 2035 **	$1,000.00	$1,020.66	0.89%	$4.52
$1,000.00	$1,076.80	0.88%	$4.59	Milestone 2040 **	$1,000.00	$1,020.71	0.88%	$4.47
$1,000.00	$1,077.40	0.97%	$5.07	Milestone 2045 **	$1,000.00	$1,020.26	0.97%	$4.93
$1,000.00	$1,026.60	1.09%	$3.38	Milestone 2050 **(b)	$1,000.00	$1,011.93	1.09%	$3.36

*	Expenses are calculated using each fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half year divided by total number of days in fiscal year] (e.g. 184/366 to reflect the one-half year period).

**	This fund invests in one or more other mutual funds. The annualized expense ratio includes this fund’s proportionate share of the expense ratio of such other mutual fund(s).

(a)	Net of waivers, if any.

(b)	The Milestone 2050 Fund commenced operations on September 10, 2012. Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half year divided by total number of days in fiscal year] (e.g. 112/366 to reflect the period since commencement of operations).

MANAGEMENT’S DISCUSSION OF MARKET CONDITIONS FOR THE YEAR ENDED DECEMBER 31, 2012

The following represents Vantagepoint Investment Advisers, LLC’s (“VIA”) views of the major market conditions that prevailed in 2012. This commentary should not be considered a complete discussion of all markets, but a brief discussion so that a Fund’s performance can be read in context with the performance of those markets in which it invests. Each Fund’s commentary should be read together with this discussion of market conditions for the year ended December 31, 2012.

Equity and fixed income securities markets offered positive returns for 2012, with equity markets generally outperforming fixed income markets. Equity markets generally offered double-digit returns for the year while bond returns varied, led by the high-yield (“junk bond”) sector. Equity markets and high yield bonds rallied in the first quarter of the year amid signs of improving U.S. economic conditions along with progress on the European sovereign debt crisis. In the second quarter, equity markets lost some of their first quarter gains and longer-maturity U.S. Treasuries prices rose amid renewed concerns about a slowing of the U.S. economic recovery and stability in the eurozone, which consists of those European Union nations that use the euro as their sole national currency. Equity markets and fixed income markets, again led by high yield bonds, offered positive returns in the third quarter as investor sentiment shifted with developments such as the European Central Bank’s pledge to keep the eurozone together and the Board of Governors of the Federal Reserve announcement of a third round of quantitative easing. Equity markets offered mixed returns in the fourth quarter, influenced by disappointing corporate earnings reports and U.S. political concerns, while high yield corporate bonds were among the best performing fixed income sectors. The U.S. economy continued to show signs of strengthening over the year, which generally supported investor interest in and returns from riskier holdings. During the year, the Board of Governors of the Federal Reserve System extended its commitment to maintaining low interest rates in the U.S., and the eurozone continued to work to resolve the debt crisis and economic issues, which also supported investor interest in riskier holdings.

U.S. fixed income markets offered positive returns in 2012, with high yield fixed income securities generally producing the strongest returns. Lower credit quality rated fixed income sectors generally outperformed those with higher credit quality ratings, and longer-maturity fixed income securities generally outperformed shorter-maturity securities. Treasury inflation-protected securities outperformed U.S. Treasuries with similar maturities, reflecting investors’ expectations for inflation. Intermediate and longer term U.S. Treasury interest rates were modestly lower at year end than they were at the beginning of the year.

The U.S. equity market offered double-digit positive returns in 2012, with all sectors of the S&P 500 Index, representing the larger capitalization stocks traded in the U.S., providing positive returns. The returns were led by the economically sensitive Financials and Consumer Discretionary sectors, each with returns in excess of 20 percent. Value-style equities generally offered higher returns than growth-style equities. Equities of mid-capitalization size companies generally outperformed equities of small- and large-capitalization companies.

The equity markets of countries outside the U.S. generally offered positive double-digit returns for the year, and the equity markets of emerging market countries generally outperformed the equity markets of developed countries. Equity markets of countries outside the U.S. varied similarly to the U.S. markets during the first three quarters of the year but generally outperformed the U.S. markets in the fourth quarter and for the year as a whole. Foreign fixed income market returns varied, generally providing positive returns to U.S. dollar investors as the eurozone continued to work to resolve the debt crisis and economic issues.

Vantagepoint Low Duration Bond Fund

The Vantagepoint Low Duration Bond Fund’s investment objective is to seek total return that is consistent with preservation of capital. The Fund invests, under normal circumstances, at least 80% of its net assets in bonds and other fixed income securities of varying maturities, and normally invest at least 65% of its net assets in bonds and other fixed income securities with more than one year to maturity. The Fund seeks to maintain a portfolio effective duration of no greater than three years (effective duration is a measure of the expected change in value of a fixed income security for a given change in interest rates). The Fund’s investments may include securities issued or guaranteed by the U.S. Government or foreign governments and their agencies and instrumentalities, or supra-national organizations (such as the World Bank); securities issued by U.S. or foreign companies; U.S. and foreign mortgage-backed and asset-backed securities; and municipal securities. The Fund generally invests in investment grade fixed income securities (i.e., securities rated within the four highest grades by a major ratings agency or unrated securities that the Fund’s subadvisers determine are of comparable quality). The Fund may invest up to 10% of its net assets in securities that are rated below investment grade (commonly known as “high yield securities” or “junk bonds”) or are unrated securities that the Fund’s subadvisers determine are of comparable quality. Investments in foreign securities are limited to 30% of the Fund’s net assets.

The Fund may invest up to 10% of its net assets in derivative instruments. The Fund’s subadvisers may use futures, options, and swap agreements to manage risk or obtain or adjust investment exposure. The Fund’s subadvisers also may use forward currency contracts to obtain or adjust investment exposure or to manage foreign currency risks. The Fund’s investments in credit default swaps, if any, will be less than 5% of the Fund’s net assets.

Performance

The Vantagepoint Low Duration Bond Fund gained 3.97% in 2012. The Fund’s market benchmark, the BofA Merrill Lynch 1–3 Year US Corporate & Government Index, gained 1.48% while the Fund’s peer group benchmark, the Morningstar Short-Term Bond Funds Average, a group of mutual funds with similar investment objectives, gained 3.67%.

The Fund’s absolute performance in 2012 benefited from positive returns in all fixed income sectors included in the Fund, led by the performance of corporate securities, asset-backed securities and mortgage-backed securities. Additionally, the Fund benefitted from an allocation to high-yield securities (“junk bonds”).

The Fund outperformed its market benchmark primarily due to an overweight allocation to investment-grade corporate securities, led by the performance of the Financials sector and asset-backed securities and mortgage-backed securities. Additionally, the Fund’s performance benefitted from an overweight allocation to high yield securities.

The Fund outperformed its peer group benchmark primarily due to an overweight allocation to investment-grade corporate securities. This outperformance was partially offset by an underweight allocation to lower rated investment-grade securities.

The Fund used interest rate futures during the year to seek to manage interest rate risk and to seek to obtain investment exposure based on anticipated changes in interest rates. The use of these derivatives did not have a material impact to the Fund’s return. The Fund used forward currency contracts to manage foreign currency risk associated with the Fund’s foreign bond exposure. The use of forward currency contracts reduced the Fund’s foreign currency risk exposure throughout the year and did not have a material impact on the Fund’s return.

VIA uses more than one subadviser to manage the Fund’s assets. This multi-management strategy seeks to improve consistency of returns over time by eliminating reliance on the results of a single subadviser. The Fund’s subadvisers are as follows:

Subadviser Data

Payden & Rygel

Founded:	1983
Investment Style:	Low duration

STW Fixed Income Management LLC

Founded:	1977
Investment Style:	Low duration

Vantagepoint Low Duration Bond Fund

Sector Allocation as of December 31, 2012 (% of Net Assets)

The primary source of sector allocation classification is BondEdge. Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Low Duration Bond Fund vs. BofA Merrill Lynch 1–3 Year US Corporate & Government Index

Growth of $10,000 Invested December 31, 2002*

Source for Benchmark Returns: Morningstar® EnCorr®

Vantagepoint Low Duration Bond Fund

Average Annual Total Returns for the periods ended December 31, 2012*

One Year	3.97%

Three Years	2.89%

Five Years	3.48%

Ten Years	3.50%

Fund Inception Date	December 4, 2000

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the BofA Merrill Lynch 1–3 Year US Corporate & Government Index, tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt securities issued in the U.S. domestic bond market with maturities ranging between 1 and 3 years. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the index.

Vantagepoint Inflation Protected Securities Fund

The Vantagepoint Inflation Protected Securities Fund’s investment objective is to offer current income. The Fund invests, under normal circumstances, at least 80% of its net assets in inflation-adjusted U.S. and foreign fixed income securities. Under normal circumstances, the Fund invests at least 50% of its net assets in U.S. Treasury inflation-protected securities (“TIPS”). The Fund’s investments in these securities may include fixed income securities issued or guaranteed by the U.S. government, foreign governments (national, regional, or local), their agencies or instrumentalities, or supra-national organizations (such as the World Bank); U.S. and foreign corporate fixed income securities; and municipal securities. Investments in U.S. and foreign fixed income securities whose values are not linked to adjustments in inflation rates are limited to 20% of the Fund’s net assets.

The Fund may invest up to 20% of its net assets in derivative instruments. The Fund’s subadvisers may use futures, options, and swap agreements to manage risk or obtain or adjust investment exposure. The Fund’s subadvisers also may use forward currency contracts to obtain or adjust investment exposure or to manage foreign currency risks. The Fund’s investments in credit default swaps, if any, will be less than 5% of the Fund’s net assets.

Performance

The Vantagepoint Inflation Protected Securities Fund gained 6.84% in 2012. The Fund’s market benchmark, the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), gained 6.98%, while the Fund’s peer group benchmark, the Morningstar Inflation-Protected Bond Funds Average, a group of mutual funds with similar investment objectives, gained 6.45%.

The Fund’s positive absolute return in 2012 was primarily the result of favorable market conditions, with inflation-protected securities benefitting from the decline in real yields.

The Fund’s underperformance relative to its market benchmark primarily resulted from exposures to non-inflation-protected U.S. Treasury securities and to mortgage-backed securities. The underperformance was partially offset by exposure to investment-grade corporate bonds and duration changes of the holdings throughout the year as interest rate expectations changed.

The Fund outperformed its peer group benchmark primarily due to an overweight allocation to inflation-protected bonds, which generally outperformed comparable non-inflation protected bonds. The outperformance was partially offset by an underweight allocation to credit sectors.

The Fund used derivative instruments during the year to seek to manage interest rate risk and to seek to obtain investment exposure based on the Fund subadvisers’ views on interest rates and yield curves. Derivatives used included interest rate and bond futures, options, swaps, and swaptions. Derivatives used to obtain investment exposure provided positive returns, benefitting Fund performance. Interest rate swaps and swaptions used to manage interest rate risk also provided slightly positive returns, benefitting Fund performance.

VIA uses more than one subadviser to manage the Fund’s assets. This multi-management strategy seeks to improve consistency of returns over time by eliminating reliance on the results of a single subadviser. The Fund’s subadvisers are as follows:

Subadviser Data

BlackRock Financial Management, Inc.

Founded:	1988
Investment Style:	Broad-based inflation-linked

Pacific Investment Management Company, LLC

Founded:	1971
Investment Style:	Broad-based inflation-linked

Vantagepoint Inflation Protected Securities Fund

Sector Allocation as of December 31, 2012 (% of Net Assets)

The primary source of sector allocation classification is BondEdge. Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Inflation Protected Securities Fund vs. Barclays U.S. TIPS Index (Series-L)

Growth of $10,000 Invested December 31, 2002*

Source for Benchmark Returns: Morningstar® EnCorr®

Vantagepoint Inflation Protected Securities Fund

Average Annual Total Returns for the periods ended December 31, 2012*

One Year	6.84%

Three Years	8.08%

Five Years	6.66%

Ten Years	5.04%

Fund Inception Date	July 1, 1992

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), consists of all U.S. Treasury inflation protected securities rated investment grade or better, having at least one year to final maturity and at least $250 million par amount outstanding. The Series-L reference identifies this index as the former Lehman Brothers U.S. TIPS Index. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities held in the index.

Vantagepoint Equity Income Fund

The Vantagepoint Equity Income Fund’s investment objective is to offer long-term capital growth with consistency derived from dividend yield. The Fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The Fund seeks to invest primarily in the common stocks of U.S. companies that the Fund’s subadvisers believe will pay dividends at above-market levels. As a result of the Fund’s income focus, certain sectors or industries may be emphasized. The Fund may exhibit greater sensitivity to certain economic factors, such as changing interest rates, than will the general stock market. The Fund may invest across companies of all sizes but generally focuses on larger capitalization companies, which tend to have stable long-term earnings and dividend-paying records. The Fund also may invest in foreign equity securities, U.S. and foreign convertible securities, and U.S. preferred stock.

Performance

The Vantagepoint Equity Income Fund gained 14.33% in 2012. The Fund’s market benchmark, the Russell 1000 Value Index, gained 17.51%, while the Fund’s peer group benchmark, the Morningstar Large Value Funds Average, a group of mutual funds with similar investment objectives, gained 14.57%.

The Fund’s absolute performance generally reflected the positive returns of the U.S. equity market in 2012. The Fund’s positive absolute performance primarily resulted from the returns of holdings in the Materials, Consumer Discretionary, Financials, and Industrials sectors. This positive performance was partially offset by holdings in the Information Technology, Utilities, and Energy sectors.

The Fund’s underperformance relative to its market benchmark primarily resulted from the performance of holdings in the Information Technology, Financials, Energy, and Health Care sectors. Returns of the Fund’s holdings in the Financials sector contributed to this relative underperformance by providing returns that were positive but lower than returns of the benchmark’s holdings in that sector. Favorable performance from holdings in the Materials sector, an overweight allocation to the Consumer Discretionary sector, and an underweight allocation to the Utilities sector partially offset this underperformance.

The Fund’s underperformance relative to its peer group benchmark primarily reflected returns from holdings in the Information Technology, Financials, and Energy sectors. This underperformance was partially offset by returns from holdings in the Industrials and Telecommunication Services sectors, as well as overweight allocations to the Materials sector.

VIA uses more than one subadviser to manage the Fund’s assets. This multi-management strategy seeks to improve consistency of returns over time by eliminating reliance on the results of a single subadviser. The Fund’s subadvisers are as follows:

Subadviser Data

Barrow, Hanley, Mewhinney & Strauss, LLC

Founded:	1979
Investment Style:	Contrarian value

Southeastern Asset Management, Inc.

Founded:	1975
Investment Style:	Special situations

T. Rowe Price Associates, Inc.

Founded:	1937
Investment Style:	Relative yield value

Vantagepoint Equity Income Fund

Sector Allocation as of December 31, 2012 (% of Total Investments)

The primary source of sector allocation classification is FactSet. Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Equity Income Fund vs. Russell 1000 Value Index

Growth of $10,000 Invested December 31, 2002*

Source for Benchmark Returns: Morningstar® EnCorr®

Vantagepoint Equity Income Fund

Average Annual Total Returns for the periods ended December 31, 2012*

One Year	14.33%

Three Years	9.02%

Five Years	1.28%

Ten Years	7.81%

Fund Inception Date	April 1, 1994

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the Russell 1000 Value Index, measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the index.

Vantagepoint Growth & Income Fund

The Vantagepoint Growth & Income Fund’s investment objective is to offer long-term capital growth and current income. The Fund invests, under normal circumstances, primarily in U.S. common stocks that the Fund’s subadvisers believe offer the potential for capital appreciation or that may provide current income by paying dividends. Strategies used by the Fund’s subadvisers include: 1) focusing on large-capitalization U.S. companies whose stocks are believed to offer potential for price appreciation because of undervaluation, earnings growth or both; and 2) emphasizing U.S. stocks that may pay dividends. The Fund also may invest in foreign equity securities, mid-capitalization equity securities, U.S. preferred stock, and U.S. convertible securities.

Performance

The Vantagepoint Growth & Income Fund gained 16.53% in 2012. The Fund’s market benchmark, the S&P 500 Index, gained 16.00%, while the Fund’s peer group benchmark, the Morningstar Large Blend Funds Average, a group of mutual funds with similar investment objectives, gained 14.96%.

The Fund’s absolute performance generally reflected the positive returns of the U.S. equity market in 2012. This positive absolute performance primarily resulted from the returns of holdings in the Financials, Industrials, Consumer Discretionary, and Materials sectors.

The Fund’s outperformance relative to its market benchmark primarily resulted from the performance of holdings in the Industrials and Consumer Staples sectors, as well as an underweight allocation to the Utilities sector. The performance of holdings in the Financials, Consumer Discretionary, and Energy sectors partially offset this relative outperformance as the positive absolute performance provided by the Fund’s holdings in these sectors was lower than the performance of the benchmark’s holdings in these sectors.

The Fund’s outperformance relative to its peer group benchmark primarily reflected returns from holdings in the Industrials, Information Technology, and Consumer Staples sectors, as well as an underweight allocation to the Utilities sector. This outperformance was partially offset by returns from holdings in the Health Care sector, as well as an overweight allocation to the Materials sector.

VIA uses more than one subadviser to manage the Fund’s assets. This multi-management strategy seeks to improve consistency of returns over time by eliminating reliance on the results of a single subadviser. The Fund’s subadvisers are as follows:

Subadviser Data

Fiduciary Management, Inc.

Founded:	1980
Investment Style:	Large-cap blend

T. Rowe Price Associates, Inc.

Founded:	1937
Investment Style:	Blue chip growth

Wellington Management Company, LLP

Founded:	1928
Investment Style:	Yield focused

Vantagepoint Growth & Income Fund

Sector Allocation as of December 31, 2012 (% of Total Investments)

The primary source of sector allocation classification is FactSet. Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Growth & Income Fund vs. S&P 500 Index

Growth of $10,000 Invested December 31, 2002*

Source for Benchmark Returns: Morningstar® EnCorr®

Vantagepoint Growth & Income Fund

Average Annual Total Returns for the periods ended December 31, 2012*

One Year	16.53%

Three Years	9.94%

Five Years	1.88%

Ten Years	7.10%

Fund Inception Date	October 2, 1998

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the S&P 500 Index, consists of 500 companies representing larger capitalization stocks traded in the U.S. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the index.

Vantagepoint Growth Fund

The Vantagepoint Growth Fund’s investment objective is to offer long-term capital growth. The Fund invests, under normal circumstances, primarily in U.S. common stocks that are considered by the Fund’s subadvisers to have above-average potential for growth. The subadvisers emphasize stocks of seasoned medium- and large-capitalization firms. The Fund also may invest in foreign equity securities, small-capitalization equity securities, U.S. preferred stock, and U.S. convertible securities.

Performance

The Vantagepoint Growth Fund gained 14.67% in 2012. The Fund’s market benchmark, the Russell 1000 Growth Index, gained 15.26% for the year. The Fund’s peer group benchmark, the Morningstar Large Growth Funds Average, a group of mutual funds with similar investment objectives, gained 15.34%.

The Fund’s absolute performance reflected the generally positive returns of the U.S. equity market in 2012. This positive absolute performance resulted from returns in all sectors in which the Fund had holdings, and particularly from holdings in the Financials, Materials, Health Care, and Consumer Discretionary sectors.

The Fund’s underperformance relative to its market benchmark primarily resulted from the performance of holdings in the Health Care, Consumer Discretionary, and Industrials sectors. While the Fund’s holdings in these sectors provided positive absolute returns, the returns were lower than returns of the benchmark’s holdings in those sectors. An overweight allocation to the Energy sector and the performance of holdings in the Materials and Financials sectors partially offset this underperformance.

The Fund’s underperformance relative to its peer group benchmark primarily resulted from the returns of holdings in the Consumer Discretionary and Information Technology sectors. While the Fund’s holdings in these sectors provided positive absolute returns, the returns were lower than returns of the peer group benchmark’s holdings in those sectors. This underperformance was partially offset by returns from holdings in the Energy, Health Care, and Materials sectors.

VIA uses more than one subadviser to manage the Fund’s assets. This multi-management strategy seeks to improve consistency of returns over time by eliminating reliance on the results of a single subadviser. The Fund’s subadvisers are as follows:

Subadviser Data

Atlanta Capital Management Company, LLC

Founded:	1969
Investment Style:	Large-cap growth

Columbus Circle Investors

Founded:	1975
Investment Style:	Large-cap growth

Victory Capital Management, Inc.

Founded:	1994
Investment Style:	Large-cap growth

Westfield Capital Management Company, L.P.

Founded:	1989
Investment Style:	Large-cap growth

On January 23, 2012 Tukman Grossman Capital Management, Inc., D.G. Capital Management Trust and Legg Mason Capital Management, Inc. were terminated as subadvisers to the Fund, and Atlanta Capital Management Company, LLC and Victory Capital Management, Inc. began serving as subadvisers to the Fund.

Vantagepoint Growth Fund

Sector Allocation as of December 31, 2012 (% of Total Investments)

The primary source of sector allocation classification is FactSet. Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Growth Fund vs. Russell 1000 Growth Index

Growth of $10,000 Invested December 31, 2002*

Source for Benchmark Returns: Morningstar® EnCorr®

Vantagepoint Growth Fund

Average Annual Total Returns for the periods ended December 31, 2012*

One Year	14.67%

Three Years	8.00%

Five Years	–1.17%

Ten Years	4.75%

Fund Inception Date	April 1, 1983

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the Russell 1000 Growth Index, measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the index.

Vantagepoint Select Value Fund

The Vantagepoint Select Value Fund’s investment objective is to offer long-term growth from dividend income and capital appreciation. The Fund invests, under normal circumstances, primarily in common stocks of mid-capitalization U.S. companies that the Fund’s subadvisers believe present attractive investment opportunities at favorable prices in relation to the intrinsic worth of the issuer and may also offer the possibility for growth through reinvestment of dividends. The Fund generally seeks to invest in common stocks of companies with market capitalizations that fall within the range of companies in the Russell Midcap Value Index. The Fund may invest up to 10% of its net assets in real estate investment trusts. The Fund also may invest in foreign equity securities, U.S. preferred stocks, U.S. convertible securities, and small-capitalization equity securities.

Performance

The Vantagepoint Select Value Fund gained 16.55% in 2012. The Fund’s market benchmark, the Russell Midcap Value Index, gained 18.51%, while the Fund’s peer group benchmark, the Morningstar Mid-Cap Value Funds Average, a group of mutual funds with similar investment objectives, gained 16.60%.

The Fund’s positive absolute performance reflected positive returns for mid-capitalization stocks in the U.S. equity market in 2012. The Fund’s absolute performance resulted from positive returns in all sectors, led by returns in the Consumer Discretionary, Financials, and Materials sectors.

The Fund’s underperformance relative to its market benchmark primarily resulted from the performance of holdings in the Industrials, Consumer Staples, and Energy sectors, as well as overweight allocations to the Information Technology and Energy sectors. Favorable returns from holdings in the Financials and Materials sectors, as well as an underweight allocation to the Utilities sector partially offset this underperformance.

The Fund’s underperformance relative to its peer group benchmark primarily reflected returns from the Fund’s holdings in the Industrials, Financials, and Consumer Staples sectors providing lower returns than the returns from peers’ holdings in those sectors, as well as an overweight allocation to the Information Technology sector and an underweight allocation to the Materials sector. This underperformance was partially offset by favorable returns from holdings in the Consumer Discretionary sector, as well as an underweight allocation to the Utilities sector.

VIA uses more than one subadviser to manage the Fund’s assets. This multi-management strategy seeks to improve consistency of returns over time by eliminating reliance on the results of a single subadviser. The Fund’s subadvisers are as follows:

Subadviser Data

Artisan Partners Limited Partnership

Founded:	1995
Investment Style:	Contrarian value

Systematic Financial Management, L.P.

Founded:	1982
Investment Style:	Relative value

WEDGE Capital Management, LLP

Founded:	1984
Investment Style:	Concentrated traditional value

Vantagepoint Select Value Fund

Sector Allocation as of December 31, 2012 (% of Total Investments)

The primary source of sector allocation classification is FactSet. Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Select Value Fund vs. Russell Midcap Value Index

Growth of $10,000 Invested October 30, 2007*

Source for Benchmark Returns: Morningstar® EnCorr®

Vantagepoint Select Value Fund

Average Annual Total Returns for the periods ended December 31, 2012*

One Year	16.55%

Three Years	11.88%

Five Years	4.85%

Since Inception	3.46%

Fund Inception Date	October 30, 2007

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the Russell Midcap Value Index, measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the index.

Vantagepoint Aggressive Opportunities Fund

The Vantagepoint Aggressive Opportunities Fund’s investment objective is to offer high long-term capital appreciation. The Fund invests, under normal circumstances, primarily in common stocks of small- to mid-capitalization U.S. and foreign companies. One or more of the Fund’s subadvisers employing an “actively-managed” strategy seeks to select common stocks it believes offer the opportunity for high capital appreciation. In addition, a portion of the Fund invests in (or obtains exposure to) stocks included in a custom version of the Russell Midcap Growth Index, following an indexed or “passively managed” approach to investing. The range of stocks in which the Fund normally invests is expected to be that of the Russell Midcap Index. The Fund also may invest in foreign equity securities (including those of issuers located in emerging market countries), U.S. preferred stock, and U.S. and foreign convertible securities.

The Fund’s subadvisers may use futures and options to manage risk or to obtain or adjust investment exposure. The Fund’s subadvisers also may manage foreign currency risks by using forward currency contracts. Investments in derivatives are limited to 10% of the Fund’s net assets but normally will not exceed 5% of the Fund’s net assets.

Performance

The Vantagepoint Aggressive Opportunities Fund gained 15.44% in 2012. The Fund’s market benchmark, the Russell Midcap Growth Index, gained 15.81%, while its peer group benchmark, the Morningstar Mid-Cap Growth Funds Average, a group of mutual funds with similar investment objectives, gained 14.07%.

The Fund’s absolute performance reflected the generally positive returns for mid- and small- capitalization stocks in the U.S. equity market in 2012. The Fund’s positive absolute performance resulted from returns in all sectors except Energy, and was led by the returns from holdings in the Health Care, Telecommunications, Materials and Consumer Discretionary sectors.

The Fund’s underperformance relative to its market benchmark primarily resulted from the performance of holdings in the Financials, Industrials and Information Technology sectors. Favorable returns from holdings in the Health Care and Consumer Discretionary sectors partially offset this underperformance.

The Fund’s outperformance relative to its peer group benchmark primarily reflected returns from holdings in the Health Care and Materials sectors, as well as an overweight allocation to the Telecommunications sector. This outperformance was partially offset by the performance of holdings in the Information Technology and Industrials sectors.

VIA uses more than one subadviser to manage the Fund’s assets. This multi-management strategy seeks to improve consistency of returns over time by eliminating reliance on the results of a single subadviser. The Fund’s subadvisers are as follows:

Subadviser Data

Southeastern Asset Management, Inc.

Founded:	1975
Investment Style:	Special situations

SSgA Funds Management, Inc.

Founded:	1978
Investment Style:	Passive indexing

TimesSquare Capital Management, LLC

Founded:	2004
Investment Style:	Growth opportunities

Wells Capital Management Inc.

Founded:	1996
Investment Style:	Fundamental small and medium capitalization growth equity

On August 27, 2012, Legg Mason Capital Management, Inc. and Wellington Management, LLP were terminated as subadvisers to the Fund, and SSgA Funds Management, Inc. and Wells Capital Management Inc. began serving as subadvisers to the Fund. SSgA Funds Management, Inc. employs a “passively managed” or index strategy, which seeks to approximate the performance and investment characteristics of a customized version of the Russell Midcap Growth Index. The customized index is an equally weighted index, while the Russell Midcap Growth Index is market capitalization weighted.

Vantagepoint Aggressive Opportunities Fund

Sector Allocation as of December 31, 2012 (% of Total Investments)

The primary source of sector allocation classification is FactSet. Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Aggressive Opportunities Fund vs. Russell Midcap Growth Index

Growth of $10,000 Invested December 31, 2002*

Source for Benchmark Returns: Morningstar® EnCorr®

Vantagepoint Aggressive Opportunities Fund

Average Annual Total Returns for the periods ended December 31, 2012*

One Year	15.44%

Three Years	7.20%

Five Years	1.77%

Ten Years	9.51%

Fund Inception Date	October 1, 1994

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the Russell Midcap Growth Index, measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the index.

Vantagepoint Discovery Fund

The Vantagepoint Discovery Fund’s investment objective is to offer long-term capital growth. The Fund invests, under normal circumstances, primarily in a combination of common stocks of U.S. small capitalization companies, Russell 2000 Index futures contracts, and U.S. and foreign fixed income securities. The Fund’s subadvisers select stocks that they believe have above average potential for growth and that generally have market capitalizations that fall within the range of companies in the Russell 2000 Index. The Fund’s U.S. and foreign fixed income securities (1) are held, in part, as collateral in conjunction with the Fund’s use of futures contracts; (2) may include government and agency securities, corporate bonds, mortgage-backed securities, asset-backed securities, and municipal securities; and (3) at all times have a portfolio effective duration no greater than three years (effective duration is a measure of the expected change in value of a fixed income security for a given change in interest rates). The Fund also may invest in foreign equity securities (including those of issuers located in emerging market countries), U.S. preferred stock, and U.S. and foreign convertible securities. The Fund’s fixed income securities are generally investment grade securities (i.e., securities rated within the four highest grades by a major ratings agency or unrated securities that the Fund’s subadvisers determine are of comparable quality). In addition to Russell 2000 Index futures contracts, the Fund’s subadvisers may use futures, options, and swap agreements to manage risk, or to obtain or adjust investment exposure. The Fund’s subadvisers also may use forward currency contracts to obtain or adjust investment exposure or to manage foreign currency risks. The Fund’s investments in derivative instruments are limited to 15% of the Fund’s net assets.

Performance

The Vantagepoint Discovery Fund gained 15.74% in 2012. The Fund’s market benchmark, the Russell 2000 Index, gained 16.35%, while its peer group benchmark, the Morningstar Small Blend Funds Average, a group of mutual funds with similar investment objectives, gained 15.46%.

The Fund’s absolute performance primarily reflected the positive returns for small-capitalization stocks and futures on those stocks in the U.S. equity market in 2012. The positive absolute return for the Fund primarily resulted from the performance of holdings in the Health Care, Consumer Discretionary, and Industrials sectors, which was partially offset by returns from holdings in the Telecommunications Services, Energy, and Consumer Staples sectors. The Fund’s fixed income securities, held in conjunction with the Russell 2000 Index futures contracts, generated positive absolute returns.

The Fund’s underperformance relative to its market benchmark primarily resulted from the performance of holdings in the Financials, Energy, and Materials sectors, as well as an overweight allocation to the Energy sector. Favorable returns from holdings in the Health Care and Information Technology sectors partially offset this underperformance.

The Fund’s outperformance relative to its peer group benchmark primarily reflected returns from holdings in the Health Care, Consumer Discretionary, and Industrials sectors. This outperformance was partially offset by returns from holdings in the Telecommunication Services sector.

The Fund used derivative instruments during the year. Consistent with the Fund’s principal investment strategy, the Fund invested in Russell 2000 Index futures to seek to gain market exposure to U.S. small-capitalization stocks. The use of Russell 2000 Index futures had a significant positive impact on Fund performance. In the Fund’s fixed income portfolio that is associated with the Russell 2000 Index futures contracts, the Fund used bond futures during the year to seek to manage interest rate risk and to seek to obtain investment exposure based on the Fund subadvisers’ views on interest rates and yield curves. These futures did not have a significant impact on the Fund’s performance. The Fund used forward currency contracts to manage foreign currency risk associated with the Fund’s foreign bond exposure. The use of forward currency contracts reduced the volatility of returns to the Fund throughout the year but did not have a significant impact to the Fund’s return.

VIA uses more than one subadviser to manage the Fund’s assets. This multi-management strategy seeks to improve consistency of returns over time by eliminating reliance on the results of a single subadviser. The Fund’s subadvisers are as follows:

Subadviser Data

Payden & Rygel

Founded:	1983
Investment Style:	Enhanced index

Wellington Management Company, LLP

Founded:	1928
Investment Style:	Diversified small-blend

Vantagepoint Discovery Fund Asset Class Exposure

as of December 31, 2012* (% of Net Assets)

*	For the Vantagepoint Discovery Fund, portfolio exposures represent the market value of physical securities and a measurement of exposure through the derivative instruments held by the Fund as a percent of the Fund’s net assets. For the purpose of displaying this allocation information, exposure through derivatives is measured based on the value of the underlying assets, rate or index represented by the derivative. This measurement is different from the valuation used for the purposes of calculating the Fund’s net asset value, is intended to reflect the “economic exposure” of the derivative, and results in a total percentage in the chart that exceeds 100%.

Vantagepoint Discovery Fund

Fixed Income Sector Allocation as of December 31, 2012 (% of Net Assets excluding Equities)

The Fixed Income Sector Allocation reflected in this pie chart was calculated using the actual fixed income securities held by the Fund. This pie represents the portion of the Fund classified as Bonds in the Asset Class Exposure Table. The primary source of fixed income sector classification is BondEdge. Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Discovery Fund

Equity Sector Allocation as of December 31, 2012 (% of Total Investments excluding Bonds and Cash/Cash Equivalents)

The Equity Sector Allocation reflected in this pie chart was calculated using the actual equity securities held by the Fund and blending them with the sectors represented in the Russell 2000 Index futures held by this Fund. This pie chart represents the portion of the Fund classified as Stocks in the Asset Class Exposure Table.

The primary source of equity sector classification is FactSet. Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Discovery Fund vs. Russell 2000 Index

Growth of $10,000 Invested October 30, 2007*

Source for Benchmark Returns: Morningstar® EnCorr®

Vantagepoint Discovery Fund

Average Annual Total Returns for the periods ended December 31, 2012*

One Year	15.74%

Three Years	11.05%

Five Years	3.25%

Since Inception	1.81%

Fund Inception Date	October 30, 2007

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the Russell 2000 Index, measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index, and includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the index.

Vantagepoint International Fund

The Vantagepoint International Fund’s investment objective is to offer long-term capital growth and diversification by country. The Fund invests primarily in the common stocks of companies headquartered outside of the United States. Under normal circumstances, the Fund invests at least 80% of its net assets in foreign equity securities (common and preferred stock), including those of issuers located in emerging market countries. Strategies used by the Fund’s subadvisers include: 1) investing in equity securities believed to have above average potential for growth across multiple capitalization sizes; and 2) investing in equity securities believed to be priced below fair market value at the time of purchase. The Fund also may invest in U.S. or foreign fixed income securities, U.S. equity securities, and U.S. or foreign convertible securities.

The Fund’s subadvisers may use futures and options to manage risk or to obtain or adjust investment exposure. The Fund’s subadvisers also may use forward currency contracts to obtain or adjust investment exposure or to manage foreign currency risks. Investments in derivatives are limited to 10% of the Fund’s net assets but normally will not exceed 5% of the Fund’s net assets.

Performance

The Vantagepoint International Fund gained 18.57% in 2012. The Fund’s market benchmark, the MSCI Europe Australasia and Far East (EAFE) Index (Net), gained 17.32%, while its peer group benchmark, the Morningstar Foreign Large Blend Funds Average, a group of mutual funds with similar investment objectives, gained 18.29%.

The Fund’s absolute return reflected the positive returns to U.S. investors from foreign stocks in 2012. The Fund experienced gains in all geographic regions, but particularly in continental Europe in the second half of the year and developed Asia excluding Japan. Returns to U.S. investors were positive in Japan, but reduced by the currency effect of a weakened Yen.

The Fund’s outperformance relative to its market benchmark primarily resulted from the performance of holdings in developed Asian countries. An underweight allocation to Japan and an overweight allocation to emerging markets also benefitted performance. In developed countries, an underweight allocation to the Financials sector along with underperformance from holdings in that sector partially offset this outperformance.

The Fund’s outperformance relative to its peer group benchmark primarily reflected the returns from holdings in developed Asia excluding Japan and an overweight allocation to the region. Returns from holdings in the Consumer Discretionary and Energy sectors benefitted performance, while an underweight allocation to and underperformance by holdings in the Financials sector partially offset this outperformance.

The Fund used forward foreign currency contracts during the year to manage foreign currency risk, which served to reduce the impact of foreign currency fluctuations on U.S. dollar returns and, obtain or adjust investment exposure to foreign currencies to facilitate the trading of the foreign securities in which the fund is invested.

VIA uses more than one subadviser to manage the Fund’s assets. This multi-management strategy seeks to improve consistency of returns over time by eliminating reliance on the results of a single subadviser. The Fund’s subadvisers are as follows:

Subadviser Data

Artisan Partners Limited Partnership

Founded:	1995
Investment Style:	International growth opportunities

GlobeFlex Capital, LP

Founded:	1994
Investment Style:	Diversified all-cap

Mondrian Investment Partners Limited

Founded:	1990
Investment Style:	Value-oriented international

Walter Scott & Partners Limited

Founded:	1983
Investment Style:	Concentrated growth

Vantagepoint International Fund

Country Allocation as of December 31, 2012 (% of Net Assets)

*Other represents countries with under a 2.0% individual weighting.

The primary source of country allocation classification is FactSet. Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint International Fund vs. MSCI EAFE Index (Net)

Growth of $10,000 Invested December 31, 2002*

Source for Benchmark Returns: Morningstar® EnCorr®

Vantagepoint International Fund

Average Annual Total Returns for the periods ended December 31, 2012*

One Year	18.57%

Three Years	5.27%

Five Years	–2.55%

Ten Years	7.79%

Fund Inception Date	October 1, 1994

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the MSCI Europe Australasia Far East (EAFE) Index (Net), is a free float-adjusted market capitalization index of equity securities that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada, and approximates the minimum possible dividend reinvestment after deduction of withholding tax according to MSCI Barra’s methodology. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the index.

Vantagepoint Diversifying Strategies Fund

The Vantagepoint Diversifying Strategies Fund’s investment objective is to offer long-term capital growth. The Fund employs multiple investment strategies to seek long-term growth of capital, with lower volatility over time than that of stocks in general and a risk/return profile different from that of traditional asset classes, such as stocks and fixed income securities (i.e., a “low correlation” to such asset classes). In combination, the Fund’s investment strategies seek to provide investment exposure to U.S. and foreign stocks and fixed income securities (including convertible securities) and foreign currencies through direct investments or through the use of derivative instruments. The Fund employed three strategies in 2012 — a global tactical asset allocation strategy, a low duration-plus fixed income strategy, and a convertible securities strategy. The Fund’s assets allocated to the global tactical asset allocation strategy are invested in derivative instruments that provide investment exposure to equity securities, investment grade fixed income securities, and currencies issued by issuers located in any part of the world, including emerging market countries. The Fund’s assets allocated to the convertible securities strategy are invested in U.S. and foreign convertible securities (which may include securities of issuers located in emerging market countries), and also may be invested in a combination of either convertible or non-convertible bonds, and common stocks or equity options, to seek to replicate the investment exposure of convertible securities or to seek to manage risk. In addition, the Fund’s assets allocated to this strategy may also be invested in non-convertible bonds, common stocks as well as restricted securities. The Fund’s assets allocated to the low duration-plus fixed income strategy are invested in core short and intermediate maturity U.S. and foreign fixed income securities that combined generally have a portfolio effective duration of no greater than three years (effective duration is a measure of the expected change in value of a fixed income security for a given change in interest rates).

The Fund uses derivative instruments, including futures and options, swap agreements, and forward currency contracts, to achieve desired investment exposure, enhance portfolio efficiency, or manage risk. Trading in derivative instruments is used as an alternative to, or in conjunction with, buying, selling, and holding stocks and fixed income securities. The Fund may take both long and short positions in derivatives. The market value of the Fund’s net assets held in short positions in derivative instruments is not expected to exceed 25% of the market value of the Fund’s net assets. Normally, on average and over the long term, this percentage is expected to be between 0% and 10%. The Fund does not sell underlying securities short. The Fund’s investments in credit default swaps, if any, will be less than 5% of the Fund’s net assets.

Performance

The Vantagepoint Diversifying Strategies Fund gained 3.53% during 2012. The Fund’s market benchmark, the Barclays U.S. Intermediate Aggregate Bond Index, gained 3.56%. The Fund’s custom benchmark, which is comprised of 50% S&P 500 Index and 50% Barclays U.S. Intermediate Aggregate Bond Index, gained 9.76%.

The Fund’s positive absolute performance in 2012 resulted from favorable returns from the convertible securities and low duration-plus fixed income strategies. The global tactical asset allocation strategy had a neutral impact on the Fund’s absolute performance.

The Fund’s underperformance relative to its market benchmark resulted from the neutral absolute performance in the global tactical asset allocation strategy underperforming the positive performance in the Fund’s market benchmark. This underperformance primarily reflected underperformance in its currency and equity markets allocations. Performance in the low duration-plus fixed income strategy partially offset this underperformance, primarily due to strength in its investment grade and high yield (“junk bond”) holdings. The convertible securities strategy also partially offset the Fund’s relative underperformance due to its greater equity sensitivity.

The Fund’s underperformance relative to its custom benchmark resulted from each underlying strategy underperforming the custom benchmark. The neutral absolute performance in the global tactical asset allocation strategy underperformed the positive performance in the Fund’s custom benchmark and primarily reflected underperformance in the currency and equity markets allocations. The low duration-plus fixed income strategy and convertible securities strategy both outperformed the fixed income segment of the custom benchmark, but underperformed the blended custom benchmark.

The Fund used derivatives in 2012, primarily in executing its global tactical asset allocation strategy. The Fund used exchange-traded interest rate futures and options on interest rate futures to take long and short positions in U.S. and foreign government bonds. It also used exchange-traded equity futures and, to a lesser extent, over-the-counter options to gain long and short exposure to global equity markets. Additionally, the Fund utilized forward currency contracts to gain or alter exposure to currencies. In combination, the Fund used derivatives positions to seek to provide efficiency in implementing the Fund’s strategy. The Fund’s use of derivatives generally had a neutral impact on the Fund’s absolute performance.

VIA uses more than one subadviser to manage the Fund’s assets. This multi management strategy seeks to improve consistency of returns over time by eliminating reliance on the results of a single subadviser. The Fund’s subadvisers are as follows:

Subadviser Data

Calamos Advisors LLC

Founded:	1977
Investment Style:	Global convertible securities

Mellon Capital Management Corporation

Founded:	1983
Investment Style:	Global tactical asset allocation

Payden & Rygel

Founded:	1983
Investment Style:	Low duration-plus fixed income
Enhanced cash management

Shenkman Capital Management, Inc.

Founded:	1985
Investment Style:	Convertible securities

Vantagepoint Diversifying Strategies Fund Asset Class Exposure

as of December 31, 2012* (% of Net Assets)

*	The Fund’s investments in convertible securities may be categorized as stocks or bonds in the above chart, and may consist of direct holdings of such securities or exposure to such securities obtained through the use of derivative instruments. Portfolio exposures represent the market value of physical securities and a measurement of exposure to asset classes through the derivative instruments held by the fund as a percent of the fund’s net assets. For the purpose of displaying this allocation information, exposure through derivatives is measured based on the value of the underlying assets, rate, or index represented by the derivative. This measurement is different from the valuation used for the purposes of calculating the fund’s net asset value, is intended to reflect the “economic exposure” of the derivative, and results in a total percentage reflected in the chart that exceeds 100%. In its use of derivative instruments, the fund may take both long positions (the values of which move in the same direction as the prices of the underlying investments, pools of investments, indexes or currencies) and short positions (the values of which move in the opposite direction as the prices of the underlying investments, pools of investments, indexes or currencies). These long and short positions are reflected above.

Vantagepoint Diversifying Strategies Fund vs. Barclays U.S. Intermediate Aggregate Bond Index and Custom Benchmark | Growth of $10,000 Invested October 30, 2007*

Source for Benchmark Returns: Morningstar® EnCorr®

Vantagepoint Diversifying Strategies Fund

Average Annual Total Returns for the periods ended December 31, 2012*

One Year	3.53%

Three Years	2.87%

Five Years	1.60%

Since Inception	1.53%

Fund Inception Date	October 30, 2007

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the Barclays U.S. Intermediate Aggregate Bond Index, consists of investment-grade U.S. fixed income securities with maturities of 1 to 10 years. The Fund’s custom benchmark is comprised of 50% Barclays Capital U.S. Intermediate Aggregate Bond Index and 50% S&P 500 Index, which consists of 500 companies representing larger capitalization stocks traded in the U.S. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the indexes.

Vantagepoint Index Funds

The Vantagepoint Index Funds follow an indexed or “passively managed” approach to investing. The Index Funds invest in securities that are selected to try to approximate the investment characteristics and performance of their respective benchmarks. Because it can be very expensive to buy and sell all of the securities in a target benchmark, the Index Funds, with the exception of the 500 Stock Index Fund and the Overseas Equity Index Fund, employ sampling techniques to approximate benchmark characteristics, such as capitalization and industry weightings, using fewer securities than are contained in the benchmark. Therefore, the performance of the Index Funds versus their respective benchmarks may deviate more than that of funds investing in all of the securities contained in the benchmark. The 500 Stock Index Fund invests, under normal circumstances, at least 90% of its net assets in stocks included in the S&P 500 Index, weighted to seek to replicate the investment characteristics and performance that correlates with that of the index. The Overseas Equity Index Fund invests, under normal circumstances, at least 90% of its net assets in equity securities included in the MSCI Europe Australasia Far East (EAFE) Index (Net), weighted to seek to replicate the investment characteristics and performance that correlates with that of the index.

1.	The Vantagepoint Core Bond Index Fund’s investment objective is to offer current income by approximating the performance of the Barclays U.S. Aggregate Bond Index.

2.	The Vantagepoint 500 Stock Index Fund’s investment objective is to offer long-term capital growth by approximating the performance of the S&P 500 Index.

3.	The Vantagepoint Broad Market Index Fund’s investment objective is to offer long-term capital growth by approximating the performance of the Wilshire 5000 Total Market Index.

4.	The Vantagepoint Mid/Small Company Index Fund’s investment objective is to offer long-term capital growth by approximating the performance of the Wilshire 4500 Completion Index.

5.	The Vantagepoint Overseas Equity Index Fund’s investment objective is to offer long-term capital growth and diversification by approximating the performance of the MSCI Europe Australasia Far East (EAFE) Index (Net).

Performance

Performance of the Index Funds will differ from the underlying indexes for several reasons. First, fund fees and expenses reduce Fund performance, while the indexes themselves bear no management fees, transaction costs or other expenses. Second, due to sampling techniques used by the Core Bond, Broad Market, and Mid/Small Company Index Funds, there will be tracking error, which may impact Fund performance positively or negatively. Third, changes to the indexes, such as additions or deletions in the securities contained in an index and rebalancing, can cause tracking error which may impact the Fund’s performance positively or negatively as compared to its benchmark index. Fourth, the timing of cash flows into and out of a Fund will affect its ability to precisely track its underlying index. Fifth, there may be pricing differences if the underlying index and the Fund use different pricing sources. This is more common in the Overseas Equity Index Fund and the Core Bond Index Fund.

The Vantagepoint Core Bond Index Fund gained 3.80% (Class I shares) and 3.98% (Class II shares). The Fund’s market benchmark, the Barclays U.S. Aggregate Bond Index, gained 4.21%.

The Vantagepoint 500 Stock Index Fund gained 15.62% (Class I shares) and 15.74% (Class II shares). The Fund’s market benchmark, the S&P 500 Index, gained 16.00%.

The Vantagepoint Broad Market Index Fund gained 15.64% (Class I shares) and 15.82% (Class II shares). The Fund’s market benchmark, the Wilshire 5000 Total Market Index, gained 16.06%.

The Vantagepoint Mid/Small Company Index Fund gained 17.89% (Class I shares) and 18.17% (Class II shares). The Fund’s market benchmark, the Wilshire 4500 Completion Index, gained 17.99%.

The Vantagepoint Overseas Equity Index Fund gained 18.51% (Class I shares) and 18.74% (Class II shares). The Fund’s market benchmark, the MSCI EAFE Index (Net), gained 17.32%.

The 500 Stock Index Fund, Broad Market Index Fund, Mid/Small Company Index Fund, and Overseas Equity Index Fund used futures to obtain or adjust investment exposure to equity issues when it was believed that using futures would be more efficient or cost effective than trading in the securities directly. The Overseas Equity Fund also used forward currency contracts to manage foreign currency risk associated with the Fund’s foreign equity exposure. The use of forward currency contracts reduced the Fund’s foreign currency risk exposure throughout the year.

The Index Funds’ subadviser is Mellon Capital Management Corporation.

Subadviser Data

Mellon Capital Management Corporation

Founded:	1983
Investment Style:	Indexing

Vantagepoint Core Bond Index Fund

Sector Allocation as of December 31, 2012 (% of Net Assets)

The primary source of sector allocation classification is BondEdge. Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Core Bond Index Fund Class I vs. Barclays U.S. Aggregate Bond Index

Growth of $10,000 Invested December 31, 2002*

Source for Benchmark Returns: Morningstar® EnCorr®

Vantagepoint Core Bond Index Fund Class II vs. Barclays U.S. Aggregate Bond Index

Growth of $10,000 Invested December 31, 2002*

Source for Benchmark Returns: Morningstar® EnCorr®

Vantagepoint Core Bond Index Fund

Average Annual Total Returns for the periods ended December 31, 2012*

	Class I Shares	Class II Shares

One Year	3.80%	3.98%
Three Years	5.77%	5.98%
Five Years	5.50%	5.70%
Ten Years	4.74%	4.95%

Fund Inception Date	June 2, 1997	April 5, 1999

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the Barclays U.S. Aggregate Bond Index, consists of investment-grade U.S. fixed income securities. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. Securities held by the Fund may differ from those in the index.

Vantagepoint 500 Stock Index Fund

Sector Allocation as of December 31, 2012 (% of Total Investments)

The primary source of sector allocation classification is FactSet. Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint 500 Stock Index Fund Class I vs. S&P 500 Index

Growth of $10,000 Invested December 31, 2002*

Source for Benchmark Returns: Morningstar® EnCorr®

Vantagepoint 500 Stock Index Fund Class II vs. S&P 500 Index

Growth of $10,000 Invested December 31, 2002*

Source for Benchmark Returns: Morningstar® EnCorr®

Vantagepoint 500 Stock Index Fund

Average Annual Total Returns for the periods ended December 31, 2012*

	Class I Shares	Class II Shares

One Year	15.62%	15.74%
Three Years	10.45%	10.65%
Five Years	1.28%	1.47%
Ten Years	6.66%	6.85%

Fund Inception Date	June 2, 1997	April 5, 1999

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the S&P 500 Index, consists of 500 companies representing larger capitalization stocks traded in the U.S. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.

Vantagepoint Broad Market Index Fund

Sector Allocation as of December 31, 2012 (% of Total Investments)

The primary source of sector allocation classification is FactSet. Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Broad Market Index Fund Class I vs. Wilshire 5000 Total Market Index

Growth of $10,000 Invested December 31, 2002*

Source for Benchmark Returns: Morningstar® EnCorr®

Vantagepoint Broad Market Index Fund Class II vs. Wilshire 5000 Total Market Index

Growth of $10,000 Invested December 31, 2002*

Source for Benchmark Returns: Morningstar® EnCorr®

Vantagepoint Broad Market Index Fund

Average Annual Total Returns for the periods ended December 31, 2012*

	Class I Shares	Class II Shares

One Year	15.64%	15.82%
Three Years	10.86%	11.09%
Five Years	1.85%	2.05%
Ten Years	7.54%	7.75%

Fund Inception Date	October 1, 1994	April 5, 1999

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the Wilshire 5000 Total Market Index, consists of all U.S. equity securities with readily available price data (which includes common stocks, interests in real estate investment trusts and limited partnership interests of U.S. companies, that have their primary market listing in the U.S.) and is calculated using a float-adjusted market capitalization weighting. The float-adjusted methodology adjusts an individual stock’s market capitalization to account for (by excluding) shares that may be restricted or otherwise unavailable for purchase. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. Securities held by the Fund may differ from those in the index.

Vantagepoint Mid/Small Company Index Fund

Sector Allocation as of December 31, 2012 (% of Total Investments)

The primary source of sector allocation classification is FactSet. Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Mid/Small Company Index Fund Class I vs. Wilshire 4500 Completion Index

Growth of $10,000 Invested December 31, 2002*

Source for Benchmark Returns: Morningstar® EnCorr®

Vantagepoint Mid/Small Company Index Fund Class II vs. Wilshire 4500 Completion Index

Growth of $10,000 Invested December 31, 2002*

Source for Benchmark Returns: Morningstar® EnCorr®

Vantagepoint Mid/Small Company Index Fund

Average Annual Total Returns for the periods ended December 31, 2012*

	Class I Shares	Class II Shares

One Year	17.89%	18.17%
Three Years	13.16%	13.40%
Five Years	3.93%	4.14%
Ten Years	10.40%	10.62%

Fund Inception Date	June 2, 1997	April 5, 1999

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the Wilshire 4500 Completion Index, consists of all U.S. equity securities included in the Wilshire 5000 Total Market Index, excluding the companies in the S&P 500 Index. As such, it consists of small- and mid-capitalization U.S. equity securities. It is calculated using a float adjusted market capitalization weighting, which adjusts an individual stock’s market capitalization to account for (by excluding) shares that may be restricted or otherwise unavailable for purchase. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. Securities held by the Fund may differ from those in the index.

Vantagepoint Overseas Equity Index Fund

Country Allocation as of December 31, 2012 (% of Net Assets)

*Other represents countries with under a 2.0% individual weighting.

The primary source of country allocation classification is FactSet. Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Overseas Equity Index Fund Class I vs. MSCI EAFE Index (Net)

Growth of $10,000 Invested December 31, 2002*

Source for Benchmark Returns: Morningstar® EnCorr®

Vantagepoint Overseas Equity Index Fund Class II vs. MSCI EAFE Index (Net)

Growth of $10,000 Invested December 31, 2002*

Source for Benchmark Returns: Morningstar® EnCorr®

Vantagepoint Overseas Equity Index Fund

Average Annual Total Returns for the periods ended December 31, 2012*

	Class I Shares	Class II Shares

One Year	18.51%	18.74%
Three Years	3.67%	3.85%
Five Years	–3.64%	–3.45%
Ten Years	7.86%	8.08%

Fund Inception Date	June 2, 1997	April 5, 1999

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the MSCI Europe Australasia Far East (EAFE) Index (Net), is a free float-adjusted market capitalization index of equity securities that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada and approximates the minimum possible dividend reinvestment after deduction of withholding tax according to MSCI Barra’s methodology. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.

Vantagepoint Model Portfolio Savings Oriented Fund

The Vantagepoint Model Portfolio Savings Oriented Fund’s investment objective is to offer capital preservation, reasonable current income, and some capital growth while seeking to limit risk. The Fund invests in a combination of underlying Vantagepoint Funds to seek to obtain exposure to approximately 55% fixed income investments, 25% equity investments, and 20% investments in asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments (a “multi-strategy” Fund), by investing in the following Vantagepoint Funds at target allocations within the percentage ranges indicated:

FIXED INCOME FUNDS
Low Duration Bond Fund	26%–36%
Core Bond Index Fund	4%–14%
Inflation Protected Securities Fund	10%–20%

EQUITY FUNDS
Equity Income Fund	5%–15%
Growth & Income Fund	5%–15%
International Fund	0%–10%

MULTI-STRATEGY FUND
Diversifying Strategies Fund	18%–22%

Performance

The Vantagepoint Model Portfolio Savings Oriented Fund gained 7.20% in 2012. The Fund’s market benchmark, the Barclays U.S. Intermediate Aggregate Bond Index (the Barclays Index), gained 3.56%, while the Fund’s peer group benchmark, the Morningstar Conservative Allocation Funds Average, a group of mutual funds with similar investment objectives, gained 9.40%. The Fund’s custom benchmark gained 6.65%. The Fund’s custom benchmark is composed of the S&P 500 Index and the Barclays Index, in weighted percentages corresponding to the historical target allocations for the asset classes these indexes represent.

The Model Portfolio Savings Oriented Fund produced a positive absolute return in 2012 due to the positive performance of all of the underlying funds. The positive absolute performance primarily resulted from exposure to the underlying equity funds, with the International Fund providing the most favorable performance. The Fund’s three underlying fixed income funds all produced positive returns, as the Inflation Protected Securities Fund increased 6.84%, Low Duration Bond Fund gained 3.97%, and Core Bond Index Fund (Class I) rose 3.80%. The Fund’s three underlying equity funds also produced positive returns, as the International Fund gained 18.57%, Growth & Income Fund gained 16.53%, and Equity Income Fund returned 14.33%. The Diversifying Strategies Fund, a multi-strategy Fund, gained 3.53%. Please refer to each underlying fund’s commentary within this report for more information.

The Fund’s outperformance relative to its market benchmark, which is a fixed income benchmark, resulted from returns of all of the underlying funds with the exception of the Diversifying Strategies Fund, which marginally underperformed the Fund’s market benchmark. The Fund’s equity fund allocation particularly benefitted the Fund’s relative performance as the underlying equity funds outperformed the underlying fixed income funds.

The Fund’s underperformance relative to its peer group benchmark primarily reflected its lower than peer average allocation to equity funds, which outperformed fixed income funds. Additionally, the underlying fixed income funds’ investments in higher credit-rated securities detracted from relative performance, as lower credit-rating securities generally outperformed higher credit-rating securities, within both the investment-grade and the high-yield (“junk bond”) market sectors.

The Fund’s outperformance relative to its custom benchmark resulted from each underlying fixed income fund and each underlying equity fund (except the Equity Income Fund) outperforming the Barclays Index and the S&P 500 Index, respectively. The Diversifying Strategies Fund, which trailed the performance of the Barclays Index, also partially offset this outperformance.

Vantagepoint Model Portfolio Savings Oriented Fund

Underlying Fund Allocation as of December 31, 2012 (% of Net Assets)

Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Model Portfolio Savings Oriented Fund vs. Barclays U.S. Intermediate Aggregate Bond Index and Custom Benchmark | Growth of $10,000 Invested December 31, 2002*

Source for Benchmark Returns: Morningstar® EnCorr®

Vantagepoint Model Portfolio Savings Oriented Fund

Average Annual Total Returns for the periods ended December 31, 2012*

One Year	7.20%

Three Years	5.43%

Five Years	3.58%

Ten Years	4.95%

Fund Inception Date	February 9, 1995

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the Barclays U.S. Intermediate Aggregate Bond Index (the Barclays Index), consists of investment-grade U.S. fixed income securities with maturities of 1 to 10 years. The custom benchmark is composed of the Barclays Index and the S&P 500 Index in weighted percentages that correspond to the historical target allocations for the asset classes these indexes represent. These weightings will change to correspond with any changes in the Fund’s target percentage allocations. The S&P 500 Index is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. A fund’s exposure, through the underlying funds, to specific securities (or types of securities) may differ significantly from the securities held in the indexes.

Vantagepoint Model Portfolio Conservative Growth Fund

The Vantagepoint Model Portfolio Conservative Growth Fund’s investment objective is to offer reasonable current income and capital preservation, with modest potential for capital growth. The Fund invests in a combination of underlying Vantagepoint Funds to seek to obtain exposure to approximately 41% fixed income investments, 40% equity investments, and 19% investments in asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments (a “multi-strategy” Fund), by investing in the following Vantagepoint Funds at target allocations within the percentage ranges indicated:

FIXED INCOME FUNDS
Low Duration Bond Fund	14%–24%
Core Bond Index Fund	7%–17%
Inflation Protected Securities Fund	5%–15%

EQUITY FUNDS
Equity Income Fund	6%–16%
Growth & Income Fund	4%–14%
Growth Fund	1%–11%
Select Value Fund	0%–8%
Aggressive Opportunities Fund	0%–8%
International Fund	3%–13%

MULTI-STRATEGY FUND
Diversifying Strategies Fund	17%–21%

Performance

The Vantagepoint Model Portfolio Conservative Growth Fund gained 8.88% in 2012. The Fund’s market benchmark, the Barclays U.S. Intermediate Aggregate Bond Index (the Barclays Index), gained 3.56%, while the Fund’s peer group benchmark, the Morningstar Conservative Allocation Funds Average, a group of mutual funds with similar investment objectives, gained 9.40%. The Fund’s custom benchmark gained 8.52%. The Fund’s custom benchmark is composed of the Barclays Index and the S&P 500 Index, in weighted percentages corresponding to the historical target allocations for the asset classes these indexes represent.

The Model Portfolio Conservative Growth Fund produced a positive absolute return in 2012 due to the positive performance of all of the underlying funds. The positive absolute performance primarily resulted from exposure to the underlying equity funds, with the International Fund providing the most favorable performance. The Fund’s six underlying equity funds all produced positive results, with returns ranging between 18.57% for the International Fund and 14.33% for the Equity Income Fund. The Fund’s three underlying fixed income funds all produced positive returns, as the Inflation Protected Securities Fund increased 6.84%, Low Duration Bond Fund gained 3.97%, and Core Bond Index Fund (Class I) rose 3.80%. The Diversifying Strategies Fund gained 3.53%. Please refer to each underlying fund’s commentary within this report for more information.

The Fund’s outperformance relative to its market benchmark, which is a fixed income benchmark, resulted from returns of all of the underlying funds with the exception of the Diversifying Strategies Fund, which marginally underperformed the Fund’s market benchmark. The Fund’s equity fund allocation particularly benefitted the Fund’s relative performance as the underlying equity funds outperformed the underlying fixed income funds.

The Fund’s underperformance relative to its peer group benchmark primarily resulted from an overweight allocation, through its underlying equity funds, to growth-style equity securities, as value-style equity securities generally outperformed growth-style equity securities. Additionally, the underlying fixed income funds’ investment in higher credit-rating securities detracted from relative performance, as lower credit-rating securities generally outperformed higher credit-rating securities, within both the investment-grade and the high-yield (“junk bond”) market sectors.

The Fund’s outperformance relative to its custom benchmark primarily resulted from each underlying fixed income fund outperforming the Barclays Index, and from the International Fund, Select Value Fund, and Growth & Income Fund outperforming the S&P 500 Index. The Fund’s allocations to the Equity Income Fund, Growth Fund, Aggressive Opportunities Fund, and Diversifying Strategies Fund partially offset this outperformance as these underlying funds underperformed the respective broad market index in the Fund’s custom benchmark.

Vantagepoint Model Portfolio Conservative Growth Fund

Underlying Fund Allocation as of December 31, 2012 (% of Net Assets)

Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Model Portfolio Conservative Growth Fund vs. Barclays U.S. Intermediate Aggregate Bond Index and Custom Benchmark | Growth of $10,000 Invested December 31, 2002*

Source for Benchmark Returns: Morningstar® EnCorr®

Vantagepoint Model Portfolio Conservative Growth Fund

Average Annual Total Returns for the periods ended December 31, 2012*

One Year	8.88%

Three Years	6.15%

Five Years	3.16%

Ten Years	5.59%

Fund Inception Date	April 1, 1996

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the Barclays U.S. Intermediate Aggregate Bond Index (the Barclays Index), consists of investment-grade U.S. fixed income securities with maturities of 1 to 10 years. The custom benchmark is composed of the Barclays Index and S&P 500 Index in weighted percentages that correspond to the historical target allocations for the asset classes these indexes represent. These weightings will change to correspond with any changes in the Fund’s target percentage allocations. The S&P 500 Index is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. A fund’s exposure, through the underlying funds, to specific securities (or types of securities) may differ significantly from the securities held in the indexes.

Vantagepoint Model Portfolio Traditional Growth Fund

The Vantagepoint Model Portfolio Traditional Growth Fund’s investment objective is to offer moderate capital growth and reasonable current income. The Fund invests in a combination of underlying Vantagepoint Funds to seek to obtain exposure to approximately 25% fixed income investments, 60% equity investments, and 15% investments in asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments (a “multi-strategy” Fund), by investing in the following Vantagepoint Funds at target allocations within the percentage ranges indicated:

FIXED INCOME FUNDS
Low Duration Bond Fund	3%–13%
Core Bond Index Fund	8%–18%
Inflation Protected Securities Fund	0%–9%

EQUITY FUNDS
Equity Income Fund	7%–17%
Growth & Income Fund	7%–17%
Growth Fund	5%–15%
Select Value Fund	1%–11%
Aggressive Opportunities Fund	1%–11%
Discovery Fund	0%–8%
International Fund	7%–17%

MULTI-STRATEGY FUND
Diversifying Strategies Fund	13%–17%

Performance

The Vantagepoint Model Portfolio Traditional Growth Fund gained 11.20% in 2012. The Fund’s market benchmark, the S&P 500 Index, gained 16.00%, while the Fund’s peer group benchmark, the Morningstar Moderate Allocation Funds Average, a group of mutual funds with similar investment objectives, gained 11.72%. The Fund’s custom benchmark gained 11.01%. The Fund’s custom benchmark is composed of the S&P 500 Index and the Barclays U.S. Intermediate Aggregate Bond Index (the Barclays Index), in weighted percentages corresponding to the historical target allocations for the asset classes these indexes represent.

The Model Portfolio Traditional Growth Fund produced a positive absolute return in 2012 due to the positive performance of all of the underlying funds. The positive absolute performance primarily resulted from allocations to the underlying equity funds, with the International Fund providing the most favorable performance. The Fund’s seven underlying equity funds all produced positive results, with returns ranging between 18.57% for the International Fund and 14.33% for the Equity Income Fund. The Fund’s three underlying fixed income funds all produced positive returns, as the Inflation Protected Securities Fund increased 6.84%, Low Duration Bond Fund gained 3.97%, and Core Bond Index Fund (Class I) rose 3.80%. The Diversifying Strategies Fund gained 3.53%. Please refer to each underlying fund’s commentary within this report for more information.

The Fund’s underperformance relative to its market benchmark, which is an equity benchmark, primarily resulted from its allocation to fixed income funds and the multi-strategy fund, as these underlying funds generally trailed the Fund’s equity market benchmark. Additionally, the Equity Income Fund, Growth Fund, Aggressive Opportunities Fund, and Discovery Fund underperformed the Fund’s market benchmark. The Fund’s allocations to the Growth & Income Fund, Select Value Fund, and International Fund partially offset this underperformance, as these underlying funds outperformed the Fund’s market benchmark.

The Fund’s underperformance relative to its peer group benchmark primarily resulted from the underlying fixed income funds’ investments in higher credit-rating securities, as lower credit-rating securities generally outperformed higher credit-rating securities, within both the investment-grade and the high-yield (“junk bond”) sectors. This underperformance was partially offset by the underlying equity funds, as each underlying equity fund outperformed the Fund’s peer group benchmark. Additionally, an overweight allocation, through the underlying funds, to foreign equity securities, which generally outperformed U.S. equity securities, and an overweight allocation, through the Inflation Protected Securities Fund, to U.S. Treasury inflation-protected securities, which outperformed U.S. Treasuries, partially offset this underperformance.

The Fund’s outperformance relative to its custom benchmark primarily resulted from each underlying fixed income fund outperforming the Barclays Index, and from the International Fund, Select Value Fund, and Growth & Income Fund outperforming the S&P 500 Index. The Equity Income Fund, Growth Fund, Aggressive Opportunities Fund, Discovery Fund, and Diversifying Strategies Fund partially offset this outperformance, as these underlying funds underperformed the respective broad market index in the Fund’s custom benchmark.

Vantagepoint Model Portfolio Traditional Growth Fund

Underlying Fund Allocation as of December 31, 2012 (% of Net Assets)

Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Model Portfolio Traditional Growth Fund vs. S&P 500 Index and Custom Benchmark

Growth of $10,000 Invested December 31, 2002*

Source for Benchmark Returns: Morningstar® EnCorr®

Vantagepoint Model Portfolio Traditional Growth Fund

Average Annual Total Returns for the periods ended December 31, 2012*

One Year	11.20%

Three Years	7.05%

Five Years	2.52%

Ten Years	6.31%

Fund Inception Date	April 1, 1996

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the S&P 500 Index, is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. The custom benchmark is composed of the S&P 500 Index and the Barclays U.S. Intermediate Aggregate Bond Index (the Barclays Index) in weighted percentages that correspond to the historical target allocations for the asset classes these indexes represent. These weightings will change to correspond with any changes in the Fund’s target percentage allocations. The Barclays Index consists of investment-grade U.S. fixed income securities with maturities of 1 to 10 years. An index is not available for direct investment, is unmanaged and does not reflect the costs of portfolio management or trading. A fund’s exposure, through the underlying funds, to specific securities (or types of securities) may differ significantly from the securities held in the indexes.

Vantagepoint Model Portfolio Long-Term Growth Fund

The Vantagepoint Model Portfolio Long-Term Growth Fund’s investment objective is to offer high long-term capital growth and modest current income. The Fund invests in a combination of underlying Vantagepoint Funds to seek to obtain exposure to approximately 13% fixed income investments, 75% equity investments, and 12% investments in asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments (a “multi strategy” Fund), by investing in the following Vantagepoint Funds at target allocations within the percentage ranges indicated:

FIXED INCOME FUND
Core Bond Index Fund	8%–18%

EQUITY FUNDS
Equity Income Fund	8%–18%
Growth & Income Fund	8%–18%
Growth Fund	7%–17%
Select Value Fund	4%–14%
Aggressive Opportunities Fund	4%–14%
Discovery Fund	0%–10%
International Fund	11%–21%

MULTI-STRATEGY FUND
Diversifying Strategies Fund	10%–14%

Performance

The Vantagepoint Model Portfolio Long-Term Growth Fund gained 12.93% in 2012. The Fund’s market benchmark, the S&P 500 Index, gained 16.00%, while the Fund’s peer group benchmark, the Morningstar Aggressive Allocation Funds Average, a group of mutual funds with similar investment objectives, gained 13.42%. The Fund’s custom benchmark gained 12.88%. The Fund’s custom benchmark is composed of the S&P 500 Index and the Barclays U.S. Intermediate Aggregate Bond Index (the Barclays Index), in weighted percentages corresponding to the historical target allocations for the asset classes these indexes represent.

The Model Portfolio Long-Term Growth Fund produced a positive absolute return in 2012 due to the positive performance of all of the underlying funds. The positive absolute performance primarily resulted from exposure to the underlying equity funds, with the International Fund providing the most favorable performance. The Fund’s seven underlying equity funds produced returns ranging from 18.57% for the International Fund to 14.33% for the Equity Income Fund. The Fund’s single fixed income fund, the Core Bond Index Fund (Class I), returned 3.80%. Also, the Diversifying Strategies Fund gained 3.53%. Please refer to each underlying fund’s commentary within this report for more information.

The Fund’s underperformance relative to its market benchmark primarily resulted from its allocation to the Core Bond Index Fund (Class I) and the Diversifying Strategies Fund, as these underlying funds generally trailed the Fund’s equity market benchmark. Additionally, the Equity Income Fund, Growth Fund, Aggressive Opportunities Fund, and Discovery Fund underperformed the Fund’s market benchmark. The Fund’s allocations to the Growth & Income Fund, Select Value Fund, and International Fund partially offset this underperformance, as these underlying funds outperformed the Fund’s market benchmark.

The Fund’s underperformance relative to its peer group benchmark primarily resulted from an underweight exposure to equity funds, as the underlying equity funds generally outperformed the Core Bond Index Fund (Class I), as well as from the Core Bond Index Fund’s investments in higher credit-rating securities, as lower credit-rating securities generally outperformed higher credit-rating securities, including within the investment-grade sector. This underperformance was partially offset by an overweight allocation, through the underlying equity funds, to value-style equity securities, as value-style equity securities generally outperformed growth-style equity securities.

The Fund’s outperformance relative to its custom benchmark resulted from the Core Bond Index Fund (Class I) outperforming the Barclays Index and the International Fund, Select Value Fund, and Growth & Income Fund outperforming the S&P 500 Index. This outperformance was partially offset by Equity Income Fund, Growth Fund, Aggressive Opportunities Fund, Discovery Fund, and Diversifying Strategies Fund underperforming the respective market benchmarks in the Fund’s custom benchmark.

Vantagepoint Model Portfolio Long-Term Growth Fund

Underlying Fund Allocation as of December 31, 2012 (% of Net Assets)

Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Model Portfolio Long-Term Growth Fund vs. S&P 500 Index and Custom Benchmark

Growth of $10,000 Invested December 31, 2002*

Source for Benchmark Returns: Morningstar® EnCorr®

Vantagepoint Model Portfolio Long-Term Growth Fund

Average Annual Total Returns for the periods ended December 31, 2012*

One Year	12.93%

Three Years	7.60%

Five Years	1.88%

Ten Years	7.08%

Fund Inception Date	April 1, 1996

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the S&P 500 Index, is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. The custom benchmark is composed of the S&P 500 Index and the Barclays U.S. Intermediate Aggregate Bond Index (the Barclays Index) in weighted percentages that correspond to the historical target allocations for the asset classes these indexes represent. These weightings will change to correspond with any changes in the Fund’s target percentage allocations. The Barclays Index consists of investment-grade U.S. fixed income securities with maturities of 1 to 10 years. An index is not available for direct investment, is unmanaged and does not reflect the costs of portfolio management or trading. A fund’s exposure, through the underlying funds, to specific securities (or types of securities) may differ significantly from the securities held in the indexes.

Vantagepoint Model Portfolio All-Equity Growth Fund

The Vantagepoint Model Portfolio All-Equity Growth Fund’s investment objective is to offer high long-term capital growth. The Fund invests, under normal circumstances, 100% of its net assets in equity funds by investing in a combination of other Vantagepoint Funds whose assets are invested, under normal circumstances, at least 80% in equity securities (common and preferred stock) or instruments that provide equity exposure. This investment strategy is implemented by investing in the following Vantagepoint Funds at target allocations within the percentage ranges indicated:

EQUITY FUNDS
Equity Income Fund	13%–23%
Growth & Income Fund	12%–22%
Growth Fund	12%–22%
Select Value Fund	5%–15%
Aggressive Opportunities Fund	5%–15%
Discovery Fund	4%–14%
International Fund	15%–25%

Performance

The Vantagepoint Model Portfolio All-Equity Growth Fund gained 16.00% in 2012. The Fund’s market benchmark, the S&P 500 Index, gained 16.00%, while the Fund’s peer group benchmark, the Morningstar Large Blend Funds Average, a group of mutual funds with similar investment objectives, gained 14.96%. The Fund’s custom benchmark gained 16.34%. The Fund’s custom benchmark is composed of the S&P 500 Index and the MSCI EAFE Index (Net) (the MSCI-EAFE Index), in weighted percentages corresponding to the historical target allocations for the asset classes these indexes represent.

The Model Portfolio All-Equity Growth Fund produced a positive absolute return in 2012 due to the positive performance of all of the underlying funds, with the International Fund providing the most favorable performance. The Fund’s seven underlying funds produced returns ranging from 18.57% for the International Fund to 14.33% for the Equity Income Fund. Please refer to each underlying fund’s commentary within this report for more information.

The Fund’s performance matched its market benchmark as a result of the performance of the underlying funds and their allocation within the Fund. While the Equity Income Fund, Growth Fund, Aggressive Opportunities Fund, and Discovery Fund underperformed the Fund’s market benchmark, outperformance from the International Fund, Select Value Fund, and Growth & Income Fund offset this underperformance.

The Fund’s outperformance relative to its peer group benchmark was primarily due to an overweight allocation, through the underlying funds, to foreign equity securities, which outperformed U.S. equity securities. Additionally, within the underlying funds allocations to foreign securities, an overweight to emerging market foreign equity securities, through the underlying funds, benefitted relative performance, as emerging market equity securities outperformed foreign developed market equity securities.

The Fund’s underperformance relative to its custom benchmark resulted from the Fund’s allocation to equity funds that trailed the performance of the S&P 500 Index. This underperformance was partially offset by the International Fund outperforming the MSCI-EAFE Index, and the Select Value Fund and Growth & Income Fund outperforming the S&P 500 Index.

Vantagepoint Model Portfolio All-Equity Growth Fund

Underlying Fund Allocation as of December 31, 2012 (% of Net Assets)

Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Model Portfolio All-Equity Growth Fund vs. S&P 500 Index and Custom Benchmark

Growth of $10,000 Invested December 31, 2002*

Source for Benchmark Returns: Morningstar® EnCorr®

Vantagepoint Model Portfolio All-Equity Growth Fund

Average Annual Total Returns for the periods ended December 31, 2012*

One Year	16.00%

Three Years	8.48%

Five Years	0.73%

Ten Years	7.40%

Fund Inception Date	October 1, 2000

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the S&P 500 Index, is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. The custom benchmark is composed of the S&P 500 Index and the MSCI Europe Australasia Far East (EAFE) Index (Net) (the MSCI-EAFE Index) in weighted percentages that correspond to the historical target allocations for the asset classes these indexes represent. These weightings will change to correspond with any changes in the Fund’s target percentage allocations. The MSCI-EAFE Index is a free float-adjusted market capitalization index of equity securities that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada, and approximates the minimum possible dividend reinvestment after deduction of withholding tax according to MSCI Barra’s methodology. An index is not available for direct investment, is unmanaged and does not reflect the costs of portfolio management or trading. A fund’s exposure, through the underlying funds, to specific securities (or types of securities) may differ significantly from the securities held in the indexes.

Vantagepoint Milestone Retirement Income Fund

The Vantagepoint Milestone Retirement Income Fund’s investment objective is to seek to offer current income and opportunities for capital growth that have limited risk. The Fund invests in a combination of underlying Vantagepoint Funds to seek to obtain exposure to approximately 55% fixed income investments, 25% equity investments, and 20% investments in asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments (a “multi-strategy” Fund), by investing in the following Vantagepoint Funds at target allocations within the percentage ranges indicated:

FIXED INCOME FUNDS
Low Duration Bond Fund	26%–36%
Core Bond Index Fund	4%–14%
Inflation Protected Securities Fund	10%–20%

EQUITY FUNDS
Equity Income Fund	5%–15%
Growth & Income Fund	5%–15%
International Fund	0%–10%

MULTI-STRATEGY FUND
Diversifying Strategies Fund	15%–25%

Performance

The Vantagepoint Milestone Retirement Income Fund gained 7.18% in 2012. The Fund’s market benchmark, the Barclays U.S. Intermediate Aggregate Bond Index (the Barclays Index), gained 3.56%, while the Fund’s peer group benchmark, the Morningstar Retirement Income Funds Average, a group of mutual funds with similar investment objectives, gained 9.01%. The Fund’s custom benchmark gained 6.65%. The Fund’s custom benchmark is composed of the Barclays Index and the S&P 500 Index, in weighted percentages corresponding to the historical target allocations for the asset classes these indexes represent.

All of the underlying funds of the Milestone Retirement Income Fund produced positive absolute returns in 2012. The Inflation Protected Securities Fund increased 6.84%, the Low Duration Bond Fund gained 3.97%, and the Core Bond Index Fund (Class I) rose 3.80%. The International Fund gained 18.57%, Growth & Income Fund gained 16.53% and Equity Income Fund returned 14.33%. The Diversifying Strategies Fund gained 3.53%. Please refer to each underlying fund’s commentary within this report for more information.

The Fund’s outperformance relative to its market benchmark, which is a fixed income benchmark, resulted from the returns of all of the underlying funds with the exception of the Diversifying Strategies Fund, which marginally underperformed the Fund’s market benchmark. The Fund’s allocation to the underlying equity funds particularly benefitted the Fund’s relative performance, as the underlying equity funds generally outperformed the underlying fixed income funds.

The Fund’s underperformance relative to its peer group benchmark primarily resulted from an underweight exposure to equity funds, as the underlying equity funds generally outperformed the underling fixed income funds. Additionally, the Fund had an underweight allocation, through its underlying funds, in foreign equity securities, which detracted from relative performance, as foreign equity securities generally outperformed U.S. equity securities. Within the Fund’s allocation to fixed income funds, the underlying fixed income funds’ investments in higher credit-rating, lower price-volatility securities detracted from relative performance, as lower credit-rating securities generally outperformed higher credit-rating securities. An overweight allocation, through the underlying equity funds, to value-style equity securities partially offset the underperformance, as value-style equity securities generally outperformed growth-style equity securities.

The Fund’s outperformance relative to its custom benchmark primarily resulted from each underlying fixed income fund outperforming the Barclays Index, and from the International Fund and the Growth & Income Fund outperforming the S&P 500 Index. The Fund’s allocations to the Equity Income Fund and Diversifying Strategies Fund partially offset the outperformance, as these underlying funds underperformed the respective broad market benchmarks in the Fund’s custom benchmark.

Vantagepoint Milestone Retirement Income Fund

Underlying Fund Allocation as of December 31, 2012 (% of Net Assets)

Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Milestone Retirement Income Fund vs. Barclays U.S. Intermediate Aggregate Bond Index and Custom Benchmark | Growth of $10,000 Invested January 3, 2005*

Source for Benchmark Returns: Morningstar® EnCorr®

Vantagepoint Milestone Retirement Income Fund

Average Annual Total Returns for the periods ended December 31, 2012*

One Year	7.18%

Three Years	5.47%

Five Years	3.35%

Since Inception	4.20%

Fund Inception Date	January 3, 2005

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the Barclays U.S. Intermediate Aggregate Bond Index (the Barclays Index), consists of investment-grade U.S. fixed income securities with maturities of 1 to 10 years. The custom benchmark is composed of the Barclays Index and the S&P 500 Index in weighted percentages that correspond to the historical target allocations for the asset classes for these indexes represent. These weightings will change to correspond with any changes in the Fund’s target percentage allocations. The S&P 500 Index is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. An index is not available for direct investment, is unmanaged and does not reflect the costs of portfolio management or trading. A fund’s exposure, through the underlying funds, to specific securities (or types of securities) may differ significantly from the securities held in the indexes.

Vantagepoint Milestone 2010 Fund

The Vantagepoint Milestone 2010 Fund’s investment objective is to offer high total return consistent with the Fund’s current asset allocation. The Fund invests in a combination of underlying Vantagepoint Funds using an asset allocation strategy designed for investors who retired in or around the year 2010 and would like to make gradual withdrawals from the Fund.

The Fund’s allocations will change over time. The Fund invests in the following Vantagepoint Funds at target allocations within the current ranges indicated:

FIXED INCOME FUNDS
Low Duration Bond Fund	11%–21%
Core Bond Index Fund	2%–12%
Inflation Protected Securities Fund	10%–20%

EQUITY FUNDS
Equity Income Fund	13%–23%
Growth & Income Fund	6%–16%
Growth Fund	2%–12%
International Fund	4%–14%

MULTI-STRATEGY FUND
Diversifying Strategies Fund	13%–23%

The Fund follows a strategy that as time elapses, the Fund’s allocation to equity investments decreases and the Fund’s allocation to fixed income and multi strategy investments increases so that by June 30 of the year 2020 (ten years after the year indicated in the Fund’s name), the Fund’s net assets will be invested approximately 25% in equity Funds, 55% in fixed income Funds, and 20% in the multi-strategy Fund.

Performance

The Vantagepoint Milestone 2010 Fund gained 9.53% in 2012. The Fund’s market benchmark, the Barclays U.S. Intermediate Aggregate Bond Index (the Barclays Index), gained 3.56%, while the Fund’s peer group benchmark, the Morningstar Target Date 2000-2010 Funds Average, a group of mutual funds with similar investment objectives, gained 9.61%. The Fund’s custom benchmark gained 9.11%. The Fund’s custom benchmark is composed of the Barclays Index and the S&P 500 Index, in weighted percentages corresponding to the historical target allocations for the asset classes these indexes represent.

All of the underlying funds of the Milestone 2010 Fund produced positive absolute returns in 2012. The Inflation Protected Securities Fund increased 6.84%, the Low Duration Bond Fund gained 3.97%, and the Core Bond Index Fund (Class I) rose 3.80%. The Fund’s underlying equity funds produced returns ranging from 18.57% for the International Fund to 14.33% for the Equity Income Fund. The Diversifying Strategies Fund gained 3.53%. Please refer to each underlying fund’s commentary within this report for more information.

The Fund’s outperformance relative to its market benchmark, which is a fixed income benchmark, resulted from returns of all of the underlying funds with the exception of the Diversifying Strategies Fund, which underperformed the Fund’s market benchmark. The Fund’s allocation to equity funds particularly benefitted the Fund’s relative performance, as the underlying equity funds generally outperformed the underlying fixed income funds.

The Fund’s underperformance relative to its peer group benchmark primarily resulted from the Fund’s underweight allocation, through its underlying funds, to foreign equity securities, as foreign equity securities generally outperformed U.S. equity securities. Within the Fund’s allocation to fixed income funds, the underlying fixed income funds’ investments in higher credit-rating, lower price-volatility securities detracted from relative performance, as lower credit-rating securities generally outperformed higher credit-rating securities. An overweight allocation to equity funds partially offset this underperformance, as the underlying equity funds generally outperformed the underlying fixed income funds. Additionally, through the underlying equity funds, an overweight allocation to value-style equity securities partially offset the underperformance, as value-style equity securities generally outperformed growth-style equity securities.

The Fund’s outperformance relative to its custom benchmark primarily resulted from each underlying fixed income fund outperforming the Barclays Index, and from the International Fund and the Growth & Income Fund outperforming the S&P 500 Index. The Fund’s allocations to the Equity Income Fund, Growth Fund, and Diversifying Strategies Fund partially offset this outperformance, as these underlying funds underperformed their respective broad market benchmark in the Fund’s custom benchmark.

Vantagepoint Milestone 2010 Fund

Underlying Fund Allocation as of December 31, 2012 (% of Net Assets)

Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Milestone 2010 Fund vs. Barclays U.S. Intermediate Aggregate Bond Index and Custom Benchmark

Growth of $10,000 Invested January 3, 2005*

Source for Benchmark Returns: Morningstar® EnCorr®

Vantagepoint Milestone 2010 Fund

Average Annual Total Returns for the periods ended December 31, 2012*

One Year	9.53%

Three Years	6.42%

Five Years	3.24%

Since Inception	4.51%

Fund Inception Date	January 3, 2005

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the Barclays U.S. Intermediate Aggregate Bond Index (the Barclays Index), consists of investment-grade U.S. fixed income securities with maturities of 1 to 10 years. The custom benchmark is composed of the Barclays Index and the S&P 500 Index in weighted percentages that correspond to the historical target allocations for the asset classes for these indexes represent. These weightings will change to correspond with any changes in the Fund’s target percentage allocations. The S&P 500 Index is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. An index is not available for direct investment, is unmanaged and does not reflect the costs of portfolio management or trading. A fund’s exposure, through the underlying funds, to specific securities (or types of securities) may differ significantly from the securities held in the indexes.

Vantagepoint Milestone 2015 Fund

The Vantagepoint Milestone 2015 Fund’s investment objective is to offer high total return consistent with the Fund’s current asset allocation. The Fund invests in a combination of underlying Vantagepoint Funds using an asset allocation strategy designed for investors expecting to begin gradual withdrawals from the Fund, typically at or after retirement (assumed to occur at age 60), in or around the year 2015.

The Fund’s allocations will change over time. The Fund invests in the following Vantagepoint Funds at target allocations within the current ranges indicated:

FIXED INCOME FUNDS
Low Duration Bond Fund	7%–17%
Core Bond Index Fund	4%–14%
Inflation Protected Securities Fund	6%–16%

EQUITY FUNDS
Equity Income Fund	14%–24%
Growth & Income Fund	6%–16%
Growth Fund	3%–13%
Mid/Small Company Index Fund	0%–10%
International Fund	5%–15%

MULTI-STRATEGY FUND
Diversifying Strategies Fund	12%–22%

The Fund follows a strategy that as time elapses, the Fund’s allocation to equity investments decreases and the Fund’s allocation to fixed income and multi-strategy investments increases so that by June 30 of the year 2025 (ten years after the year indicated in the Fund’s name), the Fund’s asset allocation would be approximately 25% equity Funds, 55% fixed income Funds, and 20% in a multi-strategy Fund.

Performance

The Vantagepoint Milestone 2015 Fund gained 10.25% in 2012. The Fund’s market benchmark, the S&P 500 Index, gained 16.00%, while the Fund’s peer group benchmark, the Morningstar Target Date 2011–2015 Funds Average, a group of mutual funds with similar investment objectives, gained 10.65%. The Fund’s custom benchmark gained 10.09%. The Fund’s custom benchmark is composed of the S&P 500 Index and the Barclays U.S. Intermediate Aggregate Bond Index (the Barclays Index), in weighted percentages corresponding to the historical target allocations for the asset classes these indexes represent.

All of the underlying funds of the Milestone 2015 Fund produced positive absolute returns in 2012. The five underlying equity funds produced returns ranging from 18.57% for the International Fund to 14.33% for the Equity Income Fund. The Inflation Protected Securities Fund increased 6.84%, Low Duration Bond Fund gained 3.97%, and Core Bond Index Fund (Class I) rose 3.80%. The Diversifying Strategies Fund gained 3.53%. Please refer to each underlying fund’s commentary within this report for more information.

The Fund’s underperformance relative to its market benchmark, which is an equity benchmark, primarily resulted from its allocations to the underlying fixed income funds and the multi-strategies fund, as these funds generally underperformed the Fund’s market benchmark. Additionally, the Equity Income Fund and the Growth Fund underperformed the Fund’s market benchmark. The Fund’s allocations to the International Fund, Mid/Small Company Index Fund (Class I), and Growth & Income Fund partially offset this underperformance, as these underlying funds outperformed the Fund’s market benchmark.

The Fund’s underperformance relative to its peer group benchmark primarily resulted from the Fund’s underweight allocation, through its underlying funds, to foreign equity securities, as foreign equity securities generally outperformed U.S. equity securities. Within the Fund’s allocation to fixed income funds, the underlying fixed income funds’ investments in higher credit-rating, lower price-volatility securities detracted from relative performance, as lower credit-rating securities generally outperformed higher credit-rating securities. An overweight allocation to equity funds partially offset this underperformance, as the underlying equity funds generally outperformed the underlying fixed income funds. Additionally, through the underlying equity funds, an overweight allocation to value-style equity securities partially offset the underperformance, as value-style equity securities generally outperformed growth-style equity securities.

The Fund’s outperformance relative to its custom benchmark primarily resulted from each underlying fixed income fund outperforming the Barclays Index, and from the International Fund, Mid/Small Company Index Fund (Class I) and Growth & Income Fund outperforming the S&P 500 Index. The Fund’s allocations to the Equity Income Fund, Growth Fund, and Diversifying Strategies Fund partially offset the outperformance, as these underlying funds underperformed their respective broad market benchmark in the Fund’s custom benchmark.

Vantagepoint Milestone 2015 Fund

Underlying Fund Allocation as of December 31, 2012 (% of Net Assets)

Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Milestone 2015 Fund vs. S&P 500 Index and Custom Benchmark

Growth of $10,000 Invested January 3, 2005*

Source for Benchmark Returns: Morningstar® EnCorr®

Vantagepoint Milestone 2015 Fund

Average Annual Total Returns for the periods ended December 31, 2012*

One Year	10.25%

Three Years	6.95%

Five Years	2.65%

Since Inception	4.57%

Fund Inception Date	January 3, 2005

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the S&P 500 Index, is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. The custom benchmark is composed of the S&P 500 Index and the Barclays U.S. Intermediate Aggregate Bond Index (the Barclays Index) in weighted percentages that correspond to the historical target allocations for the asset classes these indexes represent. These weightings will change to correspond with any changes in the Fund’s target percentage allocations. The Barclays Index consists of investment-grade U.S. fixed income securities with maturities of 1 to 10 years. An index is not available for direct investment, is unmanaged and does not reflect the costs of portfolio management or trading. A fund’s exposure, through the underlying funds, to specific securities (or types of securities) may differ significantly from the securities held in the indexes.

Vantagepoint Milestone 2020 Fund

The Vantagepoint Milestone 2020 Fund’s investment objective is to offer high total return consistent with the Fund’s current asset allocation. The Fund invests in a combination of underlying Vantagepoint Funds using an asset allocation strategy designed for investors expecting to begin gradual withdrawals from the Fund, typically at or after retirement (assumed to occur at age 60), in or around the year 2020.

The Fund’s allocations will change over time. The Fund invests in the following Vantagepoint Funds at target allocations within the current ranges indicated:

FIXED INCOME FUNDS
Low Duration Bond Fund	3%–13%
Core Bond Index Fund	8%–18%
Inflation Protected Securities Fund	0%–8%

EQUITY FUNDS
Equity Income Fund	16%–26%
Growth & Income Fund	6%–16%
Growth Fund	3%–13%
Mid/Small Company Index Fund	3%–13%
International Fund	7%–17%

MULTI-STRATEGY FUND
Diversifying Strategies Fund	11%–21%

The Fund follows a strategy that as time elapses, the Fund’s allocation to equity investments decreases and the Fund’s allocation to fixed income and multi-strategy investments increases so that by June 30 of the year 2030 (ten years after the year indicated in the Fund’s name), the Fund’s net assets will be invested approximately 25% in equity Funds, 55% in fixed income Funds, and 20% in the multi-strategy Fund.

Performance

The Vantagepoint Milestone 2020 Fund gained 11.25% in 2012. The Fund’s market benchmark, the S&P 500 Index, gained 16.00%, while the Fund’s peer group benchmark, the Morningstar Target Date 2016-2020 Funds Average, a group of mutual funds with similar investment objectives, gained 11.68%. The Fund’s custom benchmark gained 11.15%. The Fund’s custom benchmark is composed of the S&P 500 Index and the Barclays U.S. Intermediate Aggregate Bond Index (the Barclays Index), in weighted percentages corresponding to the historical target allocations for the asset classes these indexes represent.

All of the underlying funds of the Milestone 2020 Fund produced positive absolute returns in 2012. The five underlying equity funds produced returns ranging from 18.57% for the International Fund to 14.33% for the Equity Income Fund. The Inflation Protected Securities Fund increased 6.84%, the Low Duration Bond Fund gained 3.97%, and the Core Bond Index Fund (Class I) rose 3.80%. The Diversifying Strategies Fund gained 3.53%. Please refer to each underlying fund’s commentary within this report for more information.

The Fund’s underperformance relative to its market benchmark, which is an equity benchmark, primarily resulted from its allocation to the underlying fixed income funds and the multi-strategies fund, as these funds generally underperformed the Fund’s market benchmark. Additionally, the Equity Income Fund and the Growth Fund underperformed the Fund’s market benchmark. The Fund’s allocations to the International Fund, Mid/Small Company Index Fund (Class I), and Growth & Income Fund partially offset this underperformance, as these underlying funds outperformed the Fund’s market benchmark.

The Fund’s underperformance relative to its peer group benchmark primarily resulted from the Fund’s underweight allocation, through its underlying funds, to foreign equity securities, as foreign equity securities generally outperformed U.S. equity securities. Within the Fund’s allocation to fixed income funds, the underlying fixed income funds investments in higher-quality, lower price-volatility securities detracted from relative performance, as lower credit-rating securities generally outperformed higher credit-rating securities. An overweight allocation to equity funds partially offset this underperformance, as the underlying equity funds generally outperformed the underlying fixed income funds. Additionally, through the underlying equity funds, an overweight allocation to value-style equity securities partially offset the underperformance, as value-style equity securities generally outperformed growth-style equity securities.

The Fund’s outperformance relative to its custom benchmark primarily resulted from the International Fund, Mid/ Small Company Index Fund (Class I), and Growth & Income Fund outperforming the S&P 500 Index, as well as from each underlying fixed income fund outperforming the Barclays Index. The Fund’s allocations to the Equity Income Fund, Growth Fund, and Diversifying Strategies Fund partially offset this outperformance, as these underlying funds underperformed the respective broad market benchmark in the Fund’s custom benchmark.

Vantagepoint Milestone 2020 Fund

Underlying Fund Allocation as of December 31, 2012 (% of Net Assets)

Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Milestone 2020 Fund vs. S&P 500 Index and Custom Benchmark

Growth of $10,000 Invested January 3, 2005*

Source for Benchmark Returns: Morningstar® EnCorr®

Vantagepoint Milestone 2020 Fund

Average Annual Total Returns for the periods ended December 31, 2012*

One Year	11.25%

Three Years	7.28%

Five Years	2.19%

Since Inception	4.51%

Fund Inception Date	January 3, 2005

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the S&P 500 Index, is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. The custom benchmark is composed of the S&P 500 Index and the Barclays U.S. Intermediate Aggregate Bond Index (the Barclays Index) in weighted percentages that correspond to the historical target allocations for the asset classes these indexes represent. These weightings will change to correspond with any changes in the Fund’s target percentage allocations. The Barclays Index consists of investment-grade U.S. fixed income securities with maturities of 1 to 10 years. An index is not available for direct investment, is unmanaged and does not reflect the costs of portfolio management or trading. A fund’s exposure, through the underlying funds, to specific securities (or types of securities) may differ significantly from the securities held in the indexes.

Vantagepoint Milestone 2025 Fund

The Vantagepoint Milestone 2025 Fund’s investment objective is to offer high total return consistent with the Fund’s current asset allocation. The Fund invests in a combination of underlying Vantagepoint Funds using an asset allocation strategy designed for investors expecting to begin gradual withdrawals from the Fund, typically at or after retirement (assumed to occur at age 60), in or around the year 2025.

The Fund’s allocations will change over time. The Fund invests in the following Vantagepoint Funds at target allocations within the current ranges indicated:

FIXED INCOME FUNDS
Low Duration Bond Fund	0%–9%
Core Bond Index Fund	9%–19%

EQUITY FUNDS
Equity Income Fund	18%–28%
Growth & Income Fund	8%–18%
Growth Fund	4%–14%
Mid/Small Company Index Fund	6%–16%
International Fund	9%–19%

MULTI-STRATEGY FUND
Diversifying Strategies Fund	9%–19%

The Fund follows a strategy that as time elapses, the Fund’s allocation to equity investments decreases and the Fund’s allocation to fixed income and multi strategy investments increases so that by June 30 of the year 2035 (ten years after the year indicated in the Fund’s name), the Fund’s net assets will be invested approximately 25% in equity Funds, 55% in fixed income Funds, and 20% in the multi-strategy Fund.

Performance

The Vantagepoint Milestone 2025 Fund gained 12.24% in 2012. The Fund’s market benchmark, the S&P 500 Index, gained 16.00%, while the Fund’s peer group benchmark, the Morningstar Target Date 2021–2025 Funds Average, a group of mutual funds with similar investment objectives, gained 13.03%. The Fund’s custom benchmark gained 12.19%. The Fund’s custom benchmark is composed of the S&P 500 Index and the Barclays U.S. Intermediate Aggregate Bond Index (the Barclays Index), in weighted percentages corresponding to the historical target allocations for the asset classes these indexes represent.

All of the underlying funds of the Milestone 2025 Fund produced positive absolute returns in 2012. The five underlying equity funds produced returns ranging from 18.57% for the International Fund to 14.33% for the Equity Income Fund. The Low Duration Bond Fund gained 3.97% and the Core Bond Index Fund (Class I) rose 3.80%. The Diversifying Strategies Fund gained 3.53%. Please refer to each underlying fund’s commentary within this report for more information.

The Fund’s underperformance relative to its market benchmark, which is an equity benchmark, primarily resulted from its allocation to the underlying fixed income funds and the multi-strategies fund, as these funds generally underperformed the Fund’s market benchmark. Additionally, the Equity Income Fund and the Growth Fund underperformed the Fund’s market benchmark. The Fund’s allocations to the International Fund, Mid/Small Company Index Fund (Class I), and Growth & Income Fund partially offset this underperformance, as these underlying funds outperformed the Fund’s market benchmark.

The Fund’s underperformance relative to its peer group benchmark primarily resulted from the Fund’s underweight allocation, through its underlying funds, to foreign equity securities, as foreign equity securities generally outperformed U.S. equity securities. Within the Fund’s allocation to fixed income funds, the underlying fixed income funds’ investment in higher credit-rating, lower price-volatility securities detracted from relative performance, as lower credit-rating securities generally outperformed higher credit-rating securities. An overweight allocation to equity funds partially offset the underperformance, as the underlying equity funds generally outperformed the underlying fixed income funds. Additionally, through the underlying equity funds, an overweight allocation to value-style equity securities partially offset the underperformance, as value-style equity securities generally outperformed growth-style equity securities.

The Fund’s outperformance relative to its custom benchmark primarily resulted from the International Fund, Mid/Small Company Index Fund (Class I), and Growth & Income Fund outperforming the S&P 500 Index, as well as both underlying fixed income funds outperforming the Barclays Index. The Fund’s allocations to the Equity Income Fund, Growth Fund, and Diversifying Strategies Fund partially offset this outperformance, as these underlying funds underperformed their respective broad market benchmark in the Fund’s custom benchmark.

Vantagepoint Milestone 2025 Fund

Underlying Fund Allocation as of December 31, 2012 (% of Net Assets)

Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Milestone 2025 Fund vs. S&P 500 Index and Custom Benchmark

Growth of $10,000 Invested January 3, 2005*

Source for Benchmark Returns: Morningstar® EnCorr®

Vantagepoint Milestone 2025 Fund

Average Annual Total Returns for the periods ended December 31, 2012*

One Year	12.24%

Three Years	7.70%

Five Years	1.89%

Since Inception	4.49%

Fund Inception Date	January 3, 2005

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the S&P 500 Index, is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. The custom benchmark is composed of the S&P 500 Index and the Barclays U.S. Intermediate Aggregate Bond Index (the Barclays Index) in weighted percentages that correspond to the historical target allocations for the asset classes these indexes represent. These weightings will change to correspond with any changes in the Fund’s target percentage allocations. The Barclays Index consists of investment-grade U.S. fixed income securities with maturities of 1 to 10 years. An index is not available for direct investment, is unmanaged and does not reflect the costs of portfolio management or trading. A fund’s exposure, through the underlying funds, to specific securities (or types of securities) may differ significantly from the securities held in the indexes.

Vantagepoint Milestone 2030 Fund

The Vantagepoint Milestone 2030 Fund’s investment objective is to offer high total return consistent with the Fund’s current asset allocation. The Fund invests in a combination of underlying Vantagepoint Funds using an asset allocation strategy designed for investors expecting to begin gradual withdrawals from the Fund, typically at or after retirement (assumed to occur at age 60), in or around the year 2030.

The Fund’s allocations will change over time. The Fund invests in the following Vantagepoint Funds at target allocations within the current ranges indicated:

FIXED INCOME FUNDS
Low Duration Bond Fund	0%–7%
Core Bond Index Fund	5%–15%

EQUITY FUNDS
Equity Income Fund	19%–29%
Growth & Income Fund	9%–19%
Growth Fund	5%–15%
Mid/Small Company Index Fund	9%–19%
International Fund	11%–21%

MULTI-STRATEGY FUND
Diversifying Strategies Fund	6%–16%

The Fund follows a strategy that as time elapses, the Fund’s allocation to equity investments decreases and the Fund’s allocation to fixed income and multi strategy investments increases so that by June 30 of the year 2040 (ten years after the year indicated in the Fund’s name), the Fund’s net assets will be invested approximately 25% in equity Funds, 55% in fixed income Funds, and 20% in the multi-strategy Fund.

Performance

The Vantagepoint Milestone 2030 Fund gained 13.28% in 2012. The Fund’s market benchmark, the S&P 500 Index, gained 16.00%, while the Fund’s peer group benchmark, the Morningstar Target Date 2026-2030 Funds Average, a group of mutual funds with similar investment objectives, gained 13.59%. The Fund’s custom benchmark gained 13.24%. The Fund’s custom benchmark is composed of the S&P 500 Index and the Barclays U.S. Intermediate Aggregate Bond Index (the Barclays Index), in weighted percentages corresponding to the historical target allocations for the asset classes these indexes represent.

All of the underlying funds of the Milestone 2030 Fund produced positive absolute returns in 2012. The five underlying equity funds produced returns ranging from 18.57% for the International Fund to 14.33% for the Equity Income Fund. The Low Duration Bond Fund gained 3.97% and the Core Bond Index Fund (Class I) rose 3.80%. The Diversifying Strategies Fund gained 3.53%. Please refer to each underlying fund’s commentary within this report for more information.

The Fund’s underperformance relative to its market benchmark, which is an equity benchmark, primarily resulted from its allocation to the underlying fixed income funds and the multi-strategies fund, as these funds generally underperformed the Fund’s market benchmark. Additionally, the Equity Income Fund and the Growth Fund underperformed the Fund’s market benchmark. The Fund’s allocations to the International Fund, Mid/Small Company Index Fund (Class I), and Growth & Income Fund partially offset the underperformance, as these underlying funds outperformed the Fund’s market benchmark.

The Fund’s underperformance relative to its peer group benchmark primarily resulted from the Fund’s underweight allocation, through its underlying funds, to foreign equity securities, as foreign equity securities generally outperformed U.S. equity securities. Within the Fund’s allocation to fixed income funds, the underlying fixed income funds’ investments in higher credit-rating, lower price-volatility securities detracted from relative performance, as lower credit-rating securities generally outperformed higher credit-rating securities. An overweight allocation to equity funds partially offset the underperformance, as the underlying equity funds generally outperformed the underlying fixed income funds. Additionally, through the underlying equity funds, an overweight allocation to value-style equity securities partially offset the underperformance as value-style equity securities generally outperformed growth-style equity securities.

The Fund’s outperformance relative to its custom benchmark primarily resulted from the International Fund, Mid/ Small Company Index Fund (Class I), and Growth & Income Fund outperforming the S&P 500 Index, as well as from both underlying fixed income funds outperforming the Barclays Index. The Fund’s allocations to the Equity Income Fund, Growth Fund, and Diversifying Strategies Fund partially offset this outperformance, as these underlying funds underperformed the respective broad market benchmark in the Fund’s custom benchmark.

Vantagepoint Milestone 2030 Fund

Underlying Fund Allocation as of December 31, 2012 (% of Net Assets)

Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Milestone 2030 Fund vs. S&P 500 Index and Custom Benchmark

Growth of $10,000 Invested January 3, 2005*

Source for Benchmark Returns: Morningstar® EnCorr®

Vantagepoint Milestone 2030 Fund

Average Annual Total Returns for the periods ended December 31, 2012*

One Year	13.28%

Three Years	8.08%

Five Years	1.64%

Since Inception	4.48%

Fund Inception Date	January 3, 2005

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the S&P 500 Index, is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. The custom benchmark is composed of the S&P 500 Index and the Barclays U.S. Intermediate Aggregate Bond Index (the Barclays Index) in weighted percentages that correspond to the historical target allocations for the asset classes these indexes represent. These weightings will change to correspond with any changes in the Fund’s target percentage allocations. The Barclays Index consists of investment-grade U.S. fixed income securities with maturities of 1 to 10 years. An index is not available for direct investment, is unmanaged and does not reflect the costs of portfolio management or trading. A fund’s exposure, through the underlying funds, to specific securities (or types of securities) may differ significantly from the securities held in the indexes.

Vantagepoint Milestone 2035 Fund

The Vantagepoint Milestone 2035 Fund’s investment objective is to offer high total return consistent with the Fund’s current asset allocation. The Fund invests in a combination of underlying Vantagepoint Funds using an asset allocation strategy designed for investors expecting to begin gradual withdrawals from the Fund, typically at or after retirement (assumed to occur at age 60), in or around the year 2035.

The Fund’s allocations will change over time. The Fund invests in the following Vantagepoint Funds at target allocations within the current ranges indicated:

FIXED INCOME FUNDS
Low Duration Bond Fund	0%–5%
Core Bond Index Fund	1%–11%

EQUITY FUNDS
Equity Income Fund	20%–30%
Growth & Income Fund	10%–20%
Growth Fund	6%–16%
Mid/Small Company Index Fund	12%–22%
International Fund	12%–22%

MULTI-STRATEGY FUND
Diversifying Strategies Fund	2%–12%

The Fund follows a strategy that as time elapses, the Fund’s allocation to equity investments decreases and the Fund’s allocation to fixed income and multi strategy investments increases so that by June 30 of the year 2045 (ten years after the year indicated in the Fund’s name), the Fund’s net assets will be invested approximately in 25% equity Funds, 55% in fixed income Funds, and 20% in the multi-strategy Fund.

Performance

The Vantagepoint Milestone 2035 Fund gained 14.47% in 2012. The Fund’s market benchmark, the S&P 500 Index, gained 16.00%, while the Fund’s peer group benchmark, the Morningstar Target Date 2031-2035 Funds Average, a group of mutual funds with similar investment objectives, gained 14.64%. The Fund’s custom benchmark gained 14.36%. The Fund’s custom benchmark is composed of the S&P 500 Index and the Barclays U.S. Intermediate Aggregate Bond Index (the Barclays Index), in weighted percentages corresponding to the historical target allocations for the asset classes these indexes represent.

All of the underlying funds of the Milestone 2035 Fund produced positive absolute returns in 2012. The five underlying equity funds produced returns ranging from 18.57% for the International Fund to 14.33% for the Equity Income Fund. The Low Duration Bond Fund gained 3.97% and the Core Bond Index Fund (Class I) rose 3.80%. The Diversifying Strategies Fund gained 3.53%. Please refer to each underlying fund’s commentary within this report for more information.

The Fund’s underperformance relative to its market benchmark, which is an equity benchmark, primarily resulted from its allocation to the underlying fixed income funds and the multi-strategies fund, as these funds generally underperformed the Fund’s market benchmark. Additionally, the Equity Income Fund and Growth Fund underperformed the Fund’s market benchmark. The Fund’s allocations to the International Fund, Mid/Small Company Index Fund (Class I), and Growth & Income Fund partially offset this underperformance, as these underlying funds outperformed the Fund’s market benchmark.

The Fund’s underperformance relative to its peer group benchmark primarily resulted from the Fund’s underweight allocation, through its underlying funds, to foreign equity securities, as foreign equity securities generally outperformed U.S. equity securities. Within the Fund’s allocation to fixed income funds, the underlying fixed income funds, overweight allocation to higher credit-rating, lower price-volatility securities detracted from relative performance, as lower credit-rating securities generally outperformed higher credit-rating securities. An overweight allocation to equity funds partially offset the underperformance, as the underlying equity funds generally outperformed the underlying fixed income funds. Additionally, through the underlying equity funds, an overweight allocation to value-style equity securities partially offset the underperformance, as value-style equity securities generally outperformed growth-style equity securities.

The Fund’s outperformance relative to its custom benchmark primarily resulted from the International Fund, Mid/ Small Company Index Fund (Class I), and Growth & Income Fund outperforming the S&P 500 Index, as well as from both underlying fixed income funds outperforming the Barclays Index. The Fund’s allocations to the Equity Income Fund, Growth Fund, and Diversifying Strategies Fund partially offset the outperformance, as these underlying funds underperformed the respective broad market benchmark in the Fund’s custom benchmark.

Vantagepoint Milestone 2035 Fund

Underlying Fund Allocation as of December 31, 2012 (% of Net Assets)

Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Milestone 2035 Fund vs. S&P 500 Index and Custom Benchmark

Growth of $10,000 Invested January 3, 2005*

Source for Benchmark Returns: Morningstar® EnCorr®

Vantagepoint Milestone 2035 Fund

Average Annual Total Returns for the periods ended December 31, 2012*

One Year	14.47%

Three Years	8.56%

Five Years	1.48%

Since Inception	4.50%

Fund Inception Date	January 3, 2005

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the S&P 500 Index, is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. The custom benchmark is composed of the S&P 500 Index and the Barclays U.S. Intermediate Aggregate Bond Index (the Barclays Index) in weighted percentages that correspond to the historical target allocations for the asset classes these indexes represent. These weightings will change to correspond with any changes in the Fund’s target percentage allocations. The Barclays Index consists of investment-grade U.S. fixed income securities with maturities of 1 to 10 years. An index is not available for direct investment, is unmanaged and does not reflect the costs of portfolio management or trading. A fund’s exposure, through the underlying funds, to specific securities (or types of securities) may differ significantly from the securities held in the indexes.

Vantagepoint Milestone 2040 Fund

The Vantagepoint Milestone 2040 Fund’s investment objective is to offer high total return consistent with the Fund’s current asset allocation. The Fund invests in a combination of underlying Vantagepoint Funds using an asset allocation strategy designed for investors expecting to begin gradual withdrawals from the Fund, typically at or after retirement (assumed to occur at age 60), in or around the year 2040.

The Fund’s allocations will change over time. The Fund invests in the following Vantagepoint Funds at target allocations within the current ranges indicated:

FIXED INCOME FUND
Core Bond Index Fund	0%–10%

EQUITY FUNDS
Equity Income Fund	22%–32%
Growth & Income Fund	11%–21%
Growth Fund	7%–17%
Mid/Small Company Index Fund	15%–25%
International Fund	14%–24%

MULTI-STRATEGY FUND
Diversifying Strategies Fund	0%–7%

The Fund follows a strategy that as time elapses, the Fund’s allocation to equity investments decreases and the Fund’s allocation to fixed income and multi strategy investments increases so that by June 30 of the year 2050 (ten years after the year indicated in the Fund’s name), the Fund’s net assets will be invested approximately 25% in equity Funds, 55% in fixed income Funds, and 20% in the multi-strategy Fund.

Performance

The Vantagepoint Milestone 2040 Fund gained 15.33% in 2012. The Fund’s market benchmark, the S&P 500 Index, gained 16.00%, while the Fund’s peer group benchmark, the Morningstar Target Date 2036-2040 Funds Average, a group of mutual funds with similar investment objectives, gained 14.64%. The Fund’s custom benchmark gained 16.31%. The Fund’s custom benchmark is composed of the S&P 500 Index and the MSCI Europe Australasia Far East (EAFE) Index (Net) (the MSCI-EAFE Index), in weighted percentages corresponding to the historical target allocations for the asset classes these indexes represent.

All of the underlying funds of the Milestone 2040 Fund produced positive absolute returns in 2012. The five underlying equity funds produced returns ranging from 18.57% for the International Fund to 14.33% for the Equity Income Fund. The Core Bond Index Fund (Class I) returned 3.80%. The Diversifying Strategies Fund gained 3.53%. Please refer to each underlying fund’s commentary within this report for more information.

The Fund’s underperformance relative to its market benchmark, which is an equity benchmark, primarily resulted from the Fund’s allocations to the Equity Income Fund and the Growth Fund, as these underlying funds underperformed the Fund’s market benchmark. Additionally, the Core Bond Index Fund (Class I) and the multi-strategies fund underperformed the Fund’s market benchmark. The Fund’s allocations to the International Fund, Mid/Small Company Index Fund (Class I), and Growth & Income Fund partially offset this underperformance, as these underlying funds outperformed the Fund’s market benchmark.

The Fund’s outperformance relative to its peer group benchmark primarily resulted from an overweight to the underlying equity funds, as the underlying equity funds generally outperformed the underlying fixed income funds. Additionally, relative performance benefitted from an overweight allocation, through the underlying equity funds, to value-style equity securities, as value-style equity securities generally outperformed growth-style equity securities. This outperformance was partially offset by the Fund’s underweight allocation, through its underlying funds, to foreign equity securities, as foreign equity securities generally outperformed U.S. equity securities. Additionally, within the Fund’s allocation to fixed income funds, the underlying fixed income funds’ investments in higher credit-rating, lower price-volatility securities detracted from relative performance, as lower credit-rating securities generally outperformed higher credit-rating securities.

The Fund’s underperformance relative to its custom benchmark primarily resulted from the Equity Income Fund, Growth Fund, and Diversifying Strategies Fund underperforming the S&P 500 Index. The underperformance was partially offset by the International Fund outperforming the MSCI-EAFE Index, and the Mid/Small Company Index Fund (Class I), Growth & Income Fund, and Core Bond Index Fund (Class I) outperforming the S&P 500 Index.

Vantagepoint Milestone 2040 Fund

Underlying Fund Allocation as of December 31, 2012 (% of Net Assets)

Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Milestone 2040 Fund vs. S&P 500 Index and Custom Benchmark

Growth of $10,000 Invested January 3, 2005*

Source for Benchmark Returns: Morningstar® EnCorr®

Vantagepoint Milestone 2040 Fund

Average Annual Total Returns for the periods ended December 31, 2012*

One Year	15.33%

Three Years	8.88%

Five Years	1.50%

Since Inception	4.53%

Fund Inception Date	January 3, 2005

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the S&P 500 Index, is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. The custom benchmark is composed of the S&P 500 Index and the MSCI Europe Australasia Far East (EAFE) Index (Net) (the MSCI-EAFE Index) in weighted percentages that correspond to the historical target allocations for the asset classes these indexes represent. These weightings will change to correspond with any changes in the Fund’s target percentage allocations. The MSCI-EAFE Index is a free float-adjusted market capitalization index of equity securities that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada, and approximates the minimum possible dividend reinvestment after deduction of withholding tax according to MSCI Barra’s methodology. An index is not available for direct investment, is unmanaged and does not reflect the costs of portfolio management or trading. A fund’s exposure, through the underlying funds, to specific securities (or types of securities) may differ significantly from the securities held in the indexes.

Vantagepoint Milestone 2045 Fund

The Vantagepoint Milestone 2045 Fund’s investment objective is to offer high total return consistent with the Fund’s current asset allocation. The Fund invests in a combination of underlying Vantagepoint Funds using an asset allocation strategy designed for investors expecting to begin gradual withdrawals from the Fund, typically at or after retirement (assumed to occur at age 60), in or around the year 2045.

The Fund’s allocations will change over time. The Fund invests in the following Vantagepoint Funds at target allocations within the current ranges indicated:

FIXED INCOME FUND
Core Bond Index Fund	0%–10%

EQUITY FUNDS
Equity Income Fund	22%–32%
Growth & Income Fund	11%–21%
Growth Fund	8%–18%
Mid/Small Company Index Fund	15%–25%
International Fund	14%–24%

The Fund follows a strategy that as time elapses, the Fund’s allocation to equity investments decreases, the Fund’s allocation to fixed income investments increases and an allocation is added (and increased) to investments in asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments (a “multi-strategy” Fund) so that by June 30 of the year 2055 (ten years after the year indicated in the Fund’s name), the Fund’s net assets will be invested approximately 25% in equity Funds, 55% in fixed income Funds, and 20% in the multi-strategy Fund.

Performance

The Vantagepoint Milestone 2045 Fund gained 15.49% in 2012. The Fund’s market benchmark, the S&P 500 Index, gained 16.00%, while the Fund’s peer group benchmark, the Morningstar Target Date 2041-2045 Funds Average, a group of mutual funds with similar investment objectives, gained 15.31%. The Fund’s custom benchmark gained 16.32%. The Fund’s custom benchmark is composed of the S&P 500 Index and the MSCI Europe Australasia Far East (EAFE) Index (Net) (the MSCI-EAFE Index), in weighted percentages corresponding to the historical target allocations for the asset classes these indexes represent.

All of the underlying funds of the Milestone 2045 Fund produced positive absolute returns in 2012. The five underlying equity funds produced returns ranging from 18.57% for the International Fund to 14.33% for the Equity Income Fund. The Core Bond Index Fund (Class I) returned 3.80%. Please refer to each underlying fund’s commentary within this report for more information.

The Fund’s underperformance relative to its market benchmark, which is an equity benchmark, primarily resulted from the Fund’s allocations to the Equity Income Fund and Growth Fund, as these underlying funds underperformed the Fund’s market benchmark. Additionally, the Core Bond Index Fund (Class I) underperformed the Fund’s market benchmark. The Fund’s allocations to the International Fund, Mid/Small Company Index Fund (Class I), and Growth & Income Fund partially offset this underperformance, as these underlying funds outperformed the Fund’s market benchmark.

The Fund’s outperformance relative to its peer group benchmark primarily resulted from an overweight to underlying equity funds, as the underlying equity funds generally outperformed the underlying fixed income funds. Additionally, relative performance benefitted from an overweight allocation, within the underlying equity funds, to value-style equity securities, as value-style equity securities generally outperformed growth-style equity securities. This outperformance was partially offset by the Fund’s underweight allocation, through its underlying funds, to foreign equity securities, as foreign equity securities generally outperformed U.S. equity securities. Additionally, within the Fund’s allocation to fixed income funds, the Core Bond Index Fund’s investments in higher credit-rating, lower price-volatility securities partially offset this outperformance, as lower credit-rating securities generally outperformed higher credit-rating securities.

The Fund’s underperformance relative to its custom benchmark primarily resulted from the Equity Income Fund and Growth Fund underperforming the S&P 500 Index. This underperformance was partially offset by the Fund’s allocations to the International Fund, Mid/Small Company Index Fund (Class I), Growth & Income Fund, and Core Bond Index Fund (Class I), as these underlying funds outperformed the respective benchmarks in the Fund’s custom benchmark.

Vantagepoint Milestone 2045 Fund

Underlying Fund Allocation as of December 31, 2012 (% of Net Assets)

Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Milestone 2045 Fund vs. S&P 500 Index and Custom Benchmark

Growth of $10,000 Invested January 4, 2010*

Source for Benchmark Returns: Morningstar® EnCorr®

Vantagepoint Milestone 2045 Fund

Average Annual Total Returns for the periods ended December 31, 2012*

One Year	15.49%

Three Years	8.76%

Since Inception	8.75%

Fund Inception Date	January 4, 2010

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the S&P 500 Index, is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. The custom benchmark is composed of the S&P 500 Index and the MSCI Europe Australasia Far East (EAFE) Index (Net) (the MSCI-EAFE Index) in weighted percentages that correspond to the historical target allocations for the asset classes these indexes represent. These weightings will change to correspond with any changes in the Fund’s target percentage allocations. The MSCI-EAFE Index is a free float-adjusted market capitalization index of equity securities that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada, and approximates the minimum possible dividend reinvestment after deduction of withholding tax according to MSCI Barra’s methodology. An index is not available for direct investment, is unmanaged and does not reflect the costs of portfolio management or trading. A fund’s exposure, through the underlying funds, to specific securities (or types of securities) may differ significantly from the securities held in the indexes.

Vantagepoint Milestone 2050 Fund

The Vantagepoint Milestone 2050 Fund’s investment objective is to offer high total return consistent with the Fund’s current asset allocation. The Fund invests in a combination of underlying Vantagepoint Funds using an asset allocation strategy designed for investors expecting to begin gradual withdrawals from the Fund, typically at or after retirement (assumed to occur at age 60), in or around the year 2050.

The Fund’s allocations will change over time. The Fund invests in the following Vantagepoint Funds at target allocations within the current ranges indicated:

FIXED INCOME FUND
Core Bond Index Fund	0%–10%

EQUITY FUNDS
Equity Income Fund	22%–32%
Growth & Income Fund	11%–21%
Growth Fund	8%–18%
Mid/Small Company Index Fund	15%–25%
International Fund	14%–24%

The Fund follows a strategy that as time elapses, the Fund’s allocation to equity investments decreases, the Fund’s allocation to fixed income investments increases and an allocation is added (and increased) to investments in asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments (a “multi-strategy” Fund) so that by June 30 of the year 2060 (ten years after the year indicated in the Fund’s name), the Fund’s net assets will be invested approximately 25% in equity Funds, 55% in fixed income Funds, and 20% in the multi-strategy Fund.

Performance

Because the Fund has not been in operation for a full calendar year, no performance information is included in the annual report.

Vantagepoint Milestone 2050 Fund

Underlying Fund Allocation as of December 31, 2012 (% of Net Assets)

Due to rounding, pie chart allocations may not add up to 100%.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

of The Vantagepoint Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Low Duration Bond Fund, Inflation Protected Securities Fund, Equity Income Fund, Growth & Income Fund, Growth Fund, Select Value Fund, Aggressive Opportunities Fund, Discovery Fund, International Fund, Diversifying Strategies Fund, Core Bond Index Fund, 500 Stock Index Fund, Broad Market Index Fund, Mid/Small Company Index Fund, Overseas Equity Index Fund, Model Portfolio Savings Oriented Fund, Model Portfolio Conservative Growth Fund, Model Portfolio Traditional Growth Fund, Model Portfolio Long-Term Growth Fund, Model Portfolio All-Equity Growth Fund, Milestone Retirement Income Fund, Milestone 2010 Fund, Milestone 2015 Fund, Milestone 2020 Fund, Milestone 2025 Fund, Milestone 2030 Fund, Milestone 2035 Fund, Milestone 2040 Fund, Milestone 2045 Fund and Milestone 2050 Fund comprising The Vantagepoint Funds (hereafter referred to as the “Funds”) at December 31, 2012, and the results of each of their operations for the period then ended and changes in each of their net assets for each of the fiscal periods presented, and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

March 1, 2013

THE VANTAGEPOINT FUNDS

Statements of Assets and Liabilities

December 31, 2012

	Low Duration Bond	Inflation Protected Securities	Equity Income
ASSETS:
Investment in securities, at value†	$611,148,898	$665,191,107	$2,140,606,159
Cash	—	—	1,984
Cash denominated in foreign currencies	273,348	210,784	—
Receivables:
Dividends	3,771	8,692	2,053,994
Interest	3,349,753	3,114,085	—
Security lending income	1,261	—	32,339
Investments sold	6,629,784	59,158,554	186,668
Fund shares sold	598,648	23,485,305	513,974
Variation margin on futures contracts	—	126,096	—
Unrealized appreciation on swap agreements	—	186,031	—
Due from Broker	—	3,073	—

Total Assets	622,005,463	751,483,727	2,143,395,118

LIABILITIES:
Payables:
Investments purchased	6,675,503	58,345,394	11,043,189
Distributions	506,678	22,439,115	—
Fund shares redeemed	243,399	248,602	754,438
Variation margin on futures contracts	292	—	—
Collateral for securities loaned	21,775,405	—	108,583,360
Unrealized depreciation on swap agreements	—	244	—
Written options, at value (Premium $0, $413,217 and $0, respectively)	—	424,837	—
Due to custodian	8,821	—	—
Unrealized depreciation on forward foreign currency exchange contracts	2,550	—	—
Accrued Expenses:
Advisory fees	50,186	57,025	170,414
Subadviser fees	206,976	332,242	1,715,209
Fund services fees	175,654	199,592	596,461
Administration fees	8,876	8,877	8,876
Directors’ fees and expenses	7,757	9,121	26,749
Other accrued expenses	81,688	82,800	191,918

Total Liabilities	29,743,785	82,147,849	123,090,614

NET ASSETS	$592,261,678	$669,335,878	$2,020,304,504

NET ASSETS REPRESENTED BY:
Paid-in capital	$582,885,942	$612,204,099	$1,793,493,954
Undistributed net investment income (loss)	(125,031)	—	345,542
Accumulated net realized gain (loss) on investments, futures contracts, foreign currency transactions, written options and swap agreements	(2,520)	1,239,702	(15,381,176)
Net unrealized appreciation on investments, futures contracts, foreign currency transactions, written options, and swap agreements	9,503,287	55,892,077	241,846,184

NET ASSETS	$592,261,678	$669,335,878	$2,020,304,504

CAPITAL SHARES:
Net Assets	$592,261,678	$669,335,878	$2,020,304,504
Shares Outstanding	58,120,110	56,429,732	224,278,826
Net Asset Value offering and redemption price per share (net assets divided by shares outstanding)	$10.19	$11.86	$9.01
Cost of investments	$601,734,253	$609,714,513	$1,898,760,812
Cost of cash denominated in foreign currencies	$268,016	$213,340	$—

† Includes securities on loan with values of (Note 7):	$21,319,985	$—	$107,720,636

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Assets and Liabilities

December 31, 2012

	Growth & Income	Growth	Select Value	Aggressive Opportunities
ASSETS:
Investment in securities, at value†	$1,340,572,544	$1,936,166,629	$381,138,097	$1,225,104,279
Cash	—	—	—	1,042
Receivables:
Dividends	1,327,509	1,152,247	483,932	343,610
Security lending income	2,115	6,158	5,803	150,571
Investments sold	54,699	—	465,659	14,304,107
Fund shares sold	66,213	600,597	235,389	5,693,810
Recoverable foreign taxes	—	—	—	8,687

Total Assets	1,342,023,080	1,937,925,631	382,328,880	1,245,606,106

LIABILITIES:
Payables:
Investments purchased	1,249,290	8,053,285	1,478,631	15,704,651
Distributions	—	464,662	179,793	5,115,727
Fund shares redeemed	434,871	892,338	220,375	36,215
Collateral for securities loaned	33,167,920	44,913,945	24,191,524	229,621,922
Accrued Expenses:
Advisory fees	109,989	159,037	30,036	83,303
Subadviser fees	996,065	1,694,976	430,392	862,862
Fund services fees	384,969	556,640	105,127	291,567
Administration fees	8,877	8,868	8,877	8,876
Directors’ fees and expenses	17,294	25,809	4,750	13,624
Other accrued expenses	149,703	227,202	89,157	138,531

Total Liabilities	36,518,978	56,996,762	26,738,662	251,877,278

NET ASSETS	$1,305,504,102	$1,880,928,869	$355,590,218	$993,728,828

NET ASSETS REPRESENTED BY:
Paid-in capital	$1,074,779,460	$2,004,294,582	$304,909,533	$901,661,711
Undistributed net investment income	299,354	431,376	691,050	5,422,729
Accumulated net realized gain (loss) on investments and foreign currency transactions	(10,740,740)	(371,373,696)	(2,324,534)	3,444,162
Net unrealized appreciation on investments and foreign currency transactions	241,166,028	247,576,607	52,314,169	83,200,226

NET ASSETS	$1,305,504,102	$1,880,928,869	$355,590,218	$993,728,828

CAPITAL SHARES:
Net Assets	$1,305,504,102	$1,880,928,869	$355,590,218	$993,728,828
Shares Outstanding	121,843,848	197,362,014	32,478,498	97,443,432
Net Asset Value offering and redemption price per share (net assets divided by shares outstanding)	$10.71	$9.53	$10.95	$10.20
Cost of investments	$1,099,406,516	$1,688,590,022	$328,823,928	$1,141,903,814

† Includes securities on loan with values of (Note 7):	$33,080,091	$44,546,184	$24,067,315	$228,366,141

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Assets and Liabilities

December 31, 2012

	Discovery	International	Diversifying Strategies(1)
ASSETS:
Investment in securities, at value†	$230,122,322	$1,334,387,011	$961,293,344
Cash denominated in foreign currencies	37	5,205,505	80,676
Receivables:
Dividends	131,493	1,855,520	9,642
Interest	431,129	—	4,431,501
Security lending income	41,824	57,614	—
Investments sold	2,857,563	2,771,872	7,702,893
Fund shares sold	70,883	496,676	452,071
Recoverable foreign taxes	—	426,574	38,533
Variation margin on futures contracts	2,724,202	—	98,441
Due from broker—forward foreign currency exchange contracts collateral	—	—	500,000
Unrealized appreciation on forward foreign currency exchange contracts	—	357	545,993

Total Assets	236,379,453	1,345,201,129	975,153,094

LIABILITIES:
Payables:
Investments purchased	3,525,407	4,661,498	7,468,898
Distributions	—	—	231,139
Fund shares redeemed	528,412	626,380	11,288
Foreign taxes	—	158,506	—
Collateral for securities loaned	17,996,376	31,802,600	—
Written options, at value (Premium $0, $0 and $154,502, respectively)	—	—	114,802
Due to custodian	1,060,918	—	254,833
Unrealized depreciation on forward foreign currency exchange contracts	557	100,909	959,232
Accrued Expenses:
Advisory fees	17,768	109,974	81,639
Subadviser fees	223,434	1,542,567	806,643
Fund services fees	62,191	384,918	285,742
Administration fees	8,877	8,877	8,876
Directors’ fees and expenses	2,836	16,984	12,662
Other accrued expenses	79,882	277,771	143,598

Total Liabilities	23,506,658	39,690,984	10,379,352

NET ASSETS	$212,872,795	$1,305,510,145	$964,773,742

NET ASSETS REPRESENTED BY:
Paid-in capital	$200,276,787	$1,307,031,066	$946,927,042
Undistributed net investment income (loss)	(639,208)	13,387,816	(2,889,496)
Accumulated net realized gain (loss) on investments, futures contracts, foreign currency transactions, purchased options on Euro-Bund futures and written options	2,523,483	(157,168,898)	(1,760,214)
Net unrealized appreciation on investments, futures contracts, foreign currency transactions, purchased options on Euro-Bund futures and written options	10,711,733	142,260,161	22,496,410

NET ASSETS	$212,872,795	$1,305,510,145	$964,773,742

CAPITAL SHARES:
Net Assets	$212,872,795	$1,305,510,145	$964,773,742
Shares Outstanding	22,454,845	135,541,303	94,966,882
Net Asset Value offering and redemption price per share (net assets divided by shares outstanding)	$9.48	$9.63	$10.16
Cost of investments	$220,012,589	$1,191,855,883	$938,054,593
Cost of cash denominated in foreign currencies	$38	$5,242,108	$81,533

† Includes securities on loan with values of (Note 7):	$17,832,451	$30,296,900	$—
(1)	Formerly Diversified Assets Fund.

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Assets and Liabilities

December 31, 2012

	Core Bond Index	500 Stock Index	Broad Market Index	Mid/Small Company Index	Overseas Equity Index
ASSETS:
Investment in securities, at value†	$1,311,135,359	$468,354,103	$577,390,460	$551,253,320	$230,295,234
Cash	—	—	—	14,111	—
Cash denominated in foreign currencies	—	—	—	—	854,453
Receivables:
Dividends	7,510	494,954	613,063	573,483	232,739
Interest	7,709,348	—	—	—	—
Security lending income	1,894	4,053	14,613	58,202	8,196
Investments sold	16,529,828	57,369	26,395	543,296	7,972,252
Fund shares sold	3,998,973	786,787	408,533	270,069	8,584
Recoverable foreign taxes	12,882	344	—	—	122,401
Variation margin on futures contracts	—	115,732	142,111	76,177	—
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	—	41,554

Total Assets	1,339,395,794	469,813,342	578,595,175	552,788,658	239,535,413

LIABILITIES:
Payables:
Investments purchased	74,584,150	—	—	319,203	3,978,791
Distributions	3,471,553	353,650	—	260,977	—
Fund shares redeemed	477,965	170,410	310,230	380,824	888,759
Variation margin on futures contracts	—	—	—	—	13,964
Collateral for securities loaned	17,169,932	16,023,203	23,662,276	59,438,219	4,289,525
Due to custodian	—	78,971	84,333	—	1,460,721
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	—	37,089
Accrued Expenses:
Advisory fees	52,657	19,121	23,375	20,678	9,685
Subadviser fees	61,808	21,773	36,511	35,408	38,367
Fund services fees	258,470	56,777	68,066	91,069	28,562
Administration fees	8,876	8,877	8,877	8,876	8,877
Directors’ fees and expenses	16,766	6,108	7,449	6,359	2,781
Other accrued expenses	168,013	93,280	92,584	74,147	89,188

Total Liabilities	96,270,190	16,832,170	24,293,701	60,635,760	10,846,309

NET ASSETS	$1,243,125,604	$452,981,172	$554,301,474	$492,152,898	$228,689,104

NET ASSETS REPRESENTED BY:
Paid-in capital	$1,190,658,606	$303,630,005	$357,575,301	$409,830,266	$240,469,036
Undistributed net investment income (loss)	(15,245)	363,007	6,132,598	1,449,095	(795,485)
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	(16,907,225)	(9,376,607)	1,675,893	2,039,652	(7,065,857)
Net unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	69,389,468	158,364,767	188,917,682	78,833,885	(3,918,590)

NET ASSETS	$1,243,125,604	$452,981,172	$554,301,474	$492,152,898	$228,689,104

CAPITAL SHARES:
Net Assets—Class I	$905,486,312	$111,410,247	$126,834,766	$297,378,111	$55,334,613
Shares Outstanding—Class I	85,945,285	9,844,824	10,370,715	18,974,252	5,216,557
Net Asset Value—Class I, offering and redemption price per share (net assets divided by shares outstanding)	$10.54	$11.32	$12.23	$15.67	$10.61
Net Assets—Class II	$337,639,292	$341,570,925	$427,466,708	$194,774,787	$173,354,491
Shares Outstanding—Class II	31,857,240	32,057,460	37,287,370	13,181,679	17,487,713
Net Asset Value—Class II, offering and redemption price per share (net assets divided by shares outstanding)	$10.60	$10.65	$11.46	$14.78	$9.91
Cost of investments	$1,241,745,891	$309,977,292	$388,490,096	$472,456,862	$234,210,632
Cost of cash denominated in foreign currencies	$—	$—	$—	$—	$855,055

† Includes securities on loan with values of (Note 7):	$16,763,975	$15,927,085	$23,481,735	$58,812,316	$4,051,519

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Assets and Liabilities

December 31, 2012

	Model Portfolio Funds
	Savings Oriented	Conservative Growth	Traditional Growth	Long-Term Growth	All-Equity Growth
ASSETS:
Investment in securities of affiliated Mutual Funds, at value(a)	$315,924,242	$607,907,729	$1,493,845,885	$1,897,005,277	$709,428,997
Receivables:
Dividends	1,755,594	2,462,602	3,164,377	1,696,379	412,209
Investments sold	26,948	170,232	417,656	279,576	910,585
Fund shares sold	8,377,451	15,638,387	42,904,483	62,061,331	11,148,183

Total Assets	326,084,235	626,178,950	1,540,332,401	1,961,042,563	721,899,974

LIABILITIES:
Payables:
Investments purchased	2,075,915	2,462,602	3,164,377	1,696,379	412,209
Distributions	8,057,131	15,533,553	42,518,443	61,770,248	11,123,311
Fund shares redeemed	157	230,217	695,223	429,832	877,337
Accrued Expenses:
Advisory fees	27,648	52,442	117,886	145,334	59,976
Administration fees	7,391	7,391	7,392	7,392	7,391
Directors’ fees and expenses	4,084	8,104	19,912	25,146	9,646
Other accrued expenses	45,170	72,935	130,930	155,949	80,273

Total Liabilities	10,217,496	18,367,244	46,654,163	64,230,280	12,570,143

NET ASSETS	$315,866,739	$607,811,706	$1,493,678,238	$1,896,812,283	$709,329,831

NET ASSETS REPRESENTED BY:
Paid-in capital	$296,645,870	$567,789,692	$1,401,831,523	$1,764,784,709	$666,751,301
Undistributed net investment income	1,226	22,760	230,327	288,674	4,295,110
Accumulated net realized gain (loss) on investments	(5,304,331)	(7,824,840)	(14,759,075)	3,238,097	(6,896,228)
Net unrealized appreciation on investments	24,523,974	47,824,094	106,375,463	128,500,803	45,179,648

NET ASSETS	$315,866,739	$607,811,706	$1,493,678,238	$1,896,812,283	$709,329,831

CAPITAL SHARES:
Net Assets	$315,866,739	$607,811,706	$1,493,678,238	$1,896,812,283	$709,329,831
Shares Outstanding	12,391,433	24,420,374	64,257,542	85,427,346	33,239,984
Net Asset Value offering and redemption price per share (net assets divided by shares outstanding)	$25.49	$24.89	$23.25	$22.20	$21.34
Cost of investments	$291,400,268	$560,083,635	$1,387,470,422	$1,768,504,474	$664,249,349

(a)	Investment in other Vantagepoint Funds (Note 1).

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Assets and Liabilities

December 31, 2012

	Milestone Funds
	Milestone Retirement Income	Milestone 2010	Milestone 2015	Milestone 2020	Milestone 2025
ASSETS:
Investment in securities of affiliated Mutual Funds, at value(a)	$238,212,489	$234,076,541	$434,702,260	$470,726,272	$383,507,633
Receivables:
Dividends	1,328,457	1,253,782	1,703,415	718,313	199,662
Investments sold	20,399	19,875	41,691	39,769	32,256
Fund shares sold	7,484,170	8,782,399	13,047,331	12,736,217	10,267,988

Total Assets	247,045,515	244,132,597	449,494,697	484,220,571	394,007,539

LIABILITIES:
Payables:
Investments purchased	1,589,244	1,286,501	1,909,149	1,058,049	526,726
Distributions	7,222,294	8,736,593	12,837,907	12,391,089	9,940,925
Fund shares redeemed	1,404	13,088	8,666	5,392	—
Accrued Expenses:
Advisory fees	20,732	20,510	37,893	41,042	33,291
Administration fees	7,392	7,391	7,392	7,391	7,391
Directors’ fees and expenses	3,117	3,181	5,670	6,046	4,831
Other accrued expenses	43,406	42,540	49,843	47,316	48,183

Total Liabilities	8,887,589	10,109,804	14,856,520	13,556,325	10,561,347

NET ASSETS	$238,157,926	$234,022,793	$434,638,177	$470,664,246	$383,446,192

NET ASSETS REPRESENTED BY:
Paid-in capital	$231,004,512	$222,486,590	$409,318,008	$438,708,849	$354,255,155
Undistributed net investment income	—	—	—	1,887	4,557
Accumulated net realized loss on investments	(1,042,273)	(1,089,664)	(7,454,079)	(7,143,609)	(4,828,738)
Net unrealized appreciation on investments	8,195,687	12,625,867	32,774,248	39,097,119	34,015,218

NET ASSETS	$238,157,926	$234,022,793	$434,638,177	$470,664,246	$383,446,192

CAPITAL SHARES:
Net Assets	$238,157,926	$234,022,793	$434,638,177	$470,664,246	$383,446,192
Shares Outstanding	22,510,274	21,981,383	39,968,798	43,023,785	35,177,388
Net Asset Value offering and redemption price per share (net assets divided by shares outstanding)	$10.58	$10.65	$10.87	$10.94	$10.90
Cost of investments	$230,016,802	$221,450,674	$401,928,012	$431,629,153	$349,492,415

(a)	Investment in other Vantagepoint Funds (Note 1).

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Assets and Liabilities

December 31, 2012

	Milestone Funds
	Milestone 2030	Milestone 2035	Milestone 2040	Milestone 2045	Milestone 2050
ASSETS:
Investment in securities of affiliated Mutual Funds, at value(a)	$305,135,134	$202,699,235	$197,428,580	$53,864,216	$6,797,201
Receivables:
Dividends	125,944	62,933	54,226	14,641	1,832
Investments sold	25,598	17,153	16,583	8,756	—
Fund shares sold	8,301,993	5,609,410	3,756,921	1,692,902	41,249
Due from investment adviser(b)	—	—	—	—	8,381

Total Assets	313,588,669	208,388,731	201,256,310	55,580,515	6,848,663

LIABILITIES:
Payables:
Investments purchased	352,859	351,361	97,129	14,707	40,467
Distributions	8,006,307	5,320,982	3,667,131	1,648,975	10,659
Fund shares redeemed	68,771	169	46,886	47,759	—
Accrued Expenses:
Advisory fees	26,421	17,529	17,114	5,005	177
Administration fees	7,392	7,392	7,392	7,545	692
Directors’ fees and expenses	3,791	2,472	2,422	606	100
Other accrued expenses	45,950	40,219	41,886	31,810	27,633

Total Liabilities	8,511,491	5,740,124	3,879,960	1,756,407	79,728

NET ASSETS	$305,077,178	$202,648,607	$197,376,350	$53,824,108	$6,768,935

NET ASSETS REPRESENTED BY:
Paid-in capital	$277,233,850	$182,256,628	$172,122,148	$48,723,828	$6,772,024
Undistributed net investment income	5,290	2,332	33,460	—	—
Accumulated net realized gain (loss) on investments	(3,278,286)	(2,222,482)	(2,611,019)	2,275,343	7,966
Net unrealized appreciation (depreciation) on investments	31,116,324	22,612,129	27,831,761	2,824,937	(11,055)

NET ASSETS	$305,077,178	$202,648,607	$197,376,350	$53,824,108	$6,768,935

CAPITAL SHARES:
Net Assets	$305,077,178	$202,648,607	$197,376,350	$53,824,108	$6,768,935
Shares Outstanding	27,652,427	18,437,266	17,687,698	4,488,497	660,220
Net Asset Value offering and redemption price per share (net assets divided by shares outstanding)	$11.03	$10.99	$11.16	$11.99	$10.25
Cost of investments	$274,018,810	$180,087,106	$169,596,819	$51,039,279	$6,808,256

(a)	Investment in other Vantagepoint Funds (Note 1).
(b)	Contractual fee waiver (Note 4).

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Operations

For the Year Ended December 31, 2012

	Low Duration Bond	Inflation Protected Securities	Equity Income
INVESTMENT INCOME:
Dividends	$42,461	$58,329	$47,644,912
Interest	12,347,750	13,028,385	—
Security lending income	22,326	10,274	518,197
Foreign taxes withheld on dividends	(5,512)	—	(177,593)

Total investment income	12,407,025	13,096,988	47,985,516

EXPENSES:
Advisory (Note 4)	569,510	648,070	1,952,106
Subadviser	791,628	959,155	6,786,410
Fund services	1,993,326	2,268,294	6,832,513
Custodian	41,292	12,823	36,782
Administration	18,000	18,000	18,000
Fund accounting	22,500	22,500	57,800
Legal	41,252	43,555	135,402
Audit	26,483	26,483	26,483
Directors	10,075	11,468	34,620
State license fees and memberships	26,479	19,253	39,503
Other expenses	27,781	37,849	102,131

Total expenses	3,568,326	4,067,450	16,021,750
Less waivers (Note 4)	—	—	(76,853)

Net Expenses	3,568,326	4,067,450	15,944,897

NET INVESTMENT INCOME	8,838,699	9,029,538	32,040,619

NET REALIZED AND UNREALIZED GAIN (Note 2):
Net realized gain (loss) on:
Investments	2,287,100	17,429,251	75,277,823
Forward contracts and foreign currency transactions	292,608	—	43
Futures contracts	(213,628)	(33,317)	—
Written options	—	784,532	—
Swap agreements	—	181,644	—

Net realized gain	2,366,080	18,362,110	75,277,866

Net change in unrealized appreciation (depreciation) on:
Investments	10,907,742	14,992,509	150,841,526
Forward contracts and foreign currency transactions	(135,012)	3,163	2,116
Futures contracts	67,064	520,838	—
Written options	—	(300,699)	—
Swap agreements	—	(204,326)	—

Net change in unrealized appreciation	10,839,794	15,011,485	150,843,642

NET GAIN	13,205,874	33,373,595	226,121,508

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,044,573	$42,403,133	$258,162,127

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Operations

For the Year Ended December 31, 2012

	Growth & Income	Growth	Select Value	Aggressive Opportunities
INVESTMENT INCOME:
Dividends	$26,333,580	$25,324,837	$9,248,349	$14,271,164
Interest	—	—	323	—
Security lending income	197,054	116,091	169,809	882,544
Foreign taxes withheld on dividends	(56,301)	(113,950)	—	(96,424)

Total investment income	26,474,333	25,326,978	9,418,481	15,057,284

EXPENSES:
Advisory (Note 4)	1,260,090	1,877,011	346,418	997,023
Subadviser	3,894,263	5,730,862	1,718,259	4,066,488
Fund services	4,410,407	6,569,678	1,212,490	3,489,653
Custodian	28,855	17,195	16,749	34,019
Administration	18,000	18,000	18,000	18,000
Fund accounting	38,570	60,530	22,500	34,170
Legal	88,961	133,846	25,909	150,250
Audit	26,483	26,474	26,483	29,783
Directors	22,366	33,627	6,145	17,971
State license fees and memberships	29,760	36,581	31,190	38,218
Other expenses	58,982	98,025	15,877	53,973

Total expenses	9,876,737	14,601,829	3,440,020	8,929,548
Less waivers (Note 4)	(46,578)	(17,264)	—	—

Net Expenses	9,830,159	14,584,565	3,440,020	8,929,548

NET INVESTMENT INCOME	16,644,174	10,742,413	5,978,461	6,127,736

NET REALIZED AND UNREALIZED GAIN (Note 2):
Net realized gain (loss) on:
Investments	49,269,280	155,001,081	20,360,183	78,793,922
Forward contracts and foreign currency transactions	823	—	1,428	(3,419)

Net realized gain	49,270,103	155,001,081	20,361,611	78,790,503

Net change in unrealized appreciation (depreciation) on:
Investments	124,759,002	88,427,325	26,243,397	58,961,089
Forward contracts and foreign currency transactions	(420)	—	—	931

Net change in unrealized appreciation	124,758,582	88,427,325	26,243,397	58,962,020

NET GAIN	174,028,685	243,428,406	46,605,008	137,752,523

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$190,672,859	$254,170,819	$52,583,469	$143,880,259

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Operations

For the Year Ended December 31, 2012

	Discovery	International	Diversifying Strategies(1)
INVESTMENT INCOME:
Dividends	$2,482,023	$42,738,668	$1,318,828
Interest	1,690,426	2,410	16,565,726
Security lending income	415,845	1,337,272	—
Foreign taxes withheld on dividends	(14,582)	(3,099,236)	(64,400)

Total investment income	4,573,712	40,979,114	17,820,154

EXPENSES:
Advisory (Note 4)	205,920	1,243,155	926,737
Subadviser	895,764	5,942,365	3,700,846
Fund services	720,736	4,351,133	3,243,647
Custodian	41,239	317,906	120,101
Administration	18,000	18,000	18,000
Fund accounting	22,500	41,408	36,934
Legal	15,827	87,842	66,967
Audit	26,483	28,708	26,483
Directors	3,680	22,008	16,399
State license fees and memberships	35,600	28,781	10,740
Registration	—	—	—
Other expenses	10,145	78,766	46,010

Total expenses	1,995,894	12,160,072	8,212,864
Less waivers (Note 4)	—	—	(809,380)

Net Expenses	1,995,894	12,160,072	7,403,484

NET INVESTMENT INCOME	2,577,818	28,819,042	10,416,670

NET REALIZED AND UNREALIZED GAIN (Note 2):
Net realized gain (loss) on:
Investments	3,310,333	18,470,329	3,909,695
Forward contracts and foreign currency transactions	14,741	22,675	107,829
Futures contracts	18,007,994	—	(1,075,022)
Written options	—	—	(1,662,704)
Purchased options on Euro-Bund futures contracts	—	—	5,255,167

Net realized gain	21,333,068	18,493,004	6,534,965

Net change in unrealized appreciation (depreciation) on:
Investments	8,354,622	166,106,831 (a)	20,472,556
Forward contracts and foreign currency transactions	(34,327)	(988,020)	(4,363,730)
Futures contracts	(2,209,363)	—	(289,803)
Written options	—	—	304,863
Purchased options on Euro-Bund futures contracts	—	—	(2,389,844)

Net change in unrealized appreciation	6,110,932	165,118,811	13,734,042

NET GAIN	27,444,000	183,611,815	20,269,007

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$30,021,818	$212,430,857	$30,685,677

(1)	Formerly Diversified Assets Fund.
(a)	Net of decrease in deferred foreign tax of $70,431.

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Operations

For the Year Ended December 31, 2012

	Core Bond Index	500 Stock Index	Broad Market Index	Mid/Small Company Index	Overseas Equity Index
INVESTMENT INCOME:
Dividends	$66,974	$10,083,573	$12,250,229	$9,722,651	$7,427,015
Interest	33,786,134	329	327	285	1,074
Security lending income	30,741	49,016	238,451	926,173	227,448
Foreign taxes withheld on dividends	(587)	(6,234)	(1,649)	(7,805)	(474,970)

Total investment income	33,883,262	10,126,684	12,487,358	10,641,304	7,180,567

EXPENSES:
Advisory (Note 4)	607,553	218,962	270,293	231,451	103,773
Subadviser	246,498	85,689	124,310	137,577	144,527
Fund services Class I	2,636,468	314,358	375,043	827,859	151,120
Fund services Class II	336,305	333,141	415,575	186,955	157,174
Custodian	167,717	20,396	38,103	37,142	91,615
Administration	18,000	18,000	18,000	18,000	18,000
Fund accounting	36,440	22,500	22,500	22,500	22,500
Legal	82,055	30,690	40,396	33,017	15,047
Audit	26,483	26,483	26,483	26,483	28,708
Directors	21,580	7,753	9,611	8,146	3,609
State license fees and memberships	42,455	81,602	46,874	40,415	54,357
Other expenses	59,095	21,212	27,712	27,563	40,279

Total expenses	4,280,649	1,180,786	1,414,900	1,597,108	830,709

NET INVESTMENT INCOME	29,602,613	8,945,898	11,072,458	9,044,196	6,349,858

NET REALIZED AND UNREALIZED GAIN (Note 2):
Net realized gain (loss) on:
Investments	13,542,146	6,248,924	7,955,636	19,211,018	(465,175)
Forward contracts and foreign currency transactions	—	—	—	—	(128,114)
Futures contracts	—	1,467,272	1,438,387	872,956	632,844

Net realized gain	13,542,146	7,716,196	9,394,023	20,083,974	39,555

Net change in unrealized appreciation (depreciation) on:
Investments	3,036,355	44,886,041	57,626,085	45,038,516	29,432,233
Forward contracts and foreign currency transactions	—	—	—	—	10,154
Futures contracts	—	(38,885)	(33,926)	(8,291)	(40,333)

Net change in unrealized appreciation	3,036,355	44,847,156	57,592,159	45,030,225	29,402,054

NET GAIN	16,578,501	52,563,352	66,986,182	65,114,199	29,441,609

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$46,181,114	$61,509,250	$78,058,640	$74,158,395	$35,791,467

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Operations

For the Year Ended December 31, 2012

	Model Portfolio Funds
	Savings Oriented	Conservative Growth	Traditional Growth	Long-Term Growth	All-Equity Growth
INVESTMENT INCOME:
Dividend income from affiliated mutual funds(a)	$5,540,143	$10,595,271	$25,855,063	$32,291,409	$10,500,894

Total investment income	5,540,143	10,595,271	25,855,063	32,291,409	10,500,894

EXPENSES:
Advisory (Note 4)	305,104	584,154	1,317,895	1,621,253	680,491
Custodian	2,196	2,196	2,196	2,196	2,196
Administration	14,998	14,998	14,999	14,999	14,999
Fund accounting	12,499	17,934	43,890	51,490	19,760
Legal	23,479	43,820	95,126	114,326	53,576
Audit	20,062	20,062	20,063	20,062	20,062
Directors	5,395	10,540	25,938	32,691	12,541
State license fees and memberships	26,787	27,012	38,338	44,497	29,029
Other expenses	10,273	27,180	64,949	89,382	33,463

Total expenses	420,793	747,896	1,623,394	1,990,896	866,117

NET INVESTMENT INCOME	5,119,350	9,847,375	24,231,669	30,300,513	9,634,777

NET REALIZED AND UNREALIZED GAIN (Note 2):
Net realized gain (loss) on investments	2,540,518	(1,153,364)	4,560,442	15,213,189	(8,108,269)
Realized gain distributions from affiliated mutual funds	3,307,858	6,504,089	18,133,410	25,732,355	12,768,709
Net change in unrealized appreciation (depreciation) on investments	10,053,188	34,557,925	105,912,759	149,978,316	86,562,999

NET GAIN	15,901,564	39,908,650	128,606,611	190,923,860	91,223,439

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,020,914	$49,756,025	$152,838,280	$221,224,373	$100,858,216

(a)	Received from other Vantagepoint Funds (Note 1).

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Operations

For the Year Ended December 31, 2012

	Milestone Funds
	Milestone Retirement Income	Milestone 2010	Milestone 2015	Milestone 2020	Milestone 2025
INVESTMENT INCOME:
Dividend income from affiliated mutual funds(a)	$4,150,813	$4,003,449	$7,510,034	$8,478,040	$6,952,220

Total investment income	4,150,813	4,003,449	7,510,034	8,478,040	6,952,220

EXPENSES:
Advisory (Note 4)	229,874	232,617	414,471	437,304	349,457
Custodian	366	366	366	366	366
Administration	14,999	14,999	14,999	14,999	14,999
Fund accounting	12,499	12,499	12,499	12,499	12,499
Legal	16,912	17,254	29,799	30,073	23,551
Audit	20,062	20,062	20,062	20,062	20,062
Directors	4,073	4,144	7,324	7,681	6,109
State license fees and memberships	19,567	20,355	23,530	22,836	25,039
Other expenses	12,512	12,752	23,722	27,151	21,715

Total expenses	330,864	335,048	546,772	572,971	473,797

NET INVESTMENT INCOME	3,819,949	3,668,401	6,963,262	7,905,069	6,478,423

NET REALIZED AND UNREALIZED GAIN (Note 2):
Net realized gain (loss) on investments	2,189,378	3,528,149	1,367,253	(1,527,466)	(2,307,765)
Realized gain distributions from affiliated mutual funds	2,481,420	3,013,637	5,673,370	5,832,807	4,939,466
Net change in unrealized appreciation (depreciation) on investments	7,308,088	10,575,970	26,079,472	32,885,504	29,869,079

NET GAIN	11,978,886	17,117,756	33,120,095	37,190,845	32,500,780

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,798,835	$20,786,157	$40,083,357	$45,095,914	$38,979,203

(a)	Received from other Vantagepoint Funds (Note 1).

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Operations

For the Year Ended December 31, 2012

	Milestone Funds
	Milestone 2030	Milestone 2035	Milestone 2040	Milestone 2045	Milestone 2050
INVESTMENT INCOME:
Dividend income from affiliated mutual funds(a)	$5,382,238	$3,479,635	$3,380,801	$998,137	$10,272

Total investment income	5,382,238	3,479,635	3,380,801	998,137	10,272

EXPENSES:
Advisory (Note 4)	275,438	179,597	175,283	45,969	287
Custodian	366	366	366	706	—
Administration	14,999	14,999	14,999	15,043	692
Fund accounting	12,499	12,499	12,499	12,513	560
Legal	18,513	11,895	11,553	2,562	3,000
Audit	20,062	20,062	20,062	20,062	18,525
Directors	4,787	3,108	3,037	750	100
State license fees and memberships	25,649	23,267	23,607	14,178	2,500
Other expenses	16,970	11,184	10,582	5,015	3,215

Total expenses	389,283	276,977	271,988	116,798	28,879
Less reimbursements/waivers (Note 4)	—	—	—	—	(27,847)

Net Expenses	389,283	276,977	271,988	116,798	1,032

NET INVESTMENT INCOME	4,992,955	3,202,658	3,108,813	881,339	9,240

NET REALIZED AND UNREALIZED GAIN (LOSS) (Note 2):
Net realized gain (loss) on investments	(1,824,659)	(1,151,549)	1,457,846	1,499,090	14
Realized gain distributions from affiliated mutual funds	4,384,373	3,263,423	3,425,503	1,041,865	9,371
Net change in unrealized appreciation (depreciation) on investments	25,744,393	18,030,907	16,035,152	2,733,334	(11,055)

NET GAIN (LOSS)	28,304,107	20,142,781	20,918,501	5,274,289	(1,670)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$33,297,062	$23,345,439	$24,027,314	$6,155,628	$7,570

(a)	Received from other Vantagepoint Funds (Note 1).

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Low Duration Bond		Inflation Protected Securities
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Increase (decrease) in net assets resulting from operations:
Net investment income	$8,838,699	$10,499,622	$9,029,538	$15,343,970
Net realized gain	2,366,080	1,923,500	18,362,110	14,907,371
Net change in unrealized appreciation (depreciation)	10,839,794	(6,161,968)	15,011,485	26,946,823

Net increase in net assets resulting from operations	22,044,573	6,261,154	42,403,133	57,198,164

Distributions to shareholders from:
Net investment income	(9,195,945)	(10,532,013)	(9,370,228)	(16,239,280)
Net realized gain	—	—	(23,995,221)	(9,659,966)

Total distributions	(9,195,945)	(10,532,013)	(33,365,449)	(25,899,246)

Capital share transactions:
Proceeds from sale of shares	74,689,158	89,913,269	113,074,031	143,708,312
Reinvestment of distributions	9,195,945	10,532,013	33,365,449	25,899,246
Value of shares redeemed	(28,934,930)	(109,420,716)	(70,332,779)	(108,716,628)

Net increase (decrease) from capital share transactions	54,950,173	(8,975,434)	76,106,701	60,890,930

Total increase (decrease) in net assets	67,798,801	(13,246,293)	85,144,385	92,189,848

NET ASSETS at beginning of year	524,462,877	537,709,170	584,191,493	492,001,645

NET ASSETS at end of year	$592,261,678	$524,462,877	$669,335,878	$584,191,493

Accumulated net investment income (loss) included in net assets at end of year	$(125,031)	$54,940	$—	$—

SHARE TRANSACTIONS:
Number of shares sold	7,394,386	8,967,929	9,419,976	12,432,838
Number of shares issued through reinvestment of dividends and distributions	908,506	1,050,169	2,793,474	2,259,024
Number of shares redeemed	(2,857,768)	(10,914,618)	(5,809,873)	(9,446,370)

Net increase (decrease) in shares outstanding	5,445,124	(896,520)	6,403,577	5,245,492

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Equity Income		Growth & Income
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Increase (decrease) in net assets resulting from operations:
Net investment income	$32,040,619	$24,675,340	$16,644,174	$13,473,037
Net realized gain	75,277,866	82,074,328	49,270,103	93,645,116
Net change in unrealized appreciation (depreciation)	150,843,642	(102,160,417)	124,758,582	(112,363,378)

Net increase (decrease) in net assets resulting from operations	258,162,127	4,589,251	190,672,859	(5,245,225)

Distributions to shareholders from:
Net investment income	(34,190,956)	(46,144,465)	(21,868,329)	(13,366,132)
Net realized gain	(61,060,518)	(30,409,530)	(19,147,346)	—

Total distributions	(95,251,474)	(76,553,995)	(41,015,675)	(13,366,132)

Capital share transactions:
Proceeds from sale of shares	102,361,335	165,692,872	67,838,551	111,888,165
Reinvestment of distributions	95,250,056	76,552,827	41,014,805	13,365,853
Value of shares redeemed	(157,774,830)	(220,228,833)	(115,488,486)	(172,282,535)

Net increase (decrease) from capital share transactions	39,836,561	22,016,866	(6,635,130)	(47,028,517)

Total increase (decrease) in net assets	202,747,214	(49,947,878)	143,022,054	(65,639,874)

NET ASSETS at beginning of year	1,817,557,290	1,867,505,168	1,162,482,048	1,228,121,922

NET ASSETS at end of year	$2,020,304,504	$1,817,557,290	$1,305,504,102	$1,162,482,048

Accumulated net investment income included in net assets at end of year	$345,542	$434,949	$299,354	$3,483,488

SHARE TRANSACTIONS:
Number of shares sold	11,427,458	19,316,926	6,455,591	11,824,262
Number of shares issued through reinvestment of dividends and distributions	10,654,369	9,509,668	3,876,635	1,451,233
Number of shares redeemed	(17,564,208)	(25,142,453)	(10,937,516)	(17,795,739)

Net increase (decrease) in shares outstanding	4,517,619	3,684,141	(605,290)	(4,520,244)

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Growth		Select Value
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Increase (decrease) in net assets resulting from operations:
Net investment income	$10,742,413	$9,121,734	$5,978,461	$3,184,309
Net realized gain	155,001,081	109,646,065	20,361,611	34,844,389
Net change in unrealized appreciation (depreciation)	88,427,325	(194,568,063)	26,243,397	(36,822,309)

Net increase (decrease) in net assets resulting from operations	254,170,819	(75,800,264)	52,583,469	1,206,389

Distributions to shareholders from:
Net investment income	(11,011,407)	(9,226,338)	(5,605,375)	(2,974,231)
Net realized gain	—	—	(6,532,872)	—

Total distributions	(11,011,407)	(9,226,338)	(12,138,247)	(2,974,231)

Capital share transactions:
Proceeds from sale of shares	63,823,414	88,778,128	23,846,471	40,187,068
Reinvestment of distributions	11,011,407	9,226,338	12,138,247	2,974,231
Value of shares redeemed	(188,140,810)	(233,709,687)	(40,858,911)	(59,710,708)

Net decrease from capital share transactions	(113,305,989)	(135,705,221)	(4,874,193)	(16,549,409)

Total increase (decrease) in net assets	129,853,423	(220,731,823)	35,571,029	(18,317,251)

NET ASSETS at beginning of year	1,751,075,446	1,971,807,269	320,019,189	338,336,440

NET ASSETS at end of year	$1,880,928,869	$1,751,075,446	$355,590,218	$320,019,189

Accumulated net investment income included in net assets at end of year	$431,376	$488,273	$691,050	$396,382

SHARE TRANSACTIONS:
Number of shares sold	6,923,599	10,466,360	2,257,052	4,179,747
Number of shares issued through reinvestment of dividends and distributions	1,171,947	1,127,914	1,119,598	314,401
Number of shares redeemed	(20,167,715)	(26,864,686)	(3,780,155)	(5,991,582)

Net decrease in shares outstanding	(12,072,169)	(15,270,412)	(403,505)	(1,497,434)

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Aggressive Opportunities		Discovery
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Increase (decrease) in net assets resulting from operations:
Net investment income	$6,127,736	$2,263,482	$2,577,818	$2,143,311
Net realized gain	78,790,503	58,474,102	21,333,068	5,263,580
Net change in unrealized appreciation (depreciation)	58,962,020	(168,765,752)	6,110,932	(18,762,178)

Net increase (decrease) in net assets resulting from operations	143,880,259	(108,028,168)	30,021,818	(11,355,287)

Distributions to shareholders from:
Net investment income	(2,217,223)	(3,492,614)	(3,314,675)	(2,156,271)
Net realized gain	(43,171,399)	(78,909,119)	(9,858,896)	—

Total distributions	(45,388,622)	(82,401,733)	(13,173,571)	(2,156,271)

Capital share transactions:
Proceeds from sale of shares	28,827,592	59,715,009	18,557,402	34,078,276
Reinvestment of distributions	45,388,622	82,401,733	13,173,571	2,156,271
Value of shares redeemed	(136,249,782)	(141,985,872)	(29,578,107)	(41,621,265)

Net increase (decrease) from capital share transactions	(62,033,568)	130,870	2,152,866	(5,386,718)

Total increase (decrease) in net assets	36,458,069	(190,299,031)	19,001,113	(18,898,276)

NET ASSETS at beginning of year	957,270,759	1,147,569,790	193,871,682	212,769,958

NET ASSETS at end of year	$993,728,828	$957,270,759	$212,872,795	$193,871,682

Accumulated net investment income (loss) included in net assets at end of year	$5,422,729	$3,845,757	$(639,208)	$(1,388)

SHARE TRANSACTIONS:
Number of shares sold	2,843,708	5,873,382	1,934,581	3,935,791
Number of shares issued through reinvestment of dividends and distributions	4,504,812	9,145,586	1,413,473	253,195
Number of shares redeemed	(13,311,635)	(12,840,586)	(3,073,906)	(4,583,506)

Net increase (decrease) in shares outstanding	(5,963,115)	2,178,382	274,148	(394,520)

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	International		Diversifying Strategies(1)
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Increase (decrease) in net assets resulting from operations:
Net investment income	$28,819,042	$27,035,117	$10,416,670	$8,754,124
Net realized gain	18,493,004	14,141,235	6,534,965	3,129,880
Net change in unrealized appreciation (depreciation)	165,118,811	(137,855,829)	13,734,042	(12,531,370)

Net increase (decrease) in net assets resulting from operations	212,430,857	(96,679,477)	30,685,677	(647,366)

Distributions to shareholders from:
Net investment income	(31,260,095)	(28,267,374)	(16,028,376)	(2,003,574)
Net realized gain	—	—	(2,847,974)	(11,262,657)

Total distributions	(31,260,095)	(28,267,374)	(18,876,350)	(13,266,231)

Capital share transactions:
Proceeds from sale of shares	89,461,948	180,804,130	105,861,883	125,684,627
Reinvestment of distributions	31,260,095	28,267,374	18,876,350	13,266,231
Value of shares redeemed	(136,346,319)	(162,924,179)	(21,550,584)	(145,851,609)

Net increase (decrease) from capital share transactions	(15,624,276)	46,147,325	103,187,649	(6,900,751)

Total increase (decrease) in net assets	165,546,486	(78,799,526)	114,996,976	(20,814,348)

NET ASSETS at beginning of year	1,139,963,659	1,218,763,185	849,776,766	870,591,114

NET ASSETS at end of year	$1,305,510,145	$1,139,963,659	$964,773,742	$849,776,766

Accumulated net investment income (loss) included in net assets at end of year	$13,387,816	$13,859,239	$(2,889,496)	$(5,792,855)

SHARE TRANSACTIONS:
Number of shares sold	10,120,707	20,269,574	10,340,064	12,311,251
Number of shares issued through reinvestment of dividends and distributions	3,294,004	3,494,113	1,856,104	1,334,631
Number of shares redeemed	(14,870,811)	(17,194,310)	(2,113,189)	(14,437,106)

Net increase (decrease) in shares outstanding	(1,456,100)	6,569,377	10,082,979	(791,224)

(1)	Formerly Diversified Assets Fund.

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Core Bond Index		500 Stock Index
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Increase (decrease) in net assets resulting from operations:
Net investment income	$29,602,613	$33,963,511	$8,945,898	$6,950,518
Net realized gain	13,542,146	13,157,942	7,716,196	5,847,733
Net change in unrealized appreciation (depreciation)	3,036,355	34,307,648	44,847,156	(4,958,307)

Net increase in net assets resulting from operations	46,181,114	81,429,101	61,509,250	7,839,944

Distributions to shareholders from:
Net investment income—Class I	(27,044,821)	(29,321,806)	(1,890,180)	(1,457,030)
Net investment income—Class II	(10,930,787)	(10,828,719)	(6,894,722)	(5,368,593)

Total distributions	(37,975,608)	(40,150,525)	(8,784,902)	(6,825,623)

Capital share transactions:
Proceeds from sale of shares—Class I	125,028,027	154,830,581	14,459,474	15,004,449
Proceeds from sale of shares—Class II	47,202,200	55,189,411	47,596,437	42,704,327
Reinvestment of distributions—Class I	27,044,821	29,321,806	1,889,425	1,456,429
Reinvestment of distributions—Class II	10,930,787	10,828,719	6,894,722	5,368,593
Value of shares redeemed—Class I	(65,957,493)	(226,620,000)	(11,998,451)	(25,473,968)
Value of shares redeemed—Class II	(43,568,322)	(37,910,366)	(39,854,238)	(42,890,111)

Net increase (decrease) from capital share transactions	100,680,020	(14,359,849)	18,987,369	(3,830,281)

Total increase (decrease) in net assets	108,885,526	26,918,727	71,711,717	(2,815,960)

NET ASSETS at beginning of year	1,134,240,078	1,107,321,351	381,269,455	384,085,415

NET ASSETS at end of year	$1,243,125,604	$1,134,240,078	$452,981,172	$381,269,455

Accumulated net investment income (loss) included in net assets at end of year	$(15,245)	$9,575	$363,007	$234,960

SHARE TRANSACTIONS:
Number of shares sold—Class I	11,916,165	15,075,414	1,313,072	1,487,565
Number of shares issued through reinvestment of dividends and distributions—Class I	2,564,393	2,857,923	166,488	150,925
Number of shares redeemed—Class I	(6,249,159)	(21,873,215)	(1,091,486)	(2,498,225)

Net increase (decrease) in shares outstanding—Class I	8,231,399	(3,939,878)	388,074	(859,735)

Number of shares sold—Class II	4,455,403	5,322,939	4,624,818	4,508,609
Number of shares issued through reinvestment of dividends and distributions—Class II	1,030,560	1,048,508	645,041	589,955
Number of shares redeemed—Class II	(4,102,957)	(3,690,535)	(3,785,518)	(4,489,530)

Net increase in shares outstanding—Class II	1,383,006	2,680,912	1,484,341	609,034

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Broad Market Index		Mid/Small Company Index
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Increase (decrease) in net assets resulting from operations:
Net investment income	$11,072,458	$8,873,123	$9,044,196	$4,955,959
Net realized gain	9,394,023	17,247,356	20,083,974	16,825,014
Net change in unrealized appreciation (depreciation)	57,592,159	(19,101,547)	45,030,225	(36,445,534)

Net increase (decrease) in net assets resulting from operations	78,058,640	7,018,932	74,158,395	(14,664,561)

Distributions to shareholders from:
Net investment income—Class I	(2,166,992)	(1,639,619)	(4,730,696)	(2,428,025)
Net investment income—Class II	(8,699,581)	(6,889,586)	(3,711,943)	(2,001,727)
Net realized gain—Class I	(1,045,053)	—	(10,544,555)	(10,097,260)
Net realized gain—Class II	(3,740,641)	—	(7,396,025)	(6,898,716)

Total distributions	(15,652,267)	(8,529,205)	(26,383,219)	(21,425,728)

Capital share transactions:
Proceeds from sale of shares—Class I	12,310,831	11,415,454	43,397,455	61,546,128
Proceeds from sale of shares—Class II	28,629,139	36,872,748	31,228,368	37,937,915
Reinvestment of distributions—Class I	3,212,045	1,639,619	15,274,349	12,524,481
Reinvestment of distributions—Class II	12,440,222	6,889,586	11,107,968	8,900,443
Value of shares redeemed—Class I	(17,799,369)	(30,043,681)	(37,977,127)	(49,925,329)
Value of shares redeemed—Class II	(50,603,222)	(59,260,258)	(27,094,717)	(31,424,662)

Net increase (decrease) from capital share transactions	(11,810,354)	(32,486,532)	35,936,296	39,558,976

Total increase (decrease) in net assets	50,596,019	(33,996,805)	83,711,472	3,468,687

NET ASSETS at beginning of year	503,705,455	537,702,260	408,441,426	404,972,739

NET ASSETS at end of year	$554,301,474	$503,705,455	$492,152,898	$408,441,426

Accumulated net investment income included in net assets at end of year	$6,132,598	$6,064,305	$1,449,095	$1,125,658

SHARE TRANSACTIONS:
Number of shares sold—Class I	1,026,718	1,031,697	2,815,097	4,144,118
Number of shares issued through reinvestment of dividends and distributions—Class I	261,994	155,857	996,796	918,217
Number of shares redeemed—Class I	(1,487,554)	(2,681,236)	(2,503,348)	(3,234,606)

Net increase (decrease) in shares outstanding—Class I	(198,842)	(1,493,682)	1,308,545	1,827,729

Number of shares sold—Class II	2,519,512	3,538,800	2,137,836	2,563,731
Number of shares issued through reinvestment of dividends and distributions—Class II	1,082,700	697,326	768,552	689,957
Number of shares redeemed—Class II	(4,495,362)	(5,602,099)	(1,841,487)	(2,173,431)

Net increase (decrease) in shares outstanding—Class II	(893,150)	(1,365,973)	1,064,901	1,080,257

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Overseas Equity Index
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Increase (decrease) in net assets resulting from operations:
Net investment income	$6,349,858	$6,090,265
Net realized gain (loss)	39,555	(1,471,292)
Net change in unrealized appreciation (depreciation)	29,402,054	(29,322,421)

Net increase (decrease) in net assets resulting from operations	35,791,467	(24,703,448)

Distributions to shareholders from:
Net investment income—Class I	(1,426,695)	(1,300,170)
Net investment income—Class II	(5,187,054)	(4,495,031)

Total distributions	(6,613,749)	(5,795,201)

Capital share transactions:
Proceeds from sale of shares—Class I	7,660,129	5,355,854
Proceeds from sale of shares—Class II	31,420,598	20,846,747
Reinvestment of distributions—Class I	1,426,695	1,300,170
Reinvestment of distributions—Class II	5,187,054	4,495,031
Value of shares redeemed—Class I	(5,761,884)	(11,561,711)
Value of shares redeemed—Class II	(18,205,185)	(19,010,679)

Net increase from capital share transactions	21,727,407	1,425,412

Total increase (decrease) in net assets	50,905,125	(29,073,237)

NET ASSETS at beginning of year	177,783,979	206,857,216

NET ASSETS at end of year	$228,689,104	$177,783,979

Accumulated net investment loss included in net assets at end of year	$(795,485)	$(465,915)

SHARE TRANSACTIONS:
Number of shares sold—Class I	778,774	497,952
Number of shares issued through reinvestment of dividends and distributions—Class I	135,104	145,923
Number of shares redeemed—Class I	(585,466)	(1,083,214)

Net increase (decrease) in shares outstanding—Class I	328,412	(439,339)

Number of shares sold—Class II	3,426,664	2,110,621
Number of shares issued through reinvestment of dividends and distributions—Class II	525,537	538,972
Number of shares redeemed—Class II	(1,911,367)	(1,885,576)

Net increase in shares outstanding—Class II	2,040,834	764,017

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Model Portfolio Funds
	Savings Oriented		Conservative Growth
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Increase (decrease) in net assets resulting from operations:
Net investment income	$5,119,350	$5,652,643	$9,847,375	$9,592,040
Net realized gain (loss)	5,848,376	(476,785)	5,350,725	5,653,335
Net change in unrealized appreciation (depreciation)	10,053,188	1,450,544	34,557,925	(8,573,402)

Net increase in net assets resulting from operations	21,020,914	6,626,402	49,756,025	6,671,973

Distributions to shareholders from:
Net investment income	(5,582,056)	(5,656,447)	(11,072,837)	(9,593,725)
Net realized gain	(2,475,075)	(125,894)	(4,460,716)	(426,959)

Total distributions	(8,057,131)	(5,782,341)	(15,533,553)	(10,020,684)

Capital share transactions:
Proceeds from sale of shares	32,964,653	34,730,309	49,678,988	40,299,829
Reinvestment of distributions	8,057,131	5,781,314	15,527,586	10,020,684
Value of shares redeemed	(26,585,835)	(91,421,580)	(47,781,283)	(77,719,720)

Net increase (decrease) from capital share transactions	14,435,949	(50,909,957)	17,425,291	(27,399,207)

Total increase (decrease) in net assets	27,399,732	(50,065,896)	51,647,763	(30,747,918)

NET ASSETS at beginning of year	288,467,007	338,532,903	556,163,943	586,911,861

NET ASSETS at end of year	$315,866,739	$288,467,007	$607,811,706	$556,163,943

Accumulated net investment income included in net assets at end of year	$1,226	$357,959	$22,760	$953,889

SHARE TRANSACTIONS:
Number of shares sold	1,292,104	1,400,880	2,012,063	1,682,331
Number of shares issued through reinvestment of dividends and distributions	316,090	236,939	623,848	427,139
Number of shares redeemed	(1,039,843)	(3,733,716)	(1,922,911)	(3,250,086)

Net increase (decrease) in shares outstanding	568,351	(2,095,897)	713,000	(1,140,616)

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Model Portfolio Funds
	Traditional Growth		Long-Term Growth
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Increase (decrease) in net assets resulting from operations:
Net investment income	$24,231,669	$21,923,334	$30,300,513	$25,627,207
Net realized gain	22,693,852	41,372,040	40,945,544	47,640,696
Net change in unrealized appreciation (depreciation)	105,912,759	(70,336,673)	149,978,316	(108,133,801)

Net increase (decrease) in net assets resulting from operations	152,838,280	(7,041,299)	221,224,373	(34,865,898)

Distributions to shareholders from:
Net investment income	(24,263,241)	(28,313,249)	(30,205,709)	(30,098,534)
Net realized gain	(18,255,201)	(4,292,155)	(31,564,539)	(24,301,340)

Total distributions	(42,518,442)	(32,605,404)	(61,770,248)	(54,399,874)

Capital share transactions:
Proceeds from sale of shares	73,465,717	73,296,341	78,109,011	86,481,553
Reinvestment of distributions	42,512,679	32,600,948	61,770,248	54,399,874
Value of shares redeemed	(98,727,759)	(195,900,060)	(114,749,215)	(187,817,488)

Net increase (decrease) from capital share transactions	17,250,637	(90,002,771)	25,130,044	(46,936,061)

Total increase (decrease) in net assets	127,570,475	(129,649,474)	184,584,169	(136,201,833)

NET ASSETS at beginning of year	1,366,107,763	1,495,757,237	1,712,228,114	1,848,429,947

NET ASSETS at end of year	$1,493,678,238	$1,366,107,763	$1,896,812,283	$1,712,228,114

Accumulated net investment income included in net assets at end of year	$230,327	$269,550	$288,674	$328,469

SHARE TRANSACTIONS:
Number of shares sold	3,201,885	3,284,198	3,580,777	4,030,628
Number of shares issued through reinvestment of dividends and distributions	1,828,502	1,514,914	2,782,443	2,677,159
Number of shares redeemed	(4,267,774)	(8,786,410)	(5,211,374)	(8,747,060)

Net increase (decrease) in shares outstanding	762,613	(3,987,298)	1,151,846	(2,039,273)

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Model Portfolio
	All-Equity Growth
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Increase (decrease) in net assets resulting from operations:
Net investment income	$9,634,777	$8,651,245
Net realized gain	4,660,440	4,668,318
Net change in unrealized appreciation (depreciation)	86,562,999	(41,317,903)

Net increase (decrease) in net assets resulting from operations	100,858,216	(27,998,340)

Distributions to shareholders from:
Net investment income	(6,229,845)	(8,642,925)
Net realized gain	(4,893,466)	(979,356)

Total distributions	(11,123,311)	(9,622,281)

Capital share transactions:
Proceeds from sale of shares	48,246,562	55,069,364
Reinvestment of distributions	11,123,311	9,622,281
Value of shares redeemed	(89,600,456)	(92,335,125)

Net decrease from capital share transactions	(30,230,583)	(27,643,480)

Total increase (decrease) in net assets	59,504,322	(65,264,101)

NET ASSETS at beginning of year	649,825,509	715,089,610

NET ASSETS at end of year	$709,329,831	$649,825,509

Accumulated net investment income included in net assets at end of year	$4,295,110	$1,284,933

SHARE TRANSACTIONS:
Number of shares sold	2,358,603	2,782,327
Number of shares issued through reinvestment of dividends and distributions	521,242	514,836
Number of shares redeemed	(4,404,229)	(4,635,666)

Net decrease in shares outstanding	(1,524,384)	(1,338,503)

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Milestone Funds
	Milestone Retirement Income		Milestone 2010
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Increase (decrease) in net assets resulting from operations:
Net investment income	$3,819,949	$3,973,613	$3,668,401	$3,935,474
Net realized gain	4,670,798	7,277,501	6,541,786	7,787,624
Net change in unrealized appreciation (depreciation)	7,308,088	(6,109,472)	10,575,970	(8,706,661)

Net increase in net assets resulting from operations	15,798,835	5,141,642	20,786,157	3,016,437

Distributions to shareholders from:
Net investment income	(3,808,078)	(3,975,718)	(3,657,537)	(4,335,853)
Net realized gain	(3,414,215)	(4,250,737)	(5,079,056)	(1,755,343)

Total distributions	(7,222,293)	(8,226,455)	(8,736,593)	(6,091,196)

Capital share transactions:
Proceeds from sale of shares	29,712,090	40,604,046	22,369,356	38,705,399
Reinvestment of distributions	7,222,293	8,226,455	8,736,593	6,091,196
Value of shares redeemed	(27,415,547)	(41,644,586)	(31,407,381)	(37,217,191)

Net increase (decrease) from capital share transactions	9,518,836	7,185,915	(301,432)	7,579,404

Total increase in net assets	18,095,378	4,101,102	11,748,132	4,504,645

NET ASSETS at beginning of year	220,062,548	215,961,446	222,274,661	217,770,016

NET ASSETS at end of year	$238,157,926	$220,062,548	$234,022,793	$222,274,661

Accumulated net investment income included in net assets at end of year	$—	$—	$—	$—

SHARE TRANSACTIONS:
Number of shares sold	2,792,687	3,856,537	2,097,640	3,692,226
Number of shares issued through reinvestment of dividends and distributions	682,636	808,100	820,338	603,089
Number of shares redeemed	(2,583,551)	(3,957,807)	(2,934,016)	(3,569,346)

Net increase (decrease) in shares outstanding	891,772	706,830	(16,038)	725,969

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Milestone Funds
	Milestone 2015		Milestone 2020
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Increase (decrease) in net assets resulting from operations:
Net investment income	$6,963,262	$6,547,527	$7,905,069	$6,430,619
Net realized gain (loss)	7,040,623	239,834	4,305,341	(1,478,769)
Net change in unrealized appreciation (depreciation)	26,079,472	(4,786,269)	32,885,504	(6,768,227)

Net increase (decrease) in net assets resulting from operations	40,083,357	2,001,092	45,095,914	(1,816,377)

Distributions to shareholders from:
Net investment income	(6,931,087)	(7,384,621)	(7,863,109)	(6,433,834)
Net realized gain	(5,906,820)	(2,229,389)	(4,527,980)	(1,523,980)

Total distributions	(12,837,907)	(9,614,010)	(12,391,089)	(7,957,814)

Capital share transactions:
Proceeds from sale of shares	48,957,538	66,950,595	69,703,195	79,151,031
Reinvestment of distributions	12,837,907	9,614,010	12,391,089	7,957,814
Value of shares redeemed	(36,258,178)	(50,239,931)	(30,461,850)	(35,040,309)

Net increase from capital share transactions	25,537,267	26,324,674	51,632,434	52,068,536

Total increase in net assets	52,782,717	18,711,756	84,337,259	42,294,345

NET ASSETS at beginning of year	381,855,460	363,143,704	386,326,987	344,032,642

NET ASSETS at end of year	$434,638,177	$381,855,460	$470,664,246	$386,326,987

Accumulated net investment income included in net assets at end of year	$—	$—	$1,887	$6,793

SHARE TRANSACTIONS:
Number of shares sold	4,538,870	6,323,761	6,464,854	7,514,993
Number of shares issued through reinvestment of dividends and distributions	1,181,040	946,261	1,132,641	787,902
Number of shares redeemed	(3,351,540)	(4,768,534)	(2,811,250)	(3,347,269)

Net increase in shares outstanding	2,368,370	2,501,488	4,786,245	4,955,626

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Milestone Funds
	Milestone 2025		Milestone 2030
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Increase (decrease) in net assets resulting from operations:
Net investment income	$6,478,423	$4,953,297	$4,992,955	$3,736,230
Net realized gain (loss)	2,631,701	(414,142)	2,559,714	(393,776)
Net change in unrealized appreciation (depreciation)	29,869,079	(7,766,396)	25,744,393	(7,385,447)

Net increase (decrease) in net assets resulting from operations	38,979,203	(3,227,241)	33,297,062	(4,042,993)

Distributions to shareholders from:
Net investment income	(6,440,201)	(4,955,325)	(4,958,210)	(3,737,605)
Net realized gain	(3,500,724)	(1,321,791)	(3,048,097)	(632,273)

Total distributions	(9,940,925)	(6,277,116)	(8,006,307)	(4,369,878)

Capital share transactions:
Proceeds from sale of shares	60,708,794	62,102,070	50,506,476	50,648,092
Reinvestment of distributions	9,940,925	6,277,116	8,006,307	4,369,878
Value of shares redeemed	(17,516,434)	(24,755,453)	(15,178,840)	(21,307,635)

Net increase from capital share transactions	53,133,285	43,623,733	43,333,943	33,710,335

Total increase in net assets	82,171,563	34,119,376	68,624,698	25,297,464

NET ASSETS at beginning of year	301,274,629	267,155,253	236,452,480	211,155,016

NET ASSETS at end of year	$383,446,192	$301,274,629	$305,077,178	$236,452,480

Accumulated net investment income included in net assets at end of year	$4,557	$8,340	$5,290	$8,932

SHARE TRANSACTIONS:
Number of shares sold	5,681,571	5,946,639	4,674,073	4,830,598
Number of shares issued through reinvestment of dividends and distributions	912,011	629,600	725,866	436,988
Number of shares redeemed	(1,633,111)	(2,382,418)	(1,398,751)	(2,028,739)

Net increase in shares outstanding	4,960,471	4,193,821	4,001,188	3,238,847

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Milestone Funds
	Milestone 2035		Milestone 2040
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Increase (decrease) in net assets resulting from operations:
Net investment income	$3,202,658	$2,313,903	$3,108,813	$2,345,169
Net realized gain (loss)	2,111,874	(614,579)	4,883,349	1,064,163
Net change in unrealized appreciation (depreciation)	18,030,907	(5,353,565)	16,035,152	(7,456,184)

Net increase (decrease) in net assets resulting from operations	23,345,439	(3,654,241)	24,027,314	(4,046,852)

Distributions to shareholders from:
Net investment income	(3,176,280)	(2,314,189)	(3,024,927)	(2,345,175)
Net realized gain	(2,144,702)	(522,524)	(642,204)	(145,839)

Total distributions	(5,320,982)	(2,836,713)	(3,667,131)	(2,491,014)

Capital share transactions:
Proceeds from sale of shares	38,485,630	37,042,100	36,970,041	36,820,049
Reinvestment of distributions	5,320,982	2,836,713	3,667,131	2,491,014
Value of shares redeemed	(9,654,080)	(16,036,919)	(9,653,377)	(19,047,271)

Net increase from capital share transactions	34,152,532	23,841,894	30,983,795	20,263,792

Total increase in net assets	52,176,989	17,350,940	51,343,978	13,725,926

NET ASSETS at beginning of year	150,471,618	133,120,678	146,032,372	132,306,446

NET ASSETS at end of year	$202,648,607	$150,471,618	$197,376,350	$146,032,372

Accumulated net investment income included in net assets at end of year	$2,332	$5,054	$33,460	$2,990

SHARE TRANSACTIONS:
Number of shares sold	3,583,774	3,571,504	3,428,611	3,544,151
Number of shares issued through reinvestment of dividends and distributions	484,166	287,699	328,596	252,638
Number of shares redeemed	(894,994)	(1,543,867)	(887,216)	(1,830,534)

Net increase in shares outstanding	3,172,946	2,315,336	2,869,991	1,966,255

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Milestone Funds
	Milestone 2045		Milestone 2050
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Period from September 10, 2012* to December 31, 2012
Increase (decrease) in net assets resulting from operations:
Net investment income	$881,339	$488,992	$9,240
Net realized gain	2,540,955	862,205	9,385
Net change in unrealized appreciation (depreciation)	2,733,334	(2,482,770)	(11,055)

Net increase (decrease) in net assets resulting from operations	6,155,628	(1,131,573)	7,570

Distributions to shareholders from:
Net investment income	(874,188)	(490,728)	(9,717)
Net realized gain	(774,787)	(424,960)	(942)

Total distributions	(1,648,975)	(915,688)	(10,659)

Capital share transactions:
Proceeds from sale of shares	23,702,921	17,424,814	6,761,657
Reinvestment of distributions	1,648,975	915,688	10,659
Value of shares redeemed	(9,468,094)	(5,222,933)	(292)

Net increase from capital share transactions	15,883,802	13,117,569	6,772,024

Total increase in net assets	20,390,455	11,070,308	6,768,935

NET ASSETS at beginning of year	33,433,653	22,363,345	—

NET ASSETS at end of year	$53,824,108	$33,433,653	$6,768,935

Accumulated net investment income included in net assets at end of year	$—	$—	$—

SHARE TRANSACTIONS:
Number of shares sold	2,008,411	1,534,720	659,208
Number of shares issued through reinvestment of dividends and distributions	137,529	85,498	1,040
Number of shares redeemed	(779,357)	(471,317)	(28)

Net increase in shares outstanding	1,366,583	1,148,901	660,220

*	Commencement of operations

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Low Duration Bond(1)
	For the Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, beginning of year	$9.96	$10.04	$9.95	$9.28	$9.83
Income from investment operations:
Net investment income	0.16	0.19	0.25	0.32	0.37
Net realized and unrealized gain (loss)	0.23	(0.08)	0.10	0.65	(0.51)

Total from investment operations	0.39	0.11	0.35	0.97	(0.14)

Less distributions:
From net investment income	(0.16)	(0.19)	(0.26)	(0.30)	(0.41)

Total distributions	(0.16)	(0.19)	(0.26)	(0.30)	(0.41)

Net Asset Value, end of year	$10.19	$9.96	$10.04	$9.95	$9.28

Total return	3.97%	1.14%	3.58%	10.63%	(1.52)%
Ratios to Average Net Assets:
Expenses	0.63%	0.62%	0.64%	0.66%	0.66%
Net investment income	1.55%	1.93%	2.51%	3.27%	3.82%
Supplemental Data:
Net assets, end of year (000)	$592,262	$524,463	$537,709	$517,659	$394,704
Portfolio turnover	63%	66%	70%	63%	91%

	Inflation Protected Securities(2)
	For the Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, beginning of year	$11.68	$10.99	$10.72	$9.88	$10.46
Income from investment operations:
Net investment income	0.17	0.34	0.19	0.11	0.57
Net realized and unrealized gain (loss)	0.62	0.91	0.44	0.85	(0.59)

Total from investment operations	0.79	1.25	0.63	0.96	(0.02)

Less distributions:
From net investment income	(0.17)	(0.36)	(0.19)	(0.12)	(0.46)
From net realized gain	(0.44)	(0.20)	(0.17)	—	—
Return of capital	—	—	—	—	(0.10)

Total distributions	(0.61)	(0.56)	(0.36)	(0.12)	(0.56)

Net Asset Value, end of year	$11.86	$11.68	$10.99	$10.72	$9.88

Total return	6.84%	11.53%	5.95%	9.75%	(0.40)%
Ratios to Average Net Assets:
Expenses	0.63%	0.64%	0.65%	0.67%	0.67%
Net investment income	1.39%	2.94%	1.73%	1.13%	4.64%
Supplemental Data:
Net assets, end of year (000)	$669,336	$584,191	$492,002	$338,790	$300,148
Portfolio turnover	73%	109%	97%	105%	149%

(1)	Formerly Short-Term Bond Fund.
(2)	Formerly US Government Securities Fund.

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Equity Income
	For the Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, beginning of year	$8.27	$8.64	$7.70	$5.79	$9.78
Income from investment operations:
Net investment income	0.15	0.12	0.08	0.09	0.13
Net realized and unrealized gain (loss)	1.03	(0.13)	0.94	1.95	(3.96)

Total from investment operations	1.18	(0.01)	1.02	2.04	(3.83)

Less distributions:
From net investment income	(0.16)	(0.22)	(0.08)	(0.13)	—
From net realized gain	(0.28)	(0.14)	—	—	(0.16)

Total distributions	(0.44)	(0.36)	(0.08)	(0.13)	(0.16)

Net Asset Value, end of year	$9.01	$8.27	$8.64	$7.70	$5.79

Total return	14.33%	0.04%	13.28%	35.28%	(39.19)%
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.82%	0.84%	0.85%	0.88%	0.88%
Expenses net of reimbursements/waivers, if any	0.82%	0.83%	0.85%	0.88%	0.88%
Net investment income	1.64%	1.32%	1.19%	1.49%	1.74%
Net investment income net of reimbursements/waivers, if any	1.64%	1.32%	1.19%	1.49%	1.74%
Supplemental Data:
Net assets, end of year (000)	$2,020,305	$1,817,557	$1,867,505	$1,516,199	$1,102,032
Portfolio turnover	15%	18%	18%	22%	29%

	Growth & Income
	For the Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, beginning of year	$9.49	$9.67	$8.49	$6.43	$10.56
Income from investment operations:
Net investment income	0.14	0.11	0.08	0.10	0.10
Net realized and unrealized gain (loss)	1.42	(0.18)	1.18	2.06	(4.13)

Total from investment operations	1.56	(0.07)	1.26	2.16	(4.03)

Less distributions:
From net investment income	(0.18)	(0.11)	(0.08)	(0.10)	(0.07)
From net realized gain	(0.16)	—	—	—	(0.03)

Total distributions	(0.34)	(0.11)	(0.08)	(0.10)	(0.10)

Net Asset Value, end of year	$10.71	$9.49	$9.67	$8.49	$6.43

Total return	16.53%	(0.69)%	14.81%	33.61%	(38.16)%
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.78%	0.78%	0.79%	0.82%	0.81%
Expenses net of reimbursements/waivers, if any	0.78%	0.78%	0.79%	0.81%	0.80%
Net investment income before reimbursements/waivers	1.32%	1.12%	0.91%	1.39%	1.20%
Net investment income net of reimbursements/waivers, if any	1.32%	1.12%	0.91%	1.39%	1.21%
Supplemental Data:
Net assets, end of year (000)	$1,305,504	$1,162,482	$1,228,122	$1,023,636	$747,032
Portfolio turnover	25%	40%	46%	111%	58%

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Growth
	For the Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, beginning of year	$8.36	$8.78	$7.70	$5.91	$10.45
Income from investment operations:
Net investment income	0.05	0.04	0.05	0.04	0.06
Net realized and unrealized gain (loss)	1.18	(0.42)	1.09	1.79	(4.54)

Total from investment operations	1.23	(0.38)	1.14	1.83	(4.48)

Less distributions:
From net investment income	(0.06)	(0.04)	(0.06)	(0.04)	(0.06)

Total distributions	(0.06)	(0.04)	(0.06)	(0.04)	(0.06)

Net Asset Value, end of year	$9.53	$8.36	$8.78	$7.70	$5.91

Total return	14.67%	(4.27)%	14.76%	31.02%	(42.89)%
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.78%	0.83%	0.86%	0.86%	0.88%
Expenses net of reimbursements/waivers, if any	0.78%	0.81%	0.84%	0.84%	0.87%
Net investment income before reimbursements/waivers	0.57%	0.47%	0.64%	0.64%	0.63%
Net investment income net of reimbursements/waivers, if any	0.57%	0.49%	0.66%	0.66%	0.64%
Supplemental Data:
Net assets, end of year (000)	$1,880,929	$1,751,075	$1,971,807	$1,814,533	$1,427,675
Portfolio turnover	87%	70%	117%	89%	175%

	Select Value
	For the Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, beginning of year	$9.73	$9.84	$8.25	$6.07	$9.38
Income from investment operations:
Net investment income	0.19	0.10	0.09	0.10	0.12
Net realized and unrealized gain (loss)	1.42	(0.12)	1.59	2.14	(3.31)

Total from investment operations	1.61	(0.02)	1.68	2.24	(3.19)

Less distributions:
From net investment income	(0.18)	(0.09)	(0.09)	(0.06)	(0.12)
From net realized gain	(0.21)	—	—	—	—

Total distributions	(0.39)	(0.09)	(0.09)	(0.06)	(0.12)

Net Asset Value, end of year	$10.95	$9.73	$9.84	$8.25	$6.07

Total return	16.55%	(0.16)%	20.34%	36.99%	(33.96)%
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.99%	0.99%	1.00%	1.04%	1.01%
Expenses net of reimbursements/waivers, if any	0.99%	0.99%	1.00%	1.04%	0.98%
Net investment income before reimbursements/waivers	1.73%	0.96%	1.01%	1.42%	1.65%
Net investment income net of reimbursements/waivers, if any	1.73%	0.96%	1.01%	1.42%	1.68%
Supplemental Data:
Net assets, end of year (000)	$355,590	$320,019	$338,336	$295,800	$220,955
Portfolio turnover	51%	60%	68%	85%	211%

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Aggressive Opportunities
	For the Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, beginning of year	$9.26	$11.34	$9.52	$6.32	$11.26
Income from investment operations:
Net investment income	0.07	0.03	0.01	(0.00)#	0.03
Net realized and unrealized gain (loss)	1.35	(1.23)	1.81	3.22	(4.68)

Total from investment operations	1.42	(1.20)	1.82	3.22	(4.65)

Less distributions:
From net investment income	(0.02)	(0.04)	—	(0.02)	(0.01)
From net realized gain	(0.46)	(0.84)	—	—	(0.28)

Total distributions	(0.48)	(0.88)	—	(0.02)	(0.29)

Net Asset Value, end of year	$10.20	$9.26	$11.34	$9.52	$6.32

Total return	15.44%	(10.42)%	19.12%	50.95%	(41.29)%
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.90%	0.91%	0.93%	0.99%	1.01%
Expenses net of reimbursements/waivers, if any	0.90%	0.91%	0.93%	0.98%	0.96%
Net investment income (loss) before reimbursements/waivers	0.61%	0.21%	0.05%	(0.02)%	0.25%
Net investment income (loss) net of reimbursements/waivers, if any	0.61%	0.21%	0.05%	(0.02)%	0.30%
Supplemental Data:
Net assets, end of year (000)	$993,729	$957,271	$1,147,570	$1,010,098	$668,403
Portfolio turnover	94%	53%	96%	53%	57%

	Discovery
	For the Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, beginning of year	$8.74	$9.42	$7.54	$5.46	$9.25
Income from investment operations:
Net investment income	0.12	0.10	0.08	0.08	0.20
Net realized and unrealized gain (loss)	1.25	(0.68)	1.89	2.07	(3.77)

Total from investment operations	1.37	(0.58)	1.97	2.15	(3.57)

Less distributions:
From net investment income	(0.16)	(0.10)	(0.09)	(0.07)	(0.17)
From net realized gain	(0.47)	—	—	—	—
Return of capital	—	—	—	—	(0.05)

Total distributions	(0.63)	(0.10)	(0.09)	(0.07)	(0.22)

Net Asset Value, end of year	$9.48	$8.74	$9.42	$7.54	$5.46

Total return	15.74%	(6.15)%	26.08%	39.32%	(38.51)%
Ratios to Average Net Assets:
Expenses	0.97%	0.95%	0.98%	0.99%	0.99%
Net investment income	1.25%	1.05%	0.97%	1.35%	2.12%
Supplemental Data:
Net assets, end of year (000)	$212,873	$193,872	$212,770	$178,174	$126,382
Portfolio turnover	81%	86%	73%	85%	111%

#	Rounds to less than $0.01

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	International
	For the Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, beginning of year	$8.32	$9.34	$8.85	$6.94	$12.19
Income from investment operations:
Net investment income	0.22	0.20	0.15	0.12	0.17
Net realized and unrealized gain (loss)	1.32	(1.01)	0.52	1.96	(5.29)

Total from investment operations	1.54	(0.81)	0.67	2.08	(5.12)

Less distributions:
From net investment income	(0.23)	(0.21)	(0.18)	(0.17)	(0.02)
From net realized gain	—	—	—	—	(0.11)

Total distributions	(0.23)	(0.21)	(0.18)	(0.17)	(0.13)

Net Asset Value, end of year	$9.63	$8.32	$9.34	$8.85	$6.94

Total return	18.57%	(8.57)%	7.61%	29.97%	(42.03)%
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.98%	0.97%	0.98%	1.05%	1.07%
Expenses net of reimbursements/waivers, if any	0.98%	0.95%	0.98%	1.05%	1.07%
Net investment income before reimbursements/waivers	2.32%	2.25%	1.95%	1.70%	1.95%
Net investment income net of reimbursements/waivers, if any	2.32%	2.26%	1.95%	1.70%	1.95%
Supplemental Data:
Net assets, end of year (000)	$1,305,510	$1,139,964	$1,218,763	$1,015,627	$766,210
Portfolio turnover	49%	50%	53%	164%	59%

	Diversifying Strategies(1)
	For the Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, beginning of year	$10.01	$10.16	$9.85	$9.28	$9.95
Income from investment operations:
Net investment income	0.12	0.10	0.06	0.09	0.28
Net realized and unrealized gain (loss)	0.23	(0.09)	0.44	0.53	(0.95)

Total from investment operations	0.35	0.01	0.50	0.62	(0.67)

Less distributions:
From net investment income	(0.17)	(0.02)	(0.19)	(0.05)	—
From net realized gain	(0.03)	(0.14)	—	—	(0.00)#

Total distributions	(0.20)	(0.16)	(0.19)	(0.05)	(0.00)#

Net Asset Value, end of year	$10.16	$10.01	$10.16	$9.85	$9.28

Total return	3.53%	0.10%	5.04%	6.64%	(6.73)%
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.89%	0.91%	0.91%	0.96%	1.00%
Expenses net of reimbursements/waivers, if any	0.80%	0.85%	0.91%	0.95%	0.99%
Net investment income before reimbursements/waivers	1.04%	0.93%	1.06%	1.05%	2.30%
Net investment income net of reimbursements/waivers, if any	1.12%	1.00%	1.06%	1.06%	2.31%
Supplemental Data:
Net assets, end of year (000)	$964,774	$849,777	$870,591	$453,196	$338,090
Portfolio turnover	71%	73%	63%	129%	89%

(1)	Formerly Diversified Assets Fund.
#	Rounds to less than $0.01

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Core Bond Index Class I
	For the Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, beginning of year	$10.47	$10.10	$9.89	$9.81	$9.87
Income from investment operations:
Net investment income	0.25	0.31	0.34	0.40	0.46
Net realized and unrealized gain (loss)	0.14	0.42	0.26	0.13	(0.02)

Total from investment operations	0.39	0.73	0.60	0.53	0.44

Less distributions:
From net investment income	(0.32)	(0.36)	(0.39)	(0.45)	(0.50)

Total distributions	(0.32)	(0.36)	(0.39)	(0.45)	(0.50)

Net Asset Value, end of year	$10.54	$10.47	$10.10	$9.89	$9.81

Total return	3.80%	7.41%	6.13%	5.57%	4.63%
Ratios to Average Net Assets:
Expenses	0.41%	0.41%	0.42%	0.42%	0.44%
Net investment income	2.38%	3.00%	3.31%	3.99%	4.70%
Supplemental Data:
Net assets, end of year (000)	$905,486	$813,431	$824,963	$857,504	$656,279
Portfolio turnover	64%	57%	85%	60%	49%

	Core Bond Index Class II
	For the Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, beginning of year	$10.53	$10.16	$9.94	$9.86	$9.92
Income from investment operations:
Net investment income	0.27	0.33	0.36	0.42	0.48
Net realized and unrealized gain (loss)	0.14	0.43	0.27	0.13	(0.02)

Total from investment operations	0.41	0.76	0.63	0.55	0.46

Less distributions:
From net investment income	(0.34)	(0.39)	(0.41)	(0.47)	(0.52)

Total distributions	(0.34)	(0.39)	(0.41)	(0.47)	(0.52)

Net Asset Value, end of year	$10.60	$10.53	$10.16	$9.94	$9.86

Total return	3.98%	7.57%	6.41%	5.74%	4.82%
Ratios to Average Net Assets:
Expenses	0.21%	0.21%	0.22%	0.22%	0.24%
Net investment income	2.59%	3.15%	3.51%	4.21%	4.90%
Supplemental Data:
Net assets, end of year (000)	$337,639	$320,809	$282,359	$238,193	$220,355
Portfolio turnover	64%	57%	85%	60%	49%

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	500 Stock Index Class I
	For the Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, beginning of year	$9.96	$9.95	$8.81	$7.12	$11.63
Income from investment operations:
Net investment income	0.20	0.17	0.15	0.16	0.18
Net realized and unrealized gain (loss)	1.36	0.00 #	1.13	1.70	(4.52)

Total from investment operations	1.56	0.17	1.28	1.86	(4.34)

Less distributions:
From net investment income	(0.20)	(0.16)	(0.14)	(0.17)	(0.17)

Total distributions	(0.20)	(0.16)	(0.14)	(0.17)	(0.17)

Net Asset Value, end of year	$11.32	$9.96	$9.95	$8.81	$7.12

Total return	15.62%	1.72%	14.56%	26.13%	(37.31)%
Ratios to Average Net Assets:
Expenses	0.42%	0.42%	0.43%	0.44%	0.46%
Net investment income	1.89%	1.65%	1.63%	2.19%	1.92%
Supplemental Data:
Net assets, end of year (000)	$111,410	$94,197	$102,642	$85,772	$59,748
Portfolio turnover	3%	3%	3%	15%	7%

	500 Stock Index Class II
	For the Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, beginning of year	$9.39	$9.39	$8.32	$6.73	$11.01
Income from investment operations:
Net investment income	0.22	0.18	0.16	0.19	0.19
Net realized and unrealized gain (loss)	1.26	0.00 #	1.07	1.58	(4.28)

Total from investment operations	1.48	0.18	1.23	1.77	(4.09)

Less distributions:
From net investment income	(0.22)	(0.18)	(0.16)	(0.18)	(0.19)

Total distributions	(0.22)	(0.18)	(0.16)	(0.18)	(0.19)

Net Asset Value, end of year	$10.65 *	$9.39	$9.39	$8.32	$6.73

Total return	15.74%*	1.97%	14.78%	26.35%	(37.15)%
Ratios to Average Net Assets:
Expenses	0.22%	0.22%	0.23%	0.24%	0.26%
Net investment income	2.09%	1.86%	1.84%	2.40%	2.13%
Supplemental Data:
Net assets, end of year (000)	$341,571	$287,072	$281,443	$237,743	$200,989
Portfolio turnover	3%	3%	3%	15%	7%

#	Rounds to less than $0.01
*	Financial reporting includes trade date activity as of December 31, 2012. The inclusion of this activity caused the Fund’s NAV to round down to $10.65 (the adjusted price) from $10.66 (the stated price for December 31, 2012, prior to the inclusion of that day’s activity).

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Broad Market Index Class I
	For the Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, beginning of year	$10.85	$10.92	$9.47	$7.53	$12.25
Income from investment operations:
Net investment income	0.24	0.20	0.16	0.17	0.21
Net realized and unrealized gain (loss)	1.45	(0.11)	1.43	1.92	(4.75)

Total from investment operations	1.69	0.09	1.59	2.09	(4.54)

Less distributions:
From net investment income	(0.21)	(0.16)	(0.14)	(0.15)	(0.18)
From net realized gain	(0.10)	—	—	—	—

Total distributions	(0.31)	(0.16)	(0.14)	(0.15)	(0.18)

Net Asset Value, end of year	$12.23	$10.85	$10.92	$9.47	$7.53

Total return	15.64%	0.85%	16.84%	27.78%	(37.06)%
Ratios to Average Net Assets:
Expenses	0.42%	0.41%	0.42%	0.43%	0.44%
Net investment income	1.89%	1.56%	1.55%	2.05%	1.81%
Supplemental Data:
Net assets, end of year (000)	$126,835	$114,674	$131,673	$119,777	$94,710
Portfolio turnover	3%	1%	6%	7%	4%

	Broad Market Index Class II
	For the Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, beginning of year	$10.19	$10.27	$8.91	$7.09	$11.57
Income from investment operations:
Net investment income	0.24	0.19	0.16	0.18	0.20
Net realized and unrealized gain (loss)	1.37	(0.09)	1.36	1.81	(4.48)

Total from investment operations	1.61	0.10	1.52	1.99	(4.28)

Less distributions:
From net investment income	(0.24)	(0.18)	(0.16)	(0.17)	(0.20)
From net realized gain	(0.10)	—	—	—	—

Total distributions	(0.34)	(0.18)	(0.16)	(0.17)	(0.20)

Net Asset Value, end of year	$11.46	$10.19	$10.27	$8.91	$7.09

Total return	15.82%	1.07%	17.12%	28.04%	(36.97)%
Ratios to Average Net Assets:
Expenses	0.22%	0.21%	0.22%	0.23%	0.24%
Net investment income	2.09%	1.77%	1.75%	2.26%	2.03%
Supplemental Data:
Net assets, end of year (000)	$427,467	$389,031	$406,029	$358,250	$295,297
Portfolio turnover	3%	1%	6%	7%	4%

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Mid/Small Company Index Class I
	For the Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, beginning of year	$14.02	$15.39	$12.35	$9.17	$16.23
Income from investment operations:
Net investment income	0.28	0.16	0.13	0.13	0.18
Net realized and unrealized gain (loss)	2.21	(0.78)	3.31	3.19	(6.46)

Total from investment operations	2.49	(0.62)	3.44	3.32	(6.28)

Less distributions:
From net investment income	(0.26)	(0.15)	(0.12)	(0.14)	(0.18)
From net realized gain	(0.58)	(0.60)	(0.28)	—	(0.59)
Return of capital	—	—	—	—	(0.01)

Total distributions	(0.84)	(0.75)	(0.40)	(0.14)	(0.78)

Net Asset Value, end of year	$15.67	$14.02	$15.39	$12.35	$9.17

Total return	17.89%	(3.91)%	27.93%	36.19%	(38.57)%
Ratios to Average Net Assets:
Expenses	0.43%	0.43%	0.45%	0.48%	0.50%
Net investment income	1.87%	1.11%	1.16%	1.46%	1.47%
Supplemental Data:
Net assets, end of year (000)	$297,378	$247,732	$243,794	$134,165	$82,628
Portfolio turnover	14%	15%	14%	25%	15%

	Mid/Small Company Index Class II
	For the Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, beginning of year	$13.26	$14.60	$11.73	$8.71	$15.48
Income from investment operations:
Net investment income	0.30	0.19	0.15	0.17	0.23
Net realized and unrealized gain (loss)	2.09	(0.76)	3.14	3.00	(6.20)

Total from investment operations	2.39	(0.57)	3.29	3.17	(5.97)

Less distributions:
From net investment income	(0.29)	(0.17)	(0.14)	(0.15)	(0.20)
From net realized gain	(0.58)	(0.60)	(0.28)	—	(0.59)
Return of capital	—	—	—	—	(0.01)

Total distributions	(0.87)	(0.77)	(0.42)	(0.15)	(0.80)

Net Asset Value, end of year	$14.78	$13.26	$14.60	$11.73	$8.71

Total return	18.17%	(3.70)%	28.15%	36.47%	(38.44)%
Ratios to Average Net Assets:
Expenses	0.23%	0.23%	0.25%	0.28%	0.30%
Net investment income	2.07%	1.30%	1.35%	1.66%	1.63%
Supplemental Data:
Net assets, end of year (000)	$194,775	$160,710	$161,178	$97,453	$71,965
Portfolio turnover	14%	15%	14%	25%	15%

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Overseas Equity Index Class I
	For the Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, beginning of year	$9.19	$10.82	$10.30	$8.20	$14.80
Income from investment operations:
Net investment income	0.29	0.33	0.23	0.22	0.39
Net realized and unrealized gain (loss)	1.41	(1.68)	0.52	2.12	(6.61)

Total from investment operations	1.70	(1.35)	0.75	2.34	(6.22)

Less distributions:
From net investment income	(0.28)	(0.28)	(0.23)	(0.24)	(0.32)
From net realized gain	—	—	—	—	(0.06)

Total distributions	(0.28)	(0.28)	(0.23)	(0.24)	(0.38)

Net Asset Value, end of year	$10.61	$9.19	$10.82	$10.30	$8.20

Total return	18.51%	(12.42)%	7.37%	28.63%	(42.05)%
Ratios to Average Net Assets:
Expenses	0.55%	0.54%	0.56%	0.59%	0.63%
Net investment income	2.92%	2.93%	2.27%	2.61%	3.07%
Supplemental Data:
Net assets, end of year (000)	$55,335	$44,911	$57,649	$52,937	$36,021
Portfolio turnover	6%	2%	2%	5%	6%

	Overseas Equity Index Class II
	For the Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, beginning of year	$8.60	$10.16	$9.69	$7.72	$13.98
Income from investment operations:
Net investment income	0.29	0.31	0.23	0.23	0.39
Net realized and unrealized gain (loss)	1.32	(1.57)	0.50	2.00	(6.25)

Total from investment operations	1.61	(1.26)	0.73	2.23	(5.86)

Less distributions:
From net investment income	(0.30)	(0.30)	(0.26)	(0.26)	(0.34)
From net realized gain	—	—	—	—	(0.06)

Total distributions	(0.30)	(0.30)	(0.26)	(0.26)	(0.40)

Net Asset Value, end of year	$9.91	$8.60	$10.16	$9.69	$7.72

Total return	18.74%	(12.28)%	7.54%	28.94%	(41.90)%
Ratios to Average Net Assets:
Expenses	0.35%	0.34%	0.36%	0.39%	0.43%
Net investment income	3.10%	3.11%	2.45%	2.83%	3.27%
Supplemental Data:
Net assets, end of year (000)	$173,354	$132,873	$149,208	$128,002	$92,719
Portfolio turnover	6%	2%	2%	5%	6%

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Model Portfolio Savings Oriented
	For the Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, beginning of year	$24.40	$24.32	$23.22	$20.58	$24.70
Income from investment operations:
Net investment income	0.48	0.51	0.46	0.49	0.73
Net realized and unrealized gain (loss)	1.27	0.07	1.11	2.64	(3.63)

Total from investment operations	1.75	0.58	1.57	3.13	(2.90)

Less distributions:
From net investment income	(0.52)	(0.50)	(0.47)	(0.48)	(0.70)
From net realized gain	(0.14)	—	—	(0.01)	(0.52)

Total distributions	(0.66)	(0.50)	(0.47)	(0.49)	(1.22)

Net Asset Value, end of year	$25.49	$24.40	$24.32	$23.22	$20.58

Total return	7.20%	2.38%	6.78%	15.18%	(11.67)%
Ratios to Average Net Assets:
Expenses	0.14%	0.14%	0.14%	0.16%	0.16%
Net investment income	1.68%	1.76%	1.97%	2.36%	2.88%
Supplemental Data:
Net assets, end of year (000)	$315,867	$288,467	$338,533	$307,297	$255,970
Portfolio turnover	7%	15%	25%	7%	18%

	Model Portfolio Conservative Growth
	For the Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, beginning of year	$23.46	$23.62	$22.13	$19.04	$24.62
Income from investment operations:
Net investment income	0.46	0.43	0.40	0.44	0.58
Net realized and unrealized gain (loss)	1.62	(0.16)	1.50	3.08	(4.92)

Total from investment operations	2.08	0.27	1.90	3.52	(4.34)

Less distributions:
From net investment income	(0.51)	(0.43)	(0.41)	(0.43)	(0.53)
From net realized gain	(0.14)	—	—	—	(0.71)

Total distributions	(0.65)	(0.43)	(0.41)	(0.43)	(1.24)

Net Asset Value, end of year	$24.89	$23.46	$23.62	$22.13	$19.04

Total return	8.88%	1.15%	8.60%	18.50%	(17.56)%
Ratios to Average Net Assets:
Expenses	0.13%	0.12%	0.13%	0.15%	0.15%
Net investment income	1.66%	1.67%	1.80%	2.20%	2.40%
Supplemental Data:
Net assets, end of year (000)	$607,812	$556,164	$586,912	$528,183	$449,433
Portfolio turnover	7%	14%	23%	13%	19%

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Model Portfolio Traditional Growth
	For the Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, beginning of year	$21.52	$22.17	$20.28	$16.65	$24.04
Income from investment operations:
Net investment income	0.42	0.38	0.33	0.33	0.38
Net realized and unrealized gain (loss)	1.99	(0.50)	1.89	3.62	(6.53)

Total from investment operations	2.41	(0.12)	2.22	3.95	(6.15)

Less distributions:
From net investment income	(0.42)	(0.48)	(0.33)	(0.30)	(0.30)
From net realized gain	(0.26)	(0.05)	—	(0.02)	(0.94)

Total distributions	(0.68)	(0.53)	(0.33)	(0.32)	(1.24)

Net Asset Value, end of year	$23.25	$21.52	$22.17	$20.28	$16.65

Total return	11.20%	(0.56)%	10.95%	23.72%	(25.39)%
Ratios to Average Net Assets:
Expenses	0.11%	0.11%	0.12%	0.13%	0.13%
Net investment income	1.66%	1.52%	1.57%	1.86%	1.74%
Supplemental Data:
Net assets, end of year (000)	$1,493,678	$1,366,108	$1,495,757	$1,353,050	$1,072,076
Portfolio turnover	7%	13%	15%	8%	20%

	Model Portfolio Long-Term Growth
	For the Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, beginning of year	$20.32	$21.41	$19.30	$15.35	$24.26
Income from investment operations:
Net investment income	0.38	0.35	0.27	0.26	0.24
Net realized and unrealized gain (loss)	2.24	(0.77)	2.15	3.99	(7.81)

Total from investment operations	2.62	(0.42)	2.42	4.25	(7.57)

Less distributions:
From net investment income	(0.38)	(0.40)	(0.31)	(0.21)	(0.21)
From net realized gain	(0.36)	(0.27)	—	(0.09)	(1.13)

Total distributions	(0.74)	(0.67)	(0.31)	(0.30)	(1.34)

Net Asset Value, end of year	$22.20	$20.32	$21.41	$19.30	$15.35

Total return	12.93%	(1.98)%	12.54%	27.67%	(30.99)%
Ratios to Average Net Assets:
Expenses	0.11%	0.11%	0.12%	0.13%	0.13%
Net investment income	1.65%	1.42%	1.40%	1.63%	1.16%
Supplemental Data:
Net assets, end of year (000)	$1,896,812	$1,712,228	$1,848,430	$1,621,102	$1,203,596
Portfolio turnover	7%	11%	10%	5%	14%

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Model Portfolio All-Equity Growth
	For the Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, beginning of year	$18.69	$19.81	$17.38	$13.07	$24.63
Income from investment operations:
Net investment income	0.32	0.28	0.16	0.18	0.11
Net realized and unrealized gain (loss)	2.67	(1.12)	2.43	4.41	(10.01)

Total from investment operations	2.99	(0.84)	2.59	4.59	(9.90)

Less distributions:
From net investment income	(0.22)	(0.28)	(0.16)	(0.15)	(0.12)
From net realized gain	(0.12)	—	—	(0.13)	(1.54)

Total distributions	(0.34)	(0.28)	(0.16)	(0.28)	(1.66)

Net Asset Value, end of year	$21.34	$18.69	$19.81	$17.38	$13.07

Total return	16.00%	(4.23)%	14.93%	35.07%	(39.86)%
Ratios to Average Net Assets:
Expenses	0.12%	0.12%	0.13%	0.14%	0.15%
Net investment income	1.37%	1.24%	0.95%	1.30%	0.57%
Supplemental Data:
Net assets, end of year (000)	$709,330	$649,826	$715,090	$591,533	$385,657
Portfolio turnover	9%	9%	6%	3%	7%

	Milestone Retirement Income
	For the Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, beginning of year	$10.18	$10.33	$9.81	$8.56	$10.61
Income from investment operations:
Net investment income	0.20	0.20	0.12	0.16	0.29
Net realized and unrealized gain (loss)	0.53	0.05	0.56	1.26	(1.76)

Total from investment operations	0.73	0.25	0.68	1.42	(1.47)

Less distributions:
From net investment income	(0.20)	(0.20)	(0.15)	(0.15)	(0.29)
From net realized gain	(0.13)	(0.20)	(0.01)	(0.02)	(0.29)

Total distributions	(0.33)	(0.40)	(0.16)	(0.17)	(0.58)

Net Asset Value, end of year	$10.58	$10.18	$10.33	$9.81	$8.56

Total return	7.18%	2.37%	6.93%	16.53%	(13.76)%
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.14%	0.15%	0.18%	0.25%	0.27%
Expenses net of reimbursements/waivers, if any	0.14%	0.15%	0.18%	0.20%	0.07%
Net investment income before reimbursements/waivers	1.66%	1.79%	2.49%	2.29%	2.55%
Net investment income net of reimbursements/waivers, if any	1.66%	1.79%	2.49%	2.34%	2.74%
Supplemental Data:
Net assets, end of year (000)	$238,158	$220,063	$215,961	$76,683	$43,323
Portfolio turnover	8%	19%	25%	14%	36%

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Milestone 2010
	For the Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, beginning of year	$10.10	$10.24	$9.56	$8.27	$10.65
Income from investment operations:
Net investment income	0.20	0.19	0.10	0.18	0.23
Net realized and unrealized gain (loss)	0.76	(0.04)	0.71	1.29	(2.09)

Total from investment operations	0.96	0.15	0.81	1.47	(1.86)

Less distributions:
From net investment income	(0.20)	(0.21)	(0.13)	(0.14)	(0.23)
From net realized gain	(0.21)	(0.08)	—	(0.04)	(0.29)

Total distributions	(0.41)	(0.29)	(0.13)	(0.18)	(0.52)

Net Asset Value, end of year	$10.65	$10.10	$10.24	$9.56	$8.27

Total return	9.53%	1.41%	8.51%	17.71%	(17.34)%
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.14%	0.15%	0.18%	0.22%	0.23%
Expenses net of reimbursements/waivers, if any	0.14%	0.15%	0.18%	0.19%	0.13%
Net investment income before reimbursements/waivers	1.58%	1.75%	2.11%	2.15%	2.31%
Net investment income net of reimbursements/waivers, if any	1.58%	1.75%	2.11%	2.17%	2.41%
Supplemental Data:
Net assets, end of year (000)	$234,023	$222,275	$217,770	$90,790	$65,043
Portfolio turnover	11%	22%	33%	20%	27%

	Milestone 2015
	For the Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, beginning of year	$10.16	$10.35	$9.53	$7.96	$11.13
Income from investment operations:
Net investment income	0.20	0.18	0.12	0.16	0.17
Net realized and unrealized gain (loss)	0.84	(0.10)	0.85	1.58	(2.80)

Total from investment operations	1.04	0.08	0.97	1.74	(2.63)

Less distributions:
From net investment income	(0.20)	(0.21)	(0.14)	(0.11)	(0.18)
From net realized gain	(0.13)	(0.06)	(0.01)	(0.06)	(0.36)

Total distributions	(0.33)	(0.27)	(0.15)	(0.17)	(0.54)

Net Asset Value, end of year	$10.87	$10.16	$10.35	$9.53	$7.96

Total return	10.25%	0.70%	10.20%	21.84%	(23.54)%
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.13%	0.14%	0.15%	0.18%	0.19%
Expenses net of reimbursements/waivers, if any	0.13%	0.14%	0.15%	0.17%	0.14%
Net investment income before reimbursements/waivers	1.68%	1.72%	1.96%	2.06%	1.81%
Net investment income net of reimbursements/waivers, if any	1.68%	1.72%	1.96%	2.07%	1.85%
Supplemental Data:
Net assets, end of year (000)	$434,638	$381,855	$363,144	$185,989	$120,249
Portfolio turnover	8%	20%	15%	12%	21%

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Milestone 2020
	For the Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, beginning of year	$10.10	$10.34	$9.43	$7.83	$11.38
Income from investment operations:
Net investment income	0.21	0.18	0.14	0.16	0.13
Net realized and unrealized gain (loss)	0.92	(0.20)	0.92	1.68	(3.20)

Total from investment operations	1.13	(0.02)	1.06	1.84	(3.07)

Less distributions:
From net investment income	(0.20)	(0.18)	(0.14)	(0.16)	(0.14)
From net realized gain	(0.09)	(0.04)	(0.01)	(0.08)	(0.34)

Total distributions	(0.29)	(0.22)	(0.15)	(0.24)	(0.48)

Net Asset Value, end of year	$10.94	$10.10	$10.34	$9.43	$7.83

Total return	11.25%	(0.26)%	11.27%	23.43%	(26.86)%
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.13%	0.13%	0.15%	0.18%	0.19%
Expenses net of reimbursements/waivers, if any	0.13%	0.13%	0.15%	0.17%	0.15%
Net investment income before reimbursements/waivers	1.81%	1.73%	1.93%	2.16%	1.50%
Net investment income net of reimbursements/waivers, if any	1.81%	1.73%	1.93%	2.17%	1.54%
Supplemental Data:
Net assets, end of year (000)	$470,664	$386,327	$344,033	$186,148	$112,440
Portfolio turnover	7%	16%	10%	7%	12%

	Milestone 2025
	For the Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, beginning of year	$9.97	$10.27	$9.28	$7.58	$11.55
Income from investment operations:
Net investment income	0.20	0.17	0.13	0.14	0.10
Net realized and unrealized gain (loss)	1.02	(0.26)	1.00	1.78	(3.57)

Total from investment operations	1.22	(0.09)	1.13	1.92	(3.47)

Less distributions:
From net investment income	(0.20)	(0.17)	(0.12)	(0.14)	(0.11)
From net realized gain	(0.09)	(0.04)	(0.02)	(0.08)	(0.39)

Total distributions	(0.29)	(0.21)	(0.14)	(0.22)	(0.50)

Net Asset Value, end of year	$10.90	$9.97	$10.27	$9.28	$7.58

Total return	12.24%	(0.85)%	12.25%	25.40%	(29.90)%
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.14%	0.14%	0.16%	0.19%	0.21%
Expenses net of reimbursements/waivers, if any	0.14%	0.14%	0.16%	0.18%	0.15%
Net investment income before reimbursements/waivers	1.85%	1.71%	1.77%	2.03%	1.17%
Net investment income net of reimbursements/waivers, if any	1.85%	1.71%	1.77%	2.04%	1.22%
Supplemental Data:
Net assets, end of year (000)	$383,446	$301,275	$267,155	$146,397	$81,317
Portfolio turnover	5%	15%	7%	5%	11%

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Milestone 2030
	For the Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, beginning of year	$10.00	$10.34	$9.26	$7.45	$11.75
Income from investment operations:
Net investment income	0.20	0.17	0.12	0.13	0.08
Net realized and unrealized gain (loss)	1.13	(0.32)	1.09	1.90	(3.92)

Total from investment operations	1.33	(0.15)	1.21	2.03	(3.84)

Less distributions:
From net investment income	(0.20)	(0.17)	(0.12)	(0.13)	(0.09)
From net realized gain	(0.10)	(0.02)	(0.01)	(0.09)	(0.37)

Total distributions	(0.30)	(0.19)	(0.13)	(0.22)	(0.46)

Net Asset Value, end of year	$11.03	$10.00	$10.34	$9.26	$7.45

Total return	13.28%	(1.46)%	13.11%	27.33%	(32.54)%
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.14%	0.15%	0.16%	0.20%	0.23%
Expenses net of reimbursements/waivers, if any	0.14%	0.15%	0.16%	0.19%	0.16%
Net investment income before reimbursements/waivers	1.81%	1.65%	1.53%	1.89%	1.01%
Net investment income net of reimbursements/waivers, if any	1.81%	1.65%	1.53%	1.90%	1.07%
Supplemental Data:
Net assets, end of year (000)	$305,077	$236,452	$211,155	$121,219	$66,183
Portfolio turnover	5%	14%	7%	4%	10%

	Milestone 2035
	For the Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, beginning of year	$9.86	$10.28	$9.10	$7.21	$11.83
Income from investment operations:
Net investment income	0.20	0.16	0.10	0.13	0.08
Net realized and unrealized gain (loss)	1.23	(0.39)	1.20	1.98	(4.23)

Total from investment operations	1.43	(0.23)	1.30	2.11	(4.15)

Less distributions:
From net investment income	(0.20)	(0.16)	(0.10)	(0.13)	(0.08)
From net realized gain	(0.10)	(0.03)	(0.02)	(0.09)	(0.39)

Total distributions	(0.30)	(0.19)	(0.12)	(0.22)	(0.47)

Net Asset Value, end of year	$10.99	$9.86	$10.28	$9.10	$7.21

Total return	14.47%	(2.24)%	14.33%	29.22%	(34.91)%
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.15%	0.17%	0.19%	0.25%	0.31%
Expenses net of reimbursements/waivers, if any	0.15%	0.17%	0.19%	0.22%	0.19%
Net investment income before reimbursements/waivers	1.78%	1.62%	1.35%	1.92%	0.90%
Net investment income net of reimbursements/waivers, if any	1.78%	1.62%	1.35%	1.95%	1.03%
Supplemental Data:
Net assets, end of year (000)	$202,649	$150,472	$133,121	$76,875	$37,375
Portfolio turnover	5%	13%	7%	4%	9%

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Milestone 2040
	For the Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, beginning of year	$9.86	$10.30	$9.07	$7.10	$11.85
Income from investment operations:
Net investment income	0.20	0.17	0.10	0.13	0.08
Net realized and unrealized gain (loss)	1.31	(0.44)	1.25	2.05	(4.38)

Total from investment operations	1.51	(0.27)	1.35	2.18	(4.30)

Less distributions:
From net investment income	(0.19)	(0.17)	(0.10)	(0.13)	(0.08)
From net realized gain	(0.02)	—	(0.02)	(0.08)	(0.37)

Total distributions	(0.21)	(0.17)	(0.12)	(0.21)	(0.45)

Net Asset Value, end of year	$11.16	$9.86	$10.30	$9.07	$7.10

Total return	15.33%	(2.61)%	14.91%	30.70%	(36.13)%
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.16%	0.17%	0.18%	0.23%	0.32%
Expenses net of reimbursements/waivers, if any	0.16%	0.17%	0.18%	0.21%	0.19%
Net investment income before reimbursements/waivers	1.77%	1.67%	1.20%	2.05%	0.92%
Net investment income net of reimbursements/waivers, if any	1.77%	1.67%	1.20%	2.06%	1.05%
Supplemental Data:
Net assets, end of year (000)	$197,376	$146,032	$132,306	$91,348	$38,001
Portfolio turnover	4%	14%	21%	4%	11%

	Milestone 2045
	For the Year Ended December 31,		For the Period from January 4, 2010* to December 31,
	2012	2011	2010
Net Asset Value, beginning of year	$10.71	$11.33	$10.00
Income from investment operations:
Net investment income	0.22	0.17	0.10
Net realized and unrealized gain (loss)	1.43	(0.49)	1.36

Total from investment operations	1.65	(0.32)	1.46

Less distributions:
From net investment income	(0.22)	(0.17)	(0.10)
From net realized gain	(0.15)	(0.13)	(0.03)

Total distributions	(0.37)	(0.30)	(0.13)

Net Asset Value, end of year	$11.99	$10.71	$11.33

Total return	15.49%	(2.81)%	14.62	%††
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.25%	0.36%	0.87	%†
Expenses net of reimbursements/waivers, if any	0.25%	0.35%	0.34	%†
Net investment income before reimbursements/waivers	1.91%	1.68%	1.67	%†
Net investment income net of reimbursements/waivers, if any	1.91%	1.69%	2.19	%†
Supplemental Data:
Net assets, end of year (000)	$53,824	$33,434	$22,363
Portfolio turnover	18%	14%	8	%††

*	Commencement of operations
†	Annualized
††	Not annualized

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Milestone 2050
	For the Period from September 10, 2012* to December 31, 2012
Net Asset Value, beginning of year	$10.00
Income from investment operations:
Net investment income	0.02
Net realized and unrealized gain	0.25

Total from investment operations	0.27

Less distributions:
From net investment income	(0.02)

Total distributions	(0.02)

Net Asset Value, end of year	$10.25

Total return	2.66	%††
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	9.98	%†
Expenses net of reimbursements/waivers, if any	0.36	%†
Net investment loss before reimbursements/waivers	(6.43	)%†
Net investment income net of reimbursements/waivers, if any	3.19	%†
Supplemental Data:
Net assets, end of year (000)	$6,769
Portfolio turnover	1	%††

*	Commencement of operations
†	Annualized
††	Not annualized

See Notes to Financial Statements.

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS

1.	Organization

The Vantagepoint Funds (the “Company”) was organized as a Delaware statutory trust on July 28, 1998 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company consisted of the following series on December 31, 2012:

The “Actively Managed Funds”:	The “Index Funds”:
Low Duration Bond Fund	Core Bond Index Fund
Inflation Protected Securities Fund	500 Stock Index Fund
Equity Income Fund	Broad Market Index Fund
Growth & Income Fund	Mid/Small Company Index Fund
Growth Fund	Overseas Equity Index Fund
Select Value Fund
Aggressive Opportunities Fund
Discovery Fund
International Fund
Diversifying Strategies Fund

The “Milestone Funds”:	The “Model Portfolio Funds”:
Milestone Retirement Income Fund	Model Portfolio Savings Oriented Fund
Milestone 2010 Fund	Model Portfolio Conservative Growth Fund
Milestone 2015 Fund	Model Portfolio Traditional Growth Fund
Milestone 2020 Fund	Model Portfolio Long-Term Growth Fund
Milestone 2025 Fund	Model Portfolio All-Equity Growth Fund
Milestone 2030 Fund
Milestone 2035 Fund
Milestone 2040 Fund
Milestone 2045 Fund
Milestone 2050 Fund

As of December 31, 2012, the Actively Managed, Model Portfolio and Milestone Funds each offered a single class of shares, and the Index Funds offered two classes of shares: Class I Shares and Class II Shares. These two classes of shares differ principally in their respective level of account-based services and the fees associated with such services. Ordinary dividends to shareholders are allocated to each class, based upon shares outstanding on the record date of distribution. Neither class has preferential dividend rights. Differences in per share dividend rates are generally due to differences in separate class expenses. The Vantagepoint Milestone 2050 Fund (the “Milestone 2050 Fund”) commenced operations on September 10, 2012.

The Model Portfolio Funds Structure

As of December 31, 2012, the Model Portfolio Funds invest entirely in other series of the Company (“underlying funds”). Subject to the supervision of the Company’s Board of Directors (“Board”), Vantagepoint Investment Advisers, LLC (“VIA” or the “Adviser”) may make changes to the underlying fund allocations for the Model Portfolios based on its periodic analysis to identify the allocation of assets among the different underlying fund allocations for the Model Portfolio Funds that it believes is appropriate for each Model Portfolio Fund. Each Model Portfolio Fund has a different degree of potential risk and reward and is diversified among various underlying funds in

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

differing allocations. The underlying funds of each Model Portfolio Fund and the target investment allocation to each underlying fund as of December 31, 2012 were as follows:

	Model Portfolio Funds
Fund	Savings Oriented	Conservative Growth	Traditional Growth	Long- Term Growth	All-Equity Growth
Fixed Income—%
Low Duration Bond	31.00%	19.00%	8.00%	0.00%	0.00%
Core Bond Index, Class I	9.00%	12.00%	13.00%	13.00%	0.00%
Inflation Protected Securities	15.00%	10.00%	4.00%	0.00%	0.00%

Total Fixed Income—%	55.00%	41.00%	25.00%	13.00%	0.00%

Equity—%
Equity Income	10.00%	11.00%	12.00%	13.00%	18.00%
Growth & Income	10.00%	9.00%	12.00%	13.00%	17.00%
Growth	0.00%	6.00%	10.00%	11.50%	17.00%
Select Value	0.00%	3.00%	5.50%	8.50%	9.50%
Aggressive Opportunities	0.00%	3.00%	5.50%	8.50%	9.50%
Discovery	0.00%	0.00%	3.00%	4.50%	9.00%
International	5.00%	8.00%	12.00%	16.00%	20.00%

Total Equity—%	25.00%	40.00%	60.00%	75.00%	100.00%

Multi-Strategy—%
Diversifying Strategies	20.00%	19.00%	15.00%	12.00%	0.00%

Total Multi-Strategy—%	20.00%	19.00%	15.00%	12.00%	0.00%

Total—%	100.00%	100.00%	100.00%	100.00%	100.00%

The Milestone Funds Structure

As of December 31, 2012, the Milestone Funds invest entirely in underlying funds. Subject to the supervision of the Board, VIA may make changes to the underlying fund allocations for the Milestone Funds based on its periodic analysis to identify the allocation of assets among the different underlying funds that it believes is appropriate for each Milestone Fund. Each Milestone Fund invests in a combination of underlying funds that is believed to be appropriate for investors who expect to begin making gradual withdrawals from the Milestone Fund, typically at or after retirement, in or around the year stated in the Milestone Fund’s name, except for the Milestone Retirement Income Fund. VIA adjusts the asset allocation of each “dated” Milestone Fund to become more conservative over time until the Milestone Fund achieves a constant asset allocation approximately ten years after the year designated in its name. The Milestone 2045 and the Milestone 2050 Fund have not yet been adjusted because of their long remaining time horizon. Each Milestone Fund has a different degree of potential risk and reward and is diversified among various

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

underlying funds in differing allocations. The underlying funds of each Milestone Fund and the target investment allocation to each underlying fund as of December 31, 2012, were as follows:

	Milestone Funds
Fund	Retirement Income	2010	2015	2020	2025
Fixed Income—%
Low Duration Bond	31.00%	16.16%	11.58%	7.63%	3.73%
Core Bond Index, Class I	9.00%	6.54%	9.06%	13.31%	13.80%
Inflation Protected Securities	15.00%	15.00%	10.50%	3.00%	0.00%

Total Fixed Income—%	55.00%	37.70%	31.14%	23.94%	17.53%

Equity—%
Equity Income	10.00%	17.68%	19.06%	20.65%	22.63%
Growth & Income	10.00%	11.00%	11.03%	11.45%	12.63%
Growth	0.00%	6.70%	7.52%	8.09%	9.08%
Mid/Small Company Index, Class I	0.00%	0.00%	4.04%	8.23%	10.73%
International	5.00%	8.92%	10.46%	12.14%	13.90%

Total Equity—%	25.00%	44.30%	52.11%	60.56%	68.97%

Multi-Strategy—%
Diversifying Strategies	20.00%	18.00%	16.75%	15.50%	13.50%

Total Multi-Strategy—%	20.00%	18.00%	16.75%	15.50%	13.50%

Total—%	100.00%	100.00%	100.00%	100.00%	100.00%

	Milestone Funds
Fund	2030	2035	2040	2045	2050
Fixed Income—%
Low Duration Bond	1.53%	0.44%	0.00%	0.00%	0.00%
Core Bond Index, Class I	10.12%	6.27%	5.00%	5.00%	5.00%
Inflation Protected Securities	0.00%	0.00%	0.00%	0.00%	0.00%

Total Fixed Income—%	11.65%	6.71%	5.00%	5.00%	5.00%

Equity—%
Equity Income	24.07%	25.49%	26.86%	27.40%	27.40%
Growth & Income	13.88%	14.74%	15.61%	16.00%	16.00%
Growth	10.20%	11.48%	12.37%	12.60%	12.60%
Mid/Small Company Index, Class I	13.59%	17.27%	19.56%	20.00%	20.00%
International	15.61%	17.31%	18.60%	19.00%	19.00%

Total Equity—%	77.35%	86.29%	93.00%	95.00%	95.00%

Multi-Strategy—%
Diversifying Strategies	11.00%	7.00%	2.00%	0.00%	0.00%

Total Multi-Strategy—%	11.00%	7.00%	2.00%	0.00%	0.00%

Total—%	100.00%	100.00%	100.00%	100.00%	100.00%

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Since the Model Portfolio Funds and Milestone Funds invested entirely in underlying funds during the year ended December 31, 2012 period, investment earnings for this period are composed of:

1.	ordinary and capital gain dividends from the underlying funds,

2.	unrealized appreciation/depreciation on investments in the underlying funds, and

3.	realized gain/loss from sales of the shares of the underlying funds triggered by net outflows associated with normal capital stock activity and rebalancing of the Model Portfolio Funds and Milestone Funds.

Subadviser Changes from January 1, 2012 to December 31, 2012

On January 23, 2012, Atlanta Capital Management Company, LLC and Victory Capital Management, Inc. began managing the assets of the Growth Fund allocated to them. D.G. Capital Management, LLC, Legg Mason Capital Management, LLC and Tukman Grossman Capital Management, Inc. were terminated as subadvisers to the Growth Fund as of the same date. VIA had recommended and the Board had approved these changes at a meeting held on December 13, 2011.

At a meeting held on June 22, 2012, VIA recommended, and the Board approved, the termination of Legg Mason Capital Management, LLC and Wellington Management Company, LLP, and the appointments of SSgA Funds Management, Inc. and Wells Capital Management Inc. as subadvisers to the Aggressive Opportunities Fund. These changes were effective on August 27, 2012.

2.	Significant Accounting Policies

The Company’s significant accounting policies are consistently applied in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Management makes estimates and assumptions in the preparation of financial statements that affect the reported amounts of assets and liabilities, including the disclosure of contingent assets and liabilities at the date of the financial statements as well as changes in net assets resulting from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-11 Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”) requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on net assets. At this time, management is evaluating any impact ASU 2011-11 may have on the financial statements disclosures.

Fair Value Measurements

The Board has established procedures for valuing portfolio securities and other assets (the “Valuation Procedures”). Pursuant to the Valuation Procedures, if market quotations are not readily available (or otherwise reliable) for a particular security or other asset, a Fund must use the fair value of the asset, as determined in good faith by the Board (or its appointee). The Valuation Procedures include guidelines for making fair value determinations (the “Guidelines”). The Board has appointed a pricing committee (the “Pricing Committee”) for the purpose of implementing the Guidelines. The Pricing Committee includes representatives from VIA and officers of the Company. When applicable under the Valuation Procedures, the Pricing Committee is authorized to make all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available (or otherwise reliable), based on the Guidelines, and reports such determinations to the Board.

The types of securities or other assets for which such fair value pricing may be necessary include, but are not limited to: certain foreign securities, securities of an issuer that has entered into a restructuring; securities whose trading has

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

been halted or suspended; fixed income securities for which there is no current market value quotation; and securities that are restricted as to transfer or resale; and certain derivatives. The need to fair value a Fund’s portfolio securities or other assets may also result from low trading volume in foreign markets or thinly traded domestic securities, such as certain small cap securities. Securities or other assets may also be priced using fair value pricing methods when their closing prices do not reflect their market values at the time a Fund calculates its NAV because an event has occurred since the closing prices were established on the domestic or foreign exchange or market but before the Fund’s NAV calculation.

In making a fair value determination for a given security or asset, the Pricing Committee considers one or more of the following factors regarding the security or other asset, as appropriate: fundamental analytical data relating to the investment in the security; nature and duration of any restriction on the disposition of the security; evaluation of the forces that influence the market in which the security is purchased and sold; type of security or asset; financial statements of issuer; cost at date of purchase; size of holding; discount from market value of unrestricted securities of the same class at the time of purchase; special reports prepared by analysts; information as to any transactions or offers with respect to the security or asset; existence of merger proposals or tender offers affecting the security or asset; price and extent of public trading in similar securities or other instruments of the issuer or comparable companies and other relevant matters; most recent closing market prices; existence of shelf registration for restricted securities; existence of any undertaking to register the security; other acceptable methods of valuing securities or other assets based on: (a) multiple earnings; (b) a discount from market of a similar freely traded security or other instrument; (c) yield to maturity with respect to debt issues; or (d) a combination of these methods; the value of other financial instruments, including derivative securities, traded on other markets or among dealers; trading volumes on markets, exchanges, or among dealers; values of baskets of securities or other instruments traded on other markets, exchanges, or among dealers; changes in interest rates; observations from financial institutions; government (domestic or foreign) actions or pronouncements; other news events and factors; with respect to securities or other instruments traded on foreign markets: (a) the value of foreign securities traded on other foreign markets; (b) ADR trading; (c) closed-end fund trading; (d) foreign currency exchange activity; and (e) the trading prices of financial products that are tied to baskets of foreign securities or other assets; with respect to an emergency or other unusual situation, an evaluation of (a) the nature and duration of the event; (b) the forces influencing the operation of the financial markets; (c) the factors relating to the event that precipitated the problem; (d) whether the event is likely to recur; (e) whether the effects of the event are isolated or whether they affect entire markets, countries, or regions; quotations obtained from one or more broker-dealers of the prices at which they would be willing to buy the security or other asset; and Black-Scholes model for valuing rights, warrants and financial contracts (and similarly structured instruments).

The Pricing Committee reviews its previous fair value determinations on a monthly basis or more frequently as necessary. Fair value processes and controls, and fair value determinations, are subject to review by the Chief Compliance Officer of the Company and by the Board.

Valuing securities or other assets at fair value involves greater reliance on judgment than valuing securities that have readily available (and otherwise reliable) market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security or instrument if it were to sell the security or other asset at approximately the time at which the Fund determines its NAV per share. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The Company adopted FASB ASC 820, Fair Value Measurements and Disclosures, effective January 1, 2008. In accordance with ASC 820, fair value is defined as the price that the fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. ASC 820 established a three-tier hierarchy, which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity. Unobservable

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1—quoted	prices in active markets for identical investments

Level 2—other	significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

Level 3—significant	unobservable inputs (including the fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The significant unobservable inputs used in the fair value measurement of the Fund’s investments include the probability of default, loss severity in the event of default, increases in market interest rates, downgrades to the issuer’s credit rating, potential for insolvency, government actions or pronouncements, and other financial and non-financial news. Significant changes in any of those inputs in isolation would result in a significantly lower or higher fair value measurement. Generally, a change in the inputs used for fair valuations are accompanied by directionally similar changes in the assumption used for fair valuation determinations.

Investment Policy and Security Valuation

All equity securities that are traded on a national securities exchange (other than NASDAQ Global/Global Select and Capital Market securities traded primarily on the Nasdaq Stock Market, Inc. exchange (“NASDAQ”)) held by each fund normally will be valued at the last reported sale price or official close price (if available) on the exchange on which the security is primarily traded, and are categorized as Level 1 in the fair value hierarchy. If, on a particular day, an exchange-traded security does not trade on its primary exchange, then the price normally will be the mean between the closing bid and closing offer reported to the primary exchange and made available to quotation vendors or disseminated through an automated quotation system, or obtained by a pricing service from other quotation sources believed to be reliable and is generally categorized as Level 2 in the fair value hierarchy. NASDAQ Global/Global Select and Capital Market securities traded primarily on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on any given day, no NOCP is available, the price of such securities normally will be the mean between the closing bid and closing offer reported on NASDAQ prior to the calculation of the net asset value (“NAV”) of a fund and are generally categorized as Level 1 in the fair value hierarchy. All equity securities not traded on a national securities exchange (“OTC Equities”) normally will be priced at the last reported sale price in the over-the-counter market and are generally categorized as Level 1 in the fair value hierarchy. If an OTC Equity does not trade in an over-the-counter market on a particular day, then the price normally will be the mean between the closing bid and closing offer obtained from a quotation service or other source believed to be reliable and is generally categorized as Level 1 in the fair value hierarchy. Short-term debt instruments, such as commercial paper, bankers’ acceptances, and U.S. Treasury Bills, with a remaining maturity of less than 60 days may be valued at amortized cost and are generally categorized as Level 2 in the fair value hierarchy. Prices for debt instruments normally will be obtained from a pricing service. In determining prices, the pricing service may employ methodologies designed to identify the market value of debt instruments, which may include reference to actual market transactions, broker-dealer supplied quotations or valuations, matrix pricing, or other valuation techniques. These techniques generally consider such factors as securities’ prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations and are generally categorized as Level 2 in the fair value hierarchy. In the event a pricing service is unable to provide a price for a particular security, the security may be priced based on the average of two or more independent broker-dealer quotations and is generally categorized as Level 2 or Level 3 in the fair value hierarchy. Any security for which market value as described above is not readily available is valued at fair value as determined in good faith in accordance with the Guidelines and is generally categorized as Level 2 or Level 3 in the fair value hierarchy depending on the observability of market inputs. Except for certain foreign equity securities described later in this note, foreign exchange traded securities are valued in the same manner as domestic exchange traded equity securities and are generally categorized as Level 1 in the fair value hierarchy.

Shares of the underlying funds in which the Model Portfolio and Milestone Funds invest are valued by using the underlying funds’ current NAVs for purchase and/or redemption orders that day and are categorized as Level 1 in the hierarchy.

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Valuation of Certain Foreign Equity Securities

For foreign equity securities that are primarily traded in markets outside North and South America, the Board has approved the use of a third party fair valuation service. The service uses a multifactor model to calculate a factor that is then applied to adjust the market price for each such security, which are generally categorized as Level 2 in the fair value hierarchy. Additionally, the Board has approved the use of the fair value prices provided by this service on a daily basis without a market trigger or confidence interval filter for all foreign equity securities held by the funds that are primarily traded in markets outside North and South America which are generally categorized as Level 2 in the fair value hierarchy. In the event prices for such foreign securities are not available through the service or another fair value pricing service approved by the Board, the securities may be priced at the average of two or more independent broker-dealer quotations or at the fair value of the security in accordance with the Company’s Valuation Procedures and are generally categorized as Level 2 or Level 3 in the fair value hierarchy.

The valuation techniques used by the funds to measure fair value during the year ended December 31, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs. The funds utilized fair value techniques such as a multi-dimensional relational pricing model and option adjusted spread pricing to estimate prices that would have prevailed in a liquid market given information available at the time of evaluation.

The following is a summary of the inputs used as of December 31, 2012, in valuing each fund’s investments carried at value:

Investment Type	Level 1	Level 2	Level 3	Total
Low Duration Bond Fund
Investments in Securities:
Corporate Obligations	$—	$396,179,904	$—	$396,179,904
Mortgage-Backed Securities	—	39,706,612	—	39,706,612
U.S. Treasury Obligations	—	56,155,814	—	56,155,814
Government Related Obligations	—	25,299,778	—	25,299,778
Asset-Backed Securities	—	41,645,889	—	41,645,889
Money Market Funds	52,160,901	—	—	52,160,901

Total Investments in Securities	$52,160,901	$558,987,997	$—	$611,148,898

Derivative Instruments:
Assets:
Futures	86,081	—	—	86,081

Total Assets	$86,081	$—	$—	$86,081

Liabilities:
Forward Currency Contracts	—	(2,550)	—	(2,550)

Total Liabilities	$—	$(2,550)	$—	$(2,550)

Total Derivative Instruments	$86,081	$(2,550)	$—	$83,531

Inflation Protected Securities Fund
Investments in Securities:
Corporate Obligations	$—	$13,277,953	$—	$13,277,953
U.S. Treasury Obligations	—	602,886,004	—	602,886,004
Government Related Obligations	—	3,743,404	—	3,743,404
Asset-Backed Securities	—	3,649,709	—	3,649,709
Purchased Options	103,891	—	—	103,891
Certificates of Deposit	—	4,504,725	—	4,504,725
Money Market Funds	37,025,421	—	—	37,025,421

Total Investments in Securities	$37,129,312	$628,061,795	$—	$665,191,107

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Investment Type	Level 1	Level 2	Level 3	Total
Derivative Instruments:
Assets:
Futures	$385,096	$—	$—	$385,096
Swap Agreements	—	186,031	—	186,031

Total Assets	$385,096	$186,031	$—	$571,127

Liabilities:
Written Options	(25,188)	(399,649)	—	(424,837)
Swap Agreements	—	(244)	—	(244)
Futures	(141,224)	—	—	(141,224)

Total Liabilities	$(166,412)	$(399,893)	$—	$(566,305)

Total Derivative Instruments	$218,684	$(213,862)	$—	$4,822

Equity Income Fund
Investments in Securities:
Common Stocks	$1,925,861,976	$6,569,117	$—	$1,932,431,093
Convertible Preferred Stocks	4,024,656	—	—	4,024,656
Money Market Funds	204,150,410	—	—	204,150,410

Total Investments in Securities	$2,134,037,042	$6,569,117	$—	$2,140,606,159

Growth & Income Fund
Investments in Securities:
Common Stocks	$1,271,203,123	$3,528,926	$—	$1,274,732,049
Money Market Funds	65,840,495	—	—	65,840,495

Total Investments in Securities	$1,337,043,618	$3,528,926	$—	$1,340,572,544

Growth Fund
Investments in Securities:
Common Stocks	$1,826,294,241	$—	$—	$1,826,294,241
Money Market Funds	109,872,388	—	—	109,872,388

Total Investments in Securities	$1,936,166,629	$—	$—	$1,936,166,629

Select Value Fund
Investments in Securities:
Common Stocks	$342,141,659	$—	$—	$342,141,659
Money Market Funds	38,996,438	—	—	38,996,438

Total Investments in Securities	$381,138,097	$—	$—	$381,138,097

Aggressive Opportunities Fund
Investments in Securities:
Common Stocks	$965,578,358	$7,704,447	$—	$973,282,805
Money Market Funds	251,821,474	—	—	251,821,474

Total Investments in Securities	$1,217,399,832	$7,704,447	$—	$1,225,104,279

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Investment Type	Level 1	Level 2	Level 3	Total
Discovery Fund
Investments in Securities:
Common Stocks	$98,748,812	$3,111,100	$—	$101,859,912
Convertible Preferred Stocks	—	1,239,220	—	1,239,220
Corporate Obligations	—	54,476,785	—	54,476,785
Mortgage-Backed Securities	—	8,775,353	—	8,775,353
Convertible Debt Obligations	—	1,196	—	1,196
U.S. Treasury Obligations	—	24,242,198	—	24,242,198
Government Related Obligations	—	8,743,649	—	8,743,649
Asset-Backed Securities	—	5,143,125	—	5,143,125
Warrants	—	19,045	—	19,045
Money Market Funds	25,621,839	—	—	25,621,839

Total Investments in Securities	$124,370,651	$105,751,671	$—	$230,122,322

Derivative Instruments:
Assets:
Futures	$602,569	$—	$—	$602,569

Total Assets	$602,569	$—	$—	$602,569

Liabilities:
Forward Currency Contracts	—	(557)	—	(557)

Total Liabilities	$—	$(557)	$—	$(557)

Total Derivative Instruments	$602,569	$(557)	$—	$602,012

International Fund
Investments in Securities:
Common Stocks	$146,680,097	$1,139,134,071	$—	$1,285,814,168
Preferred Stocks	—	3,665,339	—	3,665,339
Money Market Funds	44,907,504	—	—	44,907,504

Total Investments in Securities	$191,587,601	$1,142,799,410	$—	$1,334,387,011

Derivative Instruments:
Assets:
Forward Currency Contracts	—	357	—	357

Total Assets	$—	$357	$—	$357

Liabilities:
Forward Currency Contracts	—	(100,909)	—	(100,909)

Total Liabilities	$—	$(100,909)	$—	$(100,909)

Total Derivative Instruments	$—	$(100,552)	$—	$(100,552)

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Investment Type	Level 1	Level 2	Level 3	Total
Diversifying Strategies Fund
Investments in Securities:
Common Stocks	$7,019,638	$24,519,747	$—	$31,539,385
Convertible Preferred Stocks	5,102,650	3,614,856	—	8,717,506
Corporate Obligations	—	339,688,015	—	339,688,015
Mortgage-Backed Securities	—	56,027,312	—	56,027,312
Convertible Debt Obligations	—	346,097,239	—	346,097,239
U.S. Treasury Obligations	—	56,323,577	—	56,323,577
Government Related Obligations	—	34,649,434	—	34,649,434
Asset-Backed Securities	—	47,947,707	—	47,947,707
Purchased Options	515,656	229,421	—	745,077
Certificates of Deposit	—	1,813,782	—	1,813,782
Commercial Paper	—	3,003,844	—	3,003,844
Money Market Funds	34,740,466	—	—	34,740,466

Total Investments in Securities	$47,378,410	$913,914,934	$—	$961,293,344

Derivative Instruments:
Assets:
Purchased Options on Euro-Bund Futures	$85,877	$—	$—	$85,877
Forward Currency Contracts	—	545,993	—	545,993
Futures	204,857	—	—	204,857

Total Assets	$290,734	$545,993	$—	$836,727

Liabilities:
Written Options	—	(114,802)	—	(114,802)
Futures	(736,070)	—	—	(736,070)
Forward Currency Contracts	—	(959,232)	—	(959,232)

Total Liabilities	$(736,070)	$(1,074,034)	$—	$(1,810,104)

Total Derivative Instruments	$(445,336)	$(528,041)	$—	$(973,377)

Core Bond Index Fund
Investments in Securities:
Corporate Obligations	$—	$263,552,934	$—	$263,552,934
Mortgage-Backed Securities	—	391,036,423	—	391,036,423
U.S. Treasury Obligations	—	449,957,474	—	449,957,474
Government Related Obligations	—	125,754,770	—	125,754,770
Asset-Backed Securities	—	4,180,079	—	4,180,079
Money Market Funds	76,653,679	—	—	76,653,679

Total Investments in Securities	$76,653,679	$1,234,481,680	$—	$1,311,135,359

500 Stock Index Fund
Investments in Securities:
Common Stocks	$448,342,932	$—	$—	$448,342,932
U.S. Treasury Obligations	—	274,982	—	274,982
Money Market Funds	19,736,189	—	—	19,736,189

Total Investments in Securities	$468,079,121	$274,982	$—	$468,354,103

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Investment Type	Level 1	Level 2	Level 3	Total
Derivative Instruments:
Liabilities:
Futures	$(12,044)	$—	$—	$(12,044)

Total Liabilities	$(12,044)	$—	$—	$(12,044)

Total Derivative Instruments	$(12,044)	$—	$—	$(12,044)

Broad Market Index Fund
Investments in Securities:
Common Stocks	$548,762,302	$—	$—	$548,762,302
U.S. Treasury Obligations	—	304,981	—	304,981
Rights	—	—	—	—
Warrants	—	—	—	—
Money Market Funds	28,323,177	—	—	28,323,177

Total Investments in Securities	$577,085,479	$304,981	$—	$577,390,460

Derivative Instruments:
Assets:
Futures	$19,033	$—	$—	$19,033

Total Assets	$19,033	$—	$—	$19,033

Liabilities:
Futures	(1,715)	—	—	(1,715)

Total Liabilities	$(1,715)	$—	$—	$(1,715)

Total Derivative Instruments	$17,318	$—	$—	$17,318

Mid/Small Company Index Fund
Investments in Securities:
Common Stocks	$489,788,848	$—	$—	$489,788,848
U.S. Treasury Obligations	—	194,988	—	194,988
Rights	—	—	—	—
Warrants	—	—	—	—
Money Market Funds	61,269,484	—	—	61,269,484

Total Investments in Securities	$551,058,332	$194,988	$—	$551,253,320

Derivative Instruments:
Assets:
Futures	37,427	—	—	37,427

Total Assets	$37,427	$—	$—	$37,427

Total Derivative Instruments	$37,427	$—	$—	$37,427

Overseas Equity Index Fund
Investments in Securities:
Common Stocks	$1,930	$224,366,249	$—	$224,368,179
Preferred Stocks	—	1,388,898	—	1,388,898
Convertible Preferred Stocks	—	4,741	—	4,741
U.S. Treasury Obligations	—	229,985	—	229,985
Rights	—	13,906	—	13,906
Money Market Funds	4,289,525	—	—	4,289,525

Total Investments in Securities	$4,291,455	$226,003,779	$—	$230,295,234

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Investment Type	Level 1	Level 2	Level 3	Total
Derivative Instruments:
Assets:
Forward Currency Contracts	$—	$41,554	$—	$41,554
Futures	4,555	—	—	4,555

Total Assets	$4,555	$41,554	$—	$46,109

Liabilities:
Futures	(10,809)	—	—	(10,809)
Forward Currency Contracts	—	(37,089)	—	(37,089)

Total Liabilities	$(10,809)	$(37,089)	$—	$(47,898)

Total Derivative Instruments	$(6,254)	$4,465	$—	$(1,789)

See Schedule of Investments for identification of securities by industry classification.

As of December 31, 2012 the funds did not hold any significant investments in Level 3. Additionally, there were no transfers in and out of Levels 1 and 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Discovery Fund	Common Stocks
Balance as of December 31, 2011	$183,980
Accrued discounts/(premiums)	—
Realized gain/(loss)	—
Change in unrealized appreciation/(depreciation)	—
Purchases	—
Sales	—
Transfers in to Level 3	—
Transfers out of Level 3	(183,980)

Balance as of December 31, 2012	$—

When Issued Securities

The funds may purchase securities on a when-issued basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of the securities is subject to market fluctuation beginning on the purchase commitment date. Typically, no income accrues on securities that a fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has segregated to cover these positions.

To Be Announced (“TBA”) Securities

A TBA is a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date. The fund also relies on the seller to complete the transaction. The seller’s failure to do so may cause the Fund to miss a price or yield considered advantageous to the fund, and a fund bears the risk of loss in the event of the default or bankruptcy of the seller.

Foreign Currency

The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies will be translated (but not actually converted) into U.S. dollars daily at the closing spot rates supplied by the WM/Reuters Intraday Spot exchange rates provided as of 4:00 pm Eastern Time. Purchases and sales of securities, income receipts and expense payments are translated (but not actually

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

converted) into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, that result from changes in foreign currency exchange rates, have been included in unrealized appreciation/(depreciation) of securities. Net realized foreign currency gains and losses include foreign currency gains and losses resulting from changes in exchange rates between trade date and settlement date on investment securities transactions, gains and losses on foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the funds and the amounts actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains/(losses) from security transactions.

Currency symbols utilized throughout the notes to these financial statements are defined as follows:

AUD	— Australian Dollar	JPY	— Japanese Yen
BRL	— Brazilian Real	MXN	— Mexican Peso
CAD	— Canadian Dollar	NOK	— Norwegian Krona
CHF	— Swiss Franc	NZD	— New Zealand Dollar
EUR	— European Monetary Unit	SEK	— Swedish Krona
GBP	— British Pound	USD	— U.S. Dollar

Options (other than Swaptions)

Exchange traded options normally will be priced based on the last reported sale price or official closing price (if available) on the exchange on which the option is primarily traded, as provided by a pricing service. If on a particular day, an option does not trade on its primary exchange, the fund’s custodian will calculate and use the mean between the closing bid and closing offer reported to the exchange and obtained from a pricing service and such options are generally categorized as Level 1 in the hierarchy.

Purchased options on Euro-Bund futures trade on foreign exchanges and are marked to market daily with variation margin payments received or made by the funds daily based on fluctuation in value. There is no premium paid at the time of purchase. These options are generally categorized as Level 1 in the hierarchy.

Non-exchange traded (i.e., over-the-counter) options normally will be priced using an option valuation model, which incorporates relevant parameters (e.g., implied volatility; current value of underlier). Such prices will be provided by a pricing service and these options are generally categorized as Level 2 in the hierarchy.

In the event a pricing service is unable to provide a price for a particular option, the option may be priced based on the average of two or more independent broker-dealer quotations, pursuant to the Valuation Procedures, or at its fair value determined in accordance with the Valuation Procedures and is generally categorized as Level 2 in the hierarchy.

Futures

Futures contracts normally will be priced at their settlement prices established and reported each day on the exchange on which they are traded, as provided by a pricing service and are generally categorized as Level 1 in the hierarchy. In the event a pricing service is unable to provide a price for a particular futures contract, the value of the contract will be priced at its fair value in accordance with the Valuation Procedures and generally such futures are categorized as Level 2 in the hierarchy.

Futures exchange abbreviations utilized throughout the notes to these financial statements are defined as follows:

CBT	— Chicago Board of Trade Exchange	MIL	— Milan Stock Exchange
CME	— Chicago Mercantile Exchange	MSE	— Montreal Exchange
EOE	— Dutch Options Exchange	NYF	— New York Futures Exchange
EOP	— NYSE — Liffe Exchange	SFE	— Sydney Futures Exchange
EUX	— Eurex Deutschland Exchange	SGX	— Singapore Exchange
HKG	— Hong Kong Futures Exchange	TSE	— Tokyo Stock Exchange
LIF	— Liffe Exchange

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Forward Currency Contracts

Forward currency contracts normally will be priced using the WM/Reuters Intraday Forwards rates provided as of 4:00 pm Eastern Time. In the event WM/Reuters (or a designated pricing service) is unable to provide a rate for a particular contract, the fair value of the contract will be determined in accordance with the Valuation Procedures and generally such contracts are categorized as Level 2 in the hierarchy.

Interest Rate Swaps and Inflation Swaps

Interest rate and inflation swaps normally will be priced based on the applicable swap valuation model (i.e., interest rate or inflation) which incorporates a snapshot of the relevant swap curve (interest rate curve or inflation rate curve, as applicable). Such prices will be provided by a pricing service. In the event a pricing service is unable to provide a price for a particular swap, the swap will be priced at its fair value in accordance with the Valuation Procedures and generally such swaps are categorized as Level 2 in the hierarchy.

Interest Rate Swaptions

Interest rate swaptions normally will be priced based on a snapshot taken of the relevant swap curve, deriving an implied volatility surface from actual and/or indicative broker-dealer swaption prices, and combining them in a swaption valuation model. Such prices will be provided by a pricing service. In the event a pricing service is unable to provide a price for a particular swaption, the swaption will be priced at its fair value in accordance with the Valuation Procedures and generally such swaptions are categorized as Level 2 in the hierarchy.

Total Return Swaps

Total return swaps are normally priced based on a valuation model that incorporates cash flow forecasts for the reference asset and a snapshot of the relevant interest rate swap curve. Such prices will be provided by a pricing service. In the event a pricing service is unable to provide a price for a particular total return swap, the total return swap will be priced at its fair value in accordance with the Valuation Procedures and generally such swaps are categorized as Level 2 in the hierarchy.

Security Transactions and Income Recognition

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts and premiums are amortized for both financial reporting and tax purposes, except for the Core Bond Index Fund, which does not amortize bond premium for tax purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income.

Dividends and Distributions to Shareholders

Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/(loss). Dividends from net investment income, if any, are declared and paid monthly to shareholders of the Core Bond Index, Low Duration Bond, and Inflation Protected Securities Funds. For the remaining funds, dividends from net investment income, if any, are declared and paid annually to shareholders. Distributions from net realized capital gains, if any, are generally declared and paid annually to shareholders. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on investment securities, and differing characterizations of distributions being made by each fund.

Certain differences are permanent, and result in reclassifications among paid-in capital, net investment income or realized gains. These may include net operating losses not utilized during the current year, commission adjustments, pay-down gains and losses, bond premium amortization, foreign currency gains and losses, treasury inflation-protected securities adjustments, taxable over-distributions or returns of capital, distribution reclassifications, and adjustments relating to income received from, or dispositions of, swaps, securities with special dividends, or any real estate investment trust, passive foreign investment company, publicly traded partnership, contingent payment debt instruments, and mutual

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

fund company securities. The following reclassifications were made in the financial statements to present the components of fund net assets and distributions on a tax basis for the year ended December 31, 2012. These reclassifications have no effect on net assets or net asset values per share, and they do not affect the net investment income per share calculations presented in the Financial Highlights.

Fund	Paid-in Capital Increase/(Decrease)	Undistributed Net Investment Income Increase/(Decrease)	Accumulated Net Realized Gain/(Loss) Increase/(Decrease)
Low Duration Bond	$—	$177,275	$(177,275)
Inflation Protected Securities	—	340,690	(340,690)
Equity Income	1,356	2,060,930	(2,062,286)
Growth & Income	—	2,040,021	(2,040,021)
Growth	—	212,097	(212,097)
Select Value	(19,067)	(78,418)	97,485
Aggressive Opportunities	101,293	(2,333,541)	2,232,248
Discovery	—	99,037	(99,037)
International	—	1,969,630	(1,969,630)
Diversifying Strategies	(2,185,849)	8,515,065	(6,329,216)
Core Bond Index	—	8,348,175	(8,348,175)
500 Stock Index	4,266,443	(32,949)	(4,233,494)
Broad Market Index	1,589,150	(137,592)	(1,451,558)
Mid/Small Company Index	1,336,655	(278,120)	(1,058,535)
Overseas Equity Index	1,490,490	(65,679)	(1,424,811)
Model Portfolio Savings Oriented	—	105,973	(105,973)
Model Portfolio Conservative Growth	—	294,333	(294,333)
Model Portfolio Traditional Growth	—	(7,651)	7,651
Model Portfolio Long-Term Growth	—	(134,599)	134,599
Model Portfolio All-Equity Growth	—	(394,755)	394,755
Milestone Retirement Income	—	(11,871)	11,871
Milestone 2010	—	(10,864)	10,864
Milestone 2015	—	(32,175)	32,175
Milestone 2020	—	(46,866)	46,866
Milestone 2025	—	(42,005)	42,005
Milestone 2030	—	(38,387)	38,387
Milestone 2035	—	(29,100)	29,100
Milestone 2040	(3,548)	(53,416)	56,964
Milestone 2045	—	(7,151)	7,151
Milestone 2050	—	477	(477)

Federal Income Taxes

Each fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal tax purposes. Accordingly, each fund intends to make distributions of substantially all of its net investment company taxable income and any net realized capital gains (after reduction for capital loss carry forwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Any taxable income or gains remaining at fiscal year-end are distributed in the following year. Therefore, no provision for federal income or excise taxes was required.

The FASB issued Interpretation ASC 740, “Income Taxes,” (“ASC 740”) which establishes guidelines for recognizing, measuring, and disclosing tax return positions in financial statements. Management has evaluated the Company’s tax positions and determined that the application of ASC 740 had no material impact on the Company’s financial statements. Accordingly, no adjustments for unrecognized tax benefits or related interest or penalties were required as of December 31, 2012. If applicable, the Company recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other Expenses” in the Statement of Operations. The Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease in the next twelve months.

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) changed various technical rules governing the tax treatment of regulated investment companies, which are generally effective beginning with the Company’s taxable year ending December 31, 2011. Under the Act, the funds are permitted to carry forward capital losses incurred in taxable years beginning after the enactment date indefinitely. However, any losses incurred during post-enactment taxable years are required to be utilized prior to the losses incurred in pre-enactment taxable years, which expires according to their original schedule. As a result of this ordering rule, pre-enactment capital loss carry forwards may be more likely to expire unused.

Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered entirely short-term as required under prior law.

At December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gains	Total Distributable Earnings
Inflation Protected Securities	$1,089,819	$763,601	$1,853,420
Equity Income	535,370	15,295,444	15,830,814
Growth & Income	—	928,176	928,176
Growth	431,376	—	431,376
Select Value	—	1,984,903	1,984,903
Aggressive Opportunities	5,344,109	9,772,423	15,116,532
Discovery	2,065,318	2,537,159	4,602,477
International	14,022,526	—	14,022,526
500 Stock Index	68,492	—	68,492
Broad Market Index	5,276,445	2,802,212	8,078,657
Mid/Small Company Index	257,161	3,201,131	3,458,292
Overseas Equity Index	124,144	—	124,144
Model Portfolio Savings Oriented	—	3,284,326	3,284,326
Model Portfolio Conservative Growth	—	5,366,928	5,366,928
Model Portfolio Traditional Growth	—	16,467,874	16,467,874
Model Portfolio Long-Term Growth	—	26,060,959	26,060,959
Model Portfolio All-Equity Growth	4,142,597	7,590,288	11,732,885
Milestone Retirement Income	—	2,220,154	2,220,154
Milestone 2010	—	2,883,198	2,883,198
Milestone 2015	—	5,314,654	5,314,654
Milestone 2020	—	5,660,708	5,660,708
Milestone 2025	—	4,629,419	4,629,419
Milestone 2030	—	4,079,826	4,079,826
Milestone 2035	—	3,018,918	3,018,918
Milestone 2040	32,301	3,868,117	3,900,418
Milestone 2045	—	2,280,318	2,280,318
Milestone 2050	—	7,966	7,966

The tax character of distributions during 2012 was as follows:

Fund	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Gains	Return of Capital	Total Distributions
Low Duration Bond	$9,121,831	$74,114	$—	$9,195,945
Inflation Protected Securities	18,143,128	15,222,321	—	33,365,449
Equity Income	41,422,148	53,829,326	—	95,251,474
Growth & Income	19,726,072	21,289,603	—	41,015,675
Growth	11,011,407	—	—	11,011,407
Select Value	5,580,470	6,557,777	—	12,138,247
Aggressive Opportunities	2,304,541	43,084,081	—	45,388,622

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Fund	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Gains	Return of Capital	Total Distributions
Discovery	$4,690,497	$8,483,074	$—	$13,173,571
International	31,260,095	—	—	31,260,095
Diversifying Strategies	16,028,717	2,847,633	—	18,876,350
Core Bond Index	37,975,608	—	—	37,975,608
500 Stock Index	8,784,902	—	—	8,784,902
Broad Market Index	11,312,422	4,339,845	—	15,652,267
Mid/Small Company Index	10,462,333	15,920,886	—	26,383,219
Overseas Equity Index	6,613,749	—	—	6,613,749
Model Portfolio Savings Oriented	6,259,037	1,798,094	—	8,057,131
Model Portfolio Conservative Growth	11,913,449	3,620,104	—	15,533,553
Model Portfolio Traditional Growth	25,650,562	16,867,880	—	42,518,442
Model Portfolio Long-Term Growth	31,338,840	30,431,408	—	61,770,248
Model Portfolio All-Equity Growth	7,107,423	4,015,888	—	11,123,311
Milestone Retirement Income	4,331,325	2,890,968	—	7,222,293
Milestone 2010	4,231,454	4,505,139	—	8,736,593
Milestone 2015	7,842,787	4,995,120	—	12,837,907
Milestone 2020	8,501,616	3,889,473	—	12,391,089
Milestone 2025	6,871,979	3,068,946	—	9,940,925
Milestone 2030	5,347,663	2,658,644	—	8,006,307
Milestone 2035	3,475,580	1,845,402	—	5,320,982
Milestone 2040	3,367,926	299,205	—	3,667,131
Milestone 2045	970,078	678,897	—	1,648,975
Milestone 2050	10,052	607	—	10,659

The tax character of distributions during 2011 was as follows:

Fund	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Gains	Total Distributions
Low Duration Bond	$10,532,013	$—	$10,532,013
Inflation Protected Securities	17,944,572	7,954,674	25,899,246
Equity Income	43,691,700	32,862,295	76,553,995
Growth & Income	13,366,132	—	13,366,132
Growth	9,226,338	—	9,226,338
Select Value	2,974,231	—	2,974,231
Aggressive Opportunities	18,772,215	63,629,518	82,401,733
Discovery	2,156,271	—	2,156,271
International	28,267,374	—	28,267,374
Diversifying Strategies	1,880,043	11,386,188	13,266,231
Core Bond Index	40,150,525	—	40,150,525
500 Stock Index	6,825,623	—	6,825,623
Broad Market Index	8,529,205	—	8,529,205
Mid/Small Company Index	6,542,637	14,883,091	21,425,728
Overseas Equity Index	5,795,201	—	5,795,201
Model Portfolio Savings Oriented	5,782,341	—	5,782,341
Model Portfolio Conservative Growth	10,020,684	—	10,020,684
Model Portfolio Traditional Growth	29,272,914	3,332,490	32,605,404
Model Portfolio Long-Term Growth	32,241,740	22,158,134	54,399,874
Model Portfolio All-Equity Growth	9,622,281	—	9,622,281
Milestone Retirement Income	4,033,272	4,193,183	8,226,455
Milestone 2010	4,370,084	1,721,112	6,091,196
Milestone 2015	7,477,460	2,136,550	9,614,010

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Fund	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Gains	Total Distributions
Milestone 2020	$6,588,924	$1,368,890	$7,957,814
Milestone 2025	5,025,002	1,252,114	6,277,116
Milestone 2030	3,824,527	545,351	4,369,878
Milestone 2035	2,407,747	428,966	2,836,713
Milestone 2040	2,491,014	—	2,491,014
Milestone 2045	613,903	301,785	915,688

At December 31, 2012, the following funds had net capital loss carryovers:

Post-enactment losses incurred that will be carried forward under the provisions of the Act are as follows:

	Loss Carryforward Character
Fund	Short Term	Long Term
International	$5,207,172	$—
Overseas Equity Index	—	2,093,970

At December 31, 2012, the following funds had pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiring December 31
Fund	2015	2016
Growth	$—	$32,260,408
International	—	—
Core Bond Index	457,462	2,798,291
500 Stock Index	—	3,908,427
Overseas Equity Index	—	—

	Expiring December 31
Fund	2017	2018
Growth	$326,415,305	$—
International	144,731,133	—
Core Bond Index	4,404,280	—
500 Stock Index	1,199,321	—
Overseas Equity Index	2,991,434	444,126

At December 31, 2012, the following funds elected to defer post-October net capital losses and specified losses of:

Fund	Capital Losses	Specified Losses
Aggressive Opportunities	$—	$57,702
Low Duration Bond	259	121,060
Equity Income	—	208
Growth & Income	1,385,808	—
Growth	1,154,758	—
International	34,469	12,333
Discovery	—	159,713
Diversifying Strategies	1,438,707	738,089
Core Bond Index	321,752	—
500 Stock Index	639	—
Broad Market Index	53,313	—
Overseas Equity Index	1,027,623	24,784

3.	Investments in Derivative Instruments

Some of the funds use derivative instruments in pursuing their investment objectives. The following table and discussion provides more detailed information about a fund’s derivative usage. The table below shows the average monthly notional balance, settlement value, or market value (as applicable) of the derivative instruments held by each fund during the reporting period.

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

	Low Duration Bond Fund	Inflation Protected Securities Fund	Discovery Fund	Diversifying Strategies Fund
Futures Contracts:
Average Notional Balance Long	$978,487	$31,382,042	$102,146,260	$71,330,821
Average Notional Balance Short	8,296,140	26,985,760	2,488,518	141,660,674
Forward Foreign Currency Exchange Contracts:
Average Settlement Value—To be Paid	$594,579	$—	$206,202	$242,474,381
Average Settlement Value—To be Received	3,467,833	—	1,089,133	222,662,685
Exchange-Traded Options:
Average Market Value Purchased	$—	$80,819	$—	$4,785,246
Average Market Value Written	—	34,883	—	—
Average Market Value Purchased Options on Euro-Bund futures	—	—	—	7,616,981
Over the Counter Options:
Average Market Value Purchased	$—	$—	$—	$318,699
Average Market Value Written	—	—	—	480,934
Swaptions:
Average Notional Balance Purchased	$—	$1,030,769	$—	$—
Average Notional Balance Written	—	41,384,615	—	—
Inflation Linked Swaps:
Average Notional Balance—Pays Fixed Rate	$—	$2,392,308	$—	$—
Average Notional Balance—Receives Fixed Rate	—	—	—	—
Interest Rate Swaps:
Average Notional Balance—Pays Fixed Rate	$—	$1,300,000	$—	$—
Average Notional Balance—Receives Fixed Rate	—	4,269,231	—	—

	500 Stock Index Fund	Broad Market Index Fund	Mid/Small Company Index Fund	Overseas Equity Index Fund
Futures Contracts:
Average Notional Balance Long	$10,118,566	$9,156,892	$6,786,108	$4,860,939
Average Notional Balance Short	—	—	—	—
Forward Foreign Currency Exchange Contracts:
Average Settlement Value—To be Paid	$—	$—	$—	$7,004,787
Average Settlement Value—To be Received	—	—	—	3,574,163

	International Fund
Forward Foreign Currency Exchange Contracts:
Average Settlement Value—To be Paid	$392,210
Average Settlement Value—To be Received	13,755,185

Futures Contracts (“Futures”)

A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date.

Certain funds may enter into futures to manage certain risks. These risks may include interest rate risk (the risk that interest rates will rise, causing fixed income securities prices to fall), credit risk (the risk that the issuer of a fixed

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

income security will default on its obligation to pay interest and/or principal in a timely manner on the instrument), stock market risk (the risk that stock prices overall will decline over short or extended periods), or foreign currency risk (the risk that foreign currency values will decline relative to the U.S. dollar). Certain funds may use futures to seek to increase portfolio value, by increasing or decreasing their exposure to changes in the market value of the specific underlying security, foreign currency, or index.

Futures may be used by the following funds for the following purposes:

	Manage Risk:				Obtain or Adjust Investment Exposure:
Fund	Interest Rate Risk	Credit Risk	Stock Market Risk	Foreign Currency Risk	To Certain Assets or Asset Classes	To Foreign Currencies
Low Duration Bond	*	*		*	*	*
Inflation Protected Securities	*	*		*	*	*
Equity Income			*	*	*
Growth & Income			*	*	*
Growth			*	*	*
Select Value			*	*	*
Aggressive Opportunities			*	*	*
Discovery	*	*	*	*	*	*
International			*	*	*	*
Diversifying Strategies	*	*	*	*	*	*
Core Bond Index	*				*
500 Stock Index					*
Broad Market Index					*
Mid/Small Company Index					*
Overseas Equity Index				*	*

Upon entering into the futures contract, the fund agrees to deposit an amount equal to a certain percentage of the contract notional value (initial margin). The fund agrees to subsequently receive or pay an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the fund as unrealized gains or losses. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses are a component of net realized gain (loss) on futures in the Statement of Operations.

Use of futures may involve risks different from, or possibly greater than, the risks associated with more traditional investments, and may involve a small amount of investment relative to the amount of risk assumed. Risks associated with futures include: the risk that a particular future may be difficult to purchase or sell (liquidity risk); the risk that certain futures may be more sensitive than traditional investments to interest rate changes and market price fluctuations (interest rate and market risks); the risk of mispricing or improper valuation of the future, and the inability of the future to correlate perfectly, or at all, with the value of the underlying asset, reference rate, or index it is designed to closely track (valuation risk); the risk that the fund may lose substantially more than the amount invested and that the fund may be forced to liquidate portfolio positions when it may not be advantageous to do so (leverage risk).

During the year ended December 31, 2012, the following funds purchased and/or sold futures contracts: Low Duration Bond Fund, Inflation Protected Securities Fund, Discovery Fund, Diversifying Strategies Fund, 500 Stock Index Fund, Broad Market Index Fund, Mid/Small Company Index Fund, and Overseas Equity Index Fund.

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

As of December 31, 2012, the following funds had open futures contracts outstanding:

Low Duration Bond Fund

Number of Contracts	Exchange	Contract	Expiration Date	Contract Value	Net Unrealized Appreciation
Sold
7	TSE	Japan 10 Year Bond	March 2013	$11,606,741	$86,081

Inflation Protected Securities Fund
Number of Contracts	Exchange	Contract	Expiration Date	Contract Value	Net Unrealized Appreciation/ (Depreciation)
Purchased
258	CBT	U.S. 10 Year Treasury Note	March 2013	$34,257,563	$(131,314)
21	CBT	U.S. 5 Year Treasury Note	March 2013	2,612,695	(7,214)

					$(138,528)

Sold
42	CBT	U.S. 2 Year Treasury Note	March 2013	$9,259,688	$(2,696)
48	CBT	U.S. Long Bond	March 2013	7,080,000	98,545
100	CBT	U.S. Ultra Bond	March 2013	16,259,375	286,551

					$382,400

					$243,872

Discovery Fund
Number of Contracts	Exchange	Contract	Expiration Date	Contract Value	Net Unrealized Appreciation
Purchased
1,246	NYF	E-MINI Russell 2000 Index	March 2013	$105,486,360	$577,975

Sold
2	TSE	Japan 10 Year Bond	March 2013	$3,316,212	$24,594

					$602,569

Diversifying Strategies Fund
Number of Contracts	Exchange	Contract	Expiration Date	Contract Value	Net Unrealized Appreciation/ (Depreciation)
Purchased
89	EOE	Amsterdam Index	January 2013	$8,061,172	$(6,490)
43	SFE	Australian Government 10 Year Bond	March 2013	5,506,586	27,730
61	EUX	DAX Index	March 2013	15,335,460	(52,091)
80	CME	E-MINI S&P 500 Index	March 2013	5,680,400	11,657
38	LIF	FTSE 100 Index	March 2013	3,609,918	(29,687)
1	MIL	FTSE/MIB Index	March 2013	107,602	1,381
18	SFE	SPI 200 Index	March 2013	2,157,068	14,820

					$(32,680)

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Number of Contracts	Exchange	Contract	Expiration Date	Contract Value	Net Unrealized Appreciation/ (Depreciation)
Sold
36	SGX	10 Year Mini-JGB	March 2013	$5,967,934	$27,781
4	EOP	CAC40 10 Euro Future	January 2013	192,290	(127)
64	MSE	Canadian Government 10 Year Bond	March 2013	8,720,780	32,827
61	HKG	Hang Seng Index	January 2013	8,922,338	(27,806)
8	TSE	Japan 10 Year Bond	March 2013	13,264,847	88,661
19	MSE	S&P/TSX 60 Index	March 2013	2,717,724	(38,868)
62	TSE	TOPIX Index	March 2013	6,165,291	(549,815)
26	CBT	U.S. 5 Year Treasury Note	March 2013	3,234,766	(2,907)
69	LIF	UK Gilt Long Bond	March 2013	13,329,392	(28,279)

					$(498,533)

					$(531,213)

500 Stock Index Fund
Number of Contracts	Exchange	Contract	Expiration Date	Contract Value	Net Unrealized Depreciation
Purchased
63	CME	E-MINI S&P 500 Index	March 2013	$4,473,315	$(12,044)

Broad Market Index Fund
Number of Contracts	Exchange	Contract	Expiration Date	Contract Value	Net Unrealized Appreciation/ (Depreciation)
Purchased
7	NYF	E-MINI Russell 2000 Index	March 2013	$592,620	$12,437
62	CME	E-MINI S&P 500 Index	March 2013	4,402,310	(1,715)
6	CME	E-MINI S&P MidCap 400 Index	March 2013	610,860	6,596

					$17,318

Mid/Small Company Index Fund
Number of Contracts	Exchange	Contract	Expiration Date	Contract Value	Net Unrealized Appreciation
Purchased
17	NYF	E-MINI Russell 2000 Index	March 2013	$1,439,220	$23,121
14	CME	E-MINI S&P MidCap 400 Index	March 2013	1,425,340	14,306

					$37,427

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Overseas Equity Index Fund

Number of Contracts	Exchange	Contract	Expiration Date	Contract Value	Net Unrealized Appreciation/ (Depreciation)
Purchased
37	EUX	DJ Euro STOXX 50	March 2013	$1,277,117	$2,117
14	LIF	FTSE 100 Index	March 2013	1,329,970	(8,095)
5	SFE	SPI 200 Index	March 2013	599,186	(2,714)
11	TSE	TOPIX Index	March 2013	1,093,842	2,438

					$(6,254)

Forward Currency Contracts

A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract.

Certain funds may enter into forward currency contracts to manage foreign currency risk. Foreign currency risk is the risk that a fund’s investment in or exposure to foreign currencies or securities denominated in foreign currencies may cause the fund to experience gains or losses solely based on changes in the exchange rate between foreign currencies and the U.S. dollar, or, in the case of hedged positions, the risk that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by a fund denominated in those currencies. Certain funds also may enter into forward currency contracts to obtain or adjust investment exposure to a foreign currency.

Forward currency contracts may be used by the following funds for the following purposes:

Fund	Manage Foreign Currency Risk	Obtain or Adjust Investment Exposure to Foreign Currencies
Low Duration Bond	*	*
Inflation Protected Securities	*	*
Equity Income	*
Growth & Income	*
Growth	*
Select Value	*
Aggressive Opportunities	*
Discovery	*	*
International	*	*
Diversifying Strategies	*	*
Overseas Equity Index	*

Risks of entering into forward currency contracts include the possibility that a fund may lose money. For example, foreign currency values may change unfavorably relative to the U.S. dollar, there may be an illiquid market or a change in the value of the contracts may not correlate with changes in the value of the underlying currency. The use of over-the-counter forward currency contracts includes counterparty risk, which is the risk that the other party to a contract may not fulfill its obligations.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward currency contracts are components of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on forward currency contracts and foreign currency transactions in the Statement of Operations, respectively.

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

During the year ended December 31, 2012, the following funds purchased and/or sold forward foreign currency exchange contracts: Low Duration Bond Fund, Discovery Fund, International Fund, Diversifying Strategies Fund, and Overseas Equity Index Fund.

As of December 31, 2012, the following funds had open forward currency contracts outstanding:

Low Duration Bond Fund

Contract Type	Counterparty	Currency to Deliver	In Exchange For	Exchange Date	Foreign Currency Cost/Proceeds (U.S.$)	U.S. Dollar Value at December 31, 2012	Net Unrealized Depreciation
Sale	Citibank NA	EUR	USD	01/09/2013	$270,694	$273,244	$(2,550)

Discovery Fund
Contract Type	Counterparty	Currency to Deliver	In Exchange For	Exchange Date	Foreign Currency Cost/Proceeds (U.S.$)	U.S. Dollar Value at December 31, 2012	Net Unrealized Depreciation
Sale	HSBC Bank plc	BRL	USD	01/16/2013	$247,082	$247,639	$(557)

International Fund
Contract Type	Counterparty	Currency to Deliver	In Exchange For	Exchange Date	Foreign Currency Cost/Proceeds (U.S.$)	U.S. Dollar Value at December 31, 2012	Net Unrealized Appreciation/ (Depreciation)
Purchase	JPMorgan Chase Bank NA	USD	AUD	01/31/2013	$942,546	$942,903	$357

Sale	JPMorgan Chase Bank NA	AUD	USD	01/31/2013	$12,175,479	$12,276,388	$(100,909)

							$(100,552)

Diversifying Strategies Fund
Contract Type	Counterparty	Currency to Deliver	In Exchange For	Exchange Date	Foreign Currency Cost/Proceeds (U.S.$)	U.S. Dollar Value at December 31, 2012	Net Unrealized Appreciation/ (Depreciation)
Purchase	Deutsche Bank AG	USD	AUD	01/04/2013	$15,969,039	$15,815,101	$(153,938)
Purchase	Deutsche Bank AG	USD	CAD	01/04/2013	33,683,165	33,432,125	(251,040)
Purchase	Deutsche Bank AG	USD	CHF	01/04/2013	1,062,433	1,058,678	(3,755)
Purchase	Goldman Sachs International	USD	CHF	03/21/2013	8,488	8,479	(9)
Purchase	Deutsche Bank AG	USD	GBP	01/04/2013	5,399,954	5,429,487	29,533
Purchase	Deutsche Bank AG	USD	JPY	01/07/2013	13,844,335	13,461,968	(382,367)
Purchase	Deutsche Bank AG	USD	NOK	01/04/2013	5,968,986	5,968,874	(112)
Purchase	Deutsche Bank AG	USD	NZD	01/04/2013	7,545,103	7,460,358	(84,745)
Purchase	Deutsche Bank AG	USD	SEK	01/04/2013	14,399,869	14,482,903	83,034

							$(763,399)

Sale	Deutsche Bank AG	AUD	USD	01/04/2013	$4,165,201	$4,154,732	$10,469
Sale	JPMorgan Chase Bank NA	BRL	USD	01/16/2013	602,954	604,959	(2,005)
Sale	Deutsche Bank AG	CAD	USD	01/04/2013	2,551,350	2,553,256	(1,906)
Sale	Deutsche Bank AG	CHF	USD	01/04/2013	1,511,485	1,528,002	(16,517)
Sale	Deutsche Bank AG	EUR	USD	01/04/2013	53,026,505	52,776,727	249,778
Sale	JPMorgan Chase Bank NA	EUR	USD	01/09/2013	1,587,657	1,602,503	(14,846)
Sale	Deutsche Bank AG	GBP	USD	01/04/2013	14,337,003	14,314,683	22,320
Sale	JPMorgan Chase Bank NA	GBP	USD	01/09/2013	1,676,629	1,692,659	(16,030)

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Contract Type	Counterparty	Currency to Deliver	In Exchange For	Exchange Date	Foreign Currency Cost/Proceeds (U.S.$)	U.S. Dollar Value at December 31, 2012	Net Unrealized Appreciation/ (Depreciation)
Sale	Deutsche Bank AG	JPY	USD	01/07/2013	$3,184,673	$3,104,060	$80,613
Sale	JPMorgan Chase Bank NA	JPY	USD	01/09/2013	1,454,292	1,384,046	70,246
Sale	JPMorgan Chase Bank NA	MXN	USD	01/30/2013	2,458,011	2,489,973	(31,962)

							$350,160

							$(413,239)

Overseas Equity Index Fund

Contract Type	Counterparty	Currency to Deliver	In Exchange For	Exchange Date	Foreign Currency Cost/Proceeds (U.S.$)	U.S. Dollar Value at December 31, 2012	Net Unrealized Appreciation/ (Depreciation)
Purchase	Bank of America NA	USD	AUD	03/21/2013	$76,798	$75,862	$(936)
Purchase	Citibank NA	USD	AUD	03/21/2013	474,812	474,990	178
Purchase	Deutsche Bank AG	USD	AUD	03/21/2013	63,860	63,077	(783)
Purchase	Citibank NA	USD	EUR	03/21/2013	1,145,770	1,143,866	(1,904)
Purchase	Credit Suisse International	USD	EUR	03/21/2013	34,335	34,607	272
Purchase	Deutsche Bank AG	USD	EUR	03/21/2013	87,399	88,435	1,036
Purchase	Royal Bank of Scotland	USD	EUR	03/21/2013	353,976	359,101	5,125
Purchase	UBS AG	USD	EUR	03/21/2013	140,247	139,483	(764)
Purchase	Westpac Banking Corp.	USD	EUR	03/21/2013	87,379	88,435	1,056
Purchase	Barclays Bank plc	USD	GBP	03/21/2013	131,002	131,815	813
Purchase	Citibank NA	USD	GBP	03/21/2013	1,111,165	1,117,348	6,183
Purchase	HSBC Bank plc	USD	GBP	03/21/2013	456,309	459,280	2,971
Purchase	Barclays Bank plc	USD	JPY	03/21/2013	95,744	91,271	(4,473)
Purchase	Citibank NA	USD	JPY	03/21/2013	1,141,615	1,137,317	(4,298)
Purchase	UBS AG	USD	JPY	03/21/2013	360,141	343,353	(16,788)

							$(12,312)

Sale	Credit Suisse International	AUD	USD	03/21/2013	$42,759	$42,130	$629
Sale	Credit Suisse International	AUD	USD	03/21/2013	238,916	239,044	(128)
Sale	Citibank NA	AUD	USD	03/21/2013	118,830	119,058	(228)
Sale	Credit Suisse International	EUR	USD	03/21/2013	274,825	276,984	(2,159)
Sale	Citibank NA	EUR	USD	03/21/2013	316,408	314,761	1,647
Sale	Credit Suisse International	EUR	USD	03/21/2013	419,394	418,713	681
Sale	Credit Suisse International	GBP	USD	03/21/2013	167,259	168,415	(1,156)
Sale	Credit Suisse International	GBP	USD	03/21/2013	477,304	479,907	(2,603)
Sale	Citibank NA	GBP	USD	03/21/2013	191,256	192,125	(869)

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Contract Type	Counterparty	Currency to Deliver	In Exchange For	Exchange Date	Foreign Currency Cost/Proceeds (U.S.$)	U.S. Dollar Value at December 31, 2012	Net Unrealized Appreciation/ (Depreciation)
Sale	Credit Suisse International	JPY	USD	03/21/2013	$369,671	$356,349	$13,322
Sale	Credit Suisse International	JPY	USD	03/21/2013	397,660	392,234	5,426
Sale	Citibank NA	JPY	USD	03/21/2013	297,776	295,561	2,215

							$16,777

							$4,465

Option Contracts (“Options”)

An option gives the holder the right but not the obligation to enter into a transaction (e.g., the purchase or sale of a security, an index of securities or another instrument, such as a futures contract) with another party on or before a specific date at a specified price (called the strike price). The counterparty is obligated to enter into the transaction if the holder elects to exercise the option. A call option gives the holder the right to purchase the underlying security or instrument from the other party; a put option gives the holder the right to sell the underlying security or instrument to the other party.

Certain funds may enter into options to manage certain risks. These risks may include interest rate risk (the risk that interest rates will rise, causing prices of fixed income securities to fall), credit risk (the risk that the issuer of a fixed income security will default on its obligation to pay interest and/or principal on the instrument in a timely manner), stock market risk (the risk that stock prices overall will decline over short or extended periods), and foreign currency risk (the risk that foreign currency values will decline relative to the U.S. dollar). Some funds also may use options, including options on Euro-Bund futures contracts, to obtain or adjust investment exposure to certain assets, asset classes, or foreign currencies.

Option contracts may be used by the following funds for the following purposes:

	Manage Risk:				Obtain or Adjust Investment Exposure:
Fund	Interest Rate Risk	Credit Risk	Stock Market Risk	Foreign Currency Risk	To Certain Assets or Asset Classes	To Foreign Currencies
Low Duration Bond	*	*		*	*	*
Inflation Protected Securities	*	*		*	*	*
Equity Income			*		*
Growth & Income			*		*
Growth			*		*
Select Value			*		*
Aggressive Opportunities			*		*
Discovery	*	*	*	*	*	*
International			*	*	*	*
Diversifying Strategies	*	*	*	*	*	*

Purchases of put and call options are recorded as an investment, the value of which is marked to market at each valuation date. When a purchased option expires, the fund will realize a loss equal to the premium paid. When a fund enters into a closing sale transaction, the fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When a fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When a fund exercises a call option, the cost of the security that the fund purchases upon

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

exercise will be increased by the premium originally paid. When a fund writes (sells) a call or put option, an amount equal to the premium received by the fund is recorded as a liability, and the value of each option is marked to market at each valuation date. When a written option expires, the fund realizes a gain equal to the amount of the premium originally received. When a fund enters into a closing purchase transaction, the fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium originally received when the option was sold/written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security that the fund purchased upon exercise. Option contract transactions may incur a commission, in addition to the premium paid or received. Options written are reported as a liability in a fund’s Statement of Assets and Liabilities.

Purchased options on Euro-Bund futures are recorded, accounted for and reported in the financial statements very much like futures contracts. There is no premium paid at the time of purchase and they are marked to market daily with variation margin payments received or made by the funds daily based on fluctuation in value and recorded as unrealized gain or loss. At the expiration of the option, the accumulated variation margin received or paid is recorded as realized gain or loss. If the option is exercised, the transaction is recorded as a normal purchase or sale of a futures contract.

A risk in writing (selling) a call option is that the fund gives up the opportunity for profit if the market price of the security increases to or above the strike price and the option is exercised. A risk in writing (selling) a call option on a futures contract, including a Euro-Bund futures contract, is that the fund may incur a loss if the market value of the underlying futures contract increases and the option is exercised. A risk in writing a put option is that the fund may incur a loss if the market price of the security, or futures contract including a Euro-Bund futures contract, decreases and the option is exercised. A risk in buying an option, including an option on a Euro-Bund futures contract, is that the fund pays a premium whether or not the option is exercised. The use of over-the-counter option contracts may also include counterparty risk, which is the risk that the other party to the contract may not fulfill its obligations.

During the year ended December 31, 2012, the following funds purchased and/or sold put and/or call options: Inflation Protected Securities Fund and Diversifying Strategies Fund.

Written option activity for the year ended December 31, 2012 was as follows:

	Call Options		Put Options		Total
Inflation Protected Securities Fund	Number of Contracts	Premium	Number of Contracts	Premium	Number of Contracts	Premium
Beginning balance as of 12/31/2011	37	$21,010	—	$—	37	$21,010

Written	71	44,231	672	380,212	743	424,443
Closed	—	—	(219)	(203,564)	(219)	(203,564)
Expired	(37)	(21,010)	(412)	(168,403)	(449)	(189,413)

Ending balance as of 12/31/2012	71	$44,231	41	$8,245	112	$52,476

	Call Options		Put Options		Total
Diversifying Strategies Fund	Number of Contracts	Premium	Number of Contracts	Premium	Number of Contracts	Premium
Beginning balance as of 12/31/2011	2,700	$554,178	—	$—	2,700	$554,178

Written	12,820	1,985,012	—	—	12,820	1,985,012
Closed	(14,510)	(2,384,688)	—	—	(14,510)	(2,384,688)
Expired	—	—	—	—	—	—

Ending balance as of 12/31/2012	1,010	$154,502	—	$—	1,010	$154,502

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

As of December 31, 2012, the following funds had open written option contracts or open purchased option contracts on Euro-Bund futures:

Inflation Protected Securities Fund

Option Type	Description	# Contracts	Strike Price	Expiration Date	Unrealized Gain/(Loss)
Written Call	U.S. Long Bond	71	155.00	2/22/2013	$33,137
Written Put	U.S. Long Bond	41	144.00	1/25/2013	$(5,849)

					$27,288

Diversifying Strategies Fund
Option Type	Description	# Contracts	Strike Price	Expiration Date	Unrealized Gain/(Loss)
Written Call	Swiss Market Index	1,010	6,846.11	3/15/2013	$39,700

Option Type	Description	# Contracts	Strike Price	Expiration Date	Unrealized Gain/(Loss)
Purchased Call	Euro-Bund	36	EUR 120.00	2/22/2013	$85,877

Swap Agreements (“Swaps”)

Swaps are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a typical “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, such as specified interest rates, a particular foreign currency, or a “basket” of securities or commodities as represented by a particular index. The gross returns to be exchanged or “swapped” between the parties are generally calculated based on the return on or change in value of a “notional amount”, i.e. the predetermined dollar amount on which the dollar amount of gross returns are calculated.

Swap contract provisions and underlying assets are varied and customized to the specifications of the swap parties. Total return swaps are contracts in which one party agrees to make payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indexes during the specified period, in return for payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced fixed income security in the event of a default or other agreed upon credit related event by the issuer of the debt obligation. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Inflation rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive a fixed rate in exchange for the rate of change of an inflation index with respect to a notional amount of principal.

Certain funds may enter into swaps to manage certain risks (e.g. interest rate risk, which is the risk that interest rates will rise, causing prices of fixed income securities to fall, and credit risk, which is the risk that the issuer of a fixed income security will default on its obligation to pay interest and/or principal on the instrument in a timely manner). Some funds also may use swaps to manage foreign currency risk or to obtain or adjust investment exposure to certain assets or asset classes.

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Swaps may be used by the following funds for the following purposes:

	Manage Risk:			Obtain or Adjust Investment Exposure:
Fund	Interest Rate Risk	Credit Risk	Foreign Currency Risk	To Certain Assets or Asset Classes
Low Duration Bond	*	*	*	*
Inflation Protected Securities	*	*	*	*
Discovery	*	*	*	*
Diversifying Strategies	*	*	*	*
Core Bond Index	*	*		*

The risks of entering into swaps include the possible lack of liquidity and unfavorable changes in the underlying investments or instruments. The use of swaps may also include counterparty risk, which is the risk that the other party to a swap may not fulfill its obligations.

In certain types of swap transactions, the risk of loss is increased because the fund may be required to make additional or higher payments to the counterparty as a result of market volatility. In addition, swaps are not traded on exchanges or other organized markets and are generally illiquid.

Swap value changes, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation (depreciation) on swaps. A realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of a swap. Net realized and unrealized gains and losses occurring during the holding period of swaps are a component of net realized gain (loss) on swaps and change in net unrealized appreciation (depreciation) on swaps in the Statement of Operations, respectively.

During the year ended December 31, 2012, the Inflation Protected Securities Fund participated in interest rate and inflation linked swaps. As of December 31, 2012 the following swaps were outstanding:

Inflation Protected Securities Fund

Interest Rate Swaps
	Rates Exchanged				Net Unrealized Appreciation/ (Depreciation)
Swap Counterparty	Payments Made By The Fund	Payments Received By The Fund	Termination Date	Notional Amount
Citibank NA	1.50%	3 Month Libor	01/04/2018	USD 100,000	$(244)
Deutsche Bank AG	2.50%	3 Month Libor	12/19/2042	USD 1,400,000	38,838
Goldman Sachs	2.75%	3 Month Libor	06/20/2042	USD 2,300,000	107,672

					$146,266

Inflation Linked Swaps

	Rates Exchanged				Net Unrealized Appreciation/ (Depreciation)
Swap Counterparty	Payments Made By The Fund	Payments Received By The Fund	Termination Date	Notional Amount
BNP Paribas SA	2.25%	CPI Urban Consumers NSA	07/15/2017	USD 5,100,000	$5,471
BNP Paribas SA	2.50%	CPI Urban Consumers NSA	07/15/2022	USD 3,700,000	18,338
Deutsche Bank AG	2.50%	CPI Urban Consumers NSA	07/15/2022	USD 700,000	8,562
Royal Bank of Scotland plc	2.25%	CPI Urban Consumers NSA	07/15/2017	USD 4,200,000	7,150

					$39,521

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Swap Options (“Swaptions”)

A swaption is a contract that gives the holder the right (but not the obligation), in return for the payment of a premium, to enter into a new swap agreement, or shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

Certain funds may enter into swaptions to manage certain risks (e.g., interest rate risk, which is the risk that interest rates will rise, causing bond prices to fall, and credit risk, which is the risk that the issuer of a debt instrument will default on its obligation to pay interest and/or principal on the instrument in a timely manner). Some funds also may use swaptions to manage foreign currency risk or to obtain or adjust investment exposure to certain assets or asset classes.

Swaptions may be used by the following funds for the following purposes:

	Manage Risk:		Obtain or Adjust Investment Exposure:
Fund	Interest Rate Risk	Credit Risk	To Certain Assets or Asset Classes
Low Duration Bond	*	*	*
Inflation Protected Securities	*	*	*
Discovery	*	*	*
Diversifying Strategies	*	*	*
Core Bond Index	*	*	*

When a fund purchases a swaption, it risks losing the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes a swaption, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement (i.e., the fund may be required to enter into a new swap agreement, or to shorten, extend, cancel, or otherwise modify an existing swap agreement, even when there has been an unfavorable change in the value of the underlying swap). The use of swaptions includes counterparty risk, which is the risk that the other party to a swaption may not fulfill its obligations.

When a fund writes a call or put swaption, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the swaption written. These liabilities are reflected as written options at value on the Statement of Assets and Liabilities. Certain swaptions may be written with premiums to be determined on a future date. Premiums received from writing swaptions that expire are treated as realized gains. Premiums received from writing swaptions that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying swap to determine the realized gain or loss.

Funds may also purchase put and call swaptions. Purchasing put or call swaptions tends to increase the fund’s potential opportunity to benefit from favorable market value changes in the underlying swap without obligating the fund to participate in unfavorable market changes that may occur. The fund pays a premium that is included on the fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the swaption. Premiums paid for purchasing swaptions that expire are treated as realized losses. Certain swaptions may be purchased with premiums to be determined on a future date. The premiums for these swaptions are based upon implied volatility parameters at specified terms. When a fund enters into a closing sale transaction, the fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the swaption. When a fund exercises a put swaption, it will realize a gain or loss from the underlying swap and the proceeds will be decreased by the premium originally paid. When a fund exercises a call swaption, the cost of the swap that the fund purchases upon exercise will be increased by the premium originally paid. Swaptions written are reported as a liability in a fund’s Statement of Assets and Liabilities. Gains and losses are reported in a fund’s Statement of Operations.

During the year ended December 31, 2012, the Inflation Protected Securities Fund participated in interest rate swaptions.

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Written swaption activity for the year ended December 31, 2012 was as follows:

	Call Swaptions		Put Swaptions		Total
Inflation Protected Securities Fund	Notional Amount	Premium	Notional Amount	Premium	Notional Amount	Premium
Beginning balance as of 12/31/2011	$—	$—	$42,100,000	$323,650	$42,100,000	$323,650

Written	55,300,000	280,249	55,600,000	356,868	110,900,000	637,117
Closed	(4,800,000)	(50,880)	(42,100,000)	(323,650)	(46,900,000)	(374,530)
Expired	(29,200,000)	(87,308)	(34,000,000)	(138,188)	(63,200,000)	(225,496)

Ending balance as of 12/31/2012	$21,300,000	$142,061	$21,600,000	$218,680	$42,900,000	$360,741

As of December 31, 2012, the following fund had open written swaption contracts outstanding:

Inflation Protected Securities Fund

Exchange	Counterparty	Contract	Notional Amount	Strike Rate	Expiration Date	Net Unrealized Appreciation/ (Depreciation)
OTC	Royal Bank of Scotland plc	Call—Interest Rate Swaption	$7,600,000	0.75%	3/18/2013	$10,301
OTC	Royal Bank of Scotland plc	Put—Interest Rate Swaption	7,600,000	1.40%	3/18/2013	15,601
OTC	Deutsche Bank AG	Call—Interest Rate Swaption	7,300,000	1.70%	3/18/2013	(200,138)
OTC	Deutsche Bank AG	Put—Interest Rate Swaption	7,300,000	1.70%	3/18/2013	141,707
OTC	BNP Paribas SA	Put—Interest Rate Swaption	3,100,000	1.40%	3/18/2013	7,255
OTC	BNP Paribas SA	Call—Interest Rate Swaption	3,100,000	0.75%	3/18/2013	4,008
OTC	Citibank NA	Put—Interest Rate Swaption	2,400,000	1.70%	3/18/2013	44,983
OTC	Citibank NA	Call—Interest Rate Swaption	2,400,000	1.70%	3/18/2013	(65,868)
OTC	Goldman Sachs	Put—Interest Rate Swaption	900,000	1.65%	3/18/2013	453
OTC	Goldman Sachs	Call—Interest Rate Swaption	900,000	1.20%	3/18/2013	(53)
OTC	Deutsche Bank AG	Put—Interest Rate Swaption	300,000	2.00%	3/18/2013	2,843

						$(38,908)

Derivative Risk Exposure

In April 2009, the Company adopted FASB ASC 815 “Disclosure about Derivative Instruments and Hedging Activities” (“ASC 815”), which requires enhanced disclosures about the funds’ derivatives and hedging activities. The following tables reflect the value of the funds’ derivative contracts by certain risk exposure types (primary risks to which a fund is exposed as a result of holding the derivative contract) as of December 31, 2012. Note that the risk exposure listed below are not indicative of the intended purpose of the related derivative (e.g., managing risk or obtaining or adjusting investment exposure, as discussed elsewhere in this report).

	Asset Derivatives			Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Low Duration Bond Fund
Interest rate	Receivable for variation margin on futures contracts	$86,081	*	Payable for variation margin on futures contracts	$—
Foreign currency	Unrealized appreciation on forward foreign currency exchange contracts	—		Unrealized depreciation on forward foreign currency exchange contracts	2,550

Total		$86,081			$2,550

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

	Asset Derivatives			Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Inflation Protected Securities Fund
Interest rate	Investment in Securities, at value—purchased options, unrealized appreciation on swap agreements and receivable for variation margin on futures contracts	$675,018	*	Payable for variation margin on futures contracts, written options at value and unrealized depreciation on swap agreements	$566,305	*

Total		$675,018			$566,305

Discovery Fund
Interest rate	Receivable for variation margin on futures contracts	$24,594	*	Payable for variation margin on futures contracts	$—
Foreign currency	Unrealized appreciation on forward foreign currency exchange contracts	—		Unrealized depreciation on forward foreign currency exchange contracts	557
Stock market	Receivable for variation margin on futures contracts	577,975	*	Payable for variation margin on futures contracts	—

Total		$602,569			$557

International Fund
Foreign currency	Unrealized appreciation on forward foreign currency exchange contracts	$357		Unrealized depreciation on forward foreign currency exchange contracts	$100,909

Total		$357			$100,909

Diversifying Strategies Fund
Interest rate	Investment in Securities, at value—purchased options, receivable for variation margin on futures contracts and for variation margin for options on Euro-Bund futures contracts	$778,532^	*	Payable for variation margin on futures contracts	$31,186	*
Foreign currency	Unrealized appreciation on forward foreign currency exchange contracts	545,993		Unrealized depreciation on forward foreign currency exchange contracts	959,232
Stock market	Investment in Securities, at value—purchased options and receivable for variation margin on futures contracts	257,279	*	Payable for variation margin on futures contracts and written options at value	819,686	*

Total		$1,581,804			$1,810,104

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

	Asset Derivatives			Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
500 Stock Index Fund
Stock market	Receivable for variation margin on futures contracts	$—		Payable for variation margin on futures contracts	$12,044	*

Total		$—			$12,044

Broad Market Index Fund
Stock market	Receivable for variation margin on futures contracts	$19,033	*	Payable for variation margin on futures contracts	$1,715	*

Total		$19,033			$1,715

Mid/Small Company Index Fund
Stock market	Receivable for variation margin on futures contracts	$37,427	*	Payable for variation margin on futures contracts	$—

Total		$37,427			$—

Overseas Equity Index Fund
Foreign currency	Unrealized appreciation on forward foreign currency exchange contracts	$41,554		Unrealized depreciation on forward foreign currency exchange contracts	$37,089
Stock market	Receivable for variation margin on futures contracts	4,555	*	Payable for variation margin on futures contracts	10,809	*

Total		$46,109			$47,898

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Notes to Financial Statements. Only the current day’s variation margin is reported within the asset and liability sections of the Statements of Assets and Liabilities.

^	Includes cumulative appreciation (depreciation) of options on Euro-Bund futures and options contracts at value as reported in the Notes to Financial Statements and Schedule of Investments. Only the current day’s variation margin is reported within the asset and liability sections of the Statements of Assets and Liabilities for the options on Euro-Bund futures.

The following tables reflect the funds’ gains (losses) related to derivative activities by certain risk exposure types (primary risks to which a fund is exposed as a result of holding the derivative contract) for the year ended December 31, 2012, in accordance with ASC 815. These gains (losses) are included in net realized gain (loss) or net change in unrealized appreciation (depreciation) in the Statements of Operations. Note that the risk exposure listed below are not indicative of the intended purpose of the related derivative (e.g., managing risk or obtaining or adjusting investment exposure, as discussed elsewhere in this report).

Low Duration Bond Fund[1]
Realized Gain (Loss)
Risk Exposure	Options	Futures	Forward Currency Contracts	Swap Agreements	Total
Interest rate	$—	$(213,628)	$—	$—	$(213,628)
Foreign currency	—	—	320,184	—	320,184

Total	$—	$(213,628)	$320,184	$—	$106,556

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Change in Unrealized Appreciation (Depreciation)
Risk Exposure	Options		Futures	Forward Currency Contracts	Swap Agreements	Total
Interest rate	$—		$67,064	$—	$—	$67,064
Foreign currency	—		—	(151,569)	—	(151,569)

Total	$—		$67,064	$(151,569)	$—	$(84,505)

Inflation Protected Securities Fund[2]
Realized Gain (Loss)
Risk Exposure	Options		Futures	Forward Currency Contracts	Swap Agreements	Total
Interest rate	$590,840	**	$(33,317)	$—	$181,644	$739,167
Foreign currency	—		—	—	—	—

Total	$590,840	**	$(33,317)	$—	$181,644	$739,167

Change in Unrealized Appreciation (Depreciation)
Risk Exposure	Options		Futures	Forward Currency Contracts	Swap Agreements	Total
Interest rate	$(323,921	)**	$520,838	$—	$(204,326)	$(7,409)
Foreign currency	—		—	—	—	—

Total	$(323,921	)**	$520,838	$—	$(204,326)	$(7,409)

Discovery Fund[3]
Realized Gain (Loss)
Risk Exposure	Options		Futures	Forward Currency Contracts	Swap Agreements	Total
Interest rate	$—		$(73,604)	$—	$—	$(73,604)
Foreign currency	—		—	27,806	—	27,806
Stock market	—		18,081,598	—	—	18,081,598

Total	$—		$18,007,994	$27,806	$—	$18,035,800

Change in Unrealized Appreciation (Depreciation)
Risk Exposure	Options		Futures	Forward Currency Contracts	Swap Agreements	Total
Interest rate	$—		$24,594	$—	$—	$24,594
Foreign currency	—		—	(33,986)	—	(33,986)
Stock market	—		(2,233,957)	—	—	(2,233,957)

Total	$—		$(2,209,363)	$(33,986)	$—	$(2,243,349)

International Fund[4]
Realized Gain (Loss)
Risk Exposure	Options		Futures	Forward Currency Contracts	Swap Agreements	Total
Foreign currency	$—		$—	$113,811	$—	$113,811
Stock market	—		—	—	—	—

Total	$—		—	$113,811	$—	$113,811

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Change in Unrealized Appreciation (Depreciation)
Risk Exposure	Options		Futures	Forward Currency Contracts	Swap Agreements	Total
Foreign currency	$—		$—	$(935,421)	$—	$(935,421)
Stock market	—		—	—	—	—

Total	$—		$—	$(935,421)	$—	$(935,421)

Diversifying Strategies Fund[5]
Realized Gain (Loss)
Risk Exposure	Options		Futures	Forward Currency Contracts	Swap Agreements	Total
Interest rate	$7,589,483	**	$(4,890,539)	$—	$—	$2,698,944
Foreign currency	—		—	(295,578)	—	(295,578)
Stock market	(3,225,530)		3,815,517	—	—	589,987

Total	$4,363,953	**	$(1,075,022)	$(295,578)	$—	$2,993,353

Change in Unrealized Appreciation (Depreciation)
Risk Exposure	Options		Futures	Forward Currency Contracts	Swap Agreements	Total
Interest rate	$(2,652,685	)**	$1,920,255	$—	$—	$(732,430)
Foreign currency	—		—	(4,477,032)	—	(4,477,032)
Stock market	457,436	**	(2,210,058)	—	—	(1,752,622)

Total	$(2,195,249	)**	$(289,803)	$(4,477,032)	$—	$(6,962,084)

500 Stock Index Fund[6]
Realized Gain (Loss)
Risk Exposure	Options		Futures	Forward Currency Contracts	Swap Agreements	Total
Stock market	$—		$1,467,272	$—	$—	$1,467,272

Change in Unrealized Appreciation (Depreciation)
Risk Exposure	Options		Futures	Forward Currency Contracts	Swap Agreements	Total
Stock market	$—		$(38,885)	$—	$—	$(38,885)

Broad Market Index Fund[7]
Realized Gain (Loss)
Risk Exposure	Options		Futures	Forward Currency Contracts	Swap Agreements	Total
Stock market	$—		$1,438,387	$—	$—	$1,438,387

Change in Unrealized Appreciation (Depreciation)
Risk Exposure	Options		Futures	Forward Currency Contracts	Swap Agreements	Total
Stock market	$—		$(33,926)	$—	$—	$(33,926)

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Mid/Small Company Index Fund[8]
Realized Gain (Loss)
Risk Exposure	Options	Futures	Forward Currency Contracts	Swap Agreements	Total
Stock market	$—	$872,956	$—	$—	$872,956

Unrealized Appreciation (Depreciation)
Risk Exposure	Options	Futures	Forward Currency Contracts	Swap Agreements	Total
Stock market	$—	$(8,291)	$—	$—	$(8,291)

Overseas Equity Index Fund[9]
Realized Gain (Loss)
Risk Exposure	Options	Futures	Forward Currency Contracts	Swap Agreements	Total
Foreign currency	$—	$—	$(86,523)	$—	$(86,523)
Stock market	—	632,844	—	—	632,844

Total	$—	$632,844	$(86,523)	$—	$546,321

Change in Unrealized Appreciation (Depreciation)
Risk Exposure	Options	Futures	Forward Currency Contracts	Swap Agreements	Total
Foreign currency	$—	$—	$11,167	$—	$11,167
Stock market	—	(40,333)	—	—	(40,333)

Total	$—	$(40,333)	$11,167	$—	$(29,166)

**	The realized gain (loss) and unrealized appreciation (depreciation) for purchased options is reported in the Statements of Operations within realized gains (losses) on investments and net change in unrealized appreciation (depreciation) on investments. The realized gain (loss) and unrealized appreciation (depreciation) for purchased options on Euro-Bund futures is reported in the Statements of Operations within realized gains (losses) on purchased options on Euro-Bund futures contracts and net change in unrealized appreciation (depreciation) on purchased options on Euro-Bund futures contracts.

(1)	The Low Duration Bond Fund used futures to manage interest rate risk inherent in its fixed income securities and to obtain or adjust investment exposure based on the subadvisers’ views on interest rates and yield curves. The fund used forward currency contracts to manage foreign currency risk inherent in its foreign fixed income holdings.

(2)	The Inflation Protected Securities Fund used futures, options (including swaptions), and swaps to manage interest rate risk inherent in its fixed income securities. The fund used futures, options (including swaptions), and swaps to obtain or adjust investment exposure to segments of the fixed income market.

(3)	The Discovery Fund used Russell 2000 Index futures to obtain or adjust investment exposure to U.S. common stocks and used bond futures to manage interest rate risk inherent in its fixed income securities and to seek to obtain investment exposure based on anticipated changes in interest rates. The fund used forward currency contracts to manage foreign currency risk inherent in its foreign fixed income holdings.

(4)	The International Fund used forward currency contracts to manage foreign currency risk and to obtain and adjust investment exposure to foreign currencies to facilitate the trading of the foreign securities in which the fund.

(5)	The Diversifying Strategies Fund, used (1) foreign currency contracts to obtain and adjust investment exposure to foreign currencies; (2) futures to obtain and adjust investment exposure to stocks and to fixed income securities; and (3) options and options on futures to obtain and adjust investment exposure to stocks and to fixed income securities.

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

(6)	The 500 Stock Index Fund used futures to obtain or adjust investment exposure to stocks when it was believed that using futures would be more efficient or cost effective than trading in the securities directly.

(7)	The Broad Market Index Fund used futures to obtain or adjust investment exposure to equity issues when it was believed that using futures would be more efficient or cost effective than trading in the securities directly.

(8)	The Mid/Small Company Index Fund used futures to obtain or adjust investment exposure to equity issues when it was believed that using futures would be more efficient or cost effective than trading in the securities directly.

(9)	The Overseas Equity Index Fund used forward foreign currency contracts to manage currency risks inherent in the fund’s foreign equity securities. The fund used futures to obtain or adjust investment exposure to foreign equity securities, when it was believed that using futures would be more efficient or cost effective than trading in the securities directly.

4.	Agreements and Other Transactions with Affiliates

VIA, a wholly owned subsidiary of ICMA Retirement Corporation (“ICMA-RC”), provides investment advisory services to each of the funds. Pursuant to Master Advisory Agreements, VIA is entitled to receive 0.10% of the average daily net assets of each Actively Managed and Milestone Fund and 0.05% of the average daily net assets of the Index Funds. Effective July 1, 2005, VIA is entitled to receive 0.10% on the first $500 million of net assets, 0.09% on the next $500 million of net assets, and 0.08% on net assets over $1 billion for each Model Portfolio Fund. For these services, VIA earned $18,132,479 in the aggregate for the year ended December 31, 2012.

Vantagepoint Transfer Agents, LLC (“VTA”), a wholly owned subsidiary of ICMA-RC, provides certain transfer agency and administrative shareholder support services for the funds related to the retirement plans investing in the funds. Pursuant to a Transfer Agency and Administrative Services Agreement with the Company, VTA is entitled to receive a fee for fund services. VTA receives 0.35% of the average daily net assets of each Actively Managed Fund, 0.30% of the average daily net assets of the Class I shares of the Index Funds and 0.10% of the average daily net assets of the Class II shares of the Index Funds. For these services, VTA earned $40,463,330 in the aggregate for the year ended December 31, 2012.

VIA and the Company contract with one or more subadvisers (“Subadvisers”) for the day-to-day management of each of the funds other than the Model Portfolio Funds and Milestone Funds. Each Subadviser is paid a fee by the funds during the year based on average net assets under management, except that the subadvisory fees for Mellon Capital Management Corporation for the Diversifying Strategies Fund are calculated based on the average net asset value of the fund’s assets allocated and assigned to it by VIA. The fee structure for many of the Subadvisers provides for a range of fees so that as average net assets under management increases the rate of fee paid to the Subadviser decreases. Other Subadvisers charge one fee no matter what amount of assets they have under management. Additional information about each Subadviser’s fee is presented in the Company’s prospectus and statement of additional information. Fees paid by each fund to Subadvisers during the year ended December 31, 2012 are presented in the “Additional Information” section of these Notes. The Subadviser’s fees during the year ended December 31, 2012 are shown here as an annual percentage of average net assets under management, except the subadvisory fees for Mellon Capital Management Corporation for the Diversifying Strategies Fund, which were calculated based on the average net asset value of the assets allocated and assigned to it by VIA.

Fund	Subadviser	Actual Fee as a Percentage of Average Daily Net Assets (net of any subadviser fee waivers)
Low Duration Bond	Payden & Rygel	0.10%
	STW Fixed Income Management LLC	0.18%

Inflation Protected Securities	Pacific Investment Management Company, LLC	0.20%
	BlackRock Financial Management, Inc.	0.10%

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Fund	Subadviser	Actual Fee as a Percentage of Average Daily Net Assets (net of any subadviser fee waivers)

Equity Income	Barrow, Hanley, Mewhinney & Strauss, LLC	0.22%
	T. Rowe Price Associates, Inc.	0.31%
	Southeastern Asset Management, Inc.	0.52%

Growth & Income	Fiduciary Management, Inc.	0.29%
	T. Rowe Price Associates, Inc.	0.38%
	Wellington Management Company, LLP	0.27%

Growth	Atlanta Capital Management Company, LLC (1)	0.30%
	Columbus Circle Investors	0.33%
	D.G. Capital Management Trust (1)	0.35%
	Legg Mason Capital Management, LLC (1)	0.32%
	Tukman Grossman Capital Management, Inc. (1)	0.40%
	Victory Capital Management, Inc. (1)	0.26%
	Westfield Capital Management Company, L.P.	0.33%

Select Value	Artisan Partners Limited Partnership	0.55%
	Systematic Financial Management, L.P.	0.42%
	WEDGE Capital Management LLP	0.53%

Aggressive Opportunities	Legg Mason Capital Management, LLC (2)	0.32%
	Southeastern Asset Management, Inc.	0.57%
	SSgA Funds Management, Inc. (2)	0.03%
	TimesSquare Capital Management, LLC	0.50%
	Wellington Management Company, LLP (2)	0.41%
	Wells Capital Management, Inc. (2)	0.44%

Discovery	Payden & Rygel	0.15%
	Wellington Management Company, LLP	0.73%

International	Artisan Partners Limited Partnership	0.65%
	GlobeFlex Capital, LP (3)	0.40%
	Mondrian Investment Partners Limited	0.43%
	Walter Scott & Partners Limited	0.55%

Diversifying Strategies	Calamos Advisors LLC	0.53%
	Mellon Capital Management Corporation (4)	0.33%
	Payden & Rygel (Enhanced Cash Management)	0.10%
	Payden & Rygel (Low Duration-Plus Fixed Income)	0.10%
	Shenkman Capital Management, Inc.	0.38%

Core Bond Index	Mellon Capital Management Corporation	0.02%

500 Stock Index	Mellon Capital Management Corporation	0.02%

Broad Market Index	Mellon Capital Management Corporation	0.02%

Mid/Small Company Index	Mellon Capital Management Corporation	0.03%

Overseas Equity Index	Mellon Capital Management Corporation	0.07%

(1)	On January 23, 2012, Atlanta Capital Management Company, LLC and Victory Capital Management, Inc. began managing the assets of the Growth Fund allocated to them. Effective January 23, 2012, D.G. Capital Management, LLC, Legg Mason Capital Management, LLC and Tukman Grossman Capital Management, Inc. were terminated as subadvisers.

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

(2)	At a meeting held on June 22, 2012, VIA recommended, and the Board approved, the termination of Legg Mason Capital Management, LLC and Wellington Management Company, LLP, and the appointments of SSgA Funds Management, Inc. and Wells Capital Management Inc. as subadvisers to the Aggressive Opportunities Fund. These changes were effective on August 27, 2012.

(3)	Effective March 1, 2012, GlobeFlex added a new breakpoint of 0.30% for assets over $450 million.

(4)	Effective May 1, 2011, Mellon Capital Management Corporation contractually agreed to reduce its subadvisory fee through April 30, 2014.

Expenses

The Model Portfolio Funds and Milestone Funds incur fees and expenses indirectly as shareholders in their respective underlying funds. Because the underlying funds have varied expense and fee levels and the Model Portfolio and Milestone Funds may own different proportions of such funds at different times, the amount of fees and expenses indirectly incurred by the Model Portfolio and Milestone Funds will vary.

Fee Waivers

VIA will waive its management fee or reimburse expenses to the extent necessary as a result of any increase in subadvisory fees payable by the Growth Fund that would cause the aggregate management and subadvisory fees of the Growth Fund to exceed 0.54% as a result of subadvisory changes. This commitment will continue until such time as shareholders approve an increase in this limit. For the year ended December 31, 2012, no waiver or reimbursement was required.

From January 4, 2010 through April 30, 2011, from May 1, 2011 through April 30, 2012, and from May 1, 2012 through April 30, 2013, VIA contractually agreed to limit the Milestone 2045 Fund expense ratio to 1.10%. For the year ended December 31, 2012, no waiver or reimbursement was required. From September 10, 2012 through April 30, 2014, VIA contractually agreed to limit the Milestone 2050 Fund expense ratio to 1.10% on the existing share class. For the year ended December 31, 2012, the waiver or reimbursement was $27,847.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) voluntarily waives a portion of its aggregate subadvisory fees for the Growth & Income and Equity Income Funds. These voluntary fee waivers were first implemented on May 1, 2003. The fee for each fund managed by T. Rowe Price is voluntarily reduced by the following percentages, which are determined based on the total amount of assets managed by T. Rowe Price for the Company: a 2.5% waiver on the first $500 million in total assets provided the total amount of assets managed by T. Rowe Price is between $250 and $500 million and a 5% waiver on total assets above $500 million. For the year ended December 31, 2012, the fee waiver for the Growth & Income Fund totaled $46,578 and the fee waiver for the Equity Income Fund totaled $76,853. Effective October 1, 2008, Tukman Grossman Capital Management, Inc. (“Tukman Grossman”) voluntarily agreed to waive a portion of its subadvisory fee in an amount equal to 0.10% of the average daily market value of the assets managed in the Growth Fund. This waiver totaled $17,264 for the year ended December 31, 2012. Effective May 1, 2011, Mellon Capital Management Corporation (“Mellon Capital Management”) agreed to reduce its subadvisory fee through April 30, 2014 so that its fee for the Diversifying Strategies Fund does not exceed 0.325% of the average daily market value of the assets managed in the Diversifying Strategies Fund. This waiver totaled $809,380 for the year ended December 31, 2012.

5.	Investment Portfolio Transactions

Purchases and sales of investments, exclusive of short-term securities, for each fund for the year ended December 31, 2012 were as follows:

	U.S. Government Obligations		Other Securities
Fund	Purchases at Cost	Sales Proceeds	Purchases at Cost	Sales Proceeds
Low Duration Bond	$125,010,245	$109,693,502	$261,918,407	$234,385,443
Inflation Protected Securities	495,195,304	422,143,864	1,615,159	19,818,786
Equity Income	—	—	282,836,111	315,989,723
Growth & Income	—	—	306,988,548	337,910,552
Growth	—	—	1,563,113,960	1,646,822,123

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

	U.S. Government Obligations		Other Securities
Fund	Purchases at Cost	Sales Proceeds	Purchases at Cost	Sales Proceeds
Select Value	$—	$—	$170,122,601	$182,900,097
Aggressive Opportunities	—	—	912,914,927	1,010,271,504
Discovery	55,838,430	51,040,039	111,949,740	111,536,377
International	—	—	595,727,007	592,436,607
Diversifying Strategies	105,275,676	133,965,490	570,387,182	451,823,807
Core Bond Index	348,020,739	290,132,955	518,913,492	474,595,944
500 Stock Index	—	—	38,372,125	14,627,103
Broad Market Index	—	—	16,104,678	22,479,559
Mid/Small Company Index	—	—	86,079,131	65,456,237
Overseas Equity Index	—	—	36,381,884	11,965,184
Model Portfolio Savings Oriented	—	—	35,806,202	21,003,905
Model Portfolio Conservative Growth	—	—	60,883,337	42,627,603
Model Portfolio Traditional Growth	—	—	124,528,763	107,428,220
Model Portfolio Long-Term Growth	—	—	138,960,271	119,567,712
Model Portfolio All-Equity Growth	—	—	60,194,472	79,136,966
Milestone Retirement Income	—	—	27,544,724	18,946,157
Milestone 2010	—	—	25,483,940	27,836,863
Milestone 2015	—	—	60,438,321	35,094,626
Milestone 2020	—	—	82,133,310	29,146,232
Milestone 2025	—	—	70,945,142	16,325,170
Milestone 2030	—	—	57,914,396	13,201,083
Milestone 2035	—	—	44,285,981	8,984,515
Milestone 2040	—	—	41,600,930	7,746,714
Milestone 2045	—	—	24,191,011	8,034,361
Milestone 2050	—	—	6,821,819	13,577

6.	Tax Basis Unrealized Appreciation (Depreciation)

As of December 31, 2012, net unrealized appreciation (depreciation) on investments was as follows:

Fund	Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Tax Basis Net Unrealized Appreciation/ (Depreciation)
Low Duration Bond	$601,736,514	$10,272,180	$859,796	$9,412,384
Inflation Protected Securities	610,116,653	55,255,956	181,502	55,074,454
Equity Income	1,929,627,052	346,893,913	135,914,806	210,979,107
Growth & Income	1,109,390,270	265,621,587	34,439,313	231,182,274
Growth	1,700,133,247	260,795,414	24,762,032	236,033,382
Select Value	332,442,315	54,777,047	6,081,265	48,695,782
Aggressive Opportunities	1,148,095,753	115,531,587	38,523,061	77,008,526
Discovery	221,993,660	16,866,129	8,737,467	8,128,662
International	1,199,774,944	190,039,611	55,427,544	134,612,067
Diversifying Strategies	940,979,109	26,944,809	6,630,574	20,314,235
Core Bond Index	1,250,671,331	63,682,691	3,218,663	60,464,028
500 Stock Index	313,963,042	193,422,479	39,031,418	154,391,061
Broad Market Index	388,689,630	259,216,463	70,515,633	188,700,830
Mid/Small Company Index	472,388,980	124,936,038	46,071,698	78,864,340
Overseas Equity Index	235,626,741	37,442,805	42,774,312	(5,331,507)
Model Portfolio Savings Oriented	299,987,699	15,936,543	—	15,936,543
Model Portfolio Conservative Growth	573,252,641	34,655,088	—	34,655,088

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Fund	Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Tax Basis Net Unrealized Appreciation/ (Depreciation)
Model Portfolio Traditional Growth	$1,418,467,047	$77,498,819	$2,119,981	$75,378,838
Model Portfolio Long-Term Growth	1,791,038,660	119,352,608	13,385,991	105,966,617
Model Portfolio All-Equity Growth	678,583,352	34,459,035	3,613,390	30,845,645
Milestone Retirement Income	233,279,229	4,933,260	—	4,933,260
Milestone 2010	225,423,538	8,653,003	—	8,653,003
Milestone 2015	414,696,746	20,005,514	—	20,005,514
Milestone 2020	444,431,583	26,294,689	—	26,294,689
Milestone 2025	358,946,017	24,561,616	—	24,561,616
Milestone 2030	281,371,629	23,763,505	—	23,763,505
Milestone 2035	185,326,176	17,403,441	30,382	17,373,059
Milestone 2040	176,074,795	21,374,174	20,389	21,353,785
Milestone 2045	51,044,254	2,819,962	—	2,819,962
Milestone 2050	6,808,256	9,290	20,345	(11,055)

7.	Portfolio Securities Loaned

Certain funds lend securities to approved borrowers to seek to earn additional income. As of December 31, 2012 certain funds had loaned securities, which were collateralized by cash or other forms of collateral at least equal to the market value of the securities loaned as provided for in the Company’s Securities Lending Agency Agreement with JPMorgan Chase Bank, N.A. The funds receive dividends and interest on the loaned securities and a portion of interest earned on reinvested collateral. All securities loaned are marked to market daily in U.S. dollars and collateral is received and released accordingly on the following day to achieve the required collateralization for the previous day’s market value. The fund may terminate a loan at any time and generally expects to receive the securities loaned within the normal settlement period for the security involved. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The fund may not retain voting rights on securities while they are on loan. Voting rights on the loaned securities may pass to the borrower. The funds, however, are entitled to terminate or recall the loans to vote proxies or otherwise obtain rights to vote or consent with respect to a material event.

The funds will be indemnified by its custodian for securities lending programs conducted through the custodian if, at the time of a default by a borrower, some or all of the loaned securities have not been returned by the borrower. The custodian, as soon as practicable after the time of default, shall deposit in the funds’ accounts securities of the same number, issue, type, class and series of the unreturned loaned securities. If the custodian is unable to purchase replacement securities, it will credit to the funds’ accounts an amount equal to the market value of the unreturned loaned securities. For purposes of calculating the amount of credit to a fund’s account, the market value of U.S. securities will be determined as of the date on which the custodian posts the credit to the fund and the market value of the U.S. securities may be more or less than it was on the date the securities were due to be returned to the fund. For non-U.S. securities, the market value of the securities to be credited to a fund is determined as of the date the securities were due to be returned to the fund.

The market value of the securities on loan and the value of the related collateral as of December 31, 2012, were as follows:

Fund	Securities on Loan	Collateral	Collateralization
Low Duration Bond	$21,319,985	$21,775,405	102%
Equity Income	107,720,636	108,583,360	101%
Growth & Income	33,080,091	33,167,920	100%
Growth	44,546,184	44,913,945	101%
Select Value	24,067,315	24,191,524	101%
Aggressive Opportunities	228,366,141	229,621,922	101%

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Fund	Securities on Loan	Collateral	Collateralization
Discovery	$17,832,451	$17,996,376	101%
International	30,296,900	31,802,600	105%
Core Bond Index	16,763,975	17,169,932	102%
500 Stock Index	15,927,085	16,023,203	101%
Broad Market Index	23,481,735	23,662,276	101%
Mid/Small Company Index	58,812,316	59,438,219	101%
Overseas Equity Index	4,051,519	4,289,525	106%

8.	Transactions with Affiliated Funds

As of December 31, 2012, the Model Portfolio Funds and Milestone Funds held investments in a number of the underlying funds. The figures presented below represent the percentages of shares outstanding in each of the underlying funds owned by the Model Portfolio and Milestone Funds on that date:

Underlying Fund	Model Portfolio Savings Oriented	Model Portfolio Conservative Growth	Model Portfolio Traditional Growth	Model Portfolio Long-Term Growth	Model Portfolio All-Equity Growth
Low Duration Bond	16.50%	19.43%	20.03%	0.00%	0.00%
Inflation Protected Securities	7.08%	9.01%	8.79%	0.00%	0.00%
Equity Income	1.57%	3.32%	8.89%	12.18%	6.30%
Growth & Income	2.44%	4.22%	13.80%	18.93%	9.24%
Growth	0.00%	1.95%	7.98%	11.54%	6.41%
Select Value	0.00%	5.17%	23.20%	45.42%	18.96%
Aggressive Opportunities	0.00%	1.85%	8.33%	16.33%	6.81%
Discovery	0.00%	0.00%	21.35%	40.66%	30.09%
International	1.22%	3.75%	13.80%	23.53%	10.88%
Diversifying Strategies	6.53%	11.95%	23.10%	23.35%	0.00%
Core Bond Index Class I	3.13%	8.02%	21.27%	26.93%	0.00%

Underlying Fund	Milestone Retirement Income	Milestone 2010	Milestone 2015	Milestone 2020	Milestone 2025
Low Duration Bond	12.47%	6.39%	8.48%	6.05%	2.41%
Inflation Protected Securities	5.36%	5.19%	6.79%	2.11%	0.00%
Equity Income	1.17%	2.05%	4.10%	4.80%	4.28%
Growth & Income	1.82%	1.98%	3.68%	4.13%	3.71%
Growth	0.00%	0.84%	1.74%	2.03%	1.85%
International	0.92%	1.61%	3.51%	4.40%	4.11%
Diversifying Strategies	4.93%	4.37%	7.53%	7.54%	5.35%
Core Bond Index Class I	2.37%	1.69%	4.34%	6.90%	5.84%
Mid/Small Company Index Class I	0.00%	0.00%	5.96%	13.12%	13.90%

Underlying Fund	Milestone 2030	Milestone 2035	Milestone 2040	Milestone 2045	Milestone 2050
Low Duration Bond	0.79%	0.15%	0.00%	0.00%	0.00%
Inflation Protected Securities	0.00%	0.00%	0.00%	0.00%	0.00%
Equity Income	3.63%	2.55%	2.62%	0.73%	0.09%
Growth & Income	3.24%	2.29%	2.36%	0.66%	0.08%
Growth	1.66%	1.24%	1.30%	0.36%	0.05%
International	3.66%	2.70%	2.82%	0.78%	0.10%
Diversifying Strategies	3.47%	1.47%	0.41%	0.00%	0.00%
Core Bond Index Class I	3.41%	1.40%	1.09%	0.30%	0.04%
Mid/Small Company Index Class I	13.98%	11.79%	13.01%	3.63%	0.46%

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

9.	Control Persons and Principal Holders of Securities

A majority of the voting shares of each fund are held either directly, or indirectly through the Model Portfolio Funds and the Milestone Funds, by VantageTrust, a group trust sponsored and maintained by VantageTrust Company, LLC (“Trust Company”), 777 N. Capitol Street, N.E. Washington, DC 20002. VantageTrust was established for the purpose of holding and investing the assets of public sector retirement and deferred compensation plans. The Trust Company, a New Hampshire non-depository banking company, has the power to vote the shares of the funds directly held by VantageTrust and has the power to direct the vote of the shares of the underlying Funds held by the Model Portfolio Funds and the Milestone Funds under the proxy voting policy adopted by the funds’ Adviser and is therefore considered a “control” person of the funds for purposes of the 1940 Act. Both the Trust Company and the funds’ Adviser are wholly owned subsidiaries of ICMA-RC. As a control person of each fund, the Trust Company has the ability to control the outcome of matters submitted to the vote of shareholders. The following represents the percentage of shares outstanding in each of the Funds held, directly or indirectly, by VantageTrust as of December 31, 2012:

Fund	% owned by VantageTrust
Low Duration Bond	77.91%
Inflation Protected Securities	85.60%
Equity Income	90.57%
Growth & Income	90.07%
Growth	95.06%
Select Value	93.75%
Aggressive Opportunities	95.84%
Discovery	94.36%
International	91.19%
Diversifying Strategies	87.84%
Core Bond Index Class I	87.64%
Core Bond Index Class II	92.90%
500 Stock Index Class I	81.71%
500 Stock Index Class II	99.78%
Broad Market Index Class I	80.15%
Broad Market Index Class II	98.11%
Mid/Small Company Index Class I	80.80%
Mid/Small Company Index Class II	98.64%
Overseas Equity Index Class I	83.58%
Overseas Equity Index Class II	98.93%
Model Portfolio Savings Oriented	80.52%
Model Portfolio Conservative Growth	87.13%
Model Portfolio Traditional Growth	93.72%
Model Portfolio Long-Term Growth	95.58%
Model Portfolio All-Equity Growth	95.12%
Milestone Retirement Income	76.78%
Milestone 2010	73.10%
Milestone 2015	79.93%
Milestone 2020	83.46%
Milestone 2025	83.93%
Milestone 2030	83.42%
Milestone 2035	80.92%
Milestone 2040	82.48%
Milestone 2045	74.84%
Milestone 2050	54.03%

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Below are the names, addresses, and percentage of ownership of each person (or entity) that owns of record or is known to own beneficially 5% or more of any class of any Fund’s outstanding shares as of December 31, 2012:

Milestone 2045 Fund

Name	Address	Percentage of Shares Owned
County of Sacramento (RHS)	700 H Street Suite 4667 Sacramento, CA 95814	8.75%

Milestone 2050 Fund

Name	Address	Percentage of Shares Owned
ICMA-RC	777 North Capitol Street, NE, Suite 600, Washington, D.C. 20002	7.59%

10.	Rebates of Brokerage Commissions

VIA has entered into agreements with brokers whereby the brokers will rebate a portion of the funds’ brokerage commissions on behalf of certain funds. Such amounts, under such agreements, are included in net realized gain (loss) on the sale of investments presented in the Statements of Operations. For the year ended December 31, 2012, the funds recaptured the following amounts of brokerage commissions:

Fund	Recaptured Brokerage Commissions
Equity Income	$9,677
Growth & Income	25,273
Growth	212,097
Select Value	44,205
Aggressive Opportunities	148,062
Discovery	9,073
International Diversifying Strategies	215,926 1,897

11.	Subsequent Events

Management has evaluated events or transactions that may have occurred since December 31, 2012, that would merit recognition or disclosure in the financial statements. Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the financial statements were issued.

Through February 28, 2013, each Fund, other than the Index Funds, only offered a single share class, and the Index Funds only offered two share classes: Class I and Class II Shares. Beginning March 1, 2013, the outstanding shares of the Actively Managed Funds (other than the Diversifying Strategies Fund) will be renamed “Investor Shares,” the outstanding shares of the Model Portfolio Funds and Milestone Funds will be renamed “Investor M Shares,” and the outstanding shares of the Diversifying Strategies Fund will be renamed “T Shares.” In addition, beginning March 1, 2013, the Index Funds and the Actively Managed Funds (other than the Diversifying Strategies Fund) will each offer a new share class, called “T Shares,” and the Model Portfolio Funds and Milestone Funds will each offer a new share class, called “TM Shares.” More information about these changes is described in the Company’s prospectus.

In addition, on January 18, 2013, VIA recommended and the Board approved the liquidation and termination of the Model Portfolio Savings Oriented Fund as being in the best interests of its shareholders. This liquidation and termination will occur on March 22, 2013.

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

12.	Capital Stock Authorization

The Company’s Amended Declaration of Trust permits it to issue an unlimited number of full and fractional shares of beneficial interest of each fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that fund without thereby changing the proportionate beneficial interests in that fund and to divide such shares into classes. Each share of a class of a fund represents an equal proportional interest in the fund with each other share in the same class.

SCHEDULE OF INVESTMENTS

December 31, 2012

Vantagepoint Low Duration Bond Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—66.9%
Aerospace & Defense—0.3%
United Technologies Corp.
1.200%	06/01/2015		$280,000	$284,177
0.811%	06/01/2015	#	1,285,000	1,298,436

				1,582,613

Auto Components—0.5%
Johnson Controls, Inc.
1.750%	03/01/2014		3,000,000	3,041,391

Automobiles—0.7%
Daimler Finance North America LLC
2.300%	01/09/2015	^	1,290,000	1,321,675
1.875%	09/15/2014	^	760,000	772,780
Nissan Motor Acceptance Corp.
1.950%	09/12/2017	^	650,000	659,617
Volkswagen International Finance NV (Netherlands)
1.625%	03/22/2015	^	1,400,000	1,419,869

				4,173,941

Beverages—1.0%
Anheuser-Busch InBev Worldwide, Inc.
2.500%	03/26/2013	†	1,080,000	1,085,051
0.800%	07/15/2015		610,000	611,979
Heineken NV (Netherlands)
0.800%	10/01/2015	^	250,000	250,637
PepsiCo, Inc.
0.700%	08/13/2015		2,840,000	2,845,461
SABMiller Holdings, Inc.
2.450%	01/15/2017	^	720,000	751,247
1.850%	01/15/2015	^	590,000	601,916

				6,146,291

Biotechnology—0.6%
Amgen, Inc.
2.300%	06/15/2016		700,000	728,356
1.875%	11/15/2014		860,000	879,901
Gilead Sciences, Inc.
2.400%	12/01/2014		370,000	381,733
Life Technologies Corp.
3.500%	01/15/2016		1,300,000	1,369,246

				3,359,236

Capital Markets—1.2%
Astoria Financial Corp.
5.000%	06/19/2017		690,000	733,957
Bank of New York Mellon Corp. (The) MTN
1.200%	02/20/2015		300,000	303,374
E*TRADE Financial Corp.
6.000%	11/15/2017		525,000	539,438
Goldman Sachs Group, Inc. (The)
1.312%	02/07/2014	#	1,430,000	1,434,567
Morgan Stanley
1.293%	04/29/2013	#	1,530,000	1,533,592
TD Ameritrade Holding Corp.
4.150%	12/01/2014		1,140,000	1,215,519
WT Finance Aust Pty Ltd./Westfield Capital/WEA Finance LLC (Australia)
5.125%	11/15/2014	^	1,170,000	1,255,043

				7,015,490

Coupon Rate	Maturity Date		Face	Value

Chemicals—0.7%
Airgas, Inc.
2.850%	10/01/2013		$460,000	$467,716
Dow Chemical Co. (The)
7.600%	05/15/2014		2,008,000	2,193,021
2.500%	02/15/2016	†	690,000	717,873
Eastman Chemical Co.
2.400%	06/01/2017		500,000	517,162
Ecolab, Inc.
2.375%	12/08/2014		290,000	299,490

				4,195,262

Commercial Banks—10.7%
Banco Bradesco SA (Brazil)
2.410%	05/16/2014	#^	300,000	302,310
Banco de Credito del Peru (Peru)
4.750%	03/16/2016	^	1,110,000	1,176,600
Banco de Credito e Inversiones (Chile)
3.000%	09/13/2017	^	700,000	715,090
Banco do Brasil SA (Brazil)
4.500%	01/22/2015	^†	1,180,000	1,252,570
Bancolombia SA (Colombia)
4.250%	01/12/2016		260,000	273,000
Bank of Ceylon (Sri Lanka)
6.875%	05/03/2017	^	840,000	909,300
Bank of Montreal MTN (Canada)
0.800%	11/06/2015	†	1,020,000	1,019,254
Bank of Nova Scotia (Canada)
1.850%	01/12/2015		950,000	973,360
0.750%	10/09/2015		1,440,000	1,433,089
Barclays Bank plc (United Kingdom)
3.900%	04/07/2015		2,590,000	2,748,127
1.380%	01/13/2014	#	970,000	975,150
BB&T Corp.
1.013%	04/28/2014	#	350,000	352,314
BB&T Corp. MTN
1.600%	08/15/2017		420,000	425,507
BB&T Corp., Series A MTN
3.375%	09/25/2013		700,000	714,686
Canadian Imperial Bank of Commerce (Canada)
0.900%	10/01/2015		1,300,000	1,306,487
Capital One Financial Corp.
7.375%	05/23/2014		3,630,000	3,950,140
2.125%	07/15/2014		860,000	875,794
CIT Group, Inc.
4.750%	02/15/2015	^	700,000	731,500
Commonwealth Bank of Australia (Australia)
2.125%	03/17/2014	^	1,360,000	1,382,988
Credit Suisse (Switzerland)
1.300%	01/14/2014	#	2,020,000	2,032,223
Danske Bank A/S (Denmark)
1.390%	04/14/2014	#^	1,450,000	1,437,646
HSBC Bank plc (United Kingdom)
1.625%	07/07/2014	^†	970,000	988,820
HSBC USA, Inc.
2.375%	02/13/2015		595,000	612,348
ING Bank NV (Netherlands)
3.750%	03/07/2017	^	1,200,000	1,276,560
1.358%	03/15/2013	#^	1,400,000	1,402,169
KeyCorp MTN
3.750%	08/13/2015		560,000	599,649
National Bank of Canada (Canada)
1.500%	06/26/2015		780,000	793,847

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Low Duration Bond Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
Oversea-Chinese Banking Corp. Ltd. (Singapore)
1.625%	03/13/2015	^	$700,000	$710,441
Royal Bank of Scotland Group plc (United Kingdom)
2.550%	09/18/2015		733,000	750,650
Royal Bank of Scotland plc (The) (United Kingdom)
3.950%	09/21/2015		5,990,000	6,364,537
Royal Bank of Scotland plc (The), Series 2 (United Kingdom)
3.400%	08/23/2013		1,250,000	1,268,750
Santander US Debt SAU (Spain)
3.781%	10/07/2015	^	900,000	905,711
Sparebank 1 Boligkreditt AS (Norway)
2.625%	05/27/2016	^	570,000	602,300
Standard Chartered plc (United Kingdom)
3.200%	05/12/2016	^	3,800,000	3,998,926
Toronto-Dominion Bank (The) (Canada)
2.500%	07/14/2016	†	3,850,000	4,053,815
Union Bank NA, Bank Note
2.125%	12/16/2013		1,380,000	1,401,921
US Bancorp
4.200%	05/15/2014		1,300,000	1,365,315
US Bancorp MTN
1.375%	09/13/2013		1,000,000	1,006,018
US Bank NA, Bank Note
0.620%	10/14/2014	#	690,000	690,765
Wachovia Bank NA, Bank Note
4.800%	11/01/2014		1,385,000	1,487,253
Wells Fargo & Co. MTN
2.100%	05/08/2017		6,810,000	7,047,982
Westpac Banking Corp. (Australia)
0.901%	04/08/2013	#^	1,000,000	1,001,537

				63,316,449

Commercial Services & Supplies—0.2%
PHH Corp.
7.375%	09/01/2019	†	1,000,000	1,115,000

Communications Equipment—0.1%
SBA Communications Corp.
5.625%	10/01/2019	^	430,000	453,113

Computers & Peripherals—1.7%
Hewlett-Packard Co.
3.000%	09/15/2016		4,436,000	4,468,267
2.650%	06/01/2016		750,000	748,994
2.350%	03/15/2015		1,100,000	1,105,488
1.550%	05/30/2014		3,660,000	3,653,083

				9,975,832

Consumer Finance—5.3%
Aircastle Ltd. (Bermuda)
6.250%	12/01/2019	^	330,000	345,675
Ally Financial, Inc.
4.625%	06/26/2015		1,300,000	1,356,012
American Express Credit Corp. MTN
2.750%	09/15/2015		2,500,000	2,622,668
1.750%	06/12/2015		2,975,000	3,039,123
American Express Credit Corp., Series D MTN
5.125%	08/25/2014		3,177,000	3,405,013
American Honda Finance Corp.
2.375%	03/18/2013	^	470,000	471,893
1.450%	02/27/2015	^†	1,190,000	1,209,623

Coupon Rate	Maturity Date		Face	Value

Caterpillar Financial Services Corp.
0.700%	11/06/2015		$1,270,000	$1,267,647
Caterpillar Financial Services Corp. MTN
1.125%	12/15/2014		200,000	202,243
Ford Motor Credit Co. LLC
3.875%	01/15/2015		1,280,000	1,335,493
General Motors Financial Co., Inc.
4.750%	08/15/2017	^†	990,000	1,042,053
HSBC Finance Corp.
0.741%	06/01/2016	#	5,347,000	5,198,615
Hyundai Capital America
1.625%	10/02/2015	^	580,000	583,876
International Lease Finance Corp.
4.875%	04/01/2015		690,000	716,793
John Deere Capital Corp. MTN
2.950%	03/09/2015		1,210,000	1,268,717
1.600%	03/03/2014		1,160,000	1,175,557
PACCAR Financial Corp. MTN
1.550%	09/29/2014		620,000	630,432
1.050%	06/05/2015		280,000	282,579
0.658%	04/05/2013	#	840,000	841,022
RCI Banque SA (France)
2.217%	04/11/2014	#^	1,900,000	1,899,871
Toyota Motor Credit Corp.
0.875%	07/17/2015		1,620,000	1,627,692
Toyota Motor Credit Corp. MTN
1.000%	02/17/2015		910,000	916,586

				31,439,183

Containers & Packaging—0.1%
Rock-Tenn Co.
4.450%	03/01/2019	^	410,000	442,937

Diversified Financial Services—8.8%
Bank of America Corp.
3.700%	09/01/2015		635,000	671,711
1.500%	10/09/2015		7,615,000	7,659,106
Bank of America Corp., Series 1
3.750%	07/12/2016		520,000	556,303
Caisse Centrale Desjardins du Quebec (Canada)
1.700%	09/16/2013	^	350,000	352,712
Citigroup, Inc.
6.375%	08/12/2014		2,000,000	2,162,136
6.010%	01/15/2015		2,370,000	2,590,988
6.000%	12/13/2013		2,004,000	2,100,405
4.450%	01/10/2017		1,545,000	1,713,139
CNH Capital LLC
3.875%	11/01/2015	^	1,035,000	1,072,519
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands)
3.375%	01/19/2017		4,887,000	5,255,020
Equifax, Inc.
4.450%	12/01/2014		240,000	253,165
ERAC USA Finance LLC
2.250%	01/10/2014	^	550,000	555,744
1.400%	04/15/2016	^	230,000	231,727
General Electric Capital Corp.
5.900%	05/13/2014		680,000	729,008
2.150%	01/09/2015		1,290,000	1,325,659
1.625%	07/02/2015		1,350,000	1,373,242
General Electric Capital Corp. MTN
0.935%	04/07/2014	#	1,000,000	1,005,715

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Low Duration Bond Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
General Electric Capital Corp., Series A MTN
3.750%	11/14/2014		$1,130,000	$1,192,076
0.568%	09/15/2014	#	2,075,000	2,073,384
General Electric Capital Corp., Series G MTN
1.180%	05/09/2016	#	5,675,000	5,686,878
Harley-Davidson Financial Services, Inc.
1.150%	09/15/2015	^	420,000	421,382
Hutchison Whampoa International 12 II Ltd. (Cayman Islands)
2.000%	11/08/2017	^	480,000	480,842
JPMorgan Chase & Co.
3.150%	07/05/2016		8,090,000	8,578,086
JPMorgan Chase & Co. MTN
1.875%	03/20/2015		1,230,000	1,252,793
Lender Processing Services, Inc.
5.750%	04/15/2023		450,000	469,125
NASDAQ OMX Group, Inc. (The)
4.000%	01/15/2015		1,040,000	1,089,180
National Rural Utilities Cooperative Finance Corp.
1.000%	02/02/2015	†	520,000	524,121
Susser Holdings LLC/Susser Finance Corp.
8.500%	05/15/2016		950,000	1,014,125

				52,390,291

Diversified Telecommunication Services—6.1%
AT&T, Inc.
2.500%	08/15/2015		6,000,000	6,259,440
0.875%	02/13/2015		620,000	623,232
0.800%	12/01/2015		1,541,000	1,542,062
British Telecommunications plc (United Kingdom)
2.000%	06/22/2015		400,000	411,455
Deutsche Telekom International Finance BV (Netherlands)
3.125%	04/11/2016	^†	8,695,000	9,204,223
Frontier Communications Corp.
6.250%	01/15/2013		700,000	700,430
Telecom Italia Capital SA (Luxembourg)
5.250%	11/15/2013		280,000	288,400
5.250%	10/01/2015		1,986,000	2,118,069
Telefonica Emisiones SAU (Spain)
4.949%	01/15/2015		4,000,000	4,200,000
2.582%	04/26/2013		1,090,000	1,096,540
Verizon Communications, Inc.
1.250%	11/03/2014		1,680,000	1,700,617
0.920%	03/28/2014	#	3,595,000	3,617,383
0.700%	11/02/2015		2,630,000	2,632,501
Vivendi SA (France)
2.400%	04/10/2015	^	360,000	367,799
Windstream Corp.
8.125%	08/01/2013		190,000	198,075
7.875%	11/01/2017		880,000	994,400

				35,954,626

Electric Utilities—2.4%
Enel Finance International NV (Luxembourg)
3.875%	10/07/2014	^	6,034,000	6,215,322
Exelon Generation Co. LLC
5.350%	01/15/2014		5,345,000	5,592,313
GDF Suez (France)
1.625%	10/10/2017	^	330,000	330,299
Georgia Power Co.
1.300%	09/15/2013		1,100,000	1,106,734

Coupon Rate	Maturity Date		Face	Value

Hrvatska Elektroprivreda (Croatia)
6.000%	11/09/2017	^	$200,000	$212,000
NextEra Energy Capital Holdings, Inc.
1.611%	06/01/2014		520,000	525,787
1.200%	06/01/2015		210,000	211,620

				14,194,075

Electronic Equipment, Instruments & Components—0.3%
Agilent Technologies, Inc.
2.500%	07/15/2013		470,000	474,228
Tech Data Corp.
3.750%	09/21/2017	†	1,440,000	1,478,753

				1,952,981

Energy Equipment & Services—0.1%
National Oilwell Varco, Inc.
1.350%	12/01/2017		830,000	836,273

Food & Staples Retailing—1.5%
Kroger Co. (The)
2.200%	01/15/2017		650,000	672,368
Safeway, Inc.
3.400%	12/01/2016		650,000	671,879
Tesco plc (United Kingdom)
2.000%	12/05/2014	^	3,700,000	3,782,658
Walgreen Co.
1.000%	03/13/2015		570,000	570,789
0.810%	03/13/2014	#	2,928,000	2,932,872
Woolworths Ltd. (Australia)
2.550%	09/22/2015	^	220,000	228,666

				8,859,232

Food Products—0.8%
ConAgra Foods, Inc.
1.350%	09/10/2015		200,000	200,125
Ingredion, Inc.
3.200%	11/01/2015		310,000	325,626
Kraft Foods Group, Inc.
1.625%	06/04/2015	^	440,000	448,084
Mondelez International, Inc.
5.250%	10/01/2013		340,000	350,877
2.625%	05/08/2013		340,000	342,185
Unilever Capital Corp.
0.450%	07/30/2015		590,000	588,093
USJ Acucar e Alcool SA (Brazil)
9.875%	11/09/2019	^	350,000	373,625
Wm. Wrigley Jr. Co.
3.700%	06/30/2014	^	2,190,000	2,267,528

				4,896,143

Gas Utilities—0.4%
Korea Gas Corp. (Korea, Republic of)
2.250%	07/25/2017	^	1,200,000	1,215,170
Sabine Pass LNG LP
7.500%	11/30/2016		1,010,000	1,118,575

				2,333,745

Health Care Equipment & Supplies—0.5%
Covidien International Finance SA (Luxembourg)
1.875%	06/15/2013		880,000	886,048
1.350%	05/29/2015	†	350,000	354,946
DENTSPLY International, Inc.
1.810%	08/15/2013	#	800,000	804,536

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Low Duration Bond Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
Stryker Corp.
3.000%	01/15/2015		$680,000	$711,154

				2,756,684

Health Care Providers & Services—1.8%
Express Scripts Holding Co.
2.750%	11/21/2014	^	1,300,000	1,341,690
HCA, Inc.
6.750%	07/15/2013		225,000	231,750
Quest Diagnostics, Inc.
1.160%	03/24/2014	#	410,000	412,625
UnitedHealth Group, Inc.
4.875%	02/15/2013		3,000,000	3,015,236
1.400%	10/15/2017		270,000	270,734
0.850%	10/15/2015		1,358,000	1,363,378
WellPoint, Inc.
5.000%	12/15/2014		2,000,000	2,161,142
2.375%	02/15/2017		1,445,000	1,497,571
1.250%	09/10/2015		550,000	554,715

				10,848,841

Hotels, Restaurants & Leisure—0.1%
Carnival Corp. (Panama)
1.875%	12/15/2017		280,000	280,710

Household Durables—0.2%
Lennar Corp.
4.750%	12/15/2017	^	700,000	728,000
Newell Rubbermaid, Inc.
2.050%	12/01/2017		630,000	639,122

				1,367,122

Industrial Conglomerates—0.1%
Danaher Corp.
1.300%	06/23/2014		400,000	404,534

Insurance—3.3%
Aflac, Inc.
3.450%	08/15/2015	†	2,937,000	3,136,070
Allstate Corp. (The)
6.200%	05/16/2014		800,000	859,443
American International Group, Inc.
3.000%	03/20/2015	†	700,000	728,752
2.375%	08/24/2015		400,000	411,908
Hartford Financial Services Group, Inc.
4.000%	03/30/2015		510,000	539,200
MetLife, Inc.
2.375%	02/06/2014		450,000	458,548
Metropolitan Life Global Funding I
5.125%	04/10/2013	^	2,000,000	2,025,184
1.100%	01/10/2014	#^	2,100,000	2,110,985
Principal Life Global Funding II
1.000%	12/11/2015	^	660,000	659,504
Prudential Covered Trust 2012-1
2.997%	09/30/2015	^	2,161,250	2,242,718
Prudential Financial, Inc. MTN
3.875%	01/14/2015		1,951,000	2,065,249
Prudential Financial, Inc., Series B MTN
4.750%	04/01/2014		820,000	858,383
Prudential Financial, Inc., Series C MTN
4.750%	06/13/2015		2,290,000	2,473,933

Coupon Rate	Maturity Date		Face	Value

Prudential Financial, Inc., Series D MTN
5.150%	01/15/2013		$1,000,000	$1,001,800

				19,571,677

Internet & Catalog Retail—0.3%
Amazon.com, Inc.
0.650%	11/27/2015	†	1,150,000	1,150,131
eBay, Inc.
0.875%	10/15/2013		500,000	501,922

				1,652,053

Internet Software & Services—0.1%
Baidu, Inc. (Cayman Islands)
2.250%	11/28/2017		500,000	504,350

IT Services—0.0%
Computer Sciences Corp.
2.500%	09/15/2015	†	270,000	275,487

Life Sciences Tools & Services—0.2%
Howard Hughes Medical Institute
3.450%	09/01/2014		1,100,000	1,155,937

Machinery—0.1%
Eaton Corp.
0.950%	11/02/2015	^	560,000	562,095
Tyco Electronics Group SA (Luxembourg)
1.600%	02/03/2015		270,000	274,139

				836,234

Media—2.1%
CC Holdings GS V LLC
2.381%	12/15/2017	^	370,000	372,241
DirecTV Holdings LLC/DirecTV Financing Co., Inc.
4.750%	10/01/2014		1,060,000	1,132,261
DISH DBS Corp.
4.625%	07/15/2017		1,000,000	1,047,500
NBCUniversal Media LLC
3.650%	04/30/2015		850,000	904,750
Time Warner Cable, Inc.
8.250%	02/14/2014		2,200,000	2,383,795
6.200%	07/01/2013		5,500,000	5,651,668
Time Warner, Inc.
3.150%	07/15/2015		440,000	465,583
Viacom, Inc.
4.375%	09/15/2014		700,000	741,967

				12,699,765

Metals & Mining—2.9%
Anglo American Capital plc (United Kingdom)
2.625%	09/27/2017	^	2,150,000	2,196,567
ArcelorMittal (Luxembourg)
4.250%	08/05/2015	†	1,000,000	1,010,689
Barrick Gold Corp. (Canada)
1.750%	05/30/2014		510,000	517,303
Barrick Gold Financeco LLC
6.125%	09/15/2013		795,000	824,727
BHP Billiton Finance USA Ltd. (Australia)
1.000%	02/24/2015		360,000	362,859
0.581%	02/18/2014	#	2,704,000	2,712,172
FMG Resources August 2006 Pty Ltd. (Australia)
6.000%	04/01/2017	^	720,000	738,000
Freeport-McMoRan Copper & Gold, Inc.
2.150%	03/01/2017		270,000	271,703
1.400%	02/13/2015		300,000	299,527

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Low Duration Bond Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
Rio Tinto Finance USA Ltd. (Australia)
8.950%	05/01/2014		$2,875,000	$3,179,968
Rio Tinto Finance USA plc (United Kingdom)
1.125%	03/20/2015		700,000	706,121
Xstrata Finance Canada Ltd. (Canada)
2.850%	11/10/2014	^	1,765,000	1,812,413
2.450%	10/25/2017	^	2,220,000	2,244,056

				16,876,105

Multiline Retail—0.9%
Costco Wholesale Corp.
0.650%	12/07/2015	†	1,936,000	1,938,466
Dollar General Corp.
4.125%	07/15/2017		945,000	996,975
Target Corp.
1.125%	07/18/2014		500,000	505,056
0.495%	07/18/2014	#	1,800,000	1,806,071

				5,246,568

Multi-Utilities—0.6%
DTE Energy Co.
1.011%	06/03/2013	#	950,000	951,901
Sempra Energy
1.068%	03/15/2014	#	2,661,000	2,675,758

				3,627,659

Oil, Gas & Consumable Fuels—2.0%
BP Capital Markets plc (United Kingdom)
3.875%	03/10/2015		700,000	746,138
0.700%	11/06/2015		1,070,000	1,069,218
Chesapeake Energy Corp.
7.625%	07/15/2013		460,000	476,100
ConocoPhillips
4.750%	02/01/2014		159,000	166,243
4.600%	01/15/2015		455,000	491,958
CONSOL Energy, Inc.
8.000%	04/01/2017		200,000	217,500
Enterprise Products Operating LLC
1.250%	08/13/2015		280,000	281,900
Forest Oil Corp.
8.500%	02/15/2014	†	263,000	280,095
Marathon Oil Corp.
0.900%	11/01/2015		630,000	630,947
Murphy Oil Corp.
2.500%	12/01/2017		430,000	433,150
Petrohawk Energy Corp.
7.875%	06/01/2015		1,000,000	1,044,705
Phillips 66
2.950%	05/01/2017	^	270,000	286,447
1.950%	03/05/2015	^	270,000	275,638
Rockies Express Pipeline LLC
3.900%	04/15/2015	^	680,000	680,000
Statoil ASA (Norway)
1.200%	01/17/2018		2,100,000	2,102,950
Tesoro Corp.
4.250%	10/01/2017	†	700,000	728,000
Total Capital International SA (France)
1.500%	02/17/2017		410,000	413,589

Coupon Rate	Maturity Date		Face	Value

TransCanada PipeLines Ltd. (Canada)
3.400%	06/01/2015		$550,000	$584,405
WPX Energy, Inc.
5.250%	01/15/2017		990,000	1,054,350

				11,963,333

Paper & Forest Products—0.1%
Masco Corp.
4.800%	06/15/2015		465,000	487,362

Personal Products—0.2%
Revlon Consumer Products Corp.
9.750%	11/15/2015		950,000	1,004,625

Pharmaceuticals—2.3%
AbbVie, Inc.
1.750%	11/06/2017	^	1,450,000	1,467,470
1.200%	11/06/2015	^	1,460,000	1,470,779
1.072%	11/06/2015	#^	4,100,000	4,150,196
GlaxoSmithKline Capital plc (United Kingdom)
0.750%	05/08/2015		860,000	864,702
Novartis Capital Corp.
4.125%	02/10/2014		1,170,000	1,217,163
Sanofi (France)
1.625%	03/28/2014		800,000	811,534
Takeda Pharmaceutical Co. Ltd. (Japan)
1.031%	03/17/2015	^	1,400,000	1,406,310
Teva Pharmaceutical Finance III BV (Netherlands Antilles)
1.700%	03/21/2014		500,000	507,170
Teva Pharmaceutical Finance IV LLC
1.700%	11/10/2014		1,040,000	1,064,424
Valeant Pharmaceuticals International
6.500%	07/15/2016	^†	720,000	760,500

				13,720,248

Real Estate Investment Trusts (REITs)—1.1%
Digital Realty Trust LP
4.500%	07/15/2015		550,000	585,555
Duke Realty LP
5.400%	08/15/2014		560,000	595,033
HCP, Inc.
2.700%	02/01/2014		1,410,000	1,435,687
Health Care REIT, Inc.
6.000%	11/15/2013		810,000	845,384
Simon Property Group LP
4.200%	02/01/2015		210,000	222,804
Ventas Realty LP/Ventas Capital Corp.
2.000%	02/15/2018		1,460,000	1,462,686
Vornado Realty LP
4.250%	04/01/2015		1,080,000	1,142,188

				6,289,337

Road & Rail—0.6%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
4.875%	11/15/2017	^†	760,000	775,200
JB Hunt Transport Services, Inc.
3.375%	09/15/2015		850,000	874,309
Penske Truck Leasing Co. Lp/PTL Finance Corp.
3.125%	05/11/2015	^	800,000	816,734
2.500%	03/15/2016	^	620,000	622,146
Ryder System, Inc. MTN
2.500%	03/01/2017		540,000	549,648

				3,638,037

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Low Duration Bond Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
Semiconductors & Semiconductor Equipment—0.7%
Intel Corp.
1.350%	12/15/2017		$2,910,000	$2,912,630
Texas Instruments, Inc.
0.450%	08/03/2015		1,210,000	1,204,629

				4,117,259

Software—0.6%
Autodesk, Inc.
1.950%	12/15/2017		430,000	428,365
Microsoft Corp.
2.950%	06/01/2014		1,400,000	1,452,079
Oracle Corp.
3.750%	07/08/2014		700,000	735,183
1.200%	10/15/2017		660,000	662,727

				3,278,354

Tobacco—1.4%
Altria Group, Inc.
8.500%	11/10/2013		5,319,000	5,668,384
BAT International Finance plc (United Kingdom)
1.400%	06/05/2015	^	2,469,000	2,505,894
Reynolds American, Inc.
1.050%	10/30/2015		290,000	290,112

				8,464,390

Trading Companies & Distributors—0.1%
AmeriGas Partners LP/AmeriGas Finance Corp.
6.250%	08/20/2019		695,000	747,125

Transportation Infrastructure—0.6%
Heathrow Funding Ltd. (Jersey, Channel Islands)
2.500%	06/25/2015	^	3,500,000	3,617,180

Wireless Telecommunication Services—0.5%
America Movil SAB de CV (Mexico)
3.625%	03/30/2015		300,000	319,592
SK Telecom Co. Ltd. (Korea, Republic of)
2.125%	05/01/2018	^	880,000	887,012
Vodafone Group plc (United Kingdom)
4.150%	06/10/2014		1,780,000	1,868,220

				3,074,824

TOTAL CORPORATE OBLIGATIONS
(Cost $387,663,983)				396,179,904

MORTGAGE-BACKED SECURITIES—6.7%
Commercial Mortgage-Backed Securities—0.2%
National Credit Union Administration Guaranteed Notes, Series 2010-C1, Class A2
2.900%	10/29/2020		1,100,000	1,176,812

Non-Agency Mortgage-Backed Securities—2.3%
Banc of America Mortgage Securities, Inc., Series 2004-L, Class 1A1
3.095%	01/25/2035	#	554,308	541,444
Fosse Master Issuer plc, Series 2012-1A, Class 2A2 (United Kingdom)
1.725%	10/18/2054	#^	2,250,000	2,299,937

Coupon Rate	Maturity Date		Face	Value

Harborview Mortgage Loan Trust, Series 2005-14, Class 3A1A
3.025%	12/19/2035	#	$2,406,695	$1,989,581
MLCC Mortgage Investors, Inc., Series 2004-1, Class 2A2
2.499%	12/25/2034	#	1,310,177	1,337,220
Provident Funding Mortgage Loan Trust, Series 2004-1, Class 1A1
2.610%	04/25/2034	#	192,822	194,797
Sequoia Mortgage Trust, Series 2012-1, Class 1A1
2.865%	01/25/2042	#	2,051,714	2,110,090
Sequoia Mortgage Trust, Series 2012-2, Class A2
3.500%	04/25/2042	#	2,009,412	2,051,415
Springleaf Mortgage Loan Trust, Series 2012-3A, Class A
1.570%	12/25/2059	#^	1,057,355	1,063,303
Structured Asset Mortgage Investments, Inc., Series 2004-AR5, Class 2A1
2.084%	10/19/2034	#	507,543	388,426
Thornburg Mortgage Securities Trust, Series 2004-1, Class II2A
1.909%	03/25/2044	#	485,426	478,600
Wells Fargo Mortgage Backed Securities Trust, Series 2004-S, Class B1
2.626%	09/25/2034	#	1,239,427	993,476

				13,448,289

U.S. Government Agency Mortgage-Backed Securities—4.2%
Federal Deposit Insurance Corporation Structured Sale Guaranteed Notes, Series 2010-S1, Class 2A
3.250%	04/25/2038	^	1,232,085	1,303,315
Federal National Mortgage Association
3.144%	07/01/2041	#	3,387,160	3,562,087
3.076%	06/01/2041	#	2,127,315	2,233,322
3.000%	10/01/2042		4,068,358	4,268,472
2.598%	10/01/2034	#	1,342,588	1,422,900
2.549%	09/01/2034	#	113,985	119,636
2.536%	09/01/2034	#	167,711	176,123
2.500%	11/01/2027		6,398,565	6,697,831
2.420%	10/01/2034	#	212,123	224,147
National Credit Union Administration Guaranteed Notes, Series 2010-R1, Class 2A
1.840%	10/07/2020		304,687	309,685
National Credit Union Administration Guaranteed Notes, Series 2010-R2, Class 1A
0.583%	11/06/2017	#	1,399,221	1,402,285
National Credit Union Administration Guaranteed Notes, Series 2010-R3, Class 1A
0.773%	12/08/2020	#	3,344,983	3,361,708

				25,081,511

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $40,016,451)				39,706,612

U.S. TREASURY OBLIGATIONS—9.5%
U.S. Treasury Notes—9.5%
U.S. Treasury Note
1.250%	10/31/2015		17,520,000	17,967,583
0.875%	11/30/2016		22,450,000	22,770,968
0.625%	09/30/2017		10,150,000	10,133,354
0.375%	06/30/2013	‡‡	280,000	280,394
0.250%	02/28/2014		5,000,000	5,003,515

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $55,992,228)				56,155,814

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Low Duration Bond Fund

Coupon Rate	Maturity Date		Face	Value

GOVERNMENT RELATED OBLIGATIONS—4.3%
U.S. Government Agencies—0.9%
Federal National Mortgage Association
0.500%	09/28/2015		$3,210,000	$3,222,317
National Credit Union Administration Guaranteed Notes, Series A2
1.400%	06/12/2015		1,770,000	1,810,657

				5,032,974

Non-U.S. Government Agencies—0.7%
Caisse d’Amortissement de la Dette Sociale (France)
2.125%	04/12/2017	^	1,420,000	1,476,889
Export-Import Bank of Korea (Korea, Republic of)
1.250%	11/20/2015		800,000	803,330
IPIC Ltd. MTN (Cayman Islands)
3.125%	11/15/2015	^	500,000	520,750
Korea National Oil Corp. (Korea, Republic of)
2.875%	11/09/2015	^	1,160,000	1,213,601
Petrobras International Finance Co. (Cayman Islands)
2.875%	02/06/2015		410,000	421,724

				4,436,294

Sovereign Debt—0.7%
Korea Finance Corp. (Korea, Republic of)
3.250%	09/20/2016		1,660,000	1,750,336
Panama Government International Bond (Panama)
7.250%	03/15/2015		393,000	441,732
Qatar Government International Bond (Qatar)
3.125%	01/20/2017	^	780,000	825,630
South Africa Government International Bond (South Africa)
6.500%	06/02/2014		880,000	950,400

				3,968,098

Supranational—1.0%
European Investment Bank
1.125%	04/15/2015		5,555,000	5,652,051

U.S. Municipal Bonds—1.0%
California General Obligation Bonds (California)
5.450%	04/01/2015		3,635,000	4,001,154
5.250%	04/01/2014		1,655,000	1,746,852
University of California Revenue Bonds (California)
1.988%	05/15/2050	#	460,000	462,355

				6,210,361

TOTAL GOVERNMENT RELATED OBLIGATIONS
(Cost $24,408,610)				25,299,778

ASSET-BACKED SECURITIES—7.0%
Automobiles—1.3%
Enterprise Fleet Financing LLC Series 2012-1, Class A2
1.140%	11/20/2017	^	2,800,000	2,815,506
Ford Credit Auto Owner Trust Series 2009-D, Class A4
2.980%	08/15/2014		1,062,439	1,070,679
Ford Credit Auto Owner Trust Series 2009-A, Class A4
6.070%	05/15/2014		474,744	477,615

Coupon Rate	Maturity Date		Face	Value

Honda Auto Receivables Owner Trust Series 2011-1, Class A3
1.130%	10/15/2014		$1,288,791	$1,292,840
Hyundai Capital Auto Funding Ltd. (Cayman Islands) Series 2010-8A, Class A
1.209%	09/20/2016	#^	1,989,174	1,993,351

				7,649,991

Credit Card—5.1%
American Express Credit Account Master Trust Series 2008-5, Class A
1.009%	03/15/2016	#	4,550,000	4,572,440
Capital One Multi-Asset Execution Trust Series 2006-A5, Class A5
0.269%	01/15/2016	#	6,750,000	6,750,027
Citibank Credit Card Issuance Trust Series 2006-A3, Class A3
5.300%	03/15/2018		960,000	1,102,253
Citibank Credit Card Issuance Trust Series 2008-A2, Class A2
1.361%	01/23/2020	#	3,300,000	3,440,549
Discover Card Master Trust Series 2012-A1, Class A1
0.810%	08/15/2017		2,050,000	2,066,011
GE Capital Credit Card Master Note Trust Series 2012-1, Class A
1.030%	01/15/2018		2,000,000	2,021,198
GE Capital Credit Card Master Note Trust Series 2010-3, Class A
2.210%	06/15/2016		6,300,000	6,352,366
Gracechurch Card Funding plc (United Kingdom) Series 2012-1A, Class A1
0.909%	02/15/2017	#^	2,700,000	2,717,297
Penarth Master Issuer plc (United Kingdom) Series 2012-1A, Class A1
0.779%	03/18/2014	#^	780,000	781,607
Penarth Master Issuer plc (United Kingdom) Series 2011-1A, Class A1
0.859%	05/18/2015	#^	300,000	300,385

				30,104,133

Other—0.6%
CenterPoint Energy Transition Bond Co. LLC Series 2012-1, Class A1
0.901%	04/15/2018		2,305,238	2,324,705
MMAF Equipment Finance LLC Series 2011-AA, Class A3
1.270%	09/15/2015	^	1,560,000	1,567,060

				3,891,765

TOTAL ASSET-BACKED SECURITIES
(Cost $41,492,080)				41,645,889

			Shares	Value
MONEY MARKET FUNDS—8.8%
Institutional Money Market Funds—8.8%
Dreyfus Institutional Cash Advantage Fund, 0.11%		††¥	3,500,000	3,500,000
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.18%			¥30,385,496	30,385,496

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Low Duration Bond Fund		Shares	Value

MONEY MARKET FUNDS—(Continued)
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.18%	††¥	4,275,405	$4,275,405
Fidelity Institutional Money Market: Prime Money Market Portfolio—Institutional Class, 0.14%	††¥	3,500,000	3,500,000
Short-Term Investments Trust Liquid Assets Portfolio—Institutional Class, 0.15%	††¥	3,500,000	3,500,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class, 0.14%	††¥	3,500,000	3,500,000
Wells Fargo Advantage Heritage Money Market Fund—Select Class, 0.13%	††¥	3,500,000	3,500,000

TOTAL MONEY MARKET FUNDS
(Cost $52,160,901)			52,160,901

TOTAL INVESTMENTS—103.2%
(Cost $601,734,253)			611,148,898
Other assets less liabilities—(3.2%)			(18,887,220)

NET ASSETS—100.0%			$592,261,678

Notes to the Schedule of Investments:

MTN	Medium Term Note
REIT	Real Estate Investment Trust
#	Rate is subject to change. Rate shown reflects current rate.
^	Securities are not registered under the Securities Act of 1933. These securities may be resold only in transactions exempt from registration, generally to qualified institutional buyers under Securities Act Rule 144A. Such securities are considered illiquid unless deemed liquid by a subadviser under the liquidity procedures adopted by the Board of Directors. The total market value of 144A securities was $115,670,183, which represents 19.5% of Net Assets. The illiquid 144A securities represented 0.0% of Net Assets, and 0.0% of total 144A securities held.
†	Denotes all or a portion of the security on loan.
‡‡	Security or a portion of the security has been pledged as collateral for futures contracts and/or options contracts.
††	Represents reinvestment of collateral received in conjunction with securities lending.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS

December 31, 2012

Vantagepoint Inflation Protected Securities Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—2.0%
Capital Markets—0.7%
Bear Stearns Cos. LLC (The), Series CPI MTN
3.790%	03/10/2014	#	$380,000	$387,539
Morgan Stanley MTN
2.810%	05/14/2013	#	4,000,000	4,027,792

				4,415,331

Consumer Finance—1.2%
HSBC Finance Corp.
0.590%	01/15/2014	#	4,900,000	4,886,300
SLM Corp. MTN
6.250%	01/25/2016		2,400,000	2,622,000
5.050%	11/14/2014		500,000	527,330
SLM Corp., Series MTNBED
4.241%	03/15/2013	#	120,000	120,163

				8,155,793

Diversified Financial Services—0.1%
Citigroup, Inc.
2.310%	08/13/2013	#	700,000	706,829

TOTAL CORPORATE OBLIGATIONS
(Cost $12,920,130)				13,277,953

U.S. TREASURY OBLIGATIONS—90.1%
U.S. Treasury Bills—0.4%
U.S. Treasury Bill
0.133%	12/12/2013		2,300,000	2,296,927
0.131%	01/31/2013		253,000	252,989

				2,549,916

U.S. Treasury Bonds—0.4%
U.S. Treasury Bond
2.750%	08/15/2042-
	11/15/2042		2,500,000	2,411,916

U.S. Treasury Inflation Protected Securities Bonds—37.1%
U.S. Treasury Bond
3.875%	04/15/2029		10,785,000	25,205,508
3.625%	04/15/2028		10,880,000	24,714,222
3.375%	04/15/2032		449,100	966,826
2.500%	01/15/2029		14,100,000	21,704,627
2.375%	01/15/2025-
	01/15/2027		51,507,400	84,722,998
2.125%	02/15/2040	‡‡	6,814,800	10,724,623
2.125%	02/15/2041		7,580,300	11,848,479
2.000%	01/15/2026		18,005,000	27,564,597
1.750%	01/15/2028		16,570,000	23,723,255
0.750%	02/15/2042		15,249,500	17,146,387

				248,321,522

U.S. Treasury Inflation Protected Securities Notes—51.6%
U.S. Treasury Note
2.625%	07/15/2017		20,900,000	27,973,319
2.500%	07/15/2016		7,124,800	9,383,667
2.375%	01/15/2017		910,000	1,213,833
2.125%	01/15/2019		1,992,600	2,608,563

Coupon Rate	Maturity Date		Face	Value

2.000%	01/15/2014-
	01/15/2016		$18,273,500	$23,648,578
1.875%	07/15/2013-
	07/15/2019		16,631,900	21,562,955
1.625%	01/15/2015-
	01/15/2018		8,155,000	10,499,924
1.375%	01/15/2020		8,539,800	10,837,034
1.250%	04/15/2014-
	07/15/2020		26,665,000	32,262,799
1.125%	01/15/2021		20,795,000	25,847,934
0.625%	07/15/2021		24,389,500	28,477,158
0.500%	04/15/2015		18,926,700	21,089,167
0.125%	04/15/2016-
	07/15/2022		118,180,400	130,262,290

				345,667,221

U.S. Treasury Notes—0.6%
U.S. Treasury Note
1.625%	11/15/2022		1,870,000	1,849,840
0.875%	04/30/2017		2,060,000	2,085,589

				3,935,429

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $548,082,574)				602,886,004

GOVERNMENT RELATED OBLIGATIONS—0.6%
U.S. Government Agencies—0.1%
New Valley Generation I, Series 2000-1
7.299%	03/15/2019		751,486	898,965

Non-U.S. Government Agencies—0.4%
Export-Import Bank of Korea (Korea, Republic of)
4.000%	01/29/2021		1,200,000	1,296,255
Petrobras International Finance Co. (Cayman Islands)
3.875%	01/27/2016		1,200,000	1,272,004

				2,568,259

Supranational—0.1%
International Bank for Reconstruction & Development, Series CPI
2.788%	12/10/2013	#	275,000	276,180

TOTAL GOVERNMENT RELATED OBLIGATIONS
(Cost $3,562,403)				3,743,404

ASSET-BACKED SECURITIES—0.5%
Home Equity—0.2%
Argent Securities, Inc. Series 2005-W2, Class A2B1
0.410%	10/25/2035	#	179,930	177,496
First Franklin Mortgage Loan Asset Backed Certificates
Series 2005-FF11, Class A2D
0.550%	11/25/2035	#	1,260,963	1,224,707
Saxon Asset Securities Trust
Series 2003-1, Class AF7
4.034%	06/25/2033		114,689	114,884

				1,517,087

Manufactured Housing—0.1%
Conseco Finance Securitizations Corp.
Series 2002-1, Class A
6.681%	12/01/2033	#	649,511	676,430

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Inflation Protected Securities Fund

Coupon Rate	Maturity Date		Face	Value

ASSET-BACKED SECURITIES—(Continued)
Other—0.0%
Park Place Securities, Inc.
Series 2004-WWF1, Class M2
0.890%	12/25/2034	#	$219,404	$218,598

Student Loan—0.2%
North Carolina State Education Assistance Authority
Series 2011-2, Class A1
0.765%	10/26/2020	#	343,339	343,703
South Carolina Student Loan Corp.
Series 2010-1, Class A1
0.765%	01/25/2021	#	892,143	893,891

				1,237,594

TOTAL ASSET-BACKED SECURITIES
(Cost $3,460,512)				3,649,709

			Contracts	Value
PURCHASED OPTIONS—0.0%
Put—U.S. Long Bond, Expires 01/25/2013, Strike $147.00			41	48,047
Call—U.S. Long Bond, Expires 02/22/2013, Strike $151.00			71	51,031
Call—U.S. Long Bond, Expires 01/25/2013, Strike $153.00			44	4,813

TOTAL PURCHASED OPTIONS
(Cost $163,473)				103,891

Coupon Rate	Maturity Date		Face	Value
CERTIFICATES OF DEPOSIT—0.7%
Commercial Banks—0.7%
Abbey National Treasury Services plc (United Kingdom)
1.684%	06/10/2013		$3,800,000	3,804,123
Dexia Credit Local S.A., Series YCD (France)
1.650%	09/12/2013		700,000	700,602

TOTAL CERTIFICATES OF DEPOSIT
(Cost $4,500,000)				4,504,725

			Shares	Value
MONEY MARKET FUNDS—5.5%
Institutional Money Market Fund—5.5%
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.18%
(Cost $37,025,421)			¥37,025,421	37,025,421

TOTAL INVESTMENTS—99.4%
(Cost $609,714,513)				665,191,107

Other assets less liabilities—0.6%				4,144,771

NET ASSETS—100.0%				$669,335,878

Notes to the Schedule of Investments:

MTN	Medium Term Note
#	Rate is subject to change. Rate shown reflects current rate.
‡‡	Security or a portion of the security has been pledged as collateral for futures contracts and/or options contracts.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS

December 31, 2012

Vantagepoint Equity Income Fund	Shares	Value

COMMON STOCKS—95.7%
Aerospace & Defense—2.2%
Boeing Co. (The)	74,200	$5,591,712
Honeywell International, Inc.	388,600	24,664,442
Lockheed Martin Corp.	35,800	3,303,982
Raytheon Co.	187,900	10,815,524
United Technologies Corp.	9,700	795,497

		45,171,157

Air Freight & Logistics—2.3%
FedEx Corp.	446,200	40,925,464
United Parcel Service, Inc., Class B	86,500	6,377,645

		47,303,109

Airlines—0.2%
United Continental Holdings, Inc. *†	207,700	4,856,026

Auto Components—0.2%
Johnson Controls, Inc.	117,700	3,613,390

Automobiles—0.2%
Ford Motor Co.	277,500	3,593,625

Beverages—0.3%
PepsiCo, Inc.	83,400	5,707,062

Biotechnology—0.1%
Amgen, Inc.	36,000	3,107,520

Building Products—0.3%
Masco Corp.	201,100	3,350,326
USG Corp. *†	85,900	2,411,213

		5,761,539

Capital Markets—4.2%
Bank of New York Mellon Corp. (The)	1,581,500	40,644,550
Franklin Resources, Inc.	140,000	17,598,000
Legg Mason, Inc.	172,200	4,428,984
Northern Trust Corp.	126,200	6,330,192
Och-Ziff Capital Management Group LLC, Class A	38,300	363,850
State Street Corp.	333,500	15,677,835

		85,043,411

Chemicals—0.2%
E.I. Du Pont de Nemours & Co.	72,946	3,280,382

Commercial Banks—3.6%
PNC Financial Services Group, Inc.	365,700	21,323,967
Regions Financial Corp.	303,800	2,163,056
SunTrust Banks, Inc.	201,400	5,709,690
U.S. Bancorp	340,900	10,888,346
Wells Fargo & Co.	942,000	32,197,560

		72,282,619

Commercial Services & Supplies—0.1%
Avery Dennison Corp.	45,000	1,571,400

Communications Equipment—0.7%
Cisco Systems, Inc.	285,400	5,608,110
Harris Corp.	130,100	6,369,696
Nokia Oyj ADR (Finland) †	406,500	1,605,675

		13,583,481

		Shares	Value

Computers & Peripherals—2.0%
Dell, Inc.		3,862,800	$39,130,164
Hewlett-Packard Co.	†	164,300	2,341,275

			41,471,439

Construction Materials—4.0%
Cemex SAB de CV ADR (Mexico)	*	2,407,120	23,758,274
Martin Marietta Materials, Inc.	†	221,000	20,835,880
Vulcan Materials Co.		688,000	35,810,400

			80,404,554

Consumer Finance—3.2%
American Express Co.		521,300	29,964,324
Capital One Financial Corp.		332,900	19,284,897
SLM Corp.		912,700	15,634,551

			64,883,772

Distributors—0.2%
Genuine Parts Co.		54,452	3,462,058

Diversified Financial Services—3.5%
Bank of America Corp.		1,750,006	20,300,070
Citigroup, Inc.		388,199	15,357,152
JPMorgan Chase & Co.		796,900	35,039,693

			70,696,915

Diversified Telecommunication Services—5.3%
AT&T, Inc.		775,542	26,143,521
CenturyLink, Inc.		86,990	3,403,049
Level 3 Communications, Inc.	*†	1,097,599	25,365,513
Telefonica SA (Spain)		145,874	1,974,995
tw telecom inc.	*	1,062,800	27,069,516
Verizon Communications, Inc.		544,241	23,549,308

			107,505,902

Electric Utilities—1.7%
Duke Energy Corp.		134,123	8,557,047
Entergy Corp.		208,800	13,311,000
Exelon Corp.		180,600	5,371,044
FirstEnergy Corp.		60,200	2,513,952
Xcel Energy, Inc.		163,400	4,364,414

			34,117,457

Electrical Equipment—1.1%
Eaton Corp. plc (Ireland)		60,975	3,304,845
Emerson Electric Co.		359,600	19,044,416

			22,349,261

Electronic Equipment, Instruments & Components—0.4%
Corning, Inc.		696,000	8,783,520

Energy Equipment & Services—0.6%
Diamond Offshore Drilling, Inc.	†	77,100	5,239,716
Schlumberger Ltd.		89,000	6,166,810

			11,406,526

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Equity Income Fund	Shares	Value

COMMON STOCKS—(Continued)
Food & Staples Retailing—1.2%
Sysco Corp.	214,400	$6,787,904
Walgreen Co.	470,900	17,428,009

		24,215,913

Food Products—2.1%
Archer-Daniels-Midland Co.	201,700	5,524,563
Campbell Soup Co. †	161,700	5,641,713
ConAgra Foods, Inc.	105,900	3,124,050
McCormick & Co., Inc.	52,600	3,341,678
Mondelez International, Inc., Class A	1,003,700	25,564,239

		43,196,243

Health Care Equipment & Supplies—3.1%
Abbott Laboratories	644,262	30,459,827
Baxter International, Inc.	214,900	14,325,234
Medtronic, Inc.	417,900	17,142,258

		61,927,319

Health Care Providers & Services—1.9%
Quest Diagnostics, Inc.	58,700	3,420,449
UnitedHealth Group, Inc.	342,000	18,550,080
WellPoint, Inc.	254,600	15,510,232

		37,480,761

Hotels, Restaurants & Leisure—0.8%
Carnival Corp.	420,200	15,450,754

Household Durables—0.2%
Whirlpool Corp.	45,400	4,619,450

Household Products—0.6%
Clorox Co. (The)	91,100	6,670,342
Energizer Holdings, Inc.	34,600	2,767,308
Procter & Gamble Co. (The)	26,000	1,765,140

		11,202,790

Independent Power Producers & Energy Traders—0.1%
AES Corp. (The)	166,200	1,778,340

Industrial Conglomerates—3.9%
3M Co.	101,200	9,396,420
General Electric Co.	1,405,200	29,495,148
Koninklijke Philips Electronics NV NYRS (Netherlands)	1,522,100	40,396,534

		79,288,102

Insurance—8.5%
Allstate Corp. (The)	394,600	15,851,082
Aon plc (United Kingdom)	594,141	33,034,240
Chubb Corp. (The)	41,100	3,095,652
Fairfax Financial Holdings Ltd. (Canada)	91,500	33,031,500
Lincoln National Corp.	130,690	3,384,871
Loews Corp.	787,500	32,090,625
Marsh & McLennan Cos., Inc.	213,800	7,369,686
Sun Life Financial, Inc. (Canada)	98,700	2,618,511
Travelers Cos., Inc. (The)	508,300	36,506,106
Willis Group Holdings plc (United Kingdom)	89,800	3,010,994
XL Group plc (Ireland)	84,000	2,105,040

		172,098,307

		Shares	Value

IT Services—1.2%
Computer Sciences Corp.		143,100	$5,731,155
International Business Machines Corp.		98,600	18,886,830

			24,617,985

Leisure Equipment & Products—0.4%
Hasbro, Inc.	†	64,800	2,326,320
Mattel, Inc.		186,700	6,836,954

			9,163,274

Life Sciences Tools & Services—0.6%
Agilent Technologies, Inc.		62,200	2,546,468
Thermo Fisher Scientific, Inc.		138,000	8,801,640

			11,348,108

Machinery—2.6%
Illinois Tool Works, Inc.		469,100	28,525,971
Ingersoll-Rand plc (Ireland)		83,100	3,985,476
Stanley Black & Decker, Inc.		251,200	18,581,264
Xylem, Inc.		62,900	1,704,590

			52,797,301

Media—4.7%
Cablevision Systems Corp., Class A		174,200	2,602,548
Comcast Corp., Class A		111,000	4,149,180
DIRECTV	*	674,000	33,807,840
Madison Square Garden Co. (The), Class A	*	60,400	2,678,740
McGraw-Hill Cos., Inc. (The)	†	112,700	6,161,309
New York Times Co. (The), Class A	*†	183,800	1,567,814
Time Warner, Inc.		181,533	8,682,724
Walt Disney Co. (The)		657,400	32,731,946
WPP plc (United Kingdom)		162,700	2,376,914

			94,759,015

Metals & Mining—0.5%
Cliffs Natural Resources, Inc.	†	62,600	2,413,856
Newmont Mining Corp.		41,500	1,927,260
Nucor Corp.		156,200	6,744,716

			11,085,832

Multiline Retail—1.6%
Kohl’s Corp.		392,100	16,852,458
Macy’s, Inc.		105,700	4,124,414
Saks, Inc.	*†	367,450	3,861,899
Target Corp.		111,000	6,567,870

			31,406,641

Multi-Utilities—0.7%
Dominion Resources, Inc.		129,300	6,697,740
NiSource, Inc.		278,700	6,936,843
TECO Energy, Inc.		57,800	968,728

			14,603,311

Oil, Gas & Consumable Fuels—12.4%
Anadarko Petroleum Corp.		89,200	6,628,452
Apache Corp.		71,900	5,644,150
BP plc ADR (United Kingdom)		362,598	15,098,581
Chesapeake Energy Corp.	†	2,031,000	33,755,220
Chevron Corp.		215,158	23,267,186
ConocoPhillips		325,400	18,869,946

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Equity Income Fund		Shares	Value

COMMON STOCKS—(Continued)
CONSOL Energy, Inc.		1,145,900	$36,783,390
Exxon Mobil Corp.		167,360	14,485,008
Hess Corp.		110,500	5,852,080
Marathon Oil Corp.		655,100	20,085,366
Murphy Oil Corp.		405,600	24,153,480
Occidental Petroleum Corp.		229,600	17,589,656
Phillips 66		139,300	7,396,830
Royal Dutch Shell plc, Class A ADR (Netherlands)		160,581	11,072,060
Spectra Energy Corp.		335,512	9,186,318

			249,867,723

Paper & Forest Products—0.7%
International Paper Co.		242,500	9,661,200
MeadWestvaco Corp.		111,600	3,556,692

			13,217,892

Personal Products—0.2%
Avon Products, Inc.	†	271,700	3,901,612

Pharmaceuticals—4.2%
Bristol-Myers Squibb Co.	†	362,500	11,813,875
Johnson & Johnson		393,700	27,598,370
Merck & Co., Inc.		184,200	7,541,148
Pfizer, Inc.		1,123,187	28,169,530
Teva Pharmaceutical Industries Ltd. ADR (Israel)		246,100	9,189,374

			84,312,297

Real Estate Investment Trusts (REITs)—0.2%
Weyerhaeuser Co. REIT		183,037	5,092,089

Road & Rail—0.3%
Norfolk Southern Corp.		110,600	6,839,504

Semiconductors & Semiconductor Equipment—2.2%
Analog Devices, Inc.		116,000	4,878,960
Applied Materials, Inc.		814,800	9,321,312
First Solar, Inc.	*†	36,000	1,111,680
Intel Corp.		499,600	10,306,748
Texas Instruments, Inc.		590,200	18,260,788

			43,879,488

Software—1.4%
CA, Inc.		69,200	1,521,016
Microsoft Corp.		968,700	25,893,351

			27,414,367

Specialty Retail—0.6%
Lowe’s Cos., Inc.		202,700	7,199,904
Staples, Inc.	†	352,600	4,019,640
Tiffany & Co.	†	6,900	395,646

			11,615,190

Tobacco—1.6%
Altria Group, Inc.		243,300	7,644,486
Imperial Tobacco Group plc ADR (United Kingdom)		106,900	8,283,681
Philip Morris International, Inc.		197,300	16,502,172

			32,430,339

		Shares	Value

Wireless Telecommunication Services—0.6%
Vodafone Group plc (United Kingdom)		880,800	$2,217,208
Vodafone Group plc ADR (United Kingdom)		422,700	10,647,813

			12,865,021

TOTAL COMMON STOCKS
(Cost $1,690,055,389)			1,932,431,093

CONVERTIBLE PREFERRED STOCKS—0.2%
Automobiles—0.2%
General Motors Co., Series B 4.750%
(Cost $4,555,013)		91,200	4,024,656

MONEY MARKET FUNDS—10.1%
Institutional Money Market Funds—10.1%
Dreyfus Institutional Cash Advantage Fund, 0.11%	††¥	25,000,000	25,000,000
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.18%		¥95,567,050	95,567,050
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.18%	††¥	3,583,360	3,583,360
Fidelity Institutional Money Market: Prime Money Market Portfolio—Institutional Class, 0.14%	††¥	20,000,000	20,000,000
Short-Term Investments Trust Liquid Assets Portfolio—Institutional Class, 0.15%	††¥	20,000,000	20,000,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class, 0.14%	††¥	20,000,000	20,000,000
Wells Fargo Advantage Heritage Money Market Fund—Select Class, 0.13%	††¥	20,000,000	20,000,000

TOTAL MONEY MARKET FUNDS
(Cost $204,150,410)			204,150,410

TOTAL INVESTMENTS—106.0%
(Cost $1,898,760,812)			2,140,606,159
Other assets less liabilities—(6.0%)			(120,301,655)

NET ASSETS—100.0%			$2,020,304,504

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Notes to the Schedule of Investments:

ADR	American Depositary Receipt
NYRS	New York Registry Shares
REIT	Real Estate Investment Trust
†	Denotes all or a portion of the security on loan.
*	Non-income producing.
††	Represents reinvestment of collateral received in conjunction with securities lending.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS

December 31, 2012

Vantagepoint Growth & Income Fund		Shares	Value

COMMON STOCKS—97.7%
Aerospace & Defense—2.1%
Boeing Co. (The)		32,000	$2,411,520
Honeywell International, Inc.		39,800	2,526,106
Precision Castparts Corp.		32,200	6,099,324
Spirit Aerosystems Holdings, Inc., Class A	*	484,400	8,220,268
United Technologies Corp.		105,400	8,643,854

			27,901,072

Air Freight & Logistics—1.4%
C.H. Robinson Worldwide, Inc.		400	25,288
Expeditors International of Washington, Inc.		351,050	13,884,027
FedEx Corp.		43,100	3,953,132

			17,862,447

Airlines—0.1%
United Continental Holdings, Inc.	*†	34,100	797,258

Auto Components—0.5%
Goodyear Tire & Rubber Co. (The)	*	503,000	6,946,430

Automobiles—0.5%
General Motors Co.	*†	187,500	5,405,625
Harley-Davidson, Inc.		35,500	1,733,820

			7,139,445

Beverages—0.3%
Anheuser-Busch InBev NV ADR (Belgium)		38,160	3,335,566
Coca-Cola Co. (The)		2,300	83,375
Monster Beverage Corp.	*	15,500	819,640

			4,238,581

Biotechnology—2.3%
Alexion Pharmaceuticals, Inc.	*	32,200	3,020,682
Amgen, Inc.		89,600	7,734,272
Biogen Idec, Inc.	*	32,100	4,708,107
Celgene Corp.	*	42,800	3,369,216
Gilead Sciences, Inc.	*	64,700	4,752,215
Regeneron Pharmaceuticals, Inc.	*	10,900	1,864,663
Vertex Pharmaceuticals, Inc.	*	95,900	4,022,046

			29,471,201

Capital Markets—5.3%
Ameriprise Financial, Inc.		13,000	814,190
Bank of New York Mellon Corp. (The)		983,200	25,268,240
BlackRock, Inc.		40,500	8,371,755
Credit Suisse Group AG ADR (Switzerland)		312,300	7,670,088
Franklin Resources, Inc.		44,600	5,606,220
Goldman Sachs Group, Inc. (The)		58,500	7,462,260
Invesco Ltd.		441,100	11,508,299
Morgan Stanley		8,100	154,872
Northern Trust Corp.		27,200	1,364,352
State Street Corp.		17,700	832,077
TD Ameritrade Holding Corp.		27,500	462,275

			69,514,628

		Shares	Value

Chemicals—3.2%
Dow Chemical Co. (The)		242,000	$7,821,440
Ecolab, Inc.		36,100	2,595,590
Monsanto Co.		145,050	13,728,983
Mosaic Co. (The)		142,000	8,041,460
Praxair, Inc.		53,600	5,866,520
Sherwin-Williams Co. (The)		28,400	4,368,488

			42,422,481

Commercial Banks—4.0%
BB&T Corp.		229,500	6,680,745
Comerica, Inc.		476,150	14,446,391
M&T Bank Corp.	†	600	59,082
PNC Financial Services Group, Inc.		191,400	11,160,534
U.S. Bancorp		47,700	1,523,538
Wells Fargo & Co.		529,200	18,088,056

			51,958,346

Commercial Services & Supplies—1.2%
Cintas Corp.		311,500	12,740,350
Tyco International Ltd. (Switzerland)		100,000	2,925,000

			15,665,350

Communications Equipment—1.8%
Cisco Systems, Inc.		776,100	15,250,365
F5 Networks, Inc.	*	300	29,145
Juniper Networks, Inc.	*	60,900	1,197,903
QUALCOMM, Inc.		115,500	7,163,310

			23,640,723

Computers & Peripherals—3.4%
Apple, Inc.		62,200	33,154,466
EMC Corp.	*	142,100	3,595,130
Hewlett-Packard Co.	†	298,900	4,259,325
NetApp, Inc.	*	95,000	3,187,250

			44,196,171

Construction Materials—0.5%
CRH plc ADR (Ireland)		344,600	7,009,164

Consumer Finance—1.3%
American Express Co.		298,900	17,180,772

Diversified Financial Services—3.4%
Citigroup, Inc.		454,500	17,980,020
IntercontinentalExchange, Inc.	*	11,100	1,374,291
JPMorgan Chase & Co.		566,008	24,887,372

			44,241,683

Diversified Telecommunication Services—0.8%
AT&T, Inc.		315,106	10,622,223

Electric Utilities—0.9%
Edison International		112,400	5,079,356
Entergy Corp.		80,000	5,100,000
PPL Corp.		78,600	2,250,318

			12,429,674

Electrical Equipment—0.8%
AMETEK, Inc.		600	22,542
Eaton Corp. plc (Ireland)		154,300	8,363,060
Roper Industries, Inc.		13,900	1,549,572

			9,935,174

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Growth & Income Fund		Shares	Value

COMMON STOCKS—(Continued)
Electronic Equipment, Instruments & Components—1.5%
Amphenol Corp., Class A		3,600	$232,920
TE Connectivity Ltd. (Switzerland)		523,925	19,448,096
Trimble Navigation Ltd.	*	3,600	215,208

			19,896,224

Energy Equipment & Services—2.4%
Cameron International Corp.	*	37,400	2,111,604
FMC Technologies, Inc.	*	10,800	462,564
Halliburton Co.		180,000	6,244,200
National Oilwell Varco, Inc.		100	6,835
Noble Corp. (Switzerland)		156,300	5,442,366
Schlumberger Ltd.		240,775	16,683,300

			30,950,869

Food & Staples Retailing—3.1%
Costco Wholesale Corp.		4,000	395,080
CVS Caremark Corp.		23,300	1,126,555
Sysco Corp.	†	646,175	20,457,901
Wal-Mart Stores, Inc.		239,400	16,334,262
Whole Foods Market, Inc.		23,500	2,146,255

			40,460,053

Food Products—1.8%
Danone SA ADR (France)		214,800	2,876,172
General Mills, Inc.		174,200	7,039,422
Green Mountain Coffee Roasters, Inc.	*†	7,400	306,064
Nestle SA ADR (Switzerland)		209,200	13,633,564

			23,855,222

Health Care Equipment & Supplies—2.7%
Baxter International, Inc.		125,900	8,392,494
Covidien plc (Ireland)		432,225	24,956,671
Edwards Lifesciences Corp.	*	9,800	883,666
Intuitive Surgical, Inc.	*	300	147,111
Stryker Corp.		17,800	975,796

			35,355,738

Health Care Providers & Services—2.0%
AmerisourceBergen Corp.		362,550	15,654,909
Cardinal Health, Inc.		2,500	102,950
Express Scripts Holding Co.	*	44,200	2,386,800
Henry Schein, Inc.	*	3,200	257,472
McKesson Corp.		54,900	5,323,104
UnitedHealth Group, Inc.		35,000	1,898,400

			25,623,635

Health Care Technology—0.0%
Cerner Corp.	*	4,600	357,144

Hotels, Restaurants & Leisure—1.7%
Carnival Corp.		100,400	3,691,708
Chipotle Mexican Grill, Inc.	*	6,300	1,873,998
Las Vegas Sands Corp.		71,900	3,318,904
Marriott International, Inc., Class A	†	40,271	1,500,900
Starbucks Corp.		116,000	6,219,920
Starwood Hotels & Resorts Worldwide, Inc.		60,800	3,487,488
Tim Hortons, Inc. (Canada)		2,200	108,196

		Shares	Value

Wynn Resorts Ltd.		100	$11,249
Yum! Brands, Inc.		31,500	2,091,600

			22,303,963

Household Durables—0.6%
Lennar Corp., Class A	†	2,500	96,675
Newell Rubbermaid, Inc.		328,100	7,306,787

			7,403,462

Household Products—1.3%
Kimberly-Clark Corp.		201,500	17,012,645

Industrial Conglomerates—4.6%
3M Co.		268,450	24,925,583
Danaher Corp.		182,800	10,218,520
General Electric Co.		714,000	14,986,860
Koninklijke Philips Electronics NV NYRS (Netherlands)		370,200	9,825,108

			59,956,071

Insurance—4.1%
ACE Ltd. (Switzerland)		84,500	6,743,100
Berkshire Hathaway, Inc., Class B	*	259,800	23,304,060
Marsh & McLennan Cos., Inc.		271,600	9,362,052
Principal Financial Group, Inc.		185,700	5,296,164
Prudential Financial, Inc.		100	5,333
Willis Group Holdings plc (United Kingdom)		260,550	8,736,241

			53,446,950

Internet & Catalog Retail—1.9%
Amazon.com, Inc.	*	57,500	14,440,550
Expedia, Inc.		5,600	344,120
Liberty Interactive Corp., Series A	*	46,300	911,184
priceline.com, Inc.	*	14,500	9,007,400

			24,703,254

Internet Software & Services—3.2%
Akamai Technologies, Inc.	*	3,300	135,003
Baidu, Inc. ADR (China)	*†	43,000	4,312,470
eBay, Inc.	*	123,800	6,316,276
Facebook, Inc., Class A	*	83,400	2,220,942
Google, Inc., Class A	*	32,600	23,125,462
LinkedIn Corp., Class A	*	13,600	1,561,552
Tencent Holdings Ltd. (China)		107,600	3,528,926

			41,200,631

IT Services—4.0%
Accenture plc, Class A (Ireland)		301,200	20,029,800
Alliance Data Systems Corp.	*†	8,400	1,215,984
Automatic Data Processing, Inc.		224,850	12,818,698
Cognizant Technology Solutions Corp., Class A	*	16,000	1,184,800
Fiserv, Inc.	*	13,300	1,051,099
Mastercard, Inc., Class A		20,600	10,120,368
Visa, Inc., Class A		34,500	5,229,510

			51,650,259

Life Sciences Tools & Services—0.2%
Thermo Fisher Scientific, Inc.		36,200	2,308,836

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Growth & Income Fund		Shares	Value

COMMON STOCKS—(Continued)
Machinery—4.0%
Illinois Tool Works, Inc.		306,125	$18,615,461
Ingersoll-Rand plc (Ireland)		372,075	17,844,717
PACCAR, Inc.		220,050	9,948,461
Stanley Black & Decker, Inc.		79,300	5,865,821

			52,274,460

Media—4.6%
CBS Corp., Class B		143,900	5,475,395
Comcast Corp., Class A		171,700	6,418,146
Discovery Communications, Inc., Class C	*	52,250	3,056,625
McGraw-Hill Cos., Inc. (The)	†	600	32,802
Omnicom Group, Inc.		323,300	16,152,068
Thomson Reuters Corp.		253,400	7,363,804
Time Warner, Inc.		418,900	20,035,987
Walt Disney Co. (The)		41,400	2,061,306

			60,596,133

Metals & Mining—0.7%
Barrick Gold Corp. (Canada)		92,400	3,234,924
Steel Dynamics, Inc.		386,400	5,305,272

			8,540,196

Multiline Retail—0.9%
Dollar Tree, Inc.	*	7,800	316,368
Kohl’s Corp.		124,500	5,351,010
Nordstrom, Inc.		115,100	6,157,850

			11,825,228

Oil, Gas & Consumable Fuels—5.3%
Chevron Corp.		153,900	16,642,746
Concho Resources, Inc.	*	8,900	716,984
Devon Energy Corp.		309,475	16,105,079
EOG Resources, Inc.		21,700	2,621,143
EQT Corp.		21,600	1,273,968
Hess Corp.		97,800	5,179,488
Marathon Oil Corp.		200,700	6,153,462
Occidental Petroleum Corp.		71,000	5,439,310
Petroleo Brasileiro SA ADR (Brazil)		306,200	5,961,714
Pioneer Natural Resources Co.	†	18,700	1,993,233
Range Resources Corp.	†	20,900	1,313,147
Southwestern Energy Co.	*	175,400	5,860,114

			69,260,388

Paper & Forest Products—0.7%
International Paper Co.		237,400	9,458,016

Pharmaceuticals—3.1%
Allergan, Inc.		29,700	2,724,381
GlaxoSmithKline plc ADR (United Kingdom)		319,000	13,866,930
Merck & Co., Inc.		223,940	9,168,104
Perrigo Co.		600	62,418
Roche Holding AG ADR (Switzerland)		149,900	7,569,950
Teva Pharmaceutical Industries Ltd. ADR (Israel)		185,500	6,926,570
Valeant Pharmaceuticals International, Inc. (Canada)	*	2,800	167,356

			40,485,709

		Shares	Value

Professional Services—0.1%
IHS, Inc., Class A	*	16,300	$1,564,800
Verisk Analytics, Inc., Class A	*	600	30,600

			1,595,400

Real Estate Investment Trusts (REITs)—0.6%
American Tower Corp. REIT		101,900	7,873,813

Road & Rail—0.7%
J.B. Hunt Transport Services, Inc.	†	8,300	495,593
Kansas City Southern		25,000	2,087,000
Union Pacific Corp.		51,000	6,411,720

			8,994,313

Semiconductors & Semiconductor Equipment—1.9%
Altera Corp.		100	3,444
Broadcom Corp., Class A		119,800	3,978,558
Intel Corp.		361,400	7,455,682
Maxim Integrated Products, Inc.		190,900	5,612,460
Xilinx, Inc.		199,100	7,147,690

			24,197,834

Software—1.9%
Autodesk, Inc.	*	35,300	1,247,855
Citrix Systems, Inc.	*	500	32,875
Intuit, Inc.		15,300	910,350
Microsoft Corp.		658,050	17,589,676
Oracle Corp.		2,900	96,628
Red Hat, Inc.	*	32,600	1,726,496
Salesforce.com, Inc.	*†	23,100	3,883,110

			25,486,990

Specialty Retail—1.7%
AutoZone, Inc.	*	21,800	7,726,574
Home Depot, Inc. (The)		33,300	2,059,605
Limited Brands, Inc.		33,800	1,590,628
Lowe’s Cos., Inc.		200,700	7,128,864
O’Reilly Automotive, Inc.	*	26,000	2,324,920
PetSmart, Inc.		2,400	164,016
Ross Stores, Inc.		14,200	768,930
Tiffany & Co.	†	900	51,606

			21,815,143

Textiles, Apparel & Luxury Goods—1.1%
Coach, Inc.		15,600	865,956
Fossil, Inc.	*	36,300	3,379,530
Michael Kors Holdings Ltd. (Hong Kong)	*	38,200	1,949,346
NIKE, Inc., Class B		37,200	1,919,520
PVH Corp.		28,100	3,119,381
Ralph Lauren Corp.		17,900	2,683,568

			13,917,301

Tobacco—0.6%
Imperial Tobacco Group plc ADR (United Kingdom)		95,500	7,400,295

Trading Companies & Distributors—0.4%
Fastenal Co.	†	78,000	3,641,820
W.W. Grainger, Inc.		6,600	1,335,642

			4,977,462

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Growth & Income Fund		Shares	Value

COMMON STOCKS—(Continued)
Wireless Telecommunication Services—0.5%
Vodafone Group plc ADR (United Kingdom)		253,100	$6,375,589

TOTAL COMMON STOCKS
(Cost $1,033,566,021)			1,274,732,049

MONEY MARKET FUNDS—5.0%
Institutional Money Market Funds—5.0%
Dreyfus Institutional Cash Advantage Fund, 0.11%	††¥	5,500,000	5,500,000
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.18%		¥32,672,575	32,672,575
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.18%	††¥	5,667,920	5,667,920
Fidelity Institutional Money Market: Prime Money Market Portfolio—Institutional Class, 0.14%	††¥	5,500,000	5,500,000
Short-Term Investments Trust Liquid Assets Portfolio—Institutional Class, 0.15%	††¥	5,500,000	5,500,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class, 0.14%	††¥	5,500,000	5,500,000
Wells Fargo Advantage Heritage Money Market Fund—Select Class, 0.13%	††¥	5,500,000	5,500,000

TOTAL MONEY MARKET FUNDS
(Cost $65,840,495)			65,840,495

TOTAL INVESTMENTS—102.7%
(Cost $1,099,406,516)			1,340,572,544
Other assets less liabilities—(2.7%)			(35,068,442)

NET ASSETS—100.0%			$1,305,504,102

Notes to the Schedule of Investments:

ADR	American Depositary Receipt
NYRS	New York Registry Shares
REIT	Real Estate Investment Trust
*	Non-income producing.
†	Denotes all or a portion of the security on loan.
††	Represents reinvestment of collateral received in conjunction with securities lending.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS

December 31, 2012

Vantagepoint Growth Fund		Shares	Value

COMMON STOCKS—97.1%
Aerospace & Defense—2.0%
Honeywell International, Inc.		109,992	$6,981,192
Precision Castparts Corp.		93,149	17,644,284
United Technologies Corp.	†	162,850	13,355,328

			37,980,804

Air Freight & Logistics—0.9%
C.H. Robinson Worldwide, Inc.	†	73,534	4,648,819
Expeditors International of Washington, Inc.		135,350	5,353,093
FedEx Corp.		69,400	6,365,368

			16,367,280

Airlines—0.1%
Delta Air Lines, Inc.	*	158,600	1,882,582

Beverages—1.3%
Coca-Cola Co. (The)		653,799	23,700,214

Biotechnology—5.6%
Alexion Pharmaceuticals, Inc.	*	259,634	24,356,266
Biogen Idec, Inc.	*	151,100	22,161,837
Celgene Corp.	*	285,600	22,482,432
Gilead Sciences, Inc.	*	253,803	18,641,830
Regeneron Pharmaceuticals, Inc.	*	13,408	2,293,707
Vertex Pharmaceuticals, Inc.	*	369,730	15,506,476

			105,442,548

Building Products—0.2%
Masco Corp.		264,100	4,399,906

Capital Markets—1.3%
Affiliated Managers Group, Inc.	*	105,600	13,743,840
State Street Corp.		137,540	6,465,755
T. Rowe Price Group, Inc.		68,227	4,443,625

			24,653,220

Chemicals—4.8%
Ecolab, Inc.		80,076	5,757,464
FMC Corp.		76,160	4,456,883
LyondellBasell Industries NV, Class A (Netherlands)		111,700	6,376,953
Monsanto Co.		578,886	54,791,560
PPG Industries, Inc.		101,570	13,747,500
Sherwin-Williams Co. (The)		32,700	5,029,914

			90,160,274

Commercial Banks—0.5%
Wells Fargo & Co.		244,764	8,366,033

Communications Equipment—3.4%
Cisco Systems, Inc.		187,700	3,688,305
Juniper Networks, Inc.	*	234,142	4,605,573
QUALCOMM, Inc.		896,806	55,619,908

			63,913,786

		Shares	Value

Computers & Peripherals—7.6%
Apple, Inc.		214,845	$114,518,830
EMC Corp.	*	1,111,063	28,109,894

			142,628,724

Consumer Finance—1.8%
American Express Co.		89,934	5,169,406
Capital One Financial Corp.		245,314	14,211,040
Discover Financial Services		370,063	14,265,929

			33,646,375

Diversified Financial Services—1.3%
Citigroup, Inc.		223,790	8,853,132
IntercontinentalExchange, Inc.	*†	59,076	7,314,200
JPMorgan Chase & Co.		193,380	8,502,919

			24,670,251

Diversified Telecommunication Services—0.5%
AT&T, Inc.		278,300	9,381,493

Energy Equipment & Services—4.2%
Cameron International Corp.	*	459,945	25,968,495
Halliburton Co.		395,680	13,726,139
National Oilwell Varco, Inc.		207,134	14,157,609
Schlumberger Ltd.		353,108	24,466,853

			78,319,096

Food & Staples Retailing—2.0%
Costco Wholesale Corp.		138,245	13,654,459
CVS Caremark Corp.		233,809	11,304,665
Whole Foods Market, Inc.		144,700	13,215,451

			38,174,575

Food Products—1.8%
Hershey Co. (The)		156,840	11,326,985
Kraft Foods Group, Inc.		186,336	8,472,698
Mondelez International, Inc., Class A		557,670	14,203,855

			34,003,538

Health Care Equipment & Supplies—1.1%
Cooper Cos., Inc. (The)		108,170	10,003,562
Edwards Lifesciences Corp.	*	70,874	6,390,708
Varian Medical Systems, Inc.	*†	63,917	4,489,530

			20,883,800

Health Care Providers & Services—1.7%
Cardinal Health, Inc.		259,230	10,675,091
Express Scripts Holding Co.	*	319,100	17,231,400
UnitedHealth Group, Inc.		74,288	4,029,381

			31,935,872

Health Care Technology—0.9%
Cerner Corp.	*†	221,422	17,191,204

Hotels, Restaurants & Leisure—4.0%
Chipotle Mexican Grill, Inc.	*	35,200	10,470,592
Las Vegas Sands Corp.		238,000	10,986,080
McDonald’s Corp.		87,003	7,674,535
Starbucks Corp.		775,275	41,570,245

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Growth Fund		Shares	Value

COMMON STOCKS—(Continued)
Yum! Brands, Inc.		71,800	$4,767,520

			75,468,972

Household Durables—0.3%
Whirlpool Corp.		47,478	4,830,886

Household Products—0.5%
Procter & Gamble Co. (The)		139,100	9,443,499

Industrial Conglomerates—1.9%
Danaher Corp.		337,342	18,857,418
General Electric Co.		843,722	17,709,725

			36,567,143

Insurance—0.5%
American International Group, Inc.	*	238,580	8,421,874

Internet & Catalog Retail—2.9%
Amazon.com, Inc.	*	142,677	35,831,902
priceline.com, Inc.	*	30,124	18,713,029

			54,544,931

Internet Software & Services—5.1%
eBay, Inc.	*	708,470	36,146,139
Facebook, Inc., Class A	*	192,500	5,126,275
Google, Inc., Class A	*	60,518	42,929,654
LinkedIn Corp., Class A	*	104,300	11,975,726

			96,177,794

IT Services—7.2%
Accenture plc, Class A (Ireland)		141,500	9,409,750
Cognizant Technology Solutions Corp., Class A	*	507,843	37,605,774
International Business Machines Corp.		21,807	4,177,131
Mastercard, Inc., Class A		31,900	15,671,832
Teradata Corp.	*	279,500	17,298,255
Visa, Inc., Class A		336,390	50,989,996

			135,152,738

Life Sciences Tools & Services—0.7%
Thermo Fisher Scientific, Inc.		211,970	13,519,447

Machinery—2.4%
Caterpillar, Inc.		191,100	17,118,738
Cummins, Inc.		48,900	5,298,315
Deere & Co.		61,134	5,283,200
PACCAR, Inc.		128,310	5,800,895
Stanley Black & Decker, Inc.		166,550	12,319,704

			45,820,852

Media—2.8%
Comcast Corp., Class A		681,932	25,490,618
Sirius XM Radio, Inc.	†	1,680,000	4,855,200
Viacom, Inc., Class B		157,280	8,294,947
Walt Disney Co. (The)		284,380	14,159,281

			52,800,046

Multiline Retail—0.2%
Kohl’s Corp.		90,999	3,911,137

		Shares	Value

Oil, Gas & Consumable Fuels—3.3%
Cabot Oil & Gas Corp.		108,017	$5,372,766
Exxon Mobil Corp.		41,227	3,568,197
Noble Energy, Inc.		112,634	11,459,383
Occidental Petroleum Corp.		83,010	6,359,396
Pioneer Natural Resources Co.	†	44,600	4,753,914
Suncor Energy, Inc. (Canada)		480,562	15,848,935
Valero Energy Corp.		437,760	14,936,371

			62,298,962

Paper & Forest Products—0.4%
International Paper Co.		168,020	6,693,917

Personal Products—0.3%
Estee Lauder Cos., Inc. (The), Class A		86,091	5,153,407

Pharmaceuticals—5.4%
Allergan, Inc.		284,814	26,125,988
Merck & Co., Inc.		309,760	12,681,574
Mylan, Inc.	*	250,724	6,889,896
Perrigo Co.		145,497	15,136,053
Pfizer, Inc.		584,600	14,661,768
Teva Pharmaceutical Industries Ltd. ADR (Israel)		48,986	1,829,137
Valeant Pharmaceuticals International, Inc. (Canada)	*	135,618	8,105,888
Warner Chilcott plc, Class A (Ireland)		422,677	5,089,031
Watson Pharmaceuticals, Inc.	*	126,690	10,895,340

			101,414,675

Road & Rail—2.9%
Canadian Pacific Railway Ltd. (Canada)		41,000	4,166,420
Hertz Global Holdings, Inc.	*	367,864	5,985,147
J.B. Hunt Transport Services, Inc.	†	150,100	8,962,471
Union Pacific Corp.		285,050	35,836,486

			54,950,524

Semiconductors & Semiconductor Equipment—1.8%
Avago Technologies Ltd. (Singapore)		143,700	4,549,542
Broadcom Corp., Class A		473,341	15,719,655
Texas Instruments, Inc.		437,307	13,530,278

			33,799,475

Software—4.9%
Check Point Software Technologies Ltd. (Israel)	*†	143,885	6,854,681
Citrix Systems, Inc.	*	374,370	24,614,828
Informatica Corp.	*	70,920	2,150,295
Intuit, Inc.		94,966	5,650,477
Microsoft Corp.		897,519	23,990,683
Oracle Corp.		374,470	12,477,340
Salesforce.com, Inc.	*†	101,970	17,141,157

			92,879,461

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Growth Fund		Shares	Value

COMMON STOCKS—(Continued)
Specialty Retail—3.5%
Bed Bath & Beyond, Inc.	*†	46,108	$2,577,898
Home Depot, Inc. (The)		328,130	20,294,840
Limited Brands, Inc.	†	106,600	5,016,596
Lowe’s Cos., Inc.		489,630	17,391,658
Tractor Supply Co.		134,400	11,875,584
Ulta Salon Cosmetics & Fragrance, Inc.		46,600	4,578,916
Urban Outfitters, Inc.	*	119,400	4,699,584

			66,435,076

Textiles, Apparel & Luxury Goods—2.4%
Coach, Inc.		140,665	7,808,314
Lululemon Athletica, Inc. (Canada)	*	168,200	12,821,886
Michael Kors Holdings Ltd. (Hong Kong)	*	127,936	6,528,574
NIKE, Inc., Class B		357,094	18,426,051

			45,584,825

Trading Companies & Distributors—0.7%
Fastenal Co.	†	272,500	12,723,025

TOTAL COMMON STOCKS
(Cost $1,578,717,634)			1,826,294,241

MONEY MARKET FUNDS—5.8%
Institutional Money Market Funds—5.8%
Dreyfus Institutional Cash Advantage Fund, 0.11%	††¥	7,000,000	7,000,000
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.18%		¥64,958,443	64,958,443
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.18%	††¥	9,913,945	9,913,945
Fidelity Institutional Money Market: Prime Money Market Portfolio—Institutional Class, 0.14%	††¥	7,000,000	7,000,000
Short-Term Investments Trust Liquid Assets Portfolio—Institutional Class, 0.15%	††¥	7,000,000	7,000,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class, 0.14%	††¥	7,000,000	7,000,000

		Shares	Value

Wells Fargo Advantage Heritage Money Market Fund—Select Class, 0.13%	††¥	7,000,000	$7,000,000

TOTAL MONEY MARKET FUNDS
(Cost $109,872,388)			109,872,388

TOTAL INVESTMENTS—102.9%
(Cost $1,688,590,022)			1,936,166,629
Other assets less liabilities—(2.9%)			(55,237,760)

NET ASSETS—100.0%			$1,880,928,869

Notes to the Schedule of Investments:

ADR	American Depositary Receipt
†	Denotes all or a portion of the security on loan.
*	Non-income producing.
††	Represents reinvestment of collateral received in conjunction with securities lending.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS

December 31, 2012

Vantagepoint Select Value Fund		Shares	Value

COMMON STOCKS—96.2%
Aerospace & Defense—3.7%
L-3 Communications Holdings, Inc.		24,700	$1,892,514
Northrop Grumman Corp.		17,900	1,209,682
Rockwell Collins, Inc.	†	37,600	2,187,192
Spirit Aerosystems Holdings, Inc., Class A	*	80,800	1,371,176
TransDigm Group, Inc.		31,519	4,297,931
Triumph Group, Inc.		32,300	2,109,190

			13,067,685

Airlines—0.2%
Delta Air Lines, Inc.	*	67,225	797,961

Auto Components—0.2%
Delphi Automotive plc (United Kingdom)	*†	22,600	864,450

Automobiles—0.4%
Thor Industries, Inc.		38,450	1,439,184

Beverages—0.3%
Coca-Cola Enterprises, Inc.		36,550	1,159,732

Capital Markets—0.9%
Northern Trust Corp.		28,200	1,414,512
Raymond James Financial, Inc.		46,675	1,798,388

			3,212,900

Chemicals—1.0%
Ashland, Inc.		19,675	1,582,067
CF Industries Holdings, Inc.		4,428	899,592
PPG Industries, Inc.		7,925	1,072,649

			3,554,308

Commercial Banks—3.8%
City National Corp./California		21,592	1,069,236
Fifth Third Bancorp		100,600	1,528,114
First Niagara Financial Group, Inc.		109,300	866,749
KeyCorp		136,700	1,151,014
M&T Bank Corp.	†	26,500	2,609,455
Regions Financial Corp.		377,725	2,689,402
SunTrust Banks, Inc.		45,475	1,289,216
TCF Financial Corp.		195,202	2,371,704

			13,574,890

Commercial Services & Supplies—1.3%
Avery Dennison Corp.		17,850	623,322
Republic Services, Inc.		46,700	1,369,711
Steelcase, Inc., Class A		202,500	2,579,850

			4,572,883

Communications Equipment—1.0%
Comtech Telecommunications Corp.		64,200	1,629,396
Riverbed Technology, Inc.	*†	95,775	1,888,683

			3,518,079

Computers & Peripherals—0.4%
Lexmark International, Inc., Class A	†	61,500	1,426,185

		Shares	Value

Construction & Engineering—2.2%
EMCOR Group, Inc.		17,875	$618,654
Jacobs Engineering Group, Inc.	*	62,200	2,647,854
KBR, Inc.		36,035	1,078,167
URS Corp.		88,300	3,466,658

			7,811,333

Consumer Finance—1.0%
Discover Financial Services		68,000	2,621,400
SLM Corp.		58,425	1,000,820

			3,622,220

Containers & Packaging—2.0%
Bemis Co., Inc.		115,750	3,872,995
Sonoco Products Co.		107,617	3,199,453

			7,072,448

Diversified Consumer Services—0.7%
H&R Block, Inc.		133,100	2,471,667

Diversified Financial Services—1.1%
NYSE Euronext		80,700	2,545,278
PHH Corp.	*†	63,200	1,437,800

			3,983,078

Electric Utilities—2.6%
Cleco Corp.		53,850	2,154,538
Great Plains Energy, Inc.		103,200	2,095,992
OGE Energy Corp.		11,800	664,458
Pinnacle West Capital Corp.		64,200	3,272,916
PPL Corp.		41,200	1,179,556

			9,367,460

Electrical Equipment—1.3%
Eaton Corp. plc (Ireland)		42,975	2,329,245
Hubbell, Inc., Class B		27,100	2,293,473

			4,622,718

Electronic Equipment, Instruments & Components—3.4%
Arrow Electronics, Inc.	*	75,000	2,856,000
Avnet, Inc.	*	98,500	3,015,085
FEI Co.		23,425	1,299,150
FLIR Systems, Inc.		112,400	2,507,644
Ingram Micro, Inc., Class A	*	145,200	2,456,784

			12,134,663

Energy Equipment & Services—3.0%
Ensco plc, Class A (United Kingdom)		44,557	2,641,339
Helmerich & Payne, Inc.		16,600	929,766
McDermott International, Inc.	*	151,900	1,673,938
Noble Corp. (Switzerland)		34,600	1,204,772
Patterson-UTI Energy, Inc.	†	111,600	2,079,108
SEACOR Holdings, Inc.	†	26,000	2,178,800

			10,707,723

Food & Staples Retailing—1.9%
Harris Teeter Supermarkets, Inc.		45,765	1,764,698
Kroger Co. (The)		148,175	3,855,514
Sysco Corp.		35,300	1,117,598

			6,737,810

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Select Value Fund		Shares	Value

COMMON STOCKS—(Continued)
Food Products—1.4%
Hain Celestial Group, Inc. (The)	*	19,800	$1,073,556
Hillshire Brands Co.		45,270	1,273,898
J.M. Smucker Co. (The)		23,800	2,052,512
Tyson Foods, Inc., Class A		30,775	597,035

			4,997,001

Gas Utilities—0.4%
UGI Corp.		42,800	1,399,988

Health Care Equipment & Supplies—1.1%
Becton Dickinson and Co.		19,700	1,540,343
Sirona Dental Systems, Inc.	*	34,550	2,227,093

			3,767,436

Health Care Providers & Services—1.5%
Cigna Corp.		54,500	2,913,570
HCA Holdings, Inc.		78,500	2,368,345

			5,281,915

Hotels, Restaurants & Leisure—1.9%
Darden Restaurants, Inc.		71,472	3,221,243
Wyndham Worldwide Corp.		63,400	3,373,514

			6,594,757

Household Durables—1.0%
MDC Holdings, Inc.		21,025	772,879
Mohawk Industries, Inc.	*	7,700	696,619
Newell Rubbermaid, Inc.		87,125	1,940,274

			3,409,772

Independent Power Producers & Energy Traders—0.3%
Calpine Corp.	*	54,275	984,006

Industrial Conglomerates—1.0%
Carlisle Cos., Inc.		61,600	3,619,616

Insurance—12.3%
Alleghany Corp.	*	8,910	2,988,592
Allied World Assurance Co. Holdings AG (Switzerland)		17,300	1,363,240
Allstate Corp. (The)		214,300	8,608,431
Aon plc (United Kingdom)		34,849	1,937,605
Arch Capital Group Ltd. (Bermuda)	*	54,200	2,385,884
Endurance Specialty Holdings Ltd. (Bermuda)		63,400	2,516,346
Fidelity National Financial, Inc., Class A		101,775	2,396,801
HCC Insurance Holdings, Inc.		102,750	3,823,328
Lincoln National Corp.		321,887	8,336,873
Loews Corp.		49,900	2,033,425
Progressive Corp. (The)		136,700	2,884,370
Torchmark Corp.		33,100	1,710,277
Validus Holdings Ltd. (Bermuda)		77,200	2,669,576

			43,654,748

Internet & Catalog Retail—0.6%
Expedia, Inc.		18,975	1,166,014
Liberty Interactive Corp., Series A	*	52,900	1,041,072

			2,207,086

		Shares	Value

Internet Software & Services—0.9%
Open Text Corp. (Canada)	*	29,200	$1,631,404
ValueClick, Inc.	*	72,900	1,414,989

			3,046,393

IT Services—4.5%
Broadridge Financial Solutions, Inc.		75,500	1,727,440
Computer Sciences Corp.		123,467	4,944,853
Convergys Corp.		153,200	2,514,012
CoreLogic, Inc.	*	35,425	953,641
Fidelity National Information Services, Inc.		53,650	1,867,557
SAIC, Inc.	†	152,800	1,729,696
Western Union Co. (The)		169,300	2,304,173

			16,041,372

Leisure Equipment & Products—2.3%
Brunswick Corp.		195,737	5,693,989
Mattel, Inc.		70,900	2,596,358

			8,290,347

Life Sciences Tools & Services—1.7%
Charles River Laboratories International, Inc.	*	29,875	1,119,416
Covance, Inc.	*	19,500	1,126,515
Life Technologies Corp.	*	50,400	2,473,632
PerkinElmer, Inc.		47,575	1,510,031

			6,229,594

Machinery—1.5%
AGCO Corp.	*	14,350	704,872
Dover Corp.		42,100	2,766,391
Flowserve Corp.		5,400	792,720
Snap-on, Inc.		4,225	333,733
Trinity Industries, Inc.		22,150	793,413

			5,391,129

Media—0.6%
Omnicom Group, Inc.		39,800	1,988,408

Metals & Mining—0.5%
Nucor Corp.		43,500	1,878,330

Multiline Retail—0.4%
Macy’s, Inc.		32,600	1,272,052

Multi-Utilities—2.4%
CMS Energy Corp.		99,025	2,414,229
NiSource, Inc.		101,000	2,513,890
PG&E Corp.	†	78,900	3,170,202
SCANA Corp.		8,400	383,376

			8,481,697

Oil, Gas & Consumable Fuels—6.5%
Cimarex Energy Co.		45,100	2,603,623
Energen Corp.		90,700	4,089,663
Hess Corp.		37,000	1,959,520
HollyFrontier Corp.		52,150	2,427,582
Marathon Petroleum Corp.		9,425	593,775
Murphy Oil Corp.		60,700	3,614,685
Peabody Energy Corp.		62,475	1,662,460
QEP Resources, Inc.		79,300	2,400,411
SM Energy Co.		5,900	308,039
Southwestern Energy Co.	*	63,600	2,124,876

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Select Value Fund		Shares	Value

COMMON STOCKS—(Continued)
Valero Energy Corp.		42,850	$1,462,042

			23,246,676

Paper & Forest Products—0.3%
International Paper Co.		22,775	907,356

Pharmaceuticals—0.3%
Jazz Pharmaceuticals plc (Ireland)	*†	20,750	1,103,900

Professional Services—1.7%
Dun & Bradstreet Corp. (The)	†	28,400	2,233,660
Manpower, Inc.		37,000	1,570,280
Towers Watson & Co., Class A		38,300	2,152,843

			5,956,783

Real Estate Investment Trusts (REITs)—7.0%
Annaly Capital Management, Inc. REIT		80,500	1,130,220
BioMed Realty Trust, Inc. REIT		100,825	1,948,947
Brandywine Realty Trust REIT	†	191,300	2,331,947
Capstead Mortgage Corp. REIT		78,400	899,248
CBL & Associates Properties, Inc. REIT		127,350	2,701,093
Digital Realty Trust, Inc. REIT		9,850	668,717
Duke Realty Corp. REIT		317,032	4,397,234
DuPont Fabros Technology, Inc. REIT	†	23,475	567,156
EPR Properties REIT		24,400	1,125,084
Hatteras Financial Corp. REIT		58,200	1,443,942
Health Care REIT, Inc. REIT		50,150	3,073,694
Home Properties, Inc. REIT		6,895	422,732
Kilroy Realty Corp. REIT		51,100	2,420,607
MFA Financial, Inc. REIT		146,000	1,184,060
Weyerhaeuser Co. REIT		22,000	612,040

			24,926,721

Road & Rail—2.3%
Hertz Global Holdings, Inc.	*	82,325	1,339,428
Ryder System, Inc.	†	61,975	3,094,411
Werner Enterprises, Inc.		170,000	3,683,900

			8,117,739

Semiconductors & Semiconductor Equipment—3.4%
Analog Devices, Inc.		72,900	3,066,174
Applied Materials, Inc.		186,400	2,132,416
Broadcom Corp., Class A		53,700	1,783,377
Lam Research Corp.*		70,900	2,561,617
NXP Semiconductor NV (Netherlands)*		40,775	1,075,237
Skyworks Solutions, Inc.	*	73,550	1,493,065

			12,111,886

Software—1.4%
Autodesk, Inc.	*	38,000	1,343,300
Cadence Design Systems, Inc.	*	192,300	2,597,973
Synopsys, Inc.	*	36,800	1,171,712

			5,112,985

		Shares	Value

Specialty Retail—2.0%
Bed Bath & Beyond, Inc.	*	32,000	$1,789,120
Foot Locker, Inc.		88,250	2,834,590
GNC Holdings, Inc., Class A		63,600	2,116,608
Pier 1 Imports, Inc.		23,600	472,000

			7,212,318

Textiles, Apparel & Luxury Goods—1.4%
PVH Corp.		13,775	1,529,163
V.F. Corp.		22,900	3,457,213

			4,986,376

Trading Companies & Distributors—0.7%
United Rentals, Inc.	*†	56,850	2,587,812

Water Utilities—0.5%
American Water Works Co., Inc.		43,525	1,616,083

TOTAL COMMON STOCKS
(Cost $289,827,490)			342,141,659

MONEY MARKET FUNDS—11.0%
Institutional Money Market Funds—11.0%
Dreyfus Institutional Cash Advantage Fund, 0.11%	††¥	4,000,000	4,000,000
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.18%		¥14,804,914	14,804,914
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.18%	††¥	4,191,524	4,191,524
Fidelity Institutional Money Market: Prime Money Market Portfolio—Institutional Class, 0.14%	††¥	4,000,000	4,000,000
Short-Term Investments Trust Liquid Assets Portfolio—Institutional Class, 0.15%	††¥	4,000,000	4,000,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class, 0.14%	††¥	4,000,000	4,000,000
Wells Fargo Advantage Heritage Money Market Fund—Select Class, 0.13%	††¥	4,000,000	4,000,000

TOTAL MONEY MARKET FUNDS
(Cost $38,996,438)			38,996,438

TOTAL INVESTMENTS—107.2%
(Cost $328,823,928)			381,138,097
Other assets less liabilities—(7.2%)			(25,547,879)

NET ASSETS—100.0%			$355,590,218

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Notes to the Schedule of Investments:

REIT	Real Estate Investment Trust
†	Denotes all or a portion of the security on loan.
*	Non-income producing.
††	Represents reinvestment of collateral received in conjunction with securities lending.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS

December 31, 2012

Vantagepoint Aggressive Opportunities Fund		Shares	Value

COMMON STOCKS—98.0%
Aerospace & Defense—1.9%
B/E Aerospace, Inc.	*	13,157	$649,956
Rockwell Collins, Inc.	†	61,246	3,562,680
Spirit Aerosystems Holdings, Inc., Class A	*	39,331	667,447
Textron, Inc.		26,628	660,108
TransDigm Group, Inc.		64,774	8,832,583
Triumph Group, Inc.		70,024	4,572,567

			18,945,341

Air Freight & Logistics—1.0%
C.H. Robinson Worldwide, Inc.		10,222	646,235
Expeditors International of Washington, Inc.		16,259	643,043
FedEx Corp.		100,100	9,181,172

			10,470,450

Airlines—0.7%
Copa Holdings SA, Class A (Panama)		49,704	4,943,063
Delta Air Lines, Inc.	*	55,892	663,438
Southwest Airlines Co.		63,060	645,734
United Continental Holdings, Inc.	*†	27,907	652,466

			6,904,701

Auto Components—1.1%
Allison Transmission Holdings, Inc.	†	31,542	644,088
BorgWarner, Inc.	*	105,066	7,524,827
Delphi Automotive plc (United Kingdom)	*†	16,966	648,949
Gentex Corp.	†	34,544	650,118
Goodyear Tire & Rubber Co. (The)	*	48,252	666,360
Visteon Corp.	*	12,455	670,328

			10,804,670

Automobiles—0.5%
Harley-Davidson, Inc.		13,539	661,245
Tesla Motors, Inc.	*†	118,898	4,027,075
Thor Industries, Inc.	†	17,518	655,699

			5,344,019

Beverages—0.5%
Brown-Forman Corp., Class B		9,812	620,609
Coca-Cola Enterprises, Inc.		20,266	643,040
Constellation Brands, Inc., Class A	*	73,700	2,608,243
Dr. Pepper Snapple Group, Inc.	†	14,330	633,100
Monster Beverage Corp.	*	11,880	628,214

			5,133,206

Biotechnology—2.3%
Achillion Pharmaceuticals, Inc.	*†	78,500	629,570
Alexion Pharmaceuticals, Inc.	*	6,891	646,445
Ariad Pharmaceuticals, Inc.	*†	100,682	1,931,081
BioMarin Pharmaceutical, Inc.	*	85,668	4,219,149

		Shares	Value

Cepheid, Inc.	*	59,267	$2,003,817
Cubist Pharmaceuticals, Inc.	*†	73,572	3,094,438
Incyte Corp. Ltd.	*†	40,220	668,054
Medivation, Inc.	*†	12,714	650,448
Myriad Genetics, Inc.	*	23,555	641,874
Onyx Pharmaceuticals, Inc.	*†	40,565	3,063,874
Orexigen Therapeutics, Inc.	*†	211,600	1,115,132
Regeneron Pharmaceuticals, Inc.	*	3,856	659,646
United Therapeutics Corp.	*	12,306	657,387
Vertex Pharmaceuticals, Inc.	*	61,209	2,567,106

			22,548,021

Building Products—0.3%
Armstrong World Industries, Inc.	†	12,659	642,191
Fortune Brands Home & Security, Inc.	*	22,007	643,045
Lennox International, Inc.	†	12,372	649,777
Masco Corp.	†	39,558	659,036

			2,594,049

Capital Markets—2.5%
Affiliated Managers Group, Inc.	*	42,809	5,571,591
Bank of New York Mellon Corp. (The)		361,800	9,298,260
Carlyle Group LP (The)		117,500	3,058,525
Eaton Vance Corp.	†	20,210	643,689
Federated Investors, Inc., Class B	†	30,706	621,182
Lazard Ltd., Class A (Bermuda)		21,660	646,334
LPL Financial Holdings, Inc.		22,233	626,081
SEI Investments Co.		27,511	642,107
Stifel Financial Corp.	*†	74,930	2,395,512
T. Rowe Price Group, Inc.		10,066	655,599
Waddell & Reed Financial, Inc., Class A	†	18,403	640,793

			24,799,673

Chemicals—2.4%
Airgas, Inc.		93,526	8,537,989
Albemarle Corp.		10,501	652,322
Celanese Corp., Class A		14,721	655,526
CF Industries Holdings, Inc.		3,215	653,159
Eastman Chemical Co.		9,714	661,038
Ecolab, Inc.		59,800	4,299,620
FMC Corp.		11,077	648,226
International Flavors & Fragrances, Inc.		9,641	641,512
Intrepid Potash, Inc.	†	29,529	628,672
NewMarket Corp.	†	2,449	642,128
PPG Industries, Inc.		4,855	657,124
Rockwood Holdings, Inc.		13,267	656,186
RPM International, Inc.		22,254	653,378
Scotts Miracle-Gro Co. (The), Class A		14,728	648,768
Sherwin-Williams Co. (The)		4,234	651,274
Sigma-Aldrich Corp.	†	8,767	645,076
Valspar Corp.		10,506	655,574
W.R. Grace & Co.	*	9,590	644,736
Westlake Chemical Corp.	†	8,190	649,467

			23,881,775

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Aggressive Opportunities Fund		Shares	Value

COMMON STOCKS—(Continued)
Commercial Banks—0.1%
Signature Bank/New York	*†	8,901	$634,997

Commercial Services & Supplies—1.3%
Cintas Corp.		15,323	626,711
Clean Harbors, Inc.	*	99,458	5,471,185
Copart, Inc.	*	21,822	643,749
Covanta Holding Corp.		35,632	656,341
Iron Mountain, Inc.	†	20,410	633,731
Pitney Bowes, Inc.	†	61,560	654,998
Rollins, Inc.		29,455	649,188
Stericycle, Inc.	*	33,606	3,134,432
Waste Connections, Inc.		19,328	653,093

			13,123,428

Communications Equipment—0.4%
Acme Packet, Inc.	*†	30,030	664,264
EchoStar Corp., Class A	*	18,986	649,701
F5 Networks, Inc.	*	6,675	648,476
Harris Corp.		12,422	608,181
Palo Alto Networks, Inc.	*†	12,260	656,155
Riverbed Technology, Inc.	*†	32,948	649,735

			3,876,512

Computers & Peripherals—1.6%
Dell, Inc.		913,000	9,248,690
Diebold, Inc.	†	21,391	654,779
Fusion-io, Inc.	*†	29,289	671,597
NCR Corp.	*	25,360	646,173
NetApp, Inc.	*	19,464	653,017
Stratasys Ltd.	*	39,283	3,148,532
Western Digital Corp.	†	15,572	661,654

			15,684,442

Construction & Engineering—1.3%
ACS Actividades de Construccion y Servicios SA (Spain)		304,000	7,704,447
Chicago Bridge & Iron Co. NV (Netherlands)		14,122	654,555
Fluor Corp.		11,237	660,061
URS Corp.		108,300	4,251,858

			13,270,921

Construction Materials—1.7%
Cemex SAB de CV ADR (Mexico)	*†	969,755	9,571,482
Martin Marietta Materials, Inc.	†	6,840	644,875
Vulcan Materials Co.		137,324	7,147,714

			17,364,071

Containers & Packaging—0.4%
AptarGroup, Inc.	†	13,532	645,747
Ball Corp.		14,349	642,118
Crown Holdings, Inc.	*	17,253	635,083
Owens-Illinois, Inc.	*	30,788	654,861
Packaging Corp. of America		16,651	640,564
Rock-Tenn Co., Class A		8,891	621,570
Silgan Holdings, Inc.		14,708	611,705

			4,451,648

		Shares	Value

Distributors—0.5%
Genuine Parts Co.	†	10,122	$643,557
LKQ Corp.	*	30,754	648,909
Pool Corp.		86,200	3,647,984

			4,940,450

Diversified Consumer Services—0.3%
Apollo Group, Inc., Class A	*†	31,779	664,817
H&R Block, Inc.		34,850	647,164
ITT Educational Services, Inc.	*†	36,925	639,172
Weight Watchers International, Inc.	†	12,063	631,619

			2,582,772

Diversified Financial Services—1.1%
CBOE Holdings, Inc.		21,591	636,071
IntercontinentalExchange, Inc.	*	23,735	2,938,630
Leucadia National Corp.		27,013	642,639
Moody’s Corp.	†	12,934	650,839
MSCI, Inc.	*†	21,132	654,881
NASDAQ OMX Group, Inc. (The)		226,200	5,657,262

			11,180,322

Diversified Telecommunication Services—1.6%
Level 3 Communications, Inc.	*†	429,001	9,914,213
tw telecom inc.	*†	198,133	5,046,448
Windstream Corp.	†	76,993	637,502

			15,598,163

Electric Utilities—0.1%
ITC Holdings Corp.	†	8,477	651,966

Electrical Equipment—1.1%
AMETEK, Inc.		106,090	3,985,801
Babcock & Wilcox Co. (The)		24,867	651,516
Eaton Corp. plc (Ireland)		12,000	650,400
General Cable Corp.	*	21,629	657,738
Hubbell, Inc., Class B		7,607	643,781
Polypore International, Inc.	*†	13,920	647,280
Regal-Beloit Corp.	†	35,220	2,481,953
Rockwell Automation, Inc.		7,787	654,030
Roper Industries, Inc.		5,780	644,354

			11,016,853

Electronic Equipment, Instruments & Components—1.1%
Amphenol Corp., Class A		10,028	648,812
Dolby Laboratories, Inc., Class A	†	22,214	651,537
FEI Co.	†	53,924	2,990,625
FLIR Systems, Inc.		29,182	651,050
IPG Photonics Corp.	†	29,220	1,947,513
Jabil Circuit, Inc.		33,918	654,278
National Instruments Corp.	†	25,255	651,832
Trimble Navigation Ltd.	*†	52,108	3,115,016

			11,310,663

Energy Equipment & Services—1.5%
Atwood Oceanics, Inc.	*†	13,936	638,129
Cameron International Corp.	*	87,232	4,925,119
CARBO Ceramics, Inc.	†	8,359	654,844
Dresser-Rand Group, Inc.	*†	11,505	645,891
FMC Technologies, Inc.	*	15,708	672,774

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Aggressive Opportunities Fund		Shares	Value

COMMON STOCKS—(Continued)
Gulfmark Offshore, Inc., Class A		48,154	$1,658,905
Helmerich & Payne, Inc.		11,644	652,180
Oceaneering International, Inc.		11,599	623,910
Oil States International, Inc.	*	42,377	3,031,651
RPC, Inc.	†	53,397	653,579
SEACOR Holdings, Inc.		7,650	641,070

			14,798,052

Food & Staples Retailing—0.7%
Fresh Market, Inc. (The)	*	65,998	3,173,844
Kroger Co. (The)		24,880	647,378
Safeway, Inc.	†	36,536	660,936
Whole Foods Market, Inc.		24,783	2,263,431

			6,745,589

Food Products—2.0%
Annie’s, Inc.	*†	65,167	2,178,533
Campbell Soup Co.	†	18,206	635,207
Dean Foods Co.	*	38,793	640,472
Flowers Foods, Inc.	†	27,843	647,907
Green Mountain Coffee Roasters, Inc.	*†	15,634	646,622
H.J. Heinz Co.		11,377	656,225
Hershey Co. (The)		54,937	3,967,550
Hillshire Brands Co.		23,689	666,609
Hormel Foods Corp.	†	20,677	645,329
Ingredion, Inc.		10,047	647,328
McCormick & Co., Inc.	†	10,252	651,310
Mead Johnson Nutrition Co.		9,914	653,234
Mondelez International, Inc., Class A		218,000	5,552,460
Smart Balance, Inc.	*†	126,749	1,635,062
WhiteWave Foods Co.	*	35,500	551,670

			20,375,518

Gas Utilities—0.1%
ONEOK, Inc.		15,351	656,255
Questar Corp.	†	31,819	628,744

			1,284,999

Health Care Equipment & Supplies—1.8%
Align Technology, Inc.	*†	74,212	2,059,383
Boston Scientific Corp.	*	388,100	2,223,813
C.R. Bard, Inc.		6,701	654,956
Cooper Cos., Inc. (The)		6,761	625,257
DENTSPLY International, Inc.	†	16,630	658,714
Edwards Lifesciences Corp.	*†	7,082	638,584
IDEXX Laboratories, Inc.	*†	6,984	648,115
ResMed, Inc.	†	15,645	650,363
Sirona Dental Systems, Inc.	*	60,443	3,896,156
St. Jude Medical, Inc.		18,015	651,062
Thoratec Corp.	*	105,862	3,971,942
Varian Medical Systems, Inc.	*†	9,240	649,018
Zimmer Holdings, Inc.		9,392	626,071

			17,953,434

Health Care Providers & Services—3.7%
AmerisourceBergen Corp.		14,962	646,059
Catamaran Corp.	*	149,686	7,051,707

		Shares	Value

DaVita HealthCare Partners, Inc.	*	126,712	$14,005,477
Hanger, Inc.	*†	93,146	2,548,475
HCA Holdings, Inc.		21,172	638,759
Health Management Associates, Inc., Class A	*	361,800	3,371,976
Henry Schein, Inc.	*†	7,983	642,312
Laboratory Corp. of America Holdings	*	21,772	1,885,891
Patterson Cos., Inc.		18,525	634,111
Quest Diagnostics, Inc.		11,002	641,087
Team Health Holdings, Inc.	*†	123,660	3,557,698
Tenet Healthcare Corp.	*†	20,240	657,193
Universal Health Services, Inc., Class B		13,422	648,954

			36,929,699

Health Care Technology—0.3%
athenahealth, Inc.	*†	32,423	2,381,469
Cerner Corp.	*	8,243	639,987

			3,021,456

Hotels, Restaurants & Leisure—1.6%
Bally Technologies, Inc.	*†	14,539	650,039
Brinker International, Inc.		21,060	652,649
Chipotle Mexican Grill, Inc.	*	2,238	665,715
Choice Hotels International, Inc.	†	19,096	642,008
Darden Restaurants, Inc.		14,457	651,577
Dunkin’ Brands Group, Inc.		20,013	664,031
International Game Technology		46,494	658,820
Marriott International, Inc., Class A	†	17,571	654,871
Panera Bread Co., Class A	*†	30,862	4,901,811
Penn National Gaming, Inc.	*†	13,253	650,855
Starwood Hotels & Resorts Worldwide, Inc.		10,938	627,404
Wyndham Worldwide Corp.		77,075	4,101,161
Wynn Resorts Ltd.		5,542	623,420

			16,144,361

Household Durables—0.8%
D.R. Horton, Inc.	†	33,264	657,962
Garmin Ltd. (Switzerland)	†	15,244	622,260
Jarden Corp.	*†	46,756	2,417,285
NVR, Inc.	*	633	582,360
SodaStream International Ltd. (Israel)	*†	62,129	2,788,971
Tempur-Pedic International, Inc.	*†	21,193	667,367
Tupperware Brands Corp.		10,357	663,884

			8,400,089

Household Products—0.4%
Church & Dwight Co., Inc.	†	69,598	3,728,365
Clorox Co. (The)		8,840	647,265

			4,375,630

Industrial Conglomerates—0.9%
Carlisle Cos., Inc.		10,950	643,422
Koninklijke Philips Electronics NV NYRS (Netherlands)		331,400	8,795,356

			9,438,778

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Aggressive Opportunities Fund		Shares	Value

COMMON STOCKS—(Continued)
Insurance—5.5%
Aflac, Inc.		57,800	$3,070,336
Allied World Assurance Co. Holdings AG (Switzerland)		8,232	648,681
Aon plc (United Kingdom)		138,869	7,721,116
Arch Capital Group Ltd. (Bermuda)	*†	14,646	644,717
Arthur J. Gallagher & Co.	†	17,654	611,711
Assured Guaranty Ltd. (Bermuda)		189,300	2,693,739
Axis Capital Holdings Ltd. (Bermuda)		136,200	4,717,968
Brown & Brown, Inc.		24,330	619,442
Endurance Specialty Holdings Ltd. (Bermuda)	†	16,455	653,099
Erie Indemnity Co., Class A	†	9,544	660,636
Fairfax Financial Holdings Ltd. (Canada)		19,400	7,003,400
Hanover Insurance Group, Inc. (The)	†	17,005	658,774
Loews Corp.		221,400	9,022,050
RenaissanceRe Holdings Ltd. (Bermuda)		108,900	8,849,214
Travelers Cos., Inc. (The)		87,000	6,248,340
Validus Holdings Ltd. (Bermuda)		19,166	662,760

			54,485,983

Internet & Catalog Retail—0.8%
Expedia, Inc.		63,043	3,873,992
Groupon, Inc.	*†	133,285	650,431
HomeAway, Inc.	*†	30,454	669,988
Liberty Interactive Corp., Series A	*	33,253	654,419
Liberty Ventures, Series A	*	9,533	645,956
Netflix, Inc.	*†	7,173	665,511
TripAdvisor, Inc.	*	15,471	649,163

			7,809,460

Internet Software & Services—1.8%
Akamai Technologies, Inc.	*	15,728	643,432
Angie’s List, Inc.	*†	108,960	1,306,430
AOL, Inc.	*†	21,742	643,781
CoStar Group, Inc.	*†	32,654	2,918,288
Equinix, Inc.	*	3,079	634,890
ExactTarget, Inc.	*	140,100	2,802,000
IAC/InterActiveCorp		13,962	660,403
LinkedIn Corp., Class A	*	5,633	646,781
MercadoLibre, Inc. (Argentina)	†	33,968	2,668,866
Rackspace Hosting, Inc.	*†	53,489	3,972,628
VeriSign, Inc.	*	16,931	657,261

			17,554,760

IT Services—6.0%
Alliance Data Systems Corp.	*†	82,111	11,886,388
Amdocs Ltd.		184,700	6,277,953
Broadridge Financial Solutions, Inc.		27,231	623,045
CoreLogic, Inc.	*	102,886	2,769,691
DST Systems, Inc.		10,639	644,724
Fiserv, Inc.	*	8,135	642,909
FleetCor Technologies, Inc.	*	40,956	2,197,289

		Shares	Value

Gartner, Inc.	*	183,962	$8,465,931
Genpact Ltd.		41,879	649,125
Global Payments, Inc.		71,618	3,244,295
Jack Henry & Associates, Inc.		16,180	635,227
Lender Processing Services, Inc.		26,455	651,322
NeuStar, Inc., Class A	*	180,740	7,578,428
Paychex, Inc.	†	20,812	648,086
SAIC, Inc.		58,306	660,024
Teradata Corp.	*	44,132	2,731,330
Total System Services, Inc.		30,058	643,842
Vantiv, Inc., Class A	*†	265,893	5,429,535
VeriFone Systems, Inc.	*	74,728	2,217,927
Western Union Co. (The)		47,203	642,433

			59,239,504

Leisure Equipment & Products—0.5%
Hasbro, Inc.	†	18,157	651,836
LeapFrog Enterprises, Inc.	*†	301,689	2,603,576
Mattel, Inc.	†	17,920	656,231
Polaris Industries, Inc.	†	7,814	657,548

			4,569,191

Life Sciences Tools & Services—0.8%
Agilent Technologies, Inc.		15,961	653,443
Bruker Corp.	*	206,287	3,150,002
Charles River Laboratories International, Inc.	*	17,499	655,688
Covance, Inc.	*†	11,221	648,237
Illumina, Inc.	*†	11,703	650,570
Life Technologies Corp.	*	12,945	635,341
Mettler-Toledo International, Inc.	*†	3,413	659,733
Techne Corp.		8,972	613,146
Waters Corp.	*	7,317	637,457

			8,303,617

Machinery—3.9%
Chart Industries, Inc.	*†	38,565	2,571,129
Colfax Corp.	*†	82,627	3,333,999
Donaldson Co., Inc.		19,769	649,214
Flowserve Corp.		4,446	652,673
Gardner Denver, Inc.		29,800	2,041,300
Graco, Inc.	†	81,387	4,190,617
IDEX Corp.	†	14,059	654,165
Ingersoll-Rand plc (Ireland)		13,558	650,242
ITT Corp.		27,700	649,842
Joy Global, Inc.		10,441	665,927
Lincoln Electric Holdings, Inc.	†	13,492	656,791
Manitowoc Co., Inc. (The)	†	42,078	659,783
Nordson Corp.		53,898	3,402,042
PACCAR, Inc.	†	14,551	657,851
Pall Corp.		52,813	3,182,511
Parker Hannifin Corp.		7,638	649,688
Snap-on, Inc.		8,218	649,140
SPX Corp.		9,329	654,429
Timken Co.		13,810	660,532
Toro Co. (The)		15,145	650,932
Valmont Industries, Inc.		4,810	656,805
WABCO Holdings, Inc.	*	74,995	4,888,924
Wabtec Corp.		50,453	4,416,656
Xylem, Inc.		23,981	649,885

			38,495,077

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Aggressive Opportunities Fund		Shares	Value

COMMON STOCKS—(Continued)
Marine—0.1%
Kirby Corp.	*†	10,631	$657,952
Matson, Inc.	†	26,226	648,307

			1,306,259

Media—5.4%
AMC Networks, Inc., Class A	*	13,043	645,628
Cablevision Systems Corp., Class A		43,686	652,669
Charter Communications, Inc., Class A	*	8,415	641,560
Cinemark Holdings, Inc.		25,604	665,192
Clear Channel Outdoor Holdings, Inc., Class A	*†	92,358	648,353
DIRECTV	*	146,100	7,328,376
Discovery Communications, Inc., Class A	*	10,295	653,527
Discovery Communications, Inc., Class C	*	128,400	7,511,400
DISH Network Corp., Class A		18,079	658,076
Interpublic Group of Cos., Inc. (The)		57,091	629,143
John Wiley & Sons, Inc., Class A	†	16,728	651,221
Lamar Advertising Co., Class A	*†	16,495	639,181
Liberty Global, Inc., Series A	*	10,439	657,553
Liberty Media Corp. - Liberty Capital, Class A	*	5,613	651,164
Madison Square Garden Co. (The), Class A	*	14,736	653,542
McGraw-Hill Cos., Inc. (The)		68,422	3,740,631
Morningstar, Inc.	†	10,088	633,829
National CineMedia, Inc.		135,200	1,910,376
Omnicom Group, Inc.		12,489	623,950
Pandora Media, Inc.	*†	70,973	651,532
Regal Entertainment Group, Class A	†	45,116	629,368
Scripps Networks Interactive, Inc., Class A	†	11,345	657,102
Sirius XM Radio, Inc.	†	222,734	643,701
Virgin Media, Inc.	†	396,187	14,559,872
Walt Disney Co. (The)		119,300	5,939,947

			53,276,893

Metals & Mining—0.7%
Allied Nevada Gold Corp.	*†	21,967	661,866
Carpenter Technology Corp.		12,890	665,511
Compass Minerals International, Inc.	†	8,512	635,931
Molycorp, Inc.	*†	69,621	657,222
Reliance Steel & Aluminum Co.		34,100	2,117,610
Royal Gold, Inc.		8,112	659,587
Steel Dynamics, Inc.		48,362	664,010
Tahoe Resources, Inc.	*†	37,808	692,643

			6,754,380

Multiline Retail—0.5%
Big Lots, Inc.	*†	23,171	659,447
Dollar General Corp.	*	15,020	662,232
Dollar Tree, Inc.	*	16,253	659,222

		Shares	Value

Family Dollar Stores, Inc.		10,384	$658,449
Kohl’s Corp.		15,222	654,242
Macy’s, Inc.		16,907	659,711
Nordstrom, Inc.		12,487	668,054

			4,621,357

Office Electronics—0.1%
Zebra Technologies Corp., Class A	*	16,281	639,518

Oil, Gas & Consumable Fuels—5.1%
Approach Resources, Inc.	*†	84,506	2,113,495
Cabot Oil & Gas Corp.		54,217	2,696,754
Cheniere Energy, Inc.	*†	34,896	655,347
Chesapeake Energy Corp.	†	607,200	10,091,664
Cobalt International Energy, Inc.	*	26,416	648,777
Concho Resources, Inc.	*	44,968	3,622,622
CONSOL Energy, Inc.		250,300	8,034,630
Continental Resources, Inc.	*	8,413	618,271
Denbury Resources, Inc.	*	223,500	3,620,700
Golar LNG Ltd. (Bermuda)	†	17,703	651,116
Kosmos Energy Ltd. (Bermuda)	*	51,612	637,408
Laredo Petroleum Holdings, Inc.	*†	36,544	663,639
Murphy Oil Corp.		61,600	3,668,280
Noble Energy, Inc.		6,440	655,206
PDC Energy, Inc.	*†	78,713	2,614,059
Pioneer Natural Resources Co.		6,077	647,747
Range Resources Corp.	†	10,237	643,191
SM Energy Co.		11,834	617,853
Southwestern Energy Co.	*	95,965	3,206,191
Whiting Petroleum Corp.	*	95,535	4,143,353
World Fuel Services Corp.	†	15,830	651,721

			50,902,024

Personal Products—0.4%
Avon Products, Inc.		45,758	657,085
Herbalife Ltd. (Cayman Islands)	†	68,802	2,266,338
Nu Skin Enterprises, Inc., Class A	†	18,359	680,201

			3,603,624

Pharmaceuticals—1.0%
Endo Health Solutions, Inc.	*	25,079	658,825
Impax Laboratories, Inc.	*†	148,385	3,040,409
Mylan, Inc.	*	23,619	649,050
Perrigo Co.	†	6,213	646,338
Salix Pharmaceuticals Ltd.	*	85,759	3,471,524
Warner Chilcott plc, Class A (Ireland)		55,092	663,308
Watson Pharmaceuticals, Inc.	*	7,321	629,606

			9,759,060

Professional Services—2.1%
Advisory Board Co. (The)	*†	61,130	2,860,273
Dun & Bradstreet Corp. (The)	†	7,938	624,323
Equifax, Inc.		12,057	652,525
IHS, Inc., Class A	*	43,330	4,159,680
Nielsen Holdings NV	*	257,107	7,864,903

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Aggressive Opportunities Fund		Shares	Value

COMMON STOCKS—(Continued)
Robert Half International, Inc.	†	20,412	$649,510
Verisk Analytics, Inc., Class A	*	85,492	4,360,092

			21,171,306

Real Estate Investment Trusts (REITs)—1.5%
American Campus Communities, Inc. REIT		13,858	639,270
American Tower Corp. REIT		21,700	1,676,759
Apartment Investment & Management Co., Class A REIT		23,757	642,864
Boston Properties, Inc. REIT		5,823	616,132
BRE Properties, Inc. REIT	†	12,626	641,780
Camden Property Trust REIT		9,387	640,287
Digital Realty Trust, Inc. REIT	†	9,173	622,755
Equity Lifestyle Properties, Inc. REIT		9,280	624,451
Essex Property Trust, Inc. REIT	†	4,276	627,075
Extra Space Storage, Inc. REIT		17,681	643,412
Federal Realty Investment Trust REIT		6,025	626,720
HCP, Inc. REIT		14,377	649,553
Home Properties, Inc. REIT	†	10,383	636,582
Kilroy Realty Corp. REIT	†	13,629	645,606
Mid-America Apartment Communities, Inc. REIT		9,714	628,982
Plum Creek Timber Co., Inc. REIT	†	14,520	644,252
Post Properties, Inc. REIT		12,891	643,905
Rayonier, Inc. REIT	†	12,448	645,180
Regency Centers Corp. REIT		13,179	620,994
Tanger Factory Outlet Centers, Inc. REIT	†	18,633	637,249
Taubman Centers, Inc. REIT		8,234	648,180
Weyerhaeuser Co. REIT		23,304	648,317

			15,050,305

Real Estate Management & Development—1.0%
Alexander & Baldwin, Inc.	*	21,736	638,386
CBRE Group, Inc.	*	201,691	4,013,651
Jones Lang LaSalle, Inc.		32,900	2,761,626
Realogy Holdings Corp.	*	15,200	637,792
St. Joe Co. (The)	*†	27,770	640,932
Zillow, Inc., Class A	*†	53,807	1,493,144

			10,185,531

Road & Rail—2.2%
Canadian Pacific Railway Ltd. (Canada)		18,100	1,839,322
Con-way, Inc.		23,215	645,841
Hertz Global Holdings, Inc.	*	278,941	4,538,370
J.B. Hunt Transport Services, Inc.	†	11,004	657,049
Kansas City Southern		159,123	13,283,588
Landstar System, Inc.	†	12,527	657,167

			21,621,337

Semiconductors & Semiconductor Equipment—2.4%
Advanced Micro Devices, Inc.	*†	270,805	649,932

		Shares	Value

Altera Corp.		119,543	$4,117,061
Analog Devices, Inc.		15,345	645,411
ASML Holding NV NYRS (Netherlands)	†	52,091	3,355,181
Atmel Corp.	*	104,909	687,154
Avago Technologies Ltd. (Singapore)		20,589	651,848
Cypress Semiconductor Corp.	*†	59,194	641,663
EZchip Semiconductor Ltd. (Israel)	*†	64,638	2,137,579
Freescale Semiconductor Ltd.	*†	59,262	652,475
Lam Research Corp.	*	17,974	649,401
Linear Technology Corp.	†	18,738	642,713
LSI Corp.	*	91,842	650,241
Maxim Integrated Products, Inc.		91,679	2,695,362
Microchip Technology, Inc.	†	19,371	631,301
Silicon Laboratories, Inc.	*†	15,574	651,149
Skyworks Solutions, Inc.	*	146,448	2,972,894
Teradyne, Inc.	*	39,121	660,754
Xilinx, Inc.		17,966	644,979

			23,737,098

Software—6.0%
ACI Worldwide, Inc.	*†	79,463	3,471,739
ANSYS, Inc.	*	39,607	2,667,135
Aspen Technology, Inc.	*	191,799	5,301,324
Autodesk, Inc.	*	18,148	641,532
BMC Software, Inc.	*†	15,330	607,988
BroadSoft, Inc.	*†	97,471	3,541,121
CA, Inc.		29,506	648,542
Cadence Design Systems, Inc.	*	47,754	645,157
Check Point Software Technologies Ltd. (Israel)	*†	54,800	2,610,672
Citrix Systems, Inc.	*	57,203	3,761,097
CommVault Systems, Inc.	*†	58,845	4,102,085
Compuware Corp.	*	59,760	649,591
Concur Technologies, Inc.	*†	9,589	647,449
FactSet Research Systems, Inc.	†	7,352	647,417
Fortinet, Inc.	*	186,458	3,928,670
Guidewire Software, Inc.	*	100,300	2,980,916
Informatica Corp.	*	92,201	2,795,534
Intuit, Inc.		10,790	642,005
MICROS Systems, Inc.	*†	83,774	3,555,369
NetSuite, Inc.	*†	9,701	652,877
Nuance Communications, Inc.	*†	29,306	654,110
Red Hat, Inc.	*	50,366	2,667,383
Rovi Corp.	*	41,682	643,153
ServiceNow, Inc.	*†	71,490	2,146,845
SolarWinds, Inc.	*†	12,581	659,873
Solera Holdings, Inc.	†	76,791	4,106,015
Splunk, Inc.	*	22,500	652,950
Symantec Corp.	*	35,247	662,996
Synopsys, Inc.	*	19,465	619,766
TIBCO Software, Inc.	*	29,801	655,920
Workday, Inc., Class A	*	11,900	648,550
Zynga, Inc., Class A	*	267,945	635,030

			59,250,811

Specialty Retail—5.4%
Aaron’s, Inc.		22,825	645,491
Advance Auto Parts, Inc.		8,834	639,140

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Aggressive Opportunities Fund		Shares	Value

COMMON STOCKS—(Continued)
American Eagle Outfitters, Inc.		32,808	$672,892
Ascena Retail Group, Inc.	*	35,531	656,968
AutoNation, Inc.	*	16,497	654,931
AutoZone, Inc.	*	1,770	627,341
Bed Bath & Beyond, Inc.	*	11,715	654,986
CarMax, Inc.	*	17,374	652,220
Chico’s FAS, Inc.		182,847	3,375,356
Dick’s Sporting Goods, Inc.	†	14,403	655,192
DSW, Inc., Class A	†	62,691	4,118,172
Foot Locker, Inc.		20,300	652,036
Gap, Inc. (The)		21,050	653,392
GNC Holdings, Inc., Class A	†	241,001	8,020,513
Hibbett Sports, Inc.	*†	49,330	2,599,691
Limited Brands, Inc.		13,227	622,463
Lumber Liquidators Holdings, Inc.	*†	45,500	2,403,765
O’Reilly Automotive, Inc.	*	48,835	4,366,826
PetSmart, Inc.		9,250	632,145
Ross Stores, Inc.		12,225	661,984
Sally Beauty Holdings, Inc.	*†	172,354	4,062,384
Tiffany & Co.	†	55,594	3,187,760
Tractor Supply Co.		41,687	3,683,463
Ulta Salon Cosmetics & Fragrance, Inc.	†	41,106	4,039,075
Urban Outfitters, Inc.	*	16,923	666,089
Williams-Sonoma, Inc.		91,012	3,983,595

			53,587,870

Textiles, Apparel & Luxury Goods—2.1%
Carter’s, Inc.	*	11,775	655,279
Coach, Inc.		71,500	3,968,965
Deckers Outdoor Corp.	*†	16,725	673,516
Fossil, Inc.	*	7,122	663,058
Hanesbrands, Inc.	*†	121,216	4,341,957
Michael Kors Holdings Ltd. (Hong Kong)	*	13,123	669,667
PVH Corp.		43,889	4,872,118
Ralph Lauren Corp.		4,240	635,661
Under Armour, Inc., Class A	*†	78,152	3,792,716
V.F. Corp.		4,313	651,133

			20,924,070

Thrifts & Mortgage Finance—0.1%
People’s United Financial, Inc.		53,621	648,278

Tobacco—0.1%
Lorillard, Inc.		5,485	639,935

Trading Companies & Distributors—0.8%
Fastenal Co.	†	13,713	640,260
MRC Global, Inc.	*†	23,677	657,747
MSC Industrial Direct Co., Inc., Class A		8,692	655,203
United Rentals, Inc.	*	14,868	676,791
W.W. Grainger, Inc.	†	12,482	2,525,982
WESCO International, Inc.	*†	41,020	2,765,979

			7,921,962

Water Utilities—0.1%
Aqua America, Inc.		25,616	651,159

		Shares	Value

Wireless Telecommunication Services—2.0%
Crown Castle International Corp.	*	9,108	$657,234

SBA Communications Corp., Class A	*†	272,240	19,334,484

			19,991,718

TOTAL COMMON STOCKS
(Cost $890,082,340)			973,282,805

MONEY MARKET FUNDS—25.3%
Institutional Money Market Funds—25.3%
Dreyfus Institutional Cash Advantage Fund, 0.11%	††¥	39,500,000	39,500,000
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.18%		¥22,199,552	22,199,552
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.18%	††¥	21,121,922	21,121,922
Fidelity Institutional Money Market: Prime Money Market Portfolio—Institutional Class, 0.14%	††¥	41,500,000	41,500,000
Short-Term Investments Trust Liquid Assets Portfolio—Institutional Class, 0.15%	††¥	44,500,000	44,500,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class, 0.14%	††¥	38,500,000	38,500,000
Wells Fargo Advantage Heritage Money Market Fund—Select Class, 0.13%	††¥	44,500,000	44,500,000

TOTAL MONEY MARKET FUNDS
(Cost $251,821,474)			251,821,474

TOTAL INVESTMENTS—123.3%
(Cost $1,141,903,814)			1,225,104,279
Other assets less liabilities—(23.3%)			(231,375,451)

NET ASSETS—100.0%			$993,728,828

Notes to the Schedule of Investments:

ADR	American Depositary Receipt
NYRS	New York Registry Shares
REIT	Real Estate Investment Trust
*	Non-income producing.
†	Denotes all or a portion of the security on loan.
††	Represents reinvestment of collateral received in conjunction with securities lending.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS

December 31, 2012

Vantagepoint Discovery Fund		Shares	Value

COMMON STOCKS—47.9%
Aerospace & Defense—0.9%
Astronics Corp.	*	44,000	$1,006,720
Astronics Corp., Class B	*	6,375	138,338
GeoEye, Inc.	*	27,600	848,148

			1,993,206

Automobiles—0.7%
Tesla Motors, Inc.	*†	41,500	1,405,605

Biotechnology—1.9%
Arena Pharmaceuticals, Inc.	*†	138,158	1,246,185
Incyte Corp. Ltd.	*†	65,400	1,086,294
Ironwood Pharmaceuticals, Inc.	*†	67,600	749,684
Rigel Pharmaceuticals, Inc.	*	148,000	962,000

			4,044,163

Capital Markets—1.0%
BGC Partners, Inc., Class A		341,000	1,179,860
Fifth Street Finance Corp.		99,300	1,034,706

			2,214,566

Chemicals—1.1%
ADA-ES, Inc.	*†	78,500	1,325,080
LSB Industries, Inc.	*	28,400	1,005,928

			2,331,008

Commercial Banks—0.5%
Hudson Valley Holding Corp.		74,089	1,153,566

Communications Equipment—3.8%
Acme Packet, Inc.	*†	56,000	1,238,720
Arris Group, Inc.	*	65,400	977,076
Emulex Corp.	*	173,900	1,269,470
Extreme Networks, Inc.	*	343,500	1,250,340
Mitel Networks Corp. (Canada)	*†	325,970	1,023,546
NETGEAR, Inc.	*	35,600	1,403,352
Parkervision, Inc.	*†	437,640	888,409

			8,050,913

Construction & Engineering—1.1%
EMCOR Group, Inc.		34,000	1,176,740
Michael Baker Corp.		43,800	1,091,934

			2,268,674

Consumer Finance—1.1%
DFC Global Corp.	*	70,300	1,301,253
Regional Management Corp.	*†	59,999	992,983

			2,294,236

Diversified Consumer Services—0.5%
Steiner Leisure Ltd. (Bahamas)	*	22,200	1,069,818

Diversified Financial Services—0.2%
Gain Capital Holdings, Inc.	†	124,600	509,614

Electric Utilities—1.3%
Portland General Electric Co.		35,700	976,752
UNS Energy Corp.		23,400	992,628
Westar Energy, Inc.		31,200	892,944

			2,862,324

		Shares	Value

Electronic Equipment, Instruments & Components—1.3%
Fabrinet (Cayman Islands)	*†	26,700	$350,838
Park Electrochemical Corp.		51,600	1,327,668
TTM Technologies, Inc.	*	114,200	1,050,640

			2,729,146

Energy Equipment & Services—0.9%
C&J Energy Services, Inc.	*	3,500	75,040
C&J Energy Services, Inc.	*^‡	87,100	1,867,424

			1,942,464

Food Products—1.0%
Darling International, Inc.	*	69,700	1,117,988
Omega Protein Corp.	*	152,600	933,912

			2,051,900

Health Care Equipment & Supplies—2.0%
Globus Medical, Inc., Class A	*†	111,443	1,169,037
Greatbatch, Inc.	*	47,400	1,101,576
ICU Medical, Inc.	*†	17,800	1,084,554
Merit Medical Systems, Inc.	*	64,300	893,770

			4,248,937

Health Care Providers & Services—1.9%
Amsurg Corp.	*	29,200	876,292
Ensign Group, Inc. (The)		33,300	905,427
LHC Group, Inc.	*	60,200	1,282,260
MEDNAX, Inc.	*†	12,600	1,001,952

			4,065,931

Hotels, Restaurants & Leisure—1.1%
Del Frisco’s Restaurant Group, Inc.	*	78,500	1,223,815
Red Robin Gourmet Burgers, Inc.	*	1,200	42,348
Whistler Blackcomb Holdings, Inc. (Canada)	*‡	17,100	211,451
Whistler Blackcomb Holdings, Inc. (Canada)		66,100	817,362

			2,294,976

Industrial Conglomerates—0.5%
Carlisle Cos., Inc.		18,600	1,092,936

Internet Software & Services—0.4%
EarthLink, Inc.		132,600	856,596

Machinery—2.9%
Altra Holdings, Inc.		60,900	1,342,845
John Bean Technologies Corp.		62,700	1,114,179
Luxfer Holdings plc ADR (United Kingdom)	*	85,592	1,050,214
Titan International, Inc.	†	59,000	1,281,480
Wabash National Corp.	*	152,200	1,365,234

			6,153,952

Metals & Mining—1.8%
Allied Nevada Gold Corp.	*	32,600	982,238
New Gold, Inc. (Canada)	*	97,800	1,078,734
Romarco Minerals, Inc. (Canada)	*	1,016,150	786,604
Universal Stainless & Alloy Products, Inc.	*	24,600	904,542

			3,752,118

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Discovery Fund		Shares	Value

COMMON STOCKS—(Continued)
Oil, Gas & Consumable Fuels—3.8%
Alberta Oilsands, Inc. (Canada)	*	1,498,600	$75,329
Berry Petroleum Co., Class A		32,200	1,080,310
BPZ Resources, Inc.	*†	477,000	1,502,550
Diamondback Energy, Inc.	*†	60,600	1,158,672
Karoon Gas Australia Ltd. (Australia)	*	182,040	1,032,225
Midstates Petroleum Co., Inc.	*†	128,300	883,987
Porto Energy Corp.	*	1,578,400	79,340
Swift Energy Co.	*	68,700	1,057,293
Warren Resources, Inc.	*	402,100	1,129,901

			7,999,607

Pharmaceuticals—0.4%
Medicines Co. (The)	*	40,200	963,594

Real Estate Investment Trusts (REITs)—3.8%
Anworth Mortgage Asset Corp. REIT		135,800	784,924
Capstead Mortgage Corp. REIT		59,200	679,024
Gladstone Commercial Corp. REIT	†	52,400	940,580
Medical Properties Trust, Inc. REIT		96,900	1,158,924
MFA Financial, Inc. REIT		113,700	922,107
Pebblebrook Hotel Trust REIT		48,000	1,108,800
STAG Industrial, Inc. REIT		62,800	1,128,516
Summit Hotel Properties, Inc. REIT		134,900	1,281,550

			8,004,425

Real Estate Management & Development—0.6%
Brasil Brokers Participacoes SA (Brazil)		356,900	1,185,309

Road & Rail—0.3%
Quality Distribution, Inc.	*	124,500	747,000

Software—1.4%
Actuate Corp.	*	206,929	1,158,803
Comverse, Inc.	*	27,270	778,013
SeaChange International, Inc.	*	105,093	1,016,249

			2,953,065

Specialty Retail—3.5%
Cato Corp. (The), Class A		42,600	1,168,518
Destination Maternity Corp.		60,400	1,302,224
Express, Inc.	*	99,100	1,495,419
Finish Line, Inc. (The), Class A		68,000	1,287,240
rue21 inc	*†	45,100	1,280,389
Shoe Carnival, Inc.		44,250	906,683

			7,440,473

Textiles, Apparel & Luxury Goods—0.6%
Skechers U.S.A., Inc., Class A	*	65,100	1,204,350

Thrifts & Mortgage Finance—2.4%
EverBank Financial Corp.		90,900	1,355,319
Flushing Financial Corp.		76,917	1,179,907

			Shares	Value

Home Loan Servicing Solutions Ltd. (Cayman Islands)		†	64,000	$1,209,600
WSFS Financial Corp.			31,200	1,318,200

				5,063,026

Trading Companies & Distributors—3.2%
Applied Industrial Technologies, Inc.			23,000	966,230
CAI International, Inc.		*	60,900	1,336,755
H&E Equipment Services, Inc.			66,845	1,007,354
SeaCube Container Leasing Ltd.			59,253	1,116,919
TAL International Group, Inc.		†	34,153	1,242,486
Textainer Group Holdings Ltd. (Bermuda)		†	39,500	1,242,670

				6,912,414

TOTAL COMMON STOCKS
(Cost $91,678,253)				101,859,912

CONVERTIBLE PREFERRED STOCKS—0.6%
Leisure Equipment & Products—0.6%
Callaway Golf Co., Perpetual, Series B 7.500%			12,500	1,235,938

Real Estate Management & Development—0.0%
Grubb & Ellis Co. 12.000%		*	5,800	1,731
Grubb & Ellis Co., Perpetual 12.000%		*^	5,200	1,551

				3,282

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $2,252,172)				1,239,220

Coupon Rate	Maturity Date		Face	Value
CORPORATE OBLIGATIONS—25.6%
Aerospace & Defense—0.3%
United Technologies Corp.
0.811%	06/01/2015	#	$545,000	550,698

Auto Components—0.1%
Johnson Controls, Inc.
0.723%	02/04/2014	#	290,000	290,951

Automobiles—0.2%
Daimler Finance North America LLC
1.300%	07/31/2015	^	490,000	493,156

Beverages—0.9%
Coca-Cola Enterprises, Inc.
1.125%	11/12/2013		530,000	532,487
PepsiCo, Inc.
0.700%	08/13/2015		1,000,000	1,001,923
SABMiller Holdings, Inc.
2.450%	01/15/2017	^	270,000	281,717

				1,816,127

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Discovery Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
Biotechnology—0.2%
Amgen, Inc.
1.875%	11/15/2014		$330,000	$337,636
Gilead Sciences, Inc.
2.400%	12/01/2014		140,000	144,440

				482,076

Capital Markets—1.0%
Astoria Financial Corp.
5.000%	06/19/2017		240,000	255,289
Bank of New York Mellon Corp. (The) MTN
1.200%	02/20/2015		100,000	101,125
E*TRADE Financial Corp.
6.000%	11/15/2017		190,000	195,225
Goldman Sachs Group, Inc. (The)
1.312%	02/07/2014	#	570,000	571,821
Morgan Stanley
1.293%	04/29/2013	#	610,000	611,432
TD Ameritrade Holding Corp.
4.150%	12/01/2014		410,000	437,160

				2,172,052

Chemicals—0.1%
Ecolab, Inc.
2.375%	12/08/2014		110,000	113,600

Commercial Banks—2.6%
Banco Bradesco SA (Brazil)
2.410%	05/16/2014	#^	300,000	302,310
Banco de Credito del Peru (Peru)
4.750%	03/16/2016	^	420,000	445,200
Bank of Ceylon (Sri Lanka)
6.875%	05/03/2017	^	200,000	216,500
BB&T Corp. MTN
1.600%	08/15/2017		150,000	151,967
BB&T Corp., Series A MTN
3.375%	09/25/2013		200,000	204,196
Capital One Financial Corp.
2.125%	07/15/2014		340,000	346,244
CIT Group, Inc.
4.750%	02/15/2015	^	270,000	282,150
HSBC USA, Inc.
2.375%	02/13/2015		240,000	246,998
ING Bank NV (Netherlands)
3.750%	03/07/2017	^	500,000	531,900
KeyCorp MTN
3.750%	08/13/2015		230,000	246,284
Oversea-Chinese Banking Corp. Ltd. (Singapore)
1.625%	03/13/2015	^	300,000	304,474
US Bancorp
4.200%	05/15/2014		500,000	525,121
US Bank NA, Bank Note
0.620%	10/14/2014	#	400,000	400,443
Wachovia Bank NA, Bank Note
4.800%	11/01/2014		545,000	585,237
Wells Fargo & Co. MTN
2.100%	05/08/2017		100,000	103,495
Westpac Banking Corp. (Australia)
1.070%	09/25/2015	#	540,000	543,787

				5,436,306

Coupon Rate	Maturity Date		Face	Value

Commercial Services & Supplies—0.2%
PHH Corp.
7.375%	09/01/2019	†	$340,000	$379,100

Communications Equipment—0.4%
Cisco Systems, Inc.
0.560%	03/14/2014	#	680,000	682,056
SBA Communications Corp.
5.625%	10/01/2019	^	150,000	158,062

				840,118

Computers & Peripherals—0.1%
Hewlett-Packard Co.
1.859%	09/19/2014	#	300,000	297,375

Consumer Finance—2.4%
Aircastle Ltd. (Bermuda)
6.250%	12/01/2019	^	115,000	120,463
Ally Financial, Inc.
4.625%	06/26/2015		480,000	500,681
American Express Credit Corp. MTN
1.750%	06/12/2015		100,000	102,155
American Express Credit Corp., Series D MTN
5.125%	08/25/2014		300,000	321,531
American Honda Finance Corp.
1.000%	08/11/2015	^	150,000	150,942
Banque PSA Finance SA (France)
2.205%	04/04/2014	#^	540,000	533,428
Caterpillar Financial Services Corp.
0.700%	11/06/2015		150,000	149,722
Caterpillar Financial Services Corp., Series G MTN
1.375%	05/20/2014		360,000	364,498
Ford Motor Credit Co. LLC
3.875%	01/15/2015		470,000	490,376
General Motors Financial Co., Inc.
4.750%	08/15/2017	^†	350,000	368,403
International Lease Finance Corp.
6.500%	09/01/2014	^	200,000	214,500
4.875%	04/01/2015		210,000	218,154
John Deere Capital Corp.
0.700%	09/04/2015		280,000	280,177
John Deere Capital Corp. MTN
1.600%	03/03/2014		270,000	273,621
PACCAR Financial Corp. MTN
1.550%	09/29/2014		210,000	213,533
1.050%	06/05/2015		90,000	90,829
RCI Banque SA (France)
2.217%	04/11/2014	#^	800,000	799,946

				5,192,959

Containers & Packaging—0.1%
Rock-Tenn Co.
4.450%	03/01/2019	^	160,000	172,854

Diversified Financial Services—2.9%
Bank of America Corp.
3.700%	09/01/2015		425,000	449,570
Bank of America Corp., Series 1
3.750%	07/12/2016		130,000	139,076
Citigroup, Inc.
6.000%	12/13/2013		175,000	183,419
4.450%	01/10/2017		225,000	249,486
2.250%	08/07/2015		500,000	512,386
Equifax, Inc.
4.450%	12/01/2014		80,000	84,388

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Discovery Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
ERAC USA Finance LLC
2.250%	01/10/2014	^	$400,000	$404,177
General Electric Capital Corp.
5.900%	05/13/2014		260,000	278,738
2.150%	01/09/2015		240,000	246,634
1.625%	07/02/2015		400,000	406,887
General Electric Capital Corp. MTN
0.935%	04/07/2014	#	300,000	301,715
General Electric Capital Corp., Series A MTN
3.750%	11/14/2014		390,000	411,425
Harley-Davidson Financial Services, Inc.
1.150%	09/15/2015	^	160,000	160,527
JPMorgan Chase & Co.
4.750%	05/01/2013		350,000	355,081
1.100%	10/15/2015		250,000	250,163
JPMorgan Chase & Co. MTN
1.875%	03/20/2015		105,000	106,946
1.116%	01/24/2014	#	540,000	543,766
Lender Processing Services, Inc.
5.750%	04/15/2023		160,000	166,800
NASDAQ OMX Group, Inc. (The)
4.000%	01/15/2015		460,000	481,752
National Rural Utilities Cooperative Finance Corp.
1.125%	11/01/2013		215,000	216,299
1.000%	02/02/2015	†	200,000	201,585

				6,150,820

Diversified Telecommunication Services—1.1%
AT&T, Inc.
0.875%	02/13/2015		780,000	784,066
Telecom Italia Capital SA (Luxembourg)
5.250%	11/15/2013		105,000	108,150
Telefonica Emisiones SAU (Spain)
2.582%	04/26/2013		490,000	492,940
Verizon Communications, Inc.
0.920%	03/28/2014	#	300,000	301,868
0.700%	11/02/2015		210,000	210,200
Windstream Corp.
8.125%	08/01/2013		70,000	72,975
7.875%	11/01/2017		340,000	384,200

				2,354,399

Electric Utilities—0.7%
Cia de Eletricidade do Estado da Bahia (Brazil)
11.750%	04/27/2016	^ BRL	450,000	236,538
GDF Suez (France)
1.625%	10/10/2017	^	120,000	120,109
Georgia Power Co.
1.300%	09/15/2013		460,000	462,816
0.750%	08/10/2015		500,000	501,727
NextEra Energy Capital Holdings, Inc.
1.611%	06/01/2014		180,000	182,003
1.200%	06/01/2015		80,000	80,617

				1,583,810

Electronic Equipment, Instruments & Components—0.3%
Tech Data Corp.
3.750%	09/21/2017	†	540,000	554,532

Coupon Rate	Maturity Date		Face	Value

Food & Staples Retailing—0.5%
Kroger Co. (The)
2.200%	01/15/2017		$500,000	$517,206
Safeway, Inc.
3.400%	12/01/2016		200,000	206,732
Walgreen Co.
1.000%	03/13/2015		210,000	210,290
0.810%	03/13/2014	#	120,000	120,200

				1,054,428

Food Products—0.8%
ConAgra Foods, Inc.
1.350%	09/10/2015		70,000	70,044
General Mills, Inc.
5.250%	08/15/2013		750,000	771,970
Kellogg Co.
1.125%	05/15/2015		350,000	353,600
Kraft Foods Group, Inc.
1.625%	06/04/2015	^	150,000	152,756
Mondelez International, Inc.
5.250%	10/01/2013		140,000	144,478
2.625%	05/08/2013		140,000	140,900

				1,633,748

Gas Utilities—0.2%
Sabine Pass LNG LP
7.500%	11/30/2016		370,000	409,775

Health Care Equipment & Supplies—0.3%
DENTSPLY International, Inc.
1.810%	08/15/2013	#	280,000	281,588
Stryker Corp.
3.000%	01/15/2015		300,000	313,744

				595,332

Health Care Providers & Services—0.7%
Express Scripts Holding Co.
2.750%	11/21/2014	^	500,000	516,035
HCA, Inc.
6.750%	07/15/2013		80,000	82,400
Quest Diagnostics, Inc.
1.160%	03/24/2014	#	160,000	161,024
UnitedHealth Group, Inc.
1.400%	10/15/2017		100,000	100,272
WellPoint, Inc.
2.375%	02/15/2017		465,000	481,917
1.250%	09/10/2015		190,000	191,629

				1,533,277

Hotels, Restaurants & Leisure—0.1%
McDonald’s Corp. MTN
0.750%	05/29/2015		190,000	191,475

Household Durables—0.1%
Lennar Corp.
4.750%	12/15/2017	^	250,000	260,000

Industrial Conglomerates—0.2%
Danaher Corp.
0.560%	06/21/2013	#	500,000	500,530

Insurance—1.0%
Allstate Corp. (The)
6.200%	05/16/2014		300,000	322,291
American International Group, Inc.
2.375%	08/24/2015		150,000	154,465

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Discovery Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
MetLife, Inc.
2.375%	02/06/2014		$190,000	$193,609
Metropolitan Life Global Funding I
1.100%	01/10/2014	#^	700,000	703,662
New York Life Global Funding
0.565%	04/04/2014	#^	500,000	502,032
Principal Life Global Funding II
1.000%	12/11/2015	^	230,000	229,827

				2,105,886

Internet & Catalog Retail—0.3%
Amazon.com, Inc.
0.650%	11/27/2015	†	400,000	400,046
eBay, Inc.
0.700%	07/15/2015		220,000	220,962

				621,008

Internet Software & Services—0.1%
Baidu, Inc. (Cayman Islands)
2.250%	11/28/2017		200,000	201,740

IT Services—0.3%
Computer Sciences Corp.
2.500%	09/15/2015	†	100,000	102,032
International Business Machines Corp.
0.550%	02/06/2015		610,000	610,431

				712,463

Life Sciences Tools & Services—0.2%
Howard Hughes Medical Institute
3.450%	09/01/2014		400,000	420,341

Machinery—0.2%
Case New Holland, Inc.
7.750%	09/01/2013		200,000	209,000
Eaton Corp.
0.950%	11/02/2015	^	190,000	190,711
Tyco Electronics Group SA (Luxembourg)
1.600%	02/03/2015		100,000	101,533

				501,244

Media—0.3%
CC Holdings GS V LLC
2.381%	12/15/2017	^	130,000	130,787
DISH DBS Corp.
4.625%	07/15/2017		245,000	256,637
Viacom, Inc.
4.375%	09/15/2014		200,000	211,991

				599,415

Metals & Mining—0.7%
ArcelorMittal (Luxembourg)
4.250%	08/05/2015	†	350,000	353,741
FMG Resources August 2006 Pty Ltd. (Australia)
6.000%	04/01/2017	^	280,000	287,000
Freeport-McMoRan Copper & Gold, Inc.
1.400%	02/13/2015		100,000	99,842
Xstrata Finance Canada Ltd. (Canada)
2.450%	10/25/2017	^	800,000	808,669

				1,549,252

Coupon Rate	Maturity Date		Face	Value

Multiline Retail—0.5%
Dollar General Corp.
4.125%	07/15/2017		$360,000	$379,800
Target Corp.
0.495%	07/18/2014	#	700,000	702,361

				1,082,161

Multi-Utilities—0.2%
DTE Energy Co.
1.011%	06/03/2013	#	370,000	370,740

Oil, Gas & Consumable Fuels—1.0%
Chesapeake Energy Corp.
7.625%	07/15/2013		165,000	170,775
ConocoPhillips
4.750%	02/01/2014		53,000	55,414
CONSOL Energy, Inc.
8.000%	04/01/2017		100,000	108,750
Enterprise Products Operating LLC
1.250%	08/13/2015		100,000	100,679
Forest Oil Corp.
8.500%	02/15/2014	†	100,000	106,500
Marathon Oil Corp.
0.900%	11/01/2015		220,000	220,331
Murphy Oil Corp.
2.500%	12/01/2017		250,000	251,831
Phillips 66
1.950%	03/05/2015	^	230,000	234,802
Rockies Express Pipeline LLC
3.900%	04/15/2015	^	290,000	290,000
Tesoro Corp.
4.250%	10/01/2017	†	260,000	270,400
WPX Energy, Inc.
5.250%	01/15/2017	†	355,000	378,075

				2,187,557

Paper & Forest Products—0.1%
Masco Corp.
4.800%	06/15/2015		165,000	172,935

Personal Products—0.2%
Revlon Consumer Products Corp.
9.750%	11/15/2015		380,000	401,850

Pharmaceuticals—0.8%
AbbVie, Inc.
1.750%	11/06/2017	^	520,000	526,265
1.200%	11/06/2015	^	520,000	523,839
Takeda Pharmaceutical Co. Ltd. (Japan)
1.031%	03/17/2015	^	250,000	251,127
Valeant Pharmaceuticals International
6.500%	07/15/2016	^†	400,000	422,500

				1,723,731

Real Estate Investment Trusts (REITs)—1.0%
HCP, Inc.
2.700%	02/01/2014		570,000	580,384
Health Care REIT, Inc.
6.000%	11/15/2013		370,000	386,163
Simon Property Group LP
4.200%	02/01/2015		90,000	95,488
Ventas Realty LP/Ventas Capital Corp.
2.000%	02/15/2018		520,000	520,957

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Discovery Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
Vornado Realty LP
4.250%	04/01/2015		$470,000	$497,063

				2,080,055

Road & Rail—0.4%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
4.875%	11/15/2017	^†	270,000	275,400
Penske Truck Leasing Co. Lp/PTL Finance Corp.
3.125%	05/11/2015	^	300,000	306,275
2.500%	03/15/2016	^	230,000	230,796

				812,471

Semiconductors & Semiconductor Equipment—0.7%
Intel Corp.
1.350%	12/15/2017		1,040,000	1,040,940
Texas Instruments, Inc.
0.450%	08/03/2015		420,000	418,136

				1,459,076

Software—0.7%
Autodesk, Inc.
1.950%	12/15/2017		150,000	149,430
Microsoft Corp.
2.950%	06/01/2014		500,000	518,600
Oracle Corp.
3.750%	07/08/2014		480,000	504,126
1.200%	10/15/2017		240,000	240,991

				1,413,147

Textiles, Apparel & Luxury Goods—0.1%
VF Corp.
1.062%	08/23/2013	#	300,000	301,497

Tobacco—0.1%
BAT International Finance plc (United Kingdom)
1.400%	06/05/2015	^	180,000	182,690
Reynolds American, Inc.
1.050%	10/30/2015		100,000	100,038

				282,728

Trading Companies & Distributors—0.1%
AmeriGas Partners LP/AmeriGas Finance Corp.
6.250%	08/20/2019		260,000	279,500

Wireless Telecommunication Services—0.1%
America Movil SAB de CV (Mexico)
3.625%	03/30/2015		130,000	138,490

TOTAL CORPORATE OBLIGATIONS
(Cost $53,386,304)				54,476,785

MORTGAGE-BACKED SECURITIES—4.1%
Commercial Mortgage-Backed Securities—0.2%
National Credit Union Administration Guaranteed Notes, Series 2010-C1, Class A1
1.600%	10/29/2020		368,660	375,308

Non-Agency Mortgage-Backed Securities—1.3%
Harborview Mortgage Loan Trust, Series 2005-14, Class 3A1A
3.025%	12/19/2035	#	703,712	581,749
Sequoia Mortgage Trust, Series 2012-2, Class A2
3.500%	04/25/2042	#	772,851	789,006

Coupon Rate	Maturity Date		Face	Value

Springleaf Mortgage Loan Trust, Series 2012-3A, Class A
1.570%	12/25/2059	#^	$384,493	$386,656
Thornburg Mortgage Securities Trust, Series 2004-1, Class II2A
1.909%	03/25/2044	#	937,754	924,568
WaMu Mortgage Pass Through Certificates, Series 2006-AR12, Class 1A1
2.773%	10/25/2036	#	101,064	80,836

				2,762,815

U.S. Government Agency Mortgage-Backed Securities—2.6%
Federal National Mortgage Association
3.000%	10/01/2042		1,488,423	1,561,636
2.500%	11/01/2027		2,378,316	2,489,551
National Credit Union Administration Guaranteed Notes, Series 2010-R1, Class 1A
0.663%	10/07/2020	#	572,827	574,976
National Credit Union Administration Guaranteed Notes, Series 2011-R6, Class 1A
0.593%	05/07/2020	#	1,009,332	1,011,067

				5,637,230

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $8,867,978)				8,775,353

CONVERTIBLE DEBT OBLIGATIONS—0.0%
Real Estate Management & Development—0.0%
Grubb & Ellis Co.
7.950%	05/01/2015	^Δ
(Cost $281,186)			299,000	1,196

U.S. TREASURY OBLIGATIONS—11.4%
U.S. Treasury Notes—11.4%
U.S. Treasury Note
0.375%	11/15/2014	‡‡	6,590,000	6,606,475
0.250%	06/30/2014-
	05/15/2015		17,639,000	17,635,723

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $24,183,455)				24,242,198

GOVERNMENT RELATED OBLIGATIONS—4.1%
U.S. Government Agencies—2.8%
Federal Home Loan Mortgage Corp.
1.000%	07/30/2014	‡‡	2,000,000	2,024,788
Federal National Mortgage Association
1.125%	06/27/2014	‡‡	2,000,000	2,027,344
0.500%	09/28/2015		1,140,000	1,144,374
National Credit Union Administration Guaranteed Notes, Series A1
0.232%	06/12/2013	#	570,000	569,971
National Credit Union Administration Guaranteed Notes, Series A2
1.400%	06/12/2015		180,000	184,135

				5,950,612

Non-U.S. Government Agencies—0.4%
IPIC Ltd. MTN (Cayman Islands)
3.125%	11/15/2015	^	250,000	260,375
Korea National Oil Corp. (Korea, Republic of)
2.875%	11/09/2015	^	500,000	523,104

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Discovery Fund

Coupon Rate	Maturity Date		Face	Value

GOVERNMENT RELATED OBLIGATIONS—(Continued)
Petrobras International Finance Co. (Cayman Islands)
2.875%	02/06/2015		$160,000	$164,575

				948,054

Sovereign Debt—0.1%
Panama Government International Bond (Panama)
7.250%	03/15/2015		150,000	168,600

U.S. Municipal Bonds—0.8%
Citizens Property Insurance Corp. Revenue Bonds, Series 2007-A (Florida)
5.000%	03/01/2013		150,000	151,111
Missouri Higher Education Loan Authority (Missouri)
1.040%	01/26/2026		692,788	702,417
State of Louisiana General Obligation Bonds, Series 2011-B (Louisiana)
0.949%	07/15/2014	#	640,000	641,933
University of California Revenue Bonds (California)
1.988%	05/15/2050	#	180,000	180,922

				1,676,383

TOTAL GOVERNMENT RELATED OBLIGATIONS
(Cost $8,631,743)				8,743,649

ASSET-BACKED SECURITIES—2.4%
Automobiles—0.5%
Enterprise Fleet Financing LLC Series 2012-1, Class A2
1.140%	11/20/2017	^	1,000,000	1,005,538

Credit Card—0.8%
Discover Card Master Trust Series 2012-A1, Class A1
0.810%	08/15/2017		600,000	604,687
GE Capital Credit Card Master Note Trust Series 2012-1, Class A
1.030%	01/15/2018		750,000	757,949
Gracechurch Card Funding plc (United Kingdom) Series 2012-1A, Class A1
0.909%	02/15/2017	#^	350,000	352,242

				1,714,878

Other—0.7%
CenterPoint Energy Transition Bond Co. LLC Series 2012-1, Class A1
0.901%	04/15/2018		852,131	859,327
MMAF Equipment Finance LLC Series 2011-AA, Class A3
1.270%	09/15/2015	^	580,000	582,625

				1,441,952

Student Loan—0.4%
National Credit Union Administration Guaranteed Notes Series 2010-A1, Class A
0.563%	12/07/2020	#	977,824	980,757

TOTAL ASSET-BACKED SECURITIES
(Cost $5,109,659)				5,143,125

		Shares	Value

WARRANTS—0.0%
Food Products—0.0%
Kulim Malaysia Berhad (Malaysia), Expires 02/27/2016, Strike MYR 3.85	*
(Cost $—)		60,350	$19,045

MONEY MARKET FUNDS—12.0%
Institutional Money Market Funds—12.0%
Dreyfus Institutional Cash Advantage Fund, 0.11%	††¥	3,000,000	3,000,000
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.18%		¥7,625,463	7,625,463
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.18%	††¥	2,996,376	2,996,376
Fidelity Institutional Money Market: Prime Money Market Portfolio—Institutional Class, 0.14%	††¥	3,000,000	3,000,000
Short-Term Investments Trust Liquid Assets Portfolio—Institutional Class, 0.15%	††¥	3,000,000	3,000,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class, 0.14%	††¥	3,000,000	3,000,000
Wells Fargo Advantage Heritage Money Market Fund—Select Class, 0.13%	††¥	3,000,000	3,000,000

TOTAL MONEY MARKET FUNDS
(Cost $25,621,839)			25,621,839

TOTAL INVESTMENTS—108.1%
(Cost $220,012,589)			230,122,322
Other assets less liabilities—(8.1%)			(17,249,527)

NET ASSETS—100.0%			$212,872,795

Notes to the Schedule of Investments:

ADR	American Depositary Receipt
BRL	Brazilian Real
MTN	Medium Term Note
MYR	Malaysian Ringgit
REIT	Real Estate Investment Trust
#	Rate is subject to change. Rate shown reflects current rate.
*	Non-income producing.

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

^	Securities are not registered under the Securities Act of 1933. These securities may be resold only in transactions exempt from registration, generally to qualified institutional buyers under Securities Act Rule 144A. Such securities are considered illiquid unless deemed liquid by a subadviser under the liquidity procedures adopted by the Board of Directors. The total market value of 144A securities was $18,303,240, which represents 8.6% of Net Assets. The illiquid 144A securities represented 0.9% of Net Assets, and 10.2% of total 144A securities held.
†	Denotes all or a portion of the security on loan.
††	Represents reinvestment of collateral received in conjunction with securities lending.
‡	Security valued at fair value as determined by policies approved by the Board of Directors.
‡‡	Security or a portion of the security has been pledged as collateral for futures contracts and/or options contracts.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.
Δ	Security in default.

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS

December 31, 2012

Vantagepoint International Fund		Shares	Value
COMMON STOCKS—98.5%
Argentina—0.1%
Arcos Dorados Holdings, Inc., Class A	†	87,455	$1,045,962

Australia—4.5%
AMP Ltd.		1,123,349	5,698,046
Beach Energy Ltd.	†	1,909,900	2,997,096
Breville Group Ltd.	†	352,700	2,449,872
Caltex Australia Ltd.		148,800	3,001,245
Coca-Cola Amatil Ltd.		376,382	5,289,423
Cochlear Ltd.		29,000	2,404,088
CSL Ltd.		143,600	8,107,271
FlexiGroup Ltd.		516,200	1,999,938
Insurance Australia Group Ltd.		640,200	3,153,206
Nufarm Ltd.		378,600	2,308,899
QBE Insurance Group Ltd.	†	645,974	7,401,518
Sigma Pharmaceuticals Ltd.		3,921,200	3,026,313
Sirtex Medical Ltd.		172,300	2,359,367
Westfield Group REIT		53,334	589,013
Woodside Petroleum Ltd.		101,701	3,624,119
Woolworths Ltd.		153,800	4,718,330

			59,127,744

Austria—0.3%
AMS AG		30,700	3,306,223

Belgium—1.7%
Ageas		95,100	2,809,942
Anheuser-Busch InBev NV		116,353	10,132,549
Colruyt SA		106,800	5,295,692
Telenet Group Holding NV		7,671	362,661
ThromboGenics NV	*	42,900	2,387,791
UCB SA		25,194	1,443,323

			22,431,958

Brazil—1.4%
CCR SA		212,700	2,020,520
Cia de Bebidas das Americas ADR		45,400	1,906,346
CPFL Energia SA ADR		92,900	1,947,184
EcoRodovias Infraestrutura e Logistica SA		166,000	1,402,589
Itau Unibanco Holding SA ADR		35,000	576,100
Itausa—Investimentos Itau SA		426,316	2,017,583
Petroleo Brasileiro SA		173,500	1,654,076
Petroleo Brasileiro SA ADR		186,400	3,597,520
Vale SA ADR		23,100	484,176
Vale SA Preferred ADR		125,300	2,543,590

			18,149,684

Canada—5.2%
Agrium, Inc.		26,600	2,651,175
Alimentation Couche Tard, Inc., Class B		55,800	2,744,842
Allied Properties Real Estate Investment Trust REIT		83,800	2,780,135
Bank of Nova Scotia		56,400	3,258,011
BCE, Inc.		141,700	6,072,857
Boardwalk Real Estate Investment Trust REIT		32,300	2,095,425

		Shares	Value
Canadian Pacific Railway Ltd.		99,409	$10,101,943
CGI Group, Inc., Class A	*	93,500	2,156,319
Enbridge, Inc.		55,500	2,400,332
Gibson Energy, Inc.		121,100	2,927,973
Home Capital Group, Inc.		51,800	3,076,130
Husky Energy, Inc.		82,400	2,435,468
Metro, Inc.		33,800	2,151,959
National Bank of Canada		31,200	2,422,728
Nevsun Resources Ltd.		684,700	2,925,480
Rogers Communications, Inc., Class B		52,700	2,392,613
Royal Bank of Canada		36,700	2,209,305
Suncor Energy, Inc.		219,600	7,221,389
Superior Plus Corp.		251,900	2,593,200
Trinidad Drilling Ltd.		226,800	1,568,698
Yamana Gold, Inc.		118,100	2,031,458

			68,217,440

Chile—0.2%
Enersis SA ADR		131,400	2,394,108

China—1.8%
Baidu, Inc. ADR	*†	70,569	7,077,365
China Construction Bank Corp., H Shares		4,988,600	4,076,744
China Shenhua Energy Co. Ltd., H Shares		1,088,866	4,877,378
Hengan International Group Co. Ltd.		164,000	1,497,778
SunVic Chemical Holdings Ltd.	*	7,793,200	2,828,742
Tencent Holdings Ltd.		87,500	2,869,712
Want Want China Holdings Ltd.		512,000	717,520

			23,945,239

Denmark—1.4%
Chr Hansen Holding A/S		71,000	2,312,245
Coloplast A/S, Class B		66,500	3,261,171
Novo Nordisk A/S, Class B		46,400	7,555,621
Topdanmark A/S	*	14,250	3,061,708
Tryg A/S		36,100	2,732,229

			18,922,974

Finland—0.8%
Huhtamaki Oyj		155,900	2,529,265
Kone Oyj, Class B		36,000	2,662,549
Orion Oyj, Class B		98,500	2,900,125
Pohjola Bank plc, Class A		164,800	2,467,650

			10,559,589

France—8.9%
Air Liquide SA		13,024	1,645,422
BNP Paribas SA		41,900	2,385,368
Carrefour SA		406,517	10,466,725
Cie de Saint-Gobain		269,002	11,551,978
Cie Generale des Etablissements Michelin (Registered)		34,500	3,305,752
Cie Generale d’Optique Essilor International SA		51,000	5,143,719
Danone SA		66,000	4,361,888
European Aeronautic Defence and Space Co. NV		54,300	2,140,572

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint International Fund		Shares	Value
COMMON STOCKS—(Continued)
France Telecom SA		797,972	$8,852,550
Hermes International		7,800	2,331,974
L’Oreal SA		37,000	5,148,270
LVMH Moet Hennessy Louis Vuitton SA		7,492	1,382,702
Pernod-Ricard SA		40,301	4,675,759
Sanofi		208,615	19,782,928
Schneider Electric SA		53,434	3,913,545
Societe Generale SA	*	106,157	4,036,348
Technip SA		28,792	3,329,389
Total SA		273,128	14,211,638
Unibail-Rodamco SE (Paris Exchange) REIT		20,263	4,913,837
Zodiac Aerospace		23,438	2,594,852

			116,175,216

Germany—6.4%
Adidas AG		55,600	4,962,254
Allianz SE (Registered)		13,094	1,825,263
BASF SE		35,400	3,347,420
Bayer AG		69,476	6,625,354
Beiersdorf AG	†	47,807	3,914,468
Brenntag AG		27,354	3,603,761
Deutsche Post AG (Registered)		191,026	4,207,443
Deutsche Telekom AG (Registered)		758,770	8,637,005
Duerr AG		61,900	5,546,740
Kabel Deutschland Holding AG		34,206	2,574,534
Linde AG		55,595	9,726,249
Muenchener Rueckversicherungs AG (Registered)		39,184	7,073,795
RWE AG		254,714	10,564,888
SAP AG		58,900	4,736,304
Suedzucker AG		58,600	2,405,358
Volkswagen AG		19,000	4,121,806

			83,872,642

Hong Kong—5.6%
AIA Group Ltd.		2,596,800	10,299,780
Beijing Enterprises Holdings Ltd.	†	260,500	1,708,692
Belle International Holdings Ltd.		1,386,837	3,067,094
BOC Hong Kong Holdings Ltd.		109,750	345,250
China Mobile Ltd.		1,001,134	11,781,046
China Resources Land Ltd.	†	1,072,000	2,970,187
China Resources Power Holdings Co. Ltd.		816,000	2,102,374
CLP Holdings Ltd.		480,000	4,032,881
CNOOC Ltd.		2,511,000	5,531,766
Galaxy Entertainment Group Ltd.	*†	1,009,000	4,045,870
Hang Seng Bank Ltd.		129,394	1,997,449
Henderson Land Development Co. Ltd.		324,000	2,319,584
Hong Kong & China Gas Co. Ltd.		1,961,630	5,389,598
Hongkong Land Holdings Ltd.		244,970	1,730,190

		Shares	Value
Jardine Matheson Holdings Ltd.		49,600	$3,094,882
Link (The) REIT		596,000	2,984,832
Sino Land Co. Ltd.		1,067,838	1,955,366
Sun Hung Kai Properties Ltd.		498,954	7,566,757

			72,923,598

India—0.8%
Axis Bank Ltd. GDR		106,248	2,642,532
ICICI Bank Ltd. ADR		50,600	2,206,666
Infosys Ltd. ADR		16,100	681,030
Larsen & Toubro Ltd. GDR		82,589	2,477,580
Tata Motors Ltd. ADR		93,900	2,696,808

			10,704,616

Indonesia—0.5%
Astra International Tbk PT		2,109,000	1,670,640
Bank Rakyat Indonesia Persero Tbk PT		4,023,000	2,917,697
Perusahaan Gas Negara Persero Tbk PT		4,065,500	1,946,736

			6,535,073

Ireland—0.9%
Covidien plc		92,013	5,312,831
CRH plc (Dublin Exchange)		60,780	1,236,028
Shire plc		78,359	2,410,411
United Drug plc		560,800	2,538,044

			11,497,314

Israel—0.9%
Delek Group Ltd.		5,843	1,374,947
Mizrahi Tefahot Bank Ltd.	*	305,217	3,165,328
Teva Pharmaceutical Industries Ltd. ADR		188,700	7,046,058

			11,586,333

Italy—1.9%
Eni SpA		537,868	13,176,425
Fiat Industrial SpA		200,441	2,195,945
Intesa Sanpaolo SpA		2,746,836	4,750,135
Prada SpA	†	291,000	2,827,582
Saipem SpA		47,744	1,859,771

			24,809,858

Japan—17.8%
Aeon Mall Co. Ltd.		148,400	3,650,798
Aiful Corp.	*†	533,000	3,646,573
Aisin Seiki Co. Ltd.		72,100	2,251,476
Bridgestone Corp.		51,210	1,333,076
Canon, Inc.	†	445,500	17,267,472
Central Japan Railway Co.		29,900	2,426,669
Chugai Pharmaceutical Co. Ltd.		167,200	3,203,568
Daikin Industries Ltd.		98,000	3,366,215
Daito Trust Construction Co. Ltd.		50,200	4,744,407
Denso Corp.		146,500	5,101,748
East Japan Railway Co.		34,000	2,198,581
FANUC Corp.		32,500	6,046,612
Geo Holdings Corp.		1,300	1,360,036
Honda Motor Co. Ltd.		390,600	14,465,729
INPEX Corp.		590	3,155,532

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint International Fund		Shares	Value
COMMON STOCKS—(Continued)
Japan Tobacco, Inc.		417,500	$11,794,114
JX Holdings, Inc.		270,000	1,524,358
Kao Corp.		353,300	9,206,132
KDDI Corp.		30,900	2,184,547
Keyence Corp.		16,192	4,490,441
Komatsu Ltd.		188,300	4,831,853
Kuroda Electric Co. Ltd.		211,000	2,495,608
Mars Engineering Corp.		88,000	1,762,671
Mitsubishi Estate Co. Ltd.		123,000	2,944,706
Mizuho Financial Group, Inc.		1,567,000	2,873,072
Net One Systems Co. Ltd.		240,000	2,369,839
NGK Insulators Ltd.		241,000	2,858,907
NHK Spring Co. Ltd.		216,000	1,779,842
Nihon M&A Center, Inc.	*	69,000	2,302,516
Nippon Paint Co. Ltd.		282,000	2,425,603
Nippon Telegraph & Telephone Corp.		131,427	5,533,467
Nissan Motor Co. Ltd.		226,400	2,148,282
NTT DOCOMO, Inc.		1,750	2,522,660
ORIX Corp.		25,900	2,925,626
Ricoh Co. Ltd.	†	291,000	3,088,803
SBI Holdings, Inc.		312,000	2,789,063
Senshu Ikeda Holdings, Inc.		272,600	1,559,415
Seven & I Holdings Co. Ltd.		368,800	10,396,756
Shimamura Co. Ltd.		27,000	2,623,746
Shin-Etsu Chemical Co. Ltd.		81,900	4,998,362
Softbank Corp.		59,000	2,161,833
Sumitomo Corp.		233,700	2,998,325
Tachi-S Co. Ltd.	†	133,000	2,280,823
Takeda Pharmaceutical Co. Ltd.		253,000	11,307,836
Tokai Rika Co. Ltd.		157,000	2,185,740
Tokio Marine Holdings, Inc.		526,800	14,676,264
Tokyo Electron Ltd.		113,300	5,225,539
Tokyo Gas Co. Ltd.		480,000	2,193,147
Toyoda Gosei Co. Ltd.		149,000	3,028,693
Toyota Motor Corp.		325,500	15,199,596
Warabeya Nichiyo Co. Ltd.		107,200	1,986,734

			231,893,411

Kazakhstan—0.1%
KazMunaiGas Exploration Production JSC GDR		82,959	1,492,919

Korea, Republic of—2.5%
Dongbu Insurance Co. Ltd.		45,900	1,982,980
Hyundai Marine & Fire Insurance Co. Ltd.		78,200	2,441,047
Hyundai Mobis	*	13,091	3,551,706
Hyundai Motor Co.		12,100	2,494,345
KB Financial Group, Inc.	*	55,509	1,982,719
Korea Electric Power Corp.	*	114,800	3,259,764
LG Display Co. Ltd.	*	126,200	3,722,316
Samsung Electronics Co. Ltd.		5,323	7,648,085
Samsung Life Insurance Co. Ltd.		26,800	2,363,703
SK Holdings Co. Ltd.	*	15,000	2,536,784

			31,983,449

		Shares	Value
Macau—0.5%
Sands China Ltd.		960,569	$4,294,382
Wynn Macau Ltd.	*	681,848	1,877,591

			6,171,973

Malaysia—0.0%
Astro Malaysia Holdings Bhd		377,500	370,340

Mexico—0.6%
America Movil SAB de CV, Series L ADR		78,300	1,811,862
Grupo Financiero Santander Mexico SAB de CV, Class B ADR	*	191,800	3,103,324
Grupo Financiero Santander Mexico SAB de CV, Class B ADR	*	18,100	292,858
Grupo Mexico SAB de CV, Series B		834,696	3,011,061

			8,219,105

Netherlands—3.8%
Akzo Nobel NV		11,649	771,125
CSM NV		104,200	2,242,669
Gemalto NV		23,700	2,139,275
Koninklijke Ahold NV		953,929	12,791,235
Koninklijke Philips Electronics NV		96,800	2,563,282
Koninklijke Vopak NV		29,664	2,096,877
Reed Elsevier NV		556,159	8,246,550
Royal Dutch Shell plc, Class A	†	306,782	10,559,497
Unilever NV CVA		207,624	7,944,440
Ziggo NV		26,027	852,658

			50,207,608

Norway—0.4%
DnB ASA		181,900	2,324,984
TGS Nopec Geophysical Co. ASA		73,800	2,437,297

			4,762,281

Peru—0.3%
Credicorp Ltd.		25,656	3,760,143

Philippines—0.2%
Philippine Long Distance Telephone Co. ADR		41,400	2,538,234

Russia—0.4%
Gazprom OAO ADR		222,335	2,150,972
Lukoil OAO ADR		24,700	1,667,250
Sberbank of Russia ADR		72,371	908,980

			4,727,202

Singapore—1.8%
City Developments Ltd.		82,049	877,513
DBS Group Holdings Ltd.		419,448	5,149,361
Global Logistic Properties Ltd.		1,026,900	2,374,926
Oversea-Chinese Banking Corp. Ltd.		291,300	2,347,291
SembCorp Marine Ltd.		300	1,146
Singapore Telecommunications Ltd.		1,870,000	5,088,326

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint International Fund		Shares	Value
COMMON STOCKS—(Continued)
United Overseas Bank Ltd.		504,236	$8,271,509

			24,110,072

South Africa—0.1%
Tiger Brands Ltd.		43,592	1,680,968

Spain—2.7%
Gas Natural SDG SA		126,500	2,280,458
Grifols SA	*‡	2,128	74,412
Grifols SA	*	123,661	4,324,191
Iberdrola SA	†	2,009,191	11,220,733
Inditex SA		64,100	9,006,451
Telefonica SA		642,775	8,702,562

			35,608,807

Sweden—0.8%
Hennes & Mauritz AB, Class B		130,300	4,515,813
Lundbergforetagen AB, B Shares		80,494	2,856,638
Wihlborgs Fastigheter AB		158,800	2,485,397

			9,857,848

Switzerland—7.0%
ABB Ltd.	*	564,964	11,715,959
Actelion Ltd. (Registered)	*	7,329	350,699
Compagnie Financiere Richemont SA (A Bearer Shares)		42,300	3,320,362
Givaudan SA (Registered)	*	612	646,755
Logitech International SA (Registered)	*†	226,700	1,740,376
Nestle SA		203,124	13,252,515
Novartis AG (Registered)		336,309	21,245,745
OC Oerlikon Corp. AG (Registered)	*	241,900	2,754,842
Roche Holding AG (Genusschein)		25,644	5,184,734
SGS SA (Registered)		2,100	4,664,232
Swatch Group AG (The) (Bearer)		3,493	1,771,315
Swiss Life Holding AG (Registered)	*	20,600	2,749,611
Swiss Re AG	*	45,800	3,320,446
Syngenta AG (Registered)		18,500	7,473,747
UBS AG (Registered)	*	139,894	2,189,185
Zurich Insurance Group AG (Registered)	*	31,525	8,447,377

			90,827,900

Taiwan—0.7%
Taiwan Semiconductor Manufacturing Co. Ltd.		961,000	3,214,363
Taiwan Semiconductor Manufacturing Co. Ltd. ADR		320,300	5,496,348

			8,710,711

Thailand—0.3%
Kasikornbank PCL NVDR		237,100	1,508,789
PTT PCL	‡	241,100	2,635,784

			4,144,573

		Shares	Value
Turkey—0.5%
Tupras Turkiye Petrol Rafinerileri AS		106,227	$3,084,346
Turk Telekomunikasyon AS		532,885	2,071,836
Turkiye Garanti Bankasi AS		311,938	1,628,138

			6,784,320

United Kingdom—14.0%
AstraZeneca plc (London Exchange)		126,599	5,999,492
BAE Systems plc		426,200	2,368,900
Barclays plc		843,300	3,663,279
BG Group plc		214,000	3,569,479
BP plc		2,181,369	15,166,871
British Land Co. plc REIT		91,804	848,143
BT Group plc		571,780	2,181,457
Centrica plc		849,000	4,633,585
Debenhams plc		3,447,363	6,436,187
Diageo plc		43,862	1,277,552
Drax Group plc		169,500	1,517,450
easyJet plc		257,300	3,236,261
EnQuest plc	*	1,204,500	2,375,524
GlaxoSmithKline plc		525,032	11,431,158
HSBC Holdings plc (London Exchange)		1,706,903	18,087,664
Imperial Tobacco Group plc		188,089	7,292,507
InterContinental Hotels Group plc		34,347	963,103
Johnson Matthey plc		47,547	1,867,795
Land Securities Group plc REIT		196,956	2,627,594
Meggitt plc		201,351	1,260,810
National Grid plc		616,287	7,068,453
Pace plc		886,500	2,705,652
Provident Financial plc		95,300	2,124,697
Prudential plc		74,739	1,066,327
Reckitt Benckiser Group plc		87,881	5,578,650
Rolls-Royce Holdings plc	*	77,838	1,116,461
SABMiller plc		109,381	5,076,495
SABMiller plc		50,080	2,307,897
Smith & Nephew plc		394,900	4,365,184
Standard Chartered plc (London Exchange)		176,631	4,571,166
Standard Life plc		511,900	2,798,278
TalkTalk Telecom Group plc		658,900	2,517,006
Tesco plc		2,823,706	15,554,605
Unilever plc		295,608	11,490,554
Vodafone Group plc		3,367,260	8,476,288
William Hill plc		434,000	2,472,858
Wm Morrison Supermarkets plc		850,000	3,649,611
WPP plc		208,896	3,051,800

			182,796,793

United States—0.7%
Liberty Global, Inc., Series A	*	23,066	1,452,928
Schlumberger Ltd.		55,090	3,817,186
Virgin Media, Inc.	†	23,795	874,466
Yum! Brands, Inc.		42,400	2,815,360

			8,959,940

TOTAL COMMON STOCKS
(Cost $1,143,799,765)			1,285,814,168

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint International Fund		Shares	Value
PREFERRED STOCKS—0.3%
Germany—0.3%
Henkel AG & Co. KGaA (Cost $3,148,614)		44,552	$3,665,339

MONEY MARKET FUNDS—3.4%
Institutional Money Market Funds—3.4%
Dreyfus Institutional Cash Advantage Fund, 0.11%	††¥	5,000,000	5,000,000
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.18%		¥13,104,904	13,104,904
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.18%	††¥	6,802,600	6,802,600
Fidelity Institutional Money Market: Prime Money Market Portfolio—Institutional Class, 0.14%	††¥	5,000,000	5,000,000
Short-Term Investments Trust Liquid Assets Portfolio—Institutional Class, 0.15%	††¥	5,000,000	5,000,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class, 0.14%	††¥	5,000,000	5,000,000
Wells Fargo Advantage Heritage Money Market Fund—Select Class, 0.13%	††¥	5,000,000	5,000,000

TOTAL MONEY MARKET FUNDS
(Cost $44,907,504)			44,907,504

TOTAL INVESTMENTS—102.2%
(Cost $1,191,855,883)			1,334,387,011
Other assets less liabilities—(2.2%)			(28,876,866)

NET ASSETS—100.0%			$1,305,510,145

Notes to the Schedule of Investments:

ADR	American Depositary Receipt
CVA	Dutch Certificate of Shares
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
REIT	Real Estate Investment Trust
†	Denotes all or a portion of the security on loan.
*	Non-income producing.
‡	Security valued at fair value as determined by policies approved by the Board of Directors.
††	Represents reinvestment of collateral received in conjunction with securities lending.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint International Fund
Percentage of Portfolio by Industry (unaudited):

COMMON STOCKS
Oil, Gas & Consumable Fuels	8.9%
Pharmaceuticals	8.1%
Commercial Banks	7.7%
Insurance	6.4%
Food & Staples Retailing	5.2%
Diversified Telecommunication Services	3.9%
Food Products	3.5%
Chemicals	3.3%
Automobiles	3.3%
Real Estate Management & Development	2.6%
Wireless Telecommunication Services	2.6%
Beverages	2.4%
Machinery	2.1%
Semiconductors & Semiconductor Equipment	1.9%
Auto Components	1.9%
Electric Utilities	1.8%
Multi-Utilities	1.7%
Office Electronics	1.6%
Specialty Retail	1.6%
Health Care Equipment & Supplies	1.6%
Personal Products	1.5%
Tobacco	1.5%
Biotechnology	1.4%
Real Estate Investment Trusts (REITs)	1.3%
Hotels, Restaurants & Leisure	1.3%
Textiles, Apparel & Luxury Goods	1.3%
Media	1.3%
Electrical Equipment	1.2%
Building Products	1.1%
Road & Rail	1.1%
Energy Equipment & Services	1.0%
Trading Companies & Distributors	0.9%
Gas Utilities	0.9%
Internet Software & Services	0.8%
Metals & Mining	0.8%
Industrial Conglomerates	0.8%
Aerospace & Defense	0.7%
Consumer Finance	0.6%
Electronic Equipment, Instruments & Components	0.6%
Diversified Financial Services	0.6%
Professional Services	0.5%
Multiline Retail	0.5%
Household Products	0.4%
Health Care Providers & Services	0.4%
Software	0.4%
Transportation Infrastructure	0.4%
IT Services	0.4%
Capital Markets	0.4%
Independent Power Producers & Energy Traders	0.3%
Computers & Peripherals	0.3%
Air Freight & Logistics	0.3%
Construction & Engineering	0.2%
Containers & Packaging	0.2%
Distributors	0.2%
Airlines	0.2%
Communications Equipment	0.2%

Thrifts & Mortgage Finance	0.2%
Construction Materials	0.1%
Leisure Equipment & Products	0.1%

TOTAL COMMON STOCKS	98.5%

PREFERRED STOCKS
Household Products	0.3%

TOTAL PREFERRED STOCKS	0.3%

MONEY MARKET FUNDS
Institutional Money Market Funds	3.4%

TOTAL INVESTMENTS	102.2%
Other assets less liabilities	(2.2)%

TOTAL NET ASSETS	100.0%

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS

December 31, 2012

Vantagepoint Diversifying Strategies Fund		Shares	Value

COMMON STOCKS—3.2%
Capital Markets—0.3%
Franklin Resources, Inc.		14,800	$1,860,360
T. Rowe Price Group, Inc.		12,000	781,560

			2,641,920

Electrical Equipment—0.0%
ABB Ltd. (Switzerland)	*	30,000	622,126

Electronic Equipment, Instruments & Components—0.2%
Hon Hai Precision Industry Co. Ltd. (Taiwan)		614,000	1,900,526

Energy Equipment & Services—0.2%
National Oilwell Varco, Inc.		12,000	820,200
Schlumberger Ltd.		13,136	910,193

			1,730,393

Food Products—0.1%
Nestle SA (Switzerland)		16,200	1,056,944

IT Services—0.1%
Accenture plc, Class A (Ireland)		12,850	854,525

Metals & Mining—0.1%
Goldcorp, Inc. (Canada)		27,000	990,900

Pharmaceuticals—0.9%
Novo Nordisk A/S, Class B (Denmark)		46,600	7,588,188
Sawai Pharmaceutical Co. Ltd. (Japan)		9,900	993,778

			8,581,966

Semiconductors & Semiconductor Equipment—0.0%
Dialog Semiconductor plc (United Kingdom)	*	16,838	298,270

Software—0.8%
Microsoft Corp.		30,000	801,900
SAP AG (Germany)		91,800	7,381,879

			8,183,779

Textiles, Apparel & Luxury Goods—0.5%
Swatch Group AG (The) (Bearer) (Switzerland)		9,225	4,678,036

TOTAL COMMON STOCKS
(Cost $26,237,630)			31,539,385

CONVERTIBLE PREFERRED STOCKS—0.9%
Electric Utilities—0.3%
NextEra Energy, Inc. 5.599%		70,500	3,514,425

Metals & Mining—0.2%
AngloGold Ashanti Holdings Finance plc (South Africa) 6.000%		42,500	1,588,225

Oil, Gas & Consumable Fuels—0.4%
Chesapeake Energy Corp., Perpetual 5.750%	^	4,035	3,614,856

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $9,301,321)			8,717,506

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—35.2%
Aerospace & Defense—0.1%
United Technologies Corp.
1.200%	06/01/2015		$320,000	$324,774
0.811%	06/01/2015	#	1,055,000	1,066,031

				1,390,805

Auto Components—0.3%
American Axle & Manufacturing, Inc.
7.875%	03/01/2017		900,000	933,750
Goodyear Tire & Rubber Co. (The)
7.000%	05/15/2022		800,000	862,000
Johnson Controls, Inc.
0.723%	02/04/2014	#§	770,000	772,524

				2,568,274

Automobiles—0.6%
Daimler Finance North America LLC
2.300%	01/09/2015	^	1,480,000	1,516,340
1.875%	09/15/2014	^	870,000	884,630
1.300%	07/31/2015	^§	910,000	915,861
Volkswagen International Finance NV (Netherlands)
1.625%	03/22/2015	^	1,600,000	1,622,707
1.060%	03/21/2014	#^	1,250,000	1,257,040

				6,196,578

Beverages—1.0%
Anheuser-Busch InBev Worldwide, Inc.
2.500%	03/26/2013		1,240,000	1,245,799
1.040%	03/26/2013	#	1,100,000	1,102,086
0.800%	07/15/2015		820,000	822,659
Coca-Cola Enterprises, Inc.
1.125%	11/12/2013	§	720,000	723,378
Constellation Brands, Inc.
6.000%	05/01/2022		750,000	862,500
Heineken NV (Netherlands)
0.800%	10/01/2015	^	440,000	441,122
PepsiCo, Inc.
0.700%	08/13/2015		1,810,000	1,813,481
SABMiller Holdings, Inc.
2.450%	01/15/2017	^§	810,000	845,152
1.850%	01/15/2015	^§	1,870,000	1,907,769

				9,763,946

Biotechnology—0.5%
Amgen, Inc.
2.300%	06/15/2016	§	750,000	780,382
1.875%	11/15/2014		970,000	992,446
Genzyme Corp.
3.625%	06/15/2015	§	730,000	782,588
Gilead Sciences, Inc.
2.400%	12/01/2014		420,000	433,319
Life Technologies Corp.
3.500%	01/15/2016		1,500,000	1,579,899

				4,568,634

Capital Markets—0.9%
Astoria Financial Corp.
5.000%	06/19/2017		1,120,000	1,191,350
Bank of New York Mellon Corp. (The) MTN
1.200%	02/20/2015		300,000	303,374
0.593%	01/31/2014	#§	1,000,000	1,002,732

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Diversifying Strategies Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
E*TRADE Financial Corp.
6.000%	11/15/2017	§	$585,000	$601,087
Macquarie Bank Ltd. (Australia)
3.450%	07/27/2015	^	1,210,000	1,259,043
Morgan Stanley
1.293%	04/29/2013	#	2,700,000	2,706,340
TD Ameritrade Holding Corp.
4.150%	12/01/2014		760,000	810,346
WT Finance Aust Pty Ltd./Westfield Capital/WEA Finance LLC (Australia)
5.125%	11/15/2014	^	400,000	429,074

				8,303,346

Chemicals—0.4%
Airgas, Inc.
2.850%	10/01/2013	§	1,270,000	1,291,302
Eastman Chemical Co.
2.400%	06/01/2017		570,000	589,565
Ecolab, Inc.
2.375%	12/08/2014	§	600,000	619,636
1.000%	08/09/2015	§	230,000	230,790
EI du Pont de Nemours & Co.
0.730%	03/25/2014	#§	620,000	623,154

				3,354,447

Commercial Banks—5.9%
Banco Bradesco SA (Brazil)
2.410%	05/16/2014	#^§	1,000,000	1,007,700
Banco de Credito del Peru (Peru)
4.750%	03/16/2016	^§	1,225,000	1,298,500
Banco de Credito e Inversiones (Chile)
3.000%	09/13/2017	^§	800,000	817,246
Banco del Estado de Chile (Chile)
2.000%	11/09/2017	^§	1,600,000	1,601,336
Banco do Brasil SA (Brazil)
4.500%	01/22/2015	^§	1,200,000	1,273,800
Banco do Nordeste do Brasil SA (Brazil)
3.625%	11/09/2015	^§	1,320,000	1,372,800
Bancolombia SA (Colombia)
4.250%	01/12/2016	§	300,000	315,000
Bank of Ceylon (Sri Lanka)
6.875%	05/03/2017	^§	1,000,000	1,082,500
Bank of Montreal MTN (Canada)
0.800%	11/06/2015		1,140,000	1,139,167
0.780%	09/11/2015	#§	930,000	934,498
Bank of Nova Scotia (Canada)
1.850%	01/12/2015		2,000,000	2,049,178
0.750%	10/09/2015	§	1,780,000	1,771,458
Barclays Bank plc (United Kingdom)
3.900%	04/07/2015	§	925,000	981,474
1.380%	01/13/2014	#§	2,010,000	2,020,671
BB&T Corp.
1.013%	04/28/2014	#	850,000	855,620
BB&T Corp. MTN
1.600%	08/15/2017		480,000	486,294
BB&T Corp., Series A MTN
3.375%	09/25/2013		400,000	408,392
Canadian Imperial Bank of Commerce (Canada)
0.900%	10/01/2015		2,280,000	2,291,377

Coupon Rate	Maturity Date		Face	Value

Capital One Financial Corp.
2.125%	07/15/2014	§	$1,780,000	$1,812,690
CBQ Finance Ltd. (Bermuda)
5.000%	11/18/2014	^	750,000	795,469
CIT Group, Inc.
5.000%	05/15/2017		795,000	846,675
5.000%	08/15/2022		600,000	642,824
4.750%	02/15/2015	^§	1,440,000	1,504,800
Credit Suisse (Switzerland)
1.300%	01/14/2014	#§	3,330,000	3,350,150
HSBC USA, Inc.
2.375%	02/13/2015	§	680,000	699,827
ICICI Bank Ltd. (India)
5.500%	03/25/2015	^§	450,000	475,983
ING Bank NV (Netherlands)
3.750%	03/07/2017	^	1,500,000	1,595,700
1.950%	09/25/2015	#^§	980,000	991,508
KeyCorp MTN
3.750%	08/13/2015	§	630,000	674,605
National Bank of Canada (Canada)
1.500%	06/26/2015		600,000	610,652
Oversea-Chinese Banking Corp. Ltd. (Singapore)
1.625%	03/13/2015	^§	800,000	811,932
Royal Bank of Canada (Canada)
1.125%	01/15/2014		2,330,000	2,346,363
Societe Generale SA (France)
1.630%	12/13/2013	#^	1,000,000	1,005,300
Sparebank 1 Boligkreditt AS (Norway)
1.250%	10/25/2013	^	1,260,000	1,267,816
Toronto-Dominion Bank (The) (Canada)
2.500%	07/14/2016		2,100,000	2,211,172
0.640%	07/14/2014	#	1,320,000	1,324,993
Union Bank NA
1.261%	06/06/2014	#	1,360,000	1,371,915
Union Bank NA, Bank Note
2.125%	12/16/2013		1,560,000	1,584,781
US Bancorp
4.200%	05/15/2014		800,000	840,194
2.000%	06/14/2013		1,000,000	1,007,327
US Bank NA, Bank Note
0.620%	10/14/2014	#§	1,500,000	1,501,662
Wachovia Bank NA, Bank Note
4.800%	11/01/2014		1,390,000	1,492,622
Wachovia Corp. MTN
0.503%	08/01/2013	#	1,000,000	1,001,479
Wells Fargo & Co. MTN
2.100%	05/08/2017		340,000	351,881
1.250%	02/13/2015		200,000	201,981
Westpac Banking Corp. (Australia)
1.070%	09/25/2015	#§	2,540,000	2,557,813

				56,587,125

Commercial Services & Supplies—0.2%
PHH Corp.
7.375%	09/01/2019	§	1,600,000	1,784,000

Communications Equipment—0.2%
Cisco Systems, Inc.
0.560%	03/14/2014	#	1,500,000	1,504,534
SBA Communications Corp.
5.625%	10/01/2019	^	500,000	526,875

				2,031,409

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Diversifying Strategies Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
Computers & Peripherals—0.2%
Hewlett-Packard Co.
2.350%	03/15/2015		$1,200,000	$1,205,987
1.859%	09/19/2014	#§	900,000	892,124

				2,098,111

Consumer Finance—3.5%
Aircastle Ltd. (Bermuda)
6.250%	12/01/2019	^	370,000	387,575
Ally Financial, Inc.
4.625%	06/26/2015	§	1,500,000	1,564,629
American Express Credit Corp.
1.160%	06/24/2014	#	1,570,000	1,584,665
American Express Credit Corp. MTN
1.910%	06/19/2013	#	700,000	705,253
1.750%	06/12/2015		530,000	541,423
American Honda Finance Corp.
1.450%	02/27/2015	^§	2,410,000	2,449,741
Banque PSA Finance SA (France)
2.205%	04/04/2014	#^	1,360,000	1,343,447
Caterpillar Financial Services Corp. MTN
0.660%	02/09/2015	#	1,200,000	1,205,896
0.462%	08/27/2014	#§	800,000	801,264
Caterpillar Financial Services Corp., Series G MTN
1.375%	05/20/2014		1,700,000	1,721,238
Ford Motor Credit Co. LLC
3.875%	01/15/2015	§	2,620,000	2,733,587
3.000%	06/12/2017	§	1,275,000	1,311,326
General Motors Financial Co., Inc.
4.750%	08/15/2017	^§	1,130,000	1,189,414
HSBC Finance Corp.
0.590%	01/15/2014	#	1,500,000	1,495,806
Hyundai Capital America
1.625%	10/02/2015	^§	1,010,000	1,016,750
International Lease Finance Corp.
6.500%	09/01/2014	^	600,000	643,500
4.875%	04/01/2015	§	1,630,000	1,693,293
John Deere Capital Corp.
0.465%	04/25/2014	#§	910,000	911,582
John Deere Capital Corp. MTN
1.600%	03/03/2014		2,720,000	2,756,478
0.478%	06/16/2014	#	850,000	851,742
PACCAR Financial Corp.
0.700%	11/16/2015	§	910,000	909,328
0.561%	06/05/2014	#§	380,000	380,946
PACCAR Financial Corp. MTN
1.550%	09/29/2014		710,000	721,946
1.050%	06/05/2015		320,000	322,947
Toyota Motor Credit Corp.
0.875%	07/17/2015	§	2,640,000	2,652,535
Toyota Motor Credit Corp. MTN
1.000%	02/17/2015		1,860,000	1,873,461

				33,769,772

Containers & Packaging—0.1%
Bemis Co., Inc.
5.650%	08/01/2014		290,000	310,552
Rock-Tenn Co.
4.450%	03/01/2019	^§	475,000	513,159

				823,711

Coupon Rate	Maturity Date		Face	Value

Diversified Financial Services—2.8%
Alliance Data Systems Corp.
5.250%	12/01/2017	^§	$1,000,000	$1,020,000
Bank of America Corp.
4.500%	04/01/2015	§	600,000	639,899
3.700%	09/01/2015		1,370,000	1,449,202
1.500%	10/09/2015	§	360,000	362,085
Bank of America Corp., Series 1
3.750%	07/12/2016		385,000	411,878
Citigroup, Inc.
6.000%	12/13/2013		475,000	497,850
4.450%	01/10/2017	§	675,000	748,459
2.310%	08/13/2013	#	1,530,000	1,544,927
2.250%	08/07/2015		1,540,000	1,578,150
CME Group, Inc.
5.750%	02/15/2014		1,000,000	1,056,343
Equifax, Inc.
4.450%	12/01/2014		160,000	168,777
ERAC USA Finance LLC
2.250%	01/10/2014	^	630,000	636,579
1.400%	04/15/2016	^	260,000	261,953
General Electric Capital Corp.
5.900%	05/13/2014		430,000	460,990
2.150%	01/09/2015	§	1,740,000	1,788,099
1.625%	07/02/2015		1,100,000	1,118,938
1.000%	12/11/2015		1,310,000	1,316,222
General Electric Capital Corp., Series A MTN
3.750%	11/14/2014		750,000	791,201
Harley-Davidson Financial Services, Inc.
1.150%	09/15/2015	^§	915,000	918,011
Hutchison Whampoa International 12 II Ltd. (Cayman Islands)
2.000%	11/08/2017	^	530,000	530,930
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
7.750%	01/15/2016	§	1,035,000	1,077,694
JPMorgan Chase & Co.
5.250%	05/01/2015		1,335,000	1,453,054
1.100%	10/15/2015		780,000	780,509
JPMorgan Chase & Co. MTN
1.116%	01/24/2014	#§	800,000	805,579
Lender Processing Services, Inc.
5.750%	04/15/2023	§	500,000	521,250
NASDAQ OMX Group, Inc. (The)
4.000%	01/15/2015		1,210,000	1,267,219
National Rural Utilities Cooperative Finance Corp.
1.000%	02/02/2015	§	1,070,000	1,078,480
National Rural Utilities Cooperative Finance Corp. MTN
0.555%	04/04/2014	#§	420,000	421,027
Noble Group Ltd. (Bermuda)
8.500%	05/30/2013	^	530,000	543,250
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.
8.250%	09/01/2017		800,000	856,000
Susser Holdings LLC/Susser Finance Corp.
8.500%	05/15/2016	§	1,090,000	1,163,575

				27,268,130

Diversified Telecommunication Services—1.8%
AT&T, Inc.
0.875%	02/13/2015		3,410,000	3,427,776
British Telecommunications plc (United Kingdom)
2.000%	06/22/2015		400,000	411,455
1.434%	12/20/2013	#§	1,000,000	1,008,530
CenturyLink, Inc.
5.800%	03/15/2022		650,000	688,360

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Diversifying Strategies Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
Frontier Communications Corp.
8.500%	04/15/2020		$1,050,000	$1,212,750
6.250%	01/15/2013	§	820,000	820,504
Hughes Satellite Systems Corp.
7.625%	06/15/2021		1,000,000	1,142,500
Qtel International Finance Ltd. (Bermuda)
6.500%	06/10/2014	^	1,170,000	1,257,165
Telecom Italia Capital SA (Luxembourg)
5.250%	11/15/2013		280,000	288,400
Telefonica Emisiones SAU (Spain)
2.582%	04/26/2013		1,260,000	1,267,560
Verizon Communications, Inc.
0.920%	03/28/2014	#	3,800,000	3,823,659
Virgin Media Finance plc (United Kingdom)
5.250%	02/15/2022		200,000	213,000
4.875%	02/15/2022		300,000	308,250
Vivendi SA (France)
2.400%	04/10/2015	^	410,000	418,883
Windstream Corp.
8.125%	08/01/2013		300,000	312,750
7.875%	11/01/2017		990,000	1,118,700

				17,720,242

Electric Utilities—1.0%
Appalachian Power Co.
0.685%	08/16/2013	#	1,270,000	1,271,825
Cia de Eletricidade do Estado da Bahia (Brazil)
11.750%	04/27/2016	^	BRL 1,100,000	578,205
Consolidated Edison Co. of New York, Inc., Series 2002-B
4.875%	02/01/2013		1,000,000	1,003,679
Duke Energy Corp.
3.950%	09/15/2014	§	290,000	305,512
GDF Suez (France)
1.625%	10/10/2017	^	370,000	370,336
Georgia Power Co.
1.300%	09/15/2013		1,260,000	1,267,714
Hrvatska Elektroprivreda (Croatia)
6.000%	11/09/2017	^§	400,000	424,000
NextEra Energy Capital Holdings, Inc.
2.600%	09/01/2015		2,000,000	2,085,102
1.611%	06/01/2014	§	340,000	343,784
1.200%	06/01/2015		130,000	131,002
Northeast Utilities
1.059%	09/20/2013	#	1,190,000	1,196,242
Ohio Power Co., Series C
5.500%	03/01/2013		750,000	755,984

				9,733,385

Electronic Equipment, Instruments & Components—0.2%
Agilent Technologies, Inc.
2.500%	07/15/2013		520,000	524,678
Tech Data Corp.
3.750%	09/21/2017		1,600,000	1,643,059

				2,167,737

Energy Equipment & Services—0.3%
Cameron International Corp.
1.241%	06/02/2014	#§	1,010,000	1,017,220

Coupon Rate	Maturity Date		Face	Value

National Oilwell Varco, Inc.
1.350%	12/01/2017	§	$930,000	$937,029
Precision Drilling Corp. (Canada)
6.625%	11/15/2020		900,000	972,000

				2,926,249

Food & Staples Retailing—0.5%
Kroger Co. (The)
2.200%	01/15/2017	§	750,000	775,809
Safeway, Inc.
3.400%	12/01/2016	§	750,000	775,245
1.811%	12/12/2013	#	1,230,000	1,230,668
Sysco Corp.
0.550%	06/12/2015	§	270,000	270,091
Walgreen Co.
1.000%	03/13/2015		650,000	650,900
0.810%	03/13/2014	#§	1,270,000	1,272,113

				4,974,826

Food Products—0.9%
Campbell Soup Co.
0.613%	08/01/2014	#§	560,000	562,219
ConAgra Foods, Inc.
1.350%	09/10/2015		220,000	220,138
General Mills, Inc.
5.250%	08/15/2013		1,500,000	1,543,939
Ingredion, Inc.
3.200%	11/01/2015		350,000	367,642
Kellogg Co.
1.125%	05/15/2015		1,100,000	1,111,315
Kraft Foods Group, Inc.
1.625%	06/04/2015	^	500,000	509,186
Mondelez International, Inc.
5.250%	10/01/2013		390,000	402,476
2.625%	05/08/2013		390,000	392,507
Unilever Capital Corp.
0.450%	07/30/2015		680,000	677,802
USJ Acucar e Alcool SA (Brazil)
9.875%	11/09/2019	^	390,000	416,325
Wm. Wrigley Jr. Co.
3.700%	06/30/2014	^	2,510,000	2,598,857

				8,802,406

Gas Utilities—0.3%
Korea Gas Corp. (Korea, Republic of)
2.250%	07/25/2017	^	1,380,000	1,397,446
Sabine Pass LNG LP
7.500%	11/30/2016	§	1,140,000	1,262,550

				2,659,996

Health Care Equipment & Supplies—0.4%
Covidien International Finance SA (Luxembourg)
1.875%	06/15/2013		1,250,000	1,258,591
1.350%	05/29/2015		400,000	405,653
DENTSPLY International, Inc.
1.810%	08/15/2013	#	1,640,000	1,649,299
Stryker Corp.
3.000%	01/15/2015	§	790,000	826,193

				4,139,736

Health Care Providers & Services—1.0%
CHS/Community Health Systems, Inc.
5.125%	08/15/2018	§	785,000	820,325

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Diversifying Strategies Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
DaVita HealthCare Partners, Inc.
6.625%	11/01/2020		$1,050,000	$1,147,125
Express Scripts Holding Co.
2.750%	11/21/2014	^	1,500,000	1,548,103
2.100%	02/12/2015	^	330,000	336,330
HCA Holdings, Inc.
7.750%	05/15/2021		500,000	545,000
HCA, Inc.
6.750%	07/15/2013	§	355,000	365,650
5.875%	03/15/2022		250,000	273,125
4.750%	05/01/2023		600,000	612,000
Quest Diagnostics, Inc.
1.160%	03/24/2014	#§	890,000	895,699
UnitedHealth Group, Inc.
1.400%	10/15/2017		300,000	300,816
0.850%	10/15/2015		180,000	180,713
WellPoint, Inc.
2.375%	02/15/2017		1,645,000	1,704,847
1.250%	09/10/2015	§	1,060,000	1,069,087

				9,798,820

Hotels, Restaurants & Leisure—0.0%
Carnival Corp. (Panama)
1.875%	12/15/2017		320,000	320,812

Household Durables—0.4%
Clorox Co. (The)
5.000%	03/01/2013		1,000,000	1,007,336
Lennar Corp.
4.750%	12/15/2017	^	800,000	832,000
Newell Rubbermaid, Inc.
2.050%	12/01/2017		700,000	710,135
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC
9.875%	08/15/2019		750,000	806,250

				3,355,721

Independent Power Producers & Energy Traders—0.2%
Abu Dhabi National Energy Co. (United Arab Emirates)
4.750%	09/15/2014	^	1,400,000	1,472,100

Industrial Conglomerates—0.1%
3M Co., Series E MTN
4.375%	08/15/2013		750,000	769,305
Danaher Corp.
1.300%	06/23/2014		500,000	505,668

				1,274,973

Insurance—0.9%
Allstate Corp. (The)
6.200%	05/16/2014		510,000	547,895
American International Group, Inc.
2.375%	08/24/2015		460,000	473,694
Hartford Financial Services Group, Inc.
4.000%	03/30/2015		570,000	602,635
MetLife Institutional Funding II
1.205%	04/04/2014	#^§	500,000	504,406
MetLife, Inc.
2.375%	02/06/2014	§	980,000	998,616
New York Life Global Funding
0.349%	09/19/2014	#^	1,360,000	1,361,083

Coupon Rate	Maturity Date		Face	Value

Principal Life Global Funding II
1.000%	12/11/2015	^	$1,150,000	$1,149,135
Prudential Financial, Inc., Series B MTN
4.750%	04/01/2014	§	1,600,000	1,674,894
Prudential Financial, Inc., Series D MTN
5.150%	01/15/2013		1,000,000	1,001,800
2.750%	01/14/2013		600,000	600,509

				8,914,667

Internet & Catalog Retail—0.3%
Amazon.com, Inc.
0.650%	11/27/2015	§	2,020,000	2,020,230
eBay, Inc.
0.875%	10/15/2013		570,000	572,191
0.700%	07/15/2015	§	390,000	391,706

				2,984,127

Internet Software & Services—0.1%
Baidu, Inc. (Cayman Islands)
2.250%	11/28/2017	§	560,000	564,872

IT Services—0.2%
Computer Sciences Corp.
2.500%	09/15/2015		300,000	306,096
International Business Machines Corp.
2.100%	05/06/2013		630,000	633,985
0.750%	05/11/2015	§	900,000	905,981

				1,846,062

Life Sciences Tools & Services—0.1%
Howard Hughes Medical Institute
3.450%	09/01/2014		700,000	735,596

Machinery—0.4%
Case New Holland, Inc.
7.750%	09/01/2013	§	1,450,000	1,515,250
Eaton Corp.
0.950%	11/02/2015	^§	980,000	983,666
Terex Corp.
6.500%	04/01/2020		1,100,000	1,171,500
Tyco Electronics Group SA (Luxembourg)
1.600%	02/03/2015		310,000	314,752

				3,985,168

Media—0.9%
CC Holdings GS V LLC
2.381%	12/15/2017	^	430,000	432,605
CCO Holdings LLC/CCO Holdings Capital Corp.
5.250%	09/30/2022		825,000	839,438
COX Communications, Inc.
5.450%	12/15/2014		160,000	174,575
DirecTV Holdings LLC/DirecTV Financing Co., Inc.
4.750%	10/01/2014		1,200,000	1,281,805
DISH DBS Corp.
6.625%	10/01/2014	§	850,000	915,875
4.625%	07/15/2017		1,120,000	1,173,200
Mediacom LLC/Mediacom Capital Corp.
7.250%	02/15/2022		650,000	702,000
NBCUniversal Media LLC
2.100%	04/01/2014		1,600,000	1,629,786
Time Warner, Inc.
3.150%	07/15/2015		500,000	529,071
Viacom, Inc.
4.375%	09/15/2014		500,000	529,976

				8,208,331

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Diversifying Strategies Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
Metals & Mining—1.0%
ArcelorMittal (Luxembourg)
4.250%	08/05/2015	§	$1,100,000	$1,111,758
BHP Billiton Finance USA Ltd. (Australia)
1.000%	02/24/2015		1,840,000	1,854,613
Eldorado Gold Corp. (Canada)
6.125%	12/15/2020	^§	365,000	373,213
FMG Resources August 2006 Pty Ltd. (Australia)
6.000%	04/01/2017	^§	835,000	855,875
Freeport-McMoRan Copper & Gold, Inc.
2.150%	03/01/2017		310,000	311,956
1.400%	02/13/2015	§	700,000	698,895
Rio Tinto Finance USA plc (United Kingdom)
1.125%	03/20/2015	§	800,000	806,996
Steel Dynamics, Inc.
6.125%	08/15/2019	^	500,000	532,500
Xstrata Finance Canada Ltd. (Canada)
2.450%	10/25/2017	^	2,480,000	2,506,873
1.800%	10/23/2015	^§	630,000	633,853

				9,686,532

Multiline Retail—0.2%
Dollar General Corp.
4.125%	07/15/2017	§	1,100,000	1,160,500
Target Corp.
1.125%	07/18/2014		600,000	606,067

				1,766,567

Multi-Utilities—0.2%
DTE Energy Co.
1.011%	06/03/2013	#	2,070,000	2,074,142

Oil, Gas & Consumable Fuels—1.6%
BP Capital Markets plc (United Kingdom)
3.875%	03/10/2015	§	805,000	858,059
0.700%	11/06/2015	§	1,850,000	1,848,648
ConocoPhillips
4.750%	02/01/2014		199,000	208,065
CONSOL Energy, Inc.
8.000%	04/01/2017	§	230,000	250,125
Copano Energy LLC/Copano Energy Finance Corp.
7.125%	04/01/2021		500,000	539,375
Enterprise Products Operating LLC
1.250%	08/13/2015		320,000	322,172
Forest Oil Corp.
8.500%	02/15/2014	§	318,000	338,670
Husky Energy, Inc. (Canada)
5.900%	06/15/2014	§	550,000	589,723
Marathon Oil Corp.
0.900%	11/01/2015	§	1,080,000	1,081,623
Murphy Oil Corp.
2.500%	12/01/2017		500,000	503,663
Petrohawk Energy Corp.
7.875%	06/01/2015	§	1,000,000	1,044,705
Phillips 66
2.950%	05/01/2017	^	310,000	328,884
1.950%	03/05/2015	^	310,000	316,472
Plains Exploration & Production Co.
6.500%	11/15/2020	§	1,120,000	1,246,000
6.125%	06/15/2019		500,000	547,500

Coupon Rate	Maturity Date		Face	Value

Ras Laffan Liquefied Natural Gas Co. Ltd. III (Qatar)
5.500%	09/30/2014	^	$750,000	$810,188
Rockies Express Pipeline LLC
3.900%	04/15/2015	^§	770,000	770,000
Tesoro Corp.
4.250%	10/01/2017		780,000	811,200
Total Capital Canada Ltd. (Canada)
0.400%	05/13/2013	#	1,000,000	1,000,883
Total Capital International SA (France)
1.500%	02/17/2017		480,000	484,202
TransCanada PipeLines Ltd. (Canada)
3.400%	06/01/2015		630,000	669,409
WPX Energy, Inc.
5.250%	01/15/2017		1,145,000	1,219,425

				15,788,991

Paper & Forest Products—0.1%
Masco Corp.
4.800%	06/15/2015	§	540,000	565,969

Personal Products—0.1%
Revlon Consumer Products Corp.
9.750%	11/15/2015	§	1,090,000	1,152,675

Pharmaceuticals—1.8%
AbbVie, Inc.
1.750%	11/06/2017	^	1,620,000	1,639,518
1.200%	11/06/2015	^	1,630,000	1,642,034
1.072%	11/06/2015	#^	1,800,000	1,822,037
GlaxoSmithKline Capital plc (United Kingdom)
0.750%	05/08/2015	§	560,000	563,062
GlaxoSmithKline Capital, Inc.
4.850%	05/15/2013		1,700,000	1,728,694
Novartis Capital Corp.
4.125%	02/10/2014		1,580,000	1,643,690
Sanofi (France)
1.625%	03/28/2014	§	1,410,000	1,430,328
1.200%	09/30/2014	§	350,000	354,281
Takeda Pharmaceutical Co. Ltd. (Japan)
1.031%	03/17/2015	^§	2,500,000	2,511,268
Teva Pharmaceutical Finance III BV (Netherlands Antilles)
1.700%	03/21/2014		580,000	588,317
0.810%	03/21/2014	#§	470,000	472,024
Teva Pharmaceutical Finance IV LLC
1.700%	11/10/2014		1,180,000	1,207,712
Valeant Pharmaceuticals International
6.500%	07/15/2016	^	1,620,000	1,711,125

				17,314,090

Real Estate Investment Trusts (REITs)—0.7%
Digital Realty Trust LP
4.500%	07/15/2015		630,000	670,726
Duke Realty LP
5.400%	08/15/2014		650,000	690,663
HCP, Inc.
2.700%	02/01/2014		1,610,000	1,639,331
Health Care REIT, Inc.
6.000%	11/15/2013		930,000	970,626
Simon Property Group LP
4.200%	02/01/2015		250,000	265,243
Ventas Realty LP/Ventas Capital Corp.
2.000%	02/15/2018		1,640,000	1,643,018
Vornado Realty LP
4.250%	04/01/2015		1,240,000	1,311,400

				7,191,007

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Diversifying Strategies Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
Road & Rail—0.5%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
4.875%	11/15/2017	^	$840,000	$856,800
JB Hunt Transport Services, Inc.
3.375%	09/15/2015	§	970,000	997,741
Penske Truck Leasing Co. LP/PTL Finance Corp.
3.125%	05/11/2015	^§	1,400,000	1,429,285
2.500%	03/15/2016	^§	1,100,000	1,103,807
Ryder System, Inc. MTN
2.500%	03/01/2017		620,000	631,077

				5,018,710

Semiconductors & Semiconductor Equipment—0.6%
Intel Corp.
1.350%	12/15/2017		3,270,000	3,272,956
Texas Instruments, Inc.
0.450%	08/03/2015	§	2,150,000	2,140,456

				5,413,412

Software—0.3%
Autodesk, Inc.
1.950%	12/15/2017	§	490,000	488,137
Microsoft Corp.
2.950%	06/01/2014		900,000	933,479
Oracle Corp.
3.750%	07/08/2014		750,000	787,696
1.200%	10/15/2017		740,000	743,058

				2,952,370

Specialty Retail—0.2%
Limited Brands, Inc.
5.625%	02/15/2022		500,000	546,250
Michaels Stores, Inc.
7.750%	11/01/2018		750,000	826,875
Sally Holdings LLC/Sally Capital, Inc.
5.750%	06/01/2022		600,000	654,000

				2,027,125

Textiles, Apparel & Luxury Goods—0.3%
Hanesbrands, Inc.
6.375%	12/15/2020		1,250,000	1,381,250
Levi Strauss & Co.
6.875%	05/01/2022		950,000	1,023,625
VF Corp.
1.062%	08/23/2013	#	700,000	703,494

				3,108,369

Tobacco—0.2%
BAT International Finance plc (United Kingdom)
1.400%	06/05/2015	^§	1,460,000	1,481,817
Reynolds American, Inc.
1.050%	10/30/2015		510,000	510,197

				1,992,014

Trading Companies & Distributors—0.2%
AmeriGas Finance LLC/AmeriGas Finance Corp.
6.750%	05/20/2020		700,000	771,750

Coupon Rate	Maturity Date		Face	Value

AmeriGas Partners LP/AmeriGas Finance Corp.
6.250%	08/20/2019	§	$800,000	$860,000

				1,631,750

Water Utilities—0.1%
Veolia Environnement SA (France)
5.250%	06/03/2013		910,000	924,210

Wireless Telecommunication Services—0.4%
America Movil SAB de CV (Mexico)
3.625%	03/30/2015	§	350,000	372,857
Rogers Communications, Inc. (Canada)
6.375%	03/01/2014	§	1,390,000	1,481,280
SK Telecom Co. Ltd. (Korea, Republic of)
2.125%	05/01/2018	^	980,000	987,809
Vodafone Group plc (United Kingdom)
4.150%	06/10/2014		1,090,000	1,144,022

				3,985,968

TOTAL CORPORATE OBLIGATIONS
(Cost $332,406,245)				339,688,015

MORTGAGE-BACKED SECURITIES—5.8%
Commercial Mortgage-Backed Securities—0.4%
LA Arena Funding LLC, Series 1, Class A
7.656%	12/15/2026	^	573,587	630,748
Motel 6 Trust, Series 2012-MTL6, Class A1
1.500%	10/05/2025	^	1,000,000	1,000,539
National Credit Union Administration Guaranteed Notes, Series 2010-C1, Class A1
1.600%	10/29/2020		875,567	891,357
National Credit Union Administration Guaranteed Notes, Series 2010-C1, Class A2
2.900%	10/29/2020		1,260,000	1,347,984

				3,870,628

Non-Agency Mortgage-Backed Securities—1.7%
Bank of America Mortgage Securities, Inc., Series 2002-K, Class 1A4
2.651%	10/20/2032	#	575,111	572,604
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-3, Class 2A1
5.000%	04/25/2019		136,036	140,996
Credit Suisse Mortgage Capital Certificates, Series 2011-1R, Class A1
1.210%	02/27/2047	#^	4,371,806	4,347,767
Fosse Master Issuer plc, Series 2012-1A, Class 2A2 (United Kingdom)
1.725%	10/18/2054	#^	4,040,000	4,129,665
Sequoia Mortgage Trust, Series 2012-1, Class 1A1
2.865%	01/25/2042	#	2,127,704	2,188,241
Sequoia Mortgage Trust, Series 2012-2, Class A2
3.500%	04/25/2042	#	2,318,552	2,367,018
Springleaf Mortgage Loan Trust, Series 2012-2A, Class A
2.220%	10/25/2057	#^	911,839	939,285
Springleaf Mortgage Loan Trust, Series 2012-3A, Class A
1.570%	12/25/2059	#^	1,153,478	1,159,966
Thornburg Mortgage Securities Trust, Series 2004-1, Class II2A
1.909%	03/25/2044	#	826,989	815,361

				16,660,903

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Diversifying Strategies Fund

Coupon Rate	Maturity Date		Face	Value

MORTGAGE-BACKED SECURITIES—(Continued)
U.S. Government Agency Mortgage-Backed Securities—3.7%
Federal Home Loan Mortgage Corp.
3.924%	12/01/2039	#	$315,667	$336,066
2.382%	09/01/2035	#	4,697,083	4,986,259
Federal National Mortgage Association
5.000%	01/01/2018		823,483	895,040
3.144%	07/01/2041	#	3,881,121	4,081,558
3.076%	06/01/2041	#	2,393,229	2,512,487
3.000%	10/01/2042		4,663,727	4,893,126
2.500%	09/01/2027- 11/01/2027		7,234,458	7,572,820
Federal National Mortgage Association REMICS, Series 2005-38, Class CD
5.000%	06/25/2019		222,210	225,066
Federal National Mortgage Association REMICS, Series 2012-1, Class AE
1.750%	12/25/2021		1,931,493	1,989,117
FHLMC Multifamily Structured Pass Through Certificates, Series KF01, Class A
0.562%	04/25/2019	#	1,136,017	1,145,095
Government National Mortgage Association, Series 2004-19, Class FC
0.511%	03/20/2034	#	1,023,837	1,025,738
National Credit Union Administration Guaranteed Notes, Series 2010-R1, Class 1A
0.663%	10/07/2020	#	1,369,518	1,374,654
National Credit Union Administration Guaranteed Notes, Series 2010-R1, Class 2A
1.840%	10/07/2020		347,005	352,697
National Credit Union Administration Guaranteed Notes, Series 2010-R2, Class 1A
0.583%	11/06/2017	#	2,810,299	2,816,453
National Credit Union Administration Guaranteed Notes, Series 2011-R4, Class 1A
0.588%	03/06/2020	#	1,289,527	1,289,605

				35,495,781

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $55,412,834)				56,027,312

CONVERTIBLE DEBT OBLIGATIONS—35.9%
Aerospace & Defense—0.6%
Alliant Techsystems, Inc.
3.000%	08/15/2024		3,400,000	3,608,250
L-3 Communications Holdings, Inc.
3.000%	08/01/2035		2,490,000	2,533,575

				6,141,825

Beverages—0.8%
Asahi Group Holdings Ltd. (Japan)
0.000%	05/26/2028	JPY	360,000,000	4,370,404
Molson Coors Brewing Co.
2.500%	07/30/2013		3,465,000	3,519,141

				7,889,545

Biotechnology—1.3%
Amgen, Inc., Series B
0.375%	02/01/2013		9,125,000	9,877,393

Coupon Rate	Maturity Date		Face	Value

Gilead Sciences, Inc.
1.625%	05/01/2016		$1,250,000	$2,110,163

				11,987,556

Building Products—0.1%
Griffon Corp.
4.000%	01/15/2017	^	1,150,000	1,226,188

Capital Markets—1.9%
Affiliated Managers Group, Inc.
3.950%	08/15/2038		6,210,000	6,908,625
Ares Capital Corp.
5.750%	02/01/2016		867,000	935,276
Billion Express Investments Ltd. (Virgin Islands, British)
0.750%	10/18/2015		3,600,000	3,816,900
Temasek Financial III Pte Ltd. (Singapore)
0.000%	10/24/2014		SGD 7,750,000	6,596,906

				18,257,707

Commercial Services & Supplies—0.3%
Covanta Holding Corp.
3.250%	06/01/2014		2,320,000	2,814,450

Communications Equipment—0.3%
Arris Group, Inc.
2.000%	11/15/2026		2,780,000	2,967,650

Computers & Peripherals—0.8%
EMC Corp., Series B
1.750%	12/01/2013		1,675,000	2,674,774
SanDisk Corp.
1.500%	08/15/2017		1,650,000	1,922,250
1.000%	05/15/2013		3,260,000	3,235,550

				7,832,574

Construction & Engineering—0.2%
Larsen & Toubro Ltd. (India)
3.500%	10/22/2014		1,800,000	1,918,800

Containers & Packaging—0.5%
Owens-Brockway Glass Container, Inc.
3.000%	06/01/2015	^	4,970,000	4,942,044

Diversified Consumer Services—0.2%
Stewart Enterprises, Inc.
3.125%	07/15/2014		2,165,000	2,201,534

Diversified Financial Services—0.3%
KDDI Corp. (Japan)
0.000%	12/14/2015		JPY 180,000,000	2,352,456

Diversified Telecommunication Services—0.4%
Inmarsat plc, Series ISAT (United Kingdom)
1.750%	11/16/2017		1,900,000	2,475,700
tw telecom inc.
2.375%	04/01/2026		700,000	961,188

				3,436,888

Electrical Equipment—0.4%
General Cable Corp.
0.875%	11/15/2013		4,005,000	3,987,478

Electronic Equipment, Instruments & Components—0.5%
Hon Hai Precision Industry Co. Ltd. (Taiwan)
0.000%	10/12/2013		1,800,000	1,866,600

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Diversifying Strategies Fund

Coupon Rate	Maturity Date		Face	Value

CONVERTIBLE DEBT OBLIGATIONS—(Continued)
Pegatron Corp. (Taiwan)
0.000%	02/06/2017		$2,600,000	$2,882,750

				4,749,350

Energy Equipment & Services—3.0%
Bristow Group, Inc.
3.000%	06/15/2038		2,070,000	2,209,725
Cie Generale de Geophysique—Veritas (France)
1.750%	01/01/2016	EUR	2,011,997	2,997,320
Exterran Holdings, Inc.
4.750%	01/15/2014		1,265,000	1,271,325
4.250%	06/15/2014		5,020,000	5,773,000
Hornbeck Offshore Services, Inc.
1.625%	11/15/2026		5,370,000	5,423,700
Subsea 7 SA (Luxembourg)
2.250%	10/11/2013		4,000,000	4,626,000
Technip SA (France)
0.500%	01/01/2016	EUR	2,160,600	3,512,911
0.250%	01/01/2017	EUR	2,152,416	3,307,619

				29,121,600

Food Products—0.3%
Archer-Daniels-Midland Co.
0.875%	02/15/2014		2,975,000	2,991,734

Health Care Equipment & Supplies—3.0%
Alere, Inc.
3.000%	05/15/2016		3,575,000	3,360,500
Elekta AB (Sweden)
2.750%	04/25/2017	SEK	14,600,100	2,761,674
Hologic, Inc.
2.000%	03/01/2042		4,865,000	4,849,797
Integra LifeSciences Holdings Corp.
1.625%	12/15/2016		6,475,000	6,543,797
Medtronic, Inc., Series B
1.625%	04/15/2013		5,000,000	5,021,875
NuVasive, Inc.
2.750%	07/01/2017		4,785,000	4,210,800
Qiagen Euro Finance SA MTN (Luxembourg)
3.250%	05/16/2026		1,700,000	2,033,625

				28,782,068

Health Care Providers & Services—1.2%
LifePoint Hospitals, Inc.
3.500%	05/15/2014		6,605,000	6,823,791
Omnicare, Inc.
3.250%	12/15/2035		4,850,000	4,862,125

				11,685,916

Hotels, Restaurants & Leisure—1.0%
International Game Technology
3.250%	05/01/2014		4,035,000	4,229,184
MGM Resorts International
4.250%	04/15/2015		4,410,000	4,677,356
Ryman Hospitality Properties
3.750%	10/01/2014	^	450,000	785,813

				9,692,353

Household Durables—0.6%
Jarden Corp.
1.875%	09/15/2018	^	1,700,000	1,728,687

Coupon Rate	Maturity Date		Face	Value

Lennar Corp.
2.000%	12/01/2020	^	$2,750,000	$4,002,969

				5,731,656

Household Products—0.7%
Unicharm Corp. (Japan)
0.000%	09/24/2013	JPY	230,000,000	3,069,631
0.000%	09/24/2015	JPY	250,000,000	3,441,161

				6,510,792

Industrial Conglomerates—1.1%
Danaher Corp.
0.000%	01/22/2021		865,000	1,409,950
Siemens Financieringsmaatschappij NV, Series WW (Netherlands)
1.050%	08/16/2017		8,750,000	9,029,125

				10,439,075

Internet & Catalog Retail—0.4%
priceline.com, Inc.
1.000%	03/15/2018	^	3,960,000	4,249,575

Internet Software & Services—0.2%
WebMD Health Corp.
2.500%	01/31/2018		2,240,000	1,887,200

IT Services—0.4%
AtoS (France)
2.500%	01/01/2016	EUR	1,154,250	1,882,133
Cap Gemini SA (France)
3.500%	01/01/2014	EUR	1,462,000	2,169,838

				4,051,971

Life Sciences Tools & Services—0.9%
Charles River Laboratories International, Inc.
2.250%	06/15/2013		4,455,000	4,488,412
Illumina, Inc.
0.250%	03/15/2016	^	4,490,000	4,374,944

				8,863,356

Machinery—1.0%
AGCO Corp.
1.250%	12/15/2036		600,000	761,250
Disco Corp. (Japan)
0.000%	12/16/2014	JPY	140,000,000	1,651,527
Greenbrier Cos., Inc.
3.500%	04/01/2018		1,320,000	1,205,325
Trinity Industries, Inc.
3.875%	06/01/2036		5,540,000	6,222,112

				9,840,214

Media—1.5%
Liberty Interactive LLC
3.250%	03/15/2031		1,625,000	1,543,750
3.125%	03/30/2023		1,725,000	2,512,031
Live Nation Entertainment, Inc.
2.875%	07/15/2027		3,565,000	3,547,175
Omnicom Group, Inc.
0.000%	07/01/2038		3,475,000	3,737,797
Publicis Groupe SA (France)
1.000%	01/18/2018	EUR	1,047,263	1,935,987
XM Satellite Radio, Inc.
7.000%	12/01/2014	^	400,000	688,500

				13,965,240

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Diversifying Strategies Fund

Coupon Rate	Maturity Date		Face	Value

CONVERTIBLE DEBT OBLIGATIONS—(Continued)
Metals & Mining—1.9%
AngloGold Ashanti Holdings Finance plc (Isle of Man)
3.500%	05/22/2014		$2,300,000	$2,381,650
ArcelorMittal (Luxembourg)
5.000%	05/15/2014		2,295,000	2,396,841
Goldcorp, Inc. (Canada)
2.000%	08/01/2014		4,220,000	4,676,287
Newmont Mining Corp., Series A
1.250%	07/15/2014		725,000	856,859
Newmont Mining Corp., Series B
1.625%	07/15/2017		2,300,000	2,998,625
Royal Gold, Inc.
2.875%	06/15/2019		890,000	994,019
Steel Dynamics, Inc.
5.125%	06/15/2014		3,860,000	4,219,463

				18,523,744

Oil, Gas & Consumable Fuels—1.6%
Beach Energy Ltd. (Australia)
3.950%	04/03/2017	AUD	1,700,000	1,881,879
Chesapeake Energy Corp.
2.750%	11/15/2035		1,250,000	1,201,562
2.500%	05/15/2037		5,340,000	4,832,700
Goodrich Petroleum Corp.
5.000%	10/01/2029		2,765,000	2,609,469
PetroBakken Energy Ltd. (Canada)
3.125%	02/08/2016		4,700,000	4,674,150

				15,199,760

Pharmaceuticals—1.9%
Medicines Co. (The)
1.375%	06/01/2017	^	850,000	935,000
Sawai Pharmaceutical Co. Ltd. (Japan)
0.000%	09/17/2015	JPY	210,000,000	2,660,299
Shire plc (Jersey, Channel Islands)
2.750%	05/09/2014		4,270,000	4,784,535
Teva Pharmaceutical Finance Co. LLC, Series C
0.250%	02/01/2026		7,230,000	7,419,788
UCB SA (Belgium)
4.500%	10/22/2015	EUR	1,500,000	2,521,929

				18,321,551

Real Estate Investment Trusts (REITs)—1.3%
Boston Properties LP
3.625%	02/15/2014	^	2,700,000	2,858,625
Health Care REIT, Inc.
3.000%	12/01/2029		2,190,000	2,697,806
Host Hotels & Resorts LP
3.250%	04/15/2024	^	2,435,000	2,791,119
ProLogis LP
3.250%	03/15/2015		3,685,000	4,193,991

				12,541,541

Road & Rail—0.3%
Avis Budget Group, Inc.
3.500%	10/01/2014		2,025,000	2,783,109

Semiconductors & Semiconductor Equipment—1.1%
Dialog Semiconductor plc (United Kingdom)
1.000%	04/12/2017		1,400,000	1,454,040

Coupon Rate	Maturity Date		Face	Value

Intel Corp.
2.950%	12/15/2035		$2,100,000	$2,187,937
Linear Technology Corp., Series A
3.000%	05/01/2027		2,205,000	2,306,981
Micron Technology, Inc.
1.875%	06/01/2014		4,815,000	4,796,944

				10,745,902

Software—2.0%
Electronic Arts, Inc.
0.750%	07/15/2016		3,875,000	3,591,641
Mentor Graphics Corp.
4.000%	04/01/2031		1,300,000	1,534,812
Microsoft Corp.
0.000%	06/15/2013	^	5,500,000	5,530,937
Nuance Communications, Inc.
2.750%	11/01/2031		1,675,000	1,826,797
Rovi Corp.
2.625%	02/15/2040		1,280,000	1,279,200
Symantec Corp., Series B
1.000%	06/15/2013		1,735,000	1,870,547
TIBCO Software, Inc.
2.250%	05/01/2032	^	3,630,000	3,468,919

				19,102,853

Specialty Retail—0.5%
Group 1 Automotive, Inc.
2.250%	06/15/2036		4,312,000	5,082,770

Textiles, Apparel & Luxury Goods—0.8%
Adidas AG (Germany)
0.250%	06/14/2019	EUR	2,200,000	3,308,983
Iconix Brand Group, Inc.
2.500%	06/01/2016	^	4,475,000	4,656,797

				7,965,780

Wireless Telecommunication Services—0.6%
Leap Wireless International, Inc.
4.500%	07/15/2014		4,500,000	4,314,375
SBA Communications Corp.
1.875%	05/01/2013		585,000	997,059

				5,311,434

TOTAL CONVERTIBLE DEBT OBLIGATIONS
(Cost $336,247,959)				346,097,239

U.S. TREASURY OBLIGATIONS—5.8%
U.S. Treasury Bills—3.6%
U.S. Treasury Bill
0.105%	02/14/2013		2,000,000	1,999,963
0.102%	01/17/2013		5,000,000	4,999,903
0.097%	01/10/2013		16,700,000	16,699,669
0.094%	02/28/2013		1,000,000	999,996
0.075%	03/28/2013		1,500,000	1,499,884
0.045%	01/24/2013		4,500,000	4,499,865
0.031%	03/14/2013		3,910,000	3,909,750

				34,609,030

U.S. Treasury Notes—2.2%
U.S. Treasury Note
1.250%	10/31/2015		7,665,000	7,860,818
0.250%	04/30/2014- 11/30/2014		11,300,000	11,304,028

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Diversifying Strategies Fund

Coupon Rate	Maturity Date		Face	Value

U.S. TREASURY OBLIGATIONS—(Continued)
0.125%	09/30/2013	‡‡	$2,550,000	$2,549,701

				21,714,547

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $56,304,662)				56,323,577

GOVERNMENT RELATED OBLIGATIONS—3.6%
U.S. Government Agencies—0.8%
Federal National Mortgage Association
0.500%	09/28/2015		3,650,000	3,664,005
National Credit Union Administration Guaranteed Notes, Series A1
0.232%	06/12/2013	#	1,510,000	1,509,925
National Credit Union Administration Guaranteed Notes, Series A2
1.400%	06/12/2015		2,050,000	2,097,088

				7,271,018

Non-U.S. Government Agencies—0.7%
Caisse d’Amortissement de la Dette Sociale (France)
2.125%	04/12/2017	^	1,610,000	1,674,501
Export-Import Bank of Korea (Korea, Republic of)
1.250%	11/20/2015		900,000	903,746
IPIC Ltd. MTN (Cayman Islands)
3.125%	11/15/2015	^	600,000	624,900
Korea National Oil Corp. (Korea, Republic of)
2.875%	11/09/2015	^	1,330,000	1,391,457
Petrobras International Finance Co. (Cayman Islands)
2.875%	02/06/2015	§	470,000	483,440
Petroleos Mexicanos (Mexico)
4.875%	03/15/2015	§	1,400,000	1,515,500

				6,593,544

Sovereign Debt—1.0%
Canadian Government International Bond (Canada)
2.000%	12/01/2014	CAD	500,000	510,767
Korea Finance Corp. (Korea, Republic of)
3.250%	09/20/2016		1,890,000	1,992,852
Mexican Bonos (Mexico)
6.000%	06/18/2015	MXN	30,649,000	2,441,537
Mexico Government International Bond (Mexico)
5.875%	02/17/2014		1,300,000	1,368,250
Norway Government International Bond (Norway)
5.000%	05/15/2015	NOK	2,500,000	486,801
Panama Government International Bond (Panama)
7.250%	03/15/2015	§	1,150,000	1,292,600
Qatar Government International Bond (Qatar)
3.125%	01/20/2017	^	900,000	952,650
South Africa Government International Bond (South Africa)
6.500%	06/02/2014	§	1,000,000	1,080,000

				10,125,457

U.S. Municipal Bonds—0.9%
Citizens Property Insurance Corp. Revenue Bonds, Series 2007-A (Florida)
5.000%	03/01/2013		290,000	292,148
Citizens Property Insurance Corp. Revenue Bonds, Series 2012 (Florida)
2.500%	06/01/2013		1,500,000	1,512,900

Coupon Rate	Maturity Date		Face	Value

Michigan Finance Authority, Series B-1 (Michigan)
2.000%	08/20/2013		$220,000	$222,339
New York Liberty Development Corp. (New York)
0.250%	12/01/2049		530,000	530,000
South Carolina State Public Service Authority Revenue Bonds, Series 2011-A (South Carolina)
0.914%	06/02/2014	#	1,500,000	1,503,090
State of California, Series A-2 (California)
2.500%	06/20/2013		1,270,000	1,283,157
State of Louisiana General Obligation Bonds, Series 2011-B (Louisiana)
0.949%	07/15/2014	#	1,695,000	1,700,119
University of California Revenue Bonds (California)
1.988%	05/15/2050	#	1,000,000	1,005,120
0.794%	07/01/2041	#	1,000,000	1,001,620

				9,050,493

Non-U.S. Regional Authority Bonds—0.2%
Province of Ontario (Canada)
2.950%	02/05/2015		1,530,000	1,608,922

TOTAL GOVERNMENT RELATED OBLIGATIONS
(Cost $33,959,273)				34,649,434

ASSET-BACKED SECURITIES—5.0%
Automobiles—1.5%
AmeriCredit Automobile Receivables Trust Series 2012-1, Class A2
0.910%	10/08/2015		1,903,421	1,908,338
CarMax Auto Owner Trust Series 2012-1, Class A2
0.590%	03/16/2015		2,834,335	2,837,720
Enterprise Fleet Financing LLC Series 2012-1, Class A2
1.140%	11/20/2017	^	3,200,000	3,217,722
First Investors Auto Owner Trust Series 2011-1, Class C
3.400%	03/15/2016	^	1,400,000	1,412,541
Honda Auto Receivables Owner Trust Series 2012-1, Class A2
0.570%	08/15/2014		1,103,941	1,105,072
Hyundai Auto Receivables Trust Series 2012-A, Class A3
0.720%	03/15/2016		2,670,000	2,679,692
Hyundai Capital Auto Funding Ltd. (Cayman Islands) Series 2010-8A, Class A
1.209%	09/20/2016	#^	994,587	996,676

				14,157,761

Credit Card—2.6%
American Express Centurion Bank
0.760%	11/13/2015	#§	890,000	889,373
Capital One Multi-Asset Execution Trust Series 2008-A3, Class A3
5.050%	02/15/2016		3,050,000	3,092,270
Cards II Trust Series 2012-4A, Class A
0.659%	09/15/2017	#^	1,000,000	1,005,113
Chase Issuance Trust Series 2011-A2, Class A2
0.299%	05/15/2015	#	2,500,000	2,500,656
Chester Asset Receivables Dealings plc (United Kingdom) Series 2004-1, Class A
0.713%	04/15/2016	# GBP	1,040,000	1,688,244

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Diversifying Strategies Fund

Coupon Rate	Maturity Date		Face	Value

ASSET-BACKED SECURITIES—(Continued)
Citibank Credit Card Issuance Trust Series 2003-A7, Class A7
4.150%	07/07/2017		$2,700,000	$2,943,687
Discover Card Master Trust Series 2012-A1, Class A1
0.810%	08/15/2017		3,000,000	3,023,431
GE Capital Credit Card Master Note Trust Series 2012-1, Class A
1.030%	01/15/2018		2,200,000	2,223,318
Golden Credit Card Trust (Canada)
0.659%	07/17/2017	#^	1,900,000	1,909,356
Gracechurch Card Funding plc (United Kingdom) Series 2012-1A, Class A1
0.909%	02/15/2017	#^	3,950,000	3,975,304
Gracechurch Card Funding plc (United Kingdom) Series 2012-1A, Class A2
0.910%	02/15/2017	#^ EUR	1,200,000	1,600,522

				24,851,274

Home Equity—0.3%
Argent Securities, Inc. Series 2006-W3, Class A2B
0.330%	04/25/2036	#	71,071	25,078
Bear Stearns Asset Backed Securities Trust Series 2006-HE7, Class 1A1
0.260%	09/25/2036	#	257,624	255,757
Countrywide Asset-Backed Certificates Series 2005-12, Class 2A3
5.069%	02/25/2036	#	496,584	503,724
Option One Mortgage Loan Trust Series 2005-4, Class A3
0.470%	11/25/2035	#	625,075	614,830
Saxon Asset Securities Trust Series 2005-4, Class A2C
0.460%	11/25/2037	#	284,775	282,644
Structured Asset Investment Loan Trust Series 2003-BC1, Class A2
0.890%	01/25/2033	#	1,743,327	1,657,516

				3,339,549

Other—0.3%
CenterPoint Energy Transition Bond Co. LLC Series 2012-1, Class A1
0.901%	04/15/2018		2,376,996	2,397,069
Countrywide Asset-Backed Certificates Series 2006-23, Class 2A2
0.320%	05/25/2037	#	459,641	457,500
JPMorgan Mortgage Acquisition Corp.
0.290%	03/25/2037	#	227,925	227,277

				3,081,846

Student Loan—0.3%
National Credit Union Administration Guaranteed Notes Series 2010-A1, Class A
0.563%	12/07/2020	#	2,509,748	2,517,277

TOTAL ASSET-BACKED SECURITIES
(Cost $47,797,870)				47,947,707

			Contracts	Value

PURCHASED OPTIONS—0.1%
Put—Swiss Market Index, Expires 03/15/2013, Strike CHF 6,846.1125			1,010	$229,421
Call—U.S. 10 Year Treasury Note, Expires 02/22/2013, Strike $115.00			29	515,656

TOTAL PURCHASED OPTIONS
(Cost $680,770)				745,077

Coupon Rate	Maturity Date		Face	Value
CERTIFICATES OF DEPOSIT—0.2%
Commercial Banks—0.2%
Nordea Bank Finland plc
0.792%	02/07/2013		$900,000	900,617
Svenska Handelsbanken AB
0.860%	09/25/2013		910,000	913,165

TOTAL CERTIFICATES OF DEPOSIT
(Cost $1,813,614)				1,813,782

COMMERCIAL PAPER—0.3%
Commercial Banks—0.2%
Abu Dhabi Commercial Bank PJSC (United Arab Emirates)
0.271%	03/11/2013		JPY 120,000,000	1,383,210
Royal Bank of Scotland Group plc (United Kingdom)
0.611%	05/02/2013	^	800,000	798,744

				2,181,954

Wireless Telecommunication Services—0.1%
Vodafone Group plc (United Kingdom)
0.876%	07/24/2013	^	825,000	821,890

TOTAL COMMERCIAL PAPER
(Cost $3,151,949)				3,003,844

			Shares	Value
MONEY MARKET FUNDS—3.6%
Institutional Money Market Fund—3.6%
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.18%		¥
(Cost $34,740,466)			34,740,466	34,740,466

TOTAL INVESTMENTS—99.6%
(Cost $938,054,593)				961,293,344
Other assets less liabilities—0.4%				3,480,398

NET ASSETS—100.0%				$964,773,742

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Notes to the Schedule of Investments:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	European Monetary Unit
GBP	British Pound Sterling
JPY	Japanese Yen
MTN	Medium Term Note
MXN	Mexican Peso
NOK	Norwegian Krone
REIT	Real Estate Investment Trust
SEK	Swedish Krona
SGD	Singapore Dollar
*	Non-income producing.
^	Securities are not registered under the Securities Act of 1933. These securities may be resold only in transactions exempt from registration, generally to qualified institutional buyers under Securities Act Rule 144A. Such securities are considered illiquid unless deemed liquid by a subadviser under the liquidity procedures adopted by the Board of Directors. The total market value of 144A securities was $157,309,820, which represents 16.3% of Net Assets. The illiquid 144A securities represented 0.0% of Net Assets, and 0.0% of total 144A securities held.
#	Rate is subject to change. Rate shown reflects current rate.
§	Security has been segregated to cover economic leverage under certain contracts which may include, but are not limited to, futures, swaps, forwards, options and TBA’s, a security that is subject to delayed delivery.
‡‡	Security or a portion of the security has been pledged as collateral for futures contracts and/or options contracts.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS

December 31, 2012

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—21.2%
Aerospace & Defense—0.2%
Boeing Co. (The)
6.125%	02/15/2033		$100,000	$134,205
4.875%	02/15/2020	†	200,000	241,334
L-3 Communications Corp.
4.950%	02/15/2021		300,000	339,065
Lockheed Martin Corp.
4.070%	12/15/2042	^	285,000	281,292
Northrop Grumman Corp.
3.500%	03/15/2021		300,000	320,479
United Technologies Corp.
6.700%	08/01/2028		150,000	204,009
4.875%	05/01/2015		500,000	549,382
4.500%	06/01/2042		200,000	223,176
3.100%	06/01/2022		200,000	212,231
1.800%	06/01/2017		300,000	309,135

				2,814,308

Airlines—0.0%
American Airlines, Inc., Series 2011-1 A
5.250%	07/31/2022		284,182	298,747
Continental Airlines, Inc., Series 2010-1 A, Class A
4.750%	01/12/2021		286,303	311,354

				610,101

Auto Components—0.0%
Johnson Controls, Inc.
5.500%	01/15/2016		250,000	282,398
4.250%	03/01/2021		300,000	328,984

				611,382

Automobiles—0.0%
Ford Motor Co.
7.450%	07/16/2031		200,000	255,000

Beverages—0.6%
Anheuser-Busch InBev Worldwide, Inc.
8.200%	01/15/2039		300,000	494,393
7.750%	01/15/2019		500,000	668,652
6.875%	11/15/2019		300,000	394,494
5.375%	01/15/2020		500,000	609,431
3.750%	07/15/2042		200,000	201,821
1.500%	07/14/2014		200,000	202,965
0.800%	07/15/2015		200,000	200,649
Beam, Inc.
5.375%	01/15/2016		90,000	100,614
Bottling Group LLC
5.500%	04/01/2016		500,000	571,799
Coca-Cola Co. (The)
5.350%	11/15/2017		500,000	599,344
4.875%	03/15/2019		300,000	358,332
3.150%	11/15/2020		200,000	218,017
0.750%	03/13/2015		300,000	302,449
Coca-Cola Enterprises, Inc.
4.500%	09/01/2021		300,000	342,167
Diageo Finance BV (Netherlands)
5.300%	10/28/2015		750,000	842,418
PepsiCo, Inc.
3.750%	03/01/2014		500,000	519,108
3.000%	08/25/2021		500,000	530,474

				7,157,127

Coupon Rate	Maturity Date		Face	Value

Biotechnology—0.2%
Amgen, Inc.
6.900%	06/01/2038		$267,000	$359,489
6.150%	06/01/2018		500,000	608,169
5.850%	06/01/2017		250,000	296,352
5.150%	11/15/2041		300,000	338,932
3.875%	11/15/2021		300,000	330,064
Genentech, Inc.
5.250%	07/15/2035		100,000	120,981
Gilead Sciences, Inc.
4.400%	12/01/2021		300,000	342,614

				2,396,601

Capital Markets—1.4%
Bank of New York Mellon Corp. (The)
3.550%	09/23/2021		300,000	327,479
Bank of New York Mellon Corp. (The) MTN
2.300%	07/28/2016		100,000	104,615
Bank of New York Mellon Corp. (The), Series 1
2.950%	06/18/2015	†	500,000	527,673
Bear Stearns Cos. LLC (The)
7.250%	02/01/2018		250,000	313,604
6.400%	10/02/2017		400,000	480,902
4.650%	07/02/2018		400,000	453,340
BlackRock, Inc.
4.250%	05/24/2021		500,000	565,007
Credit Suisse USA, Inc.
5.125%	01/15/2014		500,000	522,405
5.125%	08/15/2015		500,000	555,248
Goldman Sachs Group, Inc. (The)
7.500%	02/15/2019		300,000	377,956
6.250%	09/01/2017		500,000	590,417
6.250%	02/01/2041		500,000	615,701
6.150%	04/01/2018		500,000	588,055
6.125%	02/15/2033		600,000	704,459
5.750%	01/24/2022		300,000	355,306
5.375%	03/15/2020		300,000	344,330
5.250%	07/27/2021		300,000	342,593
5.150%	01/15/2014		500,000	521,586
5.125%	01/15/2015		500,000	537,404
5.000%	10/01/2014		553,000	589,298
3.625%	02/07/2016		500,000	529,650
1.600%	11/23/2015		300,000	302,321
Jefferies Group, Inc.
6.250%	01/15/2036		230,000	239,200
5.125%	04/13/2018		300,000	316,500
Mellon Funding Corp.
5.200%	05/15/2014		400,000	425,480
Merrill Lynch & Co., Inc.
6.875%	11/15/2018		250,000	306,406
Merrill Lynch & Co., Inc. MTN
6.875%	04/25/2018		500,000	603,414
Morgan Stanley
7.250%	04/01/2032		100,000	126,166
6.000%	05/13/2014		500,000	529,660
5.750%	01/25/2021		600,000	686,345
4.750%	03/22/2017		300,000	327,603
2.875%	01/24/2014		300,000	305,121
Morgan Stanley MTN
5.450%	01/09/2017		500,000	553,794
Morgan Stanley, Series F MTN
6.625%	04/01/2018		500,000	589,953
6.000%	04/28/2015		1,000,000	1,089,803
5.950%	12/28/2017		500,000	566,820

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date	Face	Value

CORPORATE OBLIGATIONS—(Continued)
Nomura Holdings, Inc. (Japan)
6.700%	03/04/2020	$300,000	$350,625
Northern Trust Corp.
3.375%	08/23/2021	500,000	541,029

			17,807,268

Chemicals—0.4%
Agrium, Inc. (Canada)
6.125%	01/15/2041	400,000	482,674
Airgas, Inc.
2.950%	06/15/2016	200,000	211,160
Dow Chemical Co. (The)
8.550%	05/15/2019	629,000	850,300
5.250%	11/15/2041	300,000	335,885
4.125%	11/15/2021	150,000	164,629
E.I. du Pont de Nemours & Co.
4.900%	01/15/2041	200,000	238,165
4.250%	04/01/2021	300,000	344,887
2.750%	04/01/2016	300,000	316,904
1.750%	03/25/2014	300,000	305,118
Ecolab, Inc.
5.500%	12/08/2041	300,000	359,316
Monsanto Co.
5.500%	08/15/2025	200,000	251,686
PPG Industries, Inc.
3.600%	11/15/2020	400,000	432,098
Praxair, Inc.
3.250%	09/15/2015	500,000	534,095
2.200%	08/15/2022	400,000	392,451

			5,219,368

Commercial Banks—1.6%
Abbey National Treasury Services plc (United Kingdom)
2.875%	04/25/2014	300,000	306,367
American Express Centurion Bank
0.875%	11/13/2015	400,000	399,988
Bank of Nova Scotia (Canada)
2.050%	10/07/2015	400,000	413,670
Barclays Bank plc (United Kingdom)
3.900%	04/07/2015	700,000	742,737
2.750%	02/23/2015	300,000	310,912
2.375%	01/13/2014	500,000	508,570
BB&T Corp.
5.250%	11/01/2019	500,000	578,963
BB&T Corp. MTN
1.600%	08/15/2017	400,000	405,245
BBVA US Senior SAU (Spain)
4.664%	10/09/2015	400,000	410,392
BNP Paribas SA (France)
3.250%	03/11/2015	500,000	522,117
BNP Paribas SA, Bank Note (France)
5.000%	01/15/2021	400,000	450,011
Capital One Financial Corp.
6.150%	09/01/2016	200,000	228,994
2.125%	07/15/2014	200,000	203,673
Commonwealth Bank of Australia (Australia)
1.250%	09/18/2015	300,000	303,480
Credit Suisse (Switzerland)
5.500%	05/01/2014	500,000	532,169
5.400%	01/14/2020	200,000	225,211
Discover Bank
7.000%	04/15/2020	200,000	248,706

Coupon Rate	Maturity Date	Face	Value

HSBC Bank USA NA
4.875%	08/24/2020	$400,000	$446,494
HSBC Holdings plc (United Kingdom)
6.100%	01/14/2042	500,000	667,876
4.000%	03/30/2022	500,000	548,499
HSBC USA, Inc.
2.375%	02/13/2015	400,000	411,663
KeyBank NA, Bank Note
5.800%	07/01/2014	400,000	428,620
KeyCorp MTN
5.100%	03/24/2021	500,000	583,502
LBBW (Germany)
7.625%	02/01/2023	200,000	260,156
National Australia Bank Ltd. (Australia)
1.600%	08/07/2015	500,000	507,833
National City Corp.
6.875%	05/15/2019	500,000	624,622
PNC Funding Corp.
2.700%	09/19/2016	200,000	211,488
Royal Bank of Canada MTN (Canada)
2.875%	04/19/2016	300,000	317,767
Royal Bank of Scotland plc (The) (United Kingdom)
6.125%	01/11/2021	300,000	363,044
4.875%	03/16/2015	100,000	107,465
4.375%	03/16/2016	500,000	541,412
Sumitomo Mitsui Banking Corp. (Japan)
3.200%	07/18/2022	200,000	205,456
1.350%	07/18/2015	300,000	303,567
SunTrust Banks, Inc.
3.600%	04/15/2016	500,000	534,489
Toronto-Dominion Bank (The) (Canada)
1.375%	07/14/2014	300,000	304,062
U.S. Bank NA, Bank Note
4.800%	04/15/2015	250,000	271,235
UBS AG (Switzerland)
7.000%	10/15/2015	100,000	109,516
5.875%	07/15/2016	700,000	781,650
UBS AG MTN (Switzerland)
7.375%	06/15/2017	100,000	116,325
US Bancorp
4.200%	05/15/2014	400,000	420,097
US Bancorp MTN
2.950%	07/15/2022	200,000	202,460
1.650%	05/15/2017	500,000	509,977
Wachovia Bank NA, Bank Note
6.600%	01/15/2038	300,000	413,238
Wells Fargo & Co.
5.000%	11/15/2014	750,000	804,958
3.676%	06/15/2016	400,000	432,794
Wells Fargo & Co. MTN
4.600%	04/01/2021	500,000	576,123
2.100%	05/08/2017	300,000	310,484
Wells Fargo Bank NA
5.950%	08/26/2036	100,000	126,612
Westpac Banking Corp. (Australia)
3.000%	08/04/2015	400,000	422,732

			19,657,421

Commercial Services & Supplies—0.1%
Republic Services, Inc.
5.700%	05/15/2041	200,000	240,084
5.500%	09/15/2019	300,000	355,781
Waste Management, Inc.
7.000%	07/15/2028	50,000	67,937
6.375%	03/11/2015	400,000	447,579

			1,111,381

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
Communications Equipment—0.3%
Cisco Systems, Inc.
5.500%	02/22/2016		$500,000	$571,946
4.950%	02/15/2019		500,000	592,706
1.625%	03/14/2014		400,000	406,106
Corning, Inc.
4.750%	03/15/2042		400,000	422,933
Harris Corp.
6.150%	12/15/2040		250,000	297,327
Juniper Networks, Inc.
3.100%	03/15/2016		400,000	414,941
Motorola Solutions, Inc.
7.500%	05/15/2025		340,000	429,556

				3,135,515

Computers & Peripherals—0.1%
Dell, Inc.
5.400%	09/10/2040	†	300,000	306,550
Hewlett-Packard Co.
4.650%	12/09/2021	†	300,000	301,713
3.300%	12/09/2016		300,000	305,647
2.125%	09/13/2015		500,000	499,981

				1,413,891

Construction Materials—0.0%
CRH America, Inc.
6.000%	09/30/2016		250,000	281,144

Consumer Finance—0.7%
American Express Co.
4.050%	12/03/2042	^	472,000	476,174
American Express Credit Corp. MTN
2.800%	09/19/2016		400,000	423,592
2.750%	09/15/2015		400,000	419,627
Capital One Bank USA NA
8.800%	07/15/2019		500,000	677,939
Caterpillar Financial Services Corp. MTN
2.850%	06/01/2022		300,000	307,459
2.750%	06/24/2015		200,000	209,609
1.625%	06/01/2017		300,000	305,968
Caterpillar Financial Services Corp., Series F MTN
2.650%	04/01/2016		400,000	420,346
Ford Motor Credit Co. LLC
8.700%	10/01/2014		200,000	224,997
5.875%	08/02/2021		500,000	583,272
5.000%	05/15/2018		200,000	221,187
4.250%	02/03/2017		200,000	214,460
4.250%	09/20/2022		200,000	211,899
3.984%	06/15/2016		300,000	318,805
3.000%	06/12/2017		300,000	308,547
2.750%	05/15/2015		500,000	510,577
HSBC Finance Capital Trust IX
5.911%	11/30/2035	#	500,000	501,250
John Deere Capital Corp.
1.200%	10/10/2017	†	300,000	300,817
John Deere Capital Corp. MTN
3.900%	07/12/2021	†	300,000	335,216
2.250%	06/07/2016		200,000	209,425
SLM Corp. MTN
3.875%	09/10/2015		200,000	205,723

Coupon Rate	Maturity Date		Face	Value

SLM Corp., Series A MTN
8.450%	06/15/2018		$400,000	$470,000
Toyota Motor Credit Corp.
1.250%	10/05/2017	†	400,000	403,310
0.875%	07/17/2015		300,000	301,424
Toyota Motor Credit Corp. MTN
4.500%	06/17/2020		300,000	346,290

				8,907,913

Diversified Financial Services—1.9%
Bank of America Corp.
7.750%	08/15/2015		250,000	283,538
5.875%	01/05/2021		400,000	479,698
5.875%	02/07/2042		300,000	375,725
5.625%	07/01/2020		500,000	593,741
4.500%	04/01/2015		700,000	746,549
3.875%	03/22/2017	†	700,000	759,907
1.500%	10/09/2015		400,000	402,317
Bank of America Corp. MTN
5.000%	05/13/2021		300,000	343,090
3.625%	03/17/2016		500,000	530,201
Bank of America Corp., Series L MTN
7.375%	05/15/2014		200,000	216,641
5.650%	05/01/2018		500,000	582,402
Citigroup, Inc.
8.500%	05/22/2019		300,000	403,916
8.125%	07/15/2039		500,000	751,085
6.625%	06/15/2032		150,000	173,757
6.375%	08/12/2014		500,000	540,534
6.125%	11/21/2017		750,000	893,580
6.010%	01/15/2015		179,000	195,691
6.000%	08/15/2017		600,000	707,614
5.850%	12/11/2034		36,000	42,346
4.500%	01/14/2022		500,000	558,899
3.953%	06/15/2016		200,000	215,447
2.650%	03/02/2015		400,000	412,123
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands)
3.875%	02/08/2022		400,000	431,279
3.375%	01/19/2017		300,000	322,592
2.125%	10/13/2015		200,000	206,560
Deutsche Bank AG (Germany)
6.000%	09/01/2017		650,000	780,184
Deutsche Bank Financial LLC MTN
5.375%	03/02/2015		250,000	265,173
General Electric Capital Corp.
5.500%	01/08/2020		500,000	592,735
4.625%	01/07/2021		300,000	340,866
2.950%	05/09/2016		400,000	421,684
2.100%	01/07/2014		400,000	406,667
General Electric Capital Corp. MTN
5.875%	01/14/2038		700,000	847,368
5.400%	02/15/2017		650,000	748,267
General Electric Capital Corp., Series A MTN
6.875%	01/10/2039		300,000	409,219
6.750%	03/15/2032		750,000	976,933
5.625%	09/15/2017		300,000	354,289
3.750%	11/14/2014		500,000	527,468
JPMorgan Chase & Co.
6.400%	05/15/2038		300,000	403,579
6.300%	04/23/2019		500,000	617,708
5.600%	07/15/2041		200,000	248,659
5.125%	09/15/2014		500,000	531,990
4.750%	03/01/2015		500,000	539,690
4.625%	05/10/2021		300,000	342,652

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
4.500%	01/24/2022		$400,000	$453,349
3.450%	03/01/2016		500,000	531,405
JPMorgan Chase & Co. MTN
2.050%	01/24/2014		300,000	304,774
1.875%	03/20/2015		500,000	509,265
JPMorgan Chase Bank NA, Bank Note
6.000%	10/01/2017		500,000	592,544
National Rural Utilities Cooperative Finance Corp.
10.375%	11/01/2018		281,000	415,872
3.050%	03/01/2016		250,000	265,576
Western Union Co. (The)
5.253%	04/01/2020		502,000	540,503

				24,137,651

Diversified Telecommunication Services—1.1%
AT&T, Inc.
6.550%	02/15/2039		200,000	263,756
6.300%	01/15/2038		250,000	321,681
6.150%	09/15/2034		500,000	617,552
5.800%	02/15/2019		250,000	307,164
5.625%	06/15/2016		450,000	516,914
5.550%	08/15/2041	†	300,000	361,438
5.350%	09/01/2040		307,000	358,893
4.350%	06/15/2045	^	758,000	764,719
1.600%	02/15/2017		400,000	405,099
BellSouth Capital Funding Corp.
7.875%	02/15/2030		22,000	29,067
BellSouth Corp.
6.875%	10/15/2031		19,000	23,709
5.200%	09/15/2014		500,000	537,279
British Telecommunications plc (United Kingdom)
9.625%	12/15/2030		250,000	398,210
Cellco Partnership/Verizon Wireless Capital LLC
8.500%	11/15/2018		250,000	344,346
5.550%	02/01/2014		300,000	315,006
CenturyLink, Inc.
5.800%	03/15/2022		400,000	423,606
Deutsche Telekom International Finance BV (Netherlands)
8.750%	06/15/2030		300,000	450,657
Embarq Corp.
7.082%	06/01/2016		250,000	293,122
France Telecom SA (France)
8.500%	03/01/2031		500,000	750,475
Qwest Capital Funding, Inc.
6.875%	07/15/2028		200,000	204,330
Qwest Corp.
6.500%	06/01/2017		250,000	292,185
Telecom Italia Capital SA (Luxembourg)
6.999%	06/04/2018	†	300,000	344,400
6.000%	09/30/2034		250,000	245,625
Telefonica Emisiones SAU (Spain)
5.134%	04/27/2020		600,000	632,250
3.729%	04/27/2015		200,000	205,980
Telefonica Europe BV (Netherlands)
8.250%	09/15/2030		350,000	416,063
Verizon Communications, Inc.
6.400%	02/15/2038		500,000	679,350
6.350%	04/01/2019		500,000	632,735
6.000%	04/01/2041		300,000	393,060
5.850%	09/15/2035		250,000	315,123
3.000%	04/01/2016	†	400,000	426,253

Coupon Rate	Maturity Date		Face	Value

2.450%	11/01/2022		$300,000	$300,753
1.950%	03/28/2014		400,000	407,357
0.700%	11/02/2015		400,000	400,380
Verizon Global Funding Corp.
7.750%	12/01/2030		130,000	190,863

				13,569,400

Electric Utilities—1.6%
Alabama Power Co., Series Q
5.500%	10/15/2017		150,000	179,577
Ameren Illinois Co.
2.700%	09/01/2022		400,000	400,973
Arizona Public Service Co.
4.500%	04/01/2042		300,000	320,373
Commonwealth Edison Co.
5.900%	03/15/2036		300,000	388,369
5.800%	03/15/2018		100,000	121,202
1.625%	01/15/2014		400,000	404,412
Consolidated Edison Co. of New York, Inc., Series 06-C
5.500%	09/15/2016		500,000	580,708
Constellation Energy Group, Inc.
5.150%	12/01/2020		400,000	458,003
Consumers Energy Co., Series P
5.500%	08/15/2016		150,000	173,389
Dominion Resources, Inc.
1.800%	03/15/2014		200,000	202,681
Dominion Resources, Inc., Series A
5.600%	11/15/2016		300,000	347,983
Dominion Resources, Inc., Series C
4.900%	08/01/2041	†	300,000	337,498
Duke Energy Carolinas LLC
6.450%	10/15/2032		330,000	426,508
4.300%	06/15/2020		100,000	114,202
4.000%	09/30/2042		200,000	202,466
Duke Energy Corp.
2.150%	11/15/2016		200,000	206,995
Duke Energy Indiana, Inc.
3.750%	07/15/2020		300,000	332,755
Entergy Corp.
4.700%	01/15/2017		500,000	542,130
Exelon Corp.
4.900%	06/15/2015		350,000	381,207
FirstEnergy Corp., Series C
7.375%	11/15/2031		150,000	194,282
FirstEnergy Solutions Corp.
6.050%	08/15/2021		250,000	286,619
Florida Power & Light Co.
5.625%	04/01/2034		50,000	62,804
5.125%	06/01/2041		200,000	241,886
4.950%	06/01/2035		100,000	117,259
Florida Power Corp.
6.400%	06/15/2038		350,000	473,104
0.650%	11/15/2015		300,000	299,779
Georgia Power Co., Series 07-A
5.650%	03/01/2037		200,000	249,046
Great Plains Energy, Inc.
4.850%	06/01/2021		400,000	441,462
Indiana Michigan Power Co.
7.000%	03/15/2019		250,000	316,348
Jersey Central Power & Light
5.625%	05/01/2016		500,000	567,725
Kentucky Utilities Co.
5.125%	11/01/2040		500,000	608,354

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date	Face	Value

CORPORATE OBLIGATIONS—(Continued)
MidAmerican Energy Co. MTN
5.800%	10/15/2036	$500,000	$635,557
MidAmerican Energy Holdings Co.
6.125%	04/01/2036	200,000	253,327
MidAmerican Energy Holdings Co., Series D
5.000%	02/15/2014	150,000	157,116
Mississippi Power Co., Series 2012-A
4.250%	03/15/2042	300,000	307,656
NextEra Energy Capital Holdings, Inc.
6.000%	03/01/2019	250,000	295,422
4.500%	06/01/2021	200,000	222,607
1.200%	06/01/2015	500,000	503,856
Nisource Finance Corp.
5.450%	09/15/2020	500,000	588,492
5.250%	02/15/2043	300,000	318,775
Northern States Power Co.
5.250%	03/01/2018	500,000	599,072
Ohio Power Co., Series K
6.000%	06/01/2016	500,000	576,506
Pacific Gas & Electric Co.
6.050%	03/01/2034	500,000	646,308
4.450%	04/15/2042	300,000	321,584
Peco Energy Co.
2.375%	09/15/2022	200,000	202,147
Potomac Electric Power Co.
7.900%	12/15/2038	200,000	325,266
Progress Energy, Inc.
7.050%	03/15/2019	400,000	503,359
4.400%	01/15/2021	300,000	334,978
PSEG Power LLC
8.625%	04/15/2031	300,000	438,639
2.750%	09/15/2016	200,000	208,294
Public Service Electric & Gas Co. MTN
3.650%	09/01/2042	200,000	197,527
Puget Sound Energy, Inc.
4.434%	11/15/2041	300,000	330,414
South Carolina Electric & Gas Co.
5.300%	05/15/2033	150,000	174,708
Southern California Edison Co.
6.650%	04/01/2029	500,000	660,759
4.050%	03/15/2042	300,000	313,202
Southern Power Co., Series D
4.875%	07/15/2015	350,000	383,602
Union Electric Co.
6.400%	06/15/2017	250,000	305,668
Virginia Electric and Power Co.
5.400%	04/30/2018	250,000	302,408
Wisconsin Electric Power
5.625%	05/15/2033	150,000	187,365
Xcel Energy, Inc.
4.800%	09/15/2041	200,000	225,344

			20,500,057

Electrical Equipment—0.1%
Emerson Electric Co.
5.000%	12/15/2014	150,000	162,726
5.000%	04/15/2019	500,000	599,209

			761,935

Coupon Rate	Maturity Date		Face	Value

Electronic Equipment, Instruments & Components—0.1%
Agilent Technologies, Inc.
5.000%	07/15/2020		$100,000	$114,841
Jabil Circuit, Inc.
4.700%	09/15/2022		200,000	211,250
Thermo Fisher Scientific, Inc.
2.050%	02/21/2014		300,000	304,303

				630,394

Energy Equipment & Services—0.3%
Halliburton Co.
7.450%	09/15/2039		400,000	611,023
Noble Holding International Ltd. (Cayman Islands)
6.200%	08/01/2040		200,000	237,416
3.450%	08/01/2015		200,000	210,886
2.500%	03/15/2017		300,000	309,919
Pride International, Inc.
6.875%	08/15/2020		200,000	253,332
Rowan Cos., Inc.
4.875%	06/01/2022		250,000	272,022
Transocean, Inc. (Cayman Islands)
6.800%	03/15/2038		500,000	614,115
Weatherford International Ltd. (Bermuda)
9.625%	03/01/2019		400,000	522,492
6.750%	09/15/2040		300,000	341,334
4.500%	04/15/2022		300,000	318,970

				3,691,509

Food & Staples Retailing—0.2%
CVS Caremark Corp.
4.875%	09/15/2014		230,000	247,190
4.125%	05/15/2021		200,000	225,990
Kroger Co. (The)
7.500%	04/01/2031		200,000	260,244
5.400%	07/15/2040		200,000	222,522
4.950%	01/15/2015		300,000	323,627
Safeway, Inc.
6.250%	03/15/2014		300,000	316,595
Walgreen Co.
4.400%	09/15/2042		200,000	204,376
1.000%	03/13/2015		300,000	300,415

				2,100,959

Food Products—0.4%
Archer-Daniels Midland Co.
5.450%	03/15/2018		500,000	599,233
Bunge Ltd. Finance Corp.
5.350%	04/15/2014		500,000	526,298
ConAgra Foods, Inc.
5.875%	04/15/2014		500,000	532,153
3.250%	09/15/2022		200,000	201,304
2.100%	03/15/2018		200,000	200,577
General Mills, Inc.
5.400%	06/15/2040		300,000	369,647
3.150%	12/15/2021		200,000	209,456
Hillshire Brands Co.
2.750%	09/15/2015		300,000	309,270
Kellogg Co.
4.000%	12/15/2020		300,000	334,757
Kraft Foods Group, Inc.
6.875%	01/26/2039	^	380,000	513,405
6.500%	02/09/2040	^	200,000	263,826
5.375%	02/10/2020	^	209,000	251,328

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
Mondelez International, Inc.
5.375%	02/10/2020		$291,000	$351,845
4.125%	02/09/2016		100,000	109,030
Unilever Capital Corp.
4.250%	02/10/2021		300,000	346,874

				5,119,003

Gas Utilities—0.1%
Southern California Gas Co.
5.125%	11/15/2040		400,000	497,047
Southern Union Co.
7.600%	02/01/2024		200,000	255,205

				752,252

Health Care Equipment & Supplies—0.3%
Baxter International, Inc.
5.900%	09/01/2016		400,000	472,007
2.400%	08/15/2022		300,000	297,420
Becton Dickinson and Co.
5.000%	11/12/2040		300,000	363,344
Boston Scientific Corp.
7.375%	01/15/2040		200,000	273,759
6.250%	11/15/2015		200,000	225,495
6.000%	01/15/2020		200,000	233,632
CareFusion Corp.
6.375%	08/01/2019		250,000	298,522
Covidien International Finance SA (Luxembourg)
6.000%	10/15/2017		250,000	303,137
Medtronic, Inc.
4.450%	03/15/2020		300,000	349,029
3.000%	03/15/2015		380,000	399,507

				3,215,852

Health Care Providers & Services—0.4%
Aetna, Inc.
6.625%	06/15/2036		250,000	337,634
4.125%	11/15/2042		200,000	199,171
1.500%	11/15/2017		200,000	200,635
Cigna Corp.
5.125%	06/15/2020		300,000	342,897
Express Scripts Holding Co.
6.250%	06/15/2014		300,000	323,177
6.125%	11/15/2041	^	200,000	256,113
4.750%	11/15/2021	^	200,000	227,382
Quest Diagnostics, Inc.
6.950%	07/01/2037		300,000	387,215
4.700%	04/01/2021		300,000	336,504
UnitedHealth Group, Inc.
6.000%	02/15/2018		500,000	609,280
5.950%	02/15/2041		200,000	252,416
5.375%	03/15/2016		200,000	227,208
WellPoint, Inc.
5.250%	01/15/2016		500,000	557,588
4.650%	01/15/2043		200,000	209,281
3.300%	01/15/2023		300,000	308,458

				4,774,959

Coupon Rate	Maturity Date		Face	Value

Hotels, Restaurants & Leisure—0.1%
McDonald’s Corp., Series I MTN
5.350%	03/01/2018		$500,000	$603,785
Wyndham Worldwide Corp.
7.375%	03/01/2020		300,000	361,634
Yum! Brands, Inc.
6.875%	11/15/2037		200,000	274,029

				1,239,448

Household Durables—0.1%
Clorox Co. (The)
3.800%	11/15/2021		400,000	436,425
Kimberly-Clark Corp.
6.125%	08/01/2017		500,000	613,848
Whirlpool Corp. MTN
4.850%	06/15/2021		200,000	214,739

				1,265,012

Household Products—0.1%
Procter & Gamble Co. (The)
5.800%	08/15/2034		250,000	332,164
4.700%	02/15/2019		500,000	591,533

				923,697

Industrial Conglomerates—0.0%
3M Co. MTN
5.700%	03/15/2037		100,000	136,328
GE Capital Trust I
6.375%	11/15/2067	#	130,000	137,312

				273,640

Insurance—0.9%
ACE INA Holdings, Inc.
5.875%	06/15/2014		300,000	322,285
AEGON Funding Co. LLC
5.750%	12/15/2020		290,000	337,318
Allstate Corp. (The)
5.350%	06/01/2033		500,000	593,617
American International Group, Inc.
6.400%	12/15/2020		400,000	497,120
6.250%	03/15/2037		300,000	321,750
3.800%	03/22/2017		500,000	541,697
3.000%	03/20/2015	†	400,000	416,430
American International Group, Inc., Series G MTN
5.850%	01/16/2018	†	500,000	592,414
Assurant, Inc.
5.625%	02/15/2014		500,000	521,811
AXA SA (France)
8.600%	12/15/2030		250,000	314,133
Berkshire Hathaway Finance Corp.
4.250%	01/15/2021		300,000	344,795
Chubb Corp. (The)
6.375%	03/29/2067	#	200,000	219,000
CNA Financial Corp.
5.850%	12/15/2014		430,000	467,061
5.750%	08/15/2021		300,000	352,484
Fidelity National Financial, Inc.
6.600%	05/15/2017		300,000	338,494
Genworth Financial, Inc.
7.700%	06/15/2020		200,000	221,435
Hartford Financial Services Group, Inc.
6.100%	10/01/2041		150,000	178,922
4.000%	10/15/2017		300,000	328,079

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
Jefferson-Pilot Corp.
4.750%	01/30/2014		$300,000	$311,027
Lincoln National Corp.
6.150%	04/07/2036		250,000	293,108
Marsh & McLennan Cos., Inc.
5.750%	09/15/2015		46,000	51,601
MetLife, Inc.
6.750%	06/01/2016		600,000	711,161
5.700%	06/15/2035		250,000	306,277
2.375%	02/06/2014		300,000	305,699
Progressive Corp. (The)
6.625%	03/01/2029		150,000	193,407
Prudential Financial, Inc.
6.625%	06/21/2040		100,000	126,084
5.375%	06/21/2020		300,000	351,258
Prudential Financial, Inc. MTN
5.800%	11/16/2041		200,000	234,589
Prudential Financial, Inc., Series D MTN
5.700%	12/14/2036		250,000	285,737
4.750%	09/17/2015		300,000	329,055
Validus Holdings Ltd. (Bermuda)
8.875%	01/26/2040		200,000	269,777

				10,677,625

Internet & Catalog Retail—0.2%
Amazon.com, Inc.
2.500%	11/29/2022		200,000	197,554
1.200%	11/29/2017		200,000	199,137
0.650%	11/27/2015	†	400,000	400,045
eBay, Inc.
4.000%	07/15/2042		100,000	97,809
2.600%	07/15/2022		100,000	101,232
1.350%	07/15/2017		100,000	101,276
0.700%	07/15/2015		200,000	200,874
Expedia, Inc.
7.456%	08/15/2018		500,000	596,637

				1,894,564

Internet Software & Services—0.1%
Google, Inc.
3.625%	05/19/2021		300,000	334,460
2.125%	05/19/2016		300,000	313,517
1.250%	05/19/2014		300,000	303,807

				951,784

IT Services—0.2%
Computer Sciences Corp.
4.450%	09/15/2022		200,000	209,281
2.500%	09/15/2015		300,000	306,096
International Business Machines Corp.
7.000%	10/30/2025		300,000	434,113
5.700%	09/14/2017		500,000	604,466
0.875%	10/31/2014		500,000	504,442

				2,058,398

Machinery—0.4%
Caterpillar, Inc.
3.803%	08/15/2042		685,000	685,462
Deere & Co.
6.950%	04/25/2014		250,000	271,023

Coupon Rate	Maturity Date		Face	Value

Dover Corp.
5.375%	03/01/2041		$300,000	$381,923
Eaton Corp.
4.150%	11/02/2042	^	100,000	101,564
2.750%	11/02/2022	^	100,000	99,905
1.500%	11/02/2017	^	100,000	100,321
0.950%	11/02/2015	^	100,000	100,374
General Electric Co.
5.250%	12/06/2017		500,000	590,227
4.125%	10/09/2042		300,000	309,929
2.700%	10/09/2022		300,000	306,447
0.850%	10/09/2015		300,000	301,263
Honeywell International, Inc.
5.700%	03/15/2036		300,000	392,370
3.875%	02/15/2014		300,000	311,513
Parker Hannifin Corp. MTN
3.500%	09/15/2022		100,000	108,825
Precision Castparts Corp.
2.500%	01/15/2023		200,000	201,717
0.700%	12/20/2015		300,000	300,474
Roper Industries, Inc.
1.850%	11/15/2017		200,000	200,082

				4,763,419

Media—1.1%
CBS Corp.
7.875%	07/30/2030		250,000	346,114
5.750%	04/15/2020		200,000	239,918
4.850%	07/01/2042		250,000	261,225
1.950%	07/01/2017	†	300,000	305,965
Comcast Corp.
6.450%	03/15/2037		500,000	643,782
6.300%	11/15/2017		700,000	859,660
5.650%	06/15/2035		200,000	235,458
COX Communications, Inc.
5.500%	10/01/2015		75,000	84,274
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
6.375%	03/01/2041		500,000	580,646
5.200%	03/15/2020		200,000	227,308
3.800%	03/15/2022		300,000	310,097
3.550%	03/15/2015		200,000	210,503
3.500%	03/01/2016		400,000	424,080
Discovery Communications LLC
5.625%	08/15/2019		400,000	478,450
Historic TW, Inc.
9.150%	02/01/2023		300,000	443,826
NBCUniversal Media LLC
5.950%	04/01/2041		250,000	307,661
4.375%	04/01/2021		250,000	281,327
News America, Inc.
8.000%	10/17/2016		150,000	184,958
7.750%	12/01/2045		200,000	283,720
6.150%	02/15/2041		300,000	381,396
5.650%	08/15/2020		500,000	607,790
Omnicom Group, Inc.
5.900%	04/15/2016		500,000	570,369
Thomson Reuters Corp. (Canada)
6.500%	07/15/2018		300,000	375,360
Time Warner Cable, Inc.
6.750%	06/15/2039		200,000	254,552
5.850%	05/01/2017		400,000	472,989

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
Time Warner Entertainment Co. LP
8.375%	03/15/2023		$250,000	$354,006
8.375%	07/15/2033		250,000	365,927
Time Warner, Inc.
5.875%	11/15/2016		700,000	820,346
5.375%	10/15/2041		250,000	280,337
Viacom, Inc.
6.875%	04/30/2036		300,000	407,634
4.500%	03/01/2021		200,000	225,407
4.375%	03/15/2043	^	200,000	197,558
2.500%	12/15/2016		300,000	313,096
Walt Disney Co. (The) MTN
3.700%	12/01/2042		200,000	201,115
2.350%	12/01/2022		200,000	202,282
1.100%	12/01/2017		250,000	250,824
0.450%	12/01/2015		350,000	348,527
Walt Disney Co. (The), Series B MTN
7.000%	03/01/2032		210,000	302,711

				13,641,198

Metals & Mining—0.6%
Alcoa, Inc.
5.550%	02/01/2017	†	290,000	314,224
5.400%	04/15/2021	†	300,000	312,765
Barrick Gold Corp. (Canada)
2.900%	05/30/2016		200,000	210,011
Barrick PD Australia Finance Pty Ltd. (Australia)
5.950%	10/15/2039		400,000	463,625
BHP Billiton Finance USA Ltd. (Australia)
6.500%	04/01/2019		500,000	638,498
4.125%	02/24/2042		400,000	426,511
1.625%	02/24/2017		400,000	409,444
1.125%	11/21/2014		300,000	303,759
Freeport-McMoRan Copper & Gold, Inc.
3.550%	03/01/2022	†	400,000	397,480
Newmont Mining Corp.
6.250%	10/01/2039		200,000	241,722
3.500%	03/15/2022		400,000	413,337
Rio Tinto Alcan, Inc. (Canada)
6.125%	12/15/2033		150,000	189,990
Rio Tinto Finance USA Ltd. (Australia)
8.950%	05/01/2014		500,000	553,038
Rio Tinto Finance USA plc (Australia)
2.000%	03/22/2017		500,000	512,339
Rio Tinto Finance USA plc (United Kingdom)
4.750%	03/22/2042		300,000	333,069
Southern Copper Corp.
7.500%	07/27/2035		250,000	323,447
Teck Resources Ltd. (Canada)
5.200%	03/01/2042		300,000	307,783
3.000%	03/01/2019		300,000	309,707
Vale Overseas Ltd. (Cayman Islands)
6.875%	11/21/2036		100,000	124,458
6.250%	01/23/2017		500,000	577,796
4.625%	09/15/2020		500,000	542,750

				7,905,753

Coupon Rate	Maturity Date		Face	Value

Multiline Retail—0.4%
Kohl’s Corp.
4.000%	11/01/2021	†	$300,000	$317,854
Macy’s Retail Holdings, Inc.
6.900%	04/01/2029		100,000	120,965
6.650%	07/15/2024		100,000	124,280
5.900%	12/01/2016		100,000	117,606
5.750%	07/15/2014	†	300,000	321,839
4.300%	02/15/2043	†	200,000	195,410
Nordstrom, Inc.
4.000%	10/15/2021		100,000	111,698
Target Corp.
7.000%	07/15/2031		150,000	209,744
6.000%	01/15/2018		500,000	615,479
4.000%	07/01/2042		200,000	206,373
Wal-Mart Stores, Inc.
7.550%	02/15/2030		250,000	368,827
5.250%	09/01/2035		750,000	914,326
4.875%	07/08/2040		300,000	355,945
4.250%	04/15/2021		300,000	349,019
3.625%	07/08/2020		300,000	334,053
1.625%	04/15/2014		300,000	305,064

				4,968,482

Multi-Utilities—0.0%
Sempra Energy
6.150%	06/15/2018		250,000	307,071
2.000%	03/15/2014		250,000	253,858

				560,929

Office Electronics—0.1%
Pitney Bowes, Inc.
5.000%	03/15/2015		500,000	525,743
Xerox Corp.
6.350%	05/15/2018	†	500,000	577,317
4.500%	05/15/2021		200,000	212,139
4.250%	02/15/2015		300,000	315,667

				1,630,866

Oil, Gas & Consumable Fuels—2.0%
Alberta Energy Co. Ltd. (Canada)
7.375%	11/01/2031		400,000	520,850
Anadarko Petroleum Corp.
8.700%	03/15/2019		500,000	675,588
Apache Corp.
5.250%	02/01/2042		500,000	581,238
Apache Finance Canada Corp. (Canada)
7.750%	12/15/2029		150,000	214,357
Boardwalk Pipelines LP
3.375%	02/01/2023		200,000	196,847
BP Capital Markets plc (United Kingdom)
4.500%	10/01/2020		300,000	346,312
3.245%	05/06/2022		200,000	211,127
3.200%	03/11/2016		400,000	427,014
1.846%	05/05/2017		200,000	204,668
Canadian Natural Resources Ltd. (Canada)
5.850%	02/01/2035		500,000	616,378
3.450%	11/15/2021		200,000	213,855
Cenovus Energy, Inc. (Canada)
5.700%	10/15/2019		200,000	242,881
CenterPoint Energy Resources Corp.
4.500%	01/15/2021		434,000	494,411
ConocoPhillips Canada Funding Co. I (Canada)
5.950%	10/15/2036		500,000	644,231
5.625%	10/15/2016		500,000	586,838

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
ConocoPhillips Holding Co.
6.950%	04/15/2029		$500,000	$698,976
Devon Energy Corp.
5.600%	07/15/2041		100,000	119,238
2.400%	07/15/2016		300,000	310,986
1.875%	05/15/2017		300,000	306,142
El Paso Pipeline Partners Operating Co. LLC
4.700%	11/01/2042		200,000	197,090
Enbridge Energy Partners LP
9.875%	03/01/2019		300,000	406,713
Encana Corp. (Canada)
5.150%	11/15/2041		300,000	323,733
3.900%	11/15/2021		300,000	326,457
Energy Transfer Partners LP
6.500%	02/01/2042		400,000	491,497
5.950%	02/01/2015		500,000	548,197
5.200%	02/01/2022	†	300,000	342,830
Enterprise Products Operating LLC
5.950%	02/01/2041		200,000	242,353
4.450%	02/15/2043		200,000	203,337
3.700%	06/01/2015		100,000	106,327
3.200%	02/01/2016		200,000	211,483
Enterprise Products Operating LLC, Series D
6.875%	03/01/2033		150,000	188,805
Enterprise Products Operating LLC, Series G
5.600%	10/15/2014		150,000	162,453
EOG Resources, Inc.
4.100%	02/01/2021		300,000	342,661
Hess Corp.
7.300%	08/15/2031		250,000	337,642
Kinder Morgan Energy Partners LP
6.550%	09/15/2040		300,000	377,297
6.500%	02/01/2037		300,000	367,455
5.950%	02/15/2018		300,000	359,599
Magellan Midstream Partners LP
4.200%	12/01/2042		200,000	193,399
Marathon Oil Corp.
5.900%	03/15/2018		455,000	550,945
Nexen, Inc. (Canada)
6.400%	05/15/2037		500,000	648,628
ONEOK Partners LP
6.150%	10/01/2016		160,000	186,409
Petro-Canada (Canada)
5.950%	05/15/2035		100,000	123,566
Petroleos Mexicanos (Mexico)
5.500%	06/27/2044	^	400,000	441,000
Phillips 66
4.300%	04/01/2022	^	400,000	447,831
1.950%	03/05/2015	^	500,000	510,439
Pioneer Natural Resources Co.
3.950%	07/15/2022		200,000	209,983
Plains All American Pipeline LP/PAA Finance Corp.
4.300%	01/31/2043		200,000	201,015
3.950%	09/15/2015		300,000	323,464
2.850%	01/31/2023		400,000	397,171
Shell International Finance BV (Netherlands)
5.200%	03/22/2017		500,000	586,037
3.625%	08/21/2042		300,000	298,693
3.100%	06/28/2015		500,000	529,999
2.375%	08/21/2022		500,000	503,418

Coupon Rate	Maturity Date		Face	Value

Southern Natural Gas Co./Southern Natural Issuing Corp.
4.400%	06/15/2021		$200,000	$222,819
Statoil ASA (Norway)
5.100%	08/17/2040		300,000	362,897
3.150%	01/23/2022		500,000	529,476
Suncor Energy, Inc. (Canada)
7.150%	02/01/2032		500,000	672,410
Talisman Energy, Inc. (Canada)
6.250%	02/01/2038		300,000	360,596
Tennessee Gas Pipeline Co. LLC
7.000%	10/15/2028		350,000	480,012
Texas Eastern Transmission LP
7.000%	07/15/2032		150,000	206,360
Total Capital International SA (France)
2.875%	02/17/2022	†	400,000	418,367
Total Capital SA (France)
4.450%	06/24/2020		300,000	348,061
3.000%	06/24/2015		300,000	317,065
TransCanada PipeLines Ltd. (Canada)
5.850%	03/15/2036		500,000	633,472
Valero Energy Corp.
6.125%	06/15/2017		250,000	298,152
Williams Cos., Inc.
7.875%	09/01/2021		230,000	296,810
Williams Partners LP
6.300%	04/15/2040		100,000	122,691
5.250%	03/15/2020		100,000	115,371
3.800%	02/15/2015		100,000	105,793

				24,790,215

Paper & Forest Products—0.1%
International Paper Co.
7.500%	08/15/2021	†	500,000	655,436
MeadWestvaco Corp.
7.375%	09/01/2019		300,000	376,819

				1,032,255

Pharmaceuticals—0.8%
AbbVie, Inc.
4.400%	11/06/2042	^	300,000	320,296
2.900%	11/06/2022	^	300,000	306,167
2.000%	11/06/2018	^	300,000	304,295
1.750%	11/06/2017	^	300,000	303,614
1.200%	11/06/2015	^	300,000	302,215
AstraZeneca plc (United Kingdom)
5.900%	09/15/2017		250,000	304,076
4.000%	09/18/2042		300,000	304,759
Bristol-Myers Squibb Co.
5.875%	11/15/2036		155,000	200,859
5.450%	05/01/2018		250,000	302,359
3.250%	08/01/2042		200,000	183,930
Eli Lilly & Co.
6.770%	01/01/2036		250,000	354,964
GlaxoSmithKline Capital plc (United Kingdom)
2.850%	05/08/2022		300,000	312,235
0.750%	05/08/2015		300,000	301,640
GlaxoSmithKline Capital, Inc.
4.375%	04/15/2014		500,000	524,909
Johnson & Johnson
4.950%	05/15/2033		200,000	243,656
4.850%	05/15/2041		200,000	248,346
3.550%	05/15/2021		200,000	225,396
2.150%	05/15/2016		200,000	209,148

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
Merck & Co., Inc.
6.550%	09/15/2037		$200,000	$287,645
6.500%	12/01/2033		250,000	359,186
4.750%	03/01/2015		350,000	381,725
3.600%	09/15/2042		200,000	198,224
2.400%	09/15/2022		200,000	200,496
1.100%	01/31/2018		200,000	200,089
Novartis Capital Corp.
2.900%	04/24/2015		200,000	210,369
Novartis Securities Investment Ltd. (Bermuda)
5.125%	02/10/2019		500,000	598,387
Pfizer, Inc.
5.350%	03/15/2015		500,000	550,943
Pharmacia Corp.
6.500%	12/01/2018		350,000	449,294
Sanofi (France)
2.625%	03/29/2016		400,000	421,337
Teva Pharmaceutical Finance Co. LLC
6.150%	02/01/2036		250,000	328,320
Wyeth LLC
6.500%	02/01/2034		250,000	342,862
5.500%	02/01/2014		250,000	263,625

				10,045,366

Real Estate Investment Trusts (REITs)—0.5%
American Tower Corp.
4.500%	01/15/2018		500,000	548,728
Boston Properties LP
4.125%	05/15/2021		300,000	327,213
Camden Property Trust
5.000%	06/15/2015		200,000	217,678
DDR Corp.
4.625%	07/15/2022	†	200,000	218,685
Duke Realty LP
7.375%	02/15/2015		150,000	167,367
3.875%	10/15/2022		200,000	204,057
ERP Operating LP
5.375%	08/01/2016		500,000	569,660
HCP, Inc.
2.700%	02/01/2014		300,000	305,465
HCP, Inc. MTN
6.700%	01/30/2018		250,000	301,854
Health Care REIT, Inc.
6.125%	04/15/2020		300,000	351,888
Hospitality Properties Trust
5.000%	08/15/2022		300,000	317,986
ProLogis LP
7.375%	10/30/2019		350,000	434,541
Realty Income Corp.
5.875%	03/15/2035		200,000	230,676
Simon Property Group LP
4.750%	03/15/2042		400,000	430,250
4.375%	03/01/2021		400,000	450,610
2.800%	01/30/2017		500,000	528,073
Ventas Realty LP/Ventas Capital Corp.
4.250%	03/01/2022		400,000	424,967

				6,029,698

Coupon Rate	Maturity Date		Face	Value

Road & Rail—0.3%
Burlington Northern Santa Fe LLC
5.650%	05/01/2017		$500,000	$589,129
3.450%	09/15/2021		200,000	215,641
Canadian National Railway Co. (Canada)
2.250%	11/15/2022		300,000	299,707
CSX Corp.
7.375%	02/01/2019	†	300,000	381,962
6.000%	10/01/2036		334,000	415,119
Norfolk Southern Corp.
5.900%	06/15/2019		300,000	366,182
3.250%	12/01/2021		200,000	209,692
Ryder System, Inc. MTN
3.150%	03/02/2015		300,000	310,003
Union Pacific Corp.
6.625%	02/01/2029		250,000	338,778
5.780%	07/15/2040		300,000	382,184

				3,508,397

Semiconductors & Semiconductor Equipment—0.1%
Intel Corp.
4.800%	10/01/2041		300,000	331,519
4.250%	12/15/2042		200,000	201,383
3.300%	10/01/2021		300,000	318,715
1.350%	12/15/2017		400,000	400,362

				1,251,979

Software—0.2%
Fiserv, Inc.
3.500%	10/01/2022		200,000	204,037
Microsoft Corp.
4.500%	10/01/2040		300,000	334,752
1.625%	09/25/2015		400,000	411,889
Oracle Corp.
5.750%	04/15/2018		500,000	609,213
5.375%	07/15/2040		500,000	625,870
5.250%	01/15/2016		500,000	566,208

				2,751,969

Specialty Retail—0.2%
Gap, Inc. (The)
5.950%	04/12/2021		200,000	229,188
Home Depot, Inc. (The)
5.875%	12/16/2036	†	550,000	725,399
5.400%	03/01/2016		400,000	457,304
Lowe’s Cos., Inc.
5.800%	04/15/2040		300,000	383,322
5.400%	10/15/2016		400,000	465,322
Staples, Inc.
9.750%	01/15/2014		300,000	326,241

				2,586,776

Tobacco—0.3%
Altria Group, Inc.
9.950%	11/10/2038		300,000	495,772
9.250%	08/06/2019		800,000	1,114,380
Lorillard Tobacco Co.
6.875%	05/01/2020	†	300,000	366,206
Philip Morris International, Inc.
5.650%	05/16/2018		500,000	606,913
4.375%	11/15/2041		200,000	215,311
2.900%	11/15/2021		200,000	208,412
1.125%	08/21/2017		300,000	299,378

				3,306,372

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
Trading Companies & Distributors—0.0%
GATX Corp.
4.750%	06/15/2022		$300,000	$315,120

Transportation Infrastructure—0.1%
FedEx Corp.
3.875%	08/01/2042		200,000	196,397
2.625%	08/01/2022		200,000	199,392
United Parcel Service, Inc.
6.200%	01/15/2038		300,000	403,831
2.450%	10/01/2022		400,000	400,994

				1,200,614

Water Utilities—0.0%
American Water Capital Corp.
6.085%	10/15/2017		300,000	358,944

Wireless Telecommunication Services—0.2%
America Movil SAB de CV (Mexico)
6.125%	03/30/2040		300,000	397,693
5.000%	03/30/2020		400,000	467,389
Rogers Communications, Inc. (Canada)
6.800%	08/15/2018		500,000	633,245
Vodafone Group plc (United Kingdom)
7.875%	02/15/2030		250,000	363,328
6.150%	02/27/2037		200,000	265,468
5.625%	02/27/2017		500,000	587,281
5.375%	01/30/2015		250,000	273,619

				2,988,023

TOTAL CORPORATE OBLIGATIONS
(Cost $232,403,241)				263,552,934

MORTGAGE-BACKED SECURITIES—31.5%
Commercial Mortgage-Backed Securities—1.8%
Banc of America Commercial Mortgage Trust, Series 2006-3, Class A4
5.889%	07/10/2044	#	500,000	573,338
Banc of America Commercial Mortgage Trust, Series 2007-2, Class A2
5.634%	04/10/2049	#	234,130	239,626
Banc of America Commercial Mortgage Trust, Series 2007-5, Class A4
5.492%	02/10/2051		2,000,000	2,348,200
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-1, Class A4
5.077%	11/10/2042	#	500,000	510,294
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-6, Class A4
5.190%	09/10/2047	#	800,000	892,951
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-6, Class AM
5.190%	09/10/2047	#	1,000,000	1,107,957
Bear Stearns Commercial Mortgage Securities, Series 2005-T20, Class A4A
5.149%	10/12/2042	#	921,000	1,023,758
Bear Stearns Commercial Mortgage Securities, Series 2006-T24, Class A4
5.537%	10/12/2041		1,000,000	1,154,594
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005- CD1, Class A4
5.219%	07/15/2044	#	900,000	1,000,656

Coupon Rate	Maturity Date			Face	Value

Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007- CD4, Class A4
5.322%	12/11/2049			$1,000,000	$1,151,356
Commercial Mortgage Pass Through Certificates, Series 2004- LB4A, Class A5
4.840%	10/15/2037			200,000	209,219
GMAC Commercial Mortgage Securities, Inc., Series 2006-C1, Class AM
5.290%	11/10/2045		#	750,000	810,143
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4
5.736%	12/10/2049		†	1,000,000	1,184,790
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4
5.444%	03/10/2039		†	1,000,000	1,155,815
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6
5.396%	08/10/2038		#	600,000	634,629
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4
5.553%	04/10/2038		#	800,000	902,532
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4
5.560%	11/10/2039			1,200,000	1,387,621
GS Mortgage Securities Corp. II, Series 2012-GCJ7, Class A4
3.377%	05/10/2045			1,000,000	1,088,918
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP2, Class A4
4.738%	07/15/2042			935,000	1,018,631
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB20, Class A4
5.794%	02/12/2051		#†	500,000	597,541
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-3, Class A4
5.414%	07/12/2046		#	750,000	864,519
Wachovia Bank Commercial Mortgage Trust, Series 2004-C11, Class A5
5.215%	01/15/2041		#	500,000	526,384
Wachovia Bank Commercial Mortgage Trust, Series 2004-C12, Class A4
5.307%	07/15/2041		#	750,000	790,466
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class AM
5.795%	07/15/2045		#	1,000,000	1,116,136

					22,290,074

U.S. Government Agency Mortgage-Backed Securities—29.7%
Federal Home Loan Mortgage Corp.
7.500%	06/01/2027	-
	10/01/2029			238,848	287,551
7.000%	02/01/2016	-
	09/01/2036			486,410	563,788
6.500%	07/01/2014	-
	01/01/2039			2,173,579	2,473,883
6.103%	01/01/2037		#	188,012	204,091
6.000%	11/01/2016	-
	10/01/2038			6,044,116	6,621,083
5.679%	01/01/2037		#	79,312	85,342
5.620%	02/01/2037		#	260,545	281,527
5.500%	02/01/2018	-
	08/01/2039			8,972,619	9,740,917
5.000%	08/01/2017	-
	04/01/2041			14,208,906	15,373,435

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date			Face	Value

MORTGAGE-BACKED SECURITIES—(Continued)
4.500%	08/01/2018	-
	08/01/2041			$18,522,982	$19,987,419
4.000%	05/01/2019	-
	03/01/2042			15,245,514	16,372,846
3.500%	10/01/2025	-
	08/01/2042			12,635,782	13,410,755
3.443%	06/01/2041		#	185,774	196,390
3.000%	03/01/2027	-
	02/01/2032			4,566,853	4,816,481
2.664%	01/01/2042		#	366,046	384,291
2.500%	08/01/2027	-
	12/01/2027			2,066,299	2,161,004
Federal Home Loan Mortgage Corp. TBA
6.000%	01/15/2042			500,000	543,516
5.500%	01/15/2042			900,000	971,438
4.500%	01/15/2042			200,000	214,656
4.000%	01/15/2042			500,000	533,906
3.500%	02/15/2028	-
	02/15/2043			1,100,000	1,192,547
3.000%	02/15/2028	-
	02/15/2043			4,900,000	5,123,266
2.500%	02/15/2028			1,300,000	1,355,047
Federal National Mortgage Association
7.500%	06/01/2030	-
	07/01/2031			23,533	26,987
7.000%	03/01/2030	-
	04/01/2038			1,189,711	1,409,891
6.500%	02/01/2017	-
	10/01/2039			2,678,896	3,080,988
6.000%	04/01/2014	-
	11/01/2039			8,967,430	9,871,740
5.670%	01/01/2037		#	916,378	984,225
5.500%	01/01/2018	-
	05/01/2040			15,725,403	17,213,866
5.000%	03/01/2018	-
	05/01/2041			16,722,940	18,232,289
4.500%	03/01/2018	-
	11/01/2041			26,917,627	29,185,790
4.000%	08/01/2018	-
	03/01/2042			28,145,002	30,237,701
3.589%	08/01/2040		#	238,037	251,905
3.581%	05/01/2041		#	307,690	325,173
3.500%	10/01/2025	-
	09/01/2042			19,905,552	21,248,318
3.476%	02/01/2041		#	159,254	168,763
3.244%	07/01/2040		#	506,714	534,212
3.168%	06/01/2040		#	232,479	244,033
3.000%	07/01/2027	-
	04/01/2042			3,158,818	3,332,214
2.939%	05/01/2035		#	214,687	229,121
2.921%	02/01/2037		#	93,829	99,632
2.886%	10/01/2035		#	622,033	665,257
2.847%	01/01/2042		#	770,117	809,052
2.791%	05/01/2035		#	559,696	594,115
2.624%	03/01/2037		#	1,865,554	1,988,721
2.500%	08/01/2027	-
	12/01/2027			900,000	942,094
Federal National Mortgage Association TBA
5.000%	01/25/2042			1,900,000	2,040,141
4.500%	01/25/2042			700,000	756,356
4.000%	01/25/2042			1,200,000	1,286,625

Coupon Rate	Maturity Date			Face	Value

3.500%	01/25/2042	-
	02/25/2042			$6,500,000	$6,930,769
3.000%	01/25/2027	-
	02/25/2043			13,100,000	13,756,688
2.500%	01/25/2027	-
	02/25/2043			4,800,000	5,011,789
Government National Mortgage Association
7.500%	12/15/2029	-
	05/15/2032			327,067	400,371
7.000%	09/15/2037			48,225	55,651
6.500%	03/15/2026	-
	01/15/2039			1,315,840	1,537,664
6.000%	02/15/2033	-
	12/15/2039			3,510,105	3,931,238
5.500%	01/15/2024	-
	07/20/2040			5,853,226	6,470,738
5.000%	05/15/2033	-
	10/20/2041			13,337,902	14,691,262
4.500%	04/20/2026	-
	11/20/2041			19,646,992	21,661,248
4.000%	08/15/2024	-
	03/20/2042			14,899,436	16,358,169
3.500%	12/15/2025	-
	08/20/2042			10,451,393	11,362,168
3.500%	12/20/2040		#	364,290	389,777
3.000%	04/15/2027	-
	09/20/2027			960,815	1,027,546
3.000%	02/20/2041	-
	11/20/2041		#	1,281,240	1,364,688
2.500%	11/20/2040	-
	12/20/2040		#	843,420	885,108
Government National Mortgage Association TBA
4.500%	01/15/2042			1,500,000	1,642,735
4.000%	01/15/2042			1,000,000	1,089,219
3.500%	01/15/2042	-
	02/15/2043			6,500,000	7,062,117
3.000%	01/15/2042	-
	02/15/2043			4,200,000	4,463,016

					368,746,349

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $373,585,702)					391,036,423

U.S. TREASURY OBLIGATIONS—36.2%
U.S. Treasury Bonds—6.1%
U.S. Treasury Bond
11.250%	02/15/2015			1,300,000	1,600,828
9.875%	11/15/2015			2,470,000	3,139,410
9.125%	05/15/2018			1,060,000	1,525,903
8.750%	05/15/2017	-
	08/15/2020			910,000	1,359,951
8.500%	02/15/2020			991,000	1,491,920
8.125%	08/15/2019	-
	08/15/2021			2,130,000	3,142,909
8.000%	11/15/2021			920,000	1,420,753
7.625%	11/15/2022		†	340,000	526,309
7.625%	02/15/2025			390,000	628,936
7.500%	11/15/2016	-
	11/15/2024			895,000	1,165,302
7.250%	05/15/2016	-
	08/15/2022			1,890,000	2,401,109
6.875%	08/15/2025			300,000	462,094

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date		Face	Value

U.S. TREASURY OBLIGATIONS—(Continued)
6.750%	08/15/2026		$700,000	$1,081,609
6.625%	02/15/2027		300,000	461,531
6.500%	11/15/2026		800,000	1,215,000
6.375%	08/15/2027		300,000	454,594
6.250%	08/15/2023	-
	05/15/2030		2,160,000	3,148,987
6.125%	11/15/2027	-
	08/15/2029		2,180,000	3,250,878
6.000%	02/15/2026		965,000	1,396,536
5.500%	08/15/2028		1,000,000	1,413,438
5.375%	02/15/2031		250,000	356,914
5.250%	11/15/2028		1,500,000	2,072,579
5.000%	05/15/2037		710,000	1,001,877
4.750%	02/15/2037	-
	02/15/2041		2,620,000	3,605,216
4.625%	02/15/2040		2,300,000	3,107,875
4.500%	02/15/2036	-
	08/15/2039		1,640,000	2,166,988
4.375%	11/15/2039	-
	05/15/2041		6,870,000	8,944,562
4.250%	05/15/2039	-
	11/15/2040		3,740,000	4,774,741
3.875%	08/15/2040		1,730,000	2,079,514
3.750%	08/15/2041		2,340,000	2,750,597
3.500%	02/15/2039		1,800,000	2,035,125
3.125%	11/15/2041	-
	02/15/2042		5,680,000	5,943,110
3.000%	05/15/2042		1,581,000	1,610,890
2.750%	08/15/2042	-
	11/15/2042		3,723,000	3,592,322

				75,330,307

U.S. Treasury Notes—30.1%
U.S. Treasury Note
5.125%	05/15/2016		1,500,000	1,734,609
4.875%	08/15/2016		1,600,000	1,852,250
4.750%	05/15/2014	-
	08/15/2017		2,760,000	3,062,599
4.625%	11/15/2016	-
	02/15/2017		2,080,000	2,412,000
4.500%	11/15/2015	-
	02/15/2016		2,160,000	2,427,707
4.250%	08/15/2014	-
	11/15/2017		6,655,000	7,312,524
4.125%	05/15/2015		1,070,000	1,166,383
4.000%	02/15/2014	-
	08/15/2018		5,090,000	5,455,759
3.750%	11/15/2018		1,400,000	1,630,454
3.625%	08/15/2019	-
	02/15/2021		11,150,000	13,041,111
3.500%	02/15/2018	-
	05/15/2020		5,305,000	6,099,689
3.375%	11/15/2019		2,725,000	3,133,537
3.250%	05/31/2016	-
	03/31/2017		8,740,000	9,647,871
3.125%	10/31/2016	-
	05/15/2021		16,790,000	18,851,057
3.000%	08/31/2016	-
	02/28/2017		5,900,000	6,464,288
2.875%	03/31/2018		310,000	343,712

Coupon Rate	Maturity Date		Face	Value

2.750%	11/30/2016	-
	02/28/2018		$5,620,000	$6,148,166
2.625%	06/30/2014	-
	11/15/2020		19,615,000	20,923,797
2.500%	03/31/2015	-
	06/30/2017		5,780,000	6,121,731
2.375%	08/31/2014	-
	05/31/2018		17,255,000	18,178,310
2.250%	05/31/2014	-
	07/31/2018		10,880,000	11,467,984
2.125%	11/30/2014	-
	08/15/2021		11,610,000	12,158,292
2.000%	01/31/2016	-
	02/15/2022		14,260,000	14,851,762
1.875%	02/28/2014	-
	10/31/2017		13,445,000	14,009,922
1.750%	01/31/2014	-
	05/15/2022		10,130,000	10,381,658
1.625%	08/15/2022	-
	11/15/2022		8,914,000	8,841,584
1.500%	06/30/2016	-
	03/31/2019		7,800,000	8,074,345
1.375%	11/30/2015	-
	02/28/2019		5,800,000	5,956,719
1.250%	02/15/2014	-
	10/31/2019		21,620,000	21,991,627
1.125%	05/31/2019		2,200,000	2,214,267
1.000%	01/15/2014	-
	09/30/2019		19,910,000	20,136,096
0.875%	11/30/2016	-
	07/31/2019		13,150,000	13,276,986
0.750%	06/15/2014	-
	12/31/2017		9,944,000	9,986,979
0.625%	07/15/2014	-
	11/30/2017		12,623,000	12,626,985
0.500%	08/15/2014	-
	07/31/2017		6,790,000	6,798,157
0.375%	11/15/2014	-
	11/15/2015		13,000,000	13,024,346
0.250%	01/31/2014	-
	12/15/2015		47,336,000	47,332,743
0.125%	07/31/2014	-
	12/31/2014		5,500,000	5,489,161

				374,627,167

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $437,373,184)				449,957,474

GOVERNMENT RELATED OBLIGATIONS—10.1%
U.S. Government Agencies—4.8%
Federal Farm Credit Bank
2.625%	04/17/2014		500,000	511,465
1.125%	02/27/2014		500,000	505,455
Federal Home Loan Bank
5.500%	08/13/2014	-
	07/15/2036		1,400,000	1,667,961
4.875%	09/08/2017		1,250,000	1,486,727
4.750%	12/16/2016		1,000,000	1,160,979
2.875%	06/12/2015		900,000	955,730
2.375%	03/14/2014		1,000,000	1,026,263
1.625%	06/14/2019		1,000,000	1,026,106
1.375%	05/28/2014		1,000,000	1,017,454

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date		Face	Value

GOVERNMENT RELATED OBLIGATIONS—(Continued)
Federal Home Loan Bank, Series 467
5.250%	06/18/2014		$1,000,000	$1,073,952
Federal Home Loan Bank, Series 656
5.375%	05/18/2016		900,000	1,049,134
Federal Home Loan Mortgage Corp.
6.250%	07/15/2032		650,000	970,544
5.500%	07/18/2016		1,000,000	1,175,598
5.125%	11/17/2017		800,000	965,167
5.000%	01/30/2014	-
	07/15/2014		1,500,000	1,597,026
4.875%	06/13/2018		1,000,000	1,208,643
4.750%	11/17/2015		1,000,000	1,125,054
4.500%	04/02/2014-
	01/15/2015		1,250,000	1,327,432
4.375%	07/17/2015		1,400,000	1,542,873
3.750%	03/27/2019		500,000	578,775
2.875%	02/09/2015		1,000,000	1,054,148
2.375%	01/13/2022		1,000,000	1,046,801
2.000%	08/25/2016		1,500,000	1,580,049
1.250%	05/12/2017	-
	08/01/2019		2,000,000	2,027,217
1.000%	08/20/2014	-
	08/27/2014		1,500,000	1,518,755
0.900%	01/23/2015		500,000	500,176
0.750%	11/25/2014		1,000,000	1,009,552
0.500%	04/17/2015		1,000,000	1,004,659
0.375%	08/28/2014		1,000,000	1,002,169
Federal Home Loan Mortgage Corp. MTN
5.050%	01/26/2015		300,000	329,436
Federal National Mortgage Association
7.250%	05/15/2030		400,000	639,072
6.625%	11/15/2030		500,000	763,789
6.250%	05/15/2029		740,000	1,066,105
6.000%	04/18/2036		250,000	292,396
5.000%	04/15/2015	-
	05/11/2017		2,550,000	2,907,348
4.375%	10/15/2015		1,000,000	1,111,089
2.750%	02/05/2014	-
	03/13/2014		4,000,000	4,119,220
2.625%	11/20/2014		1,000,000	1,045,104
2.375%	07/28/2015		1,000,000	1,052,016
1.500%	09/08/2014	-
	04/17/2017		1,250,000	1,259,261
1.250%	09/28/2016	-
	01/30/2017		1,000,000	1,026,534
1.220%	05/30/2017		100,000	100,376
1.125%	06/27/2014	-
	04/27/2017		2,000,000	2,033,033
1.070%	09/27/2017		500,000	501,983
1.000%	08/29/2016		500,000	501,249
0.950%	08/23/2017		750,000	752,508
0.500%	11/21/2014	-
	09/28/2015		2,500,000	2,508,468
0.000%	06/01/2017		400,000	385,235
Financing Corp. Fico
8.600%	09/26/2019		500,000	720,912
Financing Corp. Fico, Series E
9.650%	11/02/2018		500,000	731,639
Israel Government AID Bond (Israel)
5.500%	04/26/2024		350,000	464,246

Coupon Rate	Maturity Date		Face	Value

Tennessee Valley Authority
5.250%	09/15/2039		$500,000	$660,490
Tennessee Valley Authority, Series E
6.250%	12/15/2017		1,200,000	1,514,711

				59,202,084

Non-U.S. Government Agencies—1.3%
Export Development Canada (Canada)
2.250%	05/28/2015		300,000	313,474
1.500%	05/15/2014		300,000	305,117
Export-Import Bank of Korea (Korea, Republic of)
5.125%	03/16/2015		500,000	544,391
5.000%	04/11/2022		400,000	464,706
Japan Bank for International Cooperation (Japan)
2.500%	05/18/2016		400,000	424,058
Japan Bank for International Cooperation, Series DTC (Japan)
1.125%	07/19/2017		500,000	504,142
KFW (Germany)
4.875%	01/17/2017		500,000	581,592
4.500%	07/16/2018		500,000	590,636
4.125%	10/15/2014		1,000,000	1,066,088
4.000%	01/27/2020		300,000	349,561
3.500%	03/10/2014		500,000	518,812
2.625%	03/03/2015		1,050,000	1,099,827
1.375%	01/13/2014		800,000	808,910
1.250%	02/15/2017		400,000	408,573
0.625%	04/24/2015		1,000,000	1,007,562
KFW MTN (Germany)
2.750%	09/08/2020		500,000	541,591
Korea Development Bank (The) (Korea, Republic of)
8.000%	01/23/2014		500,000	537,071
3.875%	05/04/2017		300,000	325,086
Landwirtschaftliche Rentenbank (Germany)
5.125%	02/01/2017		300,000	352,182
Landwirtschaftliche Rentenbank, Series G13 (Germany)
4.875%	11/16/2015		750,000	842,071
Oesterreichische Kontrollbank AG (Austria)
2.000%	06/03/2016		300,000	311,868
Pemex Project Funding Master Trust
6.625%	06/15/2035		500,000	637,500
Petrobras International Finance Co. (Cayman Islands)
8.375%	12/10/2018		250,000	318,421
6.750%	01/27/2041		300,000	381,626
6.125%	10/06/2016		500,000	567,570
5.375%	01/27/2021		600,000	678,492
2.875%	02/06/2015		300,000	308,579
Petroleos Mexicanos (Mexico)
8.000%	05/03/2019		250,000	328,125
5.500%	01/21/2021		500,000	586,750
Svensk Exportkredit AB (Sweden)
5.125%	03/01/2017		500,000	581,353

				16,285,734

Sovereign Debt—1.2%
Brazilian Government International Bond (Brazil)
11.000%	08/17/2040		260,000	325,975
10.125%	05/15/2027		435,000	798,225
8.875%	04/15/2024		400,000	646,000
7.875%	03/07/2015		455,000	522,113
7.125%	01/20/2037		460,000	706,100
5.875%	01/15/2019	†	500,000	621,000
4.875%	01/22/2021	†	200,000	242,000

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date		Face	Value

GOVERNMENT RELATED OBLIGATIONS—(Continued)
Canada Government International Bond (Canada)
2.375%	09/10/2014	†	$500,000	$517,960
Chile Government International Bond (Chile)
3.875%	08/05/2020		500,000	566,250
Colombia Government International Bond (Colombia)
11.750%	02/25/2020		200,000	324,400
8.125%	05/21/2024		200,000	302,000
7.375%	09/18/2037		200,000	312,100
Israel Government International Bond (Israel)
4.000%	06/30/2022	†	400,000	436,366
Mexico Government International Bond (Mexico)
6.050%	01/11/2040		500,000	673,000
5.875%	02/17/2014		500,000	526,250
3.625%	03/15/2022		300,000	328,875
Mexico Government International Bond MTN (Mexico)
4.750%	03/08/2044	†	200,000	226,500
Panama Government International Bond (Panama)
6.700%	01/26/2036		288,000	410,400
5.200%	01/30/2020		300,000	359,850
Peruvian Government International Bond (Peru)
7.350%	07/21/2025		400,000	581,600
6.550%	03/14/2037		500,000	725,000
Poland Government International Bond (Poland)
5.125%	04/21/2021		300,000	356,550
3.875%	07/16/2015		300,000	322,875
Republic of Finland (Finland)
6.950%	02/15/2026		150,000	210,546
Republic of Italy (Italy)
6.875%	09/27/2023		250,000	294,089
5.375%	06/15/2033		500,000	504,719
Republic of Korea (Korea, Republic of)
5.750%	04/16/2014		500,000	531,217
South Africa Government International Bond (South Africa)
6.875%	05/27/2019		500,000	629,500
State of Israel (Israel)
5.500%	11/09/2016		300,000	346,055
United Mexican States (Mexico)
8.125%	12/30/2019	†	750,000	1,087,500
United Mexican States MTN (Mexico)
8.300%	08/15/2031		200,000	323,500
Uruguay Government International Bond (Uruguay)
8.000%	11/18/2022		130,815	190,597
6.875%	09/28/2025		100,000	140,500
4.125%	11/20/2045		200,000	200,700

				15,290,312

Supranational—1.3%
African Development Bank, Series GDIF
1.250%	09/02/2016		400,000	409,847
Asian Development Bank MTN
4.250%	10/20/2014		300,000	321,086
2.750%	05/21/2014		100,000	103,387
2.500%	03/15/2016		400,000	425,811
1.125%	03/15/2017		500,000	509,602
Corp. Andina de Fomento
3.750%	01/15/2016		300,000	318,092
Council Of Europe Development Bank MTN
1.500%	02/22/2017	†	400,000	409,530

Coupon Rate	Maturity Date			Face	Value

European Bank for Reconstruction & Development MTN
2.500%	03/15/2016			$500,000	$528,177
1.000%	02/16/2017		†	500,000	506,152
European Investment Bank
5.125%	09/13/2016	-
	05/30/2017			1,000,000	1,170,840
4.875%	02/16/2016	-
	01/17/2017			800,000	916,844
4.625%	05/15/2014			500,000	528,627
3.000%	04/08/2014			500,000	516,406
2.875%	09/15/2020			500,000	541,610
1.750%	03/15/2017		†	500,000	519,462
1.500%	05/15/2014			500,000	507,728
1.250%	02/14/2014			500,000	504,945
1.125%	08/15/2014	-
	04/15/2015			1,200,000	1,217,938
1.125%	09/15/2017		†	500,000	504,877
European Investment Bank MTN
1.625%	09/01/2015			700,000	720,633
Inter-American Development Bank
2.250%	07/15/2015			200,000	209,645
1.375%	10/18/2016			300,000	309,050
1.125%	03/15/2017			500,000	509,214
Inter-American Development Bank MTN
3.875%	02/14/2020			400,000	470,112
International Bank for Reconstruction & Development
2.375%	05/26/2015			200,000	209,804
2.125%	03/15/2016			500,000	526,605
1.125%	08/25/2014			500,000	507,272
0.875%	04/17/2017			700,000	709,193
International Finance Corp. MTN
2.125%	11/17/2017			500,000	530,666
Nordic Investment Bank
2.500%	07/15/2015			500,000	526,375

					15,689,530

U.S. Municipal Bonds—1.1%
American Municipal Power-Ohio, Inc. Revenue Bonds (Ohio)
7.499%	02/15/2050			200,000	271,908
Bay Area Toll Authority Revenue Bonds (California)
6.263%	04/01/2049			400,000	554,352
California General Obligation Bonds (California)
7.550%	04/01/2039			500,000	721,400
5.250%	04/01/2014			300,000	316,650
California State Public Works Board Revenue Bonds, Series 2009 G-2 (California)
8.361%	10/01/2034			400,000	510,824
City of New York General Obligation Bonds (New York)
5.517%	10/01/2037			100,000	123,671
County of Cook Illinois General Obligation Bonds, Series 2010 D (Illinois)
6.229%	11/15/2034			400,000	457,924
Dallas Area Rapid Transit Revenue Bonds (Texas)
5.022%	12/01/2048			300,000	359,682
Dallas Convention Center Hotel Development Corp. Revenue Bonds (Texas)
7.088%	01/01/2042			200,000	242,504
Dallas County Hospital District General Obligation Bonds, Series 2009 C (Texas)
5.621%	08/15/2044			300,000	386,688
Dallas Independent School District General Obligation Bonds (Texas)
6.450%	02/15/2035			300,000	377,484

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date	Face	Value

GOVERNMENT RELATED OBLIGATIONS—(Continued)
Government Development Bank for Puerto Rico Revenue Bonds, Series 2011 B (Puerto Rico)
4.704%	05/01/2016	$400,000	$405,304
3.670%	05/01/2014	400,000	399,164
Illinois General Obligation Bonds (Illinois)
5.100%	06/01/2033	500,000	495,080
Los Angeles Unified School District General Obligation Bonds (California)
5.755%	07/01/2029	200,000	233,682
5.750%	07/01/2034	300,000	359,982
Metropolitan Government of Nashville & Davidson County Authority General Obligation Bonds (Tennessee)
5.707%	07/01/2034	300,000	377,904
Metropolitan Transportation Authority Revenue Bonds (New York)
6.648%	11/15/2039	300,000	388,008
6.548%	11/15/2031	200,000	247,910
Municipal Electric Authority of Georgia Revenue Bonds, Series 2010 J (Georgia)
6.637%	04/01/2057	300,000	358,653
New Jersey Economic Development Authority Revenue Bonds, Series 1997 A (New Jersey)
7.425%	02/15/2029	200,000	256,128
New Jersey State Turnpike Authority Revenue Bonds (New Jersey)
7.102%	01/01/2041	500,000	721,165
New Jersey State Turnpike Authority Revenue Bonds, Series 2003 B (New Jersey)
4.252%	01/01/2016	25,000	26,852
New York City Municipal Water Finance Authority Revenue Bonds (New York)
5.724%	06/15/2042	200,000	259,756
New York State Dormitory Authority Revenue Bonds (New York)
5.600%	03/15/2040	200,000	254,044
North Texas Tollway Authority Revenue Bonds, Series 2010 B-2 (Texas)
8.910%	02/01/2030	200,000	235,282
Ohio State University General Obligation Bonds (Ohio)
4.910%	06/01/2040	300,000	354,678
Oregon General Obligation Bonds (Oregon)
5.762%	06/01/2023	200,000	249,700
Oregon State Department of Transportation Revenue Bonds, Series 2010 A (Oregon)
5.834%	11/15/2034	300,000	393,597
Port Authority of New York & New Jersey Revenue Bonds (New York)
6.040%	12/01/2029	255,000	322,455
4.458%	10/01/2062	200,000	197,608
State of California General Obligation Bonds (California)
7.625%	03/01/2040	600,000	867,420
State of Connecticut General Obligation Bonds, Series 2008 A (Connecticut)
5.850%	03/15/2032	200,000	253,976
State of Georgia General Obligation Bonds, Series 2009 H (Georgia)
4.503%	11/01/2025	300,000	350,235
State of Illinois General Obligation Bonds (Illinois)
4.961%	03/01/2016	300,000	329,565
4.071%	01/01/2014	500,000	515,165

Coupon Rate	Maturity Date		Face	Value

State of Texas General Obligation Bonds, Series 2010 A (Texas)
4.681%	04/01/2040		$300,000	$351,762
State of Utah (Utah)
3.539%	07/01/2025		300,000	322,428
University of California Revenue Bonds (California)
6.548%	05/15/2048		300,000	399,831

				14,250,421

Non-U.S. Regional Authority Bonds—0.4%
Hydro-Quebec, Series IO (Canada)
8.050%	07/07/2024		250,000	368,406
Province of British Columbia (Canada)
2.850%	06/15/2015		200,000	211,666
Province of Manitoba, Series FH (Canada)
4.900%	12/06/2016		500,000	580,977
Province of Nova Scotia (Canada)
2.375%	07/21/2015		300,000	314,025
Province of Ontario (Canada)
5.450%	04/27/2016		1,000,000	1,155,292
4.500%	02/03/2015		650,000	704,043
4.400%	04/14/2020		200,000	235,904
2.700%	06/16/2015		200,000	210,684
1.375%	01/27/2014		300,000	303,342
Province of Quebec (Canada)
4.600%	05/26/2015	†	500,000	549,116
2.750%	08/25/2021		300,000	313,988
Region of Lombardy (Italy)
5.804%	10/25/2032		100,000	89,246

				5,036,689

TOTAL GOVERNMENT RELATED OBLIGATIONS
(Cost $117,694,700)				125,754,770

ASSET-BACKED SECURITIES—0.3%
Automobiles—0.2%
Ally Auto Receivables Trust Series 2011-4, Class A3
0.790%	09/15/2015		700,000	701,827
AmeriCredit Automobile Receivables Trust Series 2011-3, Class A3
1.170%	01/08/2016		350,000	351,864
Ford Credit Auto Owner Trust Series 2012-A, Class A4
1.150%	06/15/2017		500,000	507,333
Santander Drive Auto Receivables Trust Series 2012-4, Class A3
1.040%	08/15/2016		350,000	352,412

				1,913,436

Credit Card—0.1%
Capital One Multi-Asset Execution Trust Series 2007-A7, Class A7
5.750%	07/15/2020		1,500,000	1,825,775

Other—0.0%
CenterPoint Energy Transition Bond Co. LLC Series 2009-1, Class A2
3.460%	08/15/2019		400,000	440,868

TOTAL ASSET-BACKED SECURITIES
(Cost $4,035,385)				4,180,079

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Core Bond Index Fund		Shares	Value
MONEY MARKET FUNDS—6.2%
Institutional Money Market Funds—6.2%
Dreyfus Institutional Cash Advantage Fund, 0.11%	††¥	2,800,000	$2,800,000
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.18%		¥59,483,747	59,483,747
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.18%	††¥	3,169,932	3,169,932
Fidelity Institutional Money Market: Prime Money Market Portfolio—Institutional Class, 0.14%	††¥	2,800,000	2,800,000
Short-Term Investments Trust Liquid Assets Portfolio—Institutional Class, 0.15%	††¥	2,800,000	2,800,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class, 0.14%	††¥	2,800,000	2,800,000
Wells Fargo Advantage Heritage Money Market Fund—Select Class, 0.13%	††¥	2,800,000	2,800,000

TOTAL MONEY MARKET FUNDS
(Cost $76,653,679)			76,653,679

TOTAL INVESTMENTS—105.5%
(Cost $1,241,745,891)			1,311,135,359
Other assets less liabilities—(5.5%)			(68,009,755)

NET ASSETS—100.0%			$1,243,125,604

Notes to the Schedule of Investments:

MTN	Medium Term Note
REIT	Real Estate Investment Trust
TBA	Security is subject to delayed delivery.
†	Denotes all or a portion of the security on loan.
^	Securities are not registered under the Securities Act of 1933. These securities may be resold only in transactions exempt from registration, generally to qualified institutional buyers under Securities Act Rule 144A. Such securities are considered illiquid unless deemed liquid by a subadviser under the liquidity procedures adopted by the Board of Directors. The total market value of 144A securities was $6,349,318, which represents 0.5% of Net Assets. The illiquid 144A securities represented 0.5% of Net Assets, and 100.0% of total 144A securities held.
#	Rate is subject to change. Rate shown reflects current rate.
††	Represents reinvestment of collateral received in conjunction with securities lending.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS

December 31, 2012

Vantagepoint 500 Stock Index Fund		Shares	Value

COMMON STOCKS—99.0%
Aerospace & Defense—2.4%
Boeing Co. (The)		23,591	$1,777,818
General Dynamics Corp.		11,823	818,979
Honeywell International, Inc.		27,595	1,751,455
L-3 Communications Holdings, Inc.		3,424	262,347
Lockheed Martin Corp.		9,363	864,111
Northrop Grumman Corp.		8,606	581,593
Precision Castparts Corp.		5,097	965,474
Raytheon Co.		11,786	678,402
Rockwell Collins, Inc.	†	5,022	292,130
Textron, Inc.		10,178	252,313
United Technologies Corp.		29,624	2,429,464

			10,674,086

Air Freight & Logistics—0.8%
C.H. Robinson Worldwide, Inc.		5,867	370,912
Expeditors International of Washington, Inc.		7,127	281,873
FedEx Corp.		10,408	954,622
United Parcel Service, Inc., Class B		25,073	1,848,632

			3,456,039

Airlines—0.1%
Southwest Airlines Co.		25,882	265,032

Auto Components—0.3%
BorgWarner, Inc.	*	3,937	281,968
Delphi Automotive plc (United Kingdom)	*†	9,728	372,096
Goodyear Tire & Rubber Co. (The)	*	9,472	130,808
Johnson Controls, Inc.		23,726	728,388

			1,513,260

Automobiles—0.5%
Ford Motor Co.		134,883	1,746,735
Harley-Davidson, Inc.		8,043	392,820

			2,139,555

Beverages—2.4%
Beam, Inc.		5,640	344,548
Brown-Forman Corp., Class B		5,330	337,122
Coca-Cola Co. (The)		135,538	4,913,252
Coca-Cola Enterprises, Inc.		9,905	314,286
Constellation Brands, Inc., Class A	*	5,379	190,363
Dr. Pepper Snapple Group, Inc.		7,442	328,788
Molson Coors Brewing Co., Class B		5,731	245,229
Monster Beverage Corp.	*	5,362	283,543
PepsiCo, Inc.		54,442	3,725,466

			10,682,597

Biotechnology—1.6%
Alexion Pharmaceuticals, Inc.	*	6,696	628,152
Amgen, Inc.		27,252	2,352,393
Biogen Idec, Inc.	*	8,366	1,227,041
Celgene Corp.	*	14,930	1,175,290
Gilead Sciences, Inc.	*	26,539	1,949,289

			7,332,165

		Shares	Value

Building Products—0.0%
Masco Corp.		13,189	$219,729

Capital Markets—2.0%
Ameriprise Financial, Inc.		7,130	446,552
Bank of New York Mellon Corp. (The)	†	41,011	1,053,983
BlackRock, Inc.		4,460	921,926
Charles Schwab Corp. (The)	†	38,607	554,396
E*TRADE Financial Corp.	*	8,183	73,238
Franklin Resources, Inc.		4,958	623,220
Goldman Sachs Group, Inc. (The)		15,721	2,005,371
Invesco Ltd.		15,963	416,475
Legg Mason, Inc.		4,333	111,445
Morgan Stanley		49,427	945,044
Northern Trust Corp.		7,810	391,750
State Street Corp.		16,429	772,327
T. Rowe Price Group, Inc.		8,891	579,071

			8,894,798

Chemicals—2.5%
Air Products & Chemicals, Inc.		7,460	626,789
Airgas, Inc.		2,441	222,839
CF Industries Holdings, Inc.		2,231	453,250
Dow Chemical Co. (The)		42,343	1,368,526
E.I. Du Pont de Nemours & Co.		32,642	1,467,911
Eastman Chemical Co.		5,373	365,633
Ecolab, Inc.		9,414	676,867
FMC Corp.		4,898	286,631
International Flavors & Fragrances, Inc.		3,000	199,620
LyondellBasell Industries NV,
Class A (Netherlands)		13,310	759,868
Monsanto Co.		18,760	1,775,634
Mosaic Co. (The)		9,503	538,155
PPG Industries, Inc.		5,393	729,942
Praxair, Inc.		10,461	1,144,956
Sherwin-Williams Co. (The)		2,998	461,152
Sigma-Aldrich Corp.	†	4,195	308,668

			11,386,441

Commercial Banks—2.8%
BB&T Corp.		24,364	709,236
Comerica, Inc.		6,948	210,802
Fifth Third Bancorp		31,737	482,085
First Horizon National Corp.		8,525	84,483
Huntington Bancshares, Inc./Ohio		30,451	194,582
KeyCorp		34,531	290,751
M&T Bank Corp.	†	4,288	422,239
PNC Financial Services Group, Inc.		18,493	1,078,327
Regions Financial Corp.		50,821	361,846
SunTrust Banks, Inc.		18,966	537,686
U.S. Bancorp		66,874	2,135,956
Wells Fargo & Co.		172,023	5,879,746
Zions Bancorporation		5,936	127,030

			12,514,769

Commercial Services & Supplies—0.5%
ADT Corp. (The)		8,100	376,569
Avery Dennison Corp.		3,386	118,239

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint 500 Stock Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Cintas Corp.		3,833	$156,770
Iron Mountain, Inc.		6,001	186,331
Pitney Bowes, Inc.	†	7,101	75,555
Republic Services, Inc.		9,973	292,508
Stericycle, Inc.	*	2,981	278,038
Tyco International Ltd. (Switzerland)		16,200	473,850
Waste Management, Inc.		14,957	504,649

			2,462,509

Communications Equipment—1.9%
Cisco Systems, Inc.		186,580	3,666,297
F5 Networks, Inc.	*	2,757	267,843
Harris Corp.		4,085	200,002

JDS Uniphase Corp.	*†	7,658	103,689
Juniper Networks, Inc.	*	18,852	370,819
Motorola Solutions, Inc.		9,946	553,793
QUALCOMM, Inc.		59,573	3,694,717

			8,857,160

Computers & Peripherals—5.0%
Apple, Inc.		33,068	17,626,236
Dell, Inc.		49,970	506,196
EMC Corp.	*	74,224	1,877,867
Hewlett-Packard Co.	†	69,207	986,200
NetApp, Inc.	*	12,808	429,708
SanDisk Corp.	*	8,296	361,374
Seagate Technology plc (Ireland)	†	11,861	361,523
Western Digital Corp.	†	7,493	318,378

			22,467,482

Construction & Engineering—0.2%
Fluor Corp.		5,633	330,883
Jacobs Engineering Group, Inc.	*	4,477	190,586
Quanta Services, Inc.	*	7,556	206,203

			727,672

Construction Materials—0.0%
Vulcan Materials Co.		4,526	235,578

Consumer Finance—0.9%
American Express Co.		34,409	1,977,829
Capital One Financial Corp.		20,539	1,189,824
Discover Financial Services		17,798	686,113
SLM Corp.		17,168	294,088

			4,147,854

Containers & Packaging—0.1%
Ball Corp.		5,788	259,013
Bemis Co., Inc.		3,365	112,593
Owens-Illinois, Inc.	*	5,235	111,348
Sealed Air Corp.		6,841	119,786

			602,740

Distributors—0.1%
Genuine Parts Co.		5,403	343,523

Diversified Consumer Services—0.1%
Apollo Group, Inc., Class A	*	4,113	86,044
H&R Block, Inc.		10,479	194,595

			280,639

Diversified Financial Services—3.5%
Bank of America Corp.		376,938	4,372,481

		Shares	Value

Citigroup, Inc.		102,594	$4,058,619
CME Group, Inc.		10,929	554,210
IntercontinentalExchange, Inc.	*	2,472	306,058
JPMorgan Chase & Co.		133,648	5,876,502
Leucadia National Corp.		6,542	155,634
Moody’s Corp.	†	6,750	339,660
NASDAQ OMX Group, Inc. (The)		4,218	105,492
NYSE Euronext		8,746	275,849

			16,044,505

Diversified Telecommunication Services—2.7%
AT&T, Inc.		200,028	6,742,944
CenturyLink, Inc.		21,758	851,173
Frontier Communications Corp.	†	32,749	140,166
Verizon Communications, Inc.		100,321	4,340,890
Windstream Corp.	†	21,388	177,092

			12,252,265

Electric Utilities—2.0%
American Electric Power Co., Inc.		17,116	730,511
Duke Energy Corp.		24,904	1,588,875
Edison International		11,497	519,549
Entergy Corp.		6,169	393,274
Exelon Corp.		29,844	887,561
FirstEnergy Corp.		14,589	609,237
NextEra Energy, Inc.		14,910	1,031,623
Northeast Utilities		11,063	432,342
Pepco Holdings, Inc.	†	7,419	145,487
Pinnacle West Capital Corp.		3,839	195,712
PPL Corp.		20,481	586,371
Southern Co.		30,920	1,323,685
Xcel Energy, Inc.		16,727	446,778

			8,891,005

Electrical Equipment—0.7%
Eaton Corp. plc (Ireland)		16,155	875,601
Emerson Electric Co.		25,743	1,363,349
Rockwell Automation, Inc.		4,779	401,388
Roper Industries, Inc.		3,356	374,127

			3,014,465

Electronic Equipment, Instruments & Components—0.4%
Amphenol Corp., Class A		5,737	371,184
Corning, Inc.		51,001	643,633
FLIR Systems, Inc.		5,021	112,019
Jabil Circuit, Inc.		6,753	130,265
Molex, Inc.	†	4,895	133,780
TE Connectivity Ltd. (Switzerland)	†	15,000	556,800

			1,947,681

Energy Equipment & Services—1.8%
Baker Hughes, Inc.		15,496	632,857
Cameron International Corp.	*	8,784	495,945
Diamond Offshore Drilling, Inc.	†	2,210	150,191
Ensco plc, Class A (United Kingdom)		8,082	479,101
FMC Technologies, Inc.	*	8,229	352,448
Halliburton Co.		32,375	1,123,089
Helmerich & Payne, Inc.		3,734	209,141
Nabors Industries Ltd. (Bermuda)	*	9,642	139,327
National Oilwell Varco, Inc.		15,080	1,030,718
Noble Corp. (Switzerland)		9,079	316,131

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint 500 Stock Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Rowan Cos. plc, Class A	*	4,110	$128,520
Schlumberger Ltd.		46,404	3,215,333

			8,272,801

Food & Staples Retailing—2.3%
Costco Wholesale Corp.		15,244	1,505,650
CVS Caremark Corp.		43,959	2,125,418
Kroger Co. (The)		18,231	474,370
Safeway, Inc.	†	9,050	163,714
Sysco Corp.	†	20,707	655,584
Walgreen Co.		30,189	1,117,295
Wal-Mart Stores, Inc.		58,821	4,013,357
Whole Foods Market, Inc.		6,051	552,638

			10,608,026

Food Products—1.7%
Archer-Daniels-Midland Co.		23,248	636,763
Campbell Soup Co.	†	6,126	213,736
ConAgra Foods, Inc.		14,350	423,325
Dean Foods Co.	*	6,452	106,522
General Mills, Inc.		22,633	914,599
H.J. Heinz Co.	†	11,298	651,669
Hershey Co. (The)		5,490	396,488
Hormel Foods Corp.	†	4,650	145,126
J.M. Smucker Co. (The)		3,807	328,316
Kellogg Co.		8,785	490,642
Kraft Foods Group, Inc.		20,917	951,096
McCormick & Co., Inc.		4,418	280,676
Mead Johnson Nutrition Co.		7,188	473,617
Mondelez International, Inc., Class A		62,751	1,598,268
Tyson Foods, Inc., Class A		10,014	194,272

			7,805,115

Gas Utilities—0.1%
AGL Resources, Inc.		3,798	151,806
ONEOK, Inc.		7,486	320,027

			471,833

Health Care Equipment & Supplies—2.6%
Abbott Laboratories		55,530	3,637,215
Baxter International, Inc.		19,025	1,268,206
Becton Dickinson and Co.	†	6,860	536,383
Boston Scientific Corp.	*	52,253	299,410
C.R. Bard, Inc.		2,796	273,281
CareFusion Corp.	*	8,238	235,442
Covidien plc (Ireland)		16,965	979,559
DENTSPLY International, Inc.	†	5,225	206,962
Edwards Lifesciences Corp.	*	4,131	372,492
Intuitive Surgical, Inc.	*	1,380	676,711
Medtronic, Inc.		35,535	1,457,646
St. Jude Medical, Inc.		10,637	384,421
Stryker Corp.		10,318	565,633
Varian Medical Systems, Inc.	*	3,908	274,498
Zimmer Holdings, Inc.		6,212	414,092

			11,581,951

Health Care Providers & Services—1.9%
Aetna, Inc.		11,917	551,757
AmerisourceBergen Corp.		8,341	360,164
Cardinal Health, Inc.		12,181	501,614
Cigna Corp.		9,848	526,474
Coventry Health Care, Inc.		4,454	199,673

		Shares	Value

DaVita HealthCare Partners, Inc.	*	2,851	$315,121
Express Scripts Holding Co.	*	28,641	1,546,614
Humana, Inc.		5,787	397,162
Laboratory Corp. of America Holdings	*	3,235	280,216
McKesson Corp.		8,275	802,344
Patterson Cos., Inc.		2,852	97,624
Quest Diagnostics, Inc.		5,486	319,669
Tenet Healthcare Corp.	*	3,704	120,269
UnitedHealth Group, Inc.		36,039	1,954,755
WellPoint, Inc.		10,736	654,037

			8,627,493

Health Care Technology—0.1%
Cerner Corp.	*	5,042	391,461

Hotels, Restaurants & Leisure—1.8%
Carnival Corp.		16,099	591,960
Chipotle Mexican Grill, Inc.	*	1,080	321,257
Darden Restaurants, Inc.		4,663	210,162
International Game Technology		8,531	120,884
Marriott International, Inc., Class A		8,420	313,813
McDonald’s Corp.		35,256	3,109,932
Starbucks Corp.		26,228	1,406,345
Starwood Hotels & Resorts
Worldwide, Inc.		6,925	397,218
Wyndham Worldwide Corp.		4,785	254,610
Wynn Resorts Ltd.		2,846	320,147
Yum! Brands, Inc.		16,143	1,071,895

			8,118,223

Household Durables—0.3%
D.R. Horton, Inc.	†	9,898	195,782
Garmin Ltd. (Switzerland)	†	3,828	156,259
Harman International Industries, Inc.		2,512	112,136
Leggett & Platt, Inc.		4,988	135,773
Lennar Corp., Class A	†	5,349	206,846
Newell Rubbermaid, Inc.		10,245	228,156
PulteGroup, Inc.	*†	11,419	207,369
Whirlpool Corp.		2,748	279,609

			1,521,930

Household Products—2.1%
Clorox Co. (The)		4,678	342,523
Colgate-Palmolive Co.		15,537	1,624,238
Kimberly-Clark Corp.		13,806	1,165,641
Procter & Gamble Co. (The)		96,470	6,549,348

			9,681,750

Independent Power Producers & Energy Traders—0.1%
AES Corp. (The)		21,242	227,289
NRG Energy, Inc.		11,290	259,557

			486,846

Industrial Conglomerates—2.4%
3M Co.		22,193	2,060,620
Danaher Corp.		20,624	1,152,881
General Electric Co.		369,927	7,764,768

			10,978,269

Insurance—4.0%
ACE Ltd. (Switzerland)		11,800	941,640

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint 500 Stock Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Aflac, Inc.		16,308	$866,281
Allstate Corp. (The)		16,951	680,922
American International Group, Inc.	*	51,749	1,826,740
Aon plc (United Kingdom)		11,453	636,787
Assurant, Inc.		3,058	106,112
Berkshire Hathaway, Inc., Class B	*	64,213	5,759,906
Chubb Corp. (The)		9,531	717,875
Cincinnati Financial Corp.		4,862	190,396
Genworth Financial, Inc., Class A	*	16,334	122,668
Hartford Financial Services Group, Inc.		14,732	330,586
Lincoln National Corp.		10,294	266,614
Loews Corp.		11,005	448,454
Marsh & McLennan Cos., Inc.		19,241	663,237
MetLife, Inc.		38,256	1,260,153
Principal Financial Group, Inc.		10,148	289,421
Progressive Corp. (The)		20,020	422,422
Prudential Financial, Inc.		16,502	880,052
Torchmark Corp.		3,646	188,389
Travelers Cos., Inc. (The)	†	13,374	960,521
Unum Group		10,175	211,843
XL Group plc (Ireland)		10,640	266,638

			18,037,657

Internet & Catalog Retail—1.1%
Amazon.com, Inc.	*	12,737	3,198,770
Expedia, Inc.		3,270	200,942
Netflix, Inc.	*†	1,931	179,158
priceline.com, Inc.	*	1,745	1,083,994
TripAdvisor, Inc.	*	3,879	162,763

			4,825,627

Internet Software & Services—2.2%
Akamai Technologies, Inc.	*	6,281	256,956
eBay, Inc.	*	40,979	2,090,748
Google, Inc., Class A	*	9,354	6,635,447
VeriSign, Inc.	*	5,701	221,313
Yahoo! Inc.	*	35,664	709,714

			9,914,178

IT Services—3.8%
Accenture plc, Class A (Ireland)		22,110	1,470,315
Automatic Data Processing, Inc.		17,219	981,655
Cognizant Technology Solutions
Corp., Class A	*	10,754	796,334
Computer Sciences Corp.		5,168	206,978
Fidelity National Information
Services, Inc.		8,808	306,606
Fiserv, Inc.	*	4,834	382,031
International Business Machines Corp.		37,389	7,161,863
Mastercard, Inc., Class A		3,793	1,863,425
Paychex, Inc.	†	11,185	348,301
SAIC, Inc.	†	9,268	104,914
Teradata Corp.	*	5,791	358,405
Total System Services, Inc.		5,490	117,596
Visa, Inc., Class A		18,401	2,789,224
Western Union Co. (The)		20,297	276,242

			17,163,889

Leisure Equipment & Products—0.1%
Hasbro, Inc.	†	4,244	152,360

		Shares	Value

Mattel, Inc.		12,113	$443,578

			595,938

Life Sciences Tools & Services—0.4%
Agilent Technologies, Inc.		12,254	501,679
Life Technologies Corp.	*	6,210	304,787
PerkinElmer, Inc.		4,019	127,563
Thermo Fisher Scientific, Inc.		12,863	820,402
Waters Corp.	*	2,974	259,095

			2,013,526

Machinery—1.9%
Caterpillar, Inc.		23,088	2,068,223
Cummins, Inc.		6,319	684,664
Deere & Co.		13,614	1,176,522
Dover Corp.		6,406	420,938
Flowserve Corp.		1,878	275,690
Illinois Tool Works, Inc.		15,043	914,765
Ingersoll-Rand plc (Ireland)		10,300	493,988
Joy Global, Inc.		3,656	233,180
PACCAR, Inc.		12,577	568,606
Pall Corp.		3,958	238,509
Parker Hannifin Corp.		5,376	457,283
Pentair Ltd. (Switzerland)		7,136	350,734
Snap-on, Inc.		1,846	145,816
Stanley Black & Decker, Inc.		5,825	430,875
Xylem, Inc.		5,979	162,031

			8,621,824

Media—3.5%
Cablevision Systems Corp., Class A		7,437	111,109
CBS Corp., Class B		21,253	808,677
Comcast Corp., Class A		93,556	3,497,123
DIRECTV	*	21,357	1,071,267
Discovery Communications, Inc., Class A	*	8,491	539,009
Gannett Co., Inc.	†	9,041	162,828
Interpublic Group of Cos., Inc. (The)		16,092	177,334
McGraw-Hill Cos., Inc. (The)	†	10,038	548,777
News Corp., Class A		70,990	1,813,084
Omnicom Group, Inc.		9,317	465,477
Scripps Networks Interactive, Inc., Class A		3,141	181,927
Time Warner Cable, Inc.		10,641	1,034,199
Time Warner, Inc.		33,049	1,580,734
Viacom, Inc., Class B		16,412	865,569
Walt Disney Co. (The)		62,738	3,123,725
Washington Post Co. (The), Class B		160	58,434

			16,039,273

Metals & Mining—0.7%
Alcoa, Inc.		36,839	319,762
Allegheny Technologies, Inc.		3,978	120,772
Cliffs Natural Resources, Inc.	†	4,728	182,312
Freeport-McMoRan Copper & Gold, Inc.		33,229	1,136,432
Newmont Mining Corp.		17,389	807,545
Nucor Corp.		11,307	488,236
United States Steel Corp.		4,478	106,890

			3,161,949

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint 500 Stock Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Multiline Retail—0.8%
Big Lots, Inc.	*	2,176	$61,929
Dollar General Corp.	*	9,317	410,787
Dollar Tree, Inc.	*	8,488	344,273
Family Dollar Stores, Inc.		3,484	220,920
J.C. Penney Co., Inc.	†	4,844	95,475
Kohl’s Corp.		7,722	331,892
Macy’s, Inc.		14,108	550,494
Nordstrom, Inc.		5,299	283,497
Target Corp.		22,806	1,349,431

			3,648,698

Multi-Utilities—1.2%
Ameren Corp.		8,536	262,226
CenterPoint Energy, Inc.		14,854	285,939
CMS Energy Corp.		9,405	229,294
Consolidated Edison, Inc.		10,333	573,895
Dominion Resources, Inc.		19,999	1,035,948
DTE Energy Co.		6,094	365,945
Integrys Energy Group, Inc.		2,588	135,145
NiSource, Inc.		10,786	268,464
PG&E Corp.	†	15,052	604,789
Public Service Enterprise Group, Inc.		17,851	546,241
SCANA Corp.		4,610	210,400
Sempra Energy		7,729	548,295
TECO Energy, Inc.		7,055	118,242
Wisconsin Energy Corp.		8,321	306,629

			5,491,452

Office Electronics—0.1%
Xerox Corp.		45,690	311,606

Oil, Gas & Consumable Fuels—9.0%
Anadarko Petroleum Corp.		17,473	1,298,419
Apache Corp.		13,817	1,084,634
Cabot Oil & Gas Corp.		7,263	361,262
Chesapeake Energy Corp.	†	18,790	312,290
Chevron Corp.		68,739	7,433,435
ConocoPhillips		42,419	2,459,878
CONSOL Energy, Inc.		8,076	259,240
Denbury Resources, Inc.	*	13,879	224,840
Devon Energy Corp.		13,409	697,804
EOG Resources, Inc.		9,441	1,140,378
EQT Corp.		5,423	319,849
Exxon Mobil Corp.		160,523	13,893,266
Hess Corp.		10,137	536,855
Kinder Morgan, Inc.		22,393	791,145
Marathon Oil Corp.		24,924	764,170
Marathon Petroleum Corp.		11,588	730,044
Murphy Oil Corp.		6,683	397,973
Newfield Exploration Co.	*	4,380	117,296
Noble Energy, Inc.		6,275	638,418
Occidental Petroleum Corp.		28,284	2,166,837
Peabody Energy Corp.		9,844	261,949
Phillips 66		21,948	1,165,439
Pioneer Natural Resources Co.	†	4,379	466,758
QEP Resources, Inc.		5,856	177,261
Range Resources Corp.		5,640	354,361
Southwestern Energy Co.	*	12,533	418,727
Spectra Energy Corp.		22,892	626,783
Tesoro Corp.		4,936	217,431
Valero Energy Corp.		19,469	664,282

		Shares	Value

Williams Cos., Inc. (The)		23,609	$772,959
WPX Energy, Inc.	*	6,454	96,035

			40,850,018

Paper & Forest Products—0.2%
International Paper Co.		15,411	613,974
MeadWestvaco Corp.		5,994	191,029

			805,003

Personal Products—0.2%
Avon Products, Inc.	†	15,040	215,974
Estee Lauder Cos., Inc. (The), Class A		8,445	505,518

			721,492

Pharmaceuticals—5.3%
Allergan, Inc.		10,871	997,197
Bristol-Myers Squibb Co.		58,167	1,895,662
Eli Lilly & Co.		36,126	1,781,734
Forest Laboratories, Inc.	*	8,371	295,664
Hospira, Inc.	*	5,541	173,101
Johnson & Johnson		97,391	6,827,109
Merck & Co., Inc.		106,616	4,364,859
Mylan, Inc.	*	14,475	397,773
Perrigo Co.		3,137	326,342
Pfizer, Inc.		259,250	6,501,990
Watson Pharmaceuticals, Inc.	*	4,448	382,528

			23,943,959

Professional Services—0.1%
Dun & Bradstreet Corp. (The)	†	1,587	124,818
Equifax, Inc.		3,923	212,313
Robert Half International, Inc.		5,314	169,091

			506,222

Real Estate Investment Trusts (REITs)—2.2%
American Tower Corp. REIT		13,819	1,067,794
Apartment Investment & Management Co., Class A REIT		5,152	139,413
AvalonBay Communities, Inc. REIT		3,908	529,886
Boston Properties, Inc. REIT		5,262	556,772
Equity Residential REIT		11,248	637,424
HCP, Inc. REIT	†	15,826	715,019
Health Care REIT, Inc. REIT		9,011	552,284
Host Hotels & Resorts, Inc. REIT		25,476	399,209
Kimco Realty Corp. REIT	†	14,713	284,255
Plum Creek Timber Co., Inc. REIT	†	5,901	261,827
Prologis, Inc. REIT		16,246	592,817
Public Storage REIT		5,090	737,847
Simon Property Group, Inc. REIT		10,724	1,695,357
Ventas, Inc. REIT		10,242	662,862
Vornado Realty Trust REIT	†	6,019	482,002
Weyerhaeuser Co. REIT		19,182	533,643

			9,848,411

Real Estate Management & Development—0.0%
CBRE Group, Inc.	*	10,935	217,606

Road & Rail—0.8%
CSX Corp.		36,959	729,201
Norfolk Southern Corp.		11,425	706,522
Ryder System, Inc.	†	1,762	87,977

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint 500 Stock Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Union Pacific Corp.		16,527	$2,077,774

			3,601,474

Semiconductors & Semiconductor Equipment—2.0%
Advanced Micro Devices, Inc.	*†	20,715	49,716
Altera Corp.		11,530	397,093
Analog Devices, Inc.		10,642	447,603
Applied Materials, Inc.		42,008	480,572
Broadcom Corp., Class A		18,131	602,131
First Solar, Inc.	*†	1,746	53,916
Intel Corp.		175,021	3,610,683
KLA-Tencor Corp.		5,820	277,963
Lam Research Corp.	*	6,097	220,285
Linear Technology Corp.		8,093	277,590
LSI Corp.	*	19,354	137,026
Microchip Technology, Inc.	†	6,653	216,821
Micron Technology, Inc.	*	35,993	228,556
NVIDIA Corp.		21,218	260,769
Teradyne, Inc.	*	6,358	107,387
Texas Instruments, Inc.		40,135	1,241,777
Xilinx, Inc.		9,115	327,228

			8,937,116

Software—3.5%
Adobe Systems, Inc.	*	17,281	651,148
Autodesk, Inc.	*	8,155	288,279
BMC Software, Inc.	*	4,891	193,977
CA, Inc.		11,396	250,484
Citrix Systems, Inc.	*	6,595	433,621
Electronic Arts, Inc.	*	10,885	158,159
Intuit, Inc.		9,844	585,718
Microsoft Corp.		266,238	7,116,542
Oracle Corp.		132,326	4,409,103
Red Hat, Inc.	*	6,899	365,371
Salesforce.com, Inc.	*†	4,557	766,032
Symantec Corp.	*	24,479	460,450

			15,678,884

Specialty Retail—2.2%
Abercrombie & Fitch Co., Class A		2,804	134,508
AutoNation, Inc.	*	1,480	58,756
AutoZone, Inc.	*	1,287	456,151
Bed Bath & Beyond, Inc.	*	8,337	466,122
Best Buy Co., Inc.		9,936	117,741
CarMax, Inc.	*	7,931	297,730
GameStop Corp., Class A	†	4,873	122,263
Gap, Inc. (The)		10,646	330,452
Home Depot, Inc. (The)		52,711	3,260,175
Limited Brands, Inc.		8,319	391,492
Lowe’s Cos., Inc.		39,655	1,408,546
O’Reilly Automotive, Inc.	*	4,239	379,051
PetSmart, Inc.		3,829	261,674
Ross Stores, Inc.		7,978	432,009
Staples, Inc.	†	24,219	276,097
Tiffany & Co.	†	4,254	243,924
TJX Cos., Inc.		25,571	1,085,489
Urban Outfitters, Inc.	*	4,083	160,707

			9,882,887

			Shares	Value

Textiles, Apparel & Luxury Goods—0.6%
Coach, Inc.			9,921	$550,715
Fossil, Inc.		*	1,943	180,893
NIKE, Inc., Class B			25,724	1,327,358
Ralph Lauren Corp.			2,178	326,526
V.F. Corp.		†	3,098	467,705

				2,853,197

Thrifts & Mortgage Finance—0.1%
Hudson City Bancorp, Inc.			15,450	125,608
People’s United Financial, Inc.			12,543	151,645

				277,253

Tobacco—1.8%
Altria Group, Inc.			71,578	2,248,981
Lorillard, Inc.			4,679	545,899
Philip Morris International, Inc.			59,018	4,936,265
Reynolds American, Inc.			11,537	477,978

				8,209,123

Trading Companies & Distributors—0.2%
Fastenal Co.		†	9,111	425,393
W.W. Grainger, Inc.			2,074	419,715

				845,108

Wireless Telecommunication Services—0.3%
Crown Castle International Corp.		*	10,231	738,269
MetroPCS Communications, Inc.		*	11,147	110,801
Sprint Nextel Corp.		*	104,276	591,245

				1,440,315

TOTAL COMMON STOCKS
(Cost $289,966,122)				448,342,932

Coupon Rate	Maturity Date		Face	Value
U.S. TREASURY OBLIGATIONS—0.0%
U.S. Treasury Bills—0.0%
U.S. Treasury Bill
0.330%	03/14/2013	‡‡
(Cost $274,981)			$275,000	274,982

			Shares	Value
MONEY MARKET FUNDS—4.4%
Institutional Money Market Funds—4.4%
Dreyfus Institutional Cash Advantage Fund, 0.11%		††¥	2,800,000	2,800,000
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.18%			¥3,712,986	3,712,986
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.18%		††¥	2,023,203	2,023,203
Fidelity Institutional Money Market: Prime Money Market Portfolio—Institutional Class, 0.14%		††¥	2,800,000	2,800,000

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint 500 Stock Index Fund		Shares	Value

MONEY MARKET FUNDS—(Continued)
Short-Term Investments Trust Liquid Assets Portfolio—Institutional Class, 0.15%	††¥	2,800,000	$2,800,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class, 0.14%	††¥	2,800,000	2,800,000
Wells Fargo Advantage Heritage Money Market Fund—Select Class, 0.13%	††¥	2,800,000	$2,800,000

TOTAL MONEY MARKET FUNDS
(Cost $19,736,189)			19,736,189

TOTAL INVESTMENTS—103.4%
(Cost $309,977,292)			468,354,103
Other assets less liabilities—(3.4%)			(15,372,931)

NET ASSETS—100.0%			$452,981,172

Notes to the Schedule of Investments:

REIT	Real Estate Investment Trust
†	Denotes all or a portion of the security on loan.
*	Non-income producing.
‡‡	Security or a portion of the security has been pledged as collateral for futures contracts and/or options contracts.
††	Represents reinvestment of collateral received in conjunction with securities lending.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS

December 31, 2012

Vantagepoint Broad Market Index Fund		Shares	Value

COMMON STOCKS—99.0%
Aerospace & Defense—2.2%
AAR Corp.		1,489	$27,814
Alliant Techsystems, Inc.		1,550	96,038
American Science & Engineering, Inc.		435	28,366
B/E Aerospace, Inc.	*	2,393	118,214
Boeing Co. (The)		25,702	1,936,903
Cubic Corp.		476	22,834
Curtiss-Wright Corp.		2,112	69,337
Engility Holdings, Inc.	*	622	11,980
Esterline Technologies Corp.	*	1,049	66,727
Exelis, Inc.		4,977	56,091
GenCorp, Inc.	*†	1,629	14,905
General Dynamics Corp.		12,337	854,584
HEICO Corp., Class A		1,713	54,782
Hexcel Corp.	*	4,757	128,249
Honeywell International, Inc.		27,826	1,766,116
Huntington Ingalls Industries, Inc.		1,577	68,347
Kratos Defense & Security Solutions, Inc.	*	832	4,185
L-3 Communications Holdings, Inc.		3,737	286,329
Lockheed Martin Corp.		9,671	892,537
Moog, Inc., Class A	*	1,446	59,329
National Presto Industries, Inc.	†	535	36,968
Northrop Grumman Corp.		7,805	527,462
Orbital Sciences Corp.	*	2,123	29,234
Precision Castparts Corp.		5,136	972,861
Raytheon Co.		10,521	605,589
Rockwell Collins, Inc.	†	6,041	351,405
Spirit Aerosystems Holdings, Inc., Class A	*	2,103	35,688
Taser International, Inc.	*	2,292	20,490
Teledyne Technologies, Inc.	*	1,228	79,906
Textron, Inc.		8,214	203,625
TransDigm Group, Inc.		1,314	179,177
Triumph Group, Inc.		1,644	107,353
United Technologies Corp.		32,963	2,703,296

			12,416,721

Air Freight & Logistics—0.7%
Air T, Inc.		1,352	11,235
Atlas Air Worldwide Holdings, Inc.	*	600	26,586
C.H. Robinson Worldwide, Inc.		6,357	401,889
Expeditors International of
Washington, Inc.		8,772	346,933
FedEx Corp.		8,008	734,494
Forward Air Corp.		1,431	50,099
Hub Group, Inc., Class A	*	2,400	80,640
Pacer International, Inc.	*	1,664	6,490
United Parcel Service, Inc., Class B		26,935	1,985,918
UTi Worldwide, Inc.		2,208	29,587

			3,673,871

Airlines—0.2%
Alaska Air Group, Inc.	*	2,686	115,740
Delta Air Lines, Inc.	*	25,505	302,744
JetBlue Airways Corp.	*†	6,414	36,624
SkyWest, Inc.		2,390	29,779

		Shares	Value

Southwest Airlines Co.		18,586	$190,321
United Continental Holdings, Inc.	*	12,259	286,616
US Airways Group, Inc.	*	8,660	116,910

			1,078,734

Auto Components—0.4%
American Axle & Manufacturing Holdings, Inc.	*	2,113	23,665
Autoliv, Inc. (Sweden)	†	915	61,662
BorgWarner, Inc.	*	4,109	294,286
Cooper Tire & Rubber Co.		3,066	77,754
Dana Holding Corp.		9,980	155,788
Fuel Systems Solutions, Inc.	*†	769	11,304
Gentex Corp.	†	6,594	124,099
Gentherm, Inc.	*	2,107	28,023
Goodyear Tire & Rubber Co. (The)	*	7,281	100,551
Johnson Controls, Inc.		21,627	663,949
Lear Corp.		5,258	246,285
Modine Manufacturing Co.	*	1,208	9,821
Quantum Fuel Systems Technologies Worldwide, Inc.	*†	141	96
Shiloh Industries, Inc.		1,441	14,842
Strattec Security Corp.		123	3,175
Superior Industries International, Inc.		1,102	22,481
Tenneco, Inc.	*	1,600	56,176
TRW Automotive Holdings Corp.	*	3,548	190,208

			2,084,165

Automobiles—0.6%
Ford Motor Co.		141,925	1,837,929
General Motors Co.	*†	26,868	774,604
Harley-Davidson, Inc.		5,597	273,358
Tesla Motors, Inc.	*†	3,430	116,174
Thor Industries, Inc.		1,221	45,702
Winnebago Industries, Inc.	*	1,432	24,530

			3,072,297

Beverages—2.1%
Beam, Inc.		3,861	235,868
Brown-Forman Corp., Class B		5,077	321,120
Central European Distribution Corp. (Poland)	*†	9,797	21,259
Coca-Cola Bottling Co. Consolidated	†	437	29,061
Coca-Cola Co. (The)		156,856	5,686,030
Coca-Cola Enterprises, Inc.		8,850	280,811
Constellation Brands, Inc., Class A	*	8,096	286,517
Dr. Pepper Snapple Group, Inc.		7,323	323,530
Molson Coors Brewing Co., Class B		3,486	149,166
Monster Beverage Corp.	*	5,360	283,437
PepsiCo, Inc.		59,809	4,092,730

			11,709,529

Biotechnology—1.7%
Aastrom Biosciences, Inc.	*†	411	518
Acorda Therapeutics, Inc.	*	674	16,756

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Broad Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Agenus, Inc.	*	284	$1,164
Alexion Pharmaceuticals, Inc.	*	4,700	440,907
Alkermes plc (Ireland)	*†	3,579	66,283
Allos Therapeutic, Inc.	*‡d	3,978	—
Alnylam Pharmaceuticals, Inc.	*†	2,390	43,618
AMAG Pharmaceuticals, Inc.	*	834	12,268
Amgen, Inc.		24,296	2,097,231
Arena Pharmaceuticals, Inc.	*†	1,439	12,980
Ariad Pharmaceuticals, Inc.	*	5,175	99,257
Arqule, Inc.	*†	864	2,411
Array BioPharma, Inc.	*	4,333	16,119
Astex Pharmaceuticals	*	1,338	3,894
Biogen Idec, Inc.	*	6,544	959,808
BioMarin Pharmaceutical, Inc.	*†	3,587	176,660
Biota Pharmaceuticals, Inc.		70	279
Celgene Corp.	*	17,920	1,410,662
Cell Therapeutics, Inc.	*†	3,034	3,944
Celldex Therapeutics, Inc.	*	429	2,879
Cepheid, Inc.	*†	1,692	57,207
Codexis, Inc.	*	230	508
Cubist Pharmaceuticals, Inc.	*	1,762	74,110
CytRx Corp.	*†	600	1,122
Dendreon Corp.	*†	4,737	25,011
Discovery Laboratories, Inc.	*†	171	361
Emergent Biosolutions, Inc.	*	1,319	21,157
Entremed, Inc.	*	126	174
Enzon Pharmaceuticals, Inc.		1,765	7,819
Exact Sciences Corp.	*	1,250	13,237
Exelixis, Inc.	*†	2,695	12,316
Galena Biopharma, Inc.	*†	209	320
Genomic Health, Inc.	*	1,284	35,002
Geron Corp.	*	4,719	6,654
Gilead Sciences, Inc.	*	23,456	1,722,843
GTx, Inc.	*	200	840
Halozyme Therapeutics, Inc.	*	6,362	42,689
Hemispherx Biopharma, Inc.	*†	920	231
Immunogen, Inc.	*†	1,323	16,868
Immunomedics, Inc.	*	2,141	6,252
Incyte Corp. Ltd.	*†	3,102	51,524
InterMune, Inc.	*	1,586	15,368
Isis Pharmaceuticals, Inc.	*†	2,216	23,179
Keryx Biopharmaceuticals, Inc.	*†	5,221	13,679
Lexicon Pharmaceuticals, Inc.	*	2,343	5,201
Ligand Pharmaceuticals, Inc., Class B	*	815	16,903
MannKind Corp.	*†	4,492	10,377
Maxygen, Inc.		1,231	3,028
MediciNova, Inc.	*	91	152
Medivation, Inc.	*†	3,462	177,116
Momenta Pharmaceuticals, Inc.	*	2,618	30,840
Myrexis, Inc.	*	1,031	2,918
Myriad Genetics, Inc.	*	4,124	112,379
Neurocrine Biosciences, Inc.	*	1,479	11,063
Novavax, Inc.	*†	1,550	2,929
NPS Pharmaceuticals, Inc.	*	1,660	15,106
Onyx Pharmaceuticals, Inc.	*	2,828	213,599
Osiris Therapeutics, Inc.	*†	1,402	12,590
PDL BioPharma, Inc.	†	3,841	27,079
Peregrine Pharmaceuticals, Inc.	*†	1,823	2,406
Pharmacyclics, Inc.	*	1,782	103,178
Progenics Pharmaceuticals, Inc.	*	793	2,363
Regeneron Pharmaceuticals, Inc.	*	2,632	450,256

		Shares	Value

Rigel Pharmaceuticals, Inc.	*	1,882	$12,233
Sarepta Therapeutics, Inc.	*†	399	10,294
Savient Pharmaceuticals, Inc.	*†	1,538	1,615
SIGA Technologies, Inc.	*†	4,649	12,180
Synageva BioPharma Corp.	*	242	11,202
Telik, Inc.	*	58	76
Theravance, Inc.	*†	3,224	71,798
United Therapeutics Corp.	*	1,828	97,652
Vanda Pharmaceuticals, Inc.	*	2,680	9,916
Vertex Pharmaceuticals, Inc.	*	7,575	317,695
XOMA Corp.	*†	331	793

			9,261,046

Building Products—0.2%
A.O. Smith Corp.		2,012	126,897
American Woodmark Corp.	*	800	22,256
Apogee Enterprises, Inc.		1,250	29,963
Fortune Brands Home & Security, Inc.	*	3,861	112,819
Gibraltar Industries, Inc.	*	1,188	18,913
Griffon Corp.		1,288	14,761
Lennox International, Inc.		2,437	127,991
Masco Corp.		9,464	157,670
NCI Building Systems, Inc.	*	246	3,419
Owens Corning, Inc.	*	1,100	40,689
Quanex Building Products Corp.		1,671	34,105
Simpson Manufacturing Co., Inc.		2,084	68,334
Trex Co., Inc.	*	731	27,215
Universal Forest Products, Inc.		1,121	42,643
USG Corp.	*†	3,348	93,978

			921,653

Capital Markets—2.0%
Affiliated Managers Group, Inc.	*	1,354	176,223
Ameriprise Financial, Inc.		9,235	578,388
Arlington Asset Investment Corp., Class A		304	6,314
Bank of New York Mellon Corp. (The)		42,725	1,098,033
BGC Partners, Inc., Class A	†	7,270	25,154
BlackRock, Inc.		4,558	942,184
Calamos Asset Management, Inc., Class A		1,800	19,026
Charles Schwab Corp. (The)	†	39,829	571,944
CIFC Corp.	*	342	2,736
Cowen Group, Inc., Class A	*	2,582	6,326
Diamond Hill Investment Group, Inc.		331	22,462
E*TRADE Financial Corp.	*	13,474	120,592
Eaton Vance Corp.	†	5,282	168,232
Federated Investors, Inc., Class B	†	3,745	75,761
Franklin Resources, Inc.		6,281	789,522
GAMCO Investors, Inc., Class A		558	29,613
GFI Group, Inc.		2,520	8,165
Goldman Sachs Group, Inc. (The)		17,270	2,202,961
Greenhill & Co., Inc.	†	495	25,735
Institutional Financial Markets, Inc.	†	421	505
INTL FCStone, Inc.	*†	507	8,827
Invesco Ltd.		16,610	433,355
Investment Technology Group, Inc.	*	2,078	18,702

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Broad Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Janus Capital Group, Inc.	†	6,411	$54,622
Jefferies Group, Inc.		4,678	86,871
KBW, Inc.		1,604	24,541
Knight Capital Group, Inc., Class A	*†	4,630	16,251
Legg Mason, Inc.		5,850	150,462
Medallion Financial Corp.		958	11,247
Morgan Stanley		52,106	996,267
Northern Trust Corp.		8,495	426,109
Piper Jaffray Cos.	*	963	30,941
Raymond James Financial, Inc.		3,472	133,776
Safeguard Scientifics, Inc.	*	678	10,001
SEI Investments Co.		5,918	138,126
State Street Corp.		15,937	749,198
Stifel Financial Corp.	*	2,381	76,121
SWS Group, Inc.	*	1,323	6,999
T. Rowe Price Group, Inc.		10,248	667,452
TD Ameritrade Holding Corp.		8,355	140,448
Virtus Investment Partners, Inc.	*	210	25,397
Waddell & Reed Financial, Inc., Class A		3,971	138,270
Walter Investment Management Corp.	*	602	25,898
Westwood Holdings Group, Inc.		1,027	42,004

			11,281,761

Chemicals—2.3%
A. Schulman, Inc.		1,444	41,775
Air Products & Chemicals, Inc.		6,756	567,639
Airgas, Inc.		3,075	280,717
Albemarle Corp.		3,712	230,589
Ashland, Inc.		1,520	122,223
Cabot Corp.		2,693	107,154
Calgon Carbon Corp.	*†	3,184	45,149
Celanese Corp., Class A		2,979	132,655
CF Industries Holdings, Inc.		2,571	522,324
Cytec Industries, Inc.		1,644	113,157
Dow Chemical Co. (The)		37,675	1,217,656
E.I. Du Pont de Nemours & Co.		36,166	1,626,385
Eastman Chemical Co.		4,366	297,106
Ecolab, Inc.		10,311	741,361
Ferro Corp.	*	1,818	7,599
FMC Corp.		3,500	204,820
Georgia Gulf Corp.	†	50	2,064
H.B. Fuller Co.		2,570	89,487
Huntsman Corp.		5,470	86,973
International Flavors & Fragrances, Inc.		3,885	258,508
Intrepid Potash, Inc.	†	1,172	24,952
Koppers Holdings, Inc.		1,582	60,353
Kronos Worldwide, Inc.	†	2,262	44,109
Landec Corp.	*	986	9,357
LSB Industries, Inc.	*	1,411	49,978
Minerals Technologies, Inc.		1,736	69,301
Monsanto Co.		18,845	1,783,679
Mosaic Co. (The)		6,742	381,799
NewMarket Corp.	†	378	99,112
Olin Corp.		2,796	60,366
OM Group, Inc.	*	1,147	25,463
OMNOVA Solutions, Inc.	*	6,478	45,411
Penford Corp.	*	785	5,793
PolyOne Corp.		2,862	58,442
PPG Industries, Inc.		5,657	765,675

		Shares	Value

Praxair, Inc.		10,790	$1,180,966
Quaker Chemical Corp.		483	26,014
Rockwood Holdings, Inc.		2,347	116,083
RPM International, Inc.		4,832	141,868
Scotts Miracle-Gro Co. (The), Class A	†	1,662	73,211
Sensient Technologies Corp.		2,027	72,080
Sherwin-Williams Co. (The)		2,340	359,939
Sigma-Aldrich Corp.	†	3,395	249,804
Spartech Corp.	*	1,451	13,161
Stepan Co.		1,112	61,760
Tredegar Corp.		1,606	32,795
Valhi, Inc.		1,533	19,163
Valspar Corp.		2,240	139,776
W.R. Grace & Co.	*	1,838	123,569
Zep, Inc.		936	13,516

			12,802,836

Coal—0.0%
Evergreen Energy, Inc.	*	416	5

Commercial Banks—3.1%
1st Source Corp.		1,180	26,066
Associated Banc-Corp		5,110	67,043
BancFirst Corp.		642	27,195
BancorpSouth, Inc.		3,611	52,504
BancTrust Financial Group, Inc.	*	1,600	4,448
Bank of Hawaii Corp.	†	1,898	83,607
BB&T Corp.		24,485	712,758
BOK Financial Corp.		1,765	96,122
Boston Private Financial Holdings, Inc.	†	1,297	11,686
Bryn Mawr Bank Corp.		1,058	23,562
Capital City Bank Group, Inc.	*†	1,113	12,655
CapitalSource, Inc.		19,650	148,947
Cardinal Financial Corp.		1,142	18,580
Cascade Bancorp	*†	219	1,371
Cathay General Bancorp		2,082	40,599
Catskill Litigation Trust	*‡d	582	—
Central Pacific Financial Corp.	*	103	1,606
Chemical Financial Corp.		1,552	36,876
CIT Group, Inc.	*	6,132	236,940
Citizens Republic Bancorp, Inc.	*	6,759	128,218
City Holding Co.	†	250	8,712
City National Corp./California		1,548	76,657
CoBiz Financial, Inc.		1,063	7,941
Comerica, Inc.		8,301	251,852
Commerce Bancshares, Inc./Missouri		2,859	100,242
Community Bank System, Inc.		1,402	38,359
Community Trust Bancorp, Inc.		665	21,799
Cullen/Frost Bankers, Inc.		2,502	135,784
CVB Financial Corp.		4,084	42,474
East West Bancorp, Inc.		7,969	171,254
Eastern Virginia Bankshares, Inc.	*	6,402	33,931
Fidelity Southern Corp.	*	1,543	14,736
Fifth Third Bancorp		34,539	524,647
Financial Institutions, Inc.		749	13,954
First BanCorp. (Puerto Rico)	*	322	1,475
First Bancorp/North Carolina		643	8,243
First Busey Corp.		2,407	11,193

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Broad Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)
First Citizens BancShares, Inc./North Carolina, Class A		254	$41,529
First Commonwealth Financial Corp.		2,619	17,862
First Financial Bancorp		1,895	27,705
First Financial Bankshares, Inc.	†	500	19,505
First Horizon National Corp.		8,735	86,564
First Merchants Corp.		874	12,970
First Midwest Bancorp, Inc./Illinois		2,002	25,065
First Niagara Financial Group, Inc.		10,034	79,570
First of Long Island Corp. (The)		986	27,924
FirstMerit Corp.		3,950	56,050
FNB Corp./Pennsylvania		4,685	49,755
Fulton Financial Corp.		6,533	62,782
Glacier Bancorp, Inc.		1,771	26,051
Guaranty Bancorp	*	5,300	10,335
Hancock Holding Co.		2,032	64,496
Hanmi Financial Corp.	*	900	12,231
Heritage Financial Corp./Washington		332	4,877
Home Bancshares, Inc./Arkansas		1,170	38,633
Huntington Bancshares, Inc./Ohio		26,837	171,488
IBERIABANK Corp.		966	47,450
Independent Bank Corp./Massachusetts	†	874	25,302
Independent Bank Corp./Michigan	*	208	728
International Bancshares Corp.		3,248	58,626
KeyCorp		27,431	230,969
M&T Bank Corp.		3,469	341,592
MB Financial, Inc.		931	18,387
Merchants Bancshares, Inc.		571	15,286
MidSouth Bancorp, Inc.		522	8,535
MidWestOne Financial Group, Inc.		552	11,322
National Penn Bancshares, Inc.		2,758	25,705
NBT Bancorp, Inc.		1,000	20,270
Old National Bancorp/Indiana		3,552	42,162
Pacific Premier Bancorp, Inc.	*	976	9,994
PacWest Bancorp		894	22,153
Park National Corp.	†	728	47,051
Peoples Bancorp, Inc./Ohio	†	814	16,630
Pinnacle Financial Partners, Inc.	*	1,818	34,251
PNC Financial Services Group, Inc.		20,071	1,170,340
Popular, Inc. (Puerto Rico)	*	5,380	111,850
PrivateBancorp, Inc.		1,200	18,384
Prosperity Bancshares, Inc.		2,300	96,600
Regions Financial Corp.		41,501	295,487
Republic Bancorp, Inc./Kentucky, Class A		1,603	33,871
Royal Bancshares of Pennsylvania, Inc., Class A	*	882	1,050
S&T Bancorp, Inc.		955	17,257
Sandy Spring Bancorp, Inc.		344	6,680
Shore Bancshares, Inc.		826	4,444
Signature Bank/New York	*	1,900	135,546
Simmons First National Corp., Class A	†	911	23,103
Sterling Bancorp/New York		1,476	13,446

		Shares	Value

Sterling Financial Corp./Washington		38	$793
Suffolk Bancorp	*	1,100	14,410
SunTrust Banks, Inc.		19,144	542,732
Susquehanna Bancshares, Inc.		2,932	30,727
SVB Financial Group	*	1,437	80,429
Synovus Financial Corp.	†	41,667	102,084
TCF Financial Corp.		6,104	74,164
Texas Capital Bancshares, Inc.	*	2,821	126,437
Tompkins Financial Corp.		730	28,937
TowneBank/Virginia		1,448	22,430
Trustmark Corp.		2,435	54,690
U.S. Bancorp		70,002	2,235,864
UMB Financial Corp.	†	1,211	53,090
Umpqua Holdings Corp.		1,151	13,570
United Bankshares, Inc.	†	2,134	51,899
United Community Banks, Inc./Georgia	*	454	4,277
Valley National Bancorp	†	6,899	64,161
Washington Trust Bancorp, Inc.		500	13,155
Webster Financial Corp.	†	2,393	49,176
Wells Fargo & Co.		185,208	6,330,409
WesBanco, Inc.		1,699	37,752
Westamerica Bancorporation	†	1,628	69,337
Western Alliance Bancorp	*	1,400	14,742
Wintrust Financial Corp.		1,017	37,324
Zions Bancorporation		5,053	108,134

			17,094,622

Commercial Services & Supplies—0.7%
ABM Industries, Inc.		2,291	45,705
ACCO Brands Corp.	*	2,302	16,897
ADT Corp. (The)		4,996	232,264
Avery Dennison Corp.		3,924	137,026
Brink’s Co. (The)		2,084	59,457
Cenveo, Inc.	*†	4,741	12,801
Cintas Corp.		2,017	82,495
Clean Harbors, Inc.	*	2,414	132,794
Consolidated Graphics, Inc.	*	776	27,098
Copart, Inc.	*	2,852	84,134
Corrections Corp. of America		5,700	202,179
Courier Corp.		424	4,664
Covanta Holding Corp.		4,185	77,088
Deluxe Corp.	†	2,098	67,640
EnergySolutions, Inc.	*	4,049	12,633
Ennis, Inc.		695	10,752
G&K Services, Inc., Class A		1,008	34,423
Geo Group, Inc. (The)		2,829	79,778
Healthcare Services Group, Inc.	†	5,603	130,158
Herman Miller, Inc.		3,155	67,580
HNI Corp.		2,512	75,511
Interface, Inc.		3,357	53,981
Iron Mountain, Inc.		7,780	241,569
Kimball International, Inc., Class B	†	1,500	17,415
Knoll, Inc.		2,701	41,487
McGrath RentCorp		916	26,582
Mine Safety Appliances Co.		1,444	61,673
Mobile Mini, Inc.	*	2,000	41,660
NL Industries, Inc.		2,111	24,171
Perma-Fix Environmental Services, Inc.	*	5,502	3,747
Pitney Bowes, Inc.	†	1,828	19,450

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Broad Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)
R.R. Donnelley & Sons Co.	†	8,887	$79,983
Republic Services, Inc.		14,202	416,545
Rollins, Inc.		1,486	32,751
Standard Register Co. (The)	†	1,650	1,040
Steelcase, Inc., Class A		1,992	25,378
Stericycle, Inc.	*	3,138	292,681
Sykes Enterprises, Inc.	*	1,423	21,658
Tetra Tech, Inc.	*	2,114	55,915
TRC Cos., Inc.	*	327	1,903
United Stationers, Inc.		2,556	79,210
Viad Corp.		937	25,449
Virco Manufacturing Corp.	*	799	2,069
Waste Connections, Inc.		3,543	119,718
Waste Management, Inc.		12,851	433,593

			3,712,705

Communications Equipment—1.9%
ADTRAN, Inc.	†	3,197	62,469
Alliance Fiber Optic Products, Inc.		963	11,575
Anaren, Inc.	*	813	15,813
Arris Group, Inc.	*	3,613	53,978
Aruba Networks, Inc.	*†	2,125	44,094
Aviat Networks, Inc.	*	2,182	7,179
Black Box Corp.		865	21,054
Brocade Communications Systems, Inc.	*	14,008	74,663
CalAmp Corp.	*	550	4,576
Ciena Corp.	*†	5,950	93,415
Cisco Systems, Inc.		206,501	4,057,745
Comtech Telecommunications Corp.		1,350	34,263
Digi International, Inc.	*	1,976	18,713
EchoStar Corp., Class A	*	1,877	64,231
Emcore Corp.	*†	306	1,316
Emulex Corp.	*	3,408	24,878
Extreme Networks, Inc.	*	4,491	16,347
F5 Networks, Inc.	*	2,664	258,808
Finisar Corp.	*†	856	13,953
Harmonic, Inc.	*	2,820	14,297
Harris Corp.		3,891	190,503
Infinera Corp.	*†	4,191	24,350
InterDigital, Inc.	†	2,803	115,203
Ixia	*	2,330	39,563
JDS Uniphase Corp.	*	7,444	100,792
Juniper Networks, Inc.	*	17,553	345,267
KVH Industries, Inc.	*	375	5,242
Motorola Solutions, Inc.		8,298	462,033
NETGEAR, Inc.	*	1,206	47,540
Numerex Corp., Class A	*	1,800	23,652
Oclaro, Inc.	*	363	570
Oplink Communications, Inc.	*	758	11,810
Optical Cable Corp.		240	902
Parkervision, Inc.	*†	1,052	2,136
Performance Technologies, Inc.	*	793	646
Plantronics, Inc.	†	1,826	67,325
Polycom, Inc.	*	8,354	87,383
Powerwave Technologies, Inc.	*†	486	151
QUALCOMM, Inc.		64,865	4,022,927
Riverbed Technology, Inc.	*	3,698	72,925
Sonus Networks, Inc.	*	10,700	18,190
Sycamore Networks, Inc.		991	2,220
Tellabs, Inc.		19,143	43,646

		Shares	Value

UTStarcom Holdings Corp. (China)	*†	4,555	$4,737
ViaSat, Inc.	*†	1,190	46,291
Westell Technologies, Inc., Class A	*	1,821	3,369
Zoom Technologies, Inc. (China)	*†	542	303

			10,633,043

Computers & Peripherals—4.3%
3D Systems Corp.	*†	2,316	123,559
Apple, Inc.		34,838	18,569,699
Avid Technology, Inc.	*	1,448	10,976
Concurrent Computer Corp.		190	1,081
Cray, Inc.	*	714	11,388
Dataram Corp.	*	1,175	388
Dell, Inc.		58,645	594,074
Diebold, Inc.		3,079	94,248
Dot Hill Systems Corp.	*	1,396	1,309
Electronics for Imaging, Inc.	*	2,638	50,096
EMC Corp.	*	78,697	1,991,034
Hewlett-Packard Co.	†	65,277	930,197
Hutchinson Technology, Inc.	*†	1,149	2,298
iGO, Inc.	*	674	176
Imation Corp.	*	1,564	7,304
Intermec, Inc.	*	2,374	23,408
Lexmark International, Inc., Class A	†	1,492	34,600
NCR Corp.	*	7,848	199,967
NetApp, Inc.	*	11,382	381,866
Novatel Wireless, Inc.	*	1,358	1,820
Overland Storage, Inc.	*	160	168
QLogic Corp.	*	3,731	36,303
Quantum Corp.	*	6,681	8,284
SanDisk Corp.	*	8,969	390,690
Silicon Graphics International Corp.	*†	1,843	18,854
STEC, Inc.	*	1,255	6,187
Synaptics, Inc.	*†	1,586	47,532
TransAct Technologies, Inc.		888	6,411
Western Digital Corp.	†	8,356	355,046

			23,898,963

Construction & Engineering—0.3%
AECOM Technology Corp.	*	3,236	77,017
Aegion Corp.	*	1,223	27,138
Comfort Systems USA, Inc.		2,179	26,496
Dycom Industries, Inc.	*	2,076	41,105
EMCOR Group, Inc.		2,908	100,646
Fluor Corp.		4,946	290,528
Furmanite Corp.	*	1,100	5,907
Granite Construction, Inc.		1,889	63,508
Jacobs Engineering Group, Inc.	*	4,968	211,488
KBR, Inc.		6,464	193,403
Layne Christensen Co.	*	510	12,378
MasTec, Inc.	*†	2,049	51,081
Quanta Services, Inc.	*	8,861	241,817
Shaw Group, Inc. (The)	*	2,182	101,703
Tutor Perini Corp.	*	960	13,152
URS Corp.		2,934	115,189

			1,572,556

Construction Materials—0.1%
Eagle Materials, Inc.		2,083	121,856
Headwaters, Inc.	*	2,095	17,933

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Broad Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Martin Marietta Materials, Inc.	†	494	$46,574
Texas Industries, Inc.	*†	1,116	56,927
Vulcan Materials Co.		3,605	187,640

			430,930

Consumer Finance—0.8%
American Express Co.		34,754	1,997,660
Atlanticus Holdings Corp.	*	24	80
Capital One Financial Corp.		18,869	1,093,081
Cash America International, Inc.		685	27,174
Discover Financial Services		18,027	694,941
Ezcorp, Inc., Class A	*	2,031	40,336
First Marblehead Corp. (The)	*†	2,764	2,147
Nelnet, Inc., Class A		481	14,329
Portfolio Recovery Associates, Inc.	*	504	53,858
SLM Corp.		20,100	344,313
World Acceptance Corp.	*	639	47,644

			4,315,563

Containers & Packaging—0.2%
AEP Industries, Inc.	*	372	22,034
AptarGroup, Inc.	†	3,130	149,364
Ball Corp.		6,557	293,426
Bemis Co., Inc.		1,316	44,033
Crown Holdings, Inc.	*	3,283	120,847
Greif, Inc., Class A		852	37,914
Myers Industries, Inc.		1,716	25,997
Owens-Illinois, Inc.	*	6,064	128,981
Packaging Corp. of America		4,339	166,921
Rock-Tenn Co., Class A		1,450	101,369
Sealed Air Corp.		2,704	47,347
Silgan Holdings, Inc.		908	37,764
Sonoco Products Co.		3,353	99,685

			1,275,682

Distributors—0.1%
Genuine Parts Co.		3,417	217,253
LKQ Corp.	*	14,000	295,400
Pool Corp.		2,434	103,007
VOXX International Corp.	*	1,218	8,197

			623,857

Diversified Consumer Services—0.2%
American Public Education, Inc.	*	698	25,205
Apollo Group, Inc., Class A	*	5,209	108,972
Ascent Capital Group, Inc., Class A	*	545	33,757
Career Education Corp.	*	4,167	14,668
Coinstar, Inc.	*†	1,075	55,911
Corinthian Colleges, Inc.	*†	3,624	8,842
DeVry, Inc.		2,980	70,715
H&R Block, Inc.		11,402	211,735
Hillenbrand, Inc.		1,576	35,633
ITT Educational Services, Inc.	*†	1,873	32,422
Learning Tree International, Inc.	*	766	4,175
Matthews International Corp., Class A		1,052	33,769
Regis Corp.	†	1,818	30,761
School Specialty, Inc.	*†	854	811
Service Corp. International		11,775	162,613
Sotheby’s		2,623	88,185
Steiner Leisure Ltd. (Bahamas)	*	1,503	72,430

		Shares	Value

Stewart Enterprises, Inc., Class A	†	4,115	$31,439
Strayer Education, Inc.	†	551	30,950
Universal Technical Institute, Inc.		418	4,197
Weight Watchers International, Inc.	†	1,826	95,609

			1,152,799

Diversified Financial Services—3.2%
Bank of America Corp.		407,057	4,721,861
Citigroup, Inc.		111,256	4,401,287
CME Group, Inc.		13,490	684,078
Interactive Brokers Group, Inc., Class A		1,570	21,478
IntercontinentalExchange, Inc.	*	2,776	343,697
JPMorgan Chase & Co.		144,036	6,333,263
Leucadia National Corp.		6,084	144,738
Moody’s Corp.		6,057	304,788
MSCI, Inc.	*	3,439	106,575
NASDAQ OMX Group, Inc. (The)		5,431	135,829
NYSE Euronext		9,567	301,743
PHH Corp.	*†	2,212	50,323
PICO Holdings, Inc.	*	1,150	23,311
Resource America, Inc., Class A		1,287	8,584

			17,581,555

Diversified Telecommunication Services—2.5%
8x8, Inc.	*	3,048	22,525
Alaska Communications Systems Group, Inc.		2,850	5,529
AT&T, Inc.		217,193	7,321,576
CenturyLink, Inc.		19,640	768,317
Cincinnati Bell, Inc.	*†	8,448	46,295
Cogent Communications Group, Inc.		2,886	65,339
Consolidated Communications Holdings, Inc.		80	1,273
Frontier Communications Corp.	†	39,354	168,435
General Communication, Inc.,
Class A	*	2,516	24,128
HickoryTech Corp.		651	6,334
IDT Corp., Class B		1,600	15,264
Level 3 Communications, Inc.	*†	9,439	218,135
Lumos Networks Corp.		1,350	13,527
Premiere Global Services, Inc.	*	2,174	21,262
Towerstream Corp.	*	32,027	104,088
tw telecom inc.	*	1,928	49,106
Verizon Communications, Inc.		105,621	4,570,221
Windstream Corp.	†	21,003	173,905

			13,595,259

Electric Utilities—1.9%
ALLETE, Inc.		1,243	50,938
American Electric Power Co., Inc.		17,879	763,076
Cleco Corp.		2,109	84,381
Duke Energy Corp.		23,424	1,494,451
Edison International		12,222	552,312
El Paso Electric Co.		1,748	55,779
Empire District Electric Co. (The)		1,197	24,395

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Broad Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Entergy Corp.		5,441	$346,864
Exelon Corp.		34,906	1,038,104
FirstEnergy Corp.		12,192	509,138
Great Plains Energy, Inc.		3,450	70,070
Hawaiian Electric Industries, Inc.		3,066	77,079
IDACORP, Inc.		1,515	65,675
ITC Holdings Corp.		1,539	118,365
MGE Energy, Inc.		1,559	79,431
NextEra Energy, Inc.		16,813	1,163,291
Northeast Utilities		10,939	427,496
NV Energy, Inc.		7,959	144,376
OGE Energy Corp.		3,358	189,089
Otter Tail Corp.		1,095	27,375
Pepco Holdings, Inc.	†	7,066	138,564
Pinnacle West Capital Corp.		3,789	193,163
PNM Resources, Inc.		2,169	44,486
Portland General Electric Co.		1,100	30,096
PPL Corp.		22,170	634,727
Southern Co.		31,134	1,332,847
UIL Holdings Corp.		1,496	53,572
Unitil Corp.		420	10,886
UNS Energy Corp.		1,571	66,642
Westar Energy, Inc.		4,032	115,396
Xcel Energy, Inc.		16,552	442,104

			10,344,168

Electrical Equipment—0.8%
Active Power, Inc.	*	219	732
Acuity Brands, Inc.		1,873	126,858
American Superconductor Corp.	*†	1,147	3,005
AMETEK, Inc.		9,526	357,892
AZZ, Inc.		3,164	121,593
Babcock & Wilcox Co. (The)		5,852	153,322
Belden, Inc.		1,894	85,211
Brady Corp., Class A		2,402	80,227
Capstone Turbine Corp.	*†	34,249	30,482
Eaton Corp. plc (Ireland)		11,582	627,744
Emerson Electric Co.		26,374	1,396,767
Encore Wire Corp.		1,400	42,434
Franklin Electric Co., Inc.		902	56,077
FuelCell Energy, Inc.	*†	93,986	86,185
General Cable Corp.	*	3,772	114,707
GrafTech International Ltd.	*	3,487	32,743
Hubbell, Inc., Class B		2,078	175,861
II-VI, Inc.	*	1,364	24,920
LSI Industries, Inc.		1,083	7,592
Magnetek, Inc.	*	140	1,442
Orbit International Corp.	*	2,812	8,717
Powell Industries, Inc.	*	1,045	43,399
Regal-Beloit Corp.		1,272	89,638
Rockwell Automation, Inc.		4,331	363,761
Roper Industries, Inc.		2,980	332,210
Ultralife Corp.	*	416	1,348
Universal Security Instruments, Inc.	*	1,866	8,042
Vicor Corp.	*	1,380	7,480

			4,380,389

Electronic Equipment, Instruments & Components—0.7%
Agilysys, Inc.	*	1,335	11,174
Amphenol Corp., Class A		5,423	350,868
Anixter International, Inc.		1,723	110,238

		Shares	Value

Arrow Electronics, Inc.	*	4,585	$174,597
Avnet, Inc.	*	5,129	156,999
AVX Corp.		2,270	24,471
Badger Meter, Inc.	†	1,134	53,763
Benchmark Electronics, Inc.	*	2,520	41,882
Checkpoint Systems, Inc.	*	1,441	15,476
Cognex Corp.		2,023	74,487
Coherent, Inc.		1,348	68,236
Corning, Inc.		52,776	666,033
CTS Corp.		1,580	16,795
Daktronics, Inc.		927	10,262
Dolby Laboratories, Inc., Class A	†	1,370	40,182
DTS, Inc.	*	755	12,609
Echelon Corp.	*†	1,769	4,334
Electro Rent Corp.		950	14,611
Electro Scientific Industries, Inc.		1,421	14,139
FARO Technologies, Inc.	*	453	16,163
FEI Co.		1,368	75,869
FLIR Systems, Inc.		5,608	125,114
Frequency Electronics, Inc.		821	6,740
ID Systems, Inc.	*	2,016	11,733
Identive Group, Inc.	*	1,494	2,241
Ingram Micro, Inc., Class A	*	1,030	17,428
Insight Enterprises, Inc.	*	2,054	35,678
Iteris, Inc.	*	4,263	7,247
Itron, Inc.	*	955	42,545
Jabil Circuit, Inc.		8,287	159,856
Lightpath Technologies, Inc., Class A	*†	1,526	1,357
Littelfuse, Inc.		909	56,094
LRAD Corp.	*	3,686	4,055
Maxwell Technologies, Inc.	*†	370	3,067
Mercury Systems, Inc.	*	963	8,860
Mesa Laboratories, Inc.		1,200	60,132
Methode Electronics, Inc.		1,383	13,871
Molex, Inc.	†	1,611	44,029
MTS Systems Corp.		1,342	68,348
National Instruments Corp.		5,121	132,173
Newport Corp.	*	1,614	21,708
OSI Systems, Inc.	*	867	55,523
Park Electrochemical Corp.		1,086	27,943
PC Connection, Inc.		854	9,821
Planar Systems, Inc.	*	785	1,123
Plexus Corp.	*	1,884	48,607
Power-One, Inc.	*†	3,459	14,216
Pulse Electronics Corp.	*	1,866	579
Radisys Corp.	*	961	2,864
Research Frontiers, Inc.	*†	752	2,812
Rofin-Sinar Technologies, Inc.	*	2,200	47,696
Rogers Corp.	*	803	39,877
Sanmina Corp.	*	3,577	39,597
ScanSource, Inc.	*	1,126	35,773
Sigmatron International, Inc.	*	282	1,148
SYNNEX Corp.	*	104	3,576
Tech Data Corp.	*	2,057	93,655
Trimble Navigation Ltd.	*	4,318	258,130
TTM Technologies, Inc.	*	1,639	15,079
Universal Display Corp.	*†	1,350	34,587
Vishay Intertechnology, Inc.	*†	6,172	65,608
Vishay Precision Group, Inc.	*	440	5,817
Wayside Technology Group, Inc.		1,787	19,818
Zygo Corp.	*	967	15,182

			3,614,495

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Broad Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Energy Equipment & Services—1.8%
Atwood Oceanics, Inc.	*	1,298	$59,435
Baker Hughes, Inc.		13,177	538,149
Basic Energy Services, Inc.	*†	1,600	18,256
Bristow Group, Inc.		982	52,694
Cal Dive International, Inc.	*†	4,816	8,332
Cameron International Corp.	*	9,319	526,151
CARBO Ceramics, Inc.	†	1,137	89,073
Dawson Geophysical Co.	*	924	24,375
Diamond Offshore Drilling, Inc.	†	1,577	107,173
Dresser-Rand Group, Inc.	*	2,924	164,153
Dril-Quip, Inc.	*	880	64,284
Exterran Holdings, Inc.	*	2,465	54,033
FMC Technologies, Inc.	*	8,237	352,791
Geospace Technologies Corp.	*	1,100	97,757
Gulfmark Offshore, Inc., Class A		1,000	34,450
Halliburton Co.		32,022	1,110,843
Helix Energy Solutions Group, Inc.	*	3,853	79,526
Helmerich & Payne, Inc.		3,926	219,895
Hercules Offshore, Inc.	*	5,226	32,297
Hornbeck Offshore Services, Inc.	*†	1,800	61,812
ION Geophysical Corp.	*	6,136	39,945
Key Energy Services, Inc.	*	7,257	50,436
Lufkin Industries, Inc.	†	2,000	116,260
Matrix Service Co.	*	468	5,382
McDermott International, Inc.	*	11,704	128,978
Mitcham Industries, Inc.	*	1,100	14,993
Nabors Industries Ltd. (Bermuda)	*	10,988	158,777
National Oilwell Varco, Inc.		16,517	1,128,937
Newpark Resources, Inc.	*†	3,484	27,349
Oceaneering International, Inc.		4,464	240,119
Oil States International, Inc.	*	2,026	144,940
Parker Drilling Co.	*	3,755	17,273
Patterson-UTI Energy, Inc.	†	6,712	125,045
PHI, Inc.	*	774	25,921
Pioneer Energy Services Corp.	*	2,700	19,602
Rowan Cos. plc, Class A	*	3,918	122,516
Schlumberger Ltd.		50,479	3,497,690
SEACOR Holdings, Inc.	†	713	59,749
Superior Energy Services, Inc.	*	4,034	83,584
Tesco Corp.	*	3,185	36,277
TETRA Technologies, Inc.	*	2,352	17,852
Tidewater, Inc.		78	3,485
Unit Corp.	*	1,702	76,675

			9,837,264

Food & Staples Retailing—2.0%
Andersons, Inc. (The)	†	700	30,030
Arden Group, Inc., Class A		260	23,392
Casey’s General Stores, Inc.		1,608	85,385
Costco Wholesale Corp.		14,357	1,418,041
CVS Caremark Corp.		46,763	2,260,991
Harris Teeter Supermarkets, Inc.		1,967	75,848
Kroger Co. (The)		14,687	382,156
Nash Finch Co.		674	14,343
Pantry, Inc. (The)	*	1,200	14,556
Rite Aid Corp.	*	25,982	35,336
Safeway, Inc.	†	8,825	159,644
SUPERVALU, Inc.	†	8,154	20,140
Sysco Corp.		22,511	712,698
United Natural Foods, Inc.	*	1,912	102,464

		Shares	Value

Walgreen Co.		31,202	$1,154,786
Wal-Mart Stores, Inc.		61,467	4,193,893
Weis Markets, Inc.		382	14,963
Whole Foods Market, Inc.		6,164	562,958

			11,261,624

Food Products—1.7%
Archer-Daniels-Midland Co.		23,265	637,228
Bunge Ltd.		4,700	341,643
Campbell Soup Co.	†	5,629	196,396
Chiquita Brands International, Inc.	*†	2,150	17,737
ConAgra Foods, Inc.		14,190	418,605
Darling International, Inc.	*	3,150	50,526
Dean Foods Co.	*	6,281	103,699
Farmer Bros. Co.	*†	930	13,420
Flowers Foods, Inc.		6,210	144,507
Fresh Del Monte Produce, Inc.		567	14,940
General Mills, Inc.		21,313	861,258
Green Mountain Coffee Roasters, Inc.	*†	4,435	183,432
Griffin Land & Nurseries, Inc.	†	650	17,550
H.J. Heinz Co.	†	10,532	607,486
Hain Celestial Group, Inc. (The)	*	1,426	77,318
Hershey Co. (The)		6,664	481,274
Hillshire Brands Co.		4,327	121,762
Hormel Foods Corp.	†	6,390	199,432
Ingredion, Inc.		3,164	203,857
Inventure Foods, Inc.	*	5,272	34,215
J&J Snack Foods Corp.		761	48,658
J.M. Smucker Co. (The)		4,592	396,014
Kellogg Co.		8,673	484,387
Kraft Foods Group, Inc.		19,695	895,532
Lancaster Colony Corp.		1,389	96,105
McCormick & Co., Inc.		4,101	260,537
Mead Johnson Nutrition Co.		7,038	463,734
Mondelez International, Inc., Class A		59,086	1,504,920
Post Holdings, Inc.	*	1,156	39,593
Ralcorp Holdings, Inc.	*	2,312	207,271
Sanderson Farms, Inc.		864	41,083
Smithfield Foods, Inc.	*	4,682	100,991
Snyders-Lance, Inc.		1,370	33,031
Tootsie Roll Industries, Inc.	†	661	17,133
TreeHouse Foods, Inc.	*	1,256	65,475
Tyson Foods, Inc., Class A		10,231	198,481

			9,579,230

Gas Utilities—0.3%
AGL Resources, Inc.		3,698	147,809
Atmos Energy Corp.		2,732	95,948
Chesapeake Utilities Corp.		949	43,085
Delta Natural Gas Co., Inc.		760	14,858
Laclede Group, Inc. (The)		1,025	39,575
National Fuel Gas Co.		3,639	184,461
New Jersey Resources Corp.		1,681	66,601
Northwest Natural Gas Co.		1,183	52,289
ONEOK, Inc.		7,816	334,134
Piedmont Natural Gas Co., Inc.	†	2,740	85,789
Questar Corp.		7,412	146,461
South Jersey Industries, Inc.		2,014	101,365
Southwest Gas Corp.		1,252	53,097
UGI Corp.		2,720	88,971
WGL Holdings, Inc.		2,315	90,725

			1,545,168

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Broad Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Health Care Equipment & Supplies—2.4%
Abaxis, Inc.		749	$27,788
Abbott Laboratories		59,451	3,894,040
ABIOMED, Inc.	*†	886	11,926
Alere, Inc.	*	3,011	55,703
Align Technology, Inc.	*†	2,449	67,960
Analogic Corp.		593	44,060
Baxter International, Inc.		19,308	1,287,071
Becton Dickinson and Co.		7,370	576,260
Biolase, Inc.	*†	818	1,513
Boston Scientific Corp.	*	53,540	306,784
C.R. Bard, Inc.		2,876	281,100
CareFusion Corp.	*	6,833	195,287
Cerus Corp.	*	1,010	3,192
Conceptus, Inc.	*†	1,047	21,997
CONMED Corp.		1,362	38,068
Cooper Cos., Inc. (The)		1,627	150,465
CryoLife, Inc.		937	5,838
Cyberonics, Inc.	*	956	50,219
DENTSPLY International, Inc.		5,668	224,509
Edwards Lifesciences Corp.	*	4,494	405,224
Greatbatch, Inc.	*	942	21,892
Haemonetics Corp.	*	2,314	94,504
Hill-Rom Holdings, Inc.		1,576	44,916
Hologic, Inc.	*	9,792	196,134
ICU Medical, Inc.	*†	605	36,863
IDEXX Laboratories, Inc.	*†	1,985	184,208
Integra LifeSciences Holdings Corp.	*	1,190	46,374
Intuitive Surgical, Inc.	*	1,260	617,866
Invacare Corp.		1,333	21,728
Masimo Corp.		1,500	31,515
Medtronic, Inc.		39,854	1,634,811
Meridian Bioscience, Inc.	†	1,158	23,449
Merit Medical Systems, Inc.	*	3,149	43,771
NuVasive, Inc.	*	990	15,305
OraSure Technologies, Inc.	*	1,687	12,113
Palomar Medical Technologies, Inc.	*	1,116	10,278
ResMed, Inc.	†	6,068	252,247
RTI Biologics, Inc.	*	807	3,446
Spectranetics Corp.	*	1,045	15,435
St. Jude Medical, Inc.		11,448	413,731
Staar Surgical Co.	*	848	5,173
STERIS Corp.		2,777	96,445
Stryker Corp.		10,105	553,956
SurModics, Inc.	*	9	201
Teleflex, Inc.		1,322	94,272
Theragenics Corp.	*	488	776
ThermoGenesis Corp.	*	1,079	906
Thoratec Corp.	*	2,306	86,521
Urologix, Inc.	*	1,050	714
Varian Medical Systems, Inc.	*	4,761	334,413
Volcano Corp.	*	1,970	46,512
West Pharmaceutical Services, Inc.		1,704	93,294
Wright Medical Group, Inc.	*†	1,309	27,476
Young Innovations, Inc.		677	26,681
Zimmer Holdings, Inc.		6,941	462,687

			13,199,617

Health Care Providers & Services—2.1%
Aetna, Inc.		12,020	556,526

		Shares	Value

Air Methods Corp.		10,155	$374,618
Alliance HealthCare Services, Inc.	*	286	1,823
Almost Family, Inc.		422	8,550
Amedisys, Inc.	*†	1,698	19,136
AmerisourceBergen Corp.		11,686	504,601
AMN Healthcare Services, Inc.	*	1,507	17,406
Amsurg Corp.	*	1,423	42,704
BioScrip, Inc.	*	1,095	11,793
Brookdale Senior Living, Inc.	*	2,200	55,704
Cardinal Health, Inc.		10,087	415,383
CardioNet, Inc.	*	1,151	2,624
Catamaran Corp.	*	5,164	243,276
Centene Corp.	*	1,972	80,852
Chemed Corp.	†	1,162	79,702
Chindex International, Inc.	*	822	8,631
Cigna Corp.		9,301	497,231
Community Health Systems, Inc.		4,282	131,629
Coventry Health Care, Inc.		5,198	233,026
Cross Country Healthcare, Inc.	*	1,339	6,427
DaVita HealthCare Partners, Inc.	*	3,507	387,629
Express Scripts Holding Co.	*	30,253	1,633,662
Gentiva Health Services, Inc.	*	1,474	14,814
Hanger, Inc.	*	1,083	29,631
HCA Holdings, Inc.		3,319	100,134
Health Management Associates, Inc., Class A	*	9,953	92,762
Health Net, Inc.	*	3,209	77,979
Healthways, Inc.	*	1,362	14,573
Henry Schein, Inc.	*	3,652	293,840
HMS Holdings Corp.	*	4,230	109,642
Humana, Inc.		4,622	317,208
Kindred Healthcare, Inc.	*	2,148	23,241
Laboratory Corp. of America
Holdings	*	3,138	271,813
Landauer, Inc.		598	36,604
LCA-Vision, Inc.	*	616	1,756
LifePoint Hospitals, Inc.	*	2,149	81,125
Magellan Health Services, Inc.	*	1,400	68,600
McKesson Corp.		8,412	815,627
MEDNAX, Inc.	*†	2,182	173,513
National Healthcare Corp.		431	20,266
National Research Corp.		1,250	67,750
Omnicare, Inc.		4,277	154,400
Owens & Minor, Inc.	†	2,434	69,393
Patterson Cos., Inc.		5,546	189,840
PDI, Inc.	*	703	5,343
PharMerica Corp.	*	1,365	19,438
PSS World Medical, Inc.	*	3,574	103,217
Psychemedics Corp.		302	3,246
Quest Diagnostics, Inc.		3,899	227,195
Sunrise Senior Living, Inc.	*	1,950	28,041
Tenet Healthcare Corp.	*	4,822	156,570
U.S. Physical Therapy, Inc.		1,300	35,802
UnitedHealth Group, Inc.		37,545	2,036,441
Universal American Corp.		1,812	15,565
Universal Health Services, Inc., Class B		2,466	119,231
VCA Antech, Inc.	*	3,442	72,454
WellCare Health Plans, Inc.	*	1,500	73,035
WellPoint, Inc.		10,501	639,721

			11,872,743

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Broad Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Health Care Technology—0.1%
Allscripts Healthcare Solutions, Inc.	*	4,515	$42,531
Authentidate Holding Corp.	*	511	481
Cerner Corp.	*	6,088	472,672
CollabRx, Inc.	*	62	251
Omnicell, Inc.	*	783	11,643
Quality Systems, Inc.		1,536	26,665

			554,243

Hotels Restaurant & Leisure—0.0%
SHFL Entertainment, Inc.	*	1,527	22,142

Hotels, Restaurants & Leisure—2.0%
Ameristar Casinos, Inc.		300	7,872
Bally Technologies, Inc.	*†	1,971	88,124
Biglari Holdings, Inc.	*	63	24,571
Bob Evans Farms, Inc.		1,465	58,893
Boyd Gaming Corp.	*	2,619	17,390
Brinker International, Inc.		2,003	62,073
Buffalo Wild Wings, Inc.	*†	867	63,135
Carnival Corp.		11,468	421,678
CEC Entertainment, Inc.		1,614	53,569
Cheesecake Factory, Inc. (The)	†	3,444	112,688
Chipotle Mexican Grill, Inc.	*	1,003	298,352
Choice Hotels International, Inc.	†	1,616	54,330
Churchill Downs, Inc.		638	42,395
Cracker Barrel Old Country Store, Inc.		2,120	136,231
Darden Restaurants, Inc.		3,930	177,125
DineEquity, Inc.	*	1,079	72,293
Dover Downs Gaming &
Entertainment, Inc.		1,710	3,762
Dover Motorsports, Inc.		1,645	2,780
International Game Technology		7,153	101,358
International Speedway Corp., Class A		1,190	32,868
Interval Leisure Group, Inc.		1,886	36,570
Isle of Capri Casinos, Inc.	*	1,250	7,000
Jack in the Box, Inc.	*†	2,874	82,196
Krispy Kreme Doughnuts, Inc.	*	2,573	24,135
Las Vegas Sands Corp.		16,432	758,501
Life Time Fitness, Inc.	*†	1,774	87,299
Marcus Corp.		1,505	18,767
Marriott International, Inc., Class A		10,755	400,839
Marriott Vacations Worldwide Corp.	*	1,075	44,795
McDonald’s Corp.		36,012	3,176,619
MGM Resorts International	*	8,952	104,201
Morgans Hotel Group Co.	*	2,300	12,742
Multimedia Games Holding Co., Inc.	*	1,202	17,682
Panera Bread Co., Class A	*	1,250	198,538
Papa John’s International, Inc.	*	1,610	88,453
Penn National Gaming, Inc.	*	2,586	126,999
Pinnacle Entertainment, Inc.	*	1,629	25,787
Red Robin Gourmet Burgers, Inc.	*	692	24,421
Royal Caribbean Cruises Ltd.		7,613	258,842
Ruby Tuesday, Inc.	*	2,816	22,134
Scientific Games Corp., Class A	*	2,517	21,822
Sonic Corp.	*	3,730	38,829
Speedway Motorsports, Inc.		149	2,658

		Shares	Value

Starbucks Corp.		26,310	$1,410,742
Starwood Hotels & Resorts Worldwide, Inc.		7,939	455,381
Texas Roadhouse, Inc.	†	3,070	51,576
Vail Resorts, Inc.	†	1,491	80,648
Wendy’s Co. (The)	†	25,109	118,012
WMS Industries, Inc.	*	564	9,870
Wyndham Worldwide Corp.		6,992	372,044
Wynn Resorts Ltd.		2,554	287,300
Yum! Brands, Inc.		14,951	992,746

			11,189,635

Household Durables—0.4%
American Greetings Corp., Class A	†	2,760	46,616
Bassett Furniture Industries, Inc.		1,139	14,203
Beazer Homes USA, Inc.	*†	6,817	115,139
Blyth, Inc.	†	920	14,306
D.R. Horton, Inc.	†	3,903	77,201
Ethan Allen Interiors, Inc.		1,551	39,876
Furniture Brands International, Inc.	*	2,341	2,481
Harman International Industries, Inc.		2,728	121,778
Helen of Troy Ltd. (Bermuda)	*	1,333	44,509
Hovnanian Enterprises, Inc., Class A	*†	15,517	108,619
Jarden Corp.	*	2,055	106,244
KB Home		3,248	51,318
Kid Brands, Inc.	*	1,156	1,792
La-Z-Boy, Inc.		2,404	34,017
Leggett & Platt, Inc.		2,928	79,700
Lennar Corp., Class A	†	5,675	219,452
M/I Homes, Inc.	*	610	16,165
MDC Holdings, Inc.		1,091	40,105
Meritage Homes Corp.	*	1,300	48,555
Mohawk Industries, Inc.	*	868	78,528
NACCO Industries, Inc., Class A		309	18,753
Newell Rubbermaid, Inc.		3,792	84,448
NVR, Inc.	*	112	103,040
PulteGroup, Inc.	*†	13,539	245,868
Ryland Group, Inc. (The)		1,852	67,598
Skyline Corp.	*	720	2,923
Standard Pacific Corp.	*†	2,568	18,875
Tempur-Pedic International, Inc.	*	1,346	42,386
Toll Brothers, Inc.	*	4,132	133,588
Tupperware Brands Corp.		2,427	155,571
Universal Electronics, Inc.	*	639	12,365
Whirlpool Corp.		1,858	189,052

			2,335,071

Household Products—1.9%
Central Garden and Pet Co., Class A	*	1,230	12,853
Church & Dwight Co., Inc.		5,138	275,243
Clorox Co. (The)		4,503	329,710
Colgate-Palmolive Co.		16,371	1,711,424
Energizer Holdings, Inc.		1,856	148,443
Kimberly-Clark Corp.		13,185	1,113,210
Procter & Gamble Co. (The)		104,167	7,071,898
WD-40 Co.		949	44,707

			10,707,488

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Broad Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Independent Power Producers & Energy Traders—0.1%
AES Corp. (The)		26,935	$288,205
Calpine Corp.	*	16,000	290,080
Genie Energy Ltd., Class B		1,600	11,360
NRG Energy, Inc.		9,872	226,957

			816,602

Industrial Conglomerates—2.1%
3M Co.		24,174	2,244,556
Carlisle Cos., Inc.		2,452	144,079
Danaher Corp.		18,737	1,047,398
General Electric Co.		395,545	8,302,490
Seaboard Corp.		18	45,538
Standex International Corp.	†	724	37,134

			11,821,195

Insurance—3.5%
Aflac, Inc.		19,465	1,033,981
Alleghany Corp.	*	66	22,138
Allstate Corp. (The)		18,288	734,629
Alterra Capital Holdings Ltd.
(Bermuda)		1,915	53,984
American Equity Investment Life
Holding Co.	†	4,302	52,527
American Financial Group, Inc.		2,657	105,005
American International Group, Inc.	*	14,067	496,565
American National Insurance Co.		945	64,534
Arch Capital Group Ltd. (Bermuda)	*	4,284	188,582
Argo Group International Holdings
Ltd. (Bermuda)		899	30,197
Arthur J. Gallagher & Co.		3,230	111,919
Aspen Insurance Holdings Ltd.
(Bermuda)		3,512	112,665
Assurant, Inc.		1,358	47,123
Assured Guaranty Ltd. (Bermuda)		7,538	107,266
Axis Capital Holdings Ltd.
(Bermuda)		5,691	197,136
Baldwin & Lyons, Inc., Class B		945	22,548
Berkshire Hathaway, Inc., Class B	*	69,675	6,249,847
Brown & Brown, Inc.		5,036	128,217
Chubb Corp. (The)		8,118	611,448
Cincinnati Financial Corp.		6,036	236,370
CNA Financial Corp.		1,422	39,830
CNO Financial Group, Inc.		6,600	61,578
Crawford & Co., Class B	†	1,891	15,090
EMC Insurance Group, Inc.		341	8,143
Employers Holdings, Inc.		2,770	57,007
Endurance Specialty Holdings Ltd.
(Bermuda)		2,698	107,084
Erie Indemnity Co., Class A		1,023	70,812
Everest Re Group Ltd. (Bermuda)		2,468	271,357
FBL Financial Group, Inc., Class A		1,275	43,618
Fidelity National Financial, Inc., Class A		8,236	193,958

		Shares	Value

First American Financial Corp.		3,159	$76,100
Genworth Financial, Inc., Class A	*	16,181	121,519
Hanover Insurance Group, Inc. (The)		2,346	90,884
Hartford Financial Services Group, Inc.		15,915	357,133
HCC Insurance Holdings, Inc.		3,999	148,803
Hilltop Holdings, Inc.	*	1,180	15,977
Horace Mann Educators Corp.		2,000	39,920
Independence Holding Co.		1,056	10,053
Infinity Property & Casualty Corp.		810	47,174
Kansas City Life Insurance Co.		902	34,420
Kemper Corp.		1,906	56,227
Lincoln National Corp.		10,899	282,284
Loews Corp.		8,711	354,973
Markel Corp.	*	152	65,880
Marsh & McLennan Cos., Inc.		18,811	648,415
MBIA, Inc.	*†	5,212	40,914
Mercury General Corp.		1,109	44,016
MetLife, Inc.		32,137	1,058,593
Montpelier Re Holdings Ltd. (Bermuda)		3,734	85,359
National Financial Partners Corp.	*	1,495	25,624
Navigators Group, Inc. (The)	*	938	47,904
Old Republic International Corp.		10,195	108,577
PartnerRe Ltd. (Bermuda)		2,300	185,127
Phoenix Cos., Inc. (The)	*	210	5,193
Platinum Underwriters Holdings
Ltd. (Bermuda)		2,734	125,764
Principal Financial Group, Inc.		10,891	310,611
ProAssurance Corp.		3,294	138,974
Progressive Corp. (The)		18,475	389,822
Protective Life Corp.		3,130	89,455
Prudential Financial, Inc.		17,746	946,394
Reinsurance Group of America, Inc.		1,440	77,069
RenaissanceRe Holdings Ltd. (Bermuda)		2,900	235,654
RLI Corp.	†	1,164	75,264
Safety Insurance Group, Inc.		850	39,244
Selective Insurance Group, Inc.		2,122	40,891
StanCorp Financial Group, Inc.		2,460	90,208
State Auto Financial Corp.		488	7,291
Stewart Information Services Corp.	†	1,239	32,214
Torchmark Corp.		1,049	54,202
Tower Group, Inc.	†	1,736	30,849
Travelers Cos., Inc. (The)		12,194	875,773
United Fire Group, Inc.		1,250	27,300
Unum Group		7,547	157,129
Validus Holdings Ltd. (Bermuda)		3,553	122,863
W.R. Berkley Corp.		2,501	94,388
White Mountains Insurance Group Ltd.		300	154,500

			19,542,086

Internet & Catalog Retail—1.0%
1-800-Flowers.com, Inc., Class A	*	793	2,910
Amazon.com, Inc.	*	13,403	3,366,029
dELiA*s, Inc.	*	925	1,082
Expedia, Inc.		3,588	220,483

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Broad Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Geeknet, Inc.	*	201	$3,236
Hollywood Media Corp.	*	998	1,347
HSN, Inc.		1,886	103,881
Liberty Interactive Corp., Series A	*	16,418	323,106
Liberty Ventures, Series A	*	820	55,563
Netflix, Inc.	*†	1,859	172,478
Overstock.com, Inc.	*†	770	11,019
priceline.com, Inc.	*	1,730	1,074,676
TripAdvisor, Inc.	*	3,588	150,553
Valuevision Media, Inc., Class A	*†	1,741	3,134

			5,489,497

Internet Software & Services—2.3%
Akamai Technologies, Inc.	*	7,479	305,966
AOL, Inc.	*†	3,989	118,114
Autobytel, Inc.	*	276	1,099
Blucora, Inc.	*	1,323	20,784
CoStar Group, Inc.	*	770	68,815
Dealertrack Technologies, Inc.	*	1,800	51,696
Digital River, Inc.	*	1,627	23,413
EarthLink, Inc.		5,814	37,558
eBay, Inc.	*	42,900	2,188,758
Equinix, Inc.	*	1,323	272,803
Facebook, Inc., Class A	*	40,803	1,086,584
Google, Inc., Class A	*	9,291	6,590,757
IAC/InterActiveCorp		2,481	117,351
Internap Network Services Corp.	*	1,297	9,001
Inuvo, Inc.	*	306	285
j2 Global, Inc.	†	1,614	49,356
Keynote Systems, Inc.		1,400	19,726
LinkedIn Corp., Class A	*	2,596	298,073
LivePerson, Inc.	*	3,333	43,796
Looksmart Ltd.	*	500	445
Monster Worldwide, Inc.	*†	4,681	26,307
Move, Inc.	*	1,840	13,966
NIC, Inc.		2,450	40,033
Rackspace Hosting, Inc.	*	2,666	198,004
RealNetworks, Inc.	*	1,461	11,045
Saba Software, Inc.	*	1,576	13,774
Stamps.com, Inc.	*	1,050	26,460
support.com, Inc.	*	1,562	6,529
United Online, Inc.		2,509	14,025
Unwired Planet, Inc.	*	2,570	3,084
ValueClick, Inc.	*	4,058	78,766
VeriSign, Inc.	*	4,905	190,412
Web.com Group, Inc.	*†	308	4,558
WebMD Health Corp.	*	2,424	34,760
WebMediaBrands, Inc.	*	207	414
XO Group, Inc.	*	2,304	21,427
Yahoo! Inc.	*	43,481	865,272
Zix Corp.	*	1,015	2,842

			12,856,058

IT Services—3.4%
Acxiom Corp.	*	3,451	60,254
Alliance Data Systems Corp.	*†	1,955	283,006
Automatic Data Processing, Inc.		17,041	971,507
Broadridge Financial Solutions, Inc.		5,748	131,514
CACI International, Inc., Class A	*	1,198	65,926
CIBER, Inc.	*	2,444	8,163

		Shares	Value

Cognizant Technology Solutions Corp., Class A	*	11,127	$823,954
Computer Sciences Corp.		3,563	142,698
Convergys Corp.		5,933	97,361
CoreLogic, Inc.	*	3,159	85,040
CSG Systems International, Inc.	*	2,153	39,142
DST Systems, Inc.		2,518	152,591
Edgewater Technology, Inc.	*	1,533	5,825
Euronet Worldwide, Inc.	*	1,056	24,922
Fidelity National Information
Services, Inc.		9,512	331,113
Fiserv, Inc.	*	3,747	296,125
Forrester Research, Inc.		963	25,808
Gartner, Inc.	*	1,179	54,258
Genpact Ltd.		6,727	104,269
Global Payments, Inc.		3,238	146,681
Hackett Group, Inc. (The)		1,140	4,879
iGATE Corp.	*	1,397	22,031
International Business Machines Corp.		40,774	7,810,260
Jack Henry & Associates, Inc.		3,591	140,983
Lender Processing Services, Inc.		4,048	99,662
Lionbridge Technologies, Inc.	*	1,165	4,683
Management Network Group, Inc.	*	320	739
Mantech International Corp., Class A	†	1,217	31,569
Mastercard, Inc., Class A		3,819	1,876,198
MAXIMUS, Inc.		2,104	133,015
ModusLink Global Solutions, Inc.	*	1,007	2,920
MoneyGram International, Inc.	*	468	6,220
NeuStar, Inc., Class A	*	3,140	131,660
Online Resources Corp.	*	700	1,589
Paychex, Inc.	†	9,849	306,698
Pfsweb, Inc.	*†	1,209	3,434
SAIC, Inc.	†	8,529	96,548
Sapient Corp.	*	4,150	43,824
StarTek, Inc.	*	994	4,006
Syntel, Inc.		1,554	83,279
TeleTech Holdings, Inc.	*	2,738	48,736
Teradata Corp.	*	6,451	399,252
Total System Services, Inc.		6,935	148,548
Unisys Corp.	*	1,371	23,718
VeriFone Systems, Inc.	*	3,103	92,097
Visa, Inc., Class A		20,306	3,077,984
Western Union Co. (The)		25,245	343,584
WEX, Inc.	*	1,750	131,898

			18,920,171

Leisure Equipment & Products—0.2%
Arctic Cat, Inc.	*	1,857	62,005
Brunswick Corp.		3,797	110,455
Callaway Golf Co.		2,881	18,727
Hasbro, Inc.	†	2,107	75,641
JAKKS Pacific, Inc.	†	765	9,578
LeapFrog Enterprises, Inc.	*	1,261	10,882
Mattel, Inc.		8,487	310,794
Nautilus, Inc.	*	1,359	4,770
Polaris Industries, Inc.		2,406	202,465
Steinway Musical Instruments, Inc.	*	683	14,445
Sturm Ruger & Co., Inc.	†	1,052	47,761

			867,523

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Broad Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Life Sciences Tools & Services—0.6%
Affymetrix, Inc.	*	2,525	$8,004
Agilent Technologies, Inc.		10,372	424,630
Albany Molecular Research, Inc.	*	1,371	7,239
Bio-Rad Laboratories, Inc., Class A	*	623	65,446
Bruker Corp.	*	1,667	25,455
Cambrex Corp.	*	1,258	14,316
Charles River Laboratories
International, Inc.	*	2,755	103,230
Covance, Inc.	*	2,839	164,009
Enzo Biochem, Inc.	*	1,353	3,653
Furiex Pharmaceuticals, Inc.	*	394	7,588
Illumina, Inc.	*†	4,535	252,101
Life Technologies Corp.	*	7,474	366,824
Luminex Corp.	*	1,070	17,933
Mettler-Toledo International, Inc.	*†	913	176,483
PAREXEL International Corp.	*	2,306	68,235
PerkinElmer, Inc.		5,266	167,143
Sequenom, Inc.	*†	19,756	93,248
Techne Corp.		1,736	118,638
Thermo Fisher Scientific, Inc.		14,773	942,222
Waters Corp.	*	3,878	337,851

			3,364,248

Machinery—2.2%
Actuant Corp., Class A		2,022	56,434
AGCO Corp.	*	3,068	150,700
Albany International Corp., Class A		1,437	32,591
American Railcar Industries, Inc.		1,200	38,076
Ampco-Pittsburgh Corp.		613	12,248
Astec Industries, Inc.		821	27,364
Barnes Group, Inc.		2,018	45,324
Blount International, Inc.	*	1,532	24,236
Briggs & Stratton Corp.	†	1,822	38,408
Caterpillar, Inc.		22,687	2,032,301
Chart Industries, Inc.	*†	1,070	71,337
CIRCOR International, Inc.		711	28,149
CLARCOR, Inc.		2,354	112,474
Crane Co.		2,467	114,173
Cummins, Inc.		5,514	597,442
Deere & Co.		13,189	1,139,793
Donaldson Co., Inc.		4,058	133,265
Dover Corp.		5,761	378,555
EnPro Industries, Inc.	*	981	40,123
ESCO Technologies, Inc.		1,222	45,715
Federal Signal Corp.	*	2,159	16,430
Flow International Corp.	*	2,200	7,700
Flowserve Corp.		2,375	348,650
FreightCar America, Inc.		900	20,178
Gardner Denver, Inc.		1,836	125,766
Graco, Inc.		2,883	148,446
Harsco Corp.		3,646	85,681
Hurco Cos., Inc.	*	300	6,900
Hyster-Yale Materials Handling, Inc.		618	30,158
IDEX Corp.		3,304	153,735
Illinois Tool Works, Inc.		16,815	1,022,520
ITT Corp.		2,488	58,368
John Bean Technologies Corp.		1,164	20,684
Joy Global, Inc.		4,237	270,236

		Shares	Value

Kadant, Inc.	*	721	$19,114
Kaydon Corp.		1,422	34,028
Kennametal, Inc.		3,196	127,840
Lincoln Electric Holdings, Inc.		3,754	182,745
Lindsay Corp.		808	64,737
Manitowoc Co., Inc. (The)	†	5,044	79,090
Meritor, Inc.	*	2,791	13,201
Middleby Corp.	*	984	126,159
Mueller Industries, Inc.		1,592	79,648
Mueller Water Products, Inc., Class A		3,000	16,830
Navistar International Corp.	*	2,436	53,032
Nordson Corp.		3,044	192,137
Oshkosh Corp.	*	2,868	85,036
PACCAR, Inc.		14,853	671,504
Pall Corp.		3,831	230,856
Parker Hannifin Corp.		5,068	431,084
Pentair Ltd. (Switzerland)		3,618	177,825
Robbins & Myers, Inc.		2,604	154,808
Sauer-Danfoss, Inc.		1,531	81,709
Snap-on, Inc.		2,419	191,077
SPX Corp.		2,157	151,314
Stanley Black & Decker, Inc.		5,209	385,310
Tecumseh Products Co., Class A	*	712	3,289
Tennant Co.		1,280	56,256
Terex Corp.	*	4,124	115,926
Timken Co.		3,702	177,067
Titan International, Inc.	†	1,356	29,452
Toro Co. (The)		2,040	87,679
Trinity Industries, Inc.		3,051	109,287
Valmont Industries, Inc.		1,162	158,671
Wabash National Corp.	*	6,441	57,776
WABCO Holdings, Inc.	*	2,354	153,457
Wabtec Corp.		1,737	152,057
Watts Water Technologies, Inc., Class A		1,225	52,663
Woodward, Inc.		2,448	93,342
Xylem, Inc.		4,977	134,877

			12,365,043

Marine—0.0%
Eagle Bulk Shipping, Inc.	*†	912	1,368
Genco Shipping & Trading Ltd.	*	2,042	7,127
Kirby Corp.	*	2,358	145,937
Matson, Inc.		1,466	36,239

			190,671

Media—3.2%
A.H. Belo Corp., Class A		944	4,390
AMC Networks, Inc., Class A	*	2,261	111,920
Arbitron, Inc.		1,298	60,591
Belo Corp., Class A		4,721	36,210
Cablevision Systems Corp., Class A		9,044	135,117
CBS Corp., Class B		23,133	880,211
Clear Channel Outdoor Holdings, Inc., Class A	*	2,500	17,550
Comcast Corp., Class A		71,429	2,670,016
Crown Media Holdings, Inc.,
Class A	*†	5,899	10,913
Cumulus Media, Inc., Class A	*†	2,174	5,805
DIRECTV	*	21,514	1,079,142
Discovery Communications, Inc., Class A	*	5,451	346,030
DISH Network Corp., Class A		4,775	173,810

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Broad Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)
DreamWorks Animation SKG, Inc., Class A	*†	1,300	$21,541
Emmis Communications Corp., Class A	*	1,175	2,315
Entercom Communications Corp., Class A	*	2,183	15,237
Entravision Communications Corp., Class A	†	2,852	4,734
EW Scripps Co. (The), Class A	*	1,204	13,015
Gannett Co., Inc.	†	7,301	131,491
Gray Television, Inc.	*	1,838	4,044
Harris Interactive, Inc.	*	2,730	3,276
Harte-Hanks, Inc.		3,119	18,402
Interpublic Group of Cos., Inc. (The)		17,203	189,577
John Wiley & Sons, Inc., Class A		2,491	96,975
Journal Communications, Inc., Class A	*	3,900	21,099
Lamar Advertising Co., Class A	*	3,479	134,811
Liberty Global, Inc., Series A	*	4,456	280,683
Liberty Media Corp.—Liberty Capital, Class A	*	4,301	498,959
LIN TV Corp., Class A	*	1,419	10,685
Lions Gate Entertainment Corp.	*†	7,173	117,637
Live Nation Entertainment, Inc.	*	5,485	51,065
LodgeNet Interactive Corp.	*†	1,250	65
Madison Square Garden Co. (The), Class A	*	2,261	100,275
McClatchy Co. (The), Class A	*†	2,444	7,992
McGraw-Hill Cos., Inc. (The)	†	9,601	524,887
Media General, Inc., Class A	*	952	4,094
Meredith Corp.	†	2,083	71,759
National CineMedia, Inc.		2,226	31,453
New York Times Co. (The), Class A	*†	5,682	48,467
News Corp., Class A		50,315	1,285,045
Omnicom Group, Inc.		9,924	495,803
Radio Unica Communications Corp.	*‡d	1,900	—
Regal Entertainment Group, Class A	†	2,743	38,265
Salem Communications Corp., Class A		850	4,641
Scholastic Corp.	†	1,845	54,538
Scripps Networks Interactive, Inc., Class A		3,612	209,207
Sinclair Broadcast Group, Inc., Class A		2,049	25,858
Sirius XM Radio, Inc.	†	209,370	605,079
Thomson Reuters Corp.		9,746	283,219
Time Warner Cable, Inc.		10,238	995,031
Time Warner, Inc.		34,296	1,640,378
Valassis Communications, Inc.	†	2,236	57,644
Value Line, Inc.	†	573	5,140
Viacom, Inc., Class B		16,902	891,412
Virgin Media, Inc.	†	6,790	249,533
Walt Disney Co. (The)		61,815	3,077,769

		Shares	Value

Washington Post Co. (The), Class B		258	$94,224
World Wrestling Entertainment, Inc., Class A		1,030	8,127

			17,957,156

Metals & Mining—1.0%
AK Steel Holding Corp.	†	5,009	23,041
Alcoa, Inc.		44,044	382,302
Allegheny Technologies, Inc.		3,760	114,154
Allied Nevada Gold Corp.	*	3,041	91,625
AMCOL International Corp.		1,186	36,387
Carpenter Technology Corp.		1,882	97,168
Century Aluminum Co.	*	865	7,577
Cliffs Natural Resources, Inc.	†	4,448	171,515
Coeur d’Alene Mines Corp.	*	7,315	179,949
Commercial Metals Co.		4,080	60,629
Compass Minerals International, Inc.	†	1,915	143,070
Freeport-McMoRan Copper & Gold, Inc.		38,302	1,309,928
Hecla Mining Co.	†	20,609	120,151
Materion Corp.		1,122	28,925
Molycorp, Inc.	*†	1,566	14,783
Newmont Mining Corp.		16,854	782,700
Nucor Corp.		10,963	473,382
Reliance Steel & Aluminum Co.		2,966	184,189
Royal Gold, Inc.		1,153	93,750
RTI International Metals, Inc.	*†	1,363	37,564
Schnitzer Steel Industries, Inc.,
Class A		693	21,019
Southern Copper Corp.		8,793	332,903
Steel Dynamics, Inc.		8,080	110,938
Stillwater Mining Co.	*	3,727	47,631
SunCoke Energy, Inc.	*	1,473	22,964
Tahoe Resources, Inc.	*	5,318	97,426
United States Steel Corp.	†	5,607	133,839
Walter Energy, Inc.		1,840	66,019
Worthington Industries, Inc.		3,575	92,914

			5,278,442

Multiline Retail—0.7%
Big Lots, Inc.	*	1,874	53,334
Dillard’s, Inc., Class A		1,535	128,587
Dollar Tree, Inc.	*	8,356	338,919
Family Dollar Stores, Inc.		3,743	237,344
Fred’s, Inc., Class A	†	1,781	23,705
J.C. Penney Co., Inc.	†	7,928	156,261
Kohl’s Corp.		8,292	356,390
Macy’s, Inc.		14,423	562,785
Nordstrom, Inc.		6,901	369,204
Saks, Inc.	*†	5,811	61,074
Sears Holdings Corp.	*†	3,097	128,092
Target Corp.		23,232	1,374,637
Tuesday Morning Corp.	*	1,816	11,350

			3,801,682

Multi-Utilities—1.1%
Alliant Energy Corp.		4,491	197,200
Ameren Corp.		8,429	258,939
Avista Corp.		1,759	42,409
Black Hills Corp.		2,041	74,170
CenterPoint Energy, Inc.		12,705	244,571
CH Energy Group, Inc.		694	45,263

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Broad Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)
CMS Energy Corp.		15,613	$380,645
Consolidated Edison, Inc.		9,508	528,074
Dominion Resources, Inc.		18,948	981,506
DTE Energy Co.		5,654	339,523
Integrys Energy Group, Inc.	†	5,523	288,411
MDU Resources Group, Inc.		7,657	162,635
NiSource, Inc.		10,893	271,127
NorthWestern Corp.		1,449	50,324
PG&E Corp.		13,909	558,863
Public Service Enterprise Group, Inc.		19,188	587,153
SCANA Corp.		4,791	218,661
Sempra Energy		6,698	475,156
TECO Energy, Inc.		7,797	130,678
Vectren Corp.		3,706	108,956
Wisconsin Energy Corp.		9,128	336,367

			6,280,631

Office Electronics—0.1%
Xerox Corp.		37,010	252,408
Zebra Technologies Corp., Class A	*	2,988	117,369

			369,777

Oil, Gas & Consumable Fuels—8.5%
Adams Resources & Energy, Inc.		1,462	51,272
Alpha Natural Resources, Inc.	*†	8,351	81,339
Anadarko Petroleum Corp.		17,995	1,337,208
Apache Corp.		13,575	1,065,638
Apco Oil and Gas International, Inc.		1,181	14,538
Arch Coal, Inc.	†	7,214	52,806
Berry Petroleum Co., Class A		2,902	97,362
BP Prudhoe Bay Royalty Trust		1,105	75,737
BPZ Resources, Inc.	*†	4,003	12,609
Cabot Oil & Gas Corp.		6,150	305,901
Callon Petroleum Co.	*	779	3,661
Carrizo Oil & Gas, Inc.	*	1,800	37,656
Cheniere Energy, Inc.	*†	6,673	125,319
Chesapeake Energy Corp.	†	24,112	400,741
Chevron Corp.		72,343	7,823,172
Cimarex Energy Co.		2,681	154,774
Clayton Williams Energy, Inc.	*	550	22,000
Comstock Resources, Inc.	*†	1,735	26,251
Concho Resources, Inc.	*	3,943	317,648
ConocoPhillips		44,848	2,600,736
CONSOL Energy, Inc.		7,662	245,950
Contango Oil & Gas Co.		902	38,209
Continental Resources, Inc.	*	2,992	219,882
Cross Timbers Royalty Trust		575	15,479
Crosstex Energy, Inc.		2,100	30,114
Denbury Resources, Inc.	*	16,015	259,443
Devon Energy Corp.		14,461	752,550
Energen Corp.		2,644	119,218
Energy XXI Bermuda Ltd. (Bermuda)		3,270	105,261
EOG Resources, Inc.		8,407	1,015,482
EQT Corp.		5,288	311,886
EXCO Resources, Inc.	†	8,720	59,034
Exxon Mobil Corp.		170,924	14,793,472
Forest Oil Corp.	*†	3,820	25,556
FX Energy, Inc.	*	3,496	14,369

		Shares	Value

GMX Resources, Inc.	*†	1,297	$649
Goodrich Petroleum Corp.	*†	1,566	14,595
Gulfport Energy Corp.	*	3,188	121,845
Hess Corp.		10,275	544,164
HollyFrontier Corp.		5,470	254,629
Hugoton Royalty Trust		1,669	12,200
James River Coal Co.	*†	1,500	4,800
Kinder Morgan, Inc.		35,675	1,260,398
Kodiak Oil & Gas Corp.	*	17,054	150,928
Marathon Oil Corp.		25,577	784,191
Marathon Petroleum Corp.		12,788	805,644
McMoRan Exploration Co.	*	2,961	47,524
Murphy Oil Corp.		5,804	345,628
Newfield Exploration Co.	*	3,712	99,407
Noble Energy, Inc.		4,966	505,241
Occidental Petroleum Corp.		30,246	2,317,146
PDC Energy, Inc.	*†	1,250	41,513
Peabody Energy Corp.		10,624	282,705
Penn Virginia Corp.		13,955	61,542
PetroQuest Energy, Inc.	*	3,346	16,563
Phillips 66		25,224	1,339,394
Pioneer Natural Resources Co.		5,081	541,584
Plains Exploration & Production Co.	*	5,227	245,355
QEP Resources, Inc.		7,412	224,361
Quicksilver Resources, Inc.	*	3,960	11,326
Range Resources Corp.	†	5,516	346,570
Rentech, Inc.	†	49,300	129,659
Rosetta Resources, Inc.	*	3,400	154,224
SandRidge Energy, Inc.	*†	26,990	171,387
Ship Finance International Ltd.
(Bermuda)	†	3,352	55,744
SM Energy Co.		2,262	118,099
Southwestern Energy Co.	*	12,344	412,413
Spectra Energy Corp.		23,691	648,660
Stone Energy Corp.	*	1,208	24,788
Swift Energy Co.	*	1,142	17,575
Syntroleum Corp.	*†	1,246	492
Teekay Corp. (Bermuda)		1,691	54,281
Tesoro Corp.		3,822	168,359
Ultra Petroleum Corp.	*	7,839	142,121
USEC, Inc.	*†	7,347	3,894
Vaalco Energy, Inc.	*	3,800	32,870
Valero Energy Corp.		22,004	750,777
Verenium Corp.	*†	149	323
Warren Resources, Inc.	*	3,600	10,116
Western Refining, Inc.	†	2,500	70,475
Whiting Petroleum Corp.	*	2,484	107,731
Williams Cos., Inc. (The)		24,207	792,537
World Fuel Services Corp.	†	1,920	79,046
WPX Energy, Inc.	*	8,069	120,067

			47,057,813

Paper & Forest Products—0.2%
Buckeye Technologies, Inc.		1,251	35,916
Clearwater Paper Corp.	*	924	36,184
Deltic Timber Corp.		724	51,129
Domtar Corp. (Canada)		1,388	115,926
International Paper Co.		14,370	572,501
Louisiana-Pacific Corp.	*	4,396	84,931
MeadWestvaco Corp.		2,983	95,068
Neenah Paper, Inc.		652	18,562
P.H. Glatfelter Co.		1,740	30,415
Schweitzer-Mauduit International, Inc.		1,448	56,515

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Broad Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Wausau Paper Corp.		1,903	$16,480

			1,113,627

Personal Products—0.2%
Avon Products, Inc.	†	14,351	206,080
Elizabeth Arden, Inc.	*†	1,017	45,775
Estee Lauder Cos., Inc. (The),
Class A		7,494	448,591
Herbalife Ltd. (Cayman Islands)	†	3,985	131,266
Medifast, Inc.	*	734	19,370
Nu Skin Enterprises, Inc., Class A	†	3,018	111,817
USANA Health Sciences, Inc.	*†	593	19,528

			982,427

Pharmaceuticals—4.7%
Allergan, Inc.		11,119	1,019,946
AVANIR Pharmaceuticals, Inc., Class A	*†	30,376	79,889
Biosante Pharmaceuticals, Inc.	*†	50	62
Bristol-Myers Squibb Co.		62,456	2,035,441
Columbia Laboratories, Inc.	*†	1,819	1,156
Durect Corp.	*	1,900	1,748
Eli Lilly & Co.		37,532	1,851,078
Emisphere Technologies, Inc.	*	772	126
Endo Health Solutions, Inc.	*	4,151	109,047
Forest Laboratories, Inc.	*	9,208	325,226
Heska Corp.		446	3,613
Hi-Tech Pharmacal Co., Inc.		862	30,153
Hospira, Inc.	*	5,415	169,165
Johnson & Johnson		104,575	7,330,707
Medicines Co. (The)	*	2,018	48,371
Merck & Co., Inc.		108,263	4,432,287
Mylan, Inc.	*	10,972	301,510
Nektar Therapeutics	*†	2,368	17,547
Optimer Pharmaceuticals, Inc.	*	2,592	23,458
Pain Therapeutics, Inc.	*	1,318	3,572
Perrigo Co.		3,119	324,470
Pfizer, Inc.		282,739	7,091,094
Pozen, Inc.	*	1,014	5,080
Questcor Pharmaceuticals, Inc.	†	4,217	112,678
Salix Pharmaceuticals Ltd.	*	2,346	94,966
Sciclone Pharmaceuticals, Inc.	*	1,700	7,327
ViroPharma, Inc.	*	4,061	92,428
Vivus, Inc.	*†	1,630	21,875
Watson Pharmaceuticals, Inc.	*	4,630	398,180
XenoPort, Inc.	*	1,939	15,066

			25,947,266

Professional Services—0.3%
Advisory Board Co. (The)	*†	1,900	88,901
Barrett Business Services, Inc.		2,203	83,912
CDI Corp.		1,131	19,374
Corporate Executive Board Co. (The)		1,507	71,522
CRA International, Inc.	*	986	19,493
Dun & Bradstreet Corp. (The)	†	1,546	121,593
Equifax, Inc.		2,521	136,436
FTI Consulting, Inc.	*	1,735	57,255
Heidrick & Struggles
International, Inc.		865	13,200
Huron Consulting Group, Inc.	*	988	33,286
IHS, Inc., Class A	*	1,414	135,744

		Shares	Value

Insperity, Inc.		1,143	$37,216
Kelly Services, Inc., Class A		1,173	18,463
Kforce, Inc.		297	4,256
Korn/Ferry International	*	1,624	25,757
Manpower, Inc.		3,593	152,487
Navigant Consulting, Inc.	*	2,313	25,813
On Assignment, Inc.	*	1,243	25,208
RCM Technologies, Inc.		1,593	8,045
Resources Connection, Inc.		2,060	24,596
Robert Half International, Inc.		3,922	124,798
Towers Watson & Co., Class A		1,600	89,936
TrueBlue, Inc.	*	2,485	39,139
Verisk Analytics, Inc., Class A	*	4,073	207,723

			1,564,153

Real Estate Investment Trusts (REITs)—3.8%
Acadia Realty Trust REIT		1,368	34,309
Agree Realty Corp. REIT		814	21,807
Alexander’s, Inc. REIT		78	25,802
Alexandria Real Estate Equities, Inc. REIT		1,245	86,303
American Campus Communities, Inc. REIT		5,751	265,294
American Capital Agency Corp. REIT		11,950	345,833
American Realty Capital Trust, Inc. REIT		9,762	112,751
American Tower Corp. REIT		13,160	1,016,873
Annaly Capital Management, Inc. REIT		37,828	531,105
Anworth Mortgage Asset Corp. REIT		18,790	108,606
Apartment Investment & Management Co., Class A REIT		5,659	153,133
ARMOUR Residential REIT, Inc. REIT		15,586	100,841
Ashford Hospitality Trust, Inc. REIT		4,200	44,142
Associated Estates Realty Corp. REIT		7,406	119,385
AvalonBay Communities, Inc. REIT		3,314	449,345
BioMed Realty Trust, Inc. REIT		6,210	120,039
Boston Properties, Inc. REIT		5,737	607,032
Brandywine Realty Trust REIT		6,105	74,420
BRE Properties, Inc. REIT		2,433	123,669
BRT Realty Trust REIT	*	421	2,762
Camden Property Trust REIT		2,058	140,376
Capital Trust, Inc., Class A REIT		523	1,098
Capstead Mortgage Corp. REIT		2,400	27,528
CBL & Associates Properties, Inc. REIT		10,788	228,814
Cedar Realty Trust, Inc. REIT		33,497	176,864
Chimera Investment Corp. REIT		42,645	111,303
Colonial Properties Trust REIT		1,962	41,928
CommonWealth REIT REIT		2,285	36,194
Corporate Office Properties
Trust REIT		1,904	47,562
Cousins Properties, Inc. REIT		2,489	20,783
CubeSmart REIT		8,821	128,522
DCT Industrial Trust, Inc. REIT		6,576	42,678
DDR Corp. REIT		5,227	81,855
DiamondRock Hospitality Co. REIT		4,047	36,423

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Broad Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Digital Realty Trust, Inc. REIT	†	5,681	$385,683
Douglas Emmett, Inc. REIT		4,212	98,140
Duke Realty Corp. REIT		5,609	77,797
DuPont Fabros Technology, Inc. REIT	†	4,666	112,731
EastGroup Properties, Inc. REIT		1,538	82,760
EPR Properties REIT		2,733	126,019
Equity Lifestyle Properties, Inc. REIT		1,140	76,711
Equity One, Inc. REIT		2,619	55,025
Equity Residential REIT		11,387	645,301
Essex Property Trust, Inc. REIT		807	118,347
Extra Space Storage, Inc. REIT		3,500	127,365
Federal Realty Investment Trust REIT		2,295	238,726
FelCor Lodging Trust, Inc. REIT	*	19,456	90,860
First Industrial Realty Trust, Inc. REIT	*	6,729	94,744
First Potomac Realty Trust REIT		1,628	20,122
Franklin Street Properties Corp. REIT		2,200	27,082
General Growth Properties, Inc. REIT		21,432	425,425
Getty Realty Corp. REIT	†	1,747	31,551
Glimcher Realty Trust REIT		17,270	191,524
Government Properties Income Trust REIT		4,788	114,768
Gramercy Capital Corp. REIT	*	2,182	6,415
Hatteras Financial Corp. REIT		1,935	48,007
HCP, Inc. REIT	†	13,391	605,005
Health Care REIT, Inc. REIT		9,130	559,578
Healthcare Realty Trust, Inc. REIT		1,881	45,163
Healthcare Trust of America, Inc., Class A REIT		11,331	112,177
Highwoods Properties, Inc. REIT	†	2,393	80,046
Home Properties, Inc. REIT		1,390	85,221
Hospitality Properties Trust REIT		2,923	68,457
Host Hotels & Resorts, Inc. REIT		21,796	341,543
Inland Real Estate Corp. REIT		2,302	19,291
Investors Real Estate Trust REIT	†	2,989	26,094
iStar Financial, Inc. REIT	*	4,331	35,298
Kilroy Realty Corp. REIT		3,732	176,785
Kimco Realty Corp. REIT		15,341	296,388
Kite Realty Group Trust REIT		2,654	14,836
LaSalle Hotel Properties REIT		1,561	39,634
Lexington Realty Trust REIT		9,308	97,269
Liberty Property Trust REIT		3,372	120,616
LTC Properties, Inc. REIT		2,385	83,928
Macerich Co. (The) REIT		5,275	307,533
Mack-Cali Realty Corp. REIT		2,488	64,962
Medical Properties Trust, Inc. REIT		11,530	137,899
MFA Financial, Inc. REIT		10,801	87,596
Mid-America Apartment
Communities, Inc. REIT		1,240	80,290
Monmouth Real Estate Investment Corp., Class A REIT		3,275	33,929
MPG Office Trust, Inc. REIT	*†	37,007	113,982

		Shares	Value

National Health Investors, Inc. REIT		979	$55,343
National Retail Properties, Inc. REIT		2,356	73,507
Newcastle Investment Corp. REIT		754	6,545
NorthStar Realty Finance Corp. REIT		4,388	30,892
Omega Healthcare Investors, Inc. REIT	†	4,100	97,785
Parkway Properties, Inc. REIT		16,897	236,389
Pennsylvania Real Estate Investment Trust REIT		1,510	26,636
Plum Creek Timber Co., Inc. REIT	†	7,429	329,625
PMC Commercial Trust REIT		865	6,142
Post Properties, Inc. REIT		2,078	103,796
Potlatch Corp. REIT		1,618	63,409
Prologis, Inc. REIT		19,190	700,243
PS Business Parks, Inc. REIT		599	38,923
Public Storage REIT		6,057	878,023
RAIT Financial Trust REIT		7,882	44,533
Ramco-Gershenson Properties Trust REIT		1,275	16,970
Rayonier, Inc. REIT	†	5,004	259,357
Realty Income Corp. REIT	†	4,138	166,389
Redwood Trust, Inc. REIT	†	1,008	17,025
Regency Centers Corp. REIT		2,745	129,344
Rouse Properties, Inc. REIT	†	579	9,797
Ryman Hospitality Properties REIT		2,005	77,112
Sabra Health Care REIT, Inc. REIT		694	15,074
Saul Centers, Inc. REIT		987	42,234
Senior Housing Properties Trust REIT		3,680	86,995
Simon Property Group, Inc. REIT		11,699	1,849,495
SL Green Realty Corp. REIT		3,603	276,170
Sovran Self Storage, Inc. REIT		1,269	78,805
Strategic Hotels & Resorts, Inc. REIT	*	22,977	147,053
Sun Communities, Inc. REIT		1,061	42,323
Sunstone Hotel Investors, Inc. REIT	*	2,559	27,407
Tanger Factory Outlet Centers, Inc. REIT		2,442	83,516
Taubman Centers, Inc. REIT		2,083	163,974
Two Harbors Investment Corp. REIT		10,028	111,110
UDR, Inc. REIT		6,077	144,511
Universal Health Realty Income Trust REIT		1,333	67,463
Ventas, Inc. REIT		12,494	808,612
Vornado Realty Trust REIT	†	7,702	616,776
Washington Real Estate Investment
Trust REIT		1,834	47,959
Weingarten Realty Investors REIT	†	3,474	92,999
Weyerhaeuser Co. REIT		16,471	458,223

			20,822,486

Real Estate Management & Development—0.1%
Alexander & Baldwin, Inc.	*	1,466	43,056
Altisource Asset Management Corp. (Virgin Islands, U.S.)	*	1	74

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Broad Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Brookfield Office Properties, Inc.		15,325	$260,678
CBRE Group, Inc.	*	6,900	137,310
Forest City Enterprises, Inc., Class A	*	9,240	149,226
Forestar Group, Inc.	*	1,502	26,030
Jones Lang LaSalle, Inc.		1,311	110,045
St. Joe Co. (The)	*†	3,582	82,673
Tejon Ranch Co.	*	858	24,093

			833,185

Road & Rail—0.8%
Amerco, Inc.		805	102,082
Arkansas Best Corp.		903	8,624
Avis Budget Group, Inc.	*†	4,424	87,684
Con-way, Inc.		2,160	60,091
CSX Corp.		35,751	705,367
Genesee & Wyoming, Inc., Class A	*	1,576	119,902
Heartland Express, Inc.		4,220	55,155
J.B. Hunt Transport Services, Inc.	†	1,317	78,638
Kansas City Southern		4,745	396,113
Knight Transportation, Inc.		3,879	56,750
Landstar System, Inc.		2,256	118,350
Norfolk Southern Corp.		10,521	650,619
Old Dominion Freight Line, Inc.	*	4,011	137,497
PAM Transportation Services, Inc.		338	3,458
Ryder System, Inc.		707	35,300
Saia, Inc.	*	1,662	38,425
Union Pacific Corp.		15,516	1,950,671
Werner Enterprises, Inc.		2,915	63,168

			4,667,894

Semiconductors & Semiconductor Equipment—2.0%
Advanced Energy Industries, Inc.	*	1,428	19,721
Advanced Micro Devices, Inc.	*†	21,447	51,473
Altera Corp.		9,504	327,318
Amkor Technology, Inc.	*†	7,211	30,647
ANADIGICS, Inc.	*†	9,445	23,801
Analog Devices, Inc.		7,450	313,347
Applied Materials, Inc.		43,119	493,281
Applied Micro Circuits Corp.	*	3,186	26,762
Atmel Corp.	*	18,733	122,701
ATMI, Inc.	*	1,559	32,552
Axcelis Technologies, Inc.	*	4,095	5,692
AXT, Inc.	*	946	2,658
Broadcom Corp., Class A		18,226	605,285
Brooks Automation, Inc.		3,103	24,979
Cabot Microelectronics Corp.		1,049	37,250
Ceva, Inc.	*	692	10,899
Cirrus Logic, Inc.	*	2,946	85,346
Cohu, Inc.		859	9,312
Cree, Inc.	*†	3,097	105,236
Cymer, Inc.	*	1,498	135,464
Cypress Semiconductor Corp.	*	4,876	52,856
Diodes, Inc.	*	2,400	41,640
DSP Group, Inc.	*	1,194	6,877
Entegris, Inc.	*	5,738	52,675
Exar Corp.	*	1,758	15,646
Fairchild Semiconductor
International, Inc.	*	4,903	70,603

		Shares	Value

First Solar, Inc.	*†	2,540	$78,435
FormFactor, Inc.	*	1,417	6,462
GigOptix, Inc.	*	827	1,588
Integrated Device Technology, Inc.	*	8,168	59,626
Integrated Silicon Solution, Inc.	*	1,269	11,421
Intel Corp.		189,338	3,906,043
International Rectifier Corp.	*	2,631	46,648
Intersil Corp., Class A		5,757	47,726
IXYS Corp.		1,329	12,147
KLA-Tencor Corp.		4,441	212,102
Kopin Corp.	*	2,431	8,095
Kulicke & Soffa Industries, Inc.	*	2,008	24,076
Lam Research Corp.	*	6,125	221,296
Lattice Semiconductor Corp.	*	4,395	17,536
Linear Technology Corp.		5,243	179,835
LSI Corp.	*	30,700	217,356
LTX-Credence Corp.	*	1,358	8,909
Marvell Technology Group Ltd. (Bermuda)		18,500	134,310
Mattson Technology, Inc.	*	1,760	1,478
Maxim Integrated Products, Inc.		5,913	173,842
MEMC Electronic Materials, Inc.	*	8,113	26,043
Micrel, Inc.		3,731	35,445
Microchip Technology, Inc.	†	3,565	116,183
Micron Technology, Inc.	*	35,271	223,971
Microsemi Corp.	*	2,474	52,053
Mindspeed Technologies, Inc.	*†	801	3,749
MIPS Technologies, Inc.	*	2,228	17,423
MKS Instruments, Inc.		2,455	63,290
MoSys, Inc.	*†	1,251	4,353
NVE Corp.	*	348	19,311
NVIDIA Corp.		20,184	248,061
OmniVision Technologies, Inc.	*	2,354	33,144
ON Semiconductor Corp.	*	10,008	70,556
PDF Solutions, Inc.	*†	974	13,422
Pericom Semiconductor Corp.	*	1,023	8,215
Photronics, Inc.	*	1,388	8,272
PLX Technology, Inc.	*	1,050	3,812
PMC—Sierra, Inc.	*	7,045	36,704
Power Integrations, Inc.	†	1,952	65,607
QuickLogic Corp.	*†	1,050	2,279
Rambus, Inc.	*†	4,071	19,866
RF Micro Devices, Inc.	*	8,143	36,481
Rudolph Technologies, Inc.	*	1,247	16,772
Semtech Corp.	*	2,970	85,982
Sigma Designs, Inc.	*	1,320	6,798
Silicon Image, Inc.	*	2,948	14,622
Silicon Laboratories, Inc.	*	2,124	88,804
Skyworks Solutions, Inc.	*	5,822	118,187
SunPower Corp.	*†	141	792
Teradyne, Inc.	*	7,938	134,073
Tessera Technologies, Inc.		1,560	25,615
Texas Instruments, Inc.		35,370	1,094,348
Transwitch Corp.	*	429	262
TriQuint Semiconductor, Inc.	*	4,918	23,803
Ultratech, Inc.	*	971	36,218
Veeco Instruments, Inc.	*†	1,294	38,199
Xilinx, Inc.		6,637	238,268

			11,103,935

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Broad Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Software—3.7%
Accelrys, Inc.	*	2,216	$20,055
ACI Worldwide, Inc.	*	1,653	72,220
Activision Blizzard, Inc.		23,814	252,905
Actuate Corp.	*	2,084	11,670
Adobe Systems, Inc.	*	17,358	654,049
Advent Software, Inc.	*	2,902	62,045
American Software, Inc., Class A		1,950	15,132
ANSYS, Inc.	*	2,396	161,347
Autodesk, Inc.	*	9,258	327,270
Blackbaud, Inc.		2,650	60,500
BMC Software, Inc.	*	2,708	107,399
CA, Inc.		11,593	254,814
Cadence Design Systems, Inc.	*	10,745	145,165
Callidus Software, Inc.	*†	172	781
Citrix Systems, Inc.	*	7,179	472,019
Compuware Corp.	*	7,505	81,579
Concur Technologies, Inc.	*†	2,083	140,644
Datawatch Corp.	*	3,500	48,335
Ebix, Inc.	†	2,802	45,028
Electronic Arts, Inc.	*	12,060	175,232
EPIQ Systems, Inc.		1,087	13,892
Evolving Systems, Inc.		527	3,141
FactSet Research Systems, Inc.	†	1,490	131,209
Fair Isaac Corp.		3,039	127,729
FalconStor Software, Inc.	*†	1,373	3,199
Fortinet, Inc.	*	5,654	119,130
Informatica Corp.	*	3,171	96,145
Interactive Intelligence Group, Inc.	*†	950	31,863
Intuit, Inc.		8,244	490,518
Manhattan Associates, Inc.	*	1,346	81,218
Mentor Graphics Corp.	*	2,745	46,720
MICROS Systems, Inc.	*	3,428	145,484
Microsoft Corp.		299,079	7,994,382
MicroStrategy, Inc., Class A	*	513	47,904
Netscout Systems, Inc.	*	1,250	32,488
Nuance Communications, Inc.	*†	9,517	212,419
Oracle Corp.		142,164	4,736,904
Parametric Technology Corp.	*	4,423	99,562
Pegasystems, Inc.	†	2,141	48,558
Progress Software Corp.	*	1,983	41,623
QAD, Inc., Class B		136	1,764
QLIK Technologies, Inc.	*	5,933	128,865
Red Hat, Inc.	*	7,251	384,013
Rovi Corp.	*	3,917	60,439
Salesforce.com, Inc.	*	3,783	635,922
Scientific Learning Corp.	*	3,145	1,981
SeaChange International, Inc.	*	958	9,264
SolarWinds, Inc.	*	1,876	98,396
Solera Holdings, Inc.		1,099	58,764
Sonic Foundry, Inc.	*†	120	697
Symantec Corp.	*	26,135	491,599
Synopsys, Inc.	*	6,501	206,992
Take-Two Interactive Software, Inc.	*	2,643	29,099
TeleCommunication Systems, Inc., Class A	*	1,200	2,964
TIBCO Software, Inc.	*	4,452	97,989
TiVo, Inc.	*	2,696	33,215
Tyler Technologies, Inc.	*	1,886	91,358

		Shares	Value

Ultimate Software Group, Inc.	*	1,242	$117,257
VASCO Data Security International, Inc.	*†	3,804	31,041
VMware, Inc., Class A	*	1,733	163,145
Websense, Inc.	*	1,958	29,448

			20,286,489

Specialty Retail—2.2%
Aaron’s, Inc.		2,908	82,238
Abercrombie & Fitch Co., Class A		3,072	147,364
Advance Auto Parts, Inc.		1,752	126,757
Aeropostale, Inc.	*	2,075	26,996
American Eagle Outfitters, Inc.		3,552	72,852
America’s Car-Mart, Inc.	*	354	14,344
ANN, Inc.	*	2,733	92,485
Asbury Automotive Group, Inc.	*	1,342	42,984
Ascena Retail Group, Inc.	*	5,194	96,037
AutoNation, Inc.	*	2,555	101,433
AutoZone, Inc.	*	1,460	517,468
Barnes & Noble, Inc.	*†	828	12,495
bebe stores, Inc.		790	3,152
Bed Bath & Beyond, Inc.	*	6,586	368,223
Best Buy Co., Inc.		9,299	110,193
Big 5 Sporting Goods Corp.		1,071	14,030
Brown Shoe Co., Inc.		1,791	32,901
Buckle, Inc. (The)	†	1,236	55,175
CarMax, Inc.	*	6,608	248,064
Casual Male Retail Group, Inc.	*	1,930	8,106
Cato Corp. (The), Class A		1,761	48,304
Chico’s FAS, Inc.		7,236	133,577
Children’s Place Retail Stores, Inc. (The)	*	1,144	50,668
Christopher & Banks Corp.	*	1,528	8,328
Coldwater Creek, Inc.	*	382	1,837
Destination Maternity Corp.		1,200	25,872
Dick’s Sporting Goods, Inc.	†	2,480	112,815
DSW, Inc., Class A		596	39,151
Finish Line, Inc. (The), Class A		1,917	36,289
Foot Locker, Inc.		5,840	187,581
GameStop Corp., Class A	†	1,010	25,341
Gap, Inc. (The)		12,606	391,290
Genesco, Inc.	*	921	50,655
Group 1 Automotive, Inc.	†	1,068	66,205
Guess?, Inc.	†	3,548	87,068
Haverty Furniture Cos., Inc.		1,111	18,120
Hibbett Sports, Inc.	*	1,396	73,569
Home Depot, Inc. (The)		47,382	2,930,577
Hot Topic, Inc.	†	1,824	17,602
Jos A. Bank Clothiers, Inc.	*†	865	36,832
Kirkland’s, Inc.	*	833	8,821
Limited Brands, Inc.		7,008	329,796
Lithia Motors, Inc., Class A		862	32,256
Lowe’s Cos., Inc.		39,938	1,418,598
MarineMax, Inc.	*	800	7,152
Men’s Wearhouse, Inc. (The)		2,437	75,937
Monro Muffler Brake, Inc.	†	1,487	52,000
Office Depot, Inc.	*	11,792	38,678
OfficeMax, Inc.		3,587	35,009
Orchard Supply Hardware Stores Corp., Class A	*†	140	1,037
O’Reilly Automotive, Inc.	*	3,911	349,722
Pacific Sunwear of California, Inc.	*†	3,025	4,810

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Broad Market Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Penske Automotive Group, Inc.		1,654	$49,769
Pep Boys-Manny, Moe & Jack (The)	†	2,200	21,626
PetSmart, Inc.		3,546	242,334
Pier 1 Imports, Inc.		3,712	74,240
RadioShack Corp.	†	2,569	5,446
Rent-A-Center, Inc.		3,377	116,034
Ross Stores, Inc.		6,787	367,516
Sally Beauty Holdings, Inc.	*	3,659	86,243
Select Comfort Corp.	*	2,104	55,062
Signet Jewelers Ltd. (Bermuda)		3,344	178,570
Sonic Automotive, Inc., Class A	†	1,649	34,448
Stage Stores, Inc.		2,236	55,408
Staples, Inc.	†	22,960	261,744
Stein Mart, Inc.		1,261	9,508
Systemax, Inc.		1,358	13,105
Tiffany & Co.	†	3,221	184,692
TJX Cos., Inc.		24,012	1,019,309
Tractor Supply Co.		3,098	273,739
Trans World Entertainment Corp.		1,932	6,723
Ulta Salon Cosmetics & Fragrance, Inc.		1,162	114,178
Urban Outfitters, Inc.	*	5,012	197,272
West Marine, Inc.	*	803	8,632
Wet Seal, Inc. (The), Class A	*	1,246	3,439
Williams-Sonoma, Inc.		3,877	169,696
Zale Corp.	*	2,300	9,453

			12,426,980

Textiles, Apparel & Luxury Goods—0.7%
Carter’s, Inc.	*	1,476	82,139
Charles & Colvard Ltd.	*	1,843	7,225
Cherokee, Inc.		994	13,628
Coach, Inc.		10,479	581,689
Columbia Sportswear Co.	†	652	34,791
Crocs, Inc.	*	3,600	51,804
Culp, Inc.		888	13,329
Deckers Outdoor Corp.	*†	1,935	77,922
Fifth & Pacific Cos., Inc.	*†	4,930	61,379
Fossil, Inc.	*	1,614	150,263
Hanesbrands, Inc.	*	4,099	146,826
Iconix Brand Group, Inc.	*	2,737	61,090
Jones Group, Inc. (The)	†	4,641	51,330
K-Swiss, Inc., Class A	*	1,476	4,959
Movado Group, Inc.		1,678	51,481
NIKE, Inc., Class B		25,670	1,324,572
Oxford Industries, Inc.		936	43,393
PVH Corp.		1,267	140,650
Quiksilver, Inc.	*	4,288	18,224
Ralph Lauren Corp.		1,422	213,186
Skechers U.S.A., Inc., Class A	*	1,935	35,798
Steven Madden Ltd.	*	1,689	71,394
Under Armour, Inc., Class A	*†	3,874	188,005
Unifi, Inc.	*	876	11,397
V.F. Corp.	†	3,109	469,366
Warnaco Group, Inc. (The)	*	1,527	109,287
Wolverine World Wide, Inc.	†	2,589	106,097

			4,121,224

Thrifts & Mortgage Finance—0.2%
Astoria Financial Corp.		3,465	32,432
Bank Mutual Corp.		3,756	16,151

		Shares	Value

BBX Capital Corp., Class A	*	639	$4,281
Beneficial Mutual Bancorp, Inc.	*	969	9,205
Brookline Bancorp, Inc.		3,765	32,003
Capitol Federal Financial, Inc.		4,787	55,960
CFS Bancorp, Inc.		1,873	11,688
Dime Community Bancshares, Inc.		1,638	22,752
Doral Financial Corp. (Puerto Rico)	*	221	160
Federal Home Loan Mortgage Corp.	*†	25,235	6,637
Federal National Mortgage Association	*†	37,770	9,631
Flagstar Bancorp, Inc.	*	21	407
Hudson City Bancorp, Inc.		14,470	117,641
MGIC Investment Corp.	*†	4,084	10,863
NASB Financial, Inc.	*†	528	11,283
New York Community Bancorp, Inc.		12,640	165,584
Northwest Bancshares, Inc.		4,608	55,941
Ocwen Financial Corp.	*	3,358	116,153
People’s United Financial, Inc.		18,806	227,365
Provident Financial Services, Inc.		943	14,070
Provident New York Bancorp		3,670	34,168
Radian Group, Inc.	†	3,844	23,487
Riverview Bancorp, Inc.	*	2,600	4,394
TFS Financial Corp.	*	3,398	32,689
Tree.com, Inc.		314	5,661
TrustCo Bank Corp NY		3,435	18,137
Washington Federal, Inc.		3,379	57,004
Westfield Financial, Inc.		4,068	29,412

			1,125,159

Tobacco—1.5%
Alliance One International, Inc.	*†	2,000	7,280
Altria Group, Inc.		70,302	2,208,889
Lorillard, Inc.		4,458	520,115
Philip Morris International, Inc.		60,192	5,034,459
Reynolds American, Inc.		11,115	460,494
Universal Corp.	†	1,078	53,803
Vector Group Ltd.	†	3,045	45,279

			8,330,319

Trading Companies & Distributors—0.3%
Applied Industrial Technologies, Inc.		2,056	86,373
Beacon Roofing Supply, Inc.	*†	2,570	85,530
Fastenal Co.	†	11,276	526,476
GATX Corp.		1,766	76,468
H&E Equipment Services, Inc.		1,600	24,112
MSC Industrial Direct Co., Inc., Class A		1,782	134,327
United Rentals, Inc.	*†	2,798	127,365
W.W. Grainger, Inc.		2,301	465,653
Watsco, Inc.	†	553	41,420
WESCO International, Inc.	*†	1,550	104,516
Willis Lease Finance Corp.	*	1,234	17,659

			1,689,899

Water Utilities—0.1%
American States Water Co.		1,261	60,503
American Water Works Co., Inc.		2,266	84,137
Aqua America, Inc.	†	4,329	110,043
California Water Service Group		1,930	35,415

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Broad Market Index Fund			Shares	Value

COMMON STOCKS—(Continued)
Connecticut Water Service, Inc.			500	$14,890
SJW Corp.			1,010	26,866

				331,854

Wireless Telecommunication Services—0.3%
Crown Castle International Corp.		*	11,170	806,027
Leap Wireless International, Inc.		*†	3,300	21,945
MetroPCS Communications, Inc.		*	7,134	70,912
NII Holdings, Inc.		*†	5,995	42,745
NTELOS Holdings Corp.			1,350	17,699
SBA Communications Corp., Class A		*†	4,064	288,625
Shenandoah Telecommunications Co.		†	1,200	18,372
Sprint Nextel Corp.		*	88,755	503,241
Telephone & Data Systems, Inc.			445	9,852
United States Cellular Corp.		*	680	23,963

				1,803,381

TOTAL COMMON STOCKS
(Cost $359,861,938)				548,762,302

Coupon Rate	Maturity Date		Face	Value
U.S. TREASURY OBLIGATIONS—0.1%
U.S. Treasury Bills—0.1%
U.S. Treasury Bill
0.031%	03/14/2013	‡‡
(Cost $304,981)			$305,000	304,981

			Shares	Value
RIGHTS—0.0%
Machinery—0.0%
Gerber Scientific, Inc.		*†‡d	1,608	—

Pharmaceuticals—0.0%
Forest Laboratories, Inc.		*‡d	1,998	—

Textiles, Apparel & Luxury Goods—0.0%
Mossimo, Inc.		*‡d	2,806	—

TOTAL RIGHTS
(Cost $—)				—

WARRANTS—0.0%
Diversified Financial Services—0.0%
Pegasus Wireless Corp.		*‡d
(Cost $—)			540	—

		Shares	Value

MONEY MARKET FUNDS—5.1%
Institutional Money Market Funds—5.1%
Dreyfus Institutional Cash Advantage Fund, 0.11%	††¥	3,900,000	$3,900,000
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.18%		¥4,660,901	4,660,901
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.18%	††¥	4,162,276	4,162,276
Fidelity Institutional Money Market: Prime Money Market Portfolio—Institutional Class, 0.14%	††¥	3,900,000	3,900,000
Short-Term Investments Trust Liquid Assets Portfolio—Institutional Class, 0.15%	††¥	3,900,000	3,900,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class, 0.14%	††¥	3,900,000	3,900,000
Wells Fargo Advantage Heritage Money Market Fund—Select Class, 0.13%	††¥	3,900,000	3,900,000

TOTAL MONEY MARKET FUNDS
(Cost $28,323,177)			28,323,177

TOTAL INVESTMENTS—104.2%
(Cost $388,490,096)			577,390,460
Other assets less liabilities—(4.2%)			(23,088,986)

NET ASSETS—100.0%			$554,301,474

Notes to the Schedule of Investments:

REIT	Real Estate Investment Trust
*	Non-income producing.
†	Denotes all or a portion of the security on loan.
d	Security has no market value at December 31, 2012.
‡	Security valued at fair value as determined by policies approved by the Board of Directors.
‡‡	Security or a portion of the security has been pledged as collateral for futures contracts and/or options contracts.
††	Represents reinvestment of collateral received in conjunction with securities lending.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS

December 31, 2012

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—99.5%
Aerospace & Defense—1.4%
AAR Corp.		6,897	$128,836
Aerovironment, Inc.	*	8,991	195,464
Alliant Techsystems, Inc.		4,487	278,015
American Science & Engineering, Inc.		1,020	66,514
Astronics Corp.	*†	1,875	42,900
B/E Aerospace, Inc.	*	18,242	901,155
Cubic Corp.		2,063	98,962
Curtiss-Wright Corp.		9,576	314,380
DigitalGlobe, Inc.	*†	6,919	169,100
Ducommun, Inc.	*	6,327	102,308
Esterline Technologies Corp.	*	3,056	194,392
Exelis, Inc.		29,631	333,941
GenCorp, Inc.	*	22,028	201,556
GeoEye, Inc.	*	5,933	182,321
HEICO Corp., Class A		4,837	154,687
Hexcel Corp.	*	14,456	389,734
Huntington Ingalls Industries, Inc.		6,803	294,842
Innovative Solutions & Support, Inc.		3,094	10,643
Kratos Defense & Security Solutions, Inc.	*	9,324	46,900
Moog, Inc., Class A	*	4,645	190,584
National Presto Industries, Inc.	†	656	45,330
Orbital Sciences Corp.	*	18,688	257,334
Spirit Aerosystems Holdings, Inc., Class A	*	16,921	287,149
Taser International, Inc.	*	15,133	135,289
Teledyne Technologies, Inc.	*	4,308	280,322
TransDigm Group, Inc.		9,915	1,352,010
Triumph Group, Inc.		5,898	385,139

			7,039,807

Air Freight & Logistics—0.2%
Air T, Inc.		1,301	10,811
Air Transport Services Group, Inc.	*	25,035	100,390
Atlas Air Worldwide Holdings, Inc.	*	4,051	179,500
Forward Air Corp.		3,034	106,220
Hub Group, Inc., Class A	*	5,189	174,351
Pacer International, Inc.	*	3,711	14,473
UTi Worldwide, Inc.		16,303	218,460

			804,205

Airlines—0.9%
Alaska Air Group, Inc.	*	8,175	352,261
Allegiant Travel Co.		2,296	168,549
Delta Air Lines, Inc.	*	156,056	1,852,385
JetBlue Airways Corp.	*†	58,802	335,759
Republic Airways Holdings, Inc.	*	27,551	156,490
SkyWest, Inc.		6,829	85,089
United Continental Holdings, Inc.	*	51,737	1,209,611
US Airways Group, Inc.	*	22,444	302,994

			4,463,138

		Shares	Value

Auto Components—1.2%
American Axle & Manufacturing Holdings, Inc.	*	10,679	$119,605
Autoliv, Inc. (Sweden)	†	16,119	1,086,259
Cooper Tire & Rubber Co.		9,129	231,512
Dana Holding Corp.		32,442	506,420
Drew Industries, Inc.		2,363	76,207
Exide Technologies	*	11,062	37,832
Federal-Mogul Corp.	*	14,043	112,625
Fuel Systems Solutions, Inc.	*	4,238	62,299
Gentex Corp.	†	28,535	537,029
Gentherm, Inc.	*	10,898	144,943
Lear Corp.		15,805	740,306
Modine Manufacturing Co.	*	10,902	88,633
Quantum Fuel Systems Technologies Worldwide, Inc.	*†	67,128	45,714
Shiloh Industries, Inc.		5,043	51,943
Spartan Motors, Inc.		16,899	83,312
Standard Motor Products, Inc.		5,615	124,765
Strattec Security Corp.		502	12,957
Superior Industries International, Inc.		2,803	57,181
Tenneco, Inc.	*	8,885	311,952
TRW Automotive Holdings Corp.	*	20,704	1,109,941
Visteon Corp.	*	8,934	480,828

			6,022,263

Automobiles—0.9%
General Motors Co.	*†	130,704	3,768,196
Tesla Motors, Inc.	*†	9,841	333,315
Thor Industries, Inc.		7,449	278,816
Winnebago Industries, Inc.	*	7,884	135,053

			4,515,380

Beverages—0.1%
Boston Beer Co., Inc. (The), Class A	*†	1,904	255,993
Central European Distribution Corp. (Poland)	*†	15,916	34,538
Coca-Cola Bottling Co. Consolidated	†	798	53,067
Jones Soda Co.	*†	36,928	11,078
National Beverage Corp.		766	11,176

			365,852

Biotechnology—3.0%
Aastrom Biosciences, Inc.	*†	9,842	12,401
Acorda Therapeutics, Inc.	*	6,390	158,855
Agenus, Inc.	*	3,197	13,108
Alkermes plc (Ireland)	*†	17,553	325,082
Allos Therapeutic, Inc.	*‡d	18,248	—
Alnylam Pharmaceuticals, Inc.	*†	6,491	118,461
AMAG Pharmaceuticals, Inc.	*	3,480	51,191
Arena Pharmaceuticals, Inc.	*†	39,027	352,024
Ariad Pharmaceuticals, Inc.	*	34,626	664,127
Arqule, Inc.	*	6,240	17,410
Array BioPharma, Inc.	*	17,505	65,119
Astex Pharmaceuticals	*	17,702	51,513
AVEO Pharmaceuticals, Inc.	*†	10,510	84,606
BioCryst Pharmaceuticals, Inc.	*†	21,994	31,231
BioMarin Pharmaceutical, Inc.	*	18,803	926,048

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
BioMimetic Therapeutics, Inc.	*	7,095	$51,368
Biota Pharmaceuticals, Inc.		3,326	13,271
Cell Therapeutics, Inc.	*†	20,705	26,917
Celldex Therapeutics, Inc.	*	10,060	67,503
Cepheid, Inc.	*	8,077	273,083
Codexis, Inc.	*†	13,873	30,659
Cubist Pharmaceuticals, Inc.	*	7,593	319,362
Cytokinetics, Inc.	*	69,212	45,680
CytRx Corp.	*†	29,055	54,333
Dendreon Corp.	*†	24,041	126,936
Discovery Laboratories, Inc.	*†	7,623	16,085
Dyax Corp.	*	22,226	77,346
Emergent Biosolutions, Inc.	*	4,839	77,618
Entremed, Inc.	*	126	174
Enzon Pharmaceuticals, Inc.		7,159	31,714
Exact Sciences Corp.	*	16,082	170,308
Exelixis, Inc.	*†	35,337	161,490
Galena Biopharma, Inc.	*†	11,942	18,271
Genomic Health, Inc.	*	6,866	187,167
Geron Corp.	*†	36,667	51,700
GTx, Inc.	*	4,210	17,682
Halozyme Therapeutics, Inc.	*	18,837	126,396
Hemispherx Biopharma, Inc.	*	54,952	13,782
Idenix Pharmaceuticals, Inc.	*	11,707	56,779
Idera Pharmaceuticals, Inc.	*	1,932	1,719
Immunogen, Inc.	*†	9,339	119,072
Immunomedics, Inc.	*†	12,320	35,974
Incyte Corp. Ltd.	*†	29,421	488,683
Infinity Pharmaceuticals, Inc.	*	3,107	108,745
InterMune, Inc.	*	7,345	71,173
Isis Pharmaceuticals, Inc.	*†	15,742	164,661
Keryx Biopharmaceuticals, Inc.	*†	33,078	86,664
Lexicon Pharmaceuticals, Inc.	*	34,034	75,555
Ligand Pharmaceuticals, Inc., Class B	*	3,990	82,753
MannKind Corp.	*†	21,902	50,594
Maxygen, Inc.		5,279	12,986
MediciNova, Inc.	*	3,130	5,227
Medivation, Inc.	*†	13,562	693,832
Metabolix, Inc.	*†	8,606	12,737
Momenta Pharmaceuticals, Inc.	*	7,065	83,226
Myrexis, Inc.	*	58,092	164,400
Myriad Genetics, Inc.	*	17,432	475,022
Neurocrine Biosciences, Inc.	*	8,240	61,635
Novavax, Inc.	*†	21,148	39,970
NPS Pharmaceuticals, Inc.	*	9,432	85,831
Onyx Pharmaceuticals, Inc.	*	13,102	989,594
Osiris Therapeutics, Inc.	*†	4,513	40,527
PDL BioPharma, Inc.	†	38,667	272,602
Peregrine Pharmaceuticals, Inc.	*†	14,427	19,044
Pharmacyclics, Inc.	*	9,512	550,745
Progenics Pharmaceuticals, Inc.	*	6,205	18,491
Regeneron Pharmaceuticals, Inc.	*	10,359	1,772,114
Repligen Corp.	*	9,025	56,767
Rigel Pharmaceuticals, Inc.	*	12,762	82,953
Sangamo Biosciences, Inc.	*†	10,702	64,319
Sarepta Therapeutics, Inc.	*†	8,651	223,196
Savient Pharmaceuticals, Inc.	*†	32,380	33,999
Seattle Genetics, Inc.	*†	20,977	486,666
SIGA Technologies, Inc.	*†	20,091	52,638
Spectrum Pharmaceuticals, Inc.	†	8,460	94,667
StemCells, Inc.	*†	12,574	20,496

		Shares	Value

Synageva BioPharma Corp.	*	1,384	$64,065
Telik, Inc.	*	202	265
Theravance, Inc.	*†	14,063	313,183
United Therapeutics Corp.	*	10,148	542,106
Vanda Pharmaceuticals, Inc.	*	15,122	55,951
Vertex Pharmaceuticals, Inc.	*	32,691	1,371,061
XOMA Corp.	*†	17,238	41,285

			14,973,993

Building Products—0.8%
A.O. Smith Corp.		8,295	523,166
American Woodmark Corp.	*	3,639	101,237
Apogee Enterprises, Inc.		5,631	134,975
Armstrong World Industries, Inc.		3,910	198,354
Fortune Brands Home & Security, Inc.	*	26,296	768,369
Gibraltar Industries, Inc.	*	3,678	58,554
Griffon Corp.		6,441	73,814
Insteel Industries, Inc.		2,829	35,306
Lennox International, Inc.		9,822	515,851
NCI Building Systems, Inc.	*	8,291	115,245
Owens Corning, Inc.	*	14,719	544,456
Quanex Building Products Corp.		3,000	61,230
Simpson Manufacturing Co., Inc.		8,898	291,765
Trex Co., Inc.	*	2,108	78,481
Universal Forest Products, Inc.		1,649	62,728
USG Corp.	*†	11,709	328,672

			3,892,203

Capital Markets—2.0%
Affiliated Managers Group, Inc.	*	9,350	1,216,902
American Capital Ltd.	*	60,085	721,020
Apollo Investment Corp.		49,910	417,248
Arlington Asset Investment Corp., Class A		3,155	65,529
Artio Global Investors, Inc.		27,199	51,678
BGC Partners, Inc., Class A		21,607	74,760
Calamos Asset Management, Inc., Class A		3,748	39,616
CIFC Corp.	*	2,540	20,320
Cowen Group, Inc., Class A	*	34,303	84,042
Diamond Hill Investment Group, Inc.		1,349	91,543
Eaton Vance Corp.	†	18,870	601,010
Evercore Partners, Inc., Class A		8,031	242,456
Federated Investors, Inc., Class B		15,767	318,966
GAMCO Investors, Inc., Class A		1,052	55,830
GFI Group, Inc.		33,019	106,982
Greenhill & Co., Inc.	†	6,438	334,712
ICG Group, Inc.	*	7,645	87,382
Institutional Financial Markets, Inc.		4,976	5,971
INTL FCStone, Inc.	*†	4,667	81,252
Investment Technology Group, Inc.	*	22,766	204,894
Janus Capital Group, Inc.	†	25,815	219,944
Jefferies Group, Inc.		29,047	539,403
KBW, Inc.		12,959	198,273
Knight Capital Group, Inc., Class A	*†	25,616	89,912
Medallion Financial Corp.		2,518	29,561
Oaktree Capital Group LLC		2,600	118,274
Piper Jaffray Cos.	*	2,312	74,285

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Raymond James Financial, Inc.		18,586	$716,119
Safeguard Scientifics, Inc.	*	3,658	53,956
SEI Investments Co.		34,850	813,399
Stifel Financial Corp.	*	11,957	382,265
SWS Group, Inc.	*	14,960	79,138
TD Ameritrade Holding Corp.		50,281	845,224
U.S. Global Investors, Inc., Class A		8,854	35,505
Virtus Investment Partners, Inc.	*	1,399	169,195
Waddell & Reed Financial, Inc., Class A		14,093	490,718
Walter Investment Management Corp.	*	5,513	237,169
Westwood Holdings Group, Inc.		2,860	116,974

			10,031,427

Chemicals—2.6%
A. Schulman, Inc.		5,791	167,534
Albemarle Corp.		14,830	921,240
Ashland, Inc.		11,285	907,427
Balchem Corp.		4,960	180,544
Cabot Corp.		11,289	449,189
Calgon Carbon Corp.	*†	19,947	282,848
Celanese Corp., Class A		23,334	1,039,063
Chemtura Corp.	*	15,439	328,233
Cytec Industries, Inc.		6,784	466,943
Ferro Corp.	*	20,271	84,733
Flotek Industries, Inc.	*	11,454	139,739
Georgia Gulf Corp.		3,528	145,636
H.B. Fuller Co.		9,773	340,296
Huntsman Corp.		30,318	482,056
Intrepid Potash, Inc.		8,881	189,076
Koppers Holdings, Inc.		3,348	127,726
Kronos Worldwide, Inc.	†	3,735	72,833
Landec Corp.	*	8,822	83,721
LSB Industries, Inc.	*	5,477	193,995
Material Sciences Corp.	*	5,258	47,480
Minerals Technologies, Inc.		3,744	149,460
NewMarket Corp.	†	1,802	472,484
Olin Corp.		8,990	194,094
OM Group, Inc.	*	7,720	171,384
OMNOVA Solutions, Inc.	*	9,679	67,850
Penford Corp.	*	5,562	41,048
PolyOne Corp.		16,034	327,414
Quaker Chemical Corp.		1,879	101,203
Rockwood Holdings, Inc.		11,577	572,598
RPM International, Inc.		22,618	664,064
Scotts Miracle-Gro Co. (The), Class A		8,157	359,316
Sensient Technologies Corp.		9,622	342,158
Spartech Corp.	*	2,131	19,328
Stepan Co.		2,394	132,963
Tredegar Corp.		2,467	50,376
Valhi, Inc.	†	11,760	147,000
Valspar Corp.		14,100	879,840
W.R. Grace & Co.	*	13,453	904,445
Westlake Chemical Corp.	†	4,325	342,973
Zep, Inc.		4,143	59,825
Zoltek Cos., Inc.	*	17,218	133,440

			12,783,575

		Shares	Value

Coal—0.0%
Evergreen Energy, Inc.	*	373	$5

Commercial Banks—4.4%
1st Source Corp.		2,200	48,598
Ameris Bancorp	*	6,211	77,575
Arrow Financial Corp.		4,347	108,458
Associated Banc-Corp		31,867	418,095
BancFirst Corp.		1,092	46,257
Bancorp, Inc. (The)/Delaware	*	8,887	97,490
BancorpSouth, Inc.		19,643	285,609
BancTrust Financial Group, Inc.	*	4,800	13,344
Bank of Hawaii Corp.	†	11,077	487,942
Bank of the Ozarks, Inc.		7,647	255,945
Banner Corp.		2,674	82,172
BBCN Bancorp, Inc./California	†	23,477	271,629
BOK Financial Corp.		2,311	125,857
Boston Private Financial Holdings, Inc.		12,410	111,814
Bryn Mawr Bank Corp.		4,411	98,233
Camden National Corp.		1,411	47,932
Capital City Bank Group, Inc.	*†	4,374	49,732
CapitalSource, Inc.		48,390	366,796
Cardinal Financial Corp.		7,745	126,011
Cascade Bancorp	*†	479	2,999
Cathay General Bancorp		18,966	369,837
Catskill Litigation Trust	*‡d	583	—
Central Pacific Financial Corp.	*	4,653	72,540
Chemical Financial Corp.		3,780	89,813
CIT Group, Inc.	*	31,052	1,199,849
Citizens Republic Bancorp, Inc.	*	16,394	310,994
City Holding Co.	†	2,691	93,781
City National Corp./California		7,803	386,405
CoBiz Financial, Inc.		13,041	97,416
Columbia Banking System, Inc.		9,767	175,220
Commerce Bancshares,
Inc./Missouri		13,412	470,212
Community Bank System, Inc.		8,019	219,400
Community Trust Bancorp, Inc.		2,246	73,624
Cullen/Frost Bankers, Inc.		13,285	720,977
CVB Financial Corp.		17,733	184,423
East West Bancorp, Inc.		29,398	631,763
Eastern Virginia Bankshares, Inc.	*	701	3,715
Fidelity Southern Corp.	*	7,281	69,534
Financial Institutions, Inc.		2,448	45,606
First BanCorp. (Puerto Rico)	*	25,707	117,738
First Bancorp/North Carolina		5,052	64,767
First Busey Corp.		14,438	67,137
First Citizens BancShares, Inc./North Carolina, Class A		634	103,659
First Commonwealth Financial Corp.		30,605	208,726
First Financial Bancorp		6,617	96,741
First Financial Bankshares, Inc.	†	5,160	201,292
First Merchants Corp.		4,647	68,961
First Midwest Bancorp, Inc./Illinois		9,549	119,553
First Niagara Financial Group, Inc.		76,028	602,902
First of Long Island Corp. (The)		1,432	40,554
FirstMerit Corp.		18,310	259,819
FNB Corp./Pennsylvania		28,242	299,930

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Fulton Financial Corp.		42,856	$411,846
Glacier Bancorp, Inc.		21,753	319,987
Great Southern Bancorp, Inc.		3,068	78,081
Guaranty Bancorp	*	38,669	75,405
Hancock Holding Co.		13,641	432,965
Hanmi Financial Corp.	*	8,190	111,302
Heritage Commerce Corp.	*	8,988	62,736
Heritage Financial Corp./Washington		5,490	80,648
IBERIABANK Corp.		6,270	307,982
Independent Bank Corp./Massachusetts	†	3,125	90,469
Independent Bank Corp./Michigan	*	389	1,361
International Bancshares Corp.		7,878	142,198
Investors Bancorp, Inc.		16,332	290,383
Lakeland Financial Corp.		4,843	125,143
Macatawa Bank Corp.	*	9,867	28,516
MainSource Financial Group, Inc.		4,454	56,432
MB Financial, Inc.		7,169	141,588
Merchants Bancshares, Inc.		3,578	95,783
MidSouth Bancorp, Inc.		3,651	59,694
MidWestOne Financial Group, Inc.		4,566	93,649
National Penn Bancshares, Inc.		8,522	79,425
NBT Bancorp, Inc.		4,152	84,161
Old National Bancorp/Indiana		30,830	365,952
Old Second Bancorp, Inc.	*†	5,324	6,495
Oriental Financial Group, Inc. (Puerto Rico)	†	19,202	256,347
Pacific Premier Bancorp, Inc.	*	977	10,004
PacWest Bancorp		2,392	59,274
Park National Corp.	†	1,421	91,839
Peapack Gladstone Financial Corp.		1,086	15,291
Peoples Bancorp, Inc./Ohio	†	2,337	47,745
Pinnacle Financial Partners, Inc.	*	6,115	115,207
Popular, Inc. (Puerto Rico)	*	17,490	363,617
Preferred Bank/Los Angeles CA	*	4,011	56,956
PrivateBancorp, Inc.		12,737	195,131
Prosperity Bancshares, Inc.		10,569	443,898
Renasant Corp.	†	4,358	83,412
Republic Bancorp, Inc./Kentucky, Class A		2,055	43,422
Royal Bancshares of Pennsylvania, Inc., Class A	*	11,522	13,711
S&T Bancorp, Inc.		6,364	114,997
Sandy Spring Bancorp, Inc.		2,239	43,481
Seacoast Banking Corp. of Florida	*†	53,038	85,391
Shore Bancshares, Inc.		5,419	29,154
Sierra Bancorp		5,758	65,814
Signature Bank/New York	*	6,594	470,416
Simmons First National Corp., Class A		3,697	93,756
Southwest Bancorp, Inc./Oklahoma	*	4,075	45,640
Sterling Bancorp/New York		5,344	48,684
Sterling Financial Corp./Washington		3,511	73,310
Suffolk Bancorp	*	3,976	52,086
Susquehanna Bancshares, Inc.		21,345	223,696

		Shares	Value

SVB Financial Group	*	6,536	$365,820
SY Bancorp, Inc.		4,501	100,912
Synovus Financial Corp.	†	102,979	252,299
TCF Financial Corp.		19,522	237,192
Texas Capital Bancshares, Inc.	*	6,292	282,007
Tompkins Financial Corp.		1,976	78,329
TowneBank/Virginia		4,995	77,373
Trustmark Corp.		7,243	162,678
UMB Financial Corp.		5,083	222,839
Umpqua Holdings Corp.		15,160	178,736
Union First Market Bankshares Corp.		4,226	66,644
United Bankshares, Inc.	†	5,447	132,471
United Community Banks, Inc./Georgia	*	8,268	77,885
Valley National Bancorp	†	47,250	439,425
Virginia Commerce Bancorp, Inc.	*	10,179	91,102
Washington Trust Bancorp, Inc.		3,270	86,034
Webster Financial Corp.	†	19,943	409,829
WesBanco, Inc.		2,801	62,238
West Coast Bancorp/Oregon		3,288	72,829
Westamerica Bancorporation	†	5,748	244,807
Western Alliance Bancorp	*	26,213	276,023
Wilshire Bancorp, Inc.	*	17,149	100,665
Wintrust Financial Corp.		5,057	185,592

			21,477,585

Commercial Services & Supplies—1.5%
ABM Industries, Inc.		9,730	194,113
ACCO Brands Corp.	*	14,981	109,960
American Reprographics Co.	*	15,235	39,002
Brink’s Co. (The)		6,600	188,298
Casella Waste Systems, Inc., Class A	*	5,820	25,492
Cenveo, Inc.	*†	10,269	27,726
Clean Harbors, Inc.	*	6,367	350,249
Consolidated Graphics, Inc.	*	699	24,409
Copart, Inc.	*	19,876	586,342
Corrections Corp. of America		21,753	771,579
Courier Corp.		1,904	20,944
Covanta Holding Corp.		24,565	452,487
Deluxe Corp.	†	6,902	222,520
EnergySolutions, Inc.	*	17,158	53,533
Ennis, Inc.		2,217	34,297
G&K Services, Inc., Class A		2,038	69,598
Geo Group, Inc. (The)		12,438	350,752
Healthcare Services Group, Inc.		8,543	198,454
Herman Miller, Inc.		7,167	153,517
HNI Corp.		4,666	140,260
Interface, Inc.		5,624	90,434
Intersections, Inc.		4,413	41,835
Kimball International, Inc., Class B	†	4,445	51,606
Knoll, Inc.		8,621	132,419
McGrath RentCorp		2,986	86,654
Metalico, Inc.	*	25,521	50,021
Mine Safety Appliances Co.		4,632	197,833
Mobile Mini, Inc.	*	4,526	94,277
Multi-Color Corp.		2,526	60,599
NL Industries, Inc.		412	4,717
Perma-Fix Environmental Services, Inc.	*	25,765	17,549

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
R.R. Donnelley & Sons Co.	†	25,532	$229,788
Rollins, Inc.		17,041	375,584
Standard Register Co. (The)		1,650	1,039
Steelcase, Inc., Class A		19,006	242,136
Sykes Enterprises, Inc.	*	3,519	53,559
Team, Inc.	*	3,347	127,320
Tetra Tech, Inc.	*	6,841	180,944
TRC Cos., Inc.	*	11,036	64,229
Unifirst Corp.		996	73,027
United Stationers, Inc.		4,110	127,369
US Ecology, Inc.		11,022	259,458
Viad Corp.		1,978	53,722
Virco Manufacturing Corp.	*	1,859	4,815
Waste Connections, Inc.		22,840	771,764

			7,406,230

Communications Equipment—1.3%
Acme Packet, Inc.	*†	10,066	222,660
ADTRAN, Inc.	†	12,844	250,972
Alliance Fiber Optic Products, Inc.		963	11,575
Anaren, Inc.	*	2,003	38,958
Arris Group, Inc.	*	18,641	278,497
Aruba Networks, Inc.	*†	24,779	514,164
Aviat Networks, Inc.	*	22,656	74,538
Black Box Corp.		1,414	34,417
Brocade Communications Systems, Inc.	*	65,397	348,566
CalAmp Corp.	*	9,992	83,133
Ciena Corp.	*†	24,804	389,423
Comtech Telecommunications Corp.		4,419	112,154
Digi International, Inc.	*	2,517	23,836
EchoStar Corp., Class A	*	10,388	355,477
Emcore Corp.	*†	11,797	50,727
Emulex Corp.	*	15,840	115,632
Extreme Networks, Inc.	*	9,940	36,182
Finisar Corp.	*†	16,126	262,854
Globecomm Systems, Inc.	*	5,067	57,257
Harmonic, Inc.	*	19,391	98,312
Infinera Corp.	*	12,147	70,574
InterDigital, Inc.	†	7,655	314,621
Ixia	*	7,348	124,769
KVH Industries, Inc.	*	3,755	52,495
Loral Space & Communications, Inc.		3,041	166,221
NETGEAR, Inc.	*	3,773	148,732
Numerex Corp., Class A	*	1,800	23,652
Oclaro, Inc.	*	9,084	14,262
Oplink Communications, Inc.	*	1,808	28,169
Optical Cable Corp.		241	906
Parkervision, Inc.	*†	37,014	75,138
Performance Technologies, Inc.	*	794	647
Plantronics, Inc.		9,656	356,017
Polycom, Inc.	*	30,575	319,815
Powerwave Technologies, Inc.	*†	6,812	2,112
Riverbed Technology, Inc.	*	23,885	471,012
Sonus Networks, Inc.	*	107,679	183,054
Sycamore Networks, Inc.		1,477	3,308
Symmetricom, Inc.	*	6,110	35,255
Tellabs, Inc.		59,542	135,756

		Shares	Value

UTStarcom Holdings Corp. (China)	*†	76,536	$79,597
ViaSat, Inc.	*†	5,176	201,346
Westell Technologies, Inc., Class A	*	13,644	25,241
Zoom Technologies, Inc. (China)	*†	542	304

			6,192,337

Computers & Peripherals—0.6%
3D Systems Corp.	*†	8,492	453,048
Avid Technology, Inc.	*	2,658	20,148
Concurrent Computer Corp.		759	4,319
Cray, Inc.	*	5,759	91,856
Dataram Corp.	*	1,175	388
Diebold, Inc.		14,906	456,273
Dot Hill Systems Corp.	*	21,866	20,499
Electronics for Imaging, Inc.	*	3,912	74,289
Hutchinson Technology, Inc.	*†	2,054	4,108
iGO, Inc.	*	2,804	733
Imation Corp.	*	18,494	86,367
Immersion Corp.	*	5,977	41,062
Intermec, Inc.	*	11,337	111,783
Intevac, Inc.	*	3,891	17,782
Lexmark International, Inc., Class A	†	10,260	237,929
NCR Corp.	*	27,262	694,636
Novatel Wireless, Inc.	*	10,536	14,118
Overland Storage, Inc.	*	9,851	10,343
QLogic Corp.	*	26,656	259,363
Quantum Corp.	*	58,778	72,885
Rimage Corp.		924	6,172
Silicon Graphics International Corp.	*†	9,365	95,804
STEC, Inc.	*	14,855	73,235
Synaptics, Inc.	*†	5,067	151,858
TransAct Technologies, Inc.		2,600	18,772

			3,017,770

Construction & Engineering—0.8%
AECOM Technology Corp.	*	23,093	549,613
Aegion Corp.	*	4,145	91,978
Comfort Systems USA, Inc.		3,803	46,245
Dycom Industries, Inc.	*	13,213	261,617
EMCOR Group, Inc.		10,329	357,487
Furmanite Corp.	*	7,017	37,681
Granite Construction, Inc.		5,631	189,314
KBR, Inc.		23,912	715,447
Layne Christensen Co.	*	2,498	60,626
MasTec, Inc.	*†	11,328	282,407
Northwest Pipe Co.	*	2,458	58,648
Orion Marine Group, Inc.	*	17,265	126,207
Pike Electric Corp.		7,553	72,131
Shaw Group, Inc. (The)	*	12,959	604,019
Sterling Construction Co., Inc.	*	5,331	52,990
Tutor Perini Corp.	*	5,845	80,077
URS Corp.		11,130	436,964

			4,023,451

Construction Materials—0.2%
Eagle Materials, Inc.		6,632	387,972
Headwaters, Inc.	*	14,630	125,233
Martin Marietta Materials, Inc.	†	5,070	478,000
Texas Industries, Inc.	*†	3,011	153,591

			1,144,796

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Consumer Finance—0.4%
Asset Acceptance Capital Corp.	*	6,870	$30,915
Asta Funding, Inc.		3,486	33,152
Atlanticus Holdings Corp.	*	821	2,750
Cash America International, Inc.		7,304	289,750
Credit Acceptance Corp.	*	1,740	176,923
DFC Global Corp.	*	10,439	193,226
Ezcorp, Inc., Class A	*	7,391	146,785
First Cash Financial Services, Inc.	*	7,544	374,333
First Marblehead Corp. (The)	*†	39,461	30,657
Nelnet, Inc., Class A		4,517	134,562
Portfolio Recovery Associates, Inc.	*	1,989	212,545
World Acceptance Corp.	*†	1,346	100,358

			1,725,956

Containers & Packaging—0.9%
AEP Industries, Inc.	*	1,473	87,246
AptarGroup, Inc.	†	9,353	446,325
Crown Holdings, Inc.	*	30,834	1,135,000
Graphic Packaging Holding Co.	*	52,944	342,018
Greif, Inc., Class A		4,197	186,766
Myers Industries, Inc.		4,506	68,266
Packaging Corp. of America		18,729	720,505
Rock-Tenn Co., Class A		9,473	662,257
Silgan Holdings, Inc.		9,969	414,611
Sonoco Products Co.		13,840	411,463

			4,474,457

Distributors—0.3%
LKQ Corp.	*	56,780	1,198,058
Pool Corp.		5,225	221,122
VOXX International Corp.	*	2,945	19,820

			1,439,000

Diversified Consumer Services—0.7%
American Public Education, Inc.	*†	2,444	88,253
Ascent Capital Group, Inc., Class A	*	2,424	150,142
Capella Education Co.	*	3,229	91,155
Career Education Corp.	*	11,632	40,945
Coinstar, Inc.	*†	3,501	182,087
Corinthian Colleges, Inc.	*†	17,447	42,571
DeVry, Inc.		9,475	224,842
Education Management Corp.	*†	12,017	52,634
Grand Canyon Education, Inc.	*	8,434	197,946
Hillenbrand, Inc.		14,350	324,453
ITT Educational Services, Inc.	*†	4,939	85,494
K12, Inc.	*†	8,049	164,522
Learning Tree International, Inc.	*	4,044	22,040
Matthews International Corp., Class A		4,455	143,005
Regis Corp.	†	5,718	96,749
School Specialty, Inc.	*	1,184	1,125
Service Corp. International		34,074	470,562
Sotheby’s		9,999	336,166
Steiner Leisure Ltd. (Bahamas)	*	2,327	112,138
Stewart Enterprises, Inc., Class A	†	11,267	86,080
Strayer Education, Inc.	†	944	53,024

		Shares	Value

Universal Technical Institute, Inc.		4,524	$45,421
Weight Watchers International, Inc.	†	5,424	284,001

			3,295,355

Diversified Financial Services—0.3%
Interactive Brokers Group, Inc.,
Class A		14,771	202,067
MarketAxess Holdings, Inc.		8,655	305,521
MSCI, Inc.	*	22,345	692,472
PHH Corp.	*†	11,809	268,655
PICO Holdings, Inc.	*	3,754	76,094
Resource America, Inc., Class A		3,696	24,652

			1,569,461

Diversified Telecommunication Services—0.5%
8x8, Inc.	*	33,730	249,265
Alaska Communications Systems Group, Inc.		8,744	16,963
Atlantic Tele-Network, Inc.		1,034	37,958
Cbeyond, Inc.	*	5,638	50,967
Cincinnati Bell, Inc.	*	58,433	320,213
Cogent Communications Group, Inc.		9,120	206,477
Consolidated Communications Holdings, Inc.		15,899	253,112
General Communication, Inc., Class A	*	3,847	36,893
HickoryTech Corp.		2,286	22,243
IDT Corp., Class B		2,274	21,694
Level 3 Communications, Inc.	*	28,997	670,121
Lumos Networks Corp.		1,551	15,541
Neutral Tandem, Inc.		13,265	34,091
ORBCOMM, Inc.	*	13,962	54,731
Premiere Global Services, Inc.	*	5,642	55,179
tw telecom inc.	*	22,613	575,953

			2,621,401

Electric Utilities—1.4%
ALLETE, Inc.		5,379	220,431
Cleco Corp.		8,902	356,169
El Paso Electric Co.		7,953	253,780
Empire District Electric Co. (The)		10,377	211,483
Great Plains Energy, Inc.		22,589	458,783
Hawaiian Electric Industries, Inc.		21,540	541,516
IDACORP, Inc.		8,127	352,305
ITC Holdings Corp.		7,281	559,982
MGE Energy, Inc.		4,750	242,013
NV Energy, Inc.		33,967	616,161
OGE Energy Corp.		15,087	849,549
Otter Tail Corp.		6,778	169,450
PNM Resources, Inc.		13,928	285,663
Portland General Electric Co.		13,022	356,282
UIL Holdings Corp.		10,662	381,806
Unitil Corp.		4,288	111,145
UNS Energy Corp.		4,770	202,343
Westar Energy, Inc.		18,809	538,314

			6,707,175

Electrical Equipment—1.3%
Active Power, Inc.	*	8,420	28,207
Acuity Brands, Inc.		5,630	381,320
American Superconductor Corp.	*†	6,746	17,675

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
AMETEK, Inc.		45,337	$1,703,311
AZZ, Inc.		5,725	220,012
Babcock & Wilcox Co. (The)		19,772	518,026
Belden, Inc.		6,679	300,488
Brady Corp., Class A		7,763	259,284
Capstone Turbine Corp.	*†	79,299	70,576
Encore Wire Corp.		1,693	51,315
EnerSys, Inc.	*	8,778	330,316
Franklin Electric Co., Inc.		3,929	244,266
FuelCell Energy, Inc.	*†	48,935	44,873
General Cable Corp.	*	7,507	228,288
GrafTech International Ltd.	*	22,518	211,444
Hubbell, Inc., Class B		7,363	623,131
II-VI, Inc.	*	6,998	127,854
LSI Industries, Inc.		3,003	21,051
Magnetek, Inc.	*	458	4,717
Orbit International Corp.	*	2,812	8,717
Polypore International, Inc.	*†	5,835	271,328
Powell Industries, Inc.	*	1,046	43,440
PowerSecure International, Inc.	*	2,650	20,697
Regal-Beloit Corp.		5,997	422,609
Ultralife Corp.	*	3,672	11,897
Universal Security Instruments, Inc.	*	266	1,146
Vicor Corp.	*	3,481	18,867

			6,184,855

Electronic Equipment, Instruments & Components—2.0%
Agilysys, Inc.	*	4,188	35,054
Anixter International, Inc.		5,818	372,236
Arrow Electronics, Inc.	*	15,485	589,669
Avnet, Inc.	*	23,170	709,234
AVX Corp.		16,770	180,781
Badger Meter, Inc.		4,287	203,247
Benchmark Electronics, Inc.	*	14,600	242,652
Checkpoint Systems, Inc.	*	8,101	87,005
Cognex Corp.		3,670	135,129
Coherent, Inc.		3,191	161,528
CTS Corp.		4,578	48,664
Daktronics, Inc.		5,610	62,103
Dolby Laboratories, Inc., Class A	†	7,320	214,696
DTS, Inc.	*	1,605	26,803
Echelon Corp.	*	10,673	26,149
Electro Rent Corp.		2,563	39,419
Electro Scientific Industries, Inc.		3,685	36,666
FARO Technologies, Inc.	*	1,400	49,952
FEI Co.		7,016	389,107
Frequency Electronics, Inc.		1,355	11,125
ID Systems, Inc.	*	2,437	14,183
Identive Group, Inc.	*	11,064	16,596
Ingram Micro, Inc., Class A	*	29,411	497,634
Insight Enterprises, Inc.	*	3,820	66,353
IPG Photonics Corp.	†	6,852	456,686
Iteris, Inc.	*	4,264	7,249
Itron, Inc.	*	7,914	352,569
Lightpath Technologies, Inc., Class A	*†	17,646	15,687
Littelfuse, Inc.		2,845	175,565
LoJack Corp.	*	1,880	5,245
LRAD Corp.	*	3,686	4,055
Maxwell Technologies, Inc.	*†	9,929	82,311
Measurement Specialties, Inc.	*	3,063	105,245

		Shares	Value

Mercury Systems, Inc.	*	3,652	$33,598
Mesa Laboratories, Inc.		1,200	60,132
Methode Electronics, Inc.		16,111	161,593
Microvision, Inc.	*†	14,308	27,328
MTS Systems Corp.		1,818	92,591
National Instruments Corp.		17,107	441,532
Newport Corp.	*	4,130	55,548
OSI Systems, Inc.	*	2,750	176,110
Park Electrochemical Corp.		1,950	50,174
PC Connection, Inc.		2,755	31,682
Planar Systems, Inc.	*	8,504	12,161
Plexus Corp.	*	4,416	113,933
Power-One, Inc.	*†	40,825	167,791
Pulse Electronics Corp.	*	7,988	2,480
Radisys Corp.	*	4,878	14,536
Research Frontiers, Inc.	*†	2,932	10,966
Rofin-Sinar Technologies, Inc.	*	3,102	67,251
Rogers Corp.	*	1,417	70,368
Sanmina Corp.	*	9,115	100,903
ScanSource, Inc.	*	1,798	57,122
Sigmatron International, Inc.	*	283	1,152
SYNNEX Corp.	*	5,088	174,925
Tech Data Corp.	*	9,451	430,304
Trimble Navigation Ltd.	*	20,202	1,207,676
TTM Technologies, Inc.	*	13,456	123,795
Universal Display Corp.	*†	5,881	150,671
Vishay Intertechnology, Inc.	*†	19,798	210,453
Vishay Precision Group, Inc.	*	7,543	99,718
Wayside Technology Group, Inc.		1,787	19,818
Zygo Corp.	*	2,997	47,053

			9,633,961

Energy Equipment & Services—1.9%
Atwood Oceanics, Inc.	*	8,965	410,507
Basic Energy Services, Inc.	*†	5,491	62,652
Bolt Technology Corp.		4,903	69,966
Bristow Group, Inc.		7,731	414,845
Cal Dive International, Inc.	*†	45,231	78,250
CARBO Ceramics, Inc.	†	3,363	263,457
Dawson Geophysical Co.	*	2,635	69,511
Dresser-Rand Group, Inc.	*	13,863	778,269
Dril-Quip, Inc.	*	5,987	437,350
Exterran Holdings, Inc.	*	10,606	232,484
Geospace Technologies Corp.	*	1,604	142,548
Gulfmark Offshore, Inc., Class A		3,758	129,463
Heckmann Corp.	*†	24,039	96,877
Helix Energy Solutions Group, Inc.	*	12,150	250,776
Hercules Offshore, Inc.	*	42,310	261,476
Hornbeck Offshore Services, Inc.	*	4,277	146,872
ION Geophysical Corp.	*	22,870	148,884
Key Energy Services, Inc.	*	31,716	220,426
Lufkin Industries, Inc.	†	5,305	308,380
Matrix Service Co.	*	3,244	37,306
McDermott International, Inc.	*	38,556	424,887
Mitcham Industries, Inc.	*	3,707	50,526
Natural Gas Services Group, Inc.	*	5,244	86,106
Newpark Resources, Inc.	*†	17,228	135,240
Oceaneering International, Inc.		15,298	822,879
Oil States International, Inc.	*	7,531	538,768
Parker Drilling Co.	*	18,562	85,385
Patterson-UTI Energy, Inc.	†	29,101	542,152
PHI, Inc.	*	2,638	88,347
Pioneer Energy Services Corp.	*	16,802	121,983

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
RPC, Inc.	†	25,188	$308,301
SEACOR Holdings, Inc.		2,817	236,065
Superior Energy Services, Inc.	*	25,901	536,669
TETRA Technologies, Inc.	*	8,961	68,014
Tidewater, Inc.		7,544	337,066
Unit Corp.	*	6,849	308,547
Vantage Drilling Co.	*†	44,721	81,839

			9,333,073

Food & Staples Retailing—0.4%
Andersons, Inc. (The)		2,228	95,581
Arden Group, Inc., Class A		552	49,664
Casey’s General Stores, Inc.		7,327	389,064
Harris Teeter Supermarkets, Inc.		7,740	298,455
Nash Finch Co.		1,190	25,323
Pantry, Inc. (The)	*	2,139	25,946
Pricesmart, Inc.		3,028	233,307
Rite Aid Corp.	*	203,564	276,847
Spartan Stores, Inc.		3,490	53,606
SUPERVALU, Inc.	†	28,510	70,420
United Natural Foods, Inc.	*	6,858	367,520
Village Super Market, Inc., Class A		2,777	91,252
Weis Markets, Inc.		1,103	43,205

			2,020,190

Food Products—2.0%
B&G Foods, Inc.		12,057	341,334
Bunge Ltd.		26,859	1,952,381
Calavo Growers, Inc.	†	2,244	56,571
Cal-Maine Foods, Inc.		4,027	161,966
Chiquita Brands International, Inc.	*†	9,802	80,867
Darling International, Inc.	*	17,587	282,095
Diamond Foods, Inc.	†	4,466	61,050
Dole Food Co., Inc.	*	12,165	139,533
Farmer Bros. Co.	*†	930	13,420
Flowers Foods, Inc.		28,075	653,305
Fresh Del Monte Produce, Inc.		11,486	302,656
Green Mountain Coffee Roasters, Inc.	*†	18,718	774,176
Griffin Land & Nurseries, Inc.	†	2,039	55,053
Hain Celestial Group, Inc. (The)	*	10,164	551,092
Hillshire Brands Co.		21,866	615,309
Ingredion, Inc.		12,624	813,364
Inventure Foods, Inc.	*	9,182	59,591
J&J Snack Foods Corp.		1,866	119,312
John B. Sanfilippo & Son, Inc.		1,899	34,524
Lancaster Colony Corp.		2,437	168,616
Omega Protein Corp.	*	2,815	17,228
Post Holdings, Inc.	*	5,073	173,750
Ralcorp Holdings, Inc.	*	8,870	795,196
Sanderson Farms, Inc.		2,714	129,051
Smart Balance, Inc.	*	15,817	204,039
Smithfield Foods, Inc.	*	23,691	511,015
Snyders-Lance, Inc.		10,604	255,662
Tootsie Roll Industries, Inc.	†	3,255	84,370
TreeHouse Foods, Inc.	*	8,182	426,528

			9,833,054

		Shares	Value

Gas Utilities—0.9%
Atmos Energy Corp.		14,680	$515,562
Chesapeake Utilities Corp.		2,965	134,611
Delta Natural Gas Co., Inc.		7,514	146,899
Laclede Group, Inc. (The)		1,902	73,436
National Fuel Gas Co.		14,383	729,074
New Jersey Resources Corp.		5,892	233,441
Northwest Natural Gas Co.		3,667	162,081
Piedmont Natural Gas Co., Inc.		15,429	483,082
Questar Corp.		29,569	584,283
South Jersey Industries, Inc.		3,110	156,526
Southwest Gas Corp.		7,750	328,678
UGI Corp.		16,949	554,402
WGL Holdings, Inc.		6,648	260,535

			4,362,610

Health Care Equipment & Supplies—2.3%
Abaxis, Inc.		2,445	90,709
ABIOMED, Inc.	*†	6,733	90,626
Accuray, Inc.	*	10,434	67,091
Alere, Inc.	*	9,884	182,854
Align Technology, Inc.	*†	11,608	322,122
Analogic Corp.		1,810	134,483
AngioDynamics, Inc.	*	14,132	155,311
Atrion Corp.		435	85,260
Biolase, Inc.	*†	22,302	41,259
Cantel Medical Corp.		6,766	201,153
Cerus Corp.	*	16,123	50,949
Conceptus, Inc.	*†	5,717	120,114
CONMED Corp.		9,592	268,096
Cooper Cos., Inc. (The)		6,675	617,304
CryoLife, Inc.		6,833	42,570
Cutera, Inc.	*	3,098	27,882
Cyberonics, Inc.	*	3,767	197,880
Cynosure, Inc., Class A	*	3,342	80,576
DexCom, Inc.	*	11,213	152,609
Endologix, Inc.	*	14,422	205,369
Greatbatch, Inc.	*	2,283	53,057
Haemonetics Corp.	*	7,678	313,570
Hill-Rom Holdings, Inc.		7,038	200,583
Hologic, Inc.	*	52,477	1,051,114
ICU Medical, Inc.	*	1,366	83,230
IDEXX Laboratories, Inc.	*†	7,212	669,274
Insulet Corp.	*	7,107	150,811
Integra LifeSciences Holdings Corp.	*	2,236	87,137
Invacare Corp.		4,378	71,361
MAKO Surgical Corp.	*†	5,397	69,459
Masimo Corp.		6,826	143,414
Medical Action Industries, Inc.	*	7,146	19,223
Meridian Bioscience, Inc.	†	6,053	122,573
Merit Medical Systems, Inc.	*	7,183	99,844
Natus Medical, Inc.	*	15,518	173,491
Neogen Corp.	*	3,093	140,175
NuVasive, Inc.	*	6,151	95,094
NxStage Medical, Inc.	*†	12,475	140,344
OraSure Technologies, Inc.	*	7,330	52,629
Orthofix International NV (Netherlands Antilles)	*	2,888	113,585
Palomar Medical Technologies, Inc.	*	2,762	25,438
Quidel Corp.	*†	14,799	276,297
ResMed, Inc.	†	25,196	1,047,398
Rochester Medical Corp.	*	5,305	53,474

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
RTI Biologics, Inc.	*	13,504	$57,662
Sirona Dental Systems, Inc.	*	8,415	542,431
Spectranetics Corp.	*	8,571	126,594
Staar Surgical Co.	*	13,188	80,447
STERIS Corp.		13,087	454,512
SurModics, Inc.	*	3,217	71,932
Teleflex, Inc.		6,200	442,122
Theragenics Corp.	*	4,088	6,500
ThermoGenesis Corp.	*	1,079	906
Thoratec Corp.	*	9,579	359,404
Urologix, Inc.	*	25,612	17,416
Vision-Sciences, Inc.	*†	27,178	32,342
Volcano Corp.	*	5,711	134,837
West Pharmaceutical Services, Inc.		4,069	222,778
Wright Medical Group, Inc.	*†	5,713	119,916
Young Innovations, Inc.		1,093	43,075

			11,099,666

Health Care Providers & Services—3.2%
Air Methods Corp.		74,700	2,755,683
Alliance HealthCare Services, Inc.	*	2,163	13,802
Almost Family, Inc.		2,502	50,690
Amedisys, Inc.	*	2,921	32,920
AMN Healthcare Services, Inc.	*	3,864	44,629
Amsurg Corp.	*	3,538	106,175
Bio-Reference Labs, Inc.	*†	8,141	233,565
BioScrip, Inc.	*	9,835	105,923
Brookdale Senior Living, Inc.	*	21,979	556,508
Capital Senior Living Corp.	*	9,966	186,264
CardioNet, Inc.	*	8,331	18,995
Catamaran Corp.	*	34,145	1,608,571
Centene Corp.	*	7,045	288,845
Chemed Corp.	†	2,102	144,176
Chindex International, Inc.	*	5,225	54,862
Community Health Systems, Inc.		12,136	373,061
Cross Country Healthcare, Inc.	*	2,631	12,629
Emeritus Corp.	*	5,975	147,702
Ensign Group, Inc. (The)		3,393	92,256
Five Star Quality Care, Inc.	*	23,205	116,257
Gentiva Health Services, Inc.	*	3,767	37,858
Hanger, Inc.	*	7,988	218,552
HCA Holdings, Inc.		7,601	229,322
Health Management Associates,
Inc., Class A	*	41,012	382,232
Health Net, Inc.	*	15,676	380,927
HealthSouth Corp.	*	20,125	424,839
Healthways, Inc.	*	3,517	37,632
Henry Schein, Inc.	*	14,562	1,171,658
HMS Holdings Corp.	*	13,299	344,710
IPC The Hospitalist Co., Inc.	*	4,870	193,388
Kindred Healthcare, Inc.	*	6,873	74,366
Landauer, Inc.		1,319	80,736
LHC Group, Inc.	*	8,598	183,137
LifePoint Hospitals, Inc.	*	8,109	306,115
Magellan Health Services, Inc.	*	4,963	243,187
MEDNAX, Inc.	*†	8,920	709,318
Molina Healthcare, Inc.	*	3,366	91,084
MWI Veterinary Supply, Inc.	*	1,760	193,600
National Healthcare Corp.		1,078	50,687
National Research Corp.		1,250	67,750

		Shares	Value

Omnicare, Inc.		14,725	$531,572
Owens & Minor, Inc.	†	7,718	220,040
PDI, Inc.	*	7,448	56,605
PharMerica Corp.	*	5,445	77,537
Providence Service Corp. (The)	*	3,898	66,227
PSS World Medical, Inc.	*	14,310	413,273
Psychemedics Corp.		3,061	32,906
Skilled Healthcare Group, Inc., Class A	*	10,902	69,446
Sunrise Senior Living, Inc.	*	17,453	250,974
Team Health Holdings, Inc.	*	9,475	272,596
Triple-S Management Corp.,
Class B (Puerto Rico)	*	7,729	142,755
U.S. Physical Therapy, Inc.		3,224	88,789
Universal American Corp.		10,462	89,869
Universal Health Services, Inc., Class B		14,228	687,924
Vanguard Health Systems, Inc.	*	3,023	37,032
VCA Antech, Inc.	*	11,415	240,286
WellCare Health Plans, Inc.	*	6,643	323,448

			15,965,890

Health Care Technology—0.4%
Allscripts Healthcare Solutions, Inc.	*	39,879	375,660
athenahealth, Inc.	*†	4,838	355,351
Authentidate Holding Corp.	*	20,799	19,551
CollabRx, Inc.	*	62	251
Computer Programs & Systems, Inc.		3,593	180,872
MedAssets, Inc.	*	19,972	334,930
Medidata Solutions, Inc.	*	6,546	256,538
Merge Healthcare, Inc.	*†	9,619	23,759
Omnicell, Inc.	*	7,892	117,354
Quality Systems, Inc.		5,804	100,757

			1,765,023

Hotels Restaurant & Leisure—0.0%
SHFL Entertainment, Inc.	*	6,463	93,714

Hotels, Restaurants & Leisure—2.7%
AFC Enterprises, Inc.	*	5,988	156,466
Ambassadors Group, Inc.		2,796	11,911
Ameristar Casinos, Inc.		3,664	96,143
Bally Technologies, Inc.	*	8,445	377,576
Biglari Holdings, Inc.	*	109	42,512
Bluegreen Corp.	*	1,800	16,884
Bob Evans Farms, Inc.		2,925	117,585
Boyd Gaming Corp.	*†	9,758	64,793
Brinker International, Inc.		8,138	252,197
Buffalo Wild Wings, Inc.	*†	4,069	296,305
CEC Entertainment, Inc.		2,926	97,114
Cheesecake Factory, Inc. (The)		8,701	284,697
Choice Hotels International, Inc.	†	6,229	209,419
Churchill Downs, Inc.		1,867	124,062
Cosi, Inc.	*	95,992	74,682
Cracker Barrel Old Country Store, Inc.		2,879	185,005
DineEquity, Inc.	*	1,467	98,289
Domino’s Pizza, Inc.		12,378	539,062
Dover Downs Gaming & Entertainment, Inc.		1,687	3,711
Dover Motorsports, Inc.		1,645	2,780
Hyatt Hotels Corp., Class A	*	8,122	313,266

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
International Speedway Corp., Class A		3,250	$89,765
Interval Leisure Group, Inc.		5,696	110,445
Isle of Capri Casinos, Inc.	*	1,251	7,006
Jack in the Box, Inc.	*	8,142	232,861
Jamba, Inc.	*	31,424	70,390
Krispy Kreme Doughnuts, Inc.	*	23,022	215,946
Las Vegas Sands Corp.		76,903	3,549,842
Life Time Fitness, Inc.	*†	5,382	264,848
Luby’s, Inc.	*	14,427	96,517
Marcus Corp.	†	1,805	22,508
Marriott Vacations Worldwide Corp.	*	4,601	191,724
MGM Resorts International	*	65,940	767,542
Monarch Casino & Resort, Inc.	*	6,897	75,246
Morgans Hotel Group Co.	*	7,052	39,068
MTR Gaming Group, Inc.	*	4,525	18,869
Multimedia Games Holding Co., Inc.	*	4,259	62,650
Panera Bread Co., Class A	*	4,389	697,105
Papa John’s International, Inc.	*	2,356	129,439
Penn National Gaming, Inc.	*	13,863	680,812
Pinnacle Entertainment, Inc.	*	14,818	234,569
Red Robin Gourmet Burgers, Inc.	*	1,203	42,454
Royal Caribbean Cruises Ltd.		22,990	781,660
Ruby Tuesday, Inc.	*	20,841	163,810
Scientific Games Corp., Class A	*	13,630	118,172
Six Flags Entertainment Corp.		5,512	337,334
Sonic Corp.	*	13,814	143,804
Speedway Motorsports, Inc.		1,680	29,971
Texas Roadhouse, Inc.	†	14,746	247,733
Vail Resorts, Inc.	†	3,907	211,330
Wendy’s Co. (The)	†	64,355	302,468
WMS Industries, Inc.	*	4,326	75,705

			13,376,052

Household Durables—1.2%
American Greetings Corp., Class A	†	8,927	150,777
Bassett Furniture Industries, Inc.		610	7,607
Beazer Homes USA, Inc.	*†	8,566	144,680
Blyth, Inc.	†	1,754	27,275
Cavco Industries, Inc.	*	1,216	60,776
CSS Industries, Inc.		1,140	24,955
Ethan Allen Interiors, Inc.	†	3,468	89,162
Furniture Brands International, Inc.	*	9,746	10,331
Helen of Troy Ltd. (Bermuda)	*	3,893	129,987
Hooker Furniture Corp.		3,953	57,437
Hovnanian Enterprises, Inc., Class A	*†	32,345	226,415
Jarden Corp.	*	13,122	678,407
KB Home	†	9,945	157,131
Kid Brands, Inc.	*	1,157	1,793
La-Z-Boy, Inc.		13,087	185,181
M/I Homes, Inc.	*	1,741	46,136
MDC Holdings, Inc.		5,581	205,158
Meritage Homes Corp.	*	4,845	180,961
Mohawk Industries, Inc.	*	8,152	737,511
NACCO Industries, Inc., Class A		441	26,764
NVR, Inc.	*	753	692,760

		Shares	Value

Ryland Group, Inc. (The)		9,672	$353,028
Sealy Corp.	*†	6,171	13,391
Skyline Corp.	*	918	3,727
Standard Pacific Corp.	*†	29,234	214,870
Tempur-Pedic International, Inc.	*	8,386	264,075
Toll Brothers, Inc.	*	19,810	640,457
Tupperware Brands Corp.		8,397	538,248
Universal Electronics, Inc.	*	3,125	60,469

			5,929,469

Household Products—0.5%
Central Garden and Pet Co., Class A	*	2,770	28,947
Church & Dwight Co., Inc.		24,775	1,327,197
Energizer Holdings, Inc.		11,077	885,938
Harbinger Group, Inc.	*	22,838	175,624
WD-40 Co.		2,756	129,835

			2,547,541

Independent Power Producers & Energy Traders—0.4%
Atlantic Power Corp.		14,820	169,393
Calpine Corp.	*	89,210	1,617,377
Genie Energy Ltd., Class B		4,871	34,584
Ormat Technologies, Inc.	†	9,093	175,313

			1,996,667

Industrial Conglomerates—0.2%
Carlisle Cos., Inc.		9,558	561,628
Raven Industries, Inc.		10,824	285,321
Seaboard Corp.		43	108,785
Standex International Corp.		1,584	81,243

			1,036,977

Insurance—4.2%
Alleghany Corp.	*	2,353	789,243
Alterra Capital Holdings Ltd. (Bermuda)		13,003	366,555
American Financial Group, Inc.		16,918	668,599
American National Insurance Co.		3,719	253,971
American Safety Insurance Holdings Ltd.	*	8,481	160,461
AMERISAFE, Inc.	*	5,765	157,096
Amtrust Financial Services, Inc.	†	12,023	344,940
Arch Capital Group Ltd. (Bermuda)	*	20,502	902,498
Argo Group International Holdings Ltd. (Bermuda)		3,031	101,811
Arthur J. Gallagher & Co.		18,868	653,776
Aspen Insurance Holdings Ltd. (Bermuda)		16,062	515,269
Assured Guaranty Ltd. (Bermuda)		27,034	384,694
Axis Capital Holdings Ltd. (Bermuda)		20,697	716,944
Baldwin & Lyons, Inc., Class B		3,296	78,643
Brown & Brown, Inc.		21,301	542,323
Citizens, Inc.	*†	26,322	290,858
CNA Financial Corp.		4,536	127,053
CNO Financial Group, Inc.		33,835	315,681
Crawford & Co., Class B		3,543	28,273
eHealth, Inc.	*	9,146	251,332
EMC Insurance Group, Inc.		1,041	24,859
Employers Holdings, Inc.		8,216	169,085

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Endurance Specialty Holdings Ltd. (Bermuda)		8,343	$331,134
Enstar Group Ltd. (Bermuda)	*	1,100	123,178
Erie Indemnity Co., Class A		4,229	292,731
Everest Re Group Ltd. (Bermuda)		8,159	897,082
FBL Financial Group, Inc., Class A		2,268	77,588
Fidelity National Financial, Inc.,
Class A		34,685	816,832
First American Financial Corp.		13,864	333,984
Hanover Insurance Group, Inc.
(The)		4,762	184,480
HCC Insurance Holdings, Inc.		17,374	646,487
Hilltop Holdings, Inc.	*	18,258	247,213
Horace Mann Educators Corp.		11,542	230,378
Independence Holding Co.		6,525	62,118
Infinity Property & Casualty Corp.		1,280	74,547
Kansas City Life Insurance Co.		1,203	45,906
Kemper Corp.		11,715	345,593
Markel Corp.	*	1,345	582,950
MBIA, Inc.	*†	16,677	130,914
Meadowbrook Insurance Group, Inc.		30,802	178,036
Mercury General Corp.		4,554	180,748
Montpelier Re Holdings Ltd. (Bermuda)		11,312	258,592
National Financial Partners Corp.	*	9,598	164,510
Navigators Group, Inc. (The)	*	1,745	89,117
Old Republic International Corp.		33,631	358,170
OneBeacon Insurance Group Ltd., Class A		9,986	138,805
PartnerRe Ltd. (Bermuda)		9,458	761,274
Phoenix Cos., Inc. (The)	*	1,471	36,378
Platinum Underwriters Holdings Ltd. (Bermuda)		5,013	230,598
ProAssurance Corp.		6,204	261,747
Protective Life Corp.		9,843	281,313
Reinsurance Group of America, Inc.		11,745	628,592
RenaissanceRe Holdings Ltd. (Bermuda)		8,998	731,178
RLI Corp.		1,980	128,027
Safety Insurance Group, Inc.		1,536	70,917
SeaBright Holdings, Inc.		5,072	56,147
Selective Insurance Group, Inc.		9,573	184,472
StanCorp Financial Group, Inc.		10,880	398,970
State Auto Financial Corp.		2,585	38,620
Stewart Information Services Corp.		1,684	43,784
Symetra Financial Corp.		15,274	198,257
Tower Group, Inc.		3,847	68,361
United Fire Group, Inc.		2,592	56,609
Validus Holdings Ltd. (Bermuda)		15,825	547,229
W.R. Berkley Corp.		19,012	717,513
White Mountains Insurance Group Ltd.		799	411,485

			20,486,528

		Shares	Value

Internet & Catalog Retail—0.6%
1-800-Flowers.com, Inc., Class A	*	2,113	$7,755
Blue Nile, Inc.	*†	2,444	94,094
dELiA*s, Inc.	*	8,443	9,878
Geeknet, Inc.	*	1,436	23,120
Groupon, Inc.	*†	5,455	26,621
Hollywood Media Corp.	*	10,671	14,406
HSN, Inc.		5,105	281,183
Liberty Interactive Corp., Series A	*	82,227	1,618,227
Liberty Ventures, Series A	*	4,111	278,561
Nutrisystem, Inc.	†	5,029	41,188
Overstock.com, Inc.	*†	3,326	47,595
Shutterfly, Inc.	*†	11,814	352,884
Valuevision Media, Inc., Class A	*†	34,796	62,633

			2,858,145

Internet Software & Services—2.9%
AOL, Inc.	*†	14,126	418,271
Autobytel, Inc.	*	951	3,785
Blucora, Inc.	*	11,869	186,462
comScore, Inc.	*	6,023	82,997
Constant Contact, Inc.	*	10,251	145,667
CoStar Group, Inc.	*	3,643	325,575
Crexendo, Inc.		1,043	2,952
Dealertrack Technologies, Inc.	*	4,113	118,125
Digital River, Inc.	*	5,786	83,260
EarthLink, Inc.		42,332	273,465
Equinix, Inc.	*	6,236	1,285,863
Facebook, Inc., Class A	*	197,549	5,260,730
IAC/InterActiveCorp		15,369	726,954
Internap Network Services Corp.	*	12,216	84,779
Inuvo, Inc.	*	2,034	1,892
Ipass, Inc.	*	24,123	44,145
j2 Global, Inc.	†	7,537	230,481
Keynote Systems, Inc.		3,262	45,961
Limelight Networks, Inc.	*	6,937	15,400
LinkedIn Corp., Class A	*	14,412	1,654,786
Liquidity Services, Inc.	*	3,959	161,765
LivePerson, Inc.	*	8,484	111,480
LogMeIn, Inc.	*	6,170	138,270
Looksmart Ltd.	*	4,010	3,569
Marchex, Inc., Class B		2,710	11,138
Move, Inc.	*	14,314	108,643
NIC, Inc.		10,696	174,773
OpenTable, Inc.	*	7,353	358,826
Perficient, Inc.	*	4,400	51,832
Rackspace Hosting, Inc.	*	17,580	1,305,667
RealNetworks, Inc.	*	4,328	32,720
Saba Software, Inc.	*	8,343	72,918
Stamps.com, Inc.	*	3,772	95,054
support.com, Inc.	*	4,962	20,741
United Online, Inc.		18,915	105,735
Unwired Planet, Inc.	*	21,687	26,024
ValueClick, Inc.	*	13,525	262,520
Vocus, Inc.	*	4,079	70,893
Web.com Group, Inc.	*†	9,045	133,866
WebMD Health Corp.	*	6,687	95,892
WebMediaBrands, Inc.	*	574	1,148
XO Group, Inc.	*	3,458	32,159
Zix Corp.	*	18,330	51,324

			14,418,507

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
IT Services—2.2%
Acxiom Corp.	*	9,001	$157,157
Alliance Data Systems Corp.	*†	8,712	1,261,149
Broadridge Financial Solutions, Inc.		23,680	541,798
CACI International, Inc., Class A	*	4,046	222,651
Cass Information Systems, Inc.		1,466	61,865
CIBER, Inc.	*	14,012	46,800
Convergys Corp.		24,389	400,224
CoreLogic, Inc.	*	15,057	405,334
CSG Systems International, Inc.	*	4,930	89,627
DST Systems, Inc.		9,362	567,337
Edgewater Technology, Inc.	*	2,568	9,758
Euronet Worldwide, Inc.	*	6,728	158,781
FleetCor Technologies, Inc.	*	5,847	313,692
Forrester Research, Inc.		2,455	65,794
Gartner, Inc.	*	17,701	814,600
Genpact Ltd.		33,812	524,086
Global Cash Access Holdings, Inc.	*	27,153	212,880
Global Payments, Inc.		14,275	646,658
Hackett Group, Inc. (The)		7,902	33,821
Heartland Payment Systems, Inc.		6,660	196,470
Higher One Holdings, Inc.	*†	8,271	87,176
iGATE Corp.	*	2,997	47,263
Jack Henry & Associates, Inc.		12,750	500,565
Lender Processing Services, Inc.		11,943	294,037
Lionbridge Technologies, Inc.	*	18,369	73,843
Management Network Group, Inc.	*	320	739
Mantech International Corp., Class A	†	3,037	78,780
MAXIMUS, Inc.		6,111	386,337
ModusLink Global Solutions, Inc.	*	10,739	31,143
MoneyGram International, Inc.	*	11,866	157,699
NCI, Inc., Class A	*	1,956	9,174
NeuStar, Inc., Class A	*	13,778	577,712
Online Resources Corp.	*	13,184	29,928
Pfsweb, Inc.	*†	1,209	3,434
Sapient Corp.	*	25,306	267,231
StarTek, Inc.	*	1,875	7,556
Syntel, Inc.		3,095	165,861
TeleTech Holdings, Inc.	*	4,611	82,076
TNS, Inc.	*	6,651	137,875
Unisys Corp.	*	7,450	128,885
Vantiv, Inc., Class A	*	8,498	173,529
VeriFone Systems, Inc.	*	13,471	399,819
WEX, Inc.	*	5,323	401,195

			10,772,339

Leisure Equipment & Products—0.4%
Arctic Cat, Inc.	*	1,738	58,032
Brunswick Corp.		10,281	299,074
Callaway Golf Co.		18,335	119,178
JAKKS Pacific, Inc.		3,244	40,615
LeapFrog Enterprises, Inc.	*	19,865	171,435
Nautilus, Inc.	*	2,480	8,705
Polaris Industries, Inc.		9,967	838,723
Smith & Wesson Holding Corp.	*	25,585	215,937
Steinway Musical Instruments, Inc.	*	1,536	32,486
Sturm Ruger & Co., Inc.	†	2,146	97,428

			1,881,613

		Shares	Value

Life Sciences Tools & Services—0.9%
Affymetrix, Inc.	*†	21,563	$68,355
Albany Molecular Research, Inc.	*	2,944	15,544
Bio-Rad Laboratories, Inc., Class A	*	2,830	297,292
Bruker Corp.	*	19,689	300,651
Cambrex Corp.	*	6,259	71,227
Charles River Laboratories
International, Inc.	*	11,766	440,872
Covance, Inc.	*	8,291	478,971
Enzo Biochem, Inc.	*	6,306	17,026
Furiex Pharmaceuticals, Inc.	*	2,109	40,619
Illumina, Inc.	*†	23,166	1,287,798
Luminex Corp.	*	6,030	101,063
Mettler-Toledo International, Inc.	*†	3,712	717,530
PAREXEL International Corp.	*	8,690	257,137
Sequenom, Inc.	*†	27,582	130,187
Techne Corp.		6,204	423,981

			4,648,253

Machinery—3.9%
Actuant Corp., Class A		12,782	356,746
AGCO Corp.	*	16,605	815,638
Albany International Corp., Class A		7,775	176,337
Ampco-Pittsburgh Corp.		986	19,700
Astec Industries, Inc.		2,247	74,892
Barnes Group, Inc.		7,403	166,271
Blount International, Inc.	*	13,845	219,028
Briggs & Stratton Corp.	†	9,174	193,388
Cascade Corp.		1,255	80,696
Chart Industries, Inc.	*†	4,867	324,483
CIRCOR International, Inc.		1,935	76,607
CLARCOR, Inc.		10,000	477,800
Colfax Corp.	*†	10,051	405,558
Columbus McKinnon Corp.	*	4,765	78,718
Commercial Vehicle Group, Inc.	*	6,660	54,679
Crane Co.		8,175	378,339
Donaldson Co., Inc.		22,698	745,402
Dynamic Materials Corp.		9,575	133,092
EnPro Industries, Inc.	*	5,844	239,020
ESCO Technologies, Inc.		2,714	101,531
Federal Signal Corp.	*	19,708	149,978
Flow International Corp.	*	9,896	34,636
FreightCar America, Inc.		2,798	62,731
Gardner Denver, Inc.		9,352	640,612
Gorman-Rupp Co. (The)		2,362	70,458
Graco, Inc.		13,302	684,920
Graham Corp.		1,617	31,531
Greenbrier Cos., Inc.	*	4,956	80,138
Harsco Corp.		14,896	350,056
Hurco Cos., Inc.	*	1,248	28,704
Hyster-Yale Materials Handling, Inc.		882	43,042
IDEX Corp.		17,560	817,067
ITT Corp.		14,806	347,349
John Bean Technologies Corp.		5,724	101,715
Kadant, Inc.	*	1,553	41,170
Kaydon Corp.		9,101	217,787
Kennametal, Inc.		13,046	521,840
L.B. Foster Co., Class A		951	41,311
Lincoln Electric Holdings, Inc.		13,869	675,143
Lindsay Corp.	†	969	77,636

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Lydall, Inc.	*	2,982	$42,762
Manitowoc Co., Inc. (The)	†	23,699	371,600
Meritor, Inc.	*	20,436	96,662
Middleby Corp.	*	2,361	302,704
Mueller Industries, Inc.		5,751	287,723
Mueller Water Products, Inc., Class A		30,046	168,558
Navistar International Corp.	*	10,153	221,031
NN, Inc.	*	6,804	62,325
Nordson Corp.		7,420	468,350
Oshkosh Corp.	*	15,173	449,879
RBC Bearings, Inc.	*	6,724	336,671
Robbins & Myers, Inc.		7,886	468,823
Sauer-Danfoss, Inc.		3,844	205,154
SPX Corp.		6,887	483,123
Tecumseh Products Co., Class A	*	1,703	7,868
Tennant Co.		3,185	139,981
Terex Corp.	*	20,581	578,532
Timken Co.		12,856	614,902
Titan International, Inc.	†	9,793	212,704
Toro Co. (The)		10,316	443,382
Trinity Industries, Inc.		9,007	322,631
Valmont Industries, Inc.		3,525	481,339
Wabash National Corp.	*	16,414	147,234
WABCO Holdings, Inc.	*	12,253	798,773
Wabtec Corp.		9,853	862,532
Watts Water Technologies, Inc., Class A		7,251	311,720
Woodward, Inc.		9,791	373,331

			19,396,043

Marine—0.2%
Eagle Bulk Shipping, Inc.	*†	10,448	15,672
Genco Shipping & Trading Ltd.	*	24,517	85,564
International Shipholding Corp.		724	11,932
Kirby Corp.	*	8,425	521,423
Matson, Inc.		5,685	140,533

			775,124

Media—3.5%
A.H. Belo Corp., Class A		3,861	17,954
AMC Networks, Inc., Class A	*	11,748	581,526
Arbitron, Inc.		3,649	170,335
Belo Corp., Class A		9,503	72,888
Carmike Cinemas, Inc.	*	6,117	91,755
Charter Communications, Inc., Class A	*	9,451	720,544
Cinemark Holdings, Inc.		17,424	452,676
Clear Channel Outdoor Holdings, Inc., Class A	*	16,925	118,813
Crown Media Holdings, Inc., Class A	*†	4,399	8,138
Cumulus Media, Inc., Class A	*†	20,178	53,875
Digital Generation, Inc.	*†	2,455	26,661
DISH Network Corp., Class A		36,416	1,325,542
DreamWorks Animation SKG, Inc., Class A	*†	11,561	191,566
Emmis Communications Corp., Class A	*	4,461	8,788
Entercom Communications Corp., Class A	*	1,873	13,074
Entravision Communications Corp., Class A	†	4,930	8,184

		Shares	Value

EW Scripps Co. (The), Class A	*	3,000	$32,430
Gray Television, Inc.	*	3,878	8,532
Harris Interactive, Inc.	*	10,590	12,708
Harte-Hanks, Inc.		4,646	27,411
John Wiley & Sons, Inc., Class A		8,182	318,525
Journal Communications, Inc., Class A	*	5,969	32,292
Lamar Advertising Co., Class A	*†	11,114	430,667
Liberty Global, Inc., Series A	*	24,312	1,531,413
Liberty Media Corp.—Liberty Capital, Class A	*	19,305	2,239,573
LIN TV Corp., Class A	*	2,390	17,997
Lions Gate Entertainment Corp.	*†	22,585	370,394
Live Nation Entertainment, Inc.	*	27,818	258,986
Madison Square Garden Co. (The), Class A	*	14,922	661,791
Martha Stewart Living Omnimedia, Class A	*	20,003	49,007
McClatchy Co. (The), Class A	*†	3,506	11,465
Media General, Inc., Class A	*†	1,595	6,859
Meredith Corp.	†	8,290	285,591
Morningstar, Inc.		5,535	347,764
National CineMedia, Inc.		13,811	195,149
Navarre Corp.	*	16,007	28,492
New York Times Co. (The), Class A	*†	11,654	99,409
Radio Unica Communications Corp.	*‡d	1,900	—
Regal Entertainment Group, Class A	†	22,336	311,587
Salem Communications Corp., Class A		3,266	17,832
Scholastic Corp.		2,095	61,928
Sinclair Broadcast Group, Inc., Class A		7,563	95,445
Sirius XM Radio, Inc.	†	985,368	2,847,714
Thomson Reuters Corp.		56,342	1,637,299
Valassis Communications, Inc.	†	8,118	209,282
Value Line, Inc.	†	573	5,140
Virgin Media, Inc.		34,230	1,257,953
World Wrestling Entertainment, Inc., Class A		4,170	32,901

			17,305,855

Metals & Mining—1.7%
AK Steel Holding Corp.	†	13,061	60,081
Allied Nevada Gold Corp.	*	17,040	513,415
AMCOL International Corp.		2,631	80,719
Carpenter Technology Corp.		7,854	405,502
Century Aluminum Co.	*	15,081	132,110
Coeur d’Alene Mines Corp.	*	19,535	480,561
Commercial Metals Co.		16,183	240,479
Compass Minerals International, Inc.		5,527	412,922
Globe Specialty Metals, Inc.		11,348	156,035
Haynes International, Inc.		1,995	103,481
Hecla Mining Co.	†	49,415	288,089
Horsehead Holding Corp.	*	13,896	141,878
Kaiser Aluminum Corp.		2,084	128,562
Materion Corp.		2,925	75,406

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Molycorp, Inc.	*†	14,830	$139,995
Olympic Steel, Inc.		3,361	74,412
Reliance Steel & Aluminum Co.		10,836	672,916
Royal Gold, Inc.		11,019	895,955
RTI International Metals, Inc.	*†	5,082	140,060
Schnitzer Steel Industries, Inc., Class A		3,033	91,991
Southern Copper Corp.		30,829	1,167,186
Steel Dynamics, Inc.		44,822	615,406
Stillwater Mining Co.	*	18,728	239,344
SunCoke Energy, Inc.	*	10,927	170,352
Tahoe Resources, Inc.	*	15,705	287,716
Universal Stainless & Alloy Products, Inc.	*	2,058	75,673
Walter Energy, Inc.		10,993	394,429
Worthington Industries, Inc.		8,883	230,869

			8,415,544

Multiline Retail—0.3%
Dillard’s, Inc., Class A		6,475	542,411
Fred’s, Inc., Class A		5,995	79,793
Saks, Inc.	*†	24,378	256,213
Sears Holdings Corp.	*†	14,799	612,087
Tuesday Morning Corp.	*	1,816	11,350

			1,501,854

Multi-Utilities—0.6%
Alliant Energy Corp.		16,939	743,791
Avista Corp.		15,256	367,822
Black Hills Corp.		8,743	317,721
CH Energy Group, Inc.		1,512	98,613
MDU Resources Group, Inc.		33,003	700,984
NorthWestern Corp.		10,040	348,689
Vectren Corp.		15,419	453,318

			3,030,938

Office Electronics—0.1%
Zebra Technologies Corp., Class A	*	8,701	341,775

Oil, Gas & Consumable Fuels—3.7%
Abraxas Petroleum Corp.	*†	30,906	67,684
Adams Resources & Energy, Inc.		1,462	51,272
Alpha Natural Resources, Inc.	*†	38,779	377,708
Apco Oil and Gas International, Inc.		2,488	30,627
Approach Resources, Inc.	*†	11,314	282,963
Arch Coal, Inc.	†	37,708	276,023
Berry Petroleum Co., Class A		8,684	291,348
Bill Barrett Corp.	*	5,963	106,082
BP Prudhoe Bay Royalty Trust		3,434	235,366
BPZ Resources, Inc.	*†	27,149	85,519
Callon Petroleum Co.	*	20,318	95,495
Carrizo Oil & Gas, Inc.	*	8,019	167,758
Cheniere Energy, Inc.	*†	36,447	684,475
Cimarex Energy Co.		13,393	773,178
Clayton Williams Energy, Inc.	*	1,241	49,640
Cloud Peak Energy, Inc.	*	12,175	235,343
Comstock Resources, Inc.	*†	11,590	175,357
Concho Resources, Inc.	*	14,442	1,163,448
Contango Oil & Gas Co.		2,731	115,685
Continental Resources, Inc.	*	10,155	746,291
Cross Timbers Royalty Trust		1,515	40,784
Crosstex Energy, Inc.		8,856	126,995
Energen Corp.		10,118	456,221

		Shares	Value

Energy XXI Bermuda Ltd. (Bermuda)	†	15,053	$484,556
EXCO Resources, Inc.	†	39,666	268,539
Forest Oil Corp.	*†	19,596	131,097
FX Energy, Inc.	*	20,766	85,348
GMX Resources, Inc.	*†	17,772	8,886
Goodrich Petroleum Corp.	*†	9,150	85,278
Gulfport Energy Corp.	*	8,914	340,693
Harvest Natural Resources, Inc.	*†	4,175	37,867
HollyFrontier Corp.		30,808	1,434,112
Hugoton Royalty Trust		8,143	59,525
James River Coal Co.	*†	10,211	32,675
Kodiak Oil & Gas Corp.	*	56,931	503,839
Magnum Hunter Resources Corp.	*†	36,378	145,148
McMoRan Exploration Co.	*†	27,649	443,767
Northern Oil and Gas, Inc.	*†	10,226	172,001
Oasis Petroleum, Inc.	*†	7,445	236,751
PDC Energy, Inc.	*†	3,828	127,128
Penn Virginia Corp.		4,723	20,828
PetroQuest Energy, Inc.	*	13,685	67,741
Plains Exploration & Production Co.	*	24,930	1,170,214
PostRock Energy Corp.	*	295	437
Quicksilver Resources, Inc.	*†	22,131	63,295
Rentech, Inc.		80,188	210,895
Resolute Energy Corp.	*†	5,849	47,552
REX American Resources Corp.	*	1,034	19,946
Rosetta Resources, Inc.	*	9,634	436,998
SandRidge Energy, Inc.	*†	80,303	509,924
SemGroup Corp., Class A	*	6,110	238,779
Ship Finance International Ltd. (Bermuda)	†	12,947	215,309
SM Energy Co.		11,352	592,688
Stone Energy Corp.	*	10,027	205,754
Swift Energy Co.	*	5,041	77,581
Syntroleum Corp.	*†	20,762	8,201
Teekay Corp. (Bermuda)		8,465	271,727
Tengasco, Inc.	*	9,394	5,636
Ultra Petroleum Corp.	*	30,853	559,365
Uranium Resources, Inc.	*†	78,345	25,070
USEC, Inc.	*†	30,878	16,365
Vaalco Energy, Inc.	*	28,928	250,227
Verenium Corp.	*†	6,543	14,198
W&T Offshore, Inc.		2,946	47,224
Warren Resources, Inc.	*	23,225	65,262
Western Refining, Inc.	†	10,435	294,163
Westmoreland Coal Co.	*	4,305	40,209
Whiting Petroleum Corp.	*	20,666	896,284
World Fuel Services Corp.		10,762	443,072
ZaZa Energy Corp.	*†	22,201	45,512

			18,092,928

Paper & Forest Products—0.4%
Buckeye Technologies, Inc.		10,262	294,622
Clearwater Paper Corp.	*	3,863	151,275
Deltic Timber Corp.		1,046	73,869
Domtar Corp. (Canada)		4,889	408,329
Louisiana-Pacific Corp.	*	17,606	340,148
Neenah Paper, Inc.		2,110	60,072
P.H. Glatfelter Co.		13,651	238,619
Schweitzer-Mauduit International, Inc.		3,676	143,474
Wausau Paper Corp.		30,223	261,731

			1,972,139

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Personal Products—0.3%
Elizabeth Arden, Inc.	*	3,488	$156,995
Herbalife Ltd. (Cayman Islands)	†	18,109	596,510
Mannatech, Inc.	*	263	1,478
Medifast, Inc.	*	6,739	177,842
Nu Skin Enterprises, Inc., Class A	†	11,273	417,665
Prestige Brands Holdings, Inc.	*	13,428	268,963
Reliv International, Inc.		3,018	3,953
USANA Health Sciences, Inc.	*†	2,706	89,109

			1,712,515

Pharmaceuticals—0.7%
Alexza Pharmaceuticals, Inc.	*†	10,270	50,836
Auxilium Pharmaceuticals, Inc.	*	12,905	239,130
AVANIR Pharmaceuticals, Inc., Class A	*†	57,291	150,675
Biosante Pharmaceuticals, Inc.	*†	310	384
Cadence Pharmaceuticals, Inc.	*†	9,924	47,536
Columbia Laboratories, Inc.	*	28,490	18,105
Depomed, Inc.	*	27,228	168,541
Durect Corp.	*	7,330	6,744
Emisphere Technologies, Inc.	*	3,412	556
Endo Health Solutions, Inc.	*	19,228	505,120
Heska Corp.		446	3,613
Hi-Tech Pharmacal Co., Inc.		2,404	84,092
Impax Laboratories, Inc.	*	9,974	204,367
Medicines Co. (The)	*	12,199	292,410
Nektar Therapeutics	*†	11,384	84,355
Obagi Medical Products, Inc.	*	4,294	58,355
Optimer Pharmaceuticals, Inc.	*	5,641	51,051
Pain Therapeutics, Inc.	*	10,298	27,908
Pozen, Inc.	*	5,088	25,491
Questcor Pharmaceuticals, Inc.	†	12,843	343,165
Salix Pharmaceuticals Ltd.	*	8,896	360,110
Santarus, Inc.	*	11,760	129,125
Sciclone Pharmaceuticals, Inc.	*	10,639	45,854
ViroPharma, Inc.	*	12,330	280,631
Vivus, Inc.	*†	24,224	325,086
XenoPort, Inc.	*	16,376	127,242

			3,630,482

Professional Services—1.3%
Acacia Research Corp.	*	8,726	223,822
Advisory Board Co. (The)	*	4,934	230,862
Barrett Business Services, Inc.		3,976	151,446
CBIZ, Inc.	*	32,523	192,211
CDI Corp.		2,129	36,470
Corporate Executive Board Co.
(The)		7,185	341,000
CRA International, Inc.	*	1,427	28,212
Exponent, Inc.	*	1,790	99,936
FTI Consulting, Inc.	*	9,264	305,712
Heidrick & Struggles
International, Inc.		3,000	45,780
Hudson Global, Inc.	*	10,844	48,581
Huron Consulting Group, Inc.	*	3,574	120,408
ICF International, Inc.	*	8,590	201,350
IHS, Inc., Class A	*	9,134	876,864
Insperity, Inc.		3,965	129,100
Kelly Services, Inc., Class A		2,431	38,264
Kforce, Inc.		4,102	58,782
Korn/Ferry International	*	8,421	133,557

		Shares	Value

Manpower, Inc.		12,007	$509,577
Navigant Consulting, Inc.	*	11,220	125,215
Odyssey Marine Exploration, Inc.	*†	24,771	73,570
On Assignment, Inc.	*	6,494	131,698
RCM Technologies, Inc.		13,065	65,978
Resources Connection, Inc.		3,825	45,670
Towers Watson & Co., Class A		11,096	623,706
TrueBlue, Inc.	*	13,711	215,948
Verisk Analytics, Inc., Class A	*	24,310	1,239,810

			6,293,529

Real Estate Investment Trusts (REITs)—10.5%
Acadia Realty Trust REIT		16,088	403,487
Agree Realty Corp. REIT		6,395	171,322
Alexander’s, Inc. REIT		496	164,077
Alexandria Real Estate Equities,
Inc. REIT		10,524	729,524
American Assets Trust, Inc. REIT		5,602	156,464
American Campus Communities,
Inc. REIT		18,126	836,152
American Capital Agency
Corp. REIT		65,493	1,895,367
American Realty Capital Trust,
Inc. REIT		34,410	397,435
Annaly Capital Management,
Inc. REIT		179,716	2,523,213
Anworth Mortgage Asset
Corp. REIT		44,342	256,297
Apollo Commercial Real Estate
Finance, Inc. REIT		9,261	150,306
Apollo Residential Mortgage,
Inc. REIT		7,881	159,117
Arbor Realty Trust, Inc. REIT		6,648	39,822
ARMOUR Residential REIT,
Inc. REIT		61,093	395,272
Ashford Hospitality Trust,
Inc. REIT		24,783	260,469
Associated Estates Realty
Corp. REIT		14,783	238,302
BioMed Realty Trust, Inc. REIT		25,519	493,282
Brandywine Realty Trust REIT		23,412	285,392
BRE Properties, Inc. REIT		12,917	656,571
BRT Realty Trust REIT	*	10,925	71,668
Camden Property Trust REIT		13,075	891,846
Capital Trust, Inc., Class A REIT		9,337	19,608
CapLease, Inc. REIT		22,151	123,381
Capstead Mortgage Corp. REIT		20,046	229,928
CBL & Associates Properties, Inc. REIT		33,587	712,380
Cedar Realty Trust, Inc. REIT		19,432	102,601
Chimera Investment Corp. REIT		185,548	484,280
Colonial Properties Trust REIT		17,084	365,085
CommonWealth REIT REIT		12,186	193,026
Corporate Office Properties Trust REIT		12,130	303,007
Cousins Properties, Inc. REIT		31,678	264,511
CubeSmart REIT		31,141	453,724
CYS Investments, Inc. REIT	†	34,604	408,673

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
DCT Industrial Trust, Inc. REIT		27,165	$176,301
DDR Corp. REIT		37,441	586,326
DiamondRock Hospitality Co. REIT		34,477	310,293
Digital Realty Trust, Inc. REIT	†	22,160	1,504,442
Douglas Emmett, Inc. REIT		21,263	495,428
Duke Realty Corp. REIT		41,436	574,717
DuPont Fabros Technology, Inc. REIT	†	12,750	308,040
EastGroup Properties, Inc. REIT		8,574	461,367
Education Realty Trust, Inc. REIT		33,387	355,238
EPR Properties REIT		9,743	449,250
Equity Lifestyle Properties, Inc. REIT		7,789	524,122
Equity One, Inc. REIT		13,749	288,866
Essex Property Trust, Inc. REIT		5,973	875,940
Extra Space Storage, Inc. REIT		24,311	884,677
Federal Realty Investment
Trust REIT		11,001	1,144,324
FelCor Lodging Trust, Inc. REIT	*	33,618	156,996
First Industrial Realty Trust, Inc. REIT	*	12,017	169,199
First Potomac Realty Trust REIT		11,442	141,423
Franklin Street Properties
Corp. REIT		16,006	197,034
General Growth Properties,
Inc. REIT		85,843	1,703,984
Getty Realty Corp. REIT	†	3,716	67,111
Glimcher Realty Trust REIT		20,964	232,491
Government Properties Income Trust REIT	†	14,341	343,754
Gramercy Capital Corp. REIT	*	21,078	61,969
Hatteras Financial Corp. REIT		17,493	434,001
Healthcare Realty Trust, Inc. REIT		23,089	554,367
Healthcare Trust of America, Inc., Class A REIT	†	17,863	176,844
Hersha Hospitality Trust REIT		37,283	186,415
Highwoods Properties, Inc. REIT		11,752	393,104
Home Properties, Inc. REIT		7,075	433,768
Hospitality Properties Trust REIT		20,608	482,639
Inland Real Estate Corp. REIT		38,025	318,650
Invesco Mortgage Capital, Inc. REIT		18,612	366,843
Investors Real Estate Trust REIT		23,875	208,429
iStar Financial, Inc. REIT	*	17,809	145,143
Kilroy Realty Corp. REIT		11,191	530,118
Kite Realty Group Trust REIT		22,644	126,580
LaSalle Hotel Properties REIT		14,030	356,222
Lexington Realty Trust REIT		15,470	161,662
Liberty Property Trust REIT		17,811	637,099
LTC Properties, Inc. REIT		6,423	226,025
Macerich Co. (The) REIT		23,884	1,392,437
Mack-Cali Realty Corp. REIT		12,266	320,265
Medical Properties Trust, Inc. REIT		26,987	322,765
MFA Financial, Inc. REIT		35,167	285,204
Mid-America Apartment Communities, Inc. REIT		7,444	481,999
Monmouth Real Estate Investment Corp., Class A REIT		10,886	112,779

		Shares	Value

MPG Office Trust, Inc. REIT	*	32,440	$99,915
National Health Investors, Inc. REIT		3,674	207,691
National Retail Properties, Inc. REIT		10,392	324,230
Newcastle Investment Corp. REIT		20,499	177,931
NorthStar Realty Finance Corp. REIT		20,272	142,715
Omega Healthcare Investors, Inc. REIT		19,310	460,544
Parkway Properties, Inc. REIT		10,469	146,461
Pebblebrook Hotel Trust REIT		10,083	232,917
Pennsylvania Real Estate Investment Trust REIT		9,401	165,834
PennyMac Mortgage Investment Trust REIT		17,296	437,416
Piedmont Office Realty Trust, Inc., Class A REIT		28,141	507,945
PMC Commercial Trust REIT		4,535	32,199
Post Properties, Inc. REIT		8,338	416,483
Potlatch Corp. REIT		7,237	283,618
PS Business Parks, Inc. REIT		2,861	185,908
RAIT Financial Trust REIT		25,884	146,245
Ramco-Gershenson Properties Trust REIT		18,567	247,127
Rayonier, Inc. REIT		20,078	1,040,643
Realty Income Corp. REIT	†	19,515	784,698
Redwood Trust, Inc. REIT		18,093	305,591
Regency Centers Corp. REIT		15,148	713,774
Resource Capital Corp. REIT		26,944	150,886
RLJ Lodging Trust REIT		12,933	250,512
Rouse Properties, Inc. REIT	†	10,391	175,816
Ryman Hospitality Properties REIT		8,002	307,757
Sabra Health Care REIT, Inc. REIT		9,594	208,382
Saul Centers, Inc. REIT		3,363	143,903
Senior Housing Properties Trust REIT		29,177	689,744
SL Green Realty Corp. REIT		16,034	1,229,006
Sovran Self Storage, Inc. REIT		8,547	530,769
Starwood Property Trust, Inc. REIT		26,919	618,060
Strategic Hotels & Resorts, Inc. REIT	*	30,630	196,032
Sun Communities, Inc. REIT	†	3,803	151,702
Sunstone Hotel Investors, Inc. REIT	*	15,570	166,755
Tanger Factory Outlet Centers, Inc. REIT		21,379	731,162
Taubman Centers, Inc. REIT		8,675	682,896
Two Harbors Investment Corp. REIT		55,457	614,464
UDR, Inc. REIT		44,468	1,057,449
Universal Health Realty Income
Trust REIT		4,320	218,635
Urstadt Biddle Properties, Inc., Class A REIT		9,838	193,612
Washington Real Estate Investment Trust REIT		16,572	433,358
Weingarten Realty Investors REIT	†	20,384	545,680
Winthrop Realty Trust REIT		5,324	58,830

			51,917,534

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Real Estate Management & Development—0.6%
Alexander & Baldwin, Inc.	*	6,770	$198,835
Altisource Asset Management Corp.
(Virgin Islands, U.S.)	*	1	65
Brookfield Office Properties, Inc.		49,579	843,339
Consolidated-Tomoka Land Co.		2,685	83,262
Forest City Enterprises, Inc.,
Class A	*	33,533	541,558
Forestar Group, Inc.	*	8,367	145,000
Howard Hughes Corp. (The)	*	5,484	400,442
Jones Lang LaSalle, Inc.		6,662	559,208
St. Joe Co. (The)	*†	9,635	222,376
Tejon Ranch Co.	*	4,087	114,763
Thomas Properties Group, Inc.		2,396	12,962

			3,121,810

Road & Rail—1.3%
Amerco, Inc.		547	69,365
Arkansas Best Corp.		2,819	26,921
Avis Budget Group, Inc.	*	10,621	210,508
Celadon Group, Inc.		11,882	214,708
Con-way, Inc.		6,152	171,149
Genesee & Wyoming, Inc., Class A	*	8,456	643,333
Heartland Express, Inc.		15,449	201,918
Hertz Global Holdings, Inc.	*	22,711	369,508
J.B. Hunt Transport Services, Inc.		19,188	1,145,715
Kansas City Southern		20,188	1,685,294
Knight Transportation, Inc.		14,495	212,062
Landstar System, Inc.		8,939	468,940
Old Dominion Freight Line, Inc.	*	12,723	436,144
PAM Transportation Services, Inc.		1,139	11,652
Quality Distribution, Inc.	*	5,838	35,028
Saia, Inc.	*	2,156	49,847
Swift Transportation Co.	*	21,197	193,317
Werner Enterprises, Inc.		11,650	252,456
YRC Worldwide, Inc.	*	17	115

			6,397,980

Semiconductors & Semiconductor Equipment—2.4%
Advanced Energy Industries, Inc.	*	9,964	137,603
Amkor Technology, Inc.	*†	26,356	112,013
ANADIGICS, Inc.	*	15,184	38,264
Applied Micro Circuits Corp.	*	11,626	97,658
Atmel Corp.	*	90,250	591,137
ATMI, Inc.	*	3,386	70,700
Axcelis Technologies, Inc.	*	20,883	29,027
AXT, Inc.	*	5,871	16,498
Brooks Automation, Inc.		9,612	77,377
Cabot Microelectronics Corp.		5,893	209,260
Cavium, Inc.	*	11,274	351,862
Ceva, Inc.	*	3,801	59,866
Cirrus Logic, Inc.	*	13,998	405,522
Cohu, Inc.		1,889	20,477
Cree, Inc.	*†	14,245	484,045
Cymer, Inc.	*	3,321	300,318
Cypress Semiconductor Corp.	*	21,129	229,038
Diodes, Inc.	*	3,326	57,706
DSP Group, Inc.	*	4,251	24,486

		Shares	Value

Entegris, Inc.	*	30,372	$278,815
Exar Corp.	*	11,699	104,121
Fairchild Semiconductor
International, Inc.	*	14,112	203,213
FormFactor, Inc.	*	11,437	52,153
GigOptix, Inc.	*	5,164	9,915
GT Advanced Technologies, Inc.	*†	28,398	85,762
Hittite Microwave Corp.	*	6,713	416,877
Integrated Device Technology, Inc.	*	33,005	240,937
Integrated Silicon Solution, Inc.	*	2,930	26,370
International Rectifier Corp.	*	7,620	135,103
Intersil Corp., Class A		13,128	108,831
IXYS Corp.		3,270	29,888
Kopin Corp.	*	10,484	34,912
Kulicke & Soffa Industries, Inc.	*	11,993	143,796
Lattice Semiconductor Corp.	*	16,642	66,402
LTX-Credence Corp.	*	8,847	58,036
Marvell Technology Group Ltd.
(Bermuda)		78,244	568,051
Mattson Technology, Inc.	*	11,630	9,769
Maxim Integrated Products, Inc.		37,778	1,110,673
Micrel, Inc.		11,121	105,650
Microsemi Corp.	*	13,240	278,570
Mindspeed Technologies, Inc.	*	9,324	43,636
MIPS Technologies, Inc.	*	15,340	119,959
MKS Instruments, Inc.		4,420	113,948
Monolithic Power Systems, Inc.		2,918	65,013
MoSys, Inc.	*†	16,699	58,113
NVE Corp.	*	771	42,783
OmniVision Technologies, Inc.	*	11,385	160,301
ON Semiconductor Corp.	*	65,798	463,876
PDF Solutions, Inc.	*†	9,022	124,323
Pericom Semiconductor Corp.	*	5,204	41,788
Photronics, Inc.	*	15,405	91,814
PLX Technology, Inc.	*	17,286	62,748
PMC—Sierra, Inc.	*	56,477	294,245
Power Integrations, Inc.	†	4,153	139,582
QuickLogic Corp.	*†	14,701	31,901
Rambus, Inc.	*†	13,734	67,022
RF Micro Devices, Inc.	*	31,040	139,059
Rudolph Technologies, Inc.	*	2,516	33,840
Semtech Corp.	*	9,874	285,852
Sigma Designs, Inc.	*	8,818	45,413
Silicon Image, Inc.	*	8,359	41,461
Silicon Laboratories, Inc.	*	8,366	349,782
Skyworks Solutions, Inc.	*	30,058	610,177
SunPower Corp.	*†	12,586	70,733
Supertex, Inc.		3,157	55,405
Tessera Technologies, Inc.		6,777	111,278
Transwitch Corp.	*	31,341	19,118
TriQuint Semiconductor, Inc.	*	34,569	167,314
Ultra Clean Holdings, Inc.	*	6,562	32,219
Ultratech, Inc.	*	2,462	91,833
Veeco Instruments, Inc.	*†	5,359	158,198
Volterra Semiconductor Corp.	*	3,597	61,760

			11,575,195

Software—3.7%
Accelrys, Inc.	*	6,341	57,386
ACI Worldwide, Inc.	*	4,103	179,260
Activision Blizzard, Inc.		90,421	960,271
Actuate Corp.	*	9,173	51,369
Advent Software, Inc.	*	5,224	111,689

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
American Software, Inc., Class A		7,072	$54,879
ANSYS, Inc.	*	14,258	960,134
Aspen Technology, Inc.	*	11,581	320,099
Blackbaud, Inc.		6,583	150,290
Bottomline Technologies, Inc.	*	7,908	208,692
BroadSoft, Inc.	*†	2,938	106,738
Cadence Design Systems, Inc.	*	53,095	717,313
Callidus Software, Inc.	*†	14,237	64,636
CommVault Systems, Inc.	*	8,874	618,607
Compuware Corp.	*	23,815	258,869
Comverse Technology, Inc.	*	27,460	105,446
Comverse, Inc.	*	2,746	78,343
Concur Technologies, Inc.	*†	7,229	488,102
Datawatch Corp.	*	3,500	48,335
Ebix, Inc.	†	3,924	63,059
EPIQ Systems, Inc.		7,191	91,901
Evolving Systems, Inc.		1,123	6,693
FactSet Research Systems, Inc.	†	6,575	578,994
Fair Isaac Corp.		4,616	194,010
FalconStor Software, Inc.	*†	8,712	20,299
Fortinet, Inc.	*	23,824	501,972
Informatica Corp.	*	16,262	493,064
Interactive Intelligence Group, Inc.	*†	1,644	55,140
Manhattan Associates, Inc.	*	2,125	128,222
Mentor Graphics Corp.	*	24,604	418,760
MICROS Systems, Inc.	*	11,115	471,721
MicroStrategy, Inc., Class A	*	977	91,232
Netscout Systems, Inc.	*	5,654	146,947
NetSuite, Inc.	*†	6,671	448,958
Nuance Communications, Inc.	*†	48,468	1,081,806
Parametric Technology Corp.	*	25,649	577,359
Pegasystems, Inc.		2,142	48,581
Progress Software Corp.	*	6,994	146,804
PROS Holdings, Inc.	*	2,944	53,846
QAD, Inc., Class B		136	1,764
QLIK Technologies, Inc.	*	11,358	246,696
Rovi Corp.	*	19,181	295,963
Scientific Learning Corp.	*	3,146	1,982
SeaChange International, Inc.	*	3,359	32,482
Smith Micro Software, Inc.	*	2,612	3,944
SolarWinds, Inc.	*	12,146	637,058
Solera Holdings, Inc.		13,734	734,357
Sonic Foundry, Inc.	*†	1,155	6,711
Sourcefire, Inc.	*	4,489	211,971
Synchronoss Technologies, Inc.	*†	12,077	254,704
Synopsys, Inc.	*	24,906	793,007
Take-Two Interactive Software, Inc.	*	23,034	253,604
TeleCommunication Systems, Inc., Class A	*	67,716	167,258
TIBCO Software, Inc.	*	28,166	619,934
TiVo, Inc.	*	29,167	359,337
Tyler Technologies, Inc.	*	5,227	253,196
Ultimate Software Group, Inc.	*	3,872	365,555
VASCO Data Security International, Inc.	*	4,225	34,476
VirnetX Holding Corp.	*†	7,740	226,627
VMware, Inc., Class A	*	12,235	1,151,803
Websense, Inc.	*	5,524	83,081
Workday, Inc., Class A	*	1,785	97,282
Zynga, Inc., Class A	*	34,113	80,848

			18,073,466

		Shares	Value

Specialty Retail—3.1%
Aaron’s, Inc.		16,785	$474,680
Advance Auto Parts, Inc.		9,160	662,726
Aeropostale, Inc.	*	8,619	112,133
American Eagle Outfitters, Inc.		31,912	654,515
America’s Car-Mart, Inc.	*	1,569	63,576
ANN, Inc.	*	10,541	356,707
Asbury Automotive Group, Inc.	*	5,664	181,418
Ascena Retail Group, Inc.	*	19,188	354,786
Barnes & Noble, Inc.	*†	6,505	98,161
bebe stores, Inc.		9,951	39,705
Big 5 Sporting Goods Corp.		2,416	31,650
Brown Shoe Co., Inc.		5,385	98,923
Buckle, Inc. (The)	†	4,179	186,551
Build-A-Bear Workshop, Inc.	*	5,570	21,277
Cabela’s, Inc.	*†	10,417	434,910
Cache, Inc.	*	4,005	9,692
Casual Male Retail Group, Inc.	*	21,865	91,833
Cato Corp. (The), Class A		4,713	129,278
Chico’s FAS, Inc.		25,064	462,681
Children’s Place Retail Stores, Inc. (The)	*	4,359	193,060
Christopher & Banks Corp.	*	9,394	51,197
Citi Trends, Inc.	*	8,340	114,758
Coldwater Creek, Inc.	*†	11,782	56,671
Destination Maternity Corp.		2,707	58,363
Dick’s Sporting Goods, Inc.	†	13,341	606,882
DSW, Inc., Class A		3,315	217,762
Finish Line, Inc. (The), Class A		7,061	133,665
Foot Locker, Inc.		23,670	760,280
Genesco, Inc.	*	3,227	177,485
Group 1 Automotive, Inc.	†	2,367	146,730
Guess?, Inc.	†	11,553	283,511
Haverty Furniture Cos., Inc.		2,301	37,529
Hibbett Sports, Inc.	*	3,546	186,874
Hot Topic, Inc.	†	22,025	212,541
Jos A. Bank Clothiers, Inc.	*†	3,491	148,647
Kirkland’s, Inc.	*	2,193	23,224
Lithia Motors, Inc., Class A		3,558	133,140
Lumber Liquidators Holdings, Inc.	*†	5,899	311,644
MarineMax, Inc.	*	3,026	27,052
Men’s Wearhouse, Inc. (The)		4,746	147,885
Monro Muffler Brake, Inc.	†	5,955	208,246
Office Depot, Inc.	*	52,060	170,757
OfficeMax, Inc.		6,942	67,754
Pacific Sunwear of California, Inc.	*†	18,790	29,876
Penske Automotive Group, Inc.		10,147	305,323
Pep Boys-Manny, Moe & Jack (The)		19,564	192,314
Pier 1 Imports, Inc.		18,210	364,200
RadioShack Corp.	†	19,631	41,618
Rent-A-Center, Inc.		12,187	418,745
Sally Beauty Holdings, Inc.	*	19,894	468,902
Select Comfort Corp.	*	10,528	275,518
Shoe Carnival, Inc.		2,174	44,545
Signet Jewelers Ltd. (Bermuda)		12,825	684,855
Sonic Automotive, Inc., Class A		8,013	167,392
Stage Stores, Inc.		8,324	206,269
Stein Mart, Inc.		14,281	107,679
Systemax, Inc.		1,358	13,105
Tractor Supply Co.		12,372	1,093,190
Trans World Entertainment Corp.		1,932	6,723

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Ulta Salon Cosmetics & Fragrance, Inc.		10,623	$1,043,816
Vitamin Shoppe, Inc.	*†	2,327	133,477
West Marine, Inc.	*	6,841	73,541
Wet Seal, Inc. (The), Class A	*	48,869	134,878
Williams-Sonoma, Inc.		13,063	571,768
Zale Corp.	*	12,363	50,812

			15,369,405

Textiles, Apparel & Luxury Goods—1.2%
Carter’s, Inc.	*	7,414	412,589
Charles & Colvard Ltd.	*	4,894	19,185
Cherokee, Inc.		2,054	28,160
Columbia Sportswear Co.	†	2,090	111,522
Crocs, Inc.	*	18,713	269,280
Culp, Inc.		4,887	73,354
Deckers Outdoor Corp.	*†	6,235	251,083
Fifth & Pacific Cos., Inc.	*†	16,691	207,803
Forward Industries, Inc.	*	3,751	5,214
Hanesbrands, Inc.	*	16,070	575,627
Iconix Brand Group, Inc.	*†	13,558	302,615
Jones Group, Inc. (The)	†	7,884	87,197
K-Swiss, Inc., Class A	*	10,721	36,023
Maidenform Brands, Inc.	*	3,598	70,125
Movado Group, Inc.		1,527	46,848
Oxford Industries, Inc.		3,507	162,585
PVH Corp.		9,993	1,109,323
Quiksilver, Inc.	*	16,228	68,969
Skechers U.S.A., Inc., Class A	*	7,438	137,603
Steven Madden Ltd.	*	7,089	299,652
True Religion Apparel, Inc.		5,573	141,666
Under Armour, Inc., Class A	*†	13,492	654,767
Unifi, Inc.	*	3,223	41,931
Warnaco Group, Inc. (The)	*	5,608	401,365
Wolverine World Wide, Inc.	†	8,731	357,796

			5,872,282

Thrifts & Mortgage Finance—1.1%
Astoria Financial Corp.		12,205	114,239
Bank Mutual Corp.		18,221	78,350
BankUnited, Inc.		4,652	113,695
BBX Capital Corp., Class A	*	6,764	45,319
Beneficial Mutual Bancorp, Inc.	*	7,279	69,151
Brookline Bancorp, Inc.		10,999	93,492
Capitol Federal Financial, Inc.		29,545	345,381
CFS Bancorp, Inc.		2,085	13,010
Dime Community Bancshares, Inc.		3,549	49,296
Doral Financial Corp. (Puerto Rico)	*	70,932	51,362
ESSA Bancorp, Inc.		5,953	64,828
Federal Agricultural Mortgage Corp., Class C		4,576	148,720
Federal Home Loan Mortgage Corp.	*†	43,895	11,544
Federal National Mortgage Association	*†	66,437	16,941
First Financial Holdings, Inc.		3,864	50,541
First Financial Northwest, Inc.	*	4,938	37,282
Flagstar Bancorp, Inc.	*†	4,975	96,515
Flushing Financial Corp.		2,981	45,729
Kearny Financial Corp.	†	3,008	29,328

		Shares	Value

MGIC Investment Corp.	*†	12,237	$32,550
NASB Financial, Inc.	*	529	11,305
New York Community Bancorp, Inc.	†	65,740	861,194
Northfield Bancorp, Inc.		6,837	104,264
Northwest Bancshares, Inc.		21,039	255,414
OceanFirst Financial Corp.		3,947	54,271
Ocwen Financial Corp.	*	23,494	812,658
Oritani Financial Corp.		13,537	207,387
Provident Financial Services, Inc.		16,334	243,703
Provident New York Bancorp		5,681	52,890
Radian Group, Inc.	†	23,028	140,701
Riverview Bancorp, Inc.	*	2,602	4,397
TFS Financial Corp.	*	13,499	129,860
Tree.com, Inc.		5,006	90,258
TrustCo Bank Corp NY		10,073	53,185
United Financial Bancorp, Inc.		5,398	84,857
ViewPoint Financial Group, Inc.		6,157	128,928
Washington Federal, Inc.		19,593	330,534
Westfield Financial, Inc.		8,596	62,149
WSFS Financial Corp.		1,929	81,500

			5,216,728

Tobacco—0.1%
Alliance One International, Inc.	*†	28,423	103,460
Universal Corp.		3,751	187,212
Vector Group Ltd.	†	22,944	341,177

			631,849

Trading Companies & Distributors—0.8%
Aceto Corp.		4,950	49,698
Air Lease Corp.	*†	12,769	274,534
Aircastle Ltd.		14,047	176,149
Applied Industrial Technologies, Inc.		8,222	345,406
Beacon Roofing Supply, Inc.	*†	11,882	395,433
GATX Corp.		7,003	303,230
H&E Equipment Services, Inc.		2,196	33,094
Houston Wire & Cable Co.		6,215	76,258
Kaman Corp.		2,736	100,685
MSC Industrial Direct Co., Inc., Class A	†	6,582	496,151
Rush Enterprises, Inc., Class A	*	3,897	80,551
United Rentals, Inc.	*†	16,362	744,798
Watsco, Inc.		5,106	382,439
WESCO International, Inc.	*†	5,516	371,944
Willis Lease Finance Corp.	*	1,234	17,659

			3,848,029

Water Utilities—0.5%
American States Water Co.		3,697	177,382
American Water Works Co., Inc.		28,607	1,062,178
Aqua America, Inc.		31,674	805,153
California Water Service Group		16,632	305,197
Connecticut Water Service, Inc.		3,803	113,253
Middlesex Water Co.		4,246	83,052
SJW Corp.	†	5,096	135,554

			2,681,769

Wireless Telecommunication Services—0.5%
Clearwire Corp., Class A	*	58,022	167,684
Leap Wireless International, Inc.	*†	16,479	109,585
NII Holdings, Inc.	*†	25,758	183,654

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Mid/Small Company Index Fund			Shares	Value

COMMON STOCKS—(Continued)
NTELOS Holdings Corp.			1,551	$ 20,334
SBA Communications Corp., Class A		*†	22,201	1,576,715
Shenandoah Telecommunications Co.			2,133	32,656
Telephone & Data Systems, Inc.			9,133	202,205
United States Cellular Corp.		*	1,375	48,455
USA Mobility, Inc.			3,582	41,838

				2,383,126

TOTAL COMMON STOCKS
(Cost $410,992,391)				489,788,848

Coupon Rate	Maturity Date		Face	Value
U.S. TREASURY OBLIGATIONS—0.1%
U.S. Treasury Bills—0.1%
U.S. Treasury Bill 0.031% (Cost $194,987)	03/14/2013	‡‡	$ 195,000	194,988

			Shares	Value
RIGHTS—0.0%
Machinery—0.0%
Gerber Scientific, Inc.		*‡d	3,478	—

Pharmaceuticals—0.0%
Forest Laboratories, Inc.		*‡d	2,916	—

Textiles, Apparel & Luxury Goods—0.0%
Mossimo, Inc.		*‡d	2,807	—

TOTAL RIGHTS
(Cost $—)				—

WARRANTS—0.0%
Diversified Financial Services—0.0%
Pegasus Wireless Corp.		*‡d	200	—

Oil, Gas & Consumable Fuels—0.0%
Magnum Hunter Resources Corp.,
Expires 10/14/2013, Strike $10.50		*‡d	2,972	—

TOTAL WARRANTS
(Cost $—)				—

MONEY MARKET FUNDS—12.4%
Institutional Money Market Funds—12.4%
Dreyfus Institutional Cash Advantage Fund, 0.11%		††¥	9,800,000	9,800,000
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.18%			¥1,831,265	1,831,265

		Shares	Value
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.18%	††¥	10,438,220	$10,438,219
Fidelity Institutional Money Market: Prime Money Market Portfolio—Institutional Class, 0.14%	††¥	9,800,000	9,800,000
Short-Term Investments Trust Liquid Assets Portfolio—Institutional Class, 0.15%	††¥	9,800,000	9,800,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class, 0.14%	††¥	9,800,000	9,800,000
Wells Fargo Advantage Heritage Money Market Fund—Select Class, 0.13%	††¥	9,800,000	9,800,000

TOTAL MONEY MARKET FUNDS
(Cost $61,269,484)			61,269,484

TOTAL INVESTMENTS—112.0%
(Cost $472,456,862)			551,253,320
Other assets less liabilities—(12.0%)			(59,100,422)

NET ASSETS—100.0%			$492,152,898

Notes to the Schedule of Investments:

REIT	Real Estate Investment Trust
*	Non-income producing.
†	Denotes all or a portion of the security on loan.
d	Security has no market value at December 31, 2012.
‡	Security valued at fair value as determined by policies approved by the Board of Directors.
‡‡	Security or a portion of the security has been pledged as collateral for futures contracts and/or options contracts.
††	Represents reinvestment of collateral received in conjunction with securities lending.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS

December 31, 2012

Vantagepoint Overseas Equity Index Fund		Shares	Value

COMMON STOCKS—98.1%
Australia—8.8%
AGL Energy Ltd.		11,099	$178,428
ALS Ltd.		6,710	76,543
Alumina Ltd.	†	52,912	50,782
Amcor Ltd.		24,186	204,414
AMP Ltd.		60,805	308,426
APA Group	†	17,459	100,791
Asciano Ltd.		20,462	100,100
ASX Ltd.		3,522	114,938
Aurizon Holdings Ltd.		38,073	149,718
Australia & New Zealand Banking Group Ltd.		55,477	1,461,070
Bendigo and Adelaide Bank Ltd.	†	7,833	69,778
BHP Billiton Ltd.		65,951	2,574,756
Boral Ltd.		16,512	75,764
Brambles Ltd.		32,179	255,157
Caltex Australia Ltd.		2,904	58,573
Centro Retail Australia REIT		24,782	58,667
CFS Retail Property Trust Group REIT		43,842	87,705
Coca-Cola Amatil Ltd.		11,986	168,443
Cochlear Ltd.		1,128	93,511
Commonwealth Bank of Australia		32,553	2,120,061
Computershare Ltd.		8,966	84,582
Crown Ltd.		7,902	88,313
CSL Ltd.		10,459	590,487
Dexus Property Group REIT		98,639	104,765
Echo Entertainment Group Ltd.		17,181	62,052
Flight Centre Ltd.		1,102	31,182
Fortescue Metals Group Ltd.	†	30,217	150,585
Goodman Group REIT		33,696	153,538
GPT Group REIT		29,912	115,137
Harvey Norman Holdings Ltd.		10,998	21,894
Iluka Resources Ltd.	†	9,119	88,126
Incitec Pivot Ltd.		34,633	118,077
Insurance Australia Group Ltd.		41,679	205,283
Leighton Holdings Ltd.		3,007	56,763
Lend Lease Group		11,091	108,312
Macquarie Group Ltd.		6,807	254,997
Metcash Ltd.		16,948	58,754
Mirvac Group REIT		74,938	116,622
National Australia Bank Ltd.		46,402	1,220,516
Newcrest Mining Ltd.		15,483	362,189
Orica Ltd.		7,608	200,137
Origin Energy Ltd.		21,961	269,960
OZ Minerals Ltd.		7,183	51,011
Qantas Airways Ltd.	*	25,206	39,470
QBE Insurance Group Ltd.	†	24,560	281,407
Ramsay Health Care Ltd.		2,635	75,156
Rio Tinto Ltd.		9,013	633,695
Santos Ltd.		19,665	230,408
Sonic Healthcare Ltd.		7,920	110,552
SP AusNet		35,545	41,307
Stockland REIT		44,594	164,887
Suncorp Group Ltd.		26,851	286,738
Sydney Airport		4,120	14,513
Tabcorp Holdings Ltd.		17,261	55,132
Tatts Group Ltd.		29,248	92,124
Telstra Corp. Ltd.		90,368	411,782
Toll Holdings Ltd.		13,906	66,650
Transurban Group		27,435	174,393
Treasury Wine Estates Ltd.		12,953	63,754

		Shares	Value

Wesfarmers Ltd.		20,506	$791,145
Westfield Group REIT		43,593	481,435
Westfield Retail Trust REIT		59,438	187,524
Westpac Banking Corp.		62,944	1,724,653
Whitehaven Coal Ltd.		8,680	32,349
Woodside Petroleum Ltd.		13,701	488,236
Woolworths Ltd.		25,103	770,119
WorleyParsons Ltd.		4,476	110,257

			20,148,593

Austria—0.3%
Andritz AG		1,416	90,990
Erste Group Bank AG	*	4,302	136,780
IMMOFINANZ AG	*	18,021	75,865
OMV AG		2,919	105,773
Raiffeisen Bank International AG	†	930	38,687
Telekom Austria AG		4,876	37,025
Verbund AG		1,308	32,487
Vienna Insurance Group AG Wiener Versicherung Gruppe		889	47,449
Voestalpine AG		2,136	78,484

			643,540

Belgium—1.1%
Ageas		4,683	138,370
Anheuser-Busch InBev NV		16,405	1,428,622
Belgacom SA		3,168	93,176
Colruyt SA		1,567	77,700
Delhaize Group SA		2,059	82,934
Groupe Bruxelles Lambert SA		1,713	136,622
Groupe Bruxelles Lambert SA STRIP VVPR	*d	127	—
KBC Groep NV		4,926	171,682
Solvay SA		1,220	177,525
Telenet Group Holding NV		1,103	52,146
UCB SA		2,177	124,717
Umicore SA		2,255	124,866

			2,608,360

China—0.0%
Yangzijiang Shipbuilding Holdings Ltd.		34,000	27,240

Denmark—1.1%
A.P. Moller—Maersk A/S, Class A		12	85,468
A.P. Moller—Maersk A/S, Class B		28	212,034
Carlsberg A/S, Class B		2,146	211,416
Coloplast A/S, Class B		2,295	112,547
Danske Bank A/S	*	13,625	231,409
DSV A/S		3,821	98,859
Novo Nordisk A/S, Class B		8,317	1,354,313
Novozymes A/S, Class B		5,254	149,143
TDC A/S		9,968	70,625
Tryg A/S		491	37,161
William Demant Holding A/S	*	482	41,409

			2,604,384

Finland—0.8%
Elisa Oyj		2,840	62,962
Fortum Oyj		9,291	173,936
Kesko Oyj, Class B		1,238	40,643
Kone Oyj, Class B		3,257	240,887
Metso Oyj		2,573	109,846

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Overseas Equity Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Neste Oil Oyj		3,010	$39,022
Nokia Oyj	†	76,850	303,689
Nokian Renkaat Oyj		2,470	98,941
Orion Oyj, Class B		2,182	64,244
Pohjola Bank plc, Class A		2,462	36,865
Sampo, Class A		8,763	283,796
Stora Enso Oyj (Registered), Class R		11,073	77,504
UPM-Kymmene Oyj		10,836	127,483
Wartsila Oyj Abp		3,537	153,986

			1,813,804

France—9.1%
Accor SA		2,980	106,288
Aeroports de Paris		550	42,583
Air Liquide SA		6,356	803,002
Alstom SA		4,242	170,884
Arkema SA		1,236	129,778
AtoS		1,213	85,185
AXA SA		36,584	656,894
BNP Paribas SA		20,473	1,165,528
Bouygues SA		4,012	119,386
Bureau Veritas SA		1,092	122,446
Cap Gemini SA		2,968	129,783
Carrefour SA		12,367	318,417
Casino Guichard Perrachon SA		1,097	105,073
Christian Dior SA		1,091	185,965
Cie de Saint-Gobain		8,056	345,956
Cie Generale de Geophysique— Veritas	*	3,482	105,805
Cie Generale des Etablissements Michelin (Registered)		3,746	358,938
Cie Generale d’Optique Essilor International SA		4,102	413,716
CNP Assurances		2,704	41,622
Credit Agricole SA	*	19,917	162,205
Danone SA		11,791	779,258
Dassault Systemes SA		1,320	147,586
Edenred		3,706	114,620
Electricite de France SA		4,999	92,634
Eurazeo		640	30,987
European Aeronautic Defence and Space Co. NV		8,358	329,483
Eutelsat Communications SA		2,752	91,532
Fonciere Des Regions REIT		530	44,601
France Telecom SA		38,235	424,172
GDF Suez		26,391	543,551
Gecina SA REIT		463	52,432
Groupe Eurotunnel SA		12,276	95,393
ICADE REIT		448	39,998
Iliad SA		506	86,945
Imerys SA		725	46,501
JCDecaux SA		1,204	28,738
Klepierre REIT		2,087	83,416
Lafarge SA		3,755	242,469
Lagardere SCA (Registered)		2,447	82,307
Legrand SA		4,750	201,571
L’Oreal SA		4,995	695,017
LVMH Moet Hennessy Louis Vuitton SA		5,183	956,560
Natixis		19,004	64,958
Pernod-Ricard SA		4,384	508,636
Peugeot SA	*†	5,165	37,692

		Shares	Value

PPR		1,585	$297,680
Publicis Groupe SA		3,630	218,392
Remy Cointreau SA		434	47,472
Renault SA		3,855	209,357
Rexel SA		2,092	42,787
Safran SA		4,595	198,995
Sanofi		24,388	2,312,710
Schneider Electric SA		10,706	784,115
SCOR SE		3,511	94,897
Societe BIC SA		579	69,403
Societe Generale SA	*	14,271	542,618
Sodexo		1,983	167,561
Suez Environnement Co.		5,623	67,829
Technip SA		2,147	248,270
Thales SA		2,071	72,159
Total SA		43,528	2,264,887
Unibail-Rodamco SE (Paris Exchange) REIT		1,866	452,511
Vallourec SA		2,033	106,716
Veolia Environnement SA		7,140	86,559
Vinci SA		9,495	457,157
Vivendi SA		26,462	598,463
Wendel SA		688	70,920
Zodiac Aerospace		664	73,512

			20,875,481

Germany—8.0%
Adidas AG		4,310	384,664
Allianz SE (Registered)		9,297	1,295,973
Axel Springer AG		720	30,823
BASF SE		18,771	1,774,983
Bayer AG		16,898	1,611,423
Bayerische Motoren Werke AG		6,852	666,775
Beiersdorf AG		2,124	173,914
Brenntag AG		1,060	139,650
Celesio AG		1,532	26,536
Commerzbank AG	*	76,473	146,504
Continental AG		2,286	266,441
Daimler AG (Registered)		18,504	1,018,747
Deutsche Bank AG (Registered)		18,942	833,349
Deutsche Boerse AG		3,965	243,142
Deutsche Lufthansa AG (Registered)		4,457	84,256
Deutsche Post AG (Registered)		18,375	404,718
Deutsche Telekom AG (Registered)		58,139	661,791
E.ON SE		37,293	699,468
Fraport AG Frankfurt Airport Services Worldwide		822	47,952
Fresenius Medical Care AG & Co. KGaA		4,358	300,755
Fresenius SE & Co. KGaA		2,511	288,937
GEA Group AG		3,459	112,472
Hannover Rueckversicherung AG (Registered)		1,178	92,265
HeidelbergCement AG		2,807	171,765
Henkel AG & Co. KGaA		2,728	187,225
Hochtief AG	*	558	32,639
Hugo Boss AG		564	59,939
Infineon Technologies AG		22,149	180,436
K+S AG		3,614	167,848
Kabel Deutschland Holding AG		1,819	136,908
Lanxess AG		1,754	154,667
Linde AG		3,765	658,680

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Overseas Equity Index Fund		Shares	Value

COMMON STOCKS—(Continued)
MAN SE		886	$95,175
Merck KGaA		1,290	170,015
Metro AG		2,788	77,454
Muenchener Rueckversicherungs AG (Registered)		3,712	670,119
RWE AG		9,918	411,373
Salzgitter AG		718	37,629
SAP AG		18,820	1,513,366
Siemens AG (Registered)		16,817	1,838,948
Suedzucker AG		1,523	62,515
ThyssenKrupp AG		7,886	186,209
United Internet AG (Registered)		2,186	47,273
Volkswagen AG		616	133,633

			18,299,354

Greece—0.1%
Coca Cola Hellenic Bottling Co. SA	*	3,938	92,535
OPAP SA		4,010	28,754

			121,289

Guernsey, Channel Islands—0.1%
Resolution Ltd.		28,824	117,269

Hong Kong—3.0%
AIA Group Ltd.		221,000	876,560
ASM Pacific Technology Ltd.	†	4,300	52,791
Bank of East Asia Ltd.		23,920	92,889
BOC Hong Kong Holdings Ltd.		77,000	242,225
Cathay Pacific Airways Ltd.		23,000	42,720
Cheung Kong Holdings Ltd.		28,000	435,663
Cheung Kong Infrastructure Holdings Ltd.		11,000	67,947
CLP Holdings Ltd.		36,500	306,667
First Pacific Co. Ltd.		42,000	46,381
Galaxy Entertainment Group Ltd.	*	44,000	176,430
Hang Lung Properties Ltd.		45,000	181,099
Hang Seng Bank Ltd.		16,000	246,991
Henderson Land Development Co. Ltd.		19,000	136,025
HKT Trust/HKT Ltd.		45,000	44,200
Hong Kong & China Gas Co. Ltd.		105,468	289,774
Hong Kong Exchanges and Clearing Ltd.		22,100	382,466
Hopewell Holdings Ltd.		11,000	47,694
Hutchison Whampoa Ltd.		44,000	466,266
Hysan Development Co. Ltd.		12,000	58,354
Kerry Properties Ltd.		15,000	78,803
Li & Fung Ltd.		121,200	218,704
Link (The) REIT		46,000	230,373
MGM China Holdings Ltd.		18,400	33,890
MTR Corp. Ltd.		30,000	118,876
New World Development Co. Ltd.		72,900	115,413
Noble Group Ltd.		77,309	74,690
NWS Holdings Ltd.		26,500	45,040
Orient Overseas International Ltd.		3,700	24,426
PCCW Ltd.		84,000	37,128
Power Assets Holdings Ltd.		29,000	248,807
Shangri-La Asia Ltd.		34,000	68,491

		Shares	Value

Sino Land Co. Ltd.		63,000	$115,362
SJM Holdings Ltd.		43,000	101,483
Sun Hung Kai Properties Ltd.		32,000	485,288
Swire Pacific Ltd., Class A		14,500	181,380
Swire Properties Ltd.		23,400	78,812
Wharf Holdings Ltd.		31,637	252,138
Wheelock & Co. Ltd.		20,000	102,022
Wing Hang Bank Ltd.		3,000	31,600
Yue Yuen Industrial Holdings Ltd.		14,000	47,351

			6,883,219

Ireland—0.6%
CRH plc (Dublin Exchange)		14,574	296,378
Elan Corp. plc	*	10,793	110,667
Experian plc		20,860	336,199
Irish Bank Resolution Corp. Ltd.	*‡d	11,206	—
James Hardie Industries plc CDI		9,384	90,855
Kerry Group plc, Class A		2,974	157,089
Prothena Corp. plc	*	263	1,930
Shire plc		11,577	356,122

			1,349,240

Israel—0.5%
Bank Hapoalim BM	*	22,424	96,209
Bank Leumi Le-Israel BM	*	25,538	86,927
Bezeq Israeli Telecommunication Corp. Ltd.		43,766	50,695
Delek Group Ltd.		117	27,532
Israel Chemicals Ltd.		9,235	111,218
Israel Corp. Ltd. (The)		39	25,653
Mellanox Technologies Ltd.	*	827	51,226
Mizrahi Tefahot Bank Ltd.	*	2,045	21,208
NICE Systems Ltd.	*	1,340	44,881
Teva Pharmaceutical Industries Ltd.		19,205	713,648

			1,229,197

Italy—2.1%
Assicurazioni Generali SpA		24,265	443,436
Atlantia SpA		6,684	121,372
Banca Monte dei Paschi di Siena SpA	*†	100,790	30,146
Banco Popolare SC	*	35,958	59,876
Enel Green Power SpA		38,326	71,393
Enel SpA		136,035	565,835
Eni SpA		51,941	1,272,425
Exor SpA		1,270	32,006
Fiat Industrial SpA		17,128	187,647
Fiat SpA	*	19,199	96,713
Finmeccanica SpA	*	7,508	43,450
Intesa Sanpaolo SpA		203,829	352,484
Intesa Sanpaolo SpA RSP		17,138	24,340
Luxottica Group SpA		3,410	140,747
Mediobanca SpA		11,665	72,055
Pirelli & C. SpA		4,877	56,191
Prysmian SpA		4,225	84,335
Saipem SpA		5,309	206,802
Snam SpA		33,673	157,171
Telecom Italia SpA		196,107	177,882
Telecom Italia SpA RSP		121,188	96,452

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Overseas Equity Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Terna Rete Elettrica Nazionale SpA		28,443	$113,822
UniCredit SpA	*	83,441	410,901
Unione di Banche Italiane ScpA		16,898	78,797

			4,896,278

Japan—19.8%
ABC-Mart, Inc.		600	26,121
Acom Co. Ltd.	*	800	23,043
Advantest Corp.		2,800	44,221
Aeon Co. Ltd.		12,900	147,428
Aeon Credit Service Co. Ltd.	†	1,400	28,328
Aeon Mall Co. Ltd.		1,400	34,442
Air Water, Inc.		3,000	38,396
Aisin Seiki Co. Ltd.		3,800	118,663
Ajinomoto Co., Inc.		13,000	172,022
Alfresa Holdings Corp.		1,000	39,087
All Nippon Airways Co. Ltd.	†	26,000	54,623
Amada Co. Ltd.		7,000	45,549
Aozora Bank Ltd.		11,000	33,822
Asahi Glass Co. Ltd.		20,000	146,032
Asahi Group Holdings Ltd.		7,700	163,954
Asahi Kasei Corp.		27,000	159,654
Asics Corp.		3,000	45,830
Astellas Pharma, Inc.		9,175	412,523
Bank of Kyoto Ltd. (The)		6,000	50,814
Bank of Yokohama Ltd. (The)		25,000	116,240
Benesse Holdings, Inc.		1,300	54,101
Bridgestone Corp.		13,200	343,617
Brother Industries Ltd.	†	4,600	49,521
Calbee, Inc.		300	21,139
Canon, Inc.	†	23,100	895,350
Casio Computer Co. Ltd.		4,500	39,498
Central Japan Railway Co.		2,900	235,363
Chiba Bank Ltd. (The)		16,000	93,731
Chiyoda Corp.		3,000	42,976
Chubu Electric Power Co., Inc.		13,200	176,151
Chugai Pharmaceutical Co. Ltd.		4,400	84,304
Chugoku Bank Ltd. (The)		4,000	55,831
Chugoku Electric Power Co., Inc. (The)		6,200	97,564
Citizen Holdings Co. Ltd.		4,700	24,827
Coca-Cola West Holdings Co. Ltd.		1,200	18,528
Cosmo Oil Co. Ltd.		12,000	26,875
Credit Saison Co. Ltd.		3,100	77,539
Dai Nippon Printing Co. Ltd.		11,000	86,256
Daicel Corp.		7,000	46,314
Daido Steel Co. Ltd.		6,000	30,424
Daihatsu Motor Co. Ltd.		4,000	79,691
Dai-ichi Life Insurance Co. Ltd. (The)		171	240,607
Daiichi Sankyo Co. Ltd.		14,002	214,962
Daikin Industries Ltd.		4,800	164,876
Dainippon Sumitomo Pharma Co. Ltd.		3,000	36,041
Daito Trust Construction Co. Ltd.		1,500	141,765
Daiwa House Industry Co. Ltd.		10,000	171,928
Daiwa Securities Group, Inc.		34,000	189,687
Dena Co. Ltd.		2,100	69,277
Denki Kagaku Kogyo K.K.		11,000	37,662
Denso Corp.		9,800	341,277

		Shares	Value

Dentsu, Inc.		3,800	$101,786
Don Quijote Co. Ltd.		1,100	40,464
East Japan Railway Co.		6,900	446,183
Eisai Co. Ltd.		5,300	221,237
Electric Power Development Co. Ltd.		2,540	60,243
FamilyMart Co. Ltd.		1,200	49,438
FANUC Corp.		3,900	725,593
Fast Retailing Co. Ltd.		1,100	280,732
Fuji Electric Co. Ltd.		10,000	24,604
Fuji Heavy Industries Ltd.		12,000	151,324
FUJIFILM Holdings Corp.		9,700	195,163
Fujitsu Ltd.		37,000	155,177
Fukuoka Financial Group, Inc.		17,000	68,081
Furukawa Electric Co. Ltd.	*	12,000	26,989
Gree, Inc.		1,800	27,935
GS Yuasa Corp.	†	8,000	32,254
Gunma Bank Ltd. (The)		8,000	39,140
Hachijuni Bank Ltd. (The)		8,000	40,136
Hakuhodo DY Holdings, Inc.		480	31,061
Hamamatsu Photonics KK		1,400	50,902
Hankyu Hanshin Holdings, Inc.		23,000	118,917
Hino Motors Ltd.		5,000	45,194
Hirose Electric Co. Ltd.		630	75,436
Hiroshima Bank Ltd. (The)		10,000	41,935
Hisamitsu Pharmaceutical Co., Inc.		1,200	59,724
Hitachi Chemical Co. Ltd.		2,300	34,668
Hitachi Construction Machinery Co. Ltd.	†	2,300	48,371
Hitachi High-Technologies Corp.		1,100	22,763
Hitachi Ltd.		96,000	564,913
Hitachi Metals Ltd.		3,000	25,584
Hokkaido Electric Power Co., Inc.		3,400	41,275
Hokuriku Electric Power Co.		3,200	37,976
Honda Motor Co. Ltd.		33,300	1,233,253
HOYA Corp.		9,100	179,306
Hulic Co. Ltd.	†	5,000	33,925
Ibiden Co. Ltd.		2,200	35,205
Idemitsu Kosan Co. Ltd.		400	34,855
IHI Corp.		26,000	67,421
INPEX Corp.		46	246,025
Isetan Mitsukoshi Holdings Ltd.		8,040	78,682
Isuzu Motors Ltd.		25,000	149,186
ITOCHU Corp.		31,200	329,756
Itochu Techno-Solutions Corp.		600	24,707
Iyo Bank Ltd. (The)		5,000	39,635
J. Front Retailing Co. Ltd.		10,600	58,749
Japan Airlines Co. Ltd.	*	1,200	51,580
Japan Petroleum Exploration Co.		500	17,659
Japan Prime Realty Investment Corp. REIT		16	46,243
Japan Real Estate Investment Corp. REIT		12	118,226
Japan Retail Fund Investment Corp. REIT		41	75,369
Japan Steel Works Ltd. (The)		6,000	39,090
Japan Tobacco, Inc.		18,600	525,438
JFE Holdings, Inc.		9,900	186,582
JGC Corp.		4,000	124,646
Joyo Bank Ltd. (The)		14,000	66,518
JS Group Corp.		5,200	115,989
JSR Corp.		3,500	66,807
JTEKT Corp.		4,700	44,807

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Overseas Equity Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Jupiter Telecommunications Co. Ltd.		48	$59,518
JX Holdings, Inc.		46,810	264,278
Kajima Corp.		17,000	56,248
Kamigumi Co. Ltd.		5,000	39,894
Kaneka Corp.		6,000	30,358
Kansai Electric Power Co., Inc. (The)		15,300	160,683
Kansai Paint Co. Ltd.		5,000	53,884
Kao Corp.		10,600	276,210
Kawasaki Heavy Industries Ltd.		29,000	78,866
KDDI Corp.		5,400	381,765
Keikyu Corp.	†	10,000	88,776
Keio Corp.		11,000	82,006
Keisei Electric Railway Co. Ltd.		6,000	50,633
Keyence Corp.		872	241,827
Kikkoman Corp.		3,000	42,838
Kinden Corp.		2,000	13,034
Kintetsu Corp.	†	34,000	139,323
Kirin Holdings Co. Ltd.		18,000	211,788
Kobe Steel Ltd.		54,000	68,997
Koito Manufacturing Co. Ltd.		2,000	29,168
Komatsu Ltd.		19,000	487,548
Konami Corp.		2,000	45,039
Konica Minolta Holdings, Inc.		10,500	75,562
Kubota Corp.		23,000	264,440
Kuraray Co. Ltd.		6,900	90,453
Kurita Water Industries Ltd.		2,600	57,099
Kyocera Corp.		3,200	290,129
Kyowa Hakko Kirin Co. Ltd.		5,000	49,326
Kyushu Electric Power Co., Inc.		9,300	106,031
Lawson, Inc.		1,300	88,186
M3, Inc.		12	19,153
Mabuchi Motor Co. Ltd.		400	17,058
Makita Corp.		2,400	111,490
Marubeni Corp.		33,000	236,783
Marui Group Co. Ltd.		4,000	31,955
Maruichi Steel Tube Ltd.		1,000	23,047
Mazda Motor Corp.	*	56,000	114,930
McDonald’s Holdings Co. Japan Ltd.	†	1,400	36,943
Medipal Holdings Corp.		2,800	31,045
MEIJI Holdings Co. Ltd.		1,302	56,465
Miraca Holdings, Inc.		1,200	48,385
Mitsubishi Chemical Holdings Corp.		28,500	141,975
Mitsubishi Corp.		29,100	560,261
Mitsubishi Electric Corp.		39,000	332,060
Mitsubishi Estate Co. Ltd.		25,000	598,518
Mitsubishi Gas Chemical Co., Inc.		9,000	55,205
Mitsubishi Heavy Industries Ltd.		63,000	304,745
Mitsubishi Logistics Corp.		3,000	43,048
Mitsubishi Materials Corp.		25,000	85,467
Mitsubishi Motors Corp.	*	83,000	85,813
Mitsubishi Tanabe Pharma Corp.		4,800	62,600
Mitsubishi UFJ Financial Group, Inc.		260,240	1,408,188
Mitsubishi UFJ Lease & Finance Co. Ltd.		1,180	50,759
Mitsui & Co. Ltd.		35,900	538,100

		Shares	Value

Mitsui Chemicals, Inc.		20,000	$52,121
Mitsui Fudosan Co. Ltd.		17,000	415,872
Mitsui OSK Lines Ltd.		24,000	71,495
Mizuho Financial Group, Inc.		465,680	853,818
MS&AD Insurance Group Holdings		10,474	209,029
Murata Manufacturing Co. Ltd.		4,200	247,764
Nabtesco Corp.		2,000	44,673
Namco Bandai Holdings, Inc.		4,150	53,793
NEC Corp.	*	53,000	111,795
Nexon Co. Ltd.	*	2,100	21,269
NGK Insulators Ltd.		6,000	71,176
NGK Spark Plug Co. Ltd.		4,000	53,285
NHK Spring Co. Ltd.		3,000	24,720
Nidec Corp.	†	2,200	128,478
Nikon Corp.		7,100	209,623
Nintendo Co. Ltd.		2,200	234,910
Nippon Building Fund, Inc. REIT		13	134,482
Nippon Electric Glass Co. Ltd.		7,500	42,705
Nippon Express Co. Ltd.		19,000	78,513
Nippon Meat Packers, Inc.		4,000	55,448
Nippon Paper Group, Inc.	†	1,900	26,399
Nippon Steel & Sumitomo Metal Corp.		154,245	379,778
Nippon Telegraph & Telephone Corp.		8,800	370,506
Nippon Yusen K.K.		33,000	77,676
Nishi-Nippon City Bank Ltd. (The)		15,000	37,220
Nissan Motor Co. Ltd.		51,300	486,780
Nisshin Seifun Group, Inc.		4,200	52,559
Nissin Foods Holdings Co. Ltd.		1,100	41,732
Nitori Holdings Co. Ltd.		700	51,287
Nitto Denko Corp.		3,400	167,445
NKSJ Holdings, Inc.		7,875	168,911
NOK Corp.		2,000	31,318
Nomura Holdings, Inc.		75,500	446,906
Nomura Real Estate Holdings, Inc.		1,700	32,508
Nomura Real Estate Office Fund, Inc. REIT		5	28,803
Nomura Research Institute Ltd.		2,150	44,786
NSK Ltd.		10,000	71,157
NTT Data Corp.		26	81,386
NTT DOCOMO, Inc.		316	455,520
NTT Urban Development Corp.		24	23,278
Obayashi Corp.		13,000	73,295
Odakyu Electric Railway Co. Ltd.		13,000	135,255
Oji Holdings Corp.	†	17,000	58,639
Olympus Corp.	*	4,800	93,123
Omron Corp.		4,400	105,615
Ono Pharmaceutical Co. Ltd.		1,700	86,843
Oracle Corp. Japan		900	37,492
Oriental Land Co. Ltd.		1,000	121,104
ORIX Corp.		2,110	238,343
Osaka Gas Co. Ltd.		38,000	138,028
Otsuka Corp.		300	22,698
Otsuka Holdings Co. Ltd.		7,300	205,650
Panasonic Corp.	†	44,500	271,958
Park24 Co. Ltd.		2,000	31,586
Rakuten, Inc.		15,600	121,656
Resona Holdings, Inc.		38,600	176,494

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Overseas Equity Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Ricoh Co. Ltd.	†	13,000	$137,988
Rinnai Corp.		600	40,766
Rohm Co. Ltd.		2,100	68,649
Sankyo Co. Ltd.		1,100	43,648
Sanrio Co. Ltd.		900	28,714
Santen Pharmaceutical Co. Ltd.		1,700	65,302
SBI Holdings, Inc.		5,210	46,574
Secom Co. Ltd.		4,200	211,605
Sega Sammy Holdings, Inc.		4,148	70,015
Sekisui Chemical Co. Ltd.		9,000	78,513
Sekisui House Ltd.		11,000	120,446
Seven & I Holdings Co. Ltd.		15,540	438,085
Seven Bank Ltd.		13,600	35,874
Sharp Corp.	†	20,000	70,457
Shikoku Electric Power Co., Inc.		3,600	57,432
Shimadzu Corp.		5,000	34,119
Shimamura Co. Ltd.		500	48,588
Shimano, Inc.		1,500	96,050
Shimizu Corp.		13,000	48,869
Shin-Etsu Chemical Co. Ltd.		8,300	506,550
Shinsei Bank Ltd.		30,000	60,046
Shionogi & Co. Ltd.		6,300	104,982
Shiseido Co. Ltd.		7,800	110,101
Shizuoka Bank Ltd. (The)		11,000	107,449
Showa Denko K.K.		31,000	47,381
Showa Shell Sekiyu K.K.		4,500	25,489
SMC Corp.		1,100	199,820
Softbank Corp.		19,300	707,176
Sojitz Corp.		26,800	39,625
Sony Corp.	†	20,200	226,552
Sony Financial Holdings, Inc.		3,400	61,126
Square Enix Holdings Co. Ltd.		1,500	19,081
Stanley Electric Co. Ltd.		3,200	45,482
Sumco Corp.	*	1,900	18,689
Sumitomo Chemical Co. Ltd.		32,000	100,846
Sumitomo Corp.		22,700	291,237
Sumitomo Electric Industries Ltd.		15,400	178,006
Sumitomo Heavy Industries Ltd.		12,000	57,510
Sumitomo Metal Mining Co. Ltd.		11,000	155,275
Sumitomo Mitsui Financial Group, Inc.		27,400	995,766
Sumitomo Mitsui Trust Holdings, Inc.		64,740	228,099
Sumitomo Realty & Development Co. Ltd.		7,500	249,854
Sumitomo Rubber Industries Ltd.		3,800	45,951
Suruga Bank Ltd.		4,000	49,196
Suzuken Co. Ltd.		1,560	43,950
Suzuki Motor Corp.		7,300	191,029
Sysmex Corp.		1,500	69,073
T&D Holdings, Inc.		12,300	149,756
Taiheiyo Cement Corp.		22,000	60,485
Taisei Corp.		20,000	66,506
Taisho Pharmaceutical Holdings Co. Ltd.		690	47,391
Taiyo Nippon Sanso Corp.		5,000	28,766
Takashimaya Co. Ltd.		5,000	35,580
Takeda Pharmaceutical Co. Ltd.		16,320	729,422
TDK Corp.	†	2,500	91,042
Teijin Ltd.		19,000	47,317
Terumo Corp.		3,100	123,101
THK Co. Ltd.		2,700	48,561

		Shares	Value

Tobu Railway Co. Ltd.		22,000	$116,669
Toho Co. Ltd.		2,400	42,241
Toho Gas Co. Ltd.		9,000	48,262
Tohoku Electric Power Co., Inc.	*	8,800	82,056
Tokio Marine Holdings, Inc.		14,000	390,030
Tokyo Electric Power Co., Inc.	*	31,000	74,712
Tokyo Electron Ltd.		3,400	156,812
Tokyo Gas Co. Ltd.		49,000	223,884
Tokyu Corp.		24,000	135,209
Tokyu Land Corp.		9,000	65,944
TonenGeneral Sekiyu K.K.	†	6,000	51,886
Toppan Printing Co. Ltd.		12,000	74,390
Toray Industries, Inc.		30,000	184,291
Toshiba Corp.		84,000	332,491
TOTO Ltd.		5,000	37,590
Toyo Seikan Kaisha Ltd.		3,300	44,469
Toyo Suisan Kaisha Ltd.		2,000	53,288
Toyoda Gosei Co. Ltd.		1,200	24,392
Toyota Boshoku Corp.		1,400	16,232
Toyota Industries Corp.		3,300	105,356
Toyota Motor Corp.		56,400	2,633,663
Toyota Tsusho Corp.		4,200	103,668
Trend Micro, Inc.	†	2,200	66,473
Tsumura & Co.		1,400	42,323
Ube Industries Ltd.		19,000	45,642
Unicharm Corp.		2,300	119,519
Ushio, Inc.		1,900	20,835
USS Co. Ltd.		460	47,900
West Japan Railway Co.		3,600	141,828
Yahoo! Japan Corp.		311	100,700
Yakult Honsha Co. Ltd.		1,900	83,224
Yamada Denki Co. Ltd.	†	1,700	65,707
Yamaguchi Financial Group, Inc.		4,000	35,326
Yamaha Corp.		2,700	28,636
Yamaha Motor Co. Ltd.	†	5,500	60,928
Yamato Holdings Co. Ltd.		7,600	115,497
Yamato Kogyo Co. Ltd.		700	20,501
Yamazaki Baking Co. Ltd.		2,000	22,285
Yaskawa Electric Corp.		4,000	38,600
Yokogawa Electric Corp.		4,300	47,151

			45,195,506

Luxembourg—0.4%
ArcelorMittal		18,927	330,001
Millicom International Cellular SA SDR		1,299	112,754
SES SA FDR		6,069	174,792
Tenaris SA		9,898	206,377

			823,924

Macau—0.1%
Sands China Ltd.		49,294	220,377
Wynn Macau Ltd.	*	31,256	86,069

			306,446

Malta—0.0%
BGP Holdings plc	*‡d	142,647	—

Mexico—0.1%
Fresnillo plc		3,849	118,055

Netherlands—4.6%
Aegon NV		35,122	226,882

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Overseas Equity Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Akzo Nobel NV		4,890	$323,702
ASML Holding NV		6,490	416,227
Corio NV REIT		1,453	66,629
D.E. Master Blenders 1753 NV	*	11,905	136,773
Delta Lloyd NV		3,254	53,605
Fugro NV CVA		1,480	87,820
Gemalto NV		1,573	141,987
Heineken Holding NV		2,084	114,750
Heineken NV		4,752	318,591
ING Groep NV CVA	*	77,995	740,795
Koninklijke Ahold NV		20,322	272,498
Koninklijke Boskalis Westminster NV		1,476	66,814
Koninklijke DSM NV		3,156	192,344
Koninklijke KPN NV		20,981	103,758
Koninklijke Philips Electronics NV		21,494	569,165
Koninklijke Vopak NV		1,377	97,337
Qiagen NV	*	4,858	88,227
Randstad Holding NV		2,394	88,858
Reed Elsevier NV		14,435	214,038
Royal Dutch Shell plc, Class A		76,005	2,638,148
Royal Dutch Shell plc, Class B		53,775	1,918,495
TNT Express NV		6,778	75,717
Unilever NV CVA		33,261	1,272,685
Wolters Kluwer NV		6,087	125,037
Ziggo NV		2,402	78,691

			10,429,573

New Zealand—0.1%
Auckland International Airport Ltd.		20,988	46,456
Contact Energy Ltd.	*	7,698	33,239
Fletcher Building Ltd.		14,083	98,853
SKYCITY Entertainment Group Ltd.	†	12,302	38,633
Telecom Corp of New Zealand Ltd.		37,806	71,560

			288,741

Norway—0.8%
Aker Solutions ASA		3,442	71,279
DnB ASA		19,668	251,390
Gjensidige Forsikring ASA		4,209	60,486
Norsk Hydro ASA		18,486	93,826
Orkla ASA		16,384	143,582
Seadrill Ltd.		7,090	261,209
Statoil ASA		23,078	581,672
Telenor ASA		14,163	288,385
Yara International ASA		3,824	190,659

			1,942,488

Portugal—0.2%
Banco Espirito Santo SA (Registered)	*	45,157	53,708
EDP—Energias de Portugal SA		40,453	123,049
Galp Energia SGPS SA, Class B		5,634	87,765
Jeronimo Martins SGPS SA		4,265	82,470
Portugal Telecom SGPS SA (Registered)		14,350	71,460

			418,452

		Shares	Value

Singapore—1.8%
Ascendas Real Estate Investment Trust REIT		42,786	$83,729
CapitaCommercial Trust REIT		40,000	55,509
CapitaLand Ltd.		51,500	158,523
CapitaMall Trust REIT		52,000	91,378
CapitaMalls Asia Ltd.		32,000	51,538
City Developments Ltd.		10,000	106,950
ComfortDelGro Corp. Ltd.		37,000	54,432
DBS Group Holdings Ltd.		37,500	460,369
Fraser and Neave Ltd.		18,000	143,830
Genting Singapore plc (Registered)		131,000	150,500
Global Logistic Properties Ltd.		40,000	92,509
Golden Agri-Resources Ltd.		136,320	73,361
Hutchison Port Holdings Trust		112,000	89,641
Jardine Cycle & Carriage Ltd.		2,000	79,660
Keppel Corp. Ltd.		29,400	268,468
Keppel Land Ltd.		16,000	53,588
Olam International Ltd.		30,672	39,399
Oversea-Chinese Banking Corp. Ltd.		52,600	423,850
SembCorp Industries Ltd.		21,340	93,049
SembCorp Marine Ltd.		17,000	64,943
Singapore Airlines Ltd.		11,400	101,113
Singapore Exchange Ltd.		17,000	98,789
Singapore Press Holdings Ltd.		31,500	104,312
Singapore Technologies Engineering Ltd.		31,000	97,842
Singapore Telecommunications Ltd.		164,159	446,681
StarHub Ltd.		13,730	43,005
United Overseas Bank Ltd.		26,000	426,505
UOL Group Ltd.		9,000	44,387
Wilmar International Ltd.		39,000	107,671

			4,105,531

Spain—2.9%
Abertis Infraestructuras SA		7,244	119,645
Acciona SA		445	33,232
ACS Actividades de Construccion y Servicios SA		2,822	71,520
Amadeus IT Holding SA, Class A		6,615	167,170
Banco Bilbao Vizcaya Argentaria SA		111,161	1,032,778
Banco de Sabadell SA	*†	57,178	149,536
Banco Popular Espanol SA		97,608	76,293
Banco Santander SA		210,918	1,714,132
Bankia SA	*†	24,671	12,733
CaixaBank		18,408	64,484
CaixaBank SA	*‡	409	1,433
Distribuidora Internacional de Alimentacion SA		12,844	82,062
Enagas SA		3,844	82,354
Ferrovial SA		7,966	118,585
Gas Natural SDG SA		6,928	124,893
Grifols SA	*	2,919	102,072
Iberdrola SA	†	82,779	462,296
Inditex SA		4,514	634,245
Mapfre SA	†	18,060	55,645
Red Electrica Corp. SA	†	2,146	106,004
Repsol SA	†	16,524	337,300

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Overseas Equity Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Telefonica SA		83,594	$1,131,783
Zardoya Otis SA		2,829	40,488

			6,720,683

Sweden—3.1%
Alfa Laval AB		7,085	148,146
Assa Abloy AB, Class B		6,723	253,072
Atlas Copco AB, Class A		13,595	376,993
Atlas Copco AB, Class B		7,990	196,127
Boliden AB		5,365	101,940
Electrolux AB, Series B		5,005	132,204
Elekta AB, Class B		8,020	125,446
Getinge AB, Class B		4,153	141,172
Hennes & Mauritz AB, Class B		19,650	681,011
Hexagon AB, Class B		4,884	123,508
Husqvarna AB, Class B		7,541	45,766
Industrivarden AB, Class C		2,724	45,384
Investment AB Kinnevik, Class B		4,060	84,925
Investor AB, Class B		9,541	250,644
Lundin Petroleum AB	*	4,363	100,970
Nordea Bank AB		54,374	523,019
Ratos AB, Class B		3,896	37,522
Sandvik AB		20,873	335,466
Scania AB, Class B		6,605	137,327
Securitas AB, Class B		6,575	57,641
Skandinaviska Enskilda Banken AB, Class A		28,377	242,784
Skanska AB, Class B		8,011	131,468
SKF AB, Class B		8,213	208,016
Svenska Cellulosa AB, Class B		12,107	263,238
Svenska Handelsbanken AB, Class A		10,034	360,741
Swedbank AB, Class A		16,188	318,019
Swedish Match AB		4,159	139,617
Tele2 AB, Class B		6,369	115,119
Telefonaktiebolaget LM Ericsson, Class B		61,906	625,328
TeliaSonera AB		43,701	296,686
Volvo AB, Class B		28,257	389,639

			6,988,938

Switzerland—9.2%
ABB Ltd.	*	44,841	929,892
Actelion Ltd. (Registered)	*	2,226	106,516
Adecco SA (Registered)	*	2,808	148,707
Aryzta AG	*	1,779	91,539
Baloise Holding AG (Registered)		934	80,672
Banque Cantonale Vaudoise		59	31,422
Barry Callebaut AG (Registered)	*	41	39,665
Compagnie Financiere Richemont SA (A Bearer Shares)		10,637	834,957
Credit Suisse Group AG (Registered)	*	25,983	634,151
EMS-Chemie Holding AG		163	38,428
Geberit AG (Registered)	*	747	165,591
Givaudan SA (Registered)	*	170	179,654
Glencore International plc		78,543	453,730
Holcim Ltd. (Registered)	*	4,630	341,023
Julius Baer Group Ltd. (Registered)	*	4,384	156,083
Kuehne + Nagel International AG (Registered)	†	1,080	130,204

		Shares	Value

Lindt & Spruengli AG (Participation Certificates)	*	17	$55,439
Lindt & Spruengli AG (Registered)	*	2	75,699
Lonza Group AG (Registered)	*	1,067	57,817
Nestle SA		66,006	4,306,461
Novartis AG (Registered)		47,060	2,972,935
Pargesa Holding SA (Bearer)		467	32,185
Partners Group Holding AG		362	83,687
Roche Holding AG (Genusschein)		14,373	2,905,950
Schindler Holding AG (Participation Certificates)		1,028	148,706
Schindler Holding AG (Registered)		416	58,997
SGS SA (Registered)		114	253,201
Sika AG		47	108,708
Sonova Holding AG (Registered)	*	1,073	119,236
STMicroelectronics NV		13,835	100,436
Sulzer AG (Registered)		487	77,077
Swatch Group AG (The) (Bearer)		623	315,926
Swatch Group AG (The) (Registered)		843	72,924
Swiss Life Holding AG (Registered)	*	625	83,423
Swiss Prime Site AG	*	1,125	94,118
Swiss Re AG	*	7,277	527,574
Swisscom AG (Registered)		476	206,257
Syngenta AG (Registered)		1,897	766,362
Transocean Ltd.		7,493	335,939
UBS AG (Registered)	*	74,330	1,163,181
Wolseley plc		5,692	272,184
Xstrata plc		42,804	747,178
Zurich Insurance Group AG (Registered)	*	3,003	804,678

			21,108,512

United Kingdom—19.4%
3i Group plc		21,458	76,582
Aberdeen Asset Management plc		16,910	101,754
Admiral Group plc		3,873	73,775
Aggreko plc		5,339	152,367
AMEC plc		6,862	113,436
Anglo American plc		28,340	893,365
Antofagasta plc		8,096	177,424
ARM Holdings plc		27,893	352,254
Associated British Foods plc		7,122	181,955
AstraZeneca plc (London Exchange)		25,455	1,206,306
Aviva plc		60,381	373,634
Babcock International Group plc		7,669	121,055
BAE Systems plc		65,775	365,590
Balfour Beatty plc		15,564	70,053
Barclays plc		237,154	1,030,192
BG Group plc		69,338	1,156,545
BHP Billiton plc		43,145	1,521,875
BP plc		389,501	2,708,167
British American Tobacco plc		39,729	2,019,623
British Land Co. plc REIT		17,389	160,651
British Sky Broadcasting Group plc		21,793	274,862
BT Group plc		160,150	611,005
Bunzl plc		7,026	116,293
Burberry Group plc		9,157	184,069
Capita plc		13,767	170,118

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Overseas Equity Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Capital Shopping Centres Group plc REIT		11,469	$65,982
Carnival plc		3,921	152,261
Centrica plc		107,477	586,577
Cobham plc		22,289	80,988
Compass Group plc		38,414	456,003
Croda International plc		2,954	115,457
Diageo plc		51,202	1,491,342
Eurasian Natural Resources Corp. plc		5,413	25,601
Evraz plc		6,518	27,973
G4S plc		29,065	121,782
GKN plc		34,028	128,380
GlaxoSmithKline plc		101,705	2,214,352
Hammerson plc REIT		15,196	121,853
Hargreaves Lansdown plc		4,746	53,081
HSBC Holdings plc (London Exchange)		374,759	3,971,236
ICAP plc		12,431	62,859
IMI plc		6,333	114,623
Imperial Tobacco Group plc		20,202	783,263
Inmarsat plc		9,682	93,325
InterContinental Hotels Group plc		5,577	156,381
International Consolidated Airlines Group SA	*	20,308	60,287
Intertek Group plc		3,382	171,794
Invensys plc		15,820	84,662
Investec plc		10,820	75,325
ITV plc		78,784	136,672
J. Sainsbury plc		24,532	138,793
Johnson Matthey plc		4,083	160,393
Kazakhmys plc		4,399	56,856
Kingfisher plc		49,320	230,451
Land Securities Group plc REIT		15,651	208,800
Legal & General Group plc		122,562	293,888
Lloyds Banking Group plc	*	873,699	696,246
London Stock Exchange Group plc		3,963	70,692
Marks & Spencer Group plc		33,198	208,537
Meggitt plc		17,028	106,625
Melrose Industries plc		25,182	92,499
National Grid plc		74,148	850,434
Next plc		3,436	208,574
Old Mutual plc		101,444	297,945
Pearson plc		16,496	321,533
Petrofac Ltd.		5,470	146,191
Prudential plc		52,064	742,815
Randgold Resources Ltd.		1,743	172,430
Reckitt Benckiser Group plc		13,265	842,057
Reed Elsevier plc		25,415	268,323
Rexam plc		19,037	136,213
Rio Tinto plc		27,387	1,597,365
Rolls-Royce Holdings plc	*	38,701	555,104
Royal Bank of Scotland Group plc	*	42,275	225,957
RSA Insurance Group plc		70,603	145,807
SABMiller plc		19,504	905,203
Sage Group plc (The)		26,424	127,060
Schroders plc		2,465	68,489
Segro plc REIT		15,666	63,589
Serco Group plc		10,464	91,662
Severn Trent plc		5,017	129,097

			Shares	Value

Smith & Nephew plc			18,020	$199,191
Smiths Group plc			7,875	154,253
SSE plc			19,495	453,534
Standard Chartered plc (London Exchange)			48,846	1,264,122
Standard Life plc			48,149	263,204
Subsea 7 SA			5,630	135,302
Tate & Lyle plc			9,949	123,091
Tesco plc			163,938	903,065
TUI Travel plc			9,107	42,259
Tullow Oil plc			18,365	382,863
Unilever plc			26,182	1,017,718
United Utilities Group plc			14,641	161,178
Vedanta Resources plc			2,170	41,897
Vodafone Group plc			1,005,765	2,531,778
Weir Group plc (The)			4,498	139,092
Whitbread plc			3,705	148,884
Wm Morrison Supermarkets plc			48,539	208,410
WPP plc			25,570	373,557

				44,268,035

United States—0.0%
Sims Metal Management Ltd.			3,648	36,047

TOTAL COMMON STOCKS
(Cost $228,785,215)				224,368,179

CONVERTIBLE PREFERRED STOCKS—0.0%
United Kingdom—0.0%
Rolls-Royce Holdings plc (Cost $—)		*‡	2,918,324	4,741

PREFERRED STOCKS—0.6%
Germany—0.6%
Bayerische Motoren Werke AG			1,130	73,200
Henkel AG & Co. KGaA			3,595	295,764
Porsche Automobil Holding SE			3,135	258,057
ProSiebenSat.1 Media AG			1,674	47,682
RWE AG			720	27,225
Volkswagen AG			2,994	686,970

TOTAL PREFERRED STOCKS
(Cost $905,907)				1,388,898

Coupon Rate	Maturity Date		Face	Value
U.S. TREASURY OBLIGATIONS—0.1%
U.S. Treasury Bills—0.1%
U.S. Treasury Bill
0.031%	03/14/2013
(Cost $229,985)			$230,000	229,985

			Shares	Value
RIGHTS—0.0%
Singapore—0.0%
Olam International Ltd., Expires
01/21/13		*‡	9,600	3,264

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Overseas Equity Index Fund		Shares	Value

RIGHTS—(Continued)
Spain—0.0%
Repsol SA, Expires 01/10/13	*†	17,451	$10,642

TOTAL RIGHTS
(Cost $—)			13,906

MONEY MARKET FUNDS—1.9%
Institutional Money Market Funds—1.9%
Dreyfus Institutional Cash Advantage Fund, 0.11%	††¥	700,000	700,000
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.18%	††¥	789,525	789,525
Fidelity Institutional Money Market: Prime Money Market Portfolio—Institutional Class, 0.14%	††¥	700,000	700,000
Short-Term Investments Trust Liquid Assets Portfolio—Institutional Class, 0.15%	††¥	700,000	700,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class, 0.14%	††¥	700,000	700,000
Wells Fargo Advantage Heritage Money Market Fund—Select Class, 0.13%	††¥	700,000	700,000

TOTAL MONEY MARKET FUNDS
(Cost $4,289,525)			4,289,525

TOTAL INVESTMENTS—100.7%
(Cost $234,210,632)			230,295,234
Other assets less liabilities—(0.7%)			(1,606,130)

NET ASSETS—100.0%			$228,689,104

Notes to the Schedule of Investments:

CDI	Chess Depository Interest
CVA	Dutch Certificate of Shares
FDR	Fiduciary Depository Receipt
REIT	Real Estate Investment Trust
RSP	Risparmio (Italian Savings Shares)
SDR	Swedish Depository Receipt
VVPR	Verlaagde Vooheffing Precompte Reduit (Belgian dividend coupon)
†	Denotes all or a portion of the security on loan.
*	Non-income producing.
d	Security has no market value at December 31, 2012.
‡	Security valued at fair value as determined by policies approved by the Board of Directors.
††	Represents reinvestment of collateral received in conjunction with securities lending.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Vantagepoint Overseas Equity Index Fund
Percentage of Portfolio by Industry (unaudited):

COMMON STOCKS
Commercial Banks	12.7%
Pharmaceuticals	8.1%
Oil, Gas & Consumable Fuels	6.7%
Metals & Mining	5.1%
Insurance	4.9%
Food Products	4.0%
Chemicals	3.7%
Automobiles	3.2%
Diversified Telecommunication Services	2.9%
Machinery	2.9%
Beverages	2.5%
Real Estate Management & Development	2.1%
Food & Staples Retailing	2.1%
Wireless Telecommunication Services	1.9%
Capital Markets	1.9%
Electric Utilities	1.6%
Real Estate Investment Trusts (REITs)	1.6%
Industrial Conglomerates	1.6%
Tobacco	1.5%
Multi-Utilities	1.5%
Textiles, Apparel & Luxury Goods	1.4%
Electrical Equipment	1.3%
Media	1.2%
Diversified Financial Services	1.2%
Trading Companies & Distributors	1.2%
Electronic Equipment, Instruments & Components	1.1%
Hotels, Restaurants & Leisure	1.1%
Software	1.0%
Road & Rail	1.0%
Auto Components	0.9%
Energy Equipment & Services	0.9%
Specialty Retail	0.9%
Aerospace & Defense	0.8%
Health Care Equipment & Supplies	0.7%
Construction & Engineering	0.7%
Construction Materials	0.6%
Semiconductors & Semiconductor Equipment	0.6%
Household Products	0.6%
Commercial Services & Supplies	0.6%
Personal Products	0.6%
Professional Services	0.6%
Gas Utilities	0.5%
Office Electronics	0.5%
Household Durables	0.5%
Building Products	0.5%
Health Care Providers & Services	0.4%
Communications Equipment	0.4%
Multiline Retail	0.4%
Biotechnology	0.4%
Transportation Infrastructure	0.4%
Marine	0.3%
Computers & Peripherals	0.3%
Air Freight & Logistics	0.3%
IT Services	0.3%
Leisure Equipment & Products	0.2%
Containers & Packaging	0.2%
Airlines	0.2%
Consumer Finance	0.1%

Life Sciences Tools & Services	0.1%
Internet & Catalog Retail	0.1%
Internet Software & Services	0.1%
Independent Power Producers & Energy Traders	0.1%
Water Utilities	0.1%
Paper & Forest Products	0.1%
Distributors	0.1%
Health Care Technology	0.0%
Diversified Consumer Services	0.0%

98.1%

CONVERTIBLE PREFERRED STOCKS
Aerospace & Defense	0.0%

PREFERRED STOCKS
Automobiles	0.5%
Household Products	0.1%
Media	0.0%
Multi-Utilities	0.0%

0.6%

RIGHTS
Oil, Gas & Consumable Fuels	0.0%
Food & Staples Retailing	0.0%

0.0%

TOTAL COMMON STOCKS/CONVERTIBLE PREFERRED STOCKS/PREFERRED STOCKS	98.7%

U.S. TREASURY OBLIGATIONS
U.S. Treasury Bills	0.1%

MONEY MARKET FUNDS
Institutional Money Market Funds	1.9%

TOTAL INVESTMENTS	100.7%
Other assets less liabilities	(0 .7)%

TOTAL NET ASSETS	100.0%

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS

December 31, 2012

Vantagepoint Model Portfolio Savings Oriented Fund	Shares	Value
AFFILIATED MUTUAL FUNDS—100.0%
Vantagepoint Core Bond Index Fund Class I	2,691,522	$28,368,638
Vantagepoint Diversifying Strategies Fund	6,203,193	63,024,444
Vantagepoint Equity Income Fund	3,522,138	31,734,462
Vantagepoint Growth & Income Fund	2,972,168	31,831,922
Vantagepoint Inflation Protected Securities Fund	3,992,787	47,354,457
Vantagepoint International Fund	1,650,958	15,898,722
Vantagepoint Low Duration Bond Fund	9,588,969	97,711,597

		315,924,242

TOTAL INVESTMENTS—100.0%
(Cost $291,400,268)		315,924,242
Other assets less liabilities—(0.0%)		(57,503)

NET ASSETS—100.0%		$315,866,739

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS

December 31, 2012

Vantagepoint Model Portfolio Conservative Growth Fund	Shares	Value
AFFILIATED MUTUAL FUNDS—100.0%
Vantagepoint Aggressive Opportunities Fund	1,805,340	$18,414,464
Vantagepoint Core Bond Index Fund Class I	6,895,728	72,680,978
Vantagepoint Diversifying Strategies Fund	11,349,019	115,306,034
Vantagepoint Equity Income Fund	7,443,755	67,068,232
Vantagepoint Growth & Income Fund	5,138,616	55,034,583
Vantagepoint Growth Fund	3,855,792	36,745,694
Vantagepoint Inflation Protected Securities Fund	5,082,125	60,274,004
Vantagepoint International Fund	5,076,609	48,887,749
Vantagepoint Low Duration Bond Fund	11,295,709	115,103,270
Vantagepoint Select Value Fund	1,679,701	18,392,721

		607,907,729

TOTAL INVESTMENTS—100.0%
(Cost $560,083,635)		607,907,729
Other assets less liabilities—(0.0%)		(96,023)

NET ASSETS—100.0%		$607,811,706

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS

December 31, 2012

Vantagepoint Model Portfolio Traditional Growth Fund	Shares	Value
AFFILIATED MUTUAL FUNDS—100.0%
Vantagepoint Aggressive Opportunities Fund	8,120,541	$82,829,516
Vantagepoint Core Bond Index Fund Class I	18,284,456	192,718,169
Vantagepoint Discovery Fund	4,793,743	45,444,684
Vantagepoint Diversifying Strategies Fund	21,933,452	222,843,868
Vantagepoint Equity Income Fund	19,938,948	179,649,922
Vantagepoint Growth & Income Fund	16,818,851	180,129,893
Vantagepoint Growth Fund	15,758,762	150,181,006
Vantagepoint Inflation Protected Securities Fund	4,957,782	58,799,299
Vantagepoint International Fund	18,700,094	180,081,902
Vantagepoint Low Duration Bond Fund	11,643,619	118,648,474
Vantagepoint Select Value Fund	7,535,996	82,519,152

		1,493,845,885

TOTAL INVESTMENTS—100.0%
(Cost $1,387,470,422)		1,493,845,885
Other assets less liabilities—(0.0%)		(167,647)

NET ASSETS—100.0%		$1,493,678,238

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS

December 31, 2012

Vantagepoint Model Portfolio Long-Term Growth Fund	Shares	Value
AFFILIATED MUTUAL FUNDS—100.0%
Vantagepoint Aggressive Opportunities Fund	15,915,042	$162,333,428
Vantagepoint Core Bond Index Fund Class I	23,147,854	243,978,377
Vantagepoint Discovery Fund	9,129,755	86,550,080
Vantagepoint Diversifying Strategies Fund	22,173,290	225,280,621
Vantagepoint Equity Income Fund	27,327,368	246,219,590
Vantagepoint Growth & Income Fund	23,068,577	247,064,463
Vantagepoint Growth Fund	22,766,974	216,969,265
Vantagepoint International Fund	31,887,396	307,075,623
Vantagepoint Select Value Fund	14,751,948	161,533,830

		1,897,005,277

TOTAL INVESTMENTS—100.0%
(Cost $1,768,504,474)		1,897,005,277
Other assets less liabilities—(0.0%)		(192,994)

NET ASSETS—100.0%		$1,896,812,283

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS

December 31, 2012

Vantagepoint Model Portfolio All-Equity Growth Fund	Shares	Value
AFFILIATED MUTUAL FUNDS—100.0%
Vantagepoint Aggressive Opportunities Fund	6,631,426	$67,640,549
Vantagepoint Discovery Fund	6,755,926	64,046,175
Vantagepoint Equity Income Fund	14,120,355	127,224,397
Vantagepoint Growth & Income Fund	11,259,632	120,590,657
Vantagepoint Growth Fund	12,647,234	120,528,142
Vantagepoint International Fund	14,743,545	141,980,339
Vantagepoint Select Value Fund	6,156,962	67,418,738

		709,428,997

TOTAL INVESTMENTS—100.0%
(Cost $664,249,349)		709,428,997
Other assets less liabilities—(0.0%)		(99,166)

NET ASSETS—100.0%		$709,329,831

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS

December 31, 2012

Vantagepoint Milestone Retirement Income Fund	Shares	Value
AFFILIATED MUTUAL FUNDS—100.0%
Vantagepoint Core Bond Index Fund Class I	2,034,921	$21,448,066
Vantagepoint Diversifying Strategies Fund	4,683,457	47,583,923
Vantagepoint Equity Income Fund	2,631,636	23,711,045
Vantagepoint Growth & Income Fund	2,219,788	23,773,933
Vantagepoint Inflation Protected Securities Fund	3,023,298	35,856,313
Vantagepoint International Fund	1,246,235	12,001,241
Vantagepoint Low Duration Bond Fund	7,246,120	73,837,968

		238,212,489

TOTAL INVESTMENTS—100.0%
(Cost $230,016,802)		238,212,489
Other assets less liabilities—(0.0%)		(54,563)

NET ASSETS—100.0%		$238,157,926

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS

December 31, 2012

Vantagepoint Milestone 2010 Fund	Shares	Value
AFFILIATED MUTUAL FUNDS—100.0%
Vantagepoint Core Bond Index Fund Class I	1,452,935	$15,313,940
Vantagepoint Diversifying Strategies Fund	4,149,161	42,155,476
Vantagepoint Equity Income Fund	4,591,417	41,368,669
Vantagepoint Growth & Income Fund	2,410,477	25,816,214
Vantagepoint Growth Fund	1,652,485	15,748,179
Vantagepoint Inflation Protected Securities Fund	2,929,706	34,746,313
Vantagepoint International Fund	2,187,113	21,061,902
Vantagepoint Low Duration Bond Fund	3,715,981	37,865,848

		234,076,541

TOTAL INVESTMENTS—100.0%
(Cost $221,450,674)		234,076,541
Other assets less liabilities—(0.0%)		(53,748)

NET ASSETS—100.0%		$234,022,793

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS

December 31, 2012

Vantagepoint Milestone 2015 Fund	Shares	Value
AFFILIATED MUTUAL FUNDS—100.0%
Vantagepoint Core Bond Index Fund Class I	3,726,815	$39,280,628
Vantagepoint Diversifying Strategies Fund	7,153,186	72,676,370
Vantagepoint Equity Income Fund	9,191,747	82,817,643
Vantagepoint Growth & Income Fund	4,485,201	48,036,508
Vantagepoint Growth Fund	3,438,012	32,764,259
Vantagepoint Inflation Protected Securities Fund	3,828,986	45,411,774
Vantagepoint International Fund	4,753,205	45,773,363
Vantagepoint Low Duration Bond Fund	4,928,965	50,226,155
Vantagepoint Mid/Small Company Index Fund Class I	1,130,540	17,715,560

		434,702,260

TOTAL INVESTMENTS—100.0%
(Cost $401,928,012)		434,702,260
Other assets less liabilities—(0.0%)		(64,083)

NET ASSETS—100.0%		$434,638,177

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS

December 31, 2012

Vantagepoint Milestone 2020 Fund	Shares	Value
AFFILIATED MUTUAL FUNDS—100.0%
Vantagepoint Core Bond Index Fund Class I	5,930,078	$62,503,019
Vantagepoint Diversifying Strategies Fund	7,159,481	72,740,324
Vantagepoint Equity Income Fund	10,765,487	96,997,038
Vantagepoint Growth & Income Fund	5,036,324	53,939,029
Vantagepoint Growth Fund	3,999,954	38,119,561
Vantagepoint Inflation Protected Securities Fund	1,191,281	14,128,591
Vantagepoint International Fund	5,967,152	57,463,673
Vantagepoint Low Duration Bond Fund	3,515,313	35,821,035
Vantagepoint Mid/Small Company Index Fund Class I	2,489,726	39,014,002

		470,726,272

TOTAL INVESTMENTS—100.0%
(Cost $431,629,153)		470,726,272
Other assets less liabilities—(0.0%)		(62,026)

NET ASSETS—100.0%		$470,664,246

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS

December 31, 2012

Vantagepoint Milestone 2025 Fund	Shares	Value
AFFILIATED MUTUAL FUNDS—100.0%
Vantagepoint Core Bond Index Fund Class I	5,015,777	$52,866,288
Vantagepoint Diversifying Strategies Fund	5,081,825	51,631,339
Vantagepoint Equity Income Fund	9,607,143	86,560,357
Vantagepoint Growth & Income Fund	4,516,804	48,374,972
Vantagepoint Growth Fund	3,657,155	34,852,685
Vantagepoint International Fund	5,568,555	53,625,185
Vantagepoint Low Duration Bond Fund	1,400,916	14,275,333
Vantagepoint Mid/Small Company Index Fund Class I	2,636,980	41,321,474

		383,507,633

TOTAL INVESTMENTS—100.0%
(Cost $349,492,415)		383,507,633
Other assets less liabilities—(0.0%)		(61,441)

NET ASSETS—100.0%		$383,446,192

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS

December 31, 2012

Vantagepoint Milestone 2030 Fund	Shares	Value
AFFILIATED MUTUAL FUNDS—100.0%
Vantagepoint Core Bond Index Fund Class I	2,929,000	$30,871,658
Vantagepoint Diversifying Strategies Fund	3,296,646	33,493,921
Vantagepoint Equity Income Fund	8,134,806	73,294,604
Vantagepoint Growth & Income Fund	3,953,507	42,342,059
Vantagepoint Growth Fund	3,268,211	31,146,053
Vantagepoint International Fund	4,958,203	47,747,492
Vantagepoint Low Duration Bond Fund	457,535	4,662,278
Vantagepoint Mid/Small Company Index Fund Class I	2,653,291	41,577,069

		305,135,134

TOTAL INVESTMENTS—100.0%
(Cost $274,018,810)		305,135,134
Other assets less liabilities—(0.0%)		(57,956)

NET ASSETS—100.0%		$305,077,178

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS

December 31, 2012

Vantagepoint Milestone 2035 Fund	Shares	Value
AFFILIATED MUTUAL FUNDS—100.0%
Vantagepoint Core Bond Index Fund Class I	1,207,360	$12,725,575
Vantagepoint Diversifying Strategies Fund	1,394,871	14,171,891
Vantagepoint Equity Income Fund	5,725,023	51,582,459
Vantagepoint Growth & Income Fund	2,785,970	29,837,737
Vantagepoint Growth Fund	2,441,760	23,269,974
Vantagepoint International Fund	3,652,923	35,177,648
Vantagepoint Low Duration Bond Fund	87,479	891,415
Vantagepoint Mid/Small Company Index Fund Class I	2,236,282	35,042,536

		202,699,235

TOTAL INVESTMENTS—100.0%
(Cost $180,087,106)		202,699,235
Other assets less liabilities—(0.0%)		(50,628)

NET ASSETS—100.0%		$202,648,607

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS

December 31, 2012

Vantagepoint Milestone 2040 Fund	Shares	Value
AFFILIATED MUTUAL FUNDS—100.0%
Vantagepoint Core Bond Index Fund Class I	938,828	$9,895,249
Vantagepoint Diversifying Strategies Fund	389,302	3,955,309
Vantagepoint Equity Income Fund	5,865,587	52,848,939
Vantagepoint Growth & Income Fund	2,873,516	30,775,357
Vantagepoint Growth Fund	2,565,501	24,449,220
Vantagepoint International Fund	3,823,244	36,817,836
Vantagepoint Mid/Small Company Index Fund Class I	2,468,837	38,686,670

		197,428,580

TOTAL INVESTMENTS—100.0%
(Cost $169,596,819)		197,428,580
Other assets less liabilities—(0.0%)		(52,230)

NET ASSETS—100.0%		$197,376,350

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS

December 31, 2012

Vantagepoint Milestone 2045 Fund	Shares	Value
AFFILIATED MUTUAL FUNDS—100.1%
Vantagepoint Core Bond Index Fund Class I	254,121	$2,678,437
Vantagepoint Equity Income Fund	1,634,664	14,728,323
Vantagepoint Growth & Income Fund	805,164	8,623,306
Vantagepoint Growth Fund	714,536	6,809,524
Vantagepoint International Fund	1,061,619	10,223,390
Vantagepoint Mid/Small Company Index Fund Class I	689,294	10,801,236

		53,864,216

TOTAL INVESTMENTS—100.1%
(Cost $51,039,279)		53,864,216
Other assets less liabilities—(0.1%)		(40,108)

NET ASSETS—100.0%		$53,824,108

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS

December 31, 2012

Vantagepoint Milestone 2050 Fund	Shares	Value
AFFILIATED MUTUAL FUNDS—100.4%
Vantagepoint Core Bond Index Fund Class I	32,277	$340,196
Vantagepoint Equity Income Fund	207,285	1,867,636
Vantagepoint Growth & Income Fund	101,394	1,085,933
Vantagepoint Growth Fund	89,806	855,856
Vantagepoint International Fund	133,899	1,289,446
Vantagepoint Mid/Small Company Index Fund Class I	86,671	1,358,134

		6,797,201

TOTAL INVESTMENTS—100.4%
(Cost $6,808,256)		6,797,201
Other assets less liabilities—(0.4%)		(28,205)

NET ASSETS—100.0%		$6,768,996

See accompanying notes to financial statements

THE VANTAGEPOINT FUNDS

Additional Information (Unaudited)

A.	Tax Disclosure

For corporate shareholders, a portion of the ordinary dividends paid during the fund’s year ended December 31, 2012, qualified for the dividends received deduction as follows:

Fund	Corporate Dividend Received Deduction
Equity Income	88.54%
Growth & Income	90.32%
Growth	100.00%
Select Value	100.00%
Aggressive Opportunities	100.00%
Discovery	27.51%
Diversifying Strategies	3.64%
500 Stock Index	96.44%
Broad Market Index	91.35%
Mid/Small Company Index	52.09%
Overseas Equity Index	0.04%
Model Portfolio Savings Oriented	16.69%
Model Portfolio Conservative Growth	21.46%
Model Portfolio Traditional Growth	33.21%
Model Portfolio Long-Term Growth	40.37%
Model Portfolio All-Equity Growth	88.03%
Milestone Retirement Income	18.05%
Milestone 2010	29.01%
Milestone 2015	32.83%
Milestone 2020	37.30%
Milestone 2025	42.01%
Milestone 2030	47.17%
Milestone 2035	52.88%
Milestone 2040	56.96%
Milestone 2045	60.22%
Milestone 2050	57.36%

Pursuant to Section 852 of the Internal Revenue Code, the Company designated the following capital gain dividends for the year ended December 31, 2012:

Fund	Long Term Capital Gain Dividend
Low Duration Bond Inflation Protected Securities	$74,114 15,222,321
Equity Income	53,829,327
Growth & Income	21,289,603
Select Value	6,557,777
Aggressive Opportunities	43,084,081
Discovery	8,483,074
Diversifying Strategies	2,847,974
Broad Market Index	4,339,845
Mid/Small Company Index	15,920,886
Model Savings Oriented	1,798,094
Model Conservative Growth	3,620,104
Model Traditional Growth	16,867,880
Model Long-Term Growth	30,431,408
Model All-Equity Growth	4,015,888

THE VANTAGEPOINT FUNDS

Additional Information (Unaudited) — (Continued)

Fund	Long Term Capital Gain Dividend
Milestone Retirement Income	$2,890,968
Milestone 2010	4,505,139
Milestone 2015	4,995,120
Milestone 2020	3,889,473
Milestone 2025	3,068,946
Milestone 2030	2,658,644
Milestone 2035	1,845,402
Milestone 2040	299,205
Milestone 2045	678,897
Milestone 2050	607

B.	Foreign Taxes Paid

For the year ended December 31, 2012, dividends from foreign countries and taxes paid to foreign countries that qualify for foreign tax credit are as follows:

Fund	Net Foreign Source Income	Foreign Tax Credit
International	$39,581,116	$1,439,723
Overseas Equity Index	6,943,051	389,170
Model Portfolio Savings Oriented	488,075	17,753
Model Portfolio Conservative Growth	1,516,137	55,147
Model Portfolio Traditional Growth	5,557,071	202,128
Model Portfolio Long-Term Growth	9,384,723	341,352
Model Portfolio All-Equity Growth	4,368,210	158,886
Milestone Retirement Income	367,951	13,384
Milestone 2010	651,466	23,696
Milestone 2015	1,412,874	51,390
Milestone 2020	1,764,685	64,187
Milestone 2025	1,637,498	59,561
Milestone 2030	1,459,874	53,100
Milestone 2035	1,071,331	38,968
Milestone 2040	1,124,218	40,891
Milestone 2045	345,135	12,554
Milestone 2050	3,108	113

All other Funds treat foreign taxes paid as reductions of net investment company taxable income by these amounts.

C.	Sources of Income

The following table summarizes the percentage of income received by the Company in 2012 from various obligors:

Fund	U.S. Treasury Obligations	GNMA	FNMA	FHL Bank	FHLMC	Tennessee Valley Authority	Other U.S. Government Agency
Low Duration Bond	1.83%	0.03%	4.60%	0.00%	0.39%	0.00%	0.06%
Inflation Protected Securities	46.18%	0.00%	0.00%	0.00%	0.00%	0.00%	0.73%
Discovery	1.11%	0.02%	2.35%	0.05%	0.37%	0.00%	0.00%
Diversifying Strategies	0.55%	0.03%	2.65%	0.07%	0.79%	0.00%	0.08%
Core Bond Index	23.72%	8.31%	17.19%	1.15%	11.66%	0.24%	0.18%
500 Stock Index	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Broad Market Index	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Mid/Small Company Index	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Overseas Equity Index	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

THE VANTAGEPOINT FUNDS

Additional Information (Unaudited) — (Continued)

D.	Qualified Dividend Income

The following are estimates of qualified dividend income received by the Company through December 31, 2012 that qualify for a reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003 as extended by the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010:

Fund	Qualified Dividend Income
Equity Income	100.00%
Growth & Income	100.00%
Growth	100.00%
Select Value	100.00%
Aggressive Opportunities	100.00%
Discovery	30.01%
International	74.09%
Diversifying Strategies	6.86%
500 Stock Index	98.99%
Broad Market Index	92.42%
Mid/Small Company Index	55.61%
Overseas Equity Index	65.33%
Model Portfolio Savings Oriented	23.88%
Model Portfolio Conservative Growth	31.69%
Model Portfolio Traditional Growth	49.16%
Model Portfolio Long-Term Growth	61.35%
Model Portfolio All-Equity Growth	100.00%
Milestone Retirement Income	25.59%
Milestone 2010	41.61%
Milestone 2015	47.21%
Milestone 2020	53.70%
Milestone 2025	60.68%
Milestone 2030	68.20%
Milestone 2035	76.40%
Milestone 2040	82.17%
Milestone 2045	86.77%
Milestone 2050	80.48%

E.	Directors Table

Independent Directors

Name, Address,* and Age	Positions Held with the Company	Term of Office and Length of Time Served†	Principal Occupation(s) During Past Five Years	Other Directorships Held By Director
N. Anthony Calhoun (65)	Director, Audit Committee Member and Chair, Investment Committee and Nominating and Governance Committee Member	October 31, 2013; Director since November 1998	Independent Consultant (financial consulting) (April 2009–present); Executive Deputy State Treasurer—Commonwealth of Pennsylvania (August 2007–March 2009)	N/A
Donna K. Gilding (73)	Director, Investment Committee Member and Chair, and Nominating and Governance Committee Member	October 31, 2013; Director since November 1998	Chief Investment Officer—Lowenhaupt Global Advisors, LLC (Sept. 2006–present); Trustee (2007–present) and Chair of Investment Committee (2009–present)—The National YMCA Fund, Inc.	N/A

THE VANTAGEPOINT FUNDS

Additional Information (Unaudited) — (Continued)

Name, Address,* and Age	Positions Held with the Company	Term of Office and Length of Time Served†	Principal Occupation(s) During Past Five Years	Other Directorships Held By Director
Arthur R. Lynch (58)	Director, Audit Committee Member, Investment Committee Member, and Nominating and Governance Committee Member	October 31, 2013; Director since November 1998	President and Chief Executive Officer—SRJ Government Consultants, LLC (October 2009–present); Deputy City Manager—City of Glendale, Arizona (2005–October 2009)	N/A
Timothy M. O’Brien (63)	Director, Audit Committee Member, Investment Committee Member, and Nominating and Governance Committee Member	October 31, 2014; Director since September 2005

Independent Consultant (pension consulting) (2003–present); Board member and Chair of Audit

Committee and member of

Investment and Benefits

Committees—Public

Employees Retirement

Association of Colorado (July 2011–present)

N/A
Robin L. Wiessmann (59)	Chair of the Board and Director, Investment Committee Member, and Nominating and Governance Committee Member	October 31, 2013(a); Director since November 1998	State Treasurer—Pennsylvania (April 2007–January 2009); Director—Merrill, Lynch, Pierce, Fenner & Smith Inc. (broker-dealer) (2006–April 2007)	Director—Met-Pro Corporation (manufacturing company) (December 2009–present); Member—Board of Directors, Municipal Securities Regulatory Board (October 2012–present); Director—Lumesis, Inc. (information technology company) (October 2012–present)
George M. Chamberlain, Jr. (65)	Director, Investment Committee and Nominating and Governance Committee Member	October 31, 2014; Director since January 2012	Director and Vice President, Legal and Business Affairs—SCM Advantage LLC (supply chain consulting) (October 2009–present); Principal—GMC Consulting (corporate consulting) (May 1999– present) Board member—Alzheimer’s Association Delaware Valley Chapter (January 2008–present); Board member—Trapp Family Lodge Cooperative (non-profit) (April 2008–present); Board member and Vice Chair—Walnut Street Theater (January 2000–June 2010)	N/A

Interested Director and Officers

Name, Address,* and Age	Positions Held with the Company	Term of Office and Length of Time Served†	Principal Occupation(s) During Past Five Years	Other Directorships Held By Director
David R. Mora (67)**	Director	October 31, 2013; Director since November 2011	Board member (January 2005–present) and Chair of the Board of Directors (January 2010–present)—ICMA Retirement Corporation; West Coast Regional Director—ICMA Retirement Corporation (February 2009–April 2011); City Manager—City of Salinas, CA (September 1990–September 2008); Board member—Public Entity Risk Institute (non-profit) (January 2000–December 2008)	N/A

THE VANTAGEPOINT FUNDS

Additional Information (Unaudited) — (Continued)

Name, Address,* and Age	Positions Held with the Company	Term of Office and Length of Time Served†	Principal Occupation(s) During Past Five Years	Other Directorships Held By Director
Joan W. McCallen (60)**	President and Principal Executive Officer	Since September 2003	Chief Executive Officer—ICMA Retirement Corporation (Aug. 2003–present); President and Manager—Vantagepoint Investment Advisers, LLC, and ICMA-RC Services, LLC (broker-dealer); President and Manager—Vantagepoint Transfer Agents, LLC (2003–present); Director and President, VantageTrust Company, LLC (2003–present)	N/A
Bruce James Rohrbacher (60)**	Vice President and Chief Compliance Officer	Since September 2004	Senior Vice President and Chief Compliance Officer—ICMA Retirement Corporation (2004–present); Chief Compliance Officer, Vantagepoint Investment Advisers, LLC (2004–present) and Chief Compliance Officer, ICMA-RC Services, LLC (broker-dealer) (2004–present); Chief Compliance Officer—VantageTrust Company, LLC (2004–present)	N/A
Elizabeth S. Glista (48)**	Treasurer and Principal Financial Officer	Since March 2009	Senior Vice President and Chief Financial Officer—ICMA Retirement Corporation (April 2009—present); Treasurer—Vantagepoint Investment Advisers, LLC, and Vantagepoint Transfer Agents, LLC (April 2009–present); Treasurer—ICMA-RC Services, LLC (broker-dealer) (April 2009–present); Treasurer—VantageTrust Company, LLC (April 2009–present); Managing Vice President, Financial Operations, Analysis & Treasury—ICMA Retirement Corporation (January 2009–April 2009); Vice President, Financial Planning & Analysis and Treasury—ICMA-RC (January 2000–September 2007 and March 2008–January 2009); Acting Vice President, Internal Audit—ICMA-RC (September 2007–March 2008)	N/A
Angela C. Montez (45)**	Secretary	Since December 2006	Managing Vice President, Deputy General Counsel and Assistant Secretary—ICMA Retirement Corporation (2006–present); Corporate Counsel—ICMA Retirement Corporation (2000–2006); Secretary—Vantagepoint Investment Advisers, LLC, Vantagepoint Transfer Agents, LLC and ICMA-RC Services, LLC (broker-dealer) (2006–2007); Assistant Secretary—VantageTrust Company, LLC (February 2008–present)	N/A
Kathryn B. McGrath (68)**	Assistant Secretary	Since March 2008	Senior Vice President, General Counsel and Secretary—ICMA Retirement Corporation (2007–Present); Secretary—Vantagepoint Investment Advisers, LLC, Vantagepoint Transfer Agents, LLP and ICMA-RC Services, LLC(broker dealer) (2007–present); Secretary—VantageTrust Company, LLC (February 2008-present)	N/A

THE VANTAGEPOINT FUNDS

Additional Information (Unaudited) — (Continued)

*	The business address for each Director is 777 N. Capitol Street N.E., Washington, DC 20002.

†

The Declaration of Trust sets forth the length of the Directors’ terms (five years for Class 1 and Class 2; one year for Class 3), limits each Class 1 and Class 2 Director’s length of service to 12 consecutive years, and prohibits each Director from serving a term that begins after he or she has reached age 72. The date shown in this column reflects the expiration date of the Director’s current term, the end of the Class 1 or Class 2 Director’s 12th year of service, or the Director’s retirement date, whichever occurs first.

**	Mr. Mora is considered to be an “interested person” of the VP Funds (as that term is defined under the 1940 Act), and thus an “interested director,” because he is a director of ICMA Retirement Corporation (“ICMA-RC”), the parent company of VIA and of ICMA-RC Services, LLC (“RC Services”), the distributor of the VP Funds’ shares. Mses. McCallen, Glista, Montez, and McGrath and Mr. Rohrbacher are considered to be “interested persons” of the VP Funds, as that term is defined under the 1940 Act, due to their positions as officers of the following entities: VIA, RC Services, ICMA-RC, and VantageTrust Company.

(a)	Ms. Wiessmann announced that she would resign for the Board effective at the end of the day on March 31, 2013. Prior to that date, the Board nominated, and the holder of a majority of the Funds’ outstanding shares elected, Ms. Dorothy D. Hayes as a Director of the Company to fill the unexpired term of Ms. Wiessmann. Ms. Hayes will begin her service as a Director on April 1, 2013.

Aggregate compensation that was paid to the Directors during the fiscal year ended December 31, 2012 totaled $138,629. Executive officers do not receive any compensation from the Company. However, the Company pays a portion of the compensation of the Chief Compliance Officer of the Company. The amount paid by the Company during the year ended December 31, 2012 totaled $242,682.

The Statement of Additional Information includes additional information about the Company’s Board and is available, without charge, upon request, by calling 1-800-669-7400 and on ICMA-RC’s website at www.icmarc.org.

F.	Subadviser Fees

Presented below are the fees paid by each fund to subadvisers during the year ended December 31, 2012. Fees are shown as an annual percentage of average net assets under management except that the subadvisory fees for Mellon Capital Management Corporation for the Diversifying Strategies Fund are calculated based on the average net asset value of the assets allocated and assigned to it by VIA. The total dollars below represent amounts paid to subadvisers for services performed during the period October 1, 2011 through September 30, 2012.

Fund	Subadviser	Actual Fee as a Percentage of Average Daily Net Assets (net of any subadviser fee waivers)	Dollars Paid
Low Duration Bond	Payden & Rygel	0.10%	$264,633
	STW Fixed Income Management LLC	0.18%	502,200

Inflation Protected Securities	Pacific Investment Management Company, LLC	0.20%	612,765
	BlackRock Financial Management, Inc.	0.10%	291,714

Equity Income	Barrow, Hanley, Mewhinney & Strauss, LLC	0.22%	1,395,945
	T. Rowe Price Associates, Inc.	0.31%	1,945.391
	Southeastern Asset Management, Inc.	0.52%	3,249,440

Growth & Income	Fiduciary Management, Inc.	0.29%	1,231,975
	T. Rowe Price Associates, Inc.	0.38%	1,171,969
	Wellington Management Company, LLP	0.27%	1,318,578

Growth	Atlanta Capital Management Company, LLC (1)	0.30%	456,094
	Columbus Circle Investors	0.33%	1,588,302
	D.G. Capital Management Trust (1)	0.35%	201,238
	Legg Mason Capital Management, LLC (1)	0.32%	271,302
	Tukman Grossman Capital Management, Inc. (1)	0.40%	341,208
	Victory Capital Management, Inc. (1)	0.26%	830,246
	Westfield Capital Management Company, L.P.	0.33%	1,796,172

THE VANTAGEPOINT FUNDS

Additional Information (Unaudited) — (Continued)

Fund	Subadviser	Actual Fee as a Percentage of Average Daily Net Assets (net of any subadviser fee waivers)	Dollars Paid
Select Value	Artisan Partners Limited Partnership	0.55%	$613,752
	Systematic Financial Management, L.P	0.42%	466,825
	WEDGE Capital Management LLP	0.53%	596,786

Aggressive Opportunities	Legg Mason Capital Management, LLC (2)	0.32%	855,958
	Southeastern Asset Management, Inc.	0.57%	1,077,248
	SSgA Funds Management, Inc. (2)	0.03%	—
	TimesSquare Capital Management, LLC	0.50%	1,490,489
	Wellington Management Company, LLP (2)	0.41%	724,267
	Wells Capital Management Company, LLP (2)	0.44%	101,588

Discovery	Payden & Rygel	0.15%	150,909
	Wellington Management Company, LLP	0.73%	731,182

International	Artisan Partners Limited Partnership	0.65%	1,373,396
	GlobeFlex Capital, LP (3)	0.40%	1,433,927
	Mondrian Investment Partners Limited	0.43%	1,657,588
	Walter Scott & Partners Limited	0.55%	1,149,499

Diversifying Strategies	Calamos Advisors LLC	0.53%	821,320
	Mellon Capital Management Corporation (4)	0.33%	875,149
	Payden & Rygel (Enhanced Cash Management)	0.10%	212,850
	Payden & Rygel (Low Duration-Plus Fixed Income)	0.10%	298,273
	Shenkman Capital Management, Inc.	0.38%	594,025
Core Bond Index	Mellon Capital Management Corporation	0.02%	243,269

500 Stock Index	Mellon Capital Management Corporation	0.02%	82,732

Broad Market Index	Mellon Capital Management Corporation	0.02%	119,489

Mid/Small Company Index	Mellon Capital Management Corporation	0.03%	133,495

Overseas Equity Index	Mellon Capital Management Corporation	0.07%	138,010

(1)	On January 23, 2012, Atlanta Capital Management Company, LLC and Victory Capital Management, Inc. began managing the assets of the Growth Fund allocated to them. Effective January 23, 2012, D.G. Capital Management, LLC, Legg Mason Capital Management, LLC and Tukman Grossman Capital Management, Inc. were terminated as subadvisers.

(2)	At a meeting held on June 22, 2012, VIA recommended, and the Vantagepoint Board approved, the termination of Legg Mason Capital Management, LLC and Wellington Management Company, LLP, and the appointments of SSgA Funds Management, Inc. and Wells Capital Management Inc. as subadvisers to the Aggressive Opportunities Fund. These changes were effective on August 27, 2012.

(3)	Effective March 1, 2012, GlobeFlex added a new breakpoint of 0.30% for assets over $450 million.

(4)	Effective May 1, 2011, Mellon Capital Management Corporation contractually agreed to reduce its subadvisory fee through April 30, 2014.

G.	Directors’ Considerations of Investment Advisory and Subadvisory Agreements

The following relates to the consideration by the Board of the approval of an investment advisory agreement for a new series of the Company that commenced operations during the six month period ending December 31, 2012.

THE VANTAGEPOINT FUNDS

Additional Information (Unaudited) — (Continued)

Vantagepoint Milestone 2050 Fund

At a meeting held on June 22, 2012 (“June Meeting”), the Board, including a majority of the Independent Directors, initially approved the Second Master Investment Advisory Agreement (“Master Agreement”) between the Company and VIA for the Milestone 2050 Fund, a new series of the Company that commenced operations on September 10, 2012. Before approving the Master Agreement, the Board considered the recommendations of, and supporting analyses and data presented by, VIA.

With respect to the Board’s initial approval of the Master Agreement between the Company and VIA for the Milestone 2050 Fund, the Directors received written information in advance of the June Meeting, including information regarding: (1) the nature, quality and extent of the services to be provided by VIA; (2) the level of investment advisory fees to be charged by VIA and the fees charged by VIA to each of the other eight series of the Company with a target-date designated in its name (“Dated Milestone Fund Series”); (3) VIA’s experience as investment adviser to the other series of the Company and with respect to the investment strategies to be employed by the Milestone 2050 Fund; (4) the Milestone 2050 Fund’s overall investment advisory fee and expected total expense ratio compared to a group of investment companies categorized by Morningstar as 2046-2050 target-date funds (“Milestone 2050 peer group”); and (5) the expected costs of the services to be provided and net margins (“profit margin”) to be realized by VIA and its affiliates from its relationship with the Milestone 2050 Fund.

In considering the information and materials described above, the Independent Directors received assistance from, and met separately with, their independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. In determining to approve the Master Agreement with VIA for the Milestone 2050 Fund, the Directors considered the information received in advance of the June Meeting, the presentations made by, and discussions held with, VIA’s personnel prior to the June Meeting and at the June Meeting, as well as a variety of factors. In view of the scope and variety of factors and information, the Directors did not find it practicable to, and did not, assign relative weights to the specific factors considered in reaching their conclusion and determination to approve the Master Agreement. Rather, the approval determination was made on the basis of each Director’s business judgment after consideration of all of the factors taken in their entirety. Although not meant to be all-inclusive, the following discusses some of the factors relevant to the Board’s decision to approve the Master Agreement with VIA relating to the Milestone 2050 Fund.

Nature, Extent and Quality of Services. With respect to the nature, extent and quality of the services expected to be provided by VIA to the Milestone 2050 Fund under the Master Agreement, the Directors considered the specific investment services to be provided, including the development of customized age and time appropriate asset allocations both initially and over time, the monitoring of the underlying funds’ performance and the monitoring of aging (glide) paths and underlying fund allocations, by VIA in managing the assets of the Milestone 2050 Fund. They also considered the experience of VIA’s investment staff with regard to managing the Dated Milestone Fund Series. The Directors concluded that the nature, extent and quality of the investment advisory services expected to be provided by VIA were appropriate for the Milestone 2050 Fund in light of its investment objective and strategies and, thus, supported a decision to approve the Master Agreement with VIA relating to the Milestone 2050 Fund.

Investment Performance. At the time of the Board’s consideration of the Master Agreement, the Milestone 2050 Fund had not commenced operations and, therefore, there was no information for the Directors to evaluate regarding the Milestone 2050 Fund’s actual performance.

Advisory Fee, Expense Ratio and Economies of Scale. The Directors considered a comparison of the fee to be charged by VIA to the Milestone 2050 Fund with the fee VIA charges to the other Dated Milestone Fund Series. The Directors considered that the proposed fee for the Milestone 2050 Fund is the same as the fee for the Dated Milestone Fund Series; and the type of services VIA would provide to the Milestone 2050 Fund is comparable to the services currently provided by VIA to the Dated Milestone Fund Series. The Directors also considered comparative data provided by VIA on the advisory fees of the Milestone 2050 peer group. The information provided by VIA showed that the proposed investment advisory fee rate for the Milestone 2050 Fund would be lower than the average and at the median investment advisory fee of the Milestone 2050 peer group. The Directors also considered the comparative data provided by VIA with respect to the expected total expense ratio of the Milestone 2050 Fund as compared to the

THE VANTAGEPOINT FUNDS

Additional Information (Unaudited) — (Continued)

expense ratios of the Milestone 2050 peer group and further noted VIA’s proposed agreement to limit the total operating expenses of the Milestone 2050 Fund until April 30, 2014. The foregoing comparisons assisted the Directors in considering the Master Agreement relating to the Milestone 2050 Fund by providing them with a basis for evaluating the investment advisory fee to be paid to VIA and the Milestone 2050 Fund’s expected total expense ratio on a relative basis. Based on this information, the Directors concluded that the investment advisory fee appeared to be within a reasonable range for the services to be provided.

With respect to the expected costs and profit margins to be realized by VIA (and its affiliates) from its relationship with the Milestone 2050 Fund, the Directors considered the information provided by VIA, which stated that VIA expected to experience similar costs and margins as for the other Dated Milestone Fund Series once the Milestone 2050 Fund achieves a similar asset size. Based on this information, the Directors concluded that VIA may not realize economies of scale with regard to the Milestone 2050 Fund for some period of time and that the proposed fee is appropriate at this time.

Other Considerations. The Directors also considered the potential “fall-out” or ancillary benefits that may accrue to VIA due to its relationship with the Milestone 2050 Fund and that VIA does not expect any direct “fall-out” benefits by virtue of its relationship with the Milestone 2050 Fund. VIA indicated, however, that it may benefit from the enhancement to the set of the Vantagepoint Milestone Funds as the Milestone 2050 Fund may appeal to sponsors of governmental deferred compensation plans.

Conclusion. After full consideration of the foregoing factors, with no single factor identified as being of paramount importance, the Directors, including a majority of the Independent Directors, concluded that the initial approval of the Master Agreement with VIA relating to the Milestone 2050 Fund was in the best interests of the Milestone 2050 Fund and its shareholders, and approved the Master Agreement with, and the fee to be paid to, VIA.

H.	Householding

Only one copy of this Annual Report may be mailed to households, even if more than one person in a household is a shareholder of record, unless the Company has received instructions to the contrary. If you need additional copies of this Annual Report, please contact the Company toll free at 800-669-7400 or in writing at 777 North Capitol Street, NE, Suite 600, Washington, D.C. 20002. If you do not want this mailing of this Annual Report to be combined with those for other members of your household, contact the Company in writing at 777 North Capitol Street, NE, Suite 600, Washington, D.C. 20002 or toll free at 800-669-7400.

I.	Other Available Information

A description of the Company’s proxy voting policies and procedures and the proxy voting record for the year ended June 30, 2012 are available without charge, upon request by calling 800-669-7400, on the Company’s website at www.icmarc.org, or by accessing the Securities and Exchange Commission’s website at www.sec.gov.

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; the Company’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Wilshire®, the Wilshire IndexesSM, Wilshire 5000 Total Market IndexSM, and Wilshire 4500 Completion IndexSM are service marks of Wilshire Associates Incorporated (“Wilshire”) and have been licensed for use by The Vantagepoint Funds (the “Funds”), on behalf of the Broad Market Index Fund and the Mid/Small Company Index Fund, respectively. All content of the Wilshire Indexes and the aforementioned indexes is ©2012 Wilshire Associates Incorporated, all rights reserved. The Funds are not sponsored, endorsed, sold or promoted by Wilshire, and Wilshire makes no representations or warranties with respect to the Funds. Wilshire has no relationship with The Vantagepoint Funds, other than the licensing of the aforementioned indexes and its service marks for use in connection with these two Funds. Wilshire does not:

•	Sponsor, endorse, sell or promote the Funds.

•	Recommend that any person invest in the Funds or any other securities.

THE VANTAGEPOINT FUNDS

Additional Information (Unaudited) — (Continued)

•	Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Funds.

•	Have any responsibility or liability for the administration, management or marketing of the Funds.

•	Consider the needs of the Funds or their shareholders in determining, composing or calculating the above indexes or have any obligation to do so.

Wilshire shall have no liability in connection with the Funds. Specifically, Wilshire makes no representation or warranty, express or implied, regarding:

•	The results to be obtained by the Funds, their shareholders or any other person in connection with the use of the above indexes and the data included in those indexes;

•	The accuracy or completeness of these indexes and any related data; or

•	The merchantability or the fitness for a particular purpose or use of these indexes and/or its related data.

Wilshire shall not have any liability for any errors, omissions or interruptions in the above indexes or related data. Under no circumstances will Wilshire be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Wilshire knows that they might occur. The licensing agreement between The Vantagepoint Funds, on behalf of the Broad Market Index Fund and the Mid/Small Company Index Fund, and Wilshire is solely for the Funds’ benefit and not for the benefit of Fund shareholders or any other third parties.

“Standard & Poor’s “, “S&P “, “S&P 500 “, “Standard & Poor’s 500 “, and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Vantagepoint Funds for the Vantagepoint 500 Stock Index Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., and makes no representation regarding the advisability of investing in the Fund.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Vantagepoint Aggressive Opportunities Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investments (“Russell”). Russell is not responsible for and has not reviewed the Vantagepoint Aggressive Opportunities Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

The Vantagepoint Funds are distributed by ICMA-RC Services, LLC,

a wholly owned broker-dealer subsidiary of ICMA-RC and member FINRA/SIPC.

777 NORTH CAPITOL STREET, NE

WASHINGTON, DC 20002-4240

TOLL-FREE 800-669-7400

PARA ASISTENCIA EN ESPAÑOL LLAME AL 800-669-8216

WWW.ICMARC.ORG

ANR000-001-16544-201302-214

Item 2 (Code of Ethics):

Sub-item 2a. The board of directors of the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, and to persons performing similar functions.

Sub-item 2c. Not applicable.

Sub-item 2d. Not applicable.

Sub-item 2e. Not applicable.

Sub-item 2f. Not applicable.

Item 3 (Audit Committee Financial Expert): Three members of the audit committee of the registrant have been determined by its board of directors to be audit committee financial experts. The audit committee financial experts of the registrant are Arthur Lynch, Anthony Calhoun and Timothy O’Brien, all of whom are independent under the applicable rules.

Item 4 (Principal Accountant Fees and Services):

Sub-item 4a (Audit Fees). The aggregate fees billed for professional services rendered by the registrant’s principal accountant, PricewaterhouseCoopers LLP, for audits of the registrant’s financial statements were $470,042 and $451,067 in 2012 and 2011, respectively.

Sub-item 4b (Audit Related Fees). Not applicable.

Sub-item 4c (Tax Fees). The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice and tax planning were $186,186 and $169,669 in 2012 and 2011, respectively. These services covered preparation of the registrant’s income tax and excise tax returns, and also included related consulting and tax provision work.

Sub-item 4d (All Other Fees). Not applicable.

Sub-item 4e (1). The registrant’s audit committee pre-approves all audit and non-audit services to be performed by the registrant’s accountant before they are engaged to perform such services.

Sub-item 4e (2). The registrant’s audit committee approved 100% of the services described in Sub-item 4c.

Sub-item 4f. Not applicable.

Sub-item 4g. Not applicable.

Sub-item 4h. Not applicable.

Item 5 (Audit Committee of Listed Registrants): Not applicable to this registrant.

Item 6 (Investments):

Sub-item 6a. Not applicable; included under Item 1 above.

Sub-item 6b. Not applicable; the registrant did not divest itself of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7 (Disclosure of Proxy Voting Policies & Procedures for Closed-end Management Investment Companies): Not applicable to this registrant.

Item 8 (Portfolio Managers of Closed-End Management Investment Companies): Not applicable to this registrant.

Item 9 (Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers): Not applicable to this registrant.

Item 10 (Submission of Matters to a Vote of Security Holders): Not applicable.

Item 11 (Controls and Procedures):

Sub-item 11a. The principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

Sub-item 11b. There was no change in the registrant’s internal control over financial reporting that occurred during the most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to affect, the registrant’s internal control over financial reporting.

Item 12 (Exhibits):

Sub-item 12a(1). The code of ethics exhibit is attached.

Sub-item 12a(2). The certification exhibits are attached.

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Vantagepoint Funds

By:	/s/ Joan McCallen
Joan McCallen, Principal Executive Officer

Date:	March 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities, and on the dates indicated.

By:	/s/ Joan McCallen
Joan McCallen, Principal Executive Officer

Date:	March 8, 2013

By:	/s/ Elizabeth Glista
Elizabeth Glista, Principal Financial Officer

Date:	March 6, 2013